AS FILED WITH THE SEC ON __________.                  REGISTRATION NO. 333-01031

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                        POST-EFFECTIVE AMENDMENT NO. 5 TO

                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
               OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                 ON FORM N-8B-2
                                  ------------


                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                              (Exact Name of Trust)

                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)
                                PRUDENTIAL PLAZA
                          NEWARK, NEW JERSEY 07102-3777
                                 (201) 802-6000

          (Address and telephone number of principal executive offices)

                                  ------------

                             C. CHRISTOPHER SPRAGUE
                            ASSISTANT GENERAL COUNSEL
                   THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                               100 MULBERRY STREET
                                3 GATEWAY CENTER
                          NEWARK, NEW JERSEY 07102-4077
                     (Name and address of agent for service)

                                  ------------

It is proposed that this filing will become effective (check appropriate space):

    | |  immediately upon filing pursuant to paragraph (b) of Rule 485

    |X|  on May 1, 2000 pursuant to paragraph (b) of Rule 485
               (date)

    | |  60 days after filing pursuant to paragraph (a)(1) of Rule 485

    | |  on                            pursuant to paragraph (a)(1) of Rule 485
            ------------------------
                 (date)

                              CROSS REFERENCE SHEET
                          [AS REQUIRED BY FORM N-8B-2]

N-8B-2 ITEM
NUMBER         LOCATION
-----------    --------

   1.          Cover Page

   2.          Cover Page

   3.          Not Applicable

   4.          Sale of the Contract and Sales Commissions

   5.          The Prudential Variable Contract Account GI-2

   6.          The Prudential Variable Contract Account GI-2

   7.          Not Applicable

   8.          Not Applicable

   9.          Litigation

   10. Brief Description of the Group Contract and Certificate; How Prudential Issues Certificates; Applicant Owner Provision; A "Free Look" Period; Procedures; Premiums; Effective Date of Insurance; How You Can Change the Way Prudential Allocates Future Premium Payments; How You Can Transfer Amounts In Your Certificate Fund From One Investment Option to Another; Dollar Cost Averaging; Death Benefits; Changes in Face Amount; Charges and Expenses; Reduction of Charges; Dividends or Experience Credits; Cash Surrender Value; Full Surrenders; Paid-Up Coverage; Partial Withdrawals; Loans; Telephone and Electronic Transactions; Lapse; Termination of a Group Contractholder's Participation in Group Contract; Participants Who Are No Longer Eligible Group Members; Options on Termination of Coverage; Reinstatement; Tax Treatment of Certificate Benefits; ERISA Considerations; When Proceeds Are Paid; Beneficiary; Incontestability; Misstatement of Age; Suicide Exclusion; Assignment; Voting Rights; Substitution of Fund Shares; Additional Insurance Benefits

   11. Brief Description of the Group Contract and Certificate; The Prudential Variable Contract Account GI-2; The Funds

   12. Cover Page; Brief Description of the Group Contract and Certificate; The Funds; Sale of the Contract and Sales Commissions

   13.         Brief Description of the Group Contract and Certificate;
               Premiums; Reduction of Charges; Sale of the Contract

N-8B-2 ITEM
NUMBER         LOCATION
-----------    --------

               and Sales Commissions

   14. Brief Description of the Group Contract and Certificate; How Prudential Issues Certificates; Procedures

   15.         Brief Description of the Group Contract and Certificate;
               Procedures; How You Can Change the Way Prudential Allocates Future Premium Payments; How You Can Transfer Amounts In Your Certificate Fund From One Investment Option to Another

   16. Brief Description of the Group Contract and Certificate; Detailed Information About the Certificates

   17. Death Benefits; Full Surrenders; Partial Withdrawals; Loans; When Proceeds Are Paid

   18.         The Prudential Variable Contract Account GI-2; The Funds

   19.         Reports

   20.         Not Applicable

   21.         Loans

   22.         Not Applicable

   23.         Not Applicable

   24.         Incontestability; Misstatement of Age; Suicide Exclusion;
               Assignment

   25.         The Prudential Insurance Company of America

   26.         The Funds; Charges and Expenses

   27. General Information About Prudential; The Prudential Variable Contract Account GI-2, and The Variable Investment Options under the Certificates

   28. The Prudential Insurance Company of America; Directors and Officers of Prudential

   29.         The Prudential Insurance Company of America

   30.         Not Applicable

   31.         Not Applicable

   32.         Not Applicable

N-8B-2 ITEM
NUMBER         LOCATION
-----------    --------

   33.         Not Applicable

   34.         Not Applicable

   35.         The Prudential Insurance Company of America

   36.         Not Applicable

   37.         Not Applicable

   38.         Sale of the Contract and Sales Commissions

   39.         Sale of the Contract and Sales Commissions

   40.         Not Applicable

   41.         Sale of the Contract and Sales Commissions

   42.         Not Applicable

   43.         Not Applicable

   44. Brief Description of the Group Contract and Certificate; The Funds; Premiums; Cash Surrender Value

   45.         Not Applicable

   46. Brief Description of the Group Contract and Certificate; The Prudential Variable Contract Account GI-2; The Funds; Death Benefits; Full Surrenders; Partial Withdrawals

   47.         The Prudential Variable Contract Account GI-2; The Funds

   48.         Not Applicable

   49.         Not Applicable

   50.         Not Applicable

   51. Brief Description of the Group Contract and Certificate; Detailed Information About the Certificates

   52.         Substitution of Fund Shares

   53.         Tax Treatment of Certificate Benefits; ERISA Considerations

   54.         Not Applicable

   55.         Not Applicable

N-8B-2 ITEM
NUMBER         LOCATION
-----------    --------

   56.         Not Applicable

   57.         Not Applicable

   58.         Not Applicable


   59. Financial Statements of The Group Variable Universal Life Subaccounts of The Prudential Variable Contract Account GI-2; Consolidated Financial Statements of The Prudential Insurance Company of America and its subsidiaries

                                     PART I

                            INFORMATION IN PROSPECTUS

PROSPECTUS
May 1, 2000

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE INSURANCE

This document is a prospectus. It tells you about GROUP VARIABLE UNIVERSAL LIFE INSURANCE contracts offered by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") for insurance programs that are sponsored by groups.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under a Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her dependents.

The Group Contracts and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals and loans are available but certain rules and limits apply to how they work.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because they describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 90. It's easy to recognize a defined term--we capitalize them.

A WORD ABOUT REPLACING YOUR LIFE INSURANCE. You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage--either by asking for a new policy or by buying additional insurance--than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE FUNDS UNDER THE GROUP PROGRAM THAT WILL BE AVAILABLE TO YOU. FOR SOME GROUP CONTRACTS, THIS PROSPECTUS WILL BE ACCOMPANIED BY A SUPPLEMENT THAT DESCRIBES THE UNIQUE FEATURES OF THE GROUP CONTRACT AND CERTIFICATES. FOR THOSE GROUP CONTRACTS, THE PROSPECTUS AND THE SUPPLEMENT TOGETHER PROVIDE ALL THE INFORMATION YOU NEED TO KNOW ABOUT GROUP VARIABLE UNIVERSAL LIFE INSURANCE, AND YOU SHOULD READ THEM TOGETHER.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Prudential Insurance Company of America
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874

The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

GL.2000.114

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (called the "Separate Account") has 129 variable investment options. We call each option a "Subaccount." We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. (called the "Series Fund") or in certain other mutual fund portfolios. When we refer to "Funds" in this prospectus, we mean all or any of these funds.

We will permit each Group Contractholder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

You may then choose as investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.

We describe the Funds chosen by your Group Contractholder briefly in the section called "THE FUNDS." It starts on page 22. We will send you a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

                               TABLE OF CONTENTS


                                                                          PAGE
BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE................... 1

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES................. 17

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE CONTRACT
ACCOUNT GI-2, AND THE VARIABLE INVESTMENT OPTIONS UNDER THE
CERTIFICATES.............................................................. 21
            The Prudential Insurance Company of America................... 21
            The Prudential Variable Contract Account GI-2................. 22
            The Funds..................................................... 22
            The Fixed Account............................................. 53

DETAILED INFORMATION ABOUT THE CERTIFICATES............................... 54
            How Prudential Issues Certificates............................ 54
            A "Free Look" Period.......................................... 55
            Procedures.................................................... 55
            Premiums...................................................... 56
            Effective Date of Insurance................................... 57
            How Prudential Will Deposit and Invest Premium Payments....... 57
            How You Can Change the Way Prudential Allocates
               Future Premium Payments.................................... 57
            How You Can Transfer Amounts in Your Certificate Fund
               from One Investment Option to Another...................... 58
            Dollar Cost Averaging......................................... 59
            Death Benefits................................................ 60
            Changes in Face Amount........................................ 62
            Charges and Expenses.......................................... 63
            Reduction of Charges.......................................... 66
            Dividends or Experience Credits............................... 67
            Cash Surrender Value.......................................... 67
            Full Surrenders............................................... 68
            Paid-up Coverage.............................................. 68
            Partial Withdrawals........................................... 69
            Loans......................................................... 69
            Telephone and Electronic Transactions......................... 71
            Lapse......................................................... 71
            Termination of a Group Contractholder's Participation in the
               Group Contract............................................. 72
            Participants Who Are No Longer Eligible Group Members......... 72
            Options on Termination of Coverage............................ 73
            Reinstatement................................................. 74
            Tax Treatment of Certificate Benefits......................... 75
            ERISA Considerations.......................................... 78
            When Proceeds Are Paid........................................ 80

            Beneficiary................................................... 80
            Incontestability.............................................. 80
            Misstatement of Age........................................... 81
            Suicide Exclusion............................................. 81
            Modes of Settlement........................................... 81
            Assignment.................................................... 82
            Applicant Owner Provision..................................... 83
            Voting Rights................................................. 83
            Substitution of Fund Shares................................... 84
            Additional Insurance Benefits................................. 84
            Reports....................................................... 86
            Sale of the Contract and Sales Commissions.................... 86
            Ratings and Advertisements.................................... 87
            Services Performed by Third Parties........................... 87
            State Regulation.............................................. 88
            Experts....................................................... 88
            Litigation.................................................... 89

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS...................... 90

DIRECTORS AND OFFICERS OF PRUDENTIAL...................................... 93

FINANCIAL STATEMENTS OF THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2............................. A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
   COMPANY OF AMERICA AND ITS SUBSIDIARIES................................ B1

YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND ANY SUPPLEMENT TO IT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about Group Variable Universal Life Insurance. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.

WHAT IS A GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is an insurance contract issued by Prudential to the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will calculate the Death Benefit like this:

* The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.

See the DEATH BENEFITS section on page 60.

HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

* The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender MINUS any Certificate Debt and outstanding charges.

(Under the terms of some Group Contracts, Prudential is permitted to also deduct a charge for the surrender. The charge may be up to $20.)

See the CASH SURRENDER VALUE section on page 67.

WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. Prudential may also require you to pay a minimum initial premium.

If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.

See the PREMIUMS section on page 56.

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has Subaccounts. We invest the assets of each Subaccount in its corresponding Fund.

We permit each Group Contractholder to choose up to 20 of these Funds for the Group Contractholder's Participants to invest in. The Series Fund Money Market Portfolio must be one of the selected Funds. And generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

Instead of choosing Funds for itself, a Group Contractholder may ask Prudential to present it with one or more predetermined groups of Funds for the Group Contractholder's Participants to invest in.

We will not permit a Group Contractholder to substitute other Funds for Funds it has already selected (whether the Group Contractholder chose its own Funds or selected a predetermined group of Funds). But, if a Group Contractholder chooses fewer than 20 Funds, we will permit that Group Contractholder to select additional Funds.

You may invest only in the Funds chosen by your Group Contractholder and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 53.)

We recommend that the Group Contractholder get advice from an investment advisor when choosing the investment options for its Participants.

See THE FUNDS section on page 22. Each Fund prospectus provides more detailed information about the specific Fund.

DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 53.

WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses.

All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 63. This chart briefly outlines the charges that may be made:

--------------------------------------------------------------------------------
      YOU MAKE A PREMIUM PAYMENT.
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     THEN, PRUDENTIAL DEDUCTS THESE CHARGES:

     * A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.6%, but some Group Contracts may permit a charge up to 5.35%. We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

     * A PROCESSING CHARGE of up to $2. (Under some Group Contracts, this charge is waived.)

     * A SALES CHARGE of up to 3 1/2%. (Under some Group Contracts, this charge is waived.)
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     THE REMAINDER IS YOUR NET PREMIUM

     This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     DAILY CHARGES

     After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

     * A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected.

       Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

     * A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

     In 1999, the total expenses (after expense reimbursement) of the Funds ranged from 0.39% to 2.04% of their average net assets.
--------------------------------------------------------------------------------

                                       -

--------------------------------------------------------------------------------

     MONTHLY CHARGES

    Prudential deducts these charges from your Certificate Fund each month:

     * A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, this charge may be up to $3 per month. Prudential guarantees that it will not be more than $6 per month.

     * A CHARGE FOR THE COST OF INSURANCE.

     * A CHARGE FOR ANY ADDITIONAL INSURANCE BENEFITS not already included in the charge for the cost of insurance.

     Under some Group Contracts, Prudential may deduct these charges more or less frequently.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     POSSIBLE ADDITIONAL CHARGES

     Some Group Contracts may also permit Prudential to make the following TRANSACTION CHARGES:

     * When you use the DOLLAR COST AVERAGING feature.

     * When you ask Prudential to REALLOCATE the way your premium payments will be invested.

     * When you SURRENDER your Certificate Fund or when you make a WITHDRAWAL from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less.

     * Each time you take a LOAN from your Certificate Fund. The charge may be up to $20.

     * Each time you request an ADDITIONAL STATEMENT about your Certificate Fund. The charge may be up to $20.

     * When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one.

     Also, Prudential has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.
--------------------------------------------------------------------------------

CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?

Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 69 and the FULL SURRENDERS section on page 68.

With respect to purchases or sales involving the Subaccounts, we price transactions as of 4:00 p.m. Eastern time each Busines Day. Such transactions received in good order prior to 4:00 p.m. Eastern time on a given Business Day will be priced as of that day.

CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

* The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

* The Loan Account earns interest at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.

HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

Each Group Contract has different rules. Under some Group Contracts, you may continue your insurance even though you are no longer part of the group. The charges for continued insurance may be higher.

You may also surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or convert the insurance to an individual life insurance policy.

See the OPTIONS ON TERMINATION OF COVERAGE section on page 73.

WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

* First, the Death Benefit is generally not included in the gross income of the beneficiary.

* Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

* Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income.

* Fourth, loans are not generally treated as distributions.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75. You should consult your tax advisor for guidance on your specific situation.

WHAT ARE THE FUNDS' CHARGES?

The following table summarizes the fee and expense information for the Funds. For more information about the Funds, see THE FUNDS section on page 22.

                                                                                    TOTAL FUND
                                               INVESTMENT                          ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER       (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES     REIMBURSEMENTS) (1)
  THE PRUDENTIAL SERIES FUND, INC.
   Conservative Balanced Portfolio                0.55%       --        0.02%            0.57%
   Diversified Bond Portfolio                     0.40%       --        0.03%            0.43%
   Equity Portfolio                               0.45%       --        0.02%            0.47%
   Equity Income Portfolio                        0.40%       --        0.02%            0.42%
   Flexible Managed Portfolio                     0.60%       --        0.02%            0.62%
   Global Portfolio                               0.75%       --        0.09%            0.84%
   Government Income Portfolio                    0.40%       --        0.04%            0.44%
   High Yield Bond Portfolio                      0.55%       --        0.05%            0.60%
   Money Market Portfolio                         0.40%       --        0.02%            0.42%
   Natural Resources Portfolio                    0.45%       --        0.12%            0.57%
   Prudential Jennison Portfolio                  0.60%       --        0.03%            0.63%
   Small Capitalization Stock Portfolio           0.40%       --        0.05%            0.45%
   Stock Index Portfolio                          0.35%       --        0.04%            0.39%
   Zero Coupon Bond 2005 Portfolio                0.40%       --        0.19%            0.59%

                                                                                   TOTAL FUND
                                               INVESTMENT                         ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER      (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation Fund             0.62%       --        0.11%            0.73%
   AIM V.I. Diversified Income Fund               0.60%       --        0.23%            0.83%
   AIM V.I. Global Utilities Fund                 0.65%       --        0.49%            1.14%
   AIM V.I. Government Securities Fund            0.50%       --        0.40%            0.90%
   AIM V.I. Growth Fund                           0.63%       --        0.10%            0.73%
   AIM V.I. Growth and Income Fund                0.61%       --        0.16%            0.77%
   AIM V.I. International Equity Fund             0.75%       --        0.22%            0.97%
   AIM V.I. Value Fund                            0.61%       --        0.15%            0.76%

  ALLIANCE VARIABLE PRODUCTS SERIES FUND,
  INC.
   Global Bond Portfolio (2)                      0.65%       --        0.25%            0.90%
   Global Dollar Government Portfolio (2)         0.12%       --        0.83%            0.95%
   Growth Portfolio                               0.75%       --        0.09%            0.84%
   Growth and Income Portfolio                    0.63%       --        0.08%            0.71%
   International Portfolio (2)                    0.69%       --        0.26%            0.95%
   Premier Growth Portfolio                       1.00%       --        0.05%            1.05%
   Quasar Portfolio (2)                           0.81%       --        0.14%            0.95%
   Real Estate Investment Portfolio (2)           0.49%       --        0.46%            0.95%
   Technology Portfolio (2)                       0.86%       --        0.09%            0.95%
   U.S. Government/High Grade Securities
    Portfolio                                     0.60%       --        0.26%            0.86%
   Utility Income Portfolio (2)                   0.72%       --        0.23%            0.95%
   Worldwide Privatization Portfolio (2)          0.63%       --        0.32%            0.95%

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP Balanced Portfolio                            N/A       --          N/A            0.90%
   VP International Portfolio (3)                   N/A       --          N/A            1.34%
   VP Value Portfolio (3)                           N/A       --          N/A            1.00%

  BERGER INSTITUTIONAL PRODUCTS TRUST
   Berger IPT - 100 Fund (4)                      0.75%       --        0.25%            1.00%
   Berger IPT - Growth and Income Fund (5)        0.75%       --        0.25%            1.00%
   Berger IPT - Small Company Growth Fund (6)     0.85%       --        0.30%            1.15%
   Berger/BIAM IPT - International Fund (7)       0.90%       --        0.30%            1.20%

                                                                                   TOTAL FUND
                                               INVESTMENT                         ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER      (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
  FUND, INC.                                      0.75%       --        0.04%            0.79%
  DREYFUS FUNDS
   Appreciation Portfolio                         0.43%       --        0.35%            0.78%
   Disciplined Stock Portfolio                    0.75%       --        0.06%            0.81%
   Growth and Income Portfolio                    0.75%       --        0.04%            0.79%
   International Equity Portfolio                 0.75%       --        0.27%            1.02%
   International Value Portfolio                  1.00%       --        0.35%            1.35%
   Quality Bond Portfolio                         0.65%       --        0.09%            0.74%
   Small Cap Portfolio                            0.75%       --        0.03%            0.78%
   Small Company Stock Portfolio                  0.75%       --        0.22%            0.97%
   Special Value Portfolio                        0.75%       --        0.11%            0.86%

  FRANKLIN(R) TEMPLETON(R): TEMPLETON VARIABLE
  PRODUCTS SERIES FUND (CLASS 2 SHARES)
   Templeton Asset Strategy Fund (8) (9)          0.60%      0.25%      0.18%            1.03%
   Templeton Global Income Securities Fund
    (9) (10) (11)                                 0.60%      0.25%      0.05%            0.90%
   Templeton Developing Markets Securities
    Fund (9) (12)                                 1.25%      0.25%      0.31%            1.81%
   Templeton International Securities Fund
    (9) (13)                                      0.69%      0.25%      0.19%            1.13%
   Templeton Growth Securities Fund (9) (11)
    (14)                                          0.83%      0.25%      0.05%            1.13%

  INVESCO VARIABLE INVESTMENT FUNDS, INC.
   VIF-Blue Chip Growth Fund (15) (16) (17)       0.85%       --        1.19%            2.04%
   VIF-Dynamics Fund (15) (16) (17)               0.75%       --        0.54%            1.29%
   VIF-Equity Income Fund (15) (16)               0.75%       --        0.44%            1.19%
   VIF-Health Sciences Fund (15) (17)             0.75%       --        0.74%            1.49%
   VIF-High Yield Fund (15) (16)                  0.60%       --        0.48%            1.08%
   VIF-Small Company Growth Fund (15) (16) (17)   0.75%       --        1.01%            1.76%
   VIF-Technology Fund (15) (17)                  0.75%       --        0.57%            1.32%
   VIF-Total Return Fund (15) (16)                0.75%       --        0.55%            1.30%
   VIF-Utilities Fund (15) (16) (17)              0.60%       --        0.76%            1.36%

  JANUS ASPEN SERIES
   Aggressive Growth Portfolio (18)               0.65%       --        0.02%            0.67%
   Balanced Portfolio (18)                        0.65%       --        0.02%            0.67%
   Flexible Income Portfolio                      0.65%       --        0.07%            0.72%
   Growth Portfolio (18)                          0.65%       --        0.02%            0.67%
   High-Yield Portfolio (18)                      0.00%       --        1.00%            1.00%
   International Growth Portfolio (18)            0.65%       --        0.11%            0.76%
   Worldwide Growth Portfolio (18)                0.65%       --        0.05%            0.70%

                                                                                   TOTAL FUND
                                               INVESTMENT                         ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER      (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  J.P. MORGAN SERIES TRUST II
   J.P. Morgan Bond Portfolio (19)                0.30%       --        0.45%            0.75%
   J.P. Morgan U.S. Disciplined Equity
    Portfolio (19)                                0.35%       --        0.50%            0.85%
   J.P. Morgan International Opportunities
    Portfolio (19)                                0.60%       --        0.60%            1.20%
   J.P. Morgan Small Company Portfolio (19)       0.60%       --        0.55%            1.15%

  KEMPER VARIABLE SERIES
   Blue Chip Portfolio (20)                       0.65%       --        0.06%            0.71%
   Contrarian Value Portfolio (20)                0.75%       --        0.05%            0.80%
   Government Securities Portfolio                0.55%       --        0.08%            0.63%
   Growth Portfolio                               0.60%       --        0.06%            0.66%
   High Yield Portfolio                           0.60%       --        0.07%            0.67%
   Horizon 5 Portfolio (20)                       0.60%       --        0.16%            0.76%
   Horizon 10+ Portfolio (20)                     0.60%       --        0.12%            0.72%
   Horizon 20+ Portfolio (20)                     0.60%       --        0.18%            0.78%
   International Portfolio                        0.75%       --        0.19%            0.94%
   Investment Grade Bond Portfolio (20)           0.60%       --        0.05%            0.65%
   Small Cap Growth Portfolio                     0.65%       --        0.06%            0.71%
   Small Cap Value Portfolio (20)                 0.75%       --        0.09%            0.84%
   Total Return Portfolio                         0.55%       --        0.06%            0.61%
   Value + Growth Portfolio (20)                  0.75%       --        0.08%            0.83%

  LAZARD RETIREMENT SERIES, INC.
   Emerging Markets Portfolio (21)                1.00%      0.25%      0.35%            1.60%
   Equity Portfolio (21)                          0.75%      0.25%      0.25%            1.25%
   International Equity Portfolio (21)            0.75%      0.25%      0.25%            1.25%
   Small Cap Portfolio (21)                       0.75%      0.25%      0.25%            1.25%

  MFS(R) VARIABLE INSURANCE TRUST SM
   MFS Bond Series (22) (23)                      0.60%       --        0.16%            0.76%
   MFS Capital Opportunities Series (22)(23)      0.75%       --        0.16%            0.91%
   MFS Emerging Growth Series (22)                0.75%       --        0.09%            0.84%
   MFS Global Government Series (22) (23)         0.75%       --        0.16%            0.91%
   MFS Growth With Income Series (22)             0.75%       --        0.13%            0.88%
   MFS High Income Series (22) (23)               0.75%       --        0.16%            0.91%
   MFS Research Series (22)                       0.75%       --        0.11%            0.86%
   MFS Total Return Series (22)                   0.75%       --        0.15%            0.90%
   MFS Utilities Series (22)                      0.75%       --        0.16%            0.91%

                                                                                   TOTAL FUND
                                               INVESTMENT                         ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER      (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST
  ("AMT")
   AMT Balanced Portfolio (24)                    0.85%       --        0.17%            1.02%
   AMT Growth Portfolio (24)                      0.84%       --        0.08%            0.92%
   AMT Limited Maturity Bond Portfolio (24)       0.65%       --        0.11%            0.76%
   AMT Partners Portfolio (24)                    0.80%       --        0.07%            0.87%

  THE ROYCE PORTFOLIOS
   Royce Micro-Cap Portfolio (25)                 1.25%       --        0.10%            1.35%
   Royce Premier Portfolio (25)                   1.00%       --        0.35%            1.35%

  SCUDDER VARIABLE LIFE INVESTMENT FUND
  (CLASS A AND B SHARES)
   Balanced Portfolio (Class A)                  0.475%      0.25%     0.080%            0.81%
   Bond Portfolio (Class A)                      0.475%      0.25%     0.090%            0.82%
   Capital Growth Portfolio (Class B)            0.462%      0.25%     0.030%            0.74%
   Global Discovery Portfolio (Class B) (26)     0.975%      0.25%     0.650%            1.88%
   Growth & Income Portfolio (Class B)           0.475%      0.25%     0.080%            0.81%
   International Portfolio (Class B)             0.852%      0.25%     0.180%            1.28%

  THE STRONG FUNDS
   Strong Discovery Fund II (27)                  1.00%       --        0.14%            1.14%
   Strong Mid Cap Growth Fund II (27)             1.00%       --        0.15%            1.15%
   Strong International Stock Fund II (27))       1.00%       --        0.16%            1.16%
   Strong Opportunity Fund II (27)                1.00%       --        0.14%            1.14%

  T. ROWE PRICE VARIABLE FUNDS
   Equity Income Portfolio (28)                   0.85%       --        0.00%            0.85%
   International Stock Portfolio (28)             1.05%       --        0.00%            1.05%
   Limited-Term Bond Portfolio (28)               0.70%       --        0.00%            0.70%
   Mid-Cap Growth Portfolio (28)                  0.85%       --        0.00%            0.85%
   New America Growth Portfolio (28)              0.85%       --        0.00%            0.85%
   Personal Strategy Balanced Portfolio (28)      0.90%       --        0.00%            0.90%

                                                                                   TOTAL FUND
                                               INVESTMENT                         ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER      (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  WARBURG PINCUS TRUST I
   Emerging Markets Portfolio (29)                0.00%       --        1.40%            1.40%
   International Equity Portfolio                 1.00%       --        0.32%            1.32%
   Global Post-Venture Capital Portfolio (29)     1.07%       --        0.33%            1.40%
   Small Company Growth Portfolio                 0.90%       --        0.24%            1.14%

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) Net of expenses waived or reimbursed. The expenses of the following Portfolios, before expense reimbursements, would be: Global Bond Portfolio: investment management fee 0.65%, other expenses 0.39% and total fund annual expenses 1.04%; Global Dollar Government Portfolio: investment management fee 0.75%, other expenses 1.54% and total fund annual expenses 2.29%; International Portfolio: investment management fee 1.00%, other expenses 0.36% and total fund annual expenses 1.36%; Quasar Portfolio: investment management fee 1.00%, other expenses 0.19% and total fund annual expenses 1.19%; Real Estate Investment Portfolio: investment management fee 0.90%, other expenses 0.82% and total fund annual expenses 1.72%; Technology
    Portfolio: investment management fee 1.00%, other expenses 0.12% and total fund annual expenses 1.12%; Utility Income Portfolio: investment management fee 0.75%, other expenses 0.39% and total fund annual expenses 1.14%; and, Worldwide Privatization Portfolio: investment management fee 1.00%, other expenses 0.46% and total fund annual expenses 1.46%.

(3) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

(4) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.18%.

(5) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.18%.

(6) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.49%.

(7) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.45%.

(8) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.60%, Distribution and Service Fees 0.25%, Other Expenses 0.14% and Total Fund Operating Expenses 0.99%.

(9) The fund's class 2 distribution plan or "rule 12b-1"is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(10) On 2/8/00, a merger and reorganization was approved that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets. The fund's expenses after 5/1/00 would be estimated as: Management Fees 0.60%, Distribution and Service Fees 0.25%, Other Expenses 0.04% and Total Fund Operating Expenses 0.89%.

(11) The fund administration fee is paid indirectly through the management fee.

(12) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Developing Markets Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 1.25%, Distribution and Service Fees 0.25%, Other Expenses 0.29% and Total Fund Operating Expenses 1.79%.

(13) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/ 1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%.

(14) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.80%, Distribution and Service Fees 0.25%, Other Expenses 0.05% and Total Fund Operating Expenses 1.10%.

(15) The Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under an expense offset arrangement.

(16) The expense information presented in the table has been restated from the financials to reflect a change in the administrative services fee.

(17) Certain expenses of the Fund were absorbed voluntarily by Invesco in order to ensure that expenses for the Fund did not exceed: 1.50%, Blue Chip Growth; 1.15%, Dynamics; 1.25%, Health Sciences; 1.25%, Small Company Growth; 1.25%, Technology; and 1.15%, Utilities of the Fund's average net assets pursuant to an agreement between the Fund and Invesco. This Commitment may be changed at any time following consultation with the board of directors. Without the agreement in effect, the Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ended
     December 31, 1999 were: 8.31% and 9.16%, Blue Chip Growth; 1.53% and 2.28%, Dynamics; 2.11% and 2.86%, Health Sciences; 3.35% and 4.10%, Small Company Growth; 0.78% and 1.53%, Technology; and 1.08% and 1.68%, Utilities, respectively of the Fund's average net assets.

(18) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated, in the case of the High-Yield Portfolio, to reflect a reduction in the Management Fee. Without this contractual waiver by Janus Capital the expenses for the High-Yield Portfolio would be as follows:
     Management Fee, 0.75%; Other Expenses, 4.17%; Total Operating Expenses, 4.92%. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

(19) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.85%, 1.20%, 1.15%, of the average daily net assets of the J.P. Morgan Bond Portfolio, J.P. Morgan U.S Disciplined Equity Portfolio, J.P. Morgan International Opportunities Portfolio, and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 0.75% for the J.P. Morgan Bond Portfolio, 0.87% for the J.P Morgan U.S. Disciplined Equity Portfolio, 1.98% for the J.P. Morgan International Opportunities Portfolio and 2.57% for the J.P. Morgan Small Company Portfolio.

(20) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Kemper Value+ Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+Portfolio (.83%), Kemper Horizon 20+ Portfolio (.93%), Kemper Investment Grade Bond Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits, after the benefit of any custodial credits.

(21) Effective May 1, 1999 the Investment Adviser agreed to waive its fees and /or reimburse the Portfolios through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.60%,1.25%,1.25% and 1.25% for the Emerging Markets Portfolio, Equity Portfolio, International Equity Portfolio, and the Small Cap Portfolio, respectively. Absent fee waivers and/or reimbursements Other Expenses and Total Fund Annual Expenses for the year ended December 31, 1999 would have been: 8.34% and 9.59% for the Emerging Markets Portfolio; 4.63% and 5.63% for the Equity Portfolio; 11.94%; and, 12.94% for the International Equity Portfolio, and 6.31% and 7.31% for the Small Cap Portfolio.

(22) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(23) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for Capital Opportunities Series, 0.15% for High Income Series, 0.15% for Global Government Series, and 0.15% for Bond Series. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

(24) Neuberger Berman Management Inc. ("NBMI") has undertaken through May 1, 2001 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in aggregate, 1% of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios' average daily net asset value.

(25) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expense ratio at or below: 1.35% through December 31, 1999, and 1.99% through December 31, 2008. Absent such waivers and fee reductions, the Total

     Fund Annual Expenses would have been: 2.24% for Royce Micro-Cap; 5.63% for Royce Premier.

(26) Until April 30, 2001, the Adviser has agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, net 2000 expenses are estimated to be: management fee 0.595% and total expenses 1.50%. The above chart shows the expenses without this expense limitation.

(27) Calculated on an annualized basis from the beginning of the fiscal year through 12/31/99.

(28) The investment management fee includes the ordinary expenses of operating the Portfolios.

(29) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and/or co-administrator, for the Emerging Markets Portfolio and Global Post-Venture Capital Portfolio, respectively, the Investment Management Fee would have equaled 1.25% and 1.25%; Other expenses would have equaled 1.88% for the Emerging Markets Portfolio; and Total Fund Annual Expenses, would have equaled 3.13% and 1.58%, respectively, for the Emerging Markets and Global Post-Venture Capital Portfolios, based on actual fees and expenses for the fiscal year ended December 31, 1999. Fee waivers and expense reimbursements or credits may be discontinued at any time.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of your Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

* The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

* The Face Amount of insurance under the Certificate is $100,000.

* The Participant paid a premium of $1,200 when the Certificate was first issued. He or she pays the same premium amount each year on the Certificate Anniversary.

ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

* The charge deducted from each premium payment for taxes on premium payments is 2.6%.

* Prudential deducts no sales charge from premium payments.

* Prudential deducts no processing charge from premium payments.

* Each month, Prudential deducts a $3 charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

* Prudential does not deduct a surrender charge.

* The Participant has current standardized cost of insurance charges from the following table, which is excerpted from Table I under Section 79 of the Internal Revenue Code:

                              MONTHLY CURRENT COST
                               OF INSURANCE RATES

----------------------------------
                    RATE PER
                THOUSAND DOLLARS
     AGE          OF INSURANCE
----------------------------------
  40 to 44           $0.17
----------------------------------
  45 to 49           $0.29
----------------------------------
  50 to 54           $0.48
----------------------------------
  55 to 59           $0.75
----------------------------------
  60 to 64           $1.17
----------------------------------
  65 to 69           $2.10
----------------------------------
  70 to 79           $3.76
----------------------------------

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

* The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

* Prudential deducts a sales charge equal to 3.5% from each premium payment.

* Prudential deducts a processing charge of $2 from each premium payment.

* Each month, Prudential deducts a $6 charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

* The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

* Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 129 Funds available under Group Variable Universal Life Insurance. (We used all 129 only for the purpose of this illustration. As we told you earlier in this prospectus, Prudential will permit each Group Contractholder to make no more than 20 Funds available to its Participants.)

Each illustration shows three different assumptions about the investment performance - or "investment return" - of the Funds. The three different assumptions are:

* gross annual rate of return is 0%

* gross annual rate of return is 4.5%

* gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

* The first column shows the CERTIFICATE YEAR.

* The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

* The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

* The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

* Both "gross" and "net" investment returns are shown.

* "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

* "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since

  Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

     -- Fund investment management fees and other expenses were assumed to equal 0.94% per year, which was the average Fund expense in 1999.

     -- For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.39%, 3.11% and 7.61%.

     -- For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.84%, 2.66% and 7.16%.

* The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

* We assumed no loans or partial withdrawals were taken.

* Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                 ILLUSTRATION #1

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                          USING CURRENT EXPENSE CHARGES


                                                                        Death Benefit (1)
                                               ---------------------------------------------------------------------
                                                              Assuming Hypothetical Gross (and Net)
                                                                 Annual Investment Return of
          End of        Premiums               ---------------------------------------------------------------------
        Certificate   Accumulated                0% Gross                  4.5% Gross                   9% Gross
           Year      at 4% per year            (-1.39%) Net               (3.11% Net)                 (7.61% Net)
           ----     -----------------          --------------            ---------------             ---------------

                  1           $1,248                $100,914                   $100,961                    $101,008
                  2            2,546                 101,816                    101,952                     102,093
                  3            3,896                 102,705                    102,974                     103,260
                  4            5,300                 103,582                    104,028                     104,516
                  5            6,760                 104,446                    105,114                     105,868
                  6            8,278                 105,156                    106,088                     107,172
                  7            9,857                 105,856                    107,092                     108,576
                  8           11,499                 106,546                    108,127                     110,087
                  9           13,207                 107,226                    109,195                     111,712
                 10           14,984                 107,897                    110,295                     113,462
                 15           24,989                 110,015                    115,100                     123,039
                 20           37,163                 110,425                    118,948                     134,896
                 25           51,974                 108,376                    120,705                     148,952
                 30           69,994                       0 (2)                116,715                     162,473
                 35           91,918                       0                          0 (2)                 169,916
                 40          118,592                       0                          0                     180,656


                     Cash Surrender Value (1)
--------------------------------------------------------------------
               Assuming Hypothetical Gross (and Net)
                    Annual Investment Return of
--------------------------------------------------------------------
   0% Gross                 4.5% Gross                 9% Gross
 (-1.39%) Net               (3.11% Net)               (7.61% Net)
----------------          ----------------          ----------------

           $914                      $961                    $1,008
          1,816                     1,952                     2,093
          2,705                     2,974                     3,260
          3,582                     4,028                     4,516
          4,446                     5,114                     5,868
          5,156                     6,088                     7,172
          5,856                     7,092                     8,576
          6,546                     8,127                    10,087
          7,226                     9,195                    11,712
          7,897                    10,295                    13,462
         10,015                    15,100                    23,039
         10,425                    18,948                    34,896
          8,376                    20,705                    48,952
              0 (2)                16,715                    62,473
              0                         0 (2)                69,916
              0                         0                    80,656


     (1)  Assumes no loan or partial withdrawal has been made.

     (2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T1

                                 ILLUSTRATION #2

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES


                                                                          Death Benefit (1)
                                               -------------------------------------------------------------------------
                                                                  Assuming Hypothetical Gross (and Net)
                                                                Annual Investment Return of
            End of      Premiums               -------------------------------------------------------------------------
        Certificate    Accumulated                  0% Gross                 4.5% Gross                   9% Gross
            Year     at 4% per year               (-1.84%) Net               (2.66% Net)                 (7.16% Net)
            ----     ----------------          -------------------         ----------------           ------------------

                   1          $1,248                     $100,564                 $100,601                     $100,639
                   2           2,546                      101,079                  101,179                      101,283
                   3           3,896                      101,539                  101,726                      101,926
                   4           5,300                      101,945                  102,240                      102,566
                   5           6,760                      102,293                  102,717                      103,200
                   6           8,278                      102,580                  103,149                      103,821
                   7           9,857                      102,805                  103,535                      104,428
                   8          11,499                      102,964                  103,869                      105,013
                   9          13,207                      103,055                  104,145                      105,572
                  10          14,984                      103,073                  104,354                      106,096
                  15          24,989                      101,731                  103,944                      107,662
                  20          37,163                            0 (2)                    0 (2)                  105,703
                  25          51,974                            0                        0                            0 (2)
                  30          69,994                            0                        0                            0
                  35          91,918                            0                        0                            0
                  40         118,592                            0                        0                            0

                        Cash Surrender Value (1)                             s
--------------------------------------------------------------------------
                   Assuming Hypothetical Gross (and Net)
                      Annual Investment Return of
--------------------------------------------------------------------------
     0% Gross                  4.5% Gross                   9% Gross
   (-1.84%) Net                (2.66% Net)                (7.16% Net)
-------------------          ----------------          -------------------

              $553                      $589                         $626
             1,059                     1,159                        1,263
             1,519                     1,706                        1,906
             1,925                     2,220                        2,546
             2,273                     2,697                        3,180
             2,560                     3,129                        3,801
             2,785                     3,515                        4,408
             2,944                     3,849                        4,993
             3,035                     4,125                        5,552
             3,053                     4,334                        6,076
             1,711                     3,924                        7,642
                 0 (2)                     0 (2)                    5,683
                 0                         0                            0 (2)
                 0                         0                            0
                 0                         0                            0
                 0                         0                            0


     (1)  Assumes no loan or partial withdrawal has been made.

     (2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T2

GENERAL INFORMATION ABOUT:
*   PRUDENTIAL
*   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
*   THE VARIABLE INVESTMENT OPTIONS UNDER THE CERTIFICATES

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential"or the "Company") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Group Contractholders. The individuals covered under a group plan, such as the Participants under a Group Contract, generally would not be eligible to receive stock or other consideration from Prudential.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon

Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 129 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

THE FUNDS

Set out below is a list of each Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Stock Price Index or the NYSE Composite Index.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

GOVERNMENT INCOME PORTFOLIO: The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations.

NATURAL RESOURCES PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.

ZERO COUPON BOND 2005 PORTFOLIO: The investment objective of this portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

                                              INVESTMENT
                                              MANAGEMENT     OTHER      TOTAL FUND
                    FUNDS                       FEE         EXPENSES    ANNUAL EXPENSES
  THE SERIES FUND:
   Conservative Balanced Portfolio               0.55%        0.02%          0.57%
   Diversified Bond Portfolio                    0.40%        0.03%          0.43%
   Equity Portfolio                              0.45%        0.02%          0.47%
   Equity Income Portfolio                       0.40%        0.02%          0.42%
   Flexible Managed Portfolio                    0.60%        0.02%          0.62%
   Global Portfolio                              0.75%        0.09%          0.84%
   Government Income Portfolio                   0.40%        0.04%          0.44%
   High Yield Bond Portfolio                     0.55%        0.05%          0.60%
   Money Market Portfolio                        0.40%        0.02%          0.42%
   Natural Resources Portfolio                   0.45%        0.12%          0.57%
   Prudential Jennison Portfolio                 0.60%        0.03%          0.63%
   Small Capitalization Stock Portfolio          0.40%        0.05%          0.45%
   Stock Index Portfolio                         0.35%        0.04%          0.39%
   Zero Coupon Bond 2005 Portfolio               0.40%        0.19%          0.59%

AIM VARIABLE INSURANCE FUNDS

The portfolios of the AIM Variable Insurance Funds in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AIM V.I. CAPITAL APPRECIATION FUND: The fund's investment objective is growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.

AIM V.I. DIVERSIFIED INCOME FUND: The fund's investment objective is to achieve a high level of current income.

AIM V.I. GLOBAL UTILITIES FUND: The fund's investment objectives are to achieve a high level of current income and secondarily, growth of capital, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign).

AIM V.I. GOVERNMENT SECURITIES FUND: The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. GROWTH FUND: The fund's investment objective is to seek growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. GROWTH AND INCOME FUND: The fund's primary investment objective is growth of capital with a secondary objective of current income.

AIM V.I. INTERNATIONAL EQUITY FUND: The fund's investment objective is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. VALUE FUND: The fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

AIM Advisors ("AIM") serves as the investment advisor to each Fund. AIM's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                              MANAGEMENT     OTHER      TOTAL FUND
                    FUNDS                       FEE         EXPENSES    ANNUAL EXPENSES
  AIM VARIABLE INSURANCE FUNDS:
   AIM V.I. Capital Appreciation Fund            0.62%        0.11%          0.73%
   AIM V.I. Diversified Income Fund              0.60%        0.23%          0.83%
   AIM V.I. Global Utilities Fund                0.65%        0.49%          1.14%
   AIM V.I. Government Securities Fund           0.50%        0.40%          0.90%
   AIM V.I. Growth Fund                          0.63%        0.10%          0.73%
   AIM V.I. Growth and Income Fund               0.61%        0.16%          0.77%
   AIM V.I. International Equity Fund            0.75%        0.22%          0.97%
   AIM V.I. Value Fund                           0.61%        0.15%          0.76%

ALLIANCE CAPITAL

The portfolios of the Alliance Variable Products Series Fund, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

GLOBAL BOND PORTFOLIO: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

GROWTH PORTFOLIO: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

GROWTH AND INCOME PORTFOLIO: Seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

INTERNATIONAL PORTFOLIO: Seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

PREMIER GROWTH PORTFOLIO: Seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies.

Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. This portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

QUASAR PORTFOLIO: Seeks growth of capital by pursuing aggressive investment policies. This portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO: Seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

TECHNOLOGY PORTFOLIO: Seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio will invest principally in a portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

UTILITY INCOME PORTFOLIO: Seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

WORLDWIDE PRIVATIZATION PORTFOLIO: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105. The principal underwriter of the funds is Alliance Fund Distributors, Inc., a subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105.

                                              INVESTMENT
                                              MANAGEMENT     OTHER      TOTAL FUND
                    FUNDS                       FEE         EXPENSES    ANNUAL EXPENSES
  ALLIANCE VARIABLE PRODUCTS SERIES FUND,
  INC.
   Global Bond Portfolio (1)                     0.65%        0.25%          0.90%
   Global Dollar Government Portfolio (1)        0.12%        0.83%          0.95%
   Growth Portfolio                              0.75%        0.09%          0.84%
   Growth and Income Portfolio                   0.63%        0.08%          0.71%
   International Portfolio (1)                   0.69%        0.26%          0.95%
   Premier Growth Portfolio                      1.00%        0.05%          1.05%
   Quasar Portfolio (1)                          0.81%        0.14%          0.95%
   Real Estate Investment Portfolio (1)          0.49%        0.46%          0.95%
   Technology Portfolio (1)                      0.86%        0.09%          0.95%
   U.S. Government/High Grade Securities
   Portfolio                                     0.60%        0.26%          0.86%
   Utility Income Portfolio (1)                  0.72%        0.23%          0.95%
   Worldwide Privatization Portfolio (1)         0.63%        0.32%          0.95%

(1) Net of expenses waived or reimbursed. The expenses of the following Portfolios, before expense reimbursements, would be: Global Bond Portfolio: investment management fee 0.65%, other expenses 0.39% and total fund annual expenses 1.04%; Global Dollar Government Portfolio: investment management fee 0.75%, other expenses 1.54% and total fund annual expenses 2.29%; International Portfolio: investment management fee 1.00%, other expenses 0.36% and total fund annual expenses 1.36%; Quasar Portfolio: investment management fee 1.00%, other expenses 0.19% and total fund annual expenses 1.19%; Real Estate Investment Portfolio: investment management fee 0.90%, other expenses 0.82% and total fund annual expenses 1.72%; Technology
    Portfolio: investment management fee 1.00%, other expenses 0.12% and total fund annual expenses 1.12%; Utility Income Portfolio: investment management fee 0.75%, other expenses 0.39% and total fund annual expenses 1.14%; and Worldwide Privatization Portfolio: investment management fee 1.00%, other expenses 0.46% and total fund annual expenses 1.46%.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolios of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

VP BALANCED PORTFOLIO: The investment objective of the VP Balanced Portfolio is capital growth and current income over time. Management of the Portfolio intends to maintain approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to maintain approximately 40% of the Portfolio's assets in investment grade bonds and other debt securities.

VP INTERNATIONAL PORTFOLIO: Seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation.

VP VALUE PORTFOLIO: Seeks long-term capital growth over time with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for each fund is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. American Century Investment Services, Inc. distributes shares of American Century funds, and all sales of fund shares are subject to approval by Funds Distributor, Inc.

                                          TOTAL FUND
                FUNDS                  ANNUAL EXPENSES
AMERICAN CENTURY VARIABLE PORTFOLIOS,
INC.
 VP Balanced Portfolio (1)                        0.90%
 VP International Portfolio (2)                   1.34%
 VP Value Portfolio (2)                           1.00%

(1) International investment involves special risk considerations. These include economic and political conditions, expected inflation rates, and currency swings.

(2) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

THE BERGER FUNDS

The portfolios of the Berger Institutional Products Trust ("Berger IPT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BERGER IPT - 100 FUND: The investment objective of the Berger IPT - 100 Fund is long term capital appreciation. The Berger IPT - 100 Fund seeks to achieve this objective by investing primarily in common stocks of established companies which are believed to offer favorable growth prospects. Current income is not an investment objective of the Berger IPT--100 Fund, and any income produced will be a by-product of the effort to achieve the Fund's objective.

BERGER IPT - GROWTH AND INCOME FUND: The primary investment objective of the Berger IPT--Growth and Income Fund is capital appreciation. A secondary objective is to invest in securities that produce current income for the portfolio. The Berger IPT--Growth and Income Fund seeks to achieve these objectives by investing primarily in common stocks and other securities, such as convertible securities and preferred stocks, which the Fund's advisor believes offer favorable growth prospects and are expected to also provide current income.

BERGER IPT - SMALL COMPANY GROWTH FUND: The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation. The Berger IPT - Small Company Growth Fund seeks to achieve this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies whose market capitalization, at the time of the initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000TM Index.

BERGER/BIAM IPT - INTERNATIONAL FUND: The investment objective of the Berger/BIAM IPT - International Fund is long-term capital appreciation. The Berger/BIAM IPT -International Fund seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. The Fund intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Fund's total assets invested in the securities of companies located in at least five countries, not including the United States.

Berger LLC ("Berger") is the investment adviser to the Berger IPT - 100 Fund, Berger IPT - Growth and Income Fund and Berger IPT - Small Company Growth Fund. BBOI Worldwide LLC ("BBOI"), a joint venture of Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), is the adviser to the Berger/BIAM IPT - International Fund, and BIAM serves as the Fund's subadviser. Berger Distributors LLC, a wholly-owned subsidiary of Berger, is the principal underwriter for all of the portfolios of Berger IPT. The principal business address of Berger, BBOI and Berger Distributors LLC, is 210 University Boulevard, Denver, Colorado 80206.

                                                                        TOTAL FUND
                                              INVESTMENT                ANNUAL EXPENSES
                                              MANAGEMENT     OTHER      (AFTER EXPENSE
                    FUNDS                       FEE         EXPENSES    REIMBURSEMENTS)
  BERGER INSTITUTIONAL PRODUCTS TRUST
   Berger IPT - 100 Fund (1)                     0.75%        0.25%          1.00%
   Berger IPT - Growth and Income Fund (2)       0.75%        0.25%          1.00%
   Berger IPT - Small Company Growth Fund (3)    0.85%        0.30%          1.15%
   Berger/BIAM IPT - International Fund (4)      0.90%        0.30%          1.20%

(1) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.18%.

(2) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.18%.

(3) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.49%.

(4) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.45%.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.: The Fund's primary goal is to provide capital growth with current income as a secondary goal. The fund invests primarily in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS VARIABLE INVESTMENT FUNDS

The portfolios of the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and the Dreyfus Stock Index Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

APPRECIATION PORTFOLIO: Seeks to provide long-term capital growth consistent with the preservation of capital; current income is a secondary goal. This portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

DISCIPLINED STOCK PORTFOLIO: Seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard and Poor's 500 Composite Stock Price Index. To pursue this goal, the portfolio invests in a blended portfolio of growth and value stocks chosen through a disciplined investment process.

GROWTH AND INCOME PORTFOLIO: Seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This portfolio invests in stocks, bonds, and money market instruments of domestic and foreign issuers.

INTERNATIONAL EQUITY PORTFOLIO: Seeks to provide capital growth. This portfolio invests primarily in stocks of foreign issuers.

INTERNATIONAL VALUE PORTFOLIO: Seeks long-term capital growth. This portfolio ordinarily invests most of its assets in equity securities of foreign issuers which Dreyfus considers to be "value" companies. To a limited extent the portfolio may invest in debt securities of foreign issuers.

QUALITY BOND PORTFOLIO: Seeks to maximize current income as is consistent with the preservation of capital and the maintenance of liquidity. The portfolio invests at least 80% of net assets in fixed-income securities, including mortgage-related securities, collateralized mortgage obligations ("CMO's), and asset-backed securities, that, when purchased, are rated A or better.

SMALL CAP PORTFOLIO: Seeks to maximize capital appreciation. The portfolio generally invests at least 65% of its assets in the common stock of U.S. and foreign companies. The portfolio focuses on small-cap companies with total market values of less than $1.5 billion.

SMALL COMPANY STOCK PORTFOLIO: Seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500TM Stock Index ("Russell 2500"). To pursue this goal, the portfolio normally invests in a blended portfolio of growth and value stocks of small and midsize domestic companies, whose market values generally range between $500 million and $5 billion.

SPECIAL VALUE PORTFOLIO: Seeks to maximize total return, consisting of capital appreciation and current income. The portfolio invests primarily in the stocks of value companies of any size. The portfolio stock investments may include common stocks, preferred stocks and convertible securities of both the U.S. and foreign issuers.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

                                              INVESTMENT
                                              MANAGEMENT     OTHER      TOTAL FUND
                    FUNDS                       FEE         EXPENSES    ANNUAL EXPENSES
  THE DREYFUS SOCIALLY RESPONSIBLE
  GROWTH FUND, INC.                              0.75%        0.04%          0.79%
  DREYFUS VARIABLE INVESTMENT FUNDS
   Appreciation Portfolio                        0.43%        0.35%          0.78%
   Disciplined Stock Portfolio                   0.75%        0.06%          0.81%
   Growth and Income Portfolio                   0.75%        0.04%          0.79%
   International Equity Portfolio                0.75%        0.27%          1.02%
   International Value Portfolio                 1.00%        0.35%          1.35%
   Quality Bond Portfolio                        0.65%        0.09%          0.74%
   Small Cap Portfolio                           0.75%        0.03%          0.78%
   Small Company Stock Portfolio                 0.75%        0.22%          0.97%
   Special Value Portfolio                       0.75%        0.11%          0.86%

FRANKLIN(R) TEMPLETON(R)

The Class 2 portfolios of the Franklin Templeton Variable Insurance Products Trust in which the Separate Account may currently invest and their investment goals and fees are as follows:

TEMPLETON ASSET STRATEGY FUND (PREVIOUSLY TEMPLETON ASSET ALLOCATION FUND): The fund's investment goal is high total return. Under normal market conditions, the fund will invest in equity securities of companies of any nation, debt securities of companies and governments of any nation, and in money market instruments.

TEMPLETON GLOBAL INCOME SECURITIES FUND (THE SURVIVING FUND OF THE MERGER WITH TEMPLETON BOND FUND): The fund's investment goal is high current income. Capital appreciation is a secondary consideration. Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND (PREVIOUSLY TEMPLETON DEVELOPING MARKETS FUND): The fund's investment goal is long-term capital appreciation. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in emerging markets or are issued by companies that derive revenue from goods or services produced or have their principal activities in emerging market countries.

TEMPLETON INTERNATIONAL SECURITIES FUND (PREVIOUSLY TEMPLETON INTERNATIONAL
FUND): The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

TEMPLETON GROWTH SECURITIES FUND (THE SURVIVING FUND OF THE MERGER WITH TEMPLETON STOCK FUND): The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Asset Strategy Fund, and International Securities Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager for the Developing Markets Securities Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. Templeton Global Advisors Limited ("TAML" ) serves as an investment manager for Templeton Growth Securities Fund. TAML has offices in Lyferd Bay Nassau, N.P. Bahamas. Franklin Advisors, Inc. ("FA) serves as an investment-manager for Templeton Global Income Securities, Inc. FA has offices at 777 Mariners Island Blvd, San Mateo, CA. 94403. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

                                       INVESTMENT
                                       MANAGEMENT    12B-1     OTHER      TOTAL FUND
                FUNDS                    FEE         FEES     EXPENSES    ANNUAL EXPENSES
  FRANKLINt TEMPLETONt:
  TEMPLETON VARIABLE PRODUCTS
  SERIES FUND (CLASS 2 SHARES)
   Templeton Asset Strategy
   Fund (1) (2)                           0.60%      0.25%      0.18%          1.03%
   Templeton Global Income
   Securities Fund (2) (3) (4)            0.60%      0.25%      0.05%          0.90%
   Templeton Developing Markets
   Securities Fund (2) (5)                1.25%      0.25%      0.31%          1.81%
   Templeton International
   Securities Fund (2) (6)                0.69%      0.25%      0.19%          1.13%
   Templeton Growth Securities
   Fund (2) (4) (7)                       0.83%      0.25%      0.05%          1.13%

(1) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.60%, Distribution and Service Fees 0.25%, Other Expenses 0.14% and Total Fund Operating Expenses 0.99%.

(2) The fund's class 2 distribution plan or "rule 12b-1"is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(3) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, he fund's expense after 5/1/00 would be estimated as: Management Fees 0.60%, Distribution and Service Fees 0.25%, Other Expenses 0.04% and Total Fund Operating Expenses 0.89%.

(4) The fund administration fee is paid indirectly through the management fee.

(5) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Developing Markets Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 1.25%, Distribution and Service Fees 0.25%, Other Expenses 0.29% and Total Fund Operating Expenses 1.79%.

(6) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%.

(7) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.80%, Distribution and Service Fees 0.25%, Other Expenses 0.05% and Total Fund Operating Expenses 1.10%.

INVESCO FUNDS

The portfolios of the INVESCO Variable Investment Funds, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

VIF-BLUE CHIP GROWTH FUND: The Fund seeks long-term capital growth, current income is a secondary goal.

The Fund invests primarily in common stocks of large companies with market capitalizations of more than $15 billion that have a history of consistent earnings growth regardless of business cycle. In addition, the Fund tries to identify companies that have--or are expected to have--growing earnings, revenues and strong cash flows. The Fund also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated in their industry categories. We also consider the dividend payment record of the companies whose securities the Fund buys. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies. In recent years, the core of the Fund's investments has been concentrated in the securities of three or four dozen large, high quality companies.

VIF-DYNAMICS FUND: The Fund seeks long-term capital growth. It is aggressively managed. Because its strategy includes many short-term factors--including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions -- securities in its portfolio usually are bought and sold relatively frequently.

The Fund invests in a variety of securities that we believe present opportunities for capital growth -- primarily common stocks of companies traded on U.S. securities exchanges, as well as over-the-counter. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies.

Because these companies are comparatively small, the prices of their securities tends to move up and down more rapidly than the securities prices of larger, more established companies. Therefore, the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

VIF-EQUITY INCOME FUND: The Fund normally invests at least 65% of its assets in dividend-paying common and preferred stocks, although in recent years that percentage has been somewhat higher. Stocks held by the Fund generally are expected to produce a relatively high level of income and a consistent, stable return. Although it focuses on the stocks of larger companies with a strong record of paying dividends, the Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs).

The rest of the Fund's assets are invested in debt securities, generally corporate bonds that are rated investment grade or better. The Fund also may invest up to 15% of its assets in lower-grade debt securities commonly known as "junk bonds," which generally offer higher interest rates, but are riskier investments than investment grade securities.

VIF-HEALTH SCIENCES FUND: The Fund seeks capital appreciation and invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care. These industries include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

The Fund normally invests at least 80% of its assets in companies doing business in the health sciences economic sector. The remainder of the Fund's assets are not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

   -- At least 50% of its gross income or its net sales must come from activities in the sector;

   -- At least 50% of its assets must be devoted to producing revenues from the sector; or

   -- Based on other available information, INVESCO determines that its primary business is within the sector.

VIF-HIGH YIELD FUND: The Fund attempts to provide a high level of current income, with growth of capital as a secondary objective.

It invests substantially all of its assets in lower-rated debt securities, commonly called "junk bonds," and preferred stock, including securities issued by foreign companies. Although these securities carry with them higher risks, they generally provide higher yields - and therefore higher income - than higher-rated debt securities.

VIF-SMALL COMPANY GROWTH FUND: The Fund seeks long-term capital growth.

The Fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations of $2 billion or less. INVESCO uses a bottom-up investment approach to the Fund's investment portfolio, focusing on companies that are in the developing stages of their life cycles. Using this approach, we try to identify companies that we believe are undervalued in the marketplace, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. The prices of securities issued by these small companies tend to rise and fall more rapidly than those of more established companies.

The remainder of the Fund's assets can be invested in a wide range of securities that may or may not be issued by small companies. In addition to equity securities, the Fund can invest in foreign securities and debt securities, including so-called "junk bonds."

VIF-TECHNOLOGY FUND: The Fund seeks capital appreciation and invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, communications, computers, video, electronics, oceanography, office and factory automation, and robotics. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

A core portion of the Fund's portfolio is invested in market-leading technology companies that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms which are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that INVESCO believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

VIF-TOTAL RETURN FUND: The Fund attempts to provide you with high total return through both growth and current income from those investments. It normally invests at least 30% of its assets in common stocks of companies with a strong history of paying regular dividends and 30% of its assets in debt securities. Debt securities include obligations of the U.S. Government and government agencies. The remaining 40% of the Fund is allocated among these and other investments at INVESCO's discretion, based upon current business, economics and market conditions.

VIF-UTILITIES FUND: The Fund seeks capital appreciation and income.

The Fund is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other investments, as well as options and other investments whose value is based upon the values of equity securities.

The Fund normally invests at least 80% of its assets in companies doing business in the utilities economic sector. The remainder of the Fund's assets are not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

   -- At least 50% of its gross income or its net sales must come from activities in the sector;

   -- At least 50% of its assets must be devoted to producing revenues from the sector; or

   -- Based on other available information, we determine that its primary business is within the sector.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 7800 E. Union Avenue, Denver, Colorado 80237.

                                    INVESTMENT
                                    MANAGEMENT   12B-1    OTHER      TOTAL FUND
               FUNDS                  FEE        FEES    EXPENSES   ANNUAL EXPENSES
  INVESCO VARIABLE INVESTMENT
  FUNDS, INC.
   VIF-Blue Chip Growth
   Fund(1)(2)(3)                       0.85%      --       1.19%           2.04%
   VIF-Dynamics Fund(1)(2)(3)          0.75%      --       0.54%           1.29%
   VIF-Equity Income Fund(1)(2)        0.75%      --       0.44%           1.19%
   VIF-Health Sciences Fund(1)(3)      0.75%      --       0.74%           1.49%
   VIF-High Yield Fund(1)(2)           0.60%      --       0.48%           1.08%
   VIF-Small Company Growth
   Fund(1)(2)(3)                       0.75%      --       1.01%           1.76%
   VIF-Technology Fund(1)(3)           0.75%      --       0.57%           1.32%
   VIF-Total Return Fund(1)(2)         0.75%      --       0.55%           1.30%
   VIF-Utilities Fund(1)(2)(3)         0.60%      --       0.76%           1.36%

(1) The Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under an expense offset arrangement.

(2) The expense information presented in the table has been restated from the financials to reflect a change in the administrative services fee.

(3) Certain expenses of the Fund were absorbed voluntarily by Invesco in order to ensure that expenses for the Fund did not exceed: 1.50%, Blue Chip Growth; 1.15%, Dynamics; 1.25%, Health Sciences; 1.25%, Small Company Growth; 1.25%, Technology; and 1.15%, Utilities of the Fund's average net assets pursuant to an agreement between the Fund and Invesco. This Commitment may be changed at any time following consultation with the board of directors. Without the agreement in effect, the Fund's Other Expenses and Total

    Annual Fund Operating Expenses for the fiscal year ended December 31, 1999 were: 8.31% and 9.16%, Blue Chip Growth; 1.53% and 2.28%, Dynamics; 2.11% and 2.86%, Health Sciences; 3.35% and 4.10%, Small Company Growth; 0.78% and 1.53%, Technology; and 1.08% and 1.68%, Utilities, respectively of the Fund's average net assets.

JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

BALANCED PORTFOLIO: The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

FLEXIBLE INCOME PORTFOLIO: The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. The Portfolio invests in many types of income-producing securities and may have substantial holdings in debt securities rated below investment grade.

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

HIGH-YIELD PORTFOLIO: The primary investment objective of this Portfolio is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers. Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

                                                                       TOTAL OPERATING
                                             INVESTMENT                  EXPENSES
                                             MANAGEMENT     OTHER      (AFTER FEE WAIVERS
                   FUNDS                       FEE         EXPENSES    AND REDUCTIONS)
  JANUS ASPEN SERIES
   Aggressive Growth Portfolio (1)              0.65%        0.02%            0.67%
   Balanced Portfolio (1)                       0.65%        0.02%            0.67%
   Flexible Income Portfolio (1)                0.65%        0.07%            0.72%
   Growth Portfolio (1)                         0.65%        0.02%            0.67%
   High-Yield Portfolio (1)                     0.00%        1.00%            1.00%
   International Growth Portfolio (1)           0.65%        0.11%            0.76%
   Worldwide Growth Portfolio (1)               0.65%        0.05%            0.70%

(1) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated, in the case of the High-Yield Portfolio, to reflect a reduction in the Management Fee. Without this contractual waiver by Janus Capital the expenses for the High-Yield Portfolio would be as follows:
    Management Fee, 0.75%; Other Expenses, 4.17%; Total Operating Expenses, 4.92%. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

J.P. MORGAN SERIES TRUST II

The portfolios of the J.P. Morgan Series Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:

J.P. MORGAN BOND PORTFOLIO: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO: Seeks to provide a high total return from a portfolio of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in large- and medium-capitalization U.S. companies, typically represented by the Standard & Poor's 500 Stock Index.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: Seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN SMALL COMPANY PORTFOLIO: Seeks to provide a high total return from a portfolio of small company stocks. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small and medium sized U.S. companies whose market capitalizations are greater than $110 million and less than $1.5 billion.

J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser") serves as the investment adviser to each of the above-mentioned portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036. The Trust's distributor is Funds Distributor, Inc. located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

                                                                         TOTAL FUND
                                              INVESTMENT                 ANNUAL EXPENSES
                                              MANAGEMENT     OTHER       (AFTER EXPENSE
                    FUNDS                       FEE         EXPENSES     REIMBURSEMENTS)
  J.P. MORGAN SERIES TRUST II
       J.P. Morgan Bond Portfolio (1)            0.30%        0.45%          0.75%
       J.P. Morgan U.S. Disciplined Equity
             Portfolio (1)                       0.35%        0.50%          0.85%
       J.P. Morgan International
             Opportunities Portfolio (1)         0.60%        0.60%          1.20%
       J.P. Morgan Small Company Portfolio
             (1)                                 0.60%        0.55%          1.15%

(1) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.85%, 1.20%, 1.15%, of the average daily net assets of the J.P. Morgan Bond Portfolio, J.P. Morgan U.S Disciplined Equity Portfolio, J.P. Morgan International Opportunities Portfolio, and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 0.75% for the J.P. Morgan Bond Portfolio, 0.87% for the J.P Morgan U.S. Disciplined Equity Portfolio, 1.98% for the J.P. Morgan International Opportunities Portfolio and 2.57% for the J.P. Morgan Small Company Portfolio.

KEMPER VARIABLE SERIES

The portfolios of Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and their investment objectives and fees are as follows:

BLUE CHIP PORTFOLIO: Seeks growth of capital and of income.

CONTRARIAN VALUE PORTFOLIO: Seeks to achieve a high rate of total return.

GOVERNMENT SECURITIES PORTFOLIO: Seeks high current return consistent with preservation of capital.

GROWTH PORTFOLIO: Seeks maximum appreciation of capital.

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income.

HORIZON 5 PORTFOLIO: Designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

HORIZON 10+ PORTFOLIO: Designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

HORIZON 20+ PORTFOLIO: Designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

INTERNATIONAL PORTFOLIO: Seeks total return, a combination of capital growth and income.

INVESTMENT GRADE BOND PORTFOLIO: Seeks high current income.

SMALL CAP GROWTH PORTFOLIO: Seeks maximum appreciation of investors' capital.

SMALL CAP VALUE PORTFOLIO: Seeks long-term capital appreciation.

TOTAL RETURN PORTFOLIO: Seeks a high total return, a combination of income and capital appreciation.

VALUE+ GROWTH PORTFOLIO: Seeks growth of capital. A secondary objective of the portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

The asset manager of the portfolios is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

                                              MANAGEMENT     OTHER      TOTAL ANNUAL
                    FUNDS                       FEE         EXPENSES    PORTFOLIO CHARGES
  KEMPER VARIABLE SERIES
   Blue Chip Portfolio (1)                       0.65%        0.06%           0.71%
   Contrarian Value Portfolio (1)                0.75%        0.05%           0.80%
   Government Securities Portfolio               0.55%        0.08%           0.63%
   Growth Portfolio                              0.60%        0.06%           0.66%
   High Yield Portfolio                          0.60%        0.07%           0.67%
   Horizon 5 Portfolio (1)                       0.60%        0.16%           0.76%
   Horizon 10+ Portfolio (1)                     0.60%        0.12%           0.72%
   Horizon 20+ Portfolio (1)                     0.60%        0.18%           0.78%
   International Portfolio                       0.75%        0.19%           0.94%
   Investment Grade Bond Portfolio (1)           0.60%        0.05%           0.65%
   Small Cap Growth Portfolio                    0.65%        0.06%           0.71%
   Small Cap Value Portfolio (1)                 0.75%        0.09%           0.84%
   Total Return Portfolio                        0.55%        0.06%           0.61%
   Value+ Growth Portfolio (1)                   0.75%        0.08%           0.83%

(1) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Kemper Value+ Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Horizon 20+ Portfolio (.93%), Kemper Investment Grade Bond Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits, after the benefit of any custodial credits.

LAZARD RETIREMENT SERIES, INC.

The portfolios of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies

(those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies (those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Asset Management, is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10112.

                                                                           TOTAL FUND
                                       INVESTMENT                          ANNUAL EXPENSES
                                       MANAGEMENT    12B-1     OTHER       (AFTER EXPENSE
                FUNDS                    FEE         FEES     EXPENSES     REIMBURSEMENTS)
  LAZARD RETIREMENT SERIES, INC.
   Emerging Markets Portfolio (1)         1.00%      0.25%      0.35%          1.60%
   Equity Portfolio (1)                   0.75%      0.25%      0.25%          1.25%
   International Equity Portfolio(1)      0.75%      0.25%      0.25%          1.25%
   Small Cap Portfolio (1)                0.75%      0.25%      0.25%          1.25%

(1) Effective May 1, 1999 the Investment Adviser agreed to waive its fees and /or reimburse the Portfolios through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.60%,1.25%,1.25% and 1.25% for the Emerging Markets Portfolio, Equity Portfolio , International Equity Portfolio, and the Small Cap Portfolio, respectively. Absent fee waivers and/or reimbursements Other Expenses and Total Fund Annual Expenses for the year ended December 31, 1999 would have been: 8.34% and 9.59% for the Emerging Markets Portfolio, 4.63% and 5.63% for the Equity Portfolio, 11.94% and 12.94% for the International Equity Portfolio, and 6.31% and 7.31% for the Small Cap Portfolio.

MFS(R) VARIABLE INSURANCE TRUST SM

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS BOND SERIES: Seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital.

MFS CAPITAL OPPORTUNITIES SERIES: Seeks capital appreciation.

MFS EMERGING GROWTH SERIES: Seeks to provide long-term growth of capital.

MFS GLOBAL GOVERNMENTS SERIES: Seeks income and capital appreciation.

MFS GROWTH WITH INCOME SERIES: Seeks to provide reasonable current income and long-term growth of capital and income.

MFS HIGH INCOME SERIES: Seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

MFS TOTAL RETURN SERIES: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MFS UTILITIES SERIES: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

                                              INVESTMENT
                                              MANAGEMENT     OTHER      TOTAL FUND
                    FUNDS                       FEE         EXPENSES    ANNUAL EXPENSES

  MFS(R) VARIABLE INSURANCE TRUST SM
   MFS Bond Series (1) (2)                       0.60%        0.16%          0.76%
   MFS Capital Opportunities Series (1) (2)      0.75%        0.16%          0.91%
   MFS Emerging Growth Series (1)                0.75%        0.09%          0.84%
   MFS Global Governments Series (1) (2)         0.75%        0.16%          0.91%
   MFS Growth With Income Series (1)             0.75%        0.13%          0.88%
   MFS High Income Series (1) (2)                0.75%        0.16%          0.91%
   MFS Research Series (1)                       0.75%        0.11%          0.86%
   MFS Total Return Series (1)                   0.75%        0.15%          0.90%
   MFS Utilities Series (1)                      0.75%        0.16%          0.91%

(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(2) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for Capital Opportunities Series, 0.15% for High Income Series, 0.15% for Global Government Series, and 0.15% for Bond Series. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

NEUBERGER BERMAN MANAGEMENT INC. ("NBMI")

The portfolios of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AMT BALANCED PORTFOLIO: Seeks long-term capital growth and reasonable current income without undue risk to principal.

AMT GROWTH PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for fast-growing companies that are in emerging or rapidly evolving industries.

AMT LIMITED MATURITY BOND PORTFOLIO: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT PARTNERS PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

NEUBERGER BERMAN MANAGEMENT INC. ("NBMI") SERVES AS THE INVESTMENT MANAGER OF THE PORTFOLIOS AND IS ALSO THE PRINCIPAL UNDERWRITER OF THE PORTFOLIOS. NBMI'S PRINCIPAL BUSINESS ADDRESS IS 605 THIRD AVENUE, NEW YORK, NEW YORK 10158-0180.

                                             INVESTMENT
                                             MANAGEMENT/
                                             ADMINISTRATIVE     OTHER      TOTAL FUND
                   FUNDS                        FEE            EXPENSES    ANNUAL EXPENSES
  NEUBERGER BERMAN ADVISERS
   Management Trust ("AMT")
   AMT Balanced Portfolio (1)                     0.85%          0.17%          1.02%
   AMT Growth Portfolio (1)                       0.84%          0.08%          0.92%
   AMT Limited Maturity Bond Portfolio (1)        0.65%          0.11%          0.76%
   AMT Partners Portfolio (1)                     0.80%          0.07%          0.87%

(1) Neuberger Berman Management Inc. ("NBMI") has undertaken through May 1, 2001 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in aggregate, 1% of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios' average daily net asset value.

THE ROYCE PORTFOLIOS

The portfolios of Royce Capital Fund (Series Trust) in which the Separate Account may currently invest and their investment objectives and fees are as follows:

ROYCE MICRO-CAP PORTFOLIO: Seeks long-term growth of capital primarily through investments in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalization below $300 million).

ROYCE PREMIER PORTFOLIO: Investment objectives are primarily long-term growth and secondarily current income. It seeks to achieve these objectives through investments in a limited number of equity securities of small-cap companies viewed by Royce as having superior financial characteristics and/or unusually attractive business prospects.

Royce & Associates, Inc. ("Royce") serves as the investment manager of the portfolios. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019.

                                                                      TOTAL FUND ANNUAL
                                            INVESTMENT                 EXPENSES
                                            MANAGEMENT     OTHER      (AFTER EXPENSE
                   FUNDS                      FEE         EXPENSES    REIMBURSEMENTS)
  THE ROYCE PORTFOLIOS
   Royce Micro-Cap Portfolio (1)               1.25%        0.10%           1.35%
   Royce Premier Portfolio (1)                 1.00%        0.35%           1.35%

(1) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expense ratio at or below: 1.35% through December 31, 1999, and 1.99% through December 31, 2008. Absent such waivers and fee reductions, the Total Fund Annual Expenses would have been:
    2.24% for Royce Micro-Cap; and 5.63% for Royce Premier.

SCUDDER VARIABLE LIFE INVESTMENT FUND

The portfolios of the Scudder Variable Life Investment Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BALANCED PORTFOLIO: Pursues a balance of growth and income from a diversified portfolio of equity and fixed- income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to manage risk.

BOND PORTFOLIO: Pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities.

CAPITAL GROWTH PORTFOLIO: Seeks to maximize long-term capital growth through a broad and flexible investment program.

GLOBAL DISCOVERY PORTFOLIO: Pursues above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

GROWTH & INCOME PORTFOLIO: Seeks long-term growth of capital, current income and growth of income.

INTERNATIONAL PORTFOLIO: Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

The investment adviser for each portfolio is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103. The principal underwriter of the portfolios is Scudder Investor Services, Inc., a Scudder Kemper subsidiary, located at Two International Place, Boston, Massachusetts 02110-4103.

                                       MANAGEMENT    12B-1     OTHER      TOTAL FUND
                FUNDS                    FEE          FEE     EXPENSES    ANNUAL EXPENSES
  SCUDDER VARIABLE LIFE INVESTMENT
  FUND-(CLASS A AND B SHARES)
   Balanced Portfolio (Class A)          0.475%      0.25%     0.080%          0.81%
   Bond Portfolio (Class A)              0.475%      0.25%     0.090%          0.82%
   Capital Growth Portfolio (Class B)    0.462%      0.25%     0.030%          0.74%
   Global Discovery Portfolio (Class
   B)(1)                                 0.975%      0.25%     0.650%          1.88%
   Growth & Income Portfolio (Class B)   0.475%      0.25%     0.080%          0.81%
   International Portfolio (Class B)     0.852%      0.25%     0.180%          1.28%

(1) Until April 30, 2001, the Adviser has agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, net 2000 expenses are estimated to be: management fee 0.595% and total expenses 1.50%. The above chart shows the expenses without this expense limitation.

THE STRONG FUNDS

The Strong Funds in which the Separate Account may currently invest and their investment objectives and fees are as follows:

STRONG DISCOVERY FUND II: Seeks capital growth by investing primarily in equity securities that are believed to represent attractive growth opportunities. The Fund also has the flexibility to invest in debt obligations and short-term fixed income securities for capital appreciation potential. The fund's investment advisor may invest in companies, regardless of size or maturity, that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles.

STRONG MID CAP GROWTH FUND II: Seeks capital growth by investing primarily in equity securities that are believed to have above-average growth prospects. The fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued.

STRONG INTERNATIONAL STOCK FUND II: Seeks capital growth by investing primarily in equity securities of issuers located outside the United States. The fund will normally invest in securities of issuers in at least three different countries. The fund attempts to deliver a competitive Risk adjusted Return by reducing the fund's overall volatility by analyzing currencies, country allocations, and individual stocks.

STRONG OPPORTUNITY FUND II: Seeks capital growth by investing in equity securities emphasizing investments in medium-sized companies that the investment advisor believes are under-researched and attractively valued. The fund's investment advisor looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices.

The Strong Funds are not available to California residents.

The investment adviser for each fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201. The principal underwriter of the funds is Strong Funds Distributors, Inc., located at P.O. Box 2936, Milwaukee, Wisconsin 53201.

                                            INVESTMENT
                                            MANAGEMENT      OTHER       TOTAL FUND
                  FUNDS                       FEE          EXPENSES     ANNUAL EXPENSES
  THE STRONG FUNDS
   Strong Discovery Fund II (1)                1.00%         0.14%           1.14%
   Strong Mid Cap Growth Fund II (1)           1.00%         0.15%           1.15%
   Strong International Stock Fund II (1)      1.00%         0.16%           1.16%
   Strong Opportunity Fund II (1)              1.00%         0.14%           1.14%

(1) Calculated on an annualized basis from the beginning of the fiscal year through 12/31/99.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

INTERNATIONAL STOCK PORTFOLIO: Seeks to provide long-term growth of capital through investments primarily in the common stocks of established companies based outside the United States.

LIMITED-TERM BOND PORTFOLIO: Seeks a high level of income consistent with moderate fluctuations in principal value by investing primarily in short- and intermediate-term investment-grade, corporate bonds.

MID-CAP GROWTH PORTFOLIO: Seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of medium-sized (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in the S&P 400 Mid-Cap Index.

NEW AMERICA GROWTH PORTFOLIO: Seeks to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

PERSONAL STRATEGY BALANCED PORTFOLIO: Seeks the highest total return over time, with an emphasis on both capital growth and income by investing in a diversified portfolio typically consisting of 60% stocks, 30% bonds, and 10% money market securities.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Rowe Price-Fleming International Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

                                        INVESTMENT                      TOTAL FUND
                                        MANAGEMENT FEE                  ANNUAL EXPENSES
                                        YEAR ENDED          OTHER       YEAR ENDED
                FUNDS                    12/31/99          EXPENSES      12/31/99
  T. ROWE PRICE VARIABLE FUNDS
   Equity Income Portfolio (1)               0.85%           N/A             0.85%
   International Stock Portfolio (1)         1.05%           N/A             1.05%
   Limited-Term Bond Portfolio (1)           0.70%           N/A             0.70%
   Mid-Cap Growth Portfolio (1)              0.85%           N/A             0.85%
   New America Growth Portfolio (1)          0.85%           N/A             0.85%
   Personal Strategy Balanced
   Portfolio (1)                             0.90%           N/A             0.90%

(1) The investment management fee includes the ordinary expenses of operating the Portfolios.

WARBURG PINCUS PORTFOLIOS

The portfolios of Warburg Pincus Trust I in which the Separate Account may currently invest and their investment objectives and fees are as follows:

Warburg Pincus Trust I

EMERGING MARKETS PORTFOLIO: The goal of the Portfolio is long-term growth of capital. To achieve this goal, the Portfolio: invests in foreign equity securities; focuses on the world's less developed countries; and analyzes a company's growth potential, using a bottom-up investment approach.

GLOBAL POST-VENTURE CAPITAL PORTFOLIO: The goal of the Portfolio is long-term growth of capital. To achieve this goal, the Portfolio: invests primarily in equity securities of U.S. companies considered to be in their post-venture-capital stage of development; may invest in companies of any size; and takes a growth investment approach to identifying attractive post-venture-capital investments.

INTERNATIONAL EQUITY PORTFOLIO: The goal of the Portfolio is long-term capital appreciation. To achieve this goal, the Portfolio: invests in foreign equity securities; diversifies its investments across countries, including emerging markets; and favors stocks with discounted valuations, using a value-based, bottom-up investment approach.

SMALL COMPANY GROWTH PORTFOLIO: The goal of the Portfolio is capital growth. To achieve this goal, the Portfolio: invests in equity securities of small U.S. companies; may look for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate by using a growth investment style.

The investment adviser for each portfolio is Warburg Pincus Asset Management, Inc. ("Warburg"). Warburg's principal business address is 466 Lexington Avenue, New York, New York 10017-3147. The principal underwriter of the portfolios is Counsellors Securities, Inc., a Warburg subsidiary, located at 466 Lexington Avenue, New York, New York 10017-3147.

                                            INVESTMENT
                                            MANAGEMENT      OTHER       TOTAL FUND
                PORTFOLIOS                    FEE          EXPENSES     ANNUAL EXPENSES
  WARBURG PINCUS TRUST I
   Emerging Markets Portfolio (1)              0.00%         1.40%           1.40%
   International Equity Portfolio              1.00%         0.32%           1.32%
   Global Post-Venture Capital Portfolio (1)   1.07%         0.33%           1.40%
   Small Company Growth Portfolio              0.90%         0.24%           1.14%

(1) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and/or co-administrator, for the Emerging Markets Portfolio and Global Post-

    Venture Capital Portfolio, respectively, the Investment Management Fee would have equaled 1.25% and 1.25%; Other expenses would have equaled 1.88% for the Emerging Markets Portfolio; and Total Fund Annual Expenses, would have equaled 3.13% and 1.58%, respectively, for the Emerging Markets and Global Post-Venture Capital Portfolios, based on actual fees and expenses for the fiscal year ended December 31, 1999. Fee waivers and expense reimbursements or credits may be discontinued at any time.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

THE FIXED ACCOUNT

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential may determine interest rates based on the contract year we receive the premium payments.

We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 58. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 80.

Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

DETAILED INFORMATION ABOUT THE CERTIFICATES

HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

COVERAGE ON THE LIFE OF A SPOUSE. Usually, the Eligible Group Member buys coverage on his or her own life. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term "Participant" or "you," we mean the person who owns those rights. When we use the term "Covered Person," we mean the person whose life is covered.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant. See the ASSIGNMENT and APPLICANT OWNER sections on pages 82 and 83.

Prudential will issue a Certificate to each Participant. Prudential will issue a separate Certificate for spouse coverage. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

MAXIMUM AGES. Generally, Prudential will not issue Certificates for a person who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these three options:

* You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.)

* You may use some or all of the Certificate Fund to buy Paid-up Coverage. See the PAID-UP COVERAGE section on page 68.

* You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance and for additional insurance benefits. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

Under some Group Contracts, coverage may end at an age less than 100. You should refer to your particular Certificate and Group Contract to learn when coverage under your Certificate will end.

A "FREE LOOK" PERIOD

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance - for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in good order.

WHEN PRUDENTIAL RECONCILES FINANCIAL TRANSACTIONS. Prudential usually reconciles financial transactions at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, premium payments, loan repayments, or withdrawals) cannot be completed until the next business day. Usually, this will result in a one-day delay in the movement of money from one investment option to another. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short term interest ("float") earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund. Transfers among the Funds and dollar cost averaging are not subject to this possible delay.

PREMIUMS

ROUTINE PREMIUM PAYMENTS. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). See the LAPSE section on page 71 to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the DEFINITIONS OF SPECIAL TERMS section on page 90.

ADDITIONAL PREMIUM PAYMENTS. In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

HOW YOU WILL PAY PREMIUMS. Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the CHARGES AND EXPENSES section on page 63.

DEDUCTING PREMIUMS FROM YOUR PAYCHECK. Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS. If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the month after the next month.

HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 63.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

* BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

* DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we would use the Series Fund Money Market Portfolio instead of the Fixed Account.)

* AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Prudential will give you a form to use for this purpose.

We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order.

The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund - minus Certificate Debt and outstanding charges - to cover each month's charges. See the LAPSE section on page 71.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER

You may transfer amounts from one investment option to another - we do not limit the number of transfers between investment options. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

* The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

* The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

* We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

* We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or Prudential's designee) on the form we require you to use for this purpose.

Under some Group Contracts, if you make more than twelve transfers in a Certificate Year, Prudential may charge up to $20 for each transfer after the twelfth.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in good order by the tenth of a month, we will start DCA processing during the next month. If we receive it after the tenth day of a month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occurs:

* We have completed the designated number of transfers.

* The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

* Prudential receives your written request to end the DCA arrangement. (If we receive your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If we receive it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

* You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 58.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.

AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of insurance PLUS the value of the Certificate Fund as of the date of death MINUS any Certificate Debt and any past due monthly charges.

ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would use one of two methods to increase the Death Benefit. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to the following "corridor percentage" of the Certificate Fund based on your Attained Age:

 COVERED PERSON'S     CORRIDOR         COVERED PERSON'S      CORRIDOR
   ATTAINED AGE       PERCENTAGE       ATTAINED AGE          PERCENTAGE
------------------    ------------     -----------------     ------------
       0-40                250%                70                 115%
        41                 243                 71                 113
        42                 236                 72                 111
        43                 229                 73                 109
        44                 222                 74                 107
      -----           ---------        ------------          ---------
        45                 215                 75                 105
        46                 209                 76                 105
        47                 203                 77                 105
        48                 197                 78                 105
        49                 191                 79                 105
      -----           ---------        ------------          ---------
        50                 185                 80                 105
        51                 178                 81                 105
        52                 171                 82                 105
        53                 164                 83                 105
        54                 157                 84                 105
      -----           ---------        ------------          ---------
        55                 150                 85                 105
        56                 146                 86                 105
        57                 142                 87                 105
        58                 138                 88                 105
        59                 134                 89                 105
      -----           ---------        ------------          ---------
        60                 130                 90                 105
        61                 128                 91                 104
        62                 126                 92                 103
        63                 124                 93                 102
        64                 122                 94                 101
      -----           ---------        ------------          ---------
        65                 120                 95                 100
        66                 119                 96                 100
        67                 118                 97                 100
        68                 117                 98                 100
        69                 116                 99                 100

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the "Net Single Premium" per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the "Net Single Premium" on the 1980 CSO Table.

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Your beneficiary may receive the Death Benefit in the following ways:

* PRUDENTIAL'S ALLIANCE ACCOUNT. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential to issue a check instead.

* OTHER OPTIONS.Your beneficiary can arrange with Prudential for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living). See the MODES OF SETTLEMENT section on page 81.

CHANGES IN FACE AMOUNT

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

INCREASES IN THE FACE AMOUNT OF INSURANCE

* Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

* Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

*    Some Group Contracts may not allow increases at all.

* Whenever the Face Amount of insurance increases, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

* An increase in the Face Amount will result in higher monthly insurance charges because our net amount at risk will increase.

DECREASES IN THE FACE AMOUNT OF INSURANCE

* Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

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
* A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

* Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events"occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential will make the automatic decrease at latest of: the Covered Person's 70th birthday, retirement, and the tenth Certificate Anniversary. We will calculate the amount of the deduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes - whether it increases or decreases - the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75. You should consult your tax advisor before you change the Face Amount of your insurance.

CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your Certificate to learn what charges apply to you.

CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the charges listed below from each premium payment you make before we invest the payment in the investment options you selected.

1. CHARGE FOR TAXES ON PREMIUM PAYMENTS. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

   This charge is currently made up of two parts:

* The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives. For some Group Contracts, the charge may be up to 5%. (In some states, this charge is called a premium-based administrative charge.)

* The second part is for federal income taxes that are based on premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code.

  We may increase this charge if the cost of our taxes related to premiums is increased. During 1999, we received approximately $298,991 in charges for taxes on premium payments.

2. CHARGE FOR PROCESSING PREMIUMS. We may deduct up to $2 to cover the costs of collecting and processing premiums. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page
   66. During 1999, we received no charges for processing premiums.

3. CHARGE FOR SALES EXPENSES. We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 66. During 1999, we received no charges for sales expenses.

MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. But, we will never deduct them later than 45 days past the Monthly Deduction Date.

1. CHARGE FOR THE COST OF INSURANCE. We will deduct a charge for the cost of your insurance.

   To calculate the cost of insurance charge, we multiply:

         your Certificate's "net amount at risk" by

         the "cost of insurance rate" for the Covered Person.

   "Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

   The "cost of insurance rate" is based on many factors, including:

   * the Covered Person's age;

   * the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

   * the life expectancy of the people covered under your Group Contract;

   * whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section on page 84;

   * whether or not the Certificate is provided on a Portable basis; and

   * the expected expenses.

   The cost of insurance rate will generally increase as the Covered Person ages. The cost of insurance charges are generally lower than the 1980 CSO Table.

   We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

   * the number of Certificates in effect;

   * the number of new Certificates issued;

   * the number of Certificates surrendered or becoming Portable;

   * the expected claims (death benefits, living benefits and surrenders);

   * the expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

   * the expected expenses; and

   * administrative services provided by the Group Contractholder, if any.

   In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited from recovering past losses by state insurance law.

   If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed rates may be up to 150% of the 1980 CSO Table. The guaranteed rates are based on many factors, including:

   * guaranteed issue procedures, if any;

   * simplified underwriting that may not require a medical exam, blood tests or urine tests;

   * groups with substandard risks characteristics; and

   * the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

   During 1999, we received approximately $4,888,630 in charges for cost of insurance.

2. CHARGE FOR ADDITIONAL INSURANCE BENEFITS. The ADDITIONAL INSURANCE BENEFITS section on page 84 tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group

   Contractholder elected to buy. We will deduct a separate charge for any additional insurance benefits that you elect to buy from your Certificate Fund.

3. CHARGE FOR ADMINISTRATIVE EXPENSES. We may deduct a charge for administrative expenses. This charge pays for maintaining records and for communicating with Participants and Group Contractholders. Currently, it is not more than $3 per month and it is guaranteed not to be more than $6 per month. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 66. During 1999, we received no charges for administrative expenses.

4. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under the "CHARGE FOR TAXES ON PREMIUM PAYMENTS" section above. Currently, we do not charge for these other taxes.

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account. During 1999, we received approximately $106,547 in charges for mortality and expense risks.

TRANSACTION CHARGES. Under some Group Contracts, we may deduct a charge for surrenders, partial withdrawals, loans, transfers, reinstatements and additional statement requests. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

EXPENSES INCURRED BY THE FUNDS. Participants indirectly bear the charges and expenses of the Funds. To find out details about the management fees and other underlying Fund expenses, you should see THE FUNDS section on page 22. You should also read the prospectuses for the available Funds.

REDUCTION OF CHARGES

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

* The size of the group.

* The total amount of premium payments we expect to receive.

* How long Participants will hold their Certificates.

* The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will go down.

* Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will go down.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential's reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

DIVIDENDS OR EXPERIENCE CREDITS

The Group Contract is eligible to receive Dividends or Experience Credits. But, we have set the premium rates in such a way that we will not generally pay a dividend or experience credit.

If there is a Dividend or Experience Credit, Prudential will pay it to the Group Contractholder.

You should refer to your particular Group Contract for details on Dividends or Experience Credits.

CASH SURRENDER VALUE

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 69).

The Cash Surrender Value will change daily to reflect:

* Net Premiums;

* withdrawals;

* increases or decreases in the value of the Funds you selected;

* interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

* interest accrued on any loan;

* the daily asset charge for mortality and expense risks assessed against the variable investment options; and

* monthly charges that Prudential deducts from your Certificate Fund.

If you ask Prudential, we (or our designee) will tell you what the Cash Surrender Value of your Certificate is. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

The tables T1 and T2 (following page 20) of this prospectus give examples of what Cash Surrender Values would be for two sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical and are only meant to help you understand how the Certificate works.

FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 80. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

During 1999, we received $0 for surrender charges.

PAID-UP COVERAGE

At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000. Under certain Group Contracts, Prudential may impose a transaction charge of up to $20 for the exchange.

The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.

Paid-up Coverage will start as of the end of the Business Day on which we receive your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end.

If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after we receive your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 80. This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

The purchase of Paid-up Coverage could make your Certificate a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 80. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.

Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Loan Value. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 80.

Interest on the loan will accrue daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

* We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

* We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

* We will generally credit interest to the amount in the Loan Account at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL WITHDRAWALS section on page 69 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

Your Loan plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 71.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.

TELEPHONE AND ELECTRONIC TRANSACTIONS

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change or during system failures or power outages.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid. HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Prudential must receive the payment by the later of:

* 61 days after the Monthly Deduction Date; or

* 30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

We will send the notice to the last known address we have on file for you. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

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TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION IN THE GROUP CONTRACT

The Group Contractholder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

* If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

* If the Group Contractholder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

* For any other reason, effective on a Contract Anniversary, by giving the Group Contractholder 31 days' written notice.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 73. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Under some Group Contracts, Participants may be able to continue insurance coverage even though they are no longer an Eligible Group Member. This is called Portable Coverage. With Portable Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Portable Certificates. See also the CHARGES AND EXPENSES section on page 63. Charges and expenses for Portable Certificates may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that you keep a specified minimum amount in your Certificate Fund to continue as a Portable Certificate holder.

Under other Group Contracts, Participants will not be able to continue insurance coverage when no longer an Eligible Group Member. Those Participants have the options of Conversion, Paid-up Coverage, and payment of Cash Surrender Value, which are described in the OPTIONS ON TERMINATION OF COVERAGE section on page 73.

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OPTIONS ON TERMINATION OF COVERAGE

Your insurance coverage under the Group Contract will end when the Group Contract itself ends. Under some Group Contracts, insurance coverage will also end when a Participant is no longer an Eligible Group Member.

When the Group Contractholder ends a Group Contract, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

* If the Group Contractholder DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value.

  Under some Group Contracts, you may continue your insurance coverage on a Portable basis. Prudential might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a Portable basis.

* If the Group Contractholder DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis, as stated above.

CONVERSION. You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

* $10,000 or

* the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a

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Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the date of birth of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

* A written request for reinstatement.

* Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.

* A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 63.

* We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We

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  will apply a new 2-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY section on page 80 and the SUICIDE EXCLUSION section on page
  81. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

* Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

TAX TREATMENT OF CERTIFICATE BENEFITS

INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see the Dividends, Distributions and Taxes section in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

* you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and

* the Certificate's Death Benefit will be tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we

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believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes - which will be applied uniformly to all Participants after advance written notice - that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.

DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

* If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

* Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

* Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

* Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

* The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

* If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and

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  dividends which are not reinvested are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, dividends which are not reinvested and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

* Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 591/2 , on account of your becoming disabled or as a life annuity.

* All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Any dividends or Experience Credits applied to reduce premiums due will effectively reduce the premiums paid for purposes of these rules.

TREATMENT AS GROUP TERM LIFE INSURANCE

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and [, in addition,] Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation

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Skipping Transfer tax consequences. Deductions for interest paid or accrued on
Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person dies. The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

ERISA CONSIDERATIONS

If the Group Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.

DEFINITION OF AN EMPLOYEE BENEFIT PLAN

An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees -- "pension" plans or "welfare" plans.

A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

GROUP CONTRACTS AS EMPLOYEE BENEFIT PLANS

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

* no contributions are made by the employer for the coverage;

* participation in the program is completely voluntary for employees;

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* the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

* the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

INVESTMENT OF PLAN ASSETS IN A GROUP CONTRACT

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

* the relationship between the agent and the insurer;

* a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

* the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the CHARGES AND EXPENSES section on page 63. Information about sales

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representatives and commissions may be found in the SALE OF THE CONTRACT AND
SALES COMMISSIONS section on page 86.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

* We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

* We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

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MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

SUICIDE EXCLUSION

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

MODES OF SETTLEMENT

The DEATH BENEFITS section describes how your beneficiary may receive the Death Benefit. In addition to the methods described in the DEATH BENEFITS section, Prudential also makes these methods available. They are known as "modes of settlement":

OPTION 1: PAYMENTS FOR A FIXED PERIOD

    The Death Benefit plus interest is paid over a fixed number of years (1 -
    25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

    The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

OPTION 2: PAYMENT IN INSTALLMENTS FOR LIFE

    The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, Prudential will pay the present value of the remaining guaranteed payments to a payee your beneficiary designated.

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OPTION 3: INTEREST INCOME

    The Death Benefit remains with Prudential and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually or annually.

    The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

OPTION 4: PAYMENTS OF A FIXED AMOUNT

    You or your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid over the selected number of years. The payment may be received monthly, quarterly, semi-annually, or annually.

    The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive. Any interest credited will be used to extend the payment period.

OPTION 5: CERTIFICATE OF DEPOSIT

    The Death Benefit is used to purchase a certificate of deposit that is issued by The Prudential Bank. Certificates of Deposit (CDs) are investments that allow your beneficiary to choose a variety of short- and long-term deposit options. They are designed to pay interest monthly, quarterly, semi-annually, annually or at maturity. Interest rates are guaranteed for the term of the CD. There is generally a $10,000 minimum amount for this option.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.

ASSIGNMENT

You may assign your Certificate, including all rights, benefits and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

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Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 75.

APPLICANT OWNER PROVISION

Some Group Contracts have an "applicant owner" provision. An "applicant owner" is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an applicant owner under a Certificate.

An "applicant owner" must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings.

We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that

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requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws.

Here's how we will determine the number of Fund shares and votes for which you may give instructions:

* To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

* The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment, or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants if we were to make such a substitution.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will

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have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

ACCELERATED DEATH BENEFIT. Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill"means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill. You may receive the accelerated payment in a lump sum.

When we pay the Death Benefit under this option, it will be adjusted to reflect its present value. The adjusted Death Benefit will always be less than the Death Benefit, but will generally be greater than the Certificate's Cash Surrender Value. Under some Group Contracts, the accelerated death benefit may be discounted for interest. Prudential may charge a fee of up to $350 when we pay an accelerated death benefit.

We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

ACCIDENTAL DEATH AND DISMEMBERMENT BENEFIT. An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

EXTENDED DEATH PROTECTION DURING TOTAL DISABILITY. An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you became totally disabled prior to age
60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

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DEPENDENT LIFE BENEFITS. Dependent life benefits provide insurance on the life of a qualified dependent. A qualified dependent may be the Participant's spouse and/or unmarried child.

SEAT BELT COVERAGE. Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. "Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Certain exclusions will apply.

REPORTS

At least once each Certificate Year, Prudential will send you a statement that gives you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the annual statement does. We may limit the number of current statements you may request or may charge you for additional statements. Any such charge will not exceed $20 for an additional report.

We will also send to you and to the Group Contractholder, annual and semi-annual reports that list the securities held in each available portfolio of the Funds. The federal securities laws require these reports. Prudential keeps records about the Separate Account according to the federal securities laws.

If you invest in the Series Fund through more than one variable insurance contract, you will receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC (referred to as "PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is a direct, wholly-owned subsidiary of Prudential.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies.

The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable

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law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.

The maximum commission that Prudential will pay to the representative upon the purchase of the Contract is 15% of the premium payment received. The amount Prudential will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment. Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation from Prudential. Generally, Prudential will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payment.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.

Sales expenses in any year are not equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge. See the CHARGES AND EXPENSES section on page 63.

RATINGS AND ADVERTISEMENTS

Independent financial rating services -- including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company -- rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES PERFORMED BY THIRD PARTIES

Throughout this prospectus, we describe how Prudential and the Group Contractholder will perform transactions with you and how you will perform transactions with them. Prudential has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular

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Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contractholder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services, Inc., a wholly-owned subsidiary of Prudential). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Barry T. Allen, FSA, MAAA, Vice President, Chief Actuary of Prudential's Group Insurance, whose opinion is filed as an exhibit to the registration statement.

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LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class actions and individual suits involving a variety of issues, including sales practices, claims payment, coverage obligations, premium charges for policies paid on a periodic basis and other fees and denial of benefit matters and, with respect to property and casualty products, "redlining" or impermissible discrimination among customers and method of determining coverage and claims payment. In our asset management operations, we are subject to litigation involving commercial disputes with counterparties or partners and class actions and individual suits alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products, recommended unsuitable products to customers, mishandled customer accounts, charged excessive fees and breached fiduciary duties to customers. In our securities operations, we are subject to class actions and individual suits, arbitrations and other actions arising out of our retail brokerage, account management, underwriting, investment banking and other activities, including claims of improper or inadequate disclosure regarding investments, recommending unsuitable investments and excessive or unauthorized trading. We are a defendant in, or are contractually responsible to third parties for, class action and individual litigation including various claims arising from businesses that we are winding down or have divested. With respect to our discontinued healthcare operations, we are subject to litigation including class action and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups, class actions challenging practices of our former managed care operations, and coordination of benefits with other carriers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position. See Note 15 of Notes to Consolidated Financial Statements, which Note is incorporated by this reference.

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                          DEFINITIONS OF SPECIAL TERMS
                            USED IN THIS PROSPECTUS

ATTAINED AGE -- Your age as defined by the Group Contract.

BUSINESS DAY -- A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE -- The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

CERTIFICATE -- A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY -- The same date each year as the Certificate Date.

CERTIFICATE DATE -- The effective date of coverage under a Certificate.

CERTIFICATE DEBT -- The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND -- The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR -- The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY -- The same date each year as the Contract Date.

CONTRACT DATE -- The date as of which the Group Contract is issued.

COVERED PERSON -- The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

DEATH BENEFIT -- The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

DIVIDEND -- A portion of Prudential's divisible surplus attributable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential's Board of Directors.

ELIGIBLE GROUP MEMBERS -- The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

EXPERIENCE CREDIT -- A refund that Prudential may provide under certain Group Contracts based on favorable experience.

FACE AMOUNT -- The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

FIXED ACCOUNT -- An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

FUNDS -- The Series Fund portfolios and other mutual fund portfolios in which the

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Separate Account invests. Your investment options include the Funds and the
Fixed Account.

GROUP CONTRACT -- A Group Variable Universal Life insurance contract that Prudential issues to the Group Contractholder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

GROUP CONTRACTHOLDER -- The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of an employer that joins a multiple employer trust, the employer exercises the rights accorded to a Group Contractholder as described throughout this prospectus.

GUIDELINE ANNUAL PREMIUM -- A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the guideline annual premium under the Certificate.

ISSUE AGE -- The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT -- An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE -- The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

MODIFIED ENDOWMENT CONTRACT -- A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.

MONTHLY DEDUCTION DATE -- Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

NET PREMIUM -- Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE -- This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

PARTICIPANT -- An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights

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described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

PORTABLE -- Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a Portable Certificate may no longer be considered to be a member of the Group Contractholder's group for purposes of determining those rates and charges.

SEPARATE ACCOUNT -- Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

SERIES FUND -- The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

SUBACCOUNT -- A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE -- The Prudential Insurance Company of America.

YOU -- A Participant.

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                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice

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Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined
Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from

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1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark,
NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

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PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004).
Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING--Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Financial Management since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

VIVIAN BANTA--Executive Vice President, Individual Financial Services since 2000; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 49.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL--Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                           SUBACCOUNTS
                                                 --------------------------------------------------------------


                                                   PRUDENTIAL       PRUDENTIAL       PRUDENTIAL     PRUDENTIAL
                                                  MONEY MARKET   FLEXIBLE MANAGED   STOCK INDEX     EQUITY
                                                    PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                   -----------     -----------     -----------    -----------

ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .........   $ 4,042,159     $   827,654     $ 9,340,372    $ 1,552,160
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ......        (1,434)           (306)         (3,336)          (566)
                                                   -----------     -----------     -----------    -----------
  Net Assets ...................................   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   ===========     ===========     ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] ..............   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   -----------     -----------     -----------    -----------
                                                   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   ===========     ===========     ===========    ===========



                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                       A1


                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
   NEUBERGER &
      BERMAN          KEMPER                                                       FRANKLIN TEMPLETON
    AMT LIMITED       SERIES          MFS         DREYFUS      FRANKLIN TEMPLETON      DEVELOPING
   MATURITY BOND    HIGH YIELD     RESEARCH      SMALL CAP       INTERNATIONAL          MARKETS
     PORTFOLIO      PORTFOLIO       SERIES       PORTFOLIO           FUND                FUND
   -----------     -----------    -----------    -----------   -----------------   ------------------




   $   246,592     $   517,948    $ 2,033,220    $ 2,598,588     $   817,456          $   408,990

           (94)           (217)          (729)          (926 )          (292)                (143)
   -----------     -----------    -----------    -----------     -----------          -----------
   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   ===========     ===========    ===========    ===========     ===========          ===========

   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   -----------     -----------    -----------    -----------     -----------          -----------
   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   ===========     ===========    ===========    ===========     ===========          ===========



                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                       A2


                                            FINANCIAL STATEMENTS OF
                               THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                 THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                  SUBACCOUNTS
                                                    ------------------------------------------------------------
                                                      PRUDENTIAL    PRUDENTIAL
                                                     DIVERSIFIED    HIGH YIELD     PRUDENTIAL      PRUDENTIAL
                                                        BOND           BOND      EQUITY INCOME  JENNISON GROWTH
                                                      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                     -----------    -----------  -------------  ---------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
   Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ............. $    31,376    $ 1,003,328    $     5,810    $ 4,136,676
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ..........         (11)          (349)            (2)        (1,399)
                                                     -----------    -----------    -----------    -----------
  Net Assets ....................................... $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     ===========    ===========    ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] .................. $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     -----------    -----------    -----------    -----------
                                                     $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     ===========    ===========    ===========    ===========



                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A3


                                       SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
                AMERICAN      AMERICAN       AMERICAN        DREYFUS
 PRUDENTIAL      CENTURY     CENTURY VP       CENTURY       DISCIPLINED      JP MORGAN
  GLOBAL       VP BALANCED  INTERNATIONAL     VP VALUE         STOCK           BOND
 PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
 -----------    ----------- --------------  -------------  -------------    -----------



 $ 1,186,144    $    68,492    $    37,510    $    93,767    $    14,183    $    47,565

        (384)           (24)           (13)           (34)            (5)           (17)
 -----------    -----------    -----------    -----------    -----------    -----------
 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 ===========    ===========    ===========    ===========    ===========    ===========

 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 -----------    -----------    -----------    -----------    -----------    -----------
 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 ===========    ===========    ===========    ===========    ===========    ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                       A4


                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                            SUBACCOUNTS
                                                        ----------------------------------------------------------
                                                                        JP MORGAN     JP MORGAN         MFS
                                                          JP MORGAN   INTERNATIONAL      SMALL        EMERGING
                                                           EQUITY     OPPORTUNITIES     COMPANY        GROWTH
                                                          PORTFOLIO     PORTFOLIOS     PORTFOLIO       SERIES
                                                        -----------    -----------    -----------    -----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ................ $    42,689    $    19,548    $    35,665    $    18,755
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] .............         (15)            (7)           (13)            (6)
                                                        -----------    -----------    -----------    -----------
  Net Assets .......................................... $    42,674    $    19,541    $    35,652    $    18,749
                                                        ===========    ===========    ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] ..................... $    42,674    $    19,541    $    35,652    $    18,749
                                                        -----------    -----------    -----------    -----------
                                                        $    42,674    $    19,541    $    35,652    $    18,749
                                                        ===========    ===========    ===========    ===========


               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A5




                               SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
T. ROWE PRICE   T. ROWE PRICE    ALLIANCE    PRUDENTIAL SMALL             T. ROWE PRICE
    MID-CAP      NEW AMERICAN     PREMIER    CAPITALIZATION       MFS         EQUITY
    GROWTH         GROWTH         GROWTH         STOCK           BOND         INCOME
   PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO        SERIES       PORTFOLIO
  -----------    -----------    -----------    -----------    -----------    -----------



  $     8,788    $ 1,915,636    $    35,818    $   807,669    $ 1,119,283    $ 2,527,927

           (2)          (646)           (13)          (264)          (395)          (921)
  -----------    -----------    -----------    -----------    -----------    -----------
  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  ===========    ===========    ===========    ===========    ===========    ===========

  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  -----------    -----------    -----------    -----------    -----------    -----------
  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  ===========    ===========    ===========    ===========    ===========    ===========


                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                 A6


                                       FINANCIAL STATEMENTS OF
                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                                   SUBACCOUNTS
                                                           --------------------------------------------------------
                                                           NEUBERGER &
                                                             BERMAN         JANUS                            MFS
                                                              AMT          WORLDWIDE     WARBURG PINCUS      GLOBAL
                                                            PARTNERS        GROWTH       FIXED INCOME     GOVERNMENT
                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO         SERIES
                                                          -----------     -----------   --------------     ---------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ..............      $ 795,081     $ 4,794,229       $     0        $ 438,548
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ...........           (275)         (1,512)            0             (153)
                                                           ---------     -----------       -------        ---------
  Net Assets ........................................      $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           =========     ===========       =======        =========

NET ASSETS, representing:
  Equity of Participants [Note 4] ...................      $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           ---------     -----------       -------        ---------
                                                           $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           =========     ===========       =======        =========

                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                      A7

                                [THIS PAGE INTENTIONALLY LEFT BLANK]







                                                 A8

                                       FINANCIAL STATEMENTS OF
                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                              -----------------------------------------------------------
                                                                      PRUDENTIAL                       PRUDENTIAL
                                                                     MONEY MARKET                  FLEXIBLE MANAGED
                                                                      PORTFOLIO                       PORTFOLIO
                                                              ----------------------------   ----------------------------
                                                                FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD
                                                               YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*
                                                              DECEMBER 31,   TO DECEMBER     DECEMBER 31,   TO DECEMBER
                                                                 1999          31, 1999         1999          31, 1999
                                                              ------------  --------------   ------------  --------------
INVESTMENT INCOME
  Dividend income .....................................        $ 122,400        $ 3,241       $     23       $   5,648
                                                               ---------        -------       --------       ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ..........           10,947            277          2,784             509
                                                               ---------        -------       --------       ---------
NET INVESTMENT INCOME (LOSS) ..........................          111,453          2,964         (2,761)          5,139
                                                               ---------        -------       --------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received ..............                0              0          5,913          33,105
    Realized gain (loss) on shares redeemed ...........                0              0         (4,692)         (1,147)
    Net change in unrealized gain (loss)
      on investments ..................................                0              0         47,809         (12,978)
                                                               ---------        -------       --------       ---------
NET GAIN (LOSS) ON INVESTMENTS ........................                0              0         49,030          18,980
                                                               ---------        -------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................        $ 111,453        $ 2,964       $ 46,269       $  24,119
                                                               =========        =======       ========       =========


* Became available (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                       A9


                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                                                                                      NEUBERGER & BERMAN
           PRUDENTIAL                            PRUDENTIAL                               AMT LIMITED
           STOCK INDEX                             EQUITY                               MATURITY BOND
           PORTFOLIO                             PORTFOLIO                                PORTFOLIO
--------------------------------       ----------------------------------        ------------------------------
   FOR THE        FOR THE PERIOD          FOR THE          FOR THE PERIOD         FOR THE        FOR THE PERIOD
 YEAR ENDED        JULY 1, 1998*        YEAR ENDED          JULY 1, 1998*        YEAR ENDED       JULY 1, 1998*
 DECEMBER 31,      TO DECEMBER          DECEMBER 31,         TO DECEMBER         DECEMBER 31,      TO DECEMBER
     1999           31, 1998               1999               31, 1998              1999            31, 1998
 -----------     ---------------       -------------       --------------        ------------    --------------
  $ 69,733         $   6,340             $  21,155           $  5,495              $ 10,479          $     0
 ---------         ---------             ---------           --------              --------          -------


    24,698             1,607                 5,217                970                   954               193
 ---------         ---------             ---------           --------              --------          -------
    45,035             4,733                15,938              4,525                 9,525              (193)
 ---------         ---------             ---------           --------              --------          -------


    84,366            17,051               169,458             78,110                     0                0
    (2,404)           (1,408)               (9,332)            (2,032)               (2,402)               7

   834,821           151,883               (40,982)           (41,420)               (5,011)           1,200
 ---------         ---------             ---------           --------              --------          -------
   916,783           167,526               119,144             34,658                (7,413)           1,207
 ---------         ---------             ---------           --------              --------          -------

 $ 961,818         $ 172,259             $ 135,082           $ 39,183              $  2,112          $ 1,014
 =========         =========             =========           ========              ========          =======

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                       A10


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                      SUBACCOUNTS
                                                              -----------------------------------------------------------
                                                                        KEMPER SERIES                   MFS
                                                                         HIGH YIELD                   RESEARCH
                                                                          PORTFOLIO                    SERIES
                                                              ----------------------------   ----------------------------
                                                                FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD
                                                               YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*
                                                              DECEMBER 31,   TO DECEMBER     DECEMBER 31,   TO DECEMBER
                                                                 1999          31, 1999         1999          31, 1999
                                                              ------------  --------------   ------------  --------------
INVESTMENT INCOME
  Dividend income ....................................         $  39,514        $       0     $   2,130      $       0
                                                               ---------        ---------     ---------      ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] .........             2,192              461         5,967          1,026
                                                               ---------        ---------     ---------      ---------
NET INVESTMENT INCOME (LOSS) .........................            37,322             (461)       (3,837)        (1,026)
                                                               ---------        ---------     ---------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received .............                 0                0        11,256              0
    Realized gain (loss) on shares redeemed ..........           (18,280)          (1,269)         (899)        (1,568)
    Net change in unrealized gain (loss)
      on investments .................................           (12,276)           2,494       354,168        115,832
                                                               ---------        ---------     ---------      ---------
NET GAIN (LOSS) ON INVESTMENTS .......................           (30,556)           1,225       364,525        114,264
                                                               ---------        ---------     ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................         $   6,766        $     764     $ 360,688      $ 113,238
                                                               =========        =========     =========      =========


* Became available (Note 1)

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                   A11



                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
            DREYFUS                           FRANKLIN TEMPLETON                        FRANKLIN TEMPLETON
           SMALL CAP                            INTERNATIONAL                           DEVELOPING MARKETS
           PORTFOLIO                                 FUND                                     FUND
--------------------------------       ----------------------------------        ------------------------------
   FOR THE        FOR THE PERIOD          FOR THE          FOR THE PERIOD         FOR THE        FOR THE PERIOD
 YEAR ENDED        JULY 1, 1998*        YEAR ENDED          JULY 1, 1998*        YEAR ENDED       JULY 1, 1998*
 DECEMBER 31,      TO DECEMBER          DECEMBER 31,         TO DECEMBER         DECEMBER 31,      TO DECEMBER
     1999           31, 1998               1999               31, 1998              1999            31, 1998
 -----------     ---------------       -------------       --------------        ------------    --------------
  $   1,065        $       3             $  10,953           $       0             $   2,187         $       0
  ---------        ---------             ---------           ---------             ---------         ---------


      8,035            1,561                 2,504                 499                 1,151               197
  ---------        ---------             ---------           ---------             ---------         ---------


     (6,970)          (1,558)                8,449                (499)                1,036              (197)
  ---------        ---------             ---------           ---------             ---------         ---------


          0           15,555                40,748                   0                     0                 0
     (4,526)          (4,972)               (7,657)             (1,543)               (2,270)             (596)

    460,563          123,615                88,457              14,401               114,745            22,483
  ---------        ---------             ---------           ---------             ---------         ---------

    456,037          134,198               121,548              12,858               112,475            21,887
  ---------        ---------             ---------           ---------             ---------         ---------
  $ 449,067        $ 132,640             $ 129,997           $  12,359             $ 113,511         $  21,690
  =========        =========             =========           =========             =========         =========


                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                    A12


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                            --------------------------------------------------------------------
                                                              PRUDENTIAL        PRUDENTIAL
                                                              DIVERSIFIED       HIGH YIELD      PRUDENTIAL        PRUDENTIAL
                                                                  BOND            BOND        EQUITY INCOME    JENNISON GROWTH
                                                               PORTFOLIO        PORTFOLIO       PORTFOLIO          PORTFOLIO
                                                            ---------------   -------------  ----------------- ----------------
                                                            FOR THE PERIOD       FOR THE      FOR THE PERIOD       FOR THE
                                                           FEBRUARY 1, 1999*    YEAR ENDED   FEBRUARY 1, 1999*    YEAR ENDED
                                                             TO DECEMBER       DECEMBER 31,     TO DECEMBER        DECEMBER 31,
                                                              31, 1999             1999          31, 1999            1999
                                                            ---------------   -------------   ---------------- -----------------
INVESTMENT INCOME
  Dividend income ......................................       $       0        $     667       $     103        $   4,328
                                                               ---------        ---------       ---------        ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ...........             118            2,592              17            8,749
                                                               ---------        ---------       ---------        ---------
NET INVESTMENT INCOME (LOSS) ...........................            (118)          (1,925)             86           (4,421)
                                                               ---------        ---------       ---------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received ...............              77                0             570          137,237
    Realized gain (loss) on shares redeemed ............            (129)          (1,401)            (18)            (459)
    Net change in unrealized gain (loss)
      on investments ...................................            (277)             727            (410)         666,183
                                                               ---------        ---------       ---------        ---------
NET GAIN (LOSS) ON INVESTMENTS .........................            (329)            (674)            142          802,961
                                                               ---------        ---------       ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       $    (447)       $  (2,599)      $     228        $ 798,540
                                                               =========        =========       =========        =========


* Became available (Note 1)

                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                          A13



                               SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
                    AMERICAN        AMERICAN         AMERICAN         DREYFUS
  PRUDENTIAL        CENTURY        CENTURY VP        CENTURY        DISCIPLINED       JP MORGAN
    GLOBAL        VP BALANCED     INTERNATIONAL      VP VALUE           STOCK            BOND
  PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO*       PORTFOLIO
------------     ------------    ------------     ------------   ----------------   ------------
   FOR THE          FOR THE         FOR THE          FOR THE      FOR THE PERIOD       FOR THE
 YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED    FEBRUARY 1, 1999*   YEAR ENDED
DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     TO DECEMBER      DECEMBER 31,
   1999              1999            1999             1999           31, 1999           1999
------------     ------------    ------------     ------------   ----------------   ------------
 $   1,207          $     163     $       0          $     102       $     133         $     810
 ---------          ---------     ---------          ---------       ---------         ---------
     2,346                126            58                209              38               101
 ---------          ---------     ---------          ---------       ---------         ---------
    (1,139)                37           (58)              (107)             95               709
 ---------          ---------     ---------          ---------       ---------         ---------


     2,117              1,127             0                962               0                33
       314               (308)           40               (396)              7               (16)

   288,920              3,389        12,413             (6,954)          1,409              (623)
 ---------          ---------     ---------          ---------       ---------         ---------
   291,351              4,208        12,453             (6,388)          1,416              (606)
 ---------          ---------     ---------          ---------       ---------         ---------
 $ 290,212          $   4,245     $  12,395          $  (6,495)      $   1,511         $     103
 =========          =========     =========          =========       =========         =========

                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A14

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                  SUBACCOUNTS
                                                     ---------------------------------------------------------------------
                                                                        JP MORGAN       JP MORGAN               MFS
                                                      JP MORGAN       INTERNATIONAL       SMALL               EMERGING
                                                       EQUITY         OPPORTUNITIES      COMPANY               GROWTH
                                                     PORTFOLIO          PORTFOLIO       PORTFOLIO              SERIES
                                                    ------------      ------------     ------------     ------------------
                                                      FOR THE           FOR THE          FOR THE         FOR THE PERIOD
                                                    YEAR ENDED        YEAR ENDED       YEAR ENDED       FEBRUARY 1, 1999*
                                                    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,        TO DECEMBER
                                                        1999             1999              1999             31, 1999
                                                    ------------      ------------     ------------     ------------------
INVESTMENT INCOME
  Dividend income ..............................     $  2,738          $    642         $      8              $      0
                                                     --------          --------         --------              --------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ...           79                38               62                    38
                                                     --------          --------         --------              --------
NET INVESTMENT INCOME (LOSS) ...................        2,659               604              (54)                  (38)
                                                     --------          --------         --------              --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received .......           97                 0              706                     0
    Realized gain (loss) on shares redeemed ....          (92)               (3)             (32)                   (2)
    Net change in unrealized gain (loss)
      on investments ...........................          634             2,980            9,533                 7,153
                                                     --------          --------         --------              --------
NET GAIN (LOSS) ON INVESTMENTS .................          639             2,977           10,207                 7,151
                                                     --------          --------         --------              --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................     $  3,298          $  3,581         $ 10,153              $  7,113
                                                     ========          ========         ========              ========

* Became available (Note 1)

                                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                                 A15



                                           SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE       T. ROWE PRICE       ALLIANCE        PRUDENTIAL SMALL                       T. ROWE PRICE
     MID-CAP          NEW AMERICA         PREMIER          CAPITALIZATION         MFS               EQUITY
     GROWTH              GROWTH           GROWTH              STOCK              BOND               INCOME
    PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO           SERIES             PORTFOLIO
-----------------  -----------------  -----------------   ----------------   -------------      ---------------
 FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD
FEBRUARY 1, 1999*  FEBRUARY 1, 1999*  FEBRUARY 1, 1999*   APRIL 5, 1999*     APRIL 5, 1999*     APRIL 5, 1999*
  TO DECEMBER        TO DECEMBER         TO DECEMBER       TO DECEMBER        TO DECEMBER        TO DECEMBER
  31, 1999             31, 1999            31, 1999          31, 1999           31, 1999           31, 1999
-----------------  -----------------  -----------------   ----------------   -------------      ---------------
 $      86           $ 106,503           $     328           $       0         $   9,649           $ 134,254
 ---------           ---------           ---------           ---------         ---------           ---------


        22               4,374                 100               1,953             2,860               7,077
 ---------           ---------           ---------           ---------         ---------           ---------
        64             102,129                 228              (1,953)            6,789             127,177
 ---------           ---------           ---------           ---------         ---------           ---------


         0                   0                   0               3,586               726                   0
        33              (3,716)                (64)              2,963            (3,033)             (6,037)

     1,480              22,549               5,929              92,694           (29,354)           (264,540)
 ---------           ---------           ---------           ---------         ---------           ---------
     1,513              18,833               5,865              99,243           (31,661)           (270,577)
 ---------           ---------           ---------           ---------         ---------           ---------

 $   1,577           $ 120,962           $   6,093           $  97,290         $ (24,872)          $(143,400)
 =========           =========           =========           =========         =========           =========


                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                    A16


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                   SUBACCOUNTS
                                                       --------------------------------------------------------------------
                                                         NEUBERGER &
                                                           BERMAN           JANUS                                 MFS
                                                             AMT          WORLDWIDE       WARBURG PINCUS        GLOBAL
                                                          PARTNERS          GROWTH         FIXED INCOME        GOVERNMENT
                                                         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                       --------------   ---------------   ---------------   ---------------
                                                       FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                                       APRIL 5, 1999*    APRIL 5, 1999*    APRIL 5, 1999*    APRIL 5, 1999*
                                                        TO DECEMBER       TO DECEMBER       TO DECEMBER       TO DECEMBER
                                                         31, 1999          31, 1999           31, 1999           31, 1999
                                                       --------------   ---------------   ---------------   ---------------
INVESTMENT INCOME
  Dividend income                                        $       0        $     4,625        $        0         $      0

EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A]                 1,982              8,369               134               658
                                                         ---------        -----------        ----------          --------
NET INVESTMENT INCOME (LOSS)                                (1,982)            (3,744)             (134)             (658)
                                                         ---------        -----------        ----------          --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received                         0                  0                 0                 0
    Realized gain (loss) on shares redeemed                   (259)             2,931           (15,654)              764
    Net change in unrealized gain (loss)
      on investments                                       (10,787)         1,337,701                 0             3,862
                                                         ---------        -----------        ----------          --------
NET GAIN (LOSS) ON INVESTMENTS                             (11,046)         1,340,632           (15,654)            4,626
                                                         ---------        -----------        ----------          --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              $ (13,028)       $ 1,336,888        $  (15,788)         $  3,968
                                                         =========        ===========        ==========          ========

* Became available (Note 1)

                                        SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                               A17


                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                      A18

                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                    SUBACCOUNTS
                                                           ----------------------------------------------------------------
                                                                     PRUDENTIAL                       PRUDENTIAL
                                                                    MONEY MARKET                   FLEXIBLE MANAGED
                                                                      PORTFOLIO                       PORTFOLIO
                                                           -----------------------------     ------------------------------
                                                             FOR THE      FOR THE PERIOD       FOR THE       FOR THE PERIOD
                                                           YEAR ENDED     JULY 1, 1998*      YEAR ENDED       JULY 1, 1998*
                                                            DECEMBER 31,    TO DECEMBER      DECEMBER 31,      TO DECEMBER
                                                                1999          31, 1998            1999           31, 1998
                                                           -------------  --------------     ------------    --------------
OPERATIONS
  Net investment income (loss) .........................   $   111,453      $   2,964        $   (2,761)       $   5,139
  Capital gains distributions received .................             0              0             5,913           33,105
  Realized gain (loss) on shares redeemed ..............             0              0            (4,692)          (1,147)
  Net change in unrealized gain (loss) on investments ..             0              0            47,809          (12,978)
                                                           -----------      ---------        ----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       111,453          2,964            46,269           24,119
                                                           -----------      ---------        ----------        ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments .............................       729,972         22,979           211,737           63,947
  Policy Loans .........................................        (9,749)           (71)             (386)          (3,208)
  Policy Loan Repayments and Interest ..................             0              0                81            2,147
  Surrenders, Withdrawals and Death Benefits ...........       (44,463)             0            (3,522)          (1,089)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ..................................     3,022,272        205,368           155,982          331,271
                                                           -----------      ---------        ----------        ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ............................................     3,698,032        228,276           363,892          393,068
                                                           -----------      ---------        ----------        ---------
TOTAL INCREASE IN NET ASSETS ...........................     3,809,485        231,240           410,161          417,187

NET ASSETS
  Beginning of period ..................................       231,240              0           417,187                0
                                                           -----------      ---------        ----------        ---------
  End of period ........................................   $ 4,040,725      $ 231,240        $  827,348        $ 417,187
                                                           ===========      =========        ==========        =========

* Became available (Note 1)

                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                           A19



                                  SUBACCOUNTS (CONTINUED)
 ------------------------------------------------------------------------------------------
                                                                   NEUBERGER & BERMAN
           PRUDENTIAL                 PRUDENTIAL                      AMT LIMITED
          STOCK INDEX                   EQUITY                       MATURITY BOND
           PORTFOLIO                   PORTFOLIO                       PORTFOLIO
 ----------------------------  -----------------------------  -----------------------------
   FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD    FOR THE      FOR THE PERIOD
  YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*    YEAR ENDED     JULY 1, 1998*
 DECEMBER 31,    TO DECEMBER    DECEMBER 31,   TO DECEMBER    DECEMBER 31,    TO DECEMBER
     1999         31, 1998         1999         31, 1998          1999          31, 1998
 -----------   --------------  ------------   --------------  ------------   --------------
 $    45,035    $     4,733    $    15,938     $   4,525       $   9,525       $    (193)
      84,366         17,051        169,458        78,110               0               0
      (2,404)        (1,408)        (9,332)       (2,032)         (2,402)              7
     834,821        151,883        (40,982)      (41,420)         (5,011)          1,200
 -----------    -----------    -----------     ---------       ---------       ---------

     961,818        172,259        135,082        39,183           2,112           1,014
 -----------    -----------    -----------     ---------       ---------       ---------


   1,979,979        191,087        417,174       125,032          64,994          32,082
     (16,642)        (2,866)        (6,694)         (149)              0          (4,183)
       1,026          2,205             15         2,005           1,861             210
    (135,751)        (1,648)        (6,073)       (1,301)         (1,199)              0

   5,144,210      1,041,359        201,551       645,769          19,096         130,511
 -----------    -----------    -----------     ---------       ---------       ---------


   6,972,822      1,230,137        605,973       771,356          84,752         158,620
 -----------    -----------    -----------     ---------       ---------       ---------
   7,934,640      1,402,396        741,055       810,539          86,864         159,634

   1,402,396              0        810,539             0         159,634               0
 -----------    -----------    -----------     ---------       ---------       ---------
 $ 9,337,036    $ 1,402,396    $ 1,551,594     $ 810,539       $ 246,498       $ 159,634
 ===========    ===========    ===========     =========       =========       =========


                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                         A20


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                 SUBACCOUNTS
                                                          -------------------------------------------------------------
                                                                  KEMPER SERIES                        MFS
                                                                   HIGH YIELD                       RESEARCH
                                                                   PORTFOLIO                          SERIES
                                                          -----------------------------   -----------------------------
                                                           FOR THE       FOR THE PERIOD    FOR THE      FOR THE PERIOD
                                                          YEAR ENDED      JULY 1, 1998*   YEAR ENDED     JULY 1, 1998*
                                                          DECEMBER 31,    TO DECEMBER     DECEMBER 31,    TO DECEMBER
                                                              1999          31, 1998         1999          31, 1998
                                                          ---------        ---------      -----------     -----------
OPERATIONS
  Net investment income (loss) .........................  $  37,322        $    (461)     $    (3,837)    $  (1,026)
  Capital gains distributions received .................          0                0           11,256             0
  Realized gain (loss) on shares redeemed ..............    (18,280)          (1,269)            (899)       (1,568)
  Net change in unrealized gain (loss) on investments ..    (12,276)           2,494          354,168       115,832
                                                          ---------        ---------      -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................      6,766              764          360,688       113,238
                                                          ---------        ---------      -----------     ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments .............................    173,227           53,378          438,073       133,668
  Policy Loans .........................................     (1,521)            (147)          (8,294)         (161)
  Policy Loan Repayments and Interest ..................          0                0              953         2,032
  Surrenders, Withdrawals and Death Benefits ...........   (121,301)            (283)         (48,648)       (1,701)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ..................................    104,866          301,982          399,484       643,159
                                                          ---------        ---------      -----------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ............................................    155,271          354,930          781,568       776,997
                                                          ---------        ---------      -----------     ---------
TOTAL INCREASE IN NET ASSETS ...........................    162,037          355,694        1,142,256       890,235

NET ASSETS
  Beginning of period ..................................    355,694                0          890,235             0
                                                          ---------        ---------      -----------     ---------
  End of period ........................................  $ 517,731        $ 355,694      $ 2,032,491     $ 890,235
                                                          =========        =========      ===========     =========


* Became available (Note 1)


                             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                           A21




                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
          DREYFUS                   FRANKLIN TEMPLETON               FRANKLIN TEMPLETON
         SMALL CAP                      INTERNATIONAL                DEVELOPING MARKETS
         PORTFOLIO                          FUND                             FUND
-----------------------------    ------------------------------   -----------------------------
   FOR THE     FOR THE PERIOD      FOR THE      FOR THE  PERIOD      FOR THE     FOR THE PERIOD
 YEAR ENDED    JULY 1, 1998*      YEAR ENDED    JULY 1, 1998*       YEAR ENDED    JULY 1, 1998*
DECEMBER 31,    TO DECEMBER      DECEMBER 31,    TO DECEMBER       DECEMBER 31,   TO DECEMBER
    1999         31, 1998            1999          31, 1998           1999          31, 1998
-------------  ---------------   -------------  --------------    -------------     ----------

 $     (6,970) $        (1,558)  $       8,449        $   (499)   $       1,036     $     (197)
            0           15,555          40,748               0                0              0
       (4,526)          (4,972)         (7,657)         (1,543)          (2,270)          (596)
      460,563          123,615          88,457          14,401          114,745         22,483
-------------  ---------------   -------------  --------------    -------------     ----------

      449,067          132,640         129,997          12,359          113,511         21,690
-------------  ---------------   -------------  --------------    -------------     ----------


      589,654          214,097         221,240          75,071           98,906         26,331
       (8,178)            (243)         (2,054)           (328)          (1,052)           (37)
          953                0              16               0              331              0
      (56,888)            (807)        (24,939)           (237)         (25,545)             0

      318,646          958,721         105,806         300,233           56,160        118,552
-------------  ---------------   -------------  --------------    -------------     ----------


      844,187        1,171,768         300,069         374,739          128,800        144,846
-------------  ---------------   -------------  --------------    -------------     ----------
    1,293,254        1,304,408         430,066         387,098          242,311        166,536


    1,304,408                0         387,098               0          166,536              0
-------------  ---------------   -------------  --------------    -------------     ----------
 $  2,597,662  $     1,304,408   $     817,164  $      387,098    $     408,847     $  166,536
=============  ===============   =============  ==============    =============     ==========

                                              A22

                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                           --------------------------------------------------------------------
                                                             PRUDENTIAL        PRUDENTIAL
                                                             DIVERSIFIED       HIGH YIELD       PRUDENTIAL         PRUDENTIAL
                                                                BOND             BOND         EQUITY INCOME     JENNISON GROWTH
                                                              PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                           ----------------    ----------    ----------------   ---------------
                                                           FOR THE PERIOD       FOR THE       FOR THE PERIOD        FOR THE
                                                           FEBRUARY 1, 1999*   YEAR ENDED    FEBRUARY 1, 1999*     YEAR ENDED
                                                             TO DECEMBER        DECEMBER        TO DECEMBER         DECEMBER
                                                              31, 1999          31, 1999         31, 1999           31, 1999
                                                           ----------------    ----------    ----------------   ---------------

OPERATIONS
  Net investment income (loss) ...........................     $      (118)   $    (1,925)       $        86        $    (4,421)
  Capital gains distributions received ...................              77              0                570            137,237
  Realized gain (loss) on shares redeemed ................            (129)        (1,401)               (18)              (459)
  Net change in unrealized gain (loss) on investments ....            (277)           727               (410)           666,183
                                                               -----------    -----------        -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS ..............................            (447)        (2,599)               228            798,540
                                                               -----------    -----------        -----------        -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments ...............................           7,942        250,352              3,686            890,625
  Policy Loans ...........................................               0              0                  0            (10,416)
  Policy Loan Repayments and Interest ....................               0              0                  0                  0
  Surrenders, Withdrawals and Death Benefits .............          (4,100)          (101)               (56)           (53,253)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ....................................          27,970        755,327              1,950          2,509,781
                                                               -----------    -----------        -----------        -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................................          31,812      1,005,578              5,580          3,336,737
                                                               -----------    -----------        -----------        -----------

TOTAL INCREASE IN NET ASSETS                                        31,365      1,002,979              5,808          4,135,277

NET ASSETS
  Beginning of period ....................................               0              0                  0                  0
                                                               -----------    -----------        -----------        -----------
  End of period ..........................................     $    31,365    $ 1,002,979        $     5,808        $ 4,135,277
                                                               ===========    ===========        ===========        ===========

* Became available (Note 1)

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                               A23


                                       SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------
                   AMERICAN        AMERICAN          AMERICAN              DREYFUS
   PRUDENTIAL       CENTURY       CENTURY VP          CENTURY            DISCIPLINED          JP MORGAN
     GLOBAL       VP BALANCED    INTERNATIONAL        VP VALUE              STOCK                BOND
    PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO            PORTFOLIO            PORTFOLIO
  -----------     -----------    -------------   -----------------    -----------------      -----------
     FOR THE        FOR THE         FOR THE        FOR THE PERIOD         FOR THE              FOR THE
   YEAR ENDED     YEAR ENDED      YEAR ENDE      FEBRUARY 1, 1999*    FEBRUARY 1, 1999*       YEAR ENDED
    DECEMBER       DECEMBER         DECEMBER        TO DECEMBER         TO DECEMBER            DECEMBER
    31, 1999       31, 1999         31, 1999         31, 1999            31, 1999              31, 1999
  -----------     -----------    -------------   -----------------    -----------------      -----------


  $    (1,139)       $     37      $       (58)       $      (107)            $      95       $     709
        2,117           1,127                0                962                     0              33
          314            (308)              40               (396)                    7             (16)
      288,920           3,389           12,413             (6,954)                1,409            (623)
  -----------        --------      -----------        -----------             ---------       ---------



      290,212           4,245           12,395             (6,495)                1,511             103
  -----------        --------      -----------        -----------             ---------       ---------



      264,610          64,223           25,767            103,008                10,386          47,480
       (3,608)              0                0                  0                     0               0
            0               0                0                  0                     0               0
      (11,332)              0             (715)            (1,343)                    0             (14)

      645,878               0               50             (1,437)                2,281             (21)
  -----------        --------      -----------        -----------             ---------       ---------



      895,548          64,223           25,102            100,228                12,667          47,445
  -----------        --------      -----------        -----------             ---------       ---------

    1,185,760          68,468           37,497             93,733                14,178          47,548


            0               0                0                  0                     0               0
  -----------        --------      -----------        -----------             ---------       ---------
  $ 1,185,760        $ 68,468      $    37,497        $    93,733             $  14,178       $  47,548
  ===========        ========      ===========        ===========             =========       =========


                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                A24



                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                        SUBACCOUNTS
                                                             -------------------------------------------------------------------
                                                                               JP MORGAN         JP MORGAN           MFS
                                                              JP MORGAN      INTERNATIONAL         SMALL          EMERGING
                                                               EQUITY        OPPORTUNITIES        COMPANY          GROWTH
                                                              PORTFOLIO        PORTFOLIO         PORTFOLIO         SERIES
                                                             ----------      -------------       ----------    -----------------
                                                               FOR THE          FOR THE           FOR THE        FOR THE PERIOD
                                                             YEAR ENDED       YEAR ENDED         YEAR ENDED    FEBRUARY 1, 1999*
                                                              DECEMBER         DECEMBER           DECEMBER        TO DECEMBER
                                                              31, 1999         31, 1999           31, 1999         31, 1999
                                                             ----------      -------------       ----------    -----------------
OPERATIONS
  Net investment income (loss)                              $     2,659      $       604        $       (54)         $       (38)
  Capital gains distributions received                               97                0                706                    0
  Realized gain (loss) on shares redeemed                           (92)              (3)               (32)                  (2)
  Net change in unrealized gain (loss) on investments               634            2,980              9,533                7,153
                                                            -----------      -----------        -----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       3,298            3,581             10,153                7,113
                                                            -----------      -----------        -----------          -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments                                       39,867           16,482             26,913                8,406
  Policy Loans                                                        0                0                  0                    0
  Policy Loan Repayments and Interest                                 0                0                  0                    0
  Surrenders, Withdrawals and Death Benefits                       (709)            (511)            (1,281)                   0
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option                                               218              (11)              (133)               3,230
                                                            -----------      -----------        -----------          -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS                                                      39,376           15,960             25,499               11,636
                                                            -----------      -----------        -----------          -----------

TOTAL INCREASE IN NET ASSETS                                     42,674           19,541             35,652               18,749

NET ASSETS:
  Beginning of period                                                 0                0                  0                    0
                                                            -----------      -----------        -----------          -----------
  End of period                                             $    42,674      $    19,541        $    35,652          $    18,749
                                                            ===========      ===========        ===========          ===========

* Became available (Note 1)


                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                          A25


                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE        T. ROWE PRICE            ALLIANCE        PRUDENTIAL SMALL                       T. ROWE PRICE
     MID-CAP             NEW AMERICA             PREMIER         CAPITALIZATION          MFS              EQUITY
     GROWTH               GROWTH                 GROWTH              STOCK                BOND             INCOME
    PORTFOLIO             PORTFOLIO            PORTFOLIO           PORTFOLIO             SERIES           PORTFOLIO
------------------     -----------------  ------------------   ----------------    ----------------    --------------
  FOR THE PERIOD        FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD       FOR THE PERIOD    FOR THE PERIOD
 FEBRUARY 1, 1999*     FEBRUARY 1, 1999*   FEBRUARY 1, 1999*     APRIL 5, 1999*     APRIL 5, 1999*     APRIL 5, 1999*
   TO DECEMBER           TO DECEMBER         TO DECEMBER          TO DECEMBER         TO DECEMBER       TO DECEMBER
    31, 1999               31, 1999           31, 1999             31, 1999            31, 1999           31, 1999
------------------     -----------------  ------------------   ----------------    ----------------    --------------


       $        64           $   102,129         $       228        $    (1,953)        $     6,789        $   127,177
                 0                     0                   0              3,586                 726                  0
                33                (3,716)                (64)             2,963              (3,033)            (6,037)
             1,480                22,549               5,929             92,694             (29,354)          (264,540)
       -----------           -----------         -----------        -----------         -----------        -----------

             1,577               120,962               6,093             97,290             (24,872)          (143,400)
       -----------           -----------         -----------        -----------         -----------        -----------


             5,446               560,447              15,003            188,412             321,314            334,068
                 0                     0                   0                  0                   0             (3,768)
                 0                     0                   0                  0                   0                  0
                 0               (18,304)             (1,186)                 0             (10,548)            (5,710)

             1,763             1,251,885              15,895            521,703             832,994          2,345,816
       -----------           -----------         -----------        -----------         -----------        -----------



             7,209             1,794,028              29,712            710,115           1,143,760          2,670,406
       -----------           -----------         -----------        -----------         -----------        -----------

             8,786             1,914,990              35,805            807,405           1,118,888          2,527,006


                 0                     0                   0                  0                   0                  0
       -----------           -----------         -----------        -----------         -----------        -----------
       $     8,786           $ 1,914,990         $    35,805        $   807,405         $ 1,118,888        $ 2,527,006
       ===========           ===========         ===========        ===========         ===========        ===========



                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                          A26


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABALE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2



STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                     SUBACCOUNTS
                                                         -------------------------------------------------------------------
                                                           NEUBERGER &
                                                             BERMAN           JANUS                                MFS
                                                               AMT          WORLDWIDE       WARBURG PINCUS        GLOBAL
                                                            PARTNERS         GROWTH          FIXED INCOME       GOVERNMENT
                                                            PORTFOLIO       PORTFOLIO         PORTFOLIO           SERIES
                                                         --------------   --------------   --------------     --------------
                                                         FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD     FOR THE PERIOD
                                                         APRIL 5, 1999*   APRIL 5, 1999*  APRIL 5,   1999*    APRIL 5, 1999*
                                                          TO DECEMBER      TO DECEMBER       TO DECEMBER        TO DECEMBER
                                                            31, 1999         31, 1999          31, 1999          31, 1999
                                                         --------------   --------------   --------------     --------------
OPERATIONS
  Net investment income (loss) ......................    $       (1,982)  $       (3,744)  $         (134)    $         (658)
  Capital gains distributions received ..............                 0                0                0                  0
  Realized gain (loss) on shares redeemed ...........              (259)           2,931          (15,654)               764
  Net change in unrealized gain (loss) on investments           (10,787)       1,337,701                0              3,862
                                                         --------------   --------------   --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................           (13,028)       1,336,888          (15,788)             3,968
                                                         --------------   --------------   --------------     --------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments ..........................           315,772          920,193          202,984             86,162
  Policy Loans ......................................                 0          (10,523)               0                  0
  Policy Loan Repayments and Interest ...............                 0                0                0                  0
  Surrenders, Withdrawals and Death Benefits ........                 0          (59,317)               0                  0
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ...............................           492,062        2,605,476         (187,196)           348,265
                                                         --------------   --------------   --------------     --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS .........................................           807,834        3,455,829           15,788            434,427
                                                         --------------   --------------   --------------     --------------
TOTAL INCREASE IN NET ASSETS ........................           794,806        4,792,717                0            438,395

NET ASSETS
  Beginning of period ...............................                 0                0                0                  0
                                                         --------------   --------------   --------------     --------------
  End of period .....................................    $      794,806   $    4,792,717   $            0     $      438,395
                                                         ==============   ==============   ==============     ==============





* Became available (Note 1)

                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                           A27

                        NOTES TO FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    THE PRUDENTIAL VARIABLE LIFE ACCOUNT GI-2
                                DECEMBER 31, 1999

NOTE 1:  GENERAL

         The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred thirty-six subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to twenty of the subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant." Group Variable Universal Life insurance contracts became available to Participants on July 1, 1998.

         The following subaccount options became available on July 31, 1998:
         Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund and Franklin Templeton Developing Markets Fund.

         The following subaccount options became available on January 1, 1999:
         Prudential High Yield Bond Portfolio, Prudential Jennison Growth Portfolio, Prudential Global Portfolio, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolio and JP Morgan Small Company Portfolio.

         The following subaccount options became available on February 1, 1999:
         Prudential Diversified Bond Portfolio, Prudential Equity Income Portfolio, Dreyfus Disciplined Stock Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio and Alliance Premier Growth Portfolio.

         The following subaccount options became available on April 5, 1999:
         Prudential Small Capitalization Stock Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio and MFS Global Government Portfolio.

         Warburg Pincus Fixed Income Portfolio became available on April 5, 1999. At December 31, 1999 there were no balances pertaining to the Warburg Pincus Fixed Income Portfolio in the Account.



NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

         Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.


         Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

         Accrued Expenses Payable to The Prudential Insurance Company of America--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

                                      A28

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

         The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:


                                                                                                     NEUBERGER &
                                         PRUDENTIAL     PRUDENTIAL       PRUDENTIAL                     BERMAN
                                           MONEY        FLEXIBLE          STOCK       PRUDENTIAL    AMT LIMITED
                                           MARKET        MANAGED          INDEX         EQUITY      MATURITY BOND
                                         PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):        404,215         46,919        210,132         53,707         18,624
         Net asset value per share       $    10.00     $    17.64     $    44.45     $    28.90     $    13.24
         Cost:                           $4,042,159     $  792,823     $8,353,668     $1,634,562     $  250,403


                                                                                                      FRANKLIN
                                           KEMPER                        DREYFUS       FRANKLIN      TEMPLETON
                                           SERIES          MFS            SMALL        TEMPLETON     DEVELOPING
                                         HIGH YIELD      RESEARCH          CAP       INTERNATIONAL     MARKETS
                                          PORTFOLIO       SERIES        PORTFOLIO        FUND            FUND
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):        451,835         87,113         39,170         36,938         52,841
         Net asset value per share       $     1.15     $    23.34     $    66.34     $    22.13     $     7.74
         Cost:                           $  527,730     $1,563,220     $2,014,410     $  714,598     $  271,762


                                         PRUDENTIAL     PRUDENTIAL                     PRUDENTIAL
                                         DIVERSIFIED    HIGH YIELD     PRUDENTIAL       JENNISON     PRUDENTIAL
                                            BOND           BOND       EQUITY INCOME      GROWTH        GLOBAL
                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          2,865        133,421            297        127,714         38,287
         Net asset value per share       $    10.95     $     7.52     $    19.52     $    32.39     $    30.98
         Cost:                           $   31,653     $1,002,601     $    6,220     $3,470,493     $  897,224


                                          AMERICAN       AMERICAN       AMERICAN        DREYFUS
                                          CENTURY       CENTURY VP      CENTURY       DISCIPLINED    JP MORGAN
                                         VP BALANCED   INTERNATIONAL    VP VALUE         STOCK          BOND
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          8,792          3,000         15,759            526          4,231
         Net asset value per share       $     7.79     $    12.50     $     5.95     $    26.92     $    11.24
         Cost:                           $   65,103     $   25,097     $  100,721     $   12,774     $   48,188


                                                                                                       T. ROWE
                                                        JP MORGAN       JP MORGAN         MFS           PRICE
                                          JP MORGAN    INTERNATIONAL      SMALL        EMERGING        MID-CAP
                                            EQUITY     OPPORTUNITIES     COMPANY        GROWTH         GROWTH
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          2,460          1,413          2,131            494            503
         Net asset value per share       $    17.35     $    13.83     $    16.73     $    37.94     $    17.46
         Cost:                           $   42,055     $   16,568     $   26,132     $   11,602     $    7,308


                                                       A29

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
           (CONTINUED)


                                                                SUBACCOUNTS (CONTINUED)
                                         ----------------------------------------------------------------------
                                            T. ROWE                     PRUDENTIAL                     T. ROWE
                                             PRICE       ALLIANCE         SMALL                         PRICE
                                         NEW AMERICAN    PREMIER      CAPITALIZATION      MFS           EQUITY
                                            GROWTH        GROWTH          STOCK          BOND           INCOME
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):         73,171            885         49,702        102,404        134,966
         Net asset value per share       $    26.18     $    40.45     $    16.25     $    10.93     $    18.73
         Cost:                           $1,893,087     $   29,889     $  714,975     $1,148,637     $2,792,467


                                                          SUBACCOUNTS (CONTINUED)
                                         ---------------------------------------------------------
                                           NEUBERGER &                   WARBURG
                                            BERMAN         JANUS         PINCUS           MFS
                                              AMT        WORLDWIDE        FIXED         GLOBAL
                                           PARTNERS       GROWTH         INCOME        GOVERNMENT
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES
                                         ----------     ----------     ----------     ----------
         Number of shares (rounded):         40,482        100,402              0         43,723
         Net asset value per share       $    19.64     $    47.75     $        0     $    10.03
         Cost:                           $  805,868     $3,456,528     $        0     $  434,686



NOTE 4:  PARTICIPANT UNIT INFORMATION

         Outstanding Participant units, unit values and total value of Participant equity at December 31, 1999 were as follows:


                                                                           SUBACCOUNTS
                                          ----------------------------------------------------------------------
                                                                                                     NEUBERGER &
                                          PRUDENTIAL    PRUDENTIAL      PRUDENTIAL                     BERMAN
                                           MONEY         FLEXIBLE         STOCK       PRUDENTIAL     AMT LIMITED
                                           MARKET         MANAGED         INDEX         EQUITY      MATURITY BOND
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding
           (rounded):                         379,106         75,005        705,174        137,983         24,124
         Unit Value (rounded):           $    10.66     $    11.03     $    13.24     $    11.24     $    10.22
         TOTAL PARTICIPANT EQUITY:       $4,040,725     $  827,348     $9,337,036     $1,551,594     $  246,498


                                                                   SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------
                                                                                                      FRANKLIN
                                             KEMPER                       DREYFUS      FRANKLIN       TEMPLETON
                                             SERIES          MFS           SMALL       TEMPLETON      DEVELOPING
                                           HIGH YIELD      RESEARCH         CAP       INTERNATIONAL    MARKETS
                                           PORTFOLIO        SERIES       PORTFOLIO        FUND           FUND
                                           ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding:
           (rounded):                         52,964        154,992        210,114         70,501         26,144
         Unit Value (rounded):            $     9.78     $    13.11     $    12.36     $    11.59     $    15.64
         TOTAL PARTICIPANT EQUITY:        $  517,731     $2,032,491     $2,597,662     $  817,164     $  408,847


                                                                    SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------
                                          PRUDENTIAL      PRUDENTIAL                   PRUDENTIAL
                                          DIVERSIFIED     HIGH YIELD    PRUDENTIAL      JENNISON      PRUDENTIAL
                                            BOND            BOND      EQUITY INCOME      GROWTH        GLOBAL
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding
           (rounded):                          3,176         97,556            521        311,155         82,663
         Unit Value (rounded):           $     9.88     $    10.28     $    11.14     $    13.29     $    14.34
         TOTAL PARTICIPANT EQUITY:       $   31,365     $1,002,979     $    5,808     $4,135,277     $1,185,760

                                                          A30


                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                              AMERICAN       AMERICAN       AMERICAN       DREYFUS
                                               CENTURY      CENTURY VP      CENTURY      DISCIPLINED     JP MORGAN
                                             VP BALANCED  INTERNATIONAL    VP VALUE         STOCK           BOND
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
         Participant Units Outstanding:
           (rounded)                             6,337          2,445          9,283          1,221          4,827
         Unit Value (rounded):              $    10.80     $    15.34     $    10.10     $    11.61     $     9.85
         TOTAL PARTICIPANT EQUITY:          $   68,468     $   37,497     $   93,733     $   14,178     $   47,548



                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                                                                                           T. ROWE
                                                           JP MORGAN       JP MORGAN          MFS           PRICE
                                             JP MORGAN    INTERNATIONAL      SMALL         EMERGING        MID-CAP
                                              EQUITY      OPPORTUNITIES     COMPANY         GROWTH         GROWTH
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO        SERIES       PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
          Participant Units Outstanding:
            (rounded)                            3,672          1,478          2,534          1,124            694
          Unit Value (rounded):             $    11.62     $    13.22     $    14.07     $    16.68     $    12.66
          TOTAL PARTICIPANT EQUITY:         $   42,674     $   19,541     $   35,652     $   18,749     $    8,786


                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                               T. ROWE                   PRUDENTIAL                      T. ROWE
                                                PRICE       ALLIANCE        SMALL                         PRICE
                                            NEW AMERICAN    PREMIER     CAPITALIZATION      MFS           EQUITY
                                               GROWTH        GROWTH          STOCK          BOND          INCOME
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
          Participant Units Outstanding:
            (rounded)                            169,786        2,937         67,090        115,232         258,511
          Unit Value (rounded):             $      11.28   $    12.19     $    12.03     $     9.71     $      9.78
          TOTAL PARTICIPANT EQUITY:         $  1,914,990   $   35,805     $  807,405     $1,118,888     $ 2,527,006


                                                            SUBACCOUNTS (CONTINUED)
                                            --------------------------------------------------------
                                             NEUBERGER &                   WARBURG
                                              BERMAN          JANUS        PINCUS            MFS
                                                AMT         WORLDWIDE       FIXED          GLOBAL
                                              PARTNERS       GROWTH        INCOME        GOVERNMENT
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO        SERIES
                                            -----------   -------------   ----------     -----------
          Participant Units Outstanding:
            (rounded)                             78,651      317,129              0         43,347
          Unit Value (rounded):             $      10.11   $    15.11     $        0     $    10.11
          TOTAL PARTICIPANT EQUITY:         $    794,806   $4,792,717     $        0     $  438,395

                                      A31

NOTE 5: CHARGES AND EXPENSES

     A.   Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets representing equity of participants in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

     B.   Transaction Related Charges

          There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

          o Surrenders and partial withdrawals -- Not to exceed the lesser of $20 or 2% of the amount received.

          o    Loans -- Not to exceed $20 for each loan made.

          o Transfers -- Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

          o Additional statement requests related to a participant's insurance -- Not to exceed $20 per statement.

     C.   Cost of Insurance Charges and Other Related Charges

          Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and
          (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 6: TAXES

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the periods ended December 31, 1999 and 1998 were as follows:


                                                                          SUBACCOUNTS
                                      ---------------------------------------------------------------------------
                                              PRUDENTIAL                PRUDENTIAL             PRUDENTIAL
                                                MONEY                    FLEXIBILE                STOCK
                                                MARKET                    MANAGED                 INDEX
                                              PORTFOLIO*                PORTFOLIO*              PORTFOLIO*
                                      ----------------------     ---------------------    -----------------------
                                         1999          1998         1999        1998        1999           1998
                                      ---------     --------     ---------    --------    ----------    ---------
        Participant Contributions:    $ 453,204     $ 23,681     $  54,334    $ 45,583    $  692,580    $ 137,804
        Participant Redemptions:      $ (96,770)    $ (1,009)    $ (19,911)   $ (5,001)   $ (114,529)   $ (10,681)


                                                                 SUBACCOUNTS (CONTINUED)
                                       ---------------------------------------------------------------------------
                                                                       NEUBERGER &
                                                                         BERMAN                 KEMPER
                                             PRUDENTIAL                AMT LIMITED              SERIES
                                               EQUITY                 MATURITY BOND            HIGH YIELD
                                             PORTFOLIO*                PORTFOLIO*              PORTFOLIO*
                                      ----------------------     --------------------     -----------------------
                                         1999          1998        1999         1998          1999         1998
                                      ---------     --------     ---------    --------    ----------    ---------
        Participant Contributions:    $  86,324     $ 87,843     $ 16,483     $ 17,321     $  46,425    $  40,569
        Participant Redemptions:      $ (29,080)    $ (7,104)    $ (8,144)    $ (1,536)    $ (30,466)   $  (3,564)

* See Footnote #1 for Dates of Availability

                                              A32


                                                   SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------
                                                                        DREYFUS
                                                MFS                      SMALL
                                             RESEARCH                     CAP
                                              SERIES*                  PORTFOLIO*
                                      ----------------------     ---------------------
                                         1999         1998          1999        1998
                                      ---------     --------     ---------    --------
        Participant Contributions:    $ 107,972     $ 90,308     $ 136,497    $ 143,602
        Participant Redemptions:      $ (36,821)    $ (6,467)    $ (55,763)   $ (14,222)


                                                     SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------
                                                                       FRANKLIN
                                             FRANKLIN                 TEMPLETON
                                             TEMPLETON                DEVELOPING
                                           INTERNATIONAL                MARKETS
                                                FUND*                    FUND*
                                      ----------------------     ---------------------
                                         1999          1998          1999        1998
                                      ---------      --------     ---------    --------
        Participant Contributions:    $  47,967      $ 45,363     $ 17,497     $ 17,730
        Participant Redemptions:      $ (18,447)     $ (4,382)    $ (7,612)    $ (1,471)


                                                             SUBACCOUNTS (CONTINUED)
                                     ------------------------------------------------------------------
                                     PRUDENTIAL     PRUDENTIAL                  PRUDENTIAL
                                     DIVERSIFIED    HIGH YIELD    PRUDENTIAL     JENNISON    PRUDENTIAL
                                         BOND          BOND      EQUITY INCOME    GROWTH       GLOBAL
                                      PORTFOLIO*    PORTFOLIO*     PORTFOLIO*   PORTFOLIO*   PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  4,056      $ 113,378     $    616      $ 335,899    $   89,688
        Participant Redemptions:      $   (880)     $ (15,822)    $    (95)     $ (24,744)   $   (7,025)


                                                          SUBACCOUNTS (CONTINUED)
                                     -------------------------------------------------------------------
                                       AMERICAN     AMERICAN      AMERICAN      DREYFUS
                                       CENTURY     CENTURY VP     CENTURY     DISCIPLINED   JP MORGAN
                                     VP BALANCED INTERNATIONAL    VP VALUE       STOCK         BOND
                                     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*   PORTFOLIO*   PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  9,208      $  3,097      $  12,833     $  1,603     $  5,809
        Participant Redemptions:      $ (2,871)     $   (652)     $  (3,550)    $   (382)    $   (982)


                                                          SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------------------------
                                                                                              T. ROWE
                                                   JP MORGAN     JP MORGAN       MFS           PRICE
                                      JP MORGAN  INTERNATIONAL     SMALL       EMERGING       MID-CAP
                                        EQUITY   OPPORTUNITIES    COMPANY       GROWTH        GROWTH
                                      PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     SERIES*      PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  5,746      $   1,739     $   3,682     $  1,538     $    871
        Participant Redemptions:      $ (2,074)     $    (261)    $  (1,148)    $   (414)    $   (177)


                                                          SUBACCOUNTS (CONTINUED)
                                     ------------------------------------------------------------------
                                       T. ROWE                    PRUDENTIAL                 T. ROWE
                                        PRICE       ALLIANCE        SMALL                     PRICE
                                     NEW AMERICAN   PREMIER     CAPITALIZATION    MFS         EQUITY
                                        GROWTH       GROWTH         STOCK         BOND        INCOME
                                      PORTFOLIO*   PORTFOLIO*     PORTFOLIO*     SERIES*     PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $ 186,125     $  3,754      $  76,878     $ 128,233   $  276,342
        Participant Redemptions:      $ (16,339)    $   (817)     $  (9,738)    $ (13,001)  $  (17,831)

* See Footnote #1 for Dates of Availability

                                                 A33


                                                   SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------
                                      NEUBERGER &                 WARBURG
                                        BERMAN       JANUS         PINCUS        MFS
                                          AMT      WORLDWIDE        FIXED       GLOBAL
                                       PARTNERS      GROWTH         INCOME    GOVERNMENT
                                      PORTFOLIO*   PORTFOLIO*     PORTFOLIO*    SERIES*
                                      ---------     --------      ---------     --------
                                         1999          1999          1999         1999
                                      ---------     --------      ---------     --------

        Participant Contributions:    $  83,052     $  342,726    $  43,848     $  51,537
        Participant Redemptions:      $  (4,401)    $  (25,597)   $ (43,848)    $  (8,190)

NOTE 8: PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund or the non-Prudential administered funds for the year ended December 31, 1999 were as follows:


                                                                       SUBACCOUNTS
                                      ---------------------------------------------------------------------
                                                                                               NEUBERGER &
                                       PRUDENTIAL    PRUDENTIAL    PRUDENTIAL                    BERMAN
                                         MONEY       FLEXIBLE       STOCK       PRUDENTIAL     AMT LIMITED
                                         MARKET       MANAGED       INDEX         EQUITY      MATURITY BOND
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  4,714,999  $   574,750   $ 8,353,801   $   916,764    $   167,349
        Sales:                        $ (1,016,966) $  (210,859)  $(1,380,979)  $  (310,791)   $   (82,596)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                                                                              FRANKLIN
                                          KEMPER                    DREYFUS      FRANKLIN     TEMPLETON
                                          SERIES         MFS         SMALL       TEMPLETON    DEVELOPING
                                        HIGH YIELD    RESEARCH         CAP     INTERNATIONAL    MARKETS
                                        PORTFOLIO*     SERIES*     PORTFOLIO*      FUND*          FUND*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  452,142    $ 1,189,402   $ 1,432,848   $  485,520     $ 219,931
        Sales:                        $ (296,871)   $  (407,834)  $  (588,662)  $ (185,451)    $ (91,131)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                       PRUDENTIAL    PRUDENTIAL                 PRUDENTIAL
                                       DIVERSIFIED   HIGH YIELD   PRUDENTIAL     JENNISON      PRUDENTIAL
                                          BOND          BOND    EQUITY INCOME     GROWTH         GLOBAL
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  40,449     $ 1,165,905   $  6,626      $ 3,612,218    $  977,382
        Sales:                        $ (8,637)     $  (160,327)  $ (1,046)     $  (275,482)   $  (81,834)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                        AMERICAN      AMERICAN     AMERICAN     DREYFUS
                                        CENTURY      CENTURY VP    CENTURY     DISCIPLINED     JP MORGAN
                                       VP BALANCED INTERNATIONAL   VP VALUE       STOCK           BOND
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $   93,336    $  32,164     $  137,698    $  16,785      $ 57,131
        Sales:                        $  (29,113)   $  (7,061)    $  (37,470)   $  (4,118)     $ (9,686)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                                                                                 T. ROWE
                                                    JP MORGAN      JP MORGAN        MFS           PRICE
                                       JP MORGAN  INTERNATIONAL      SMALL       EMERGING        MID-CAP
                                         EQUITY   OPPORTUNITIES     COMPANY       GROWTH         GROWTH
                                       PORTFOLIO*   PORTFOLIO*     PORTFOLIO*     SERIES*       PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  61,636     $  18,853     $  37,629     $  16,273      $  9,230
        Sales:                        $ (22,260)    $  (2,892)    $ (12,130)    $  (4,637)     $ (2,022)


* See Footnote #1 for Dates of Availability

                                                     A34


                                                           SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------------
                                         T. ROWE                  PRUDENTIAL                   T. ROWE
                                          PRICE      ALLIANCE       SMALL                       PRICE
                                       NEW AMERICAN  PREMIER    CAPITALIZATION     MFS          EQUITY
                                         GROWTH       GROWTH        STOCK          BOND         INCOME
                                       PORTFOLIO*   PORTFOLIO*    PORTFOLIO*      SERIES*      PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $ 1,963,741   $  38,407     $  818,974    $ 1,270,214    $ 2,849,371
        Sales:                        $  (169,713)  $  (8,695)    $ (108,859)   $  (126,454)   $  (178,966)


                                                      SUBACCOUNTS (CONTINUED)
                                      -----------------------------------------------------
                                       NEUBERGER &                 WARBURG
                                        BERMAN        JANUS         PINCUS          MFS
                                          AMT       WORLDWIDE       FIXED         GLOBAL
                                        PARTNERS      GROWTH        INCOME      GOVERNMENT
                                       PORTFOLIO*   PORTFOLIO*    PORTFOLIO*      SERIES*
                                      ------------  -----------   -----------   -----------
        Purchases:                    $  851,634    $ 3,752,576   $  437,125    $  517,340
        Sales:                        $  (43,801)   $  (296,747)  $ (420,939)   $  (82,913)


* See Footnote #1 for Dates of Availability

                                                          A35

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants of the Group Variable Universal Life Subaccounts of The Prudential Variable Contract Account GI-2 and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund, Franklin Templeton Developing Markets Fund, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Equity Income Portfolio, Prudential Jennison Growth Portfolio, Prudential Global Portfolio, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, Dreyfus Disciplined Stock Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolios, JP Morgan Small Company Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio, Alliance Premier Growth Portfolio, Prudential Small Capitalization Stock Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio, Warburg Pincus Fixed Income Portfolio and MFS Global Government Series) of the Prudential Variable Contract Account GI-2 at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for the periods ended December 31, 1999 and 1998 (see Note 1 of the accompanying financial statements), in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 17, 2000

                                       A36

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51

PROSPECTUS
May 1, 2000

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE INSURANCE

This document is a prospectus. It tells you about GROUP VARIABLE UNIVERSAL LIFE INSURANCE contracts offered by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") for insurance programs that are sponsored by groups.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under a Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant. Certain Group Contracts may also permit a Participant to apply for separate insurance coverage for his or her dependents.

The Group Contracts and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals and loans are available but certain rules and limits apply to how they work.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because they describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 47. It's easy to recognize a defined term--we capitalize them.

A WORD ABOUT REPLACING YOUR LIFE INSURANCE. You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage--either by asking for a new policy or by buying additional insurance--than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE FUNDS UNDER THE GROUP PROGRAM THAT WILL BE AVAILABLE TO YOU. FOR SOME GROUP CONTRACTS, THIS PROSPECTUS WILL BE ACCOMPANIED BY A SUPPLEMENT THAT DESCRIBES THE UNIQUE FEATURES OF THE GROUP CONTRACT AND CERTIFICATES. FOR THOSE GROUP CONTRACTS, THE PROSPECTUS AND THE SUPPLEMENT TOGETHER PROVIDE ALL THE INFORMATION YOU NEED TO KNOW ABOUT GROUP VARIABLE UNIVERSAL LIFE INSURANCE, AND YOU SHOULD READ THEM TOGETHER.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Prudential Insurance Company of America
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874

The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

GL.2000.115

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (called the "Separate Account") has 129 variable investment options. We call each option a "Subaccount." We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. (called the "Series Fund") or in certain other mutual fund portfolios. When we refer to "Funds" in this prospectus, we mean all or any of these funds.

We will permit each Group Contractholder to choose up to 20 of these Funds. The Series Fund Money Market Portfolio must be one of the selected Funds. Generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

You may then choose as investment options from among the Funds selected by your Group Contractholder. You may also choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.

We describe the Funds chosen by your Group Contractholder briefly in the section called "The Funds" that appears in the accompanying statement. We will send you a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

                               TABLE OF CONTENTS

                                                                           PAGE

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE...................    1

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.................    7

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE CONTRACT
ACCOUNT GI-2..............................................................    8
            The Prudential Insurance Company of America...................    8
            The Prudential Variable Contract Account GI-2.................    9
            The Funds.....................................................    9
            The Fixed Account.............................................   10

DETAILED INFORMATION ABOUT THE CERTIFICATES...............................   10
            How Prudential Issues Certificates............................   10
            A "Free Look" Period..........................................   11
            Procedures....................................................   12
            Premiums......................................................   12
            Effective Date of Insurance...................................   13
            How Prudential Will Deposit and Invest Premium Payments.......   14
            How You Can Change the Way Prudential Allocates
               Future Premium Payments....................................   14
            How You Can Transfer Amounts in Your Certificate Fund
               from One Investment Option to Another......................   15
            Dollar Cost Averaging.........................................   15
            Death Benefits................................................   16
            Changes in Face Amount........................................   18
            Charges and Expenses..........................................   19
            Reduction of Charges..........................................   23
            Dividends or Experience Credits...............................   23
            Cash Surrender Value..........................................   23
            Full Surrenders...............................................   24
            Paid-up Coverage..............................................   25
            Partial Withdrawals...........................................   25
            Loans.........................................................   26
            Telephone and Electronic Transactions.........................   27
            Lapse.........................................................   27
            Termination of a Group Contractholder's Participation in the
                Group Contract............................................   28
            Participants Who Are No Longer Eligible Group Members.........   28
            Options on Termination of Coverage............................   29
            Reinstatement.................................................   30
            Tax Treatment of Certificate Benefits.........................   31
            ERISA Considerations..........................................   34
            When Proceeds Are Paid........................................   36

            Beneficiary...................................................   37
            Incontestability..............................................   37
            Misstatement of Age...........................................   37
            Suicide Exclusion.............................................   37
            Modes of Settlement...........................................   37
            Assignment....................................................   39
            Applicant Owner Provision.....................................   39
            Voting Rights.................................................   40
            Substitution of Fund Shares...................................   41
            Additional Insurance Benefits.................................   41
            Reports.......................................................   42
            Sale of the Contract and Sales Commissions....................   43
            Ratings and Advertisements....................................   44
            Services Performed by Third Parties...........................   44
            State Regulation..............................................   44
            Experts.......................................................   45
            Litigation....................................................   45

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS......................   47

DIRECTORS AND OFFICERS OF PRUDENTIAL......................................   50

FINANCIAL STATEMENTS OF THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS
   OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2.......................    A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
   COMPANY OF AMERICA AND ITS SUBSIDIARIES.................................   B1

YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS AND THE ACCOMPANYING SUPPLEMENT. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about Group Variable Universal Life Insurance. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.

WHAT IS A GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is an insurance contract issued by Prudential to the group that sponsors the Group Variable Universal Life Insurance program. Often, the group that sponsors a program is an employer. Other groups, such as membership associations, may also sponsor programs.

The Group Contract states all the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. The Group Contract also says whether or not Eligible Group Members may also buy coverage for their dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will calculate the Death Benefit like this:

* The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.

See the DEATH BENEFITS section on page 16.

HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

* The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender MINUS any Certificate Debt and outstanding charges.

(Under the terms of some Group Contracts, Prudential is permitted to also deduct a charge for the surrender. The charge may be up to $20.)

See the CASH SURRENDER VALUE section on page 23.

WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. Prudential may also require you to pay a minimum initial premium.

If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.

See the PREMIUMS section on page 12.

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has Subaccounts. We invest the assets of each Subaccount in its corresponding Fund.

We permit each Group Contractholder to choose up to 20 of these Funds for the Group Contractholder's Participants to invest in. The Series Fund Money Market Portfolio must be one of the selected Funds. And generally, half of the Funds selected by the Group Contractholder must be from the Series Fund.

Instead of choosing Funds for itself, a Group Contractholder may ask Prudential to present it with one or more predetermined groups of Funds for the Group Contractholder's Participants to invest in.

We will not permit a Group Contractholder to substitute other Funds for Funds it has already selected (whether the Group Contractholder chose its own Funds or selected a predetermined group of Funds). But, if a Group Contractholder chooses fewer than 20 Funds, we will permit that Group Contractholder to select additional Funds.

You may invest only in the Funds chosen by your Group Contractholder and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 10.)

We recommend that the Group Contractholder get advice from an investment advisor when choosing the investment options for its Participants.

See THE FUNDS section in the accompanying supplement. Each Fund prospectus provides more detailed information about the specific Fund.

DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 10.

WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks and expenses.

All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 19. This chart briefly outlines the charges that may be made:

--------------------------------------------------------------------------------
      YOU MAKE A PREMIUM PAYMENT.
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     THEN, PRUDENTIAL DEDUCTS THESE CHARGES:

     * A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.6%, but some Group Contracts may permit a charge up to 5.35%. We reserve the right to increase this charge if the cost of our taxes related to premium payments increases. (In some states, this charge is known as a premium-based administrative charge.)

     * A PROCESSING CHARGE of up to $2. (Under some Group Contracts, this charge is waived.)

     * A SALES CHARGE of up to 3 1/2%. (Under some Group Contracts, this charge is waived.)
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     THE REMAINDER IS YOUR NET PREMIUM

     This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     DAILY CHARGES

     After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

     * A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected.

       Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

     * A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.
--------------------------------------------------------------------------------

                                       -

--------------------------------------------------------------------------------

     MONTHLY CHARGES

     Prudential deducts these charges from your Certificate Fund each month:

     * A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, this charge may be up to $3 per month. Prudential guarantees that it will not be more than $6 per month.

     * A CHARGE FOR THE COST OF INSURANCE.

     * A CHARGE FOR ANY ADDITIONAL INSURANCE BENEFITS not already included in the charge for the cost of insurance.

     Under some Group Contracts, Prudential may deduct these charges more or less frequently.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     POSSIBLE ADDITIONAL CHARGES

     Some Group Contracts may also permit Prudential to make the following

     TRANSACTION CHARGES:

     * When you use the DOLLAR COST AVERAGING feature.

     * When you ask Prudential to REALLOCATE the way your premium payments will be invested.

     * When you SURRENDER your Certificate Fund or when you make a WITHDRAWAL from it. The charge can be up to $20 or 2% of the amount you surrender or withdraw, whichever amount is less.

     * Each time you take a LOAN from your Certificate Fund. The charge may be up to $20.

     * Each time you request an ADDITIONAL STATEMENT about your Certificate Fund. The charge may be up to $20.

     * When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one.

     Also, Prudential has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account.
--------------------------------------------------------------------------------

CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?

Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 25 and the FULL SURRENDERS section on page 24.

With respect to purchases or sales involving the Subaccounts, we price transactions as of 4:00 p.m. Eastern time each Busines Day. Such transactions received in good order prior to 4:00 p.m. Eastern time on a given business Day will be priced as of that day.

CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

* The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

* The Loan Account earns interest at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.

HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

Each Group Contract has different rules. Under some Group Contracts, you may continue your insurance even though you are no longer part of the group. The charges for continued insurance may be higher.

You may also surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or convert the insurance to an individual life insurance policy.

See the OPTIONS ON TERMINATION OF COVERAGE section on page 29.

WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

* First, the Death Benefit is generally not included in the gross income of the beneficiary.

* Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

* Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income.

* Fourth, loans are not generally treated as distributions.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31. You should consult your tax advisor for guidance on your specific situation.

WHAT ARE THE FUNDS' CHARGES?

Information about the Funds' fees and expenses appear in THE FUNDS section of the accompanying supplement.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

In the accompanying supplement, we show you examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS."

GENERAL INFORMATION ABOUT:
*   PRUDENTIAL
*   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential"or the "Company") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Group Contractholders. The individuals covered under a group plan, such as the Participants under a Group Contract, generally would not be eligible to receive stock or other consideration from Prudential.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 129 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

THE FUNDS

Information about each Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager appears in the accompanying supplement.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW,

PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

THE FIXED ACCOUNT

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential may determine interest rates based on the contract year we receive the premium payments.

We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 15. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 36.

Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

DETAILED INFORMATION ABOUT THE CERTIFICATES

HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

COVERAGE ON THE LIFE OF A SPOUSE. Usually, the Eligible Group Member buys coverage on his or her own life. But, some Group Contracts allow an Eligible Group Member to also apply for coverage on his or her spouse's life. No matter whose life is covered, the Participant is the person who "owns" the right to make decisions about the coverage (for example, deciding who the beneficiary will be). When we use the term "Participant" or "you," we mean the person who owns those rights. When we use the term "Covered Person," we mean the person whose life is covered.

The Eligible Group Member is usually the Participant. But, under some Group Contracts, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant. See the ASSIGNMENT and APPLICANT OWNER PROVISION sections on pages 39 and 39.

Prudential will issue a Certificate to each Participant. Prudential will issue a separate Certificate for spouse coverage. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

MAXIMUM AGES. Generally, Prudential will not issue Certificates for a person who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these three options:

* You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.)

* You may use some or all of the Certificate Fund to buy Paid-up Coverage. See the PAID-UP COVERAGE section on page 25.

* You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance and for additional insurance benefits. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

Under some Group Contracts, coverage may end at an age less than 100. You should refer to your particular Certificate and Group Contract to learn when coverage under your Certificate will end.

A "FREE LOOK" PERIOD

Generally, you may return a Certificate for a refund within 10 days after you receive it. This 10-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 20 days after the Certificate Date, your premium payments will be invested in the Fixed Account (or, under some Group Contracts, in the Series Fund Money Market Portfolio). Prudential reserves the right to limit contributions and transactions during the free look period.

PROCEDURES

Each Group Contract has different procedures for how you will conduct transactions under your Group Variable Universal Life Insurance -- for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. Your Group Contractholder can tell you what those procedures are.

Under some Group Contracts, Participants will be required to make transactions through the Group Contractholder. Under other Group Contracts, Participants will be required to deal directly with Prudential. Either way, Prudential will consider enrollment forms, payments, orders and other documents to be "received" when Prudential receives them in good order.

WHEN PRUDENTIAL RECONCILES FINANCIAL TRANSACTIONS. Prudential usually reconciles financial transactions at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, premium payments, loan repayments, or withdrawals) cannot be completed until the next business day. Usually, this will result in a one-day delay in the movement of money from one investment option to another. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short term interest (`float`) earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund. Transfers among the Funds and dollar cost averaging are not subject to this possible delay.

PREMIUMS

ROUTINE PREMIUM PAYMENTS. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund -- minus Certificate Debt and outstanding charges -- to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse`). See the LAPSE section on page 27 to learn how your insurance will end and what you can do to stop it from ending.

Under some Group Contracts, you may also be required to pay a minimum initial premium to become a Participant. The minimum initial premium will vary for each Group Contract, but it will not be more than 50% of the Guideline Annual Premium. We define Guideline Annual Premium in the DEFINITIONS OF SPECIAL TERMS section on page 47.

ADDITIONAL PREMIUM PAYMENTS. In addition to routine premium payments, you may make additional premium payments at any time. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

HOW YOU WILL PAY PREMIUMS. Your Group Contractholder sets up the premium payment method. Some Participants will make payments through the Group Contractholder (who will pass them on to us). Other Participants will pay us directly. Monthly charges may be higher when premium payments are made directly to Prudential. See the CHARGES AND EXPENSES section on page 19.

DEDUCTING PREMIUMS FROM YOUR PAYCHECK. Some Group Contractholders might set up a way for you to make routine premium payments by deducting them from your paycheck. Each Group Contractholder's rules for paycheck deduction will be different and some may require your premium payment to meet a minimum before the automatic deduction will be allowed. If that's the case, you may still make premium payments below the minimum directly to Prudential.

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS. If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the month after the next month.

HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 19.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

* BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

* DURING THE FIRST 20 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 20 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 20 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected. (Under some Group Contracts, we would use the Series Fund Money Market Portfolio instead of the Fixed Account.)

* AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 20 DAYS. After your Certificate has been in effect for 20 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information. (Again, under some Group Contracts, we would use the Series Fund Money Market Portfolio, rather than the Fixed Account.)

HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order.

The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund -minus Certificate Debt and outstanding charges -- to cover each month's charges. See the LAPSE section on page 27.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER

You may transfer amounts from one investment option to another -- we do not limit the number of transfers between investment options. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

* The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

* The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

* We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

* We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential (or Prudential's designee) on the form we require you to use for this purpose. Prudential will give you a form to request a transfer.

Under some Group Contracts, if you make more than twelve transfers in a Certificate Year, Prudential may charge up to $20 for each transfer after the twelfth.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in good order by the tenth of a month, we will start DCA processing during the next month. If we receive it after the tenth day of a month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occurs:

* We have completed the designated number of transfers.

* The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

* Prudential receives your written request to end the DCA arrangement. (If we receive your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If we receive it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

* You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 15.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.

AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of insurance plus the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges.

ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would use one of two methods to increase the Death Benefit. Each Group Contract will use one method or the other.

Under the first method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to the following "corridor percentage" of the Certificate Fund based on your Attained Age:

 COVERED PERSON'S     CORRIDOR         COVERED PERSON'S      CORRIDOR
   ATTAINED AGE       PERCENTAGE       ATTAINED AGE          PERCENTAGE
------------------    ------------     -----------------     ------------
       0-40                250%                70                 115%
        41                 243                 71                 113
        42                 236                 72                 111
        43                 229                 73                 109
        44                 222                 74                 107
      -----           ---------        ------------          ---------
        45                 215                 75                 105
        46                 209                 76                 105
        47                 203                 77                 105
        48                 197                 78                 105
        49                 191                 79                 105
      -----           ---------        ------------          ---------
        50                 185                 80                 105
        51                 178                 81                 105
        52                 171                 82                 105
        53                 164                 83                 105
        54                 157                 84                 105
      -----           ---------        ------------          ---------
        55                 150                 85                 105
        56                 146                 86                 105
        57                 142                 87                 105
        58                 138                 88                 105
        59                 134                 89                 105
      -----           ---------        ------------          ---------
        60                 130                 90                 105
        61                 128                 91                 104
        62                 126                 92                 103
        63                 124                 93                 102
        64                 122                 94                 101
      -----           ---------        ------------          ---------
        65                 120                 95                 100
        66                 119                 96                 100
        67                 118                 97                 100
        68                 117                 98                 100
        69                 116                 99                 100

Under the second method, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the "Net Single Premium" per dollar of insurance for the Covered Person's Attained Age. For this purpose, we base the "Net Single Premium" on the 1980 CSO Table.

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Your beneficiary may receive the Death Benefit in the following ways:

* PRUDENTIAL'S ALLIANCE ACCOUNT. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential to issue a check instead.

* OTHER OPTIONS. Your beneficiary can arrange with Prudential for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living). See the MODES OF SETTLEMENT section on page 37.

CHANGES IN FACE AMOUNT

The rules for changing the Face Amount of insurance will be different for each Group Contract, depending on the options selected by the Group Contractholder and on Prudential's rules.

The Face Amount of insurance may increase or decrease. The increase or decrease may happen automatically, or when you ask. Here are some general statements about changes in your Face Amount of insurance. But you should read your Certificate to learn how changes work in your case.

INCREASES IN THE FACE AMOUNT OF INSURANCE

* Some Group Contracts allow Participants to ask for an increase in the Face Amount of insurance at certain times.

* Some Group Contracts provide for automatic increases in the Face Amount of insurance when a Participant's salary increases.

* Some Group Contracts may not allow increases at all.

* Whenever the Face Amount of insurance increases, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

* An increase in the Face Amount will result in higher monthly insurance charges because our net amount at risk will increase.

DECREASES IN THE FACE AMOUNT OF INSURANCE

* Some Group Contracts allow Participants to decrease the Face Amount of insurance at certain times.

* A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

* Some Group Contracts allow Prudential to automatically decrease the Face Amount when certain "triggering events" occur. "Triggering events" are events like reaching a certain age, retiring, or having a Certificate in effect for a certain number of years.

Generally, Prudential will make the automatic decrease at latest of: the Covered Person's 70th birthday, retirement, and the tenth Certificate Anniversary. We will calculate the amount of the deduction at the end of the first Business Day on or after the triggering event or receipt of your instructions to decrease the Face Amount. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes -- whether it increases or decreases -- the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31. You should consult your tax advisor before you change the Face Amount of your insurance.

CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your Certificate to learn what charges apply to you.

CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the charges listed below from each premium payment you make before we invest the payment in the investment options you selected.

1. CHARGE FOR TAXES ON PREMIUM PAYMENTS. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business or any other type of tax (or part of one) that is based on the amount of premium we receive.

   This charge is currently made up of two parts:

* The first part is for state and local premium taxes. Currently, it is 2.25% of the premium Prudential receives. For some Group Contracts, the charge may be up to 5%. (In some states, this charge is called a premium-based administrative charge.)

* The second part is for federal income taxes that are based on premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code.

  We may increase this charge if the cost of our taxes related to premiums is increased. During 1999, we received approximately $298,991 in charges for taxes on premium payments.

2. CHARGE FOR PROCESSING PREMIUMS. We may deduct up to $2 to cover the costs of collecting and processing premiums. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 23. During 1999, we received no charges for processing premiums.

3. CHARGE FOR SALES EXPENSES. We may deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. These costs include commissions, advertising, and publishing prospectuses and sales literature. The maximum sales charge is 3.5% of each premium payment. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 23. During 1999, we received no charges for sales expenses.

MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date. Under some Group Contracts, we may deduct them when we receive the premium payments from the Group Contractholder. But, we will never deduct them later than 45 days past the Monthly Deduction Date.

1. CHARGE FOR THE COST OF INSURANCE. We will deduct a charge for the cost of your insurance.

To calculate the cost of insurance charge, we multiply:

     your Certificate's "net amount at risk" by

     the "cost of insurance rate" for the Covered Person.

"Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

The "cost of insurance rate" is based on many factors, including:

* the Covered Person's age;

* the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

* the life expectancy of the people covered under your Group Contract;

* whether the Group Contractholder elected to buy any of the additional insurance benefits shown in the ADDITIONAL INSURANCE BENEFITS section on page 41;

* whether or not the Certificate is provided on a Portable basis; and

* the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. The cost of insurance charges are generally lower than the 1980 CSO Table.

We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

* the number of Certificates in effect;

* the number of new Certificates issued;

* the number of Certificates surrendered or becoming Portable;

* the expected claims (death benefits, living benefits and surrenders);

* the expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

* the expected expenses; and

* administrative services provided by the Group Contractholder, if any.

In addition to the list above, the past claims, expenses and the costs of additional insurance benefits, if any, of the group are reviewed since they are an important factor in calculating the expected claims, expenses and costs. However, we are prohibited from recovering past losses by state insurance law.

If we change the cost of insurance rates, we will change them the same way for all persons of the same age, rate class and group. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed rates may be up to 150% of the 1980 CSO Table. The guaranteed rates are based on many factors, including:

* guaranteed issue procedures, if any;

* simplified underwriting that may not require a medical exam, blood tests or urine tests;

* groups with substandard risks characteristics; and

* the expected maximum cost of any additional insurance benefits that the Group Contractholder elected to buy.

  During 1999, we received approximately $4,888,630 in charges for cost of insurance.

2. CHARGE FOR ADDITIONAL INSURANCE BENEFITS. The ADDITIONAL INSURANCE BENEFITS section on page 41 tells you about benefits that you may be able to buy in addition to the Group Variable Universal Life Insurance and the additional insurance benefits that the Group Contractholder elected to buy. We will deduct a separate charge for any additional insurance benefits that you elect to buy from your Certificate Fund.

3. CHARGE FOR ADMINISTRATIVE EXPENSES. We may deduct a charge for administrative expenses. This charge pays for maintaining records and for communicating with Participants and Group Contractholders. Currently, it is not more than $3 per month and it is guaranteed not to be more than $6 per month. We may reduce or eliminate this charge under certain Group Contracts. See the REDUCTION OF CHARGES section on page 23. During 1999, we received no charges for administrative expenses.

4. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under the "Charge for taxes on premium payments" section above. Currently, we do not charge for these other taxes.

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account. During 1999, we received approximately $106,547 in charges for mortality and expense risks.

TRANSACTION CHARGES. Under some Group Contracts, we may deduct a charge for surrenders, partial withdrawals, loans, transfers, reinstatements, and additional statement requests. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

EXPENSES INCURRED BY THE FUNDS. Participants indirectly bear the charges and expenses of the Funds. To find out details about the management fees and other underlying Fund expenses, you should see THE FUNDS section in the accompanying supplement. You should also read the prospectuses for the available Funds.

REDUCTION OF CHARGES

Prudential may reduce or waive the charge for sales expenses, the charge for processing premiums, or other charges under certain Group Contracts where we expect that the Group Contract will involve reduced sales or administrative expenses. In deciding whether to reduce such charges, and by how much, we consider the following factors:

* The size of the group.

* The total amount of premium payments we expect to receive.

* How long Participants will hold their Certificates.

* The purpose for which the Group Contractholder bought the Group Contract and whether that purpose makes it likely that expenses will go down.

* Any other circumstances Prudential believes to be relevant in determining whether sales or administrative expenses will go down.

In some cases, we may guarantee the reduction or waivers of charges in the Group Contract. In other cases, we may decide to discontinue the reductions or waivers. Prudential's reductions and waivers of charges will not be unfairly discriminatory to the interests of any individual Participants.

DIVIDENDS OR EXPERIENCE CREDITS

The Group Contract is eligible to receive Dividends or Experience Credits. But, we have set the premium rates in such a way that we will not generally pay a dividend or experience credit.

If there is a Dividend or Experience Credit, Prudential will pay it to the Group Contractholder.

You should refer to your particular Group Contract for details on Dividends or Experience Credits.

CASH SURRENDER VALUE

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt, outstanding charges, and any transaction charge that may apply. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 26).

The Cash Surrender Value will change daily to reflect:

* Net Premiums;

* withdrawals;

* increases or decreases in the value of the Funds you selected;

* interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

* interest accrued on any loan;

* the daily asset charge for mortality and expense risks assessed against the variable investment options; and

* monthly charges that Prudential deducts from your Certificate Fund.

If you ask Prudential, we (or our designee) will tell you what the Cash Surrender Value of your Certificate is. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

The illustrations in the supplement give examples of what Cash Surrender Values would be for two sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical and are only meant to help you understand how the Certificate works.

FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 36. Under certain Group Contracts, Prudential may charge a transaction charge for the surrender of up to the lesser of $20 or 2% of the amount that you receive. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

During 1999, we received $0 for surrender charges.

PAID-UP COVERAGE

At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000. Under certain Group Contracts, Prudential may impose a transaction charge of up to $20 for the exchange.

The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.

Paid-up Coverage will start as of the end of the Business Day on which we receive your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end.

If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after we receive your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 36. This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

The purchase of Paid-up Coverage could make your Certificate a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 36. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Some Group Contracts may have a limit on the number of partial withdrawals you can make in a year. Some Group Contracts may impose a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.

Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

Under certain Group Contracts, Prudential may make a charge of up to $20 for each loan. The charge will be added to the principal amount of your loan.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if the Certificate Debt exceeds the Loan Value. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 36.

Interest on the loan will accrue daily at a rate that Prudential sets each year. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

* We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

* We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

* We will generally credit interest to the amount in the Loan Account at an effective annual rate that is usually 2% less than the rate Prudential charges as interest on the loan. The crediting rate will generally be equal to the Fixed Account crediting rate.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL WITHDRAWALS section on page 25 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

Your Loan plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 27.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.

TELEPHONE AND ELECTRONIC TRANSACTIONS

Under some Group Contracts, you may be able to perform some transactions by telephone or electronically. These transactions include: transferring amounts among available investment options, making surrenders and partial withdrawals, and requesting loans.

Prudential will not be liable when we follow instructions that we receive by telephone or electronically, if we reasonably believe the instructions were genuine. We have adopted security procedures that are reasonably designed to verify that such communications are genuine. We cannot guarantee that you will be able to get through to complete a telephone or electronic transaction during peak periods such as periods of drastic economic or market change, or during system failures or power outages.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid.

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Prudential must receive the payment by the later of:

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
* 61 days after the Monthly Deduction Date; or

* 30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

We will send the notice to the last known address we have on file for you. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

TERMINATION OF A GROUP CONTRACTHOLDER'S PARTICIPATION IN THE GROUP CONTRACT

The Group Contractholder may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

* If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

* If the Group Contractholder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

* For any other reason, effective on a Contract Anniversary, by giving the Group Contractholder 31 days' written notice.

Termination of the Group Contract means that the Group Contractholder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 29. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS

Each Group Contract has different rules for what happens when a Participant is no longer an Eligible Group Member.

Under some Group Contracts, Participants may be able to continue insurance coverage even though they are no longer an Eligible Group Member. This is called Portable Coverage. With Portable Coverage, you will start to make premium payments directly to Prudential (or to Prudential Mutual Fund Services, Inc.). We will start to send premium reminders directly to you. We will let you know about this change in the way premiums are paid within 61 days after

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

you are no longer eligible under the Group Contract. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. The notice that we send you will also tell you what the charges and expenses are for Portable Certificates. See also the CHARGES AND EXPENSES section on page 19. Charges and expenses for Portable Certificates may be higher than those you paid while you were still an Eligible Group Member. But the charges and expenses will not be higher than the maximums described in this prospectus. Prudential may require that you keep a specified minimum amount in your Certificate Fund to continue as a Portable Certificate holder.

Under other Group Contracts, Participants will not be able to continue insurance coverage when no longer an Eligible Group Member. Those Participants have the options of Conversion, Paid-up Coverage, and payment of Cash Surrender Value, which are described in the OPTIONS ON TERMINATION OF COVERAGE section on page 29.

OPTIONS ON TERMINATION OF COVERAGE

Your insurance coverage under the Group Contract will end when the Group Contract itself ends. Under some Group Contracts, insurance coverage will also end when a Participant is no longer an Eligible Group Member.

When the Group Contractholder ends a Group Contract, the effect on Participants depends on whether or not the Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

* If the Group Contractholder DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value.

Under some Group Contracts, you may continue your insurance coverage on a Portable basis. Prudential might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate. You should read your Certificate to find out what rules and limits apply when you want to continue your insurance on a Portable basis.

* If the Group Contractholder DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below. Under some Group Contracts, you may also have the option of continuing your insurance coverage on a Portable basis, as stated above.

CONVERSION. You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health, if your Certificate has been in force for at least 5 years (under some Group Contracts, the requirement may be less than 5 years). To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of:

* $10,000 or

* the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the age of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the

Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

To reinstate your Certificate, you must send the following items to Prudential (or our designee):

* A written request for reinstatement.

* Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.

* A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 19.

* We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new two-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY section on page 37 and the SUICIDE EXCLUSION section on page 37. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

* Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

TAX TREATMENT OF CERTIFICATE BENEFITS

INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

* you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and

* the Certificate's Death Benefit will be tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes -- which will be applied uniformly to all Participants after advance written notice -- that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.

DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

* If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

* Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

* Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

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
* Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

* The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

* If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and dividends which are not reinvested are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, dividends which are not reinvested and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

* Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59 , on account of your becoming disabled or as a life annuity.

* All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

Any dividends or Experience Credits applied to reduce premiums due will effectively reduce the premiums paid for purposes of these rules.

TREATMENT AS GROUP TERM LIFE INSURANCE

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and [, in addition,] Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person dies.

The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

ERISA CONSIDERATIONS

If the Group Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.

DEFINITION OF AN EMPLOYEE BENEFIT PLAN

An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees -- "pension" plans or "welfare" plans.

A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

GROUP CONTRACTS AS EMPLOYEE BENEFIT PLANS

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

* no contributions are made by the employer for the coverage;

* participation in the program is completely voluntary for employees;

* the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions and to remit them to the insurer; and

* the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

INVESTMENT OF PLAN ASSETS IN A GROUP CONTRACT

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

* the relationship between the agent and the insurer;

* a description of any charges, fees, discounts, penalties or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

* the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties or adjustments may be found in the CHARGES AND EXPENSES section on page 19. Information about sales representatives and commissions may be found in the SALE OF THE CONTRACT AND SALES COMMISSIONS section on page 43.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

* We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

* We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

SUICIDE EXCLUSION

Generally, if the Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

MODES OF SETTLEMENT

The DEATH BENEFITS section describes how your beneficiary may receive the Death Benefit. In addition to the methods described in the DEATH BENEFITS section, Prudential also makes these methods available. They are known as "modes of settlement":

OPTION 1: PAYMENTS FOR A FIXED PERIOD

     The Death Benefit plus interest is paid over a fixed number of years (1-25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

OPTION 2: PAYMENT IN INSTALLMENTS FOR LIFE

     The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, Prudential will pay the present value of the remaining guaranteed payments to a payee your beneficiary designated.

OPTION 3: INTEREST INCOME

     The Death Benefit remains with Prudential and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

OPTION 4: PAYMENTS OF A FIXED AMOUNT

     You or your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid over the selected number of years. The payment may be received monthly, quarterly, semi-annually, or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive. Any interest credited will be used to extend the payment period.

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
OPTION 5: CERTIFICATE OF DEPOSIT

     The Death Benefit is used to purchase a certificate of deposit that is issued by The Prudential Bank. Certificates of Deposit (CDs) are investments that allow your beneficiary to choose a variety of short- and long-term deposit options. They are designed to pay interest monthly, quarterly, semi-annually, annually or at maturity. Interest rates are guaranteed for the term of the CD. There is generally a $10,000 minimum amount for this option.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.

ASSIGNMENT

You may assign your Certificate, including all rights, benefits and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 31.

APPLICANT OWNER PROVISION

Some Group Contracts have an "applicant owner" provision. An "applicant owner" is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the applicant owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus also apply to an applicant owner.

When naming an applicant owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be applicant owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. At any one time, only one person may be an "applicant owner" under a Certificate.

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
An "applicant owner" must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the applicant owner.

VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws. Here's how we will determine the number of Fund shares and votes for which you may give instructions:

* To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

* The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Group Contractholders and Participants if we were to make such a substitution.

ADDITIONAL INSURANCE BENEFITS

One or more of the following additional insurance benefits may be available to you. These benefits may be provided to all Participants under a Group Contract. Or, the Group Contract may require you to pay an additional charge to receive the benefits. Each Group Contract will have different rules about how the additional benefits are made available. You should refer to the Group Contract and your Certificate to find out what additional insurance benefits are available to you.

ACCELERATED DEATH BENEFIT. Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less (under some Group Contracts, the number of months might be higher or lower). You must give Prudential satisfactory evidence that the Covered Person is terminally ill. You may receive the accelerated payment in a lump sum.

When we pay the Death Benefit under this option, it will be adjusted to reflect its present value. The adjusted Death Benefit will always be less than the Death Benefit, but will generally be greater than the Certificate's Cash Surrender Value. Under some Group Contracts, the accelerated death benefit may be discounted for interest. Prudential may charge a fee of up to $350 when we pay an accelerated death benefit.

We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

ACCIDENTAL DEATH AND DISMEMBERMENT BENEFIT. An Accidental Death and Dismemberment Benefit provides you insurance for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities, medical or surgical treatments, and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate and the Group Contract to learn the details of any benefit that may be available to you.

EXTENDED DEATH PROTECTION DURING TOTAL DISABILITY. An extended death benefit provides protection during your total disability. Under this provision, even if your insurance would have ended because of your total disability, Prudential will extend your insurance coverage if you became totally disabled prior to age
60. We will extend your insurance coverage for successive one-year periods, generally until age 65. You must provide satisfactory proof of continued total disability.

DEPENDENT LIFE BENEFITS. Dependent life benefits provide insurance on the life of a qualified dependent. A qualified dependent may be the Participant's spouse and/or unmarried child.

SEAT BELT COVERAGE. Seat belt coverage provides a death benefit for the loss of life while driving or riding in a motor vehicle while wearing a seat belt. "Motor vehicle" means a private automobile, van, four-wheel drive vehicle, self-propelled motor home and truck. It does not mean a motor vehicle used for farming, military, business, racing, or any other type of competitive speed event. Certain exclusions will apply.

REPORTS

At least once each Certificate Year, Prudential will send you a statement that gives you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the annual statement does. We may limit the number of current statements you may request or may charge you for additional statements. Any such charge will not exceed $20 for an additional report.

We will also send to you and to the Group Contractholder, annual and semi-annual reports that list the securities held in each available portfolio of the Funds. The federal securities laws require these reports. Prudential keeps records about the Separate Account according to the federal securities laws.

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
If you invest in the Series Fund through more than one variable insurance contract, you will receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC (referred to as "PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is a direct, wholly-owned subsidiary of Prudential.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies.

The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.

The maximum commission that Prudential will pay to the representative upon the purchase of the Contract is 15% of the premium payment received. The amount Prudential will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment. Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation from Prudential. Generally, Prudential will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payment.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.

Sales expenses in any year are not equal to the sales charge in that year. Prudential may not recover its total sales expenses for some or all Group Contracts over the periods the Certificates for such Group Contracts are in effect. To the extent that the sales charges are insufficient to cover total sales expenses, the sales expenses will be recovered from Prudential's surplus, which may include amounts derived from the mortality and expense risk charge and the monthly cost of insurance charge. See the CHARGES AND EXPENSES section on page 19.

RATINGS AND ADVERTISEMENTS

Independent financial rating services -- including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company -- rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES PERFORMED BY THIRD PARTIES

Throughout this prospectus, we describe how Prudential and the Group Contractholder will perform transactions with you and how you will perform transactions with them. Prudential has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. The Group Contractholder has the same right. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential or the Group Contractholder.

In some cases, the third party might be another part of Prudential. (For example, when you make premium payments to Prudential, they could be received by Prudential Mutual Fund Services, Inc., a wholly-owned subsidiary of Prudential). In other cases, the third party might be a third party administrator or even the group that sponsors the Group Contract.

Prudential may make payments to third party administrators or groups sponsoring the Group Contracts for their services related to administration and sponsorship of the Group Contracts.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Barry T. Allen, FSA, MAAA, Vice President, Chief Actuary of Prudential's Group Insurance, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class actions and individual suits involving a variety of issues, including sales practices, claims payment, coverage obligations, premium charges for policies paid on a periodic basis and other fees and denial of benefit matters and, with respect to property and casualty products, "redlining" or impermissible discrimination among customers and method of determining coverage and claims payment. In our asset management operations, we are subject to litigation involving commercial disputes with counterparties or partners and class actions and individual suits alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products, recommended unsuitable products to customers, mishandled customer accounts, charged excessive fees and breached fiduciary duties to customers. In our securities operations, we are subject to class actions and individual suits, arbitrations and other actions arising out of our retail brokerage, account management, underwriting, investment banking and other activities, including claims of improper or inadequate disclosure regarding investments, recommending unsuitable investments and excessive or unauthorized trading. We are a defendant in, or are contractually responsible to third parties for, class action and individual litigation including various claims arising from businesses that we are winding down or have divested. With respect to our discontinued healthcare operations, we are subject to litigation including class action and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups, class actions challenging practices of our former managed care operations, and coordination of benefits with other carriers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position. See Note 15 of Notes to Consolidated Financial Statements, which Note is incorporated by this reference.

                          DEFINITIONS OF SPECIAL TERMS
                            USED IN THIS PROSPECTUS

ATTAINED AGE -- Your age as defined by the Group Contract.

BUSINESS DAY -- A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE -- The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

CERTIFICATE -- A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY -- The same date each year as the Certificate Date.

CERTIFICATE DATE -- The effective date of coverage under a Certificate.

CERTIFICATE DEBT -- The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND -- The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR -- The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY -- The same date each year as the Contract Date.

CONTRACT DATE -- The date as of which the Group Contract is issued.

COVERED PERSON -- The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

DEATH BENEFIT -- The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

DIVIDEND -- A portion of Prudential's divisible surplus attributable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential's Board of Directors.

ELIGIBLE GROUP MEMBERS -- The persons specified in the Group Contract as eligible to apply for insurance protection under the Group Contract.

EXPERIENCE CREDIT -- A refund that Prudential may provide under certain Group Contracts based on favorable experience.

FACE AMOUNT -- The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

FIXED ACCOUNT -- An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

FUNDS -- The Series Fund portfolios and other mutual fund portfolios in which the

Separate Account invests. Your investment options include the Funds and the Fixed Account. We describe the Funds in the accompanying supplement.

GROUP CONTRACT -- A Group Variable Universal Life insurance contract that Prudential issues to the Group Contractholder. The term Group Contract also includes a participating employer's participation in a multi-employer trust.

GROUP CONTRACTHOLDER -- The employer, association, sponsoring organization or trust that is issued a Group Contract. In the case of an employer that joins a multiple employer trust, the employer exercises the rights accorded to a Group Contractholder as described throughout this prospectus.

GUIDELINE ANNUAL PREMIUM -- A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the guideline annual premium under the Certificate.

ISSUE AGE -- The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT -- An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE -- The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

MODIFIED ENDOWMENT CONTRACT -- A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.

MONTHLY DEDUCTION DATE -- Generally, the Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day. Some Group Contracts may define Monthly Deduction Date slightly differently, in which case a supplement to this prospectus will define Monthly Deduction Date.

NET PREMIUM -- Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE -- This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

PARTICIPANT -- An Eligible Group Member or "applicant owner" under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant will be the person entitled to exercise all rights under a Certificate, regardless of whether the Covered Person under the Certificate is the Participant or his or her spouse. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

PORTABLE -- Under some Group Contracts, you may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate since the Covered Person under a Portable Certificate may no longer be considered to be a member of the Group Contractholder's group for purposes of determining those rates and charges.

SEPARATE ACCOUNT -- Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

SERIES FUND -- The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

SUBACCOUNT -- A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE -- The Prudential Insurance Company of America.

YOU -- A Participant.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice

Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from

1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING--Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Financial Management since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

VIVIAN BANTA--Executive Vice President, Individual Financial Services since 2000; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 49.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL--Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                           SUBACCOUNTS
                                                 --------------------------------------------------------------


                                                   PRUDENTIAL       PRUDENTIAL       PRUDENTIAL     PRUDENTIAL
                                                  MONEY MARKET   FLEXIBLE MANAGED   STOCK INDEX     EQUITY
                                                    PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                   -----------     -----------     -----------    -----------

ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .........   $ 4,042,159     $   827,654     $ 9,340,372    $ 1,552,160
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ......        (1,434)           (306)         (3,336)          (566)
                                                   -----------     -----------     -----------    -----------
  Net Assets ...................................   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   ===========     ===========     ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] ..............   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   -----------     -----------     -----------    -----------
                                                   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   ===========     ===========     ===========    ===========



                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                       A1


                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
   NEUBERGER &
      BERMAN          KEMPER                                                       FRANKLIN TEMPLETON
    AMT LIMITED       SERIES          MFS         DREYFUS      FRANKLIN TEMPLETON      DEVELOPING
   MATURITY BOND    HIGH YIELD     RESEARCH      SMALL CAP       INTERNATIONAL          MARKETS
     PORTFOLIO      PORTFOLIO       SERIES       PORTFOLIO           FUND                FUND
   -----------     -----------    -----------    -----------   -----------------   ------------------




   $   246,592     $   517,948    $ 2,033,220    $ 2,598,588     $   817,456          $   408,990

           (94)           (217)          (729)          (926 )          (292)                (143)
   -----------     -----------    -----------    -----------     -----------          -----------
   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   ===========     ===========    ===========    ===========     ===========          ===========

   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   -----------     -----------    -----------    -----------     -----------          -----------
   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   ===========     ===========    ===========    ===========     ===========          ===========



                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                       A2


                                            FINANCIAL STATEMENTS OF
                               THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                 THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                  SUBACCOUNTS
                                                    ------------------------------------------------------------
                                                      PRUDENTIAL    PRUDENTIAL
                                                     DIVERSIFIED    HIGH YIELD     PRUDENTIAL      PRUDENTIAL
                                                        BOND           BOND      EQUITY INCOME  JENNISON GROWTH
                                                      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                     -----------    -----------  -------------  ---------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
   Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ............. $    31,376    $ 1,003,328    $     5,810    $ 4,136,676
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ..........         (11)          (349)            (2)        (1,399)
                                                     -----------    -----------    -----------    -----------
  Net Assets ....................................... $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     ===========    ===========    ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] .................. $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     -----------    -----------    -----------    -----------
                                                     $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     ===========    ===========    ===========    ===========



                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A3


                                       SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
                AMERICAN      AMERICAN       AMERICAN        DREYFUS
 PRUDENTIAL      CENTURY     CENTURY VP       CENTURY       DISCIPLINED      JP MORGAN
  GLOBAL       VP BALANCED  INTERNATIONAL     VP VALUE         STOCK           BOND
 PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
 -----------    ----------- --------------  -------------  -------------    -----------



 $ 1,186,144    $    68,492    $    37,510    $    93,767    $    14,183    $    47,565

        (384)           (24)           (13)           (34)            (5)           (17)
 -----------    -----------    -----------    -----------    -----------    -----------
 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 ===========    ===========    ===========    ===========    ===========    ===========

 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 -----------    -----------    -----------    -----------    -----------    -----------
 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 ===========    ===========    ===========    ===========    ===========    ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                       A4


                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                            SUBACCOUNTS
                                                        ----------------------------------------------------------
                                                                        JP MORGAN     JP MORGAN         MFS
                                                          JP MORGAN   INTERNATIONAL      SMALL        EMERGING
                                                           EQUITY     OPPORTUNITIES     COMPANY        GROWTH
                                                          PORTFOLIO     PORTFOLIOS     PORTFOLIO       SERIES
                                                        -----------    -----------    -----------    -----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ................ $    42,689    $    19,548    $    35,665    $    18,755
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] .............         (15)            (7)           (13)            (6)
                                                        -----------    -----------    -----------    -----------
  Net Assets .......................................... $    42,674    $    19,541    $    35,652    $    18,749
                                                        ===========    ===========    ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] ..................... $    42,674    $    19,541    $    35,652    $    18,749
                                                        -----------    -----------    -----------    -----------
                                                        $    42,674    $    19,541    $    35,652    $    18,749
                                                        ===========    ===========    ===========    ===========


               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A5




                               SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
T. ROWE PRICE   T. ROWE PRICE    ALLIANCE    PRUDENTIAL SMALL             T. ROWE PRICE
    MID-CAP      NEW AMERICAN     PREMIER    CAPITALIZATION       MFS         EQUITY
    GROWTH         GROWTH         GROWTH         STOCK           BOND         INCOME
   PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO        SERIES       PORTFOLIO
  -----------    -----------    -----------    -----------    -----------    -----------



  $     8,788    $ 1,915,636    $    35,818    $   807,669    $ 1,119,283    $ 2,527,927

           (2)          (646)           (13)          (264)          (395)          (921)
  -----------    -----------    -----------    -----------    -----------    -----------
  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  ===========    ===========    ===========    ===========    ===========    ===========

  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  -----------    -----------    -----------    -----------    -----------    -----------
  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  ===========    ===========    ===========    ===========    ===========    ===========


                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                 A6


                                       FINANCIAL STATEMENTS OF
                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                                   SUBACCOUNTS
                                                           --------------------------------------------------------
                                                           NEUBERGER &
                                                             BERMAN         JANUS                            MFS
                                                              AMT          WORLDWIDE     WARBURG PINCUS      GLOBAL
                                                            PARTNERS        GROWTH       FIXED INCOME     GOVERNMENT
                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO         SERIES
                                                          -----------     -----------   --------------     ---------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ..............      $ 795,081     $ 4,794,229       $     0        $ 438,548
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ...........           (275)         (1,512)            0             (153)
                                                           ---------     -----------       -------        ---------
  Net Assets ........................................      $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           =========     ===========       =======        =========

NET ASSETS, representing:
  Equity of Participants [Note 4] ...................      $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           ---------     -----------       -------        ---------
                                                           $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           =========     ===========       =======        =========

                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                      A7

                                [THIS PAGE INTENTIONALLY LEFT BLANK]







                                                 A8

                                       FINANCIAL STATEMENTS OF
                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                              -----------------------------------------------------------
                                                                      PRUDENTIAL                       PRUDENTIAL
                                                                     MONEY MARKET                  FLEXIBLE MANAGED
                                                                      PORTFOLIO                       PORTFOLIO
                                                              ----------------------------   ----------------------------
                                                                FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD
                                                               YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*
                                                              DECEMBER 31,   TO DECEMBER     DECEMBER 31,   TO DECEMBER
                                                                 1999          31, 1999         1999          31, 1999
                                                              ------------  --------------   ------------  --------------
INVESTMENT INCOME
  Dividend income .....................................        $ 122,400        $ 3,241       $     23       $   5,648
                                                               ---------        -------       --------       ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ..........           10,947            277          2,784             509
                                                               ---------        -------       --------       ---------
NET INVESTMENT INCOME (LOSS) ..........................          111,453          2,964         (2,761)          5,139
                                                               ---------        -------       --------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received ..............                0              0          5,913          33,105
    Realized gain (loss) on shares redeemed ...........                0              0         (4,692)         (1,147)
    Net change in unrealized gain (loss)
      on investments ..................................                0              0         47,809         (12,978)
                                                               ---------        -------       --------       ---------
NET GAIN (LOSS) ON INVESTMENTS ........................                0              0         49,030          18,980
                                                               ---------        -------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................        $ 111,453        $ 2,964       $ 46,269       $  24,119
                                                               =========        =======       ========       =========


* Became available (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                       A9


                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                                                                                      NEUBERGER & BERMAN
           PRUDENTIAL                            PRUDENTIAL                               AMT LIMITED
           STOCK INDEX                             EQUITY                               MATURITY BOND
           PORTFOLIO                             PORTFOLIO                                PORTFOLIO
--------------------------------       ----------------------------------        ------------------------------
   FOR THE        FOR THE PERIOD          FOR THE          FOR THE PERIOD         FOR THE        FOR THE PERIOD
 YEAR ENDED        JULY 1, 1998*        YEAR ENDED          JULY 1, 1998*        YEAR ENDED       JULY 1, 1998*
 DECEMBER 31,      TO DECEMBER          DECEMBER 31,         TO DECEMBER         DECEMBER 31,      TO DECEMBER
     1999           31, 1998               1999               31, 1998              1999            31, 1998
 -----------     ---------------       -------------       --------------        ------------    --------------
  $ 69,733         $   6,340             $  21,155           $  5,495              $ 10,479          $     0
 ---------         ---------             ---------           --------              --------          -------


    24,698             1,607                 5,217                970                   954               193
 ---------         ---------             ---------           --------              --------          -------
    45,035             4,733                15,938              4,525                 9,525              (193)
 ---------         ---------             ---------           --------              --------          -------


    84,366            17,051               169,458             78,110                     0                0
    (2,404)           (1,408)               (9,332)            (2,032)               (2,402)               7

   834,821           151,883               (40,982)           (41,420)               (5,011)           1,200
 ---------         ---------             ---------           --------              --------          -------
   916,783           167,526               119,144             34,658                (7,413)           1,207
 ---------         ---------             ---------           --------              --------          -------

 $ 961,818         $ 172,259             $ 135,082           $ 39,183              $  2,112          $ 1,014
 =========         =========             =========           ========              ========          =======

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                       A10


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                      SUBACCOUNTS
                                                              -----------------------------------------------------------
                                                                        KEMPER SERIES                   MFS
                                                                         HIGH YIELD                   RESEARCH
                                                                          PORTFOLIO                    SERIES
                                                              ----------------------------   ----------------------------
                                                                FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD
                                                               YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*
                                                              DECEMBER 31,   TO DECEMBER     DECEMBER 31,   TO DECEMBER
                                                                 1999          31, 1999         1999          31, 1999
                                                              ------------  --------------   ------------  --------------
INVESTMENT INCOME
  Dividend income ....................................         $  39,514        $       0     $   2,130      $       0
                                                               ---------        ---------     ---------      ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] .........             2,192              461         5,967          1,026
                                                               ---------        ---------     ---------      ---------
NET INVESTMENT INCOME (LOSS) .........................            37,322             (461)       (3,837)        (1,026)
                                                               ---------        ---------     ---------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received .............                 0                0        11,256              0
    Realized gain (loss) on shares redeemed ..........           (18,280)          (1,269)         (899)        (1,568)
    Net change in unrealized gain (loss)
      on investments .................................           (12,276)           2,494       354,168        115,832
                                                               ---------        ---------     ---------      ---------
NET GAIN (LOSS) ON INVESTMENTS .......................           (30,556)           1,225       364,525        114,264
                                                               ---------        ---------     ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................         $   6,766        $     764     $ 360,688      $ 113,238
                                                               =========        =========     =========      =========


* Became available (Note 1)

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                   A11



                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
            DREYFUS                           FRANKLIN TEMPLETON                        FRANKLIN TEMPLETON
           SMALL CAP                            INTERNATIONAL                           DEVELOPING MARKETS
           PORTFOLIO                                 FUND                                     FUND
--------------------------------       ----------------------------------        ------------------------------
   FOR THE        FOR THE PERIOD          FOR THE          FOR THE PERIOD         FOR THE        FOR THE PERIOD
 YEAR ENDED        JULY 1, 1998*        YEAR ENDED          JULY 1, 1998*        YEAR ENDED       JULY 1, 1998*
 DECEMBER 31,      TO DECEMBER          DECEMBER 31,         TO DECEMBER         DECEMBER 31,      TO DECEMBER
     1999           31, 1998               1999               31, 1998              1999            31, 1998
 -----------     ---------------       -------------       --------------        ------------    --------------
  $   1,065        $       3             $  10,953           $       0             $   2,187         $       0
  ---------        ---------             ---------           ---------             ---------         ---------


      8,035            1,561                 2,504                 499                 1,151               197
  ---------        ---------             ---------           ---------             ---------         ---------


     (6,970)          (1,558)                8,449                (499)                1,036              (197)
  ---------        ---------             ---------           ---------             ---------         ---------


          0           15,555                40,748                   0                     0                 0
     (4,526)          (4,972)               (7,657)             (1,543)               (2,270)             (596)

    460,563          123,615                88,457              14,401               114,745            22,483
  ---------        ---------             ---------           ---------             ---------         ---------

    456,037          134,198               121,548              12,858               112,475            21,887
  ---------        ---------             ---------           ---------             ---------         ---------
  $ 449,067        $ 132,640             $ 129,997           $  12,359             $ 113,511         $  21,690
  =========        =========             =========           =========             =========         =========


                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                    A12


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                            --------------------------------------------------------------------
                                                              PRUDENTIAL        PRUDENTIAL
                                                              DIVERSIFIED       HIGH YIELD      PRUDENTIAL        PRUDENTIAL
                                                                  BOND            BOND        EQUITY INCOME    JENNISON GROWTH
                                                               PORTFOLIO        PORTFOLIO       PORTFOLIO          PORTFOLIO
                                                            ---------------   -------------  ----------------- ----------------
                                                            FOR THE PERIOD       FOR THE      FOR THE PERIOD       FOR THE
                                                           FEBRUARY 1, 1999*    YEAR ENDED   FEBRUARY 1, 1999*    YEAR ENDED
                                                             TO DECEMBER       DECEMBER 31,     TO DECEMBER        DECEMBER 31,
                                                              31, 1999             1999          31, 1999            1999
                                                            ---------------   -------------   ---------------- -----------------
INVESTMENT INCOME
  Dividend income ......................................       $       0        $     667       $     103        $   4,328
                                                               ---------        ---------       ---------        ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ...........             118            2,592              17            8,749
                                                               ---------        ---------       ---------        ---------
NET INVESTMENT INCOME (LOSS) ...........................            (118)          (1,925)             86           (4,421)
                                                               ---------        ---------       ---------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received ...............              77                0             570          137,237
    Realized gain (loss) on shares redeemed ............            (129)          (1,401)            (18)            (459)
    Net change in unrealized gain (loss)
      on investments ...................................            (277)             727            (410)         666,183
                                                               ---------        ---------       ---------        ---------
NET GAIN (LOSS) ON INVESTMENTS .........................            (329)            (674)            142          802,961
                                                               ---------        ---------       ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       $    (447)       $  (2,599)      $     228        $ 798,540
                                                               =========        =========       =========        =========


* Became available (Note 1)

                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                          A13



                               SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
                    AMERICAN        AMERICAN         AMERICAN         DREYFUS
  PRUDENTIAL        CENTURY        CENTURY VP        CENTURY        DISCIPLINED       JP MORGAN
    GLOBAL        VP BALANCED     INTERNATIONAL      VP VALUE           STOCK            BOND
  PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO*       PORTFOLIO
------------     ------------    ------------     ------------   ----------------   ------------
   FOR THE          FOR THE         FOR THE          FOR THE      FOR THE PERIOD       FOR THE
 YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED    FEBRUARY 1, 1999*   YEAR ENDED
DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     TO DECEMBER      DECEMBER 31,
   1999              1999            1999             1999           31, 1999           1999
------------     ------------    ------------     ------------   ----------------   ------------
 $   1,207          $     163     $       0          $     102       $     133         $     810
 ---------          ---------     ---------          ---------       ---------         ---------
     2,346                126            58                209              38               101
 ---------          ---------     ---------          ---------       ---------         ---------
    (1,139)                37           (58)              (107)             95               709
 ---------          ---------     ---------          ---------       ---------         ---------


     2,117              1,127             0                962               0                33
       314               (308)           40               (396)              7               (16)

   288,920              3,389        12,413             (6,954)          1,409              (623)
 ---------          ---------     ---------          ---------       ---------         ---------
   291,351              4,208        12,453             (6,388)          1,416              (606)
 ---------          ---------     ---------          ---------       ---------         ---------
 $ 290,212          $   4,245     $  12,395          $  (6,495)      $   1,511         $     103
 =========          =========     =========          =========       =========         =========

                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A14

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                  SUBACCOUNTS
                                                     ---------------------------------------------------------------------
                                                                        JP MORGAN       JP MORGAN               MFS
                                                      JP MORGAN       INTERNATIONAL       SMALL               EMERGING
                                                       EQUITY         OPPORTUNITIES      COMPANY               GROWTH
                                                     PORTFOLIO          PORTFOLIO       PORTFOLIO              SERIES
                                                    ------------      ------------     ------------     ------------------
                                                      FOR THE           FOR THE          FOR THE         FOR THE PERIOD
                                                    YEAR ENDED        YEAR ENDED       YEAR ENDED       FEBRUARY 1, 1999*
                                                    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,        TO DECEMBER
                                                        1999             1999              1999             31, 1999
                                                    ------------      ------------     ------------     ------------------
INVESTMENT INCOME
  Dividend income ..............................     $  2,738          $    642         $      8              $      0
                                                     --------          --------         --------              --------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ...           79                38               62                    38
                                                     --------          --------         --------              --------
NET INVESTMENT INCOME (LOSS) ...................        2,659               604              (54)                  (38)
                                                     --------          --------         --------              --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received .......           97                 0              706                     0
    Realized gain (loss) on shares redeemed ....          (92)               (3)             (32)                   (2)
    Net change in unrealized gain (loss)
      on investments ...........................          634             2,980            9,533                 7,153
                                                     --------          --------         --------              --------
NET GAIN (LOSS) ON INVESTMENTS .................          639             2,977           10,207                 7,151
                                                     --------          --------         --------              --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................     $  3,298          $  3,581         $ 10,153              $  7,113
                                                     ========          ========         ========              ========

* Became available (Note 1)

                                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                                 A15



                                           SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE       T. ROWE PRICE       ALLIANCE        PRUDENTIAL SMALL                       T. ROWE PRICE
     MID-CAP          NEW AMERICA         PREMIER          CAPITALIZATION         MFS               EQUITY
     GROWTH              GROWTH           GROWTH              STOCK              BOND               INCOME
    PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO           SERIES             PORTFOLIO
-----------------  -----------------  -----------------   ----------------   -------------      ---------------
 FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD
FEBRUARY 1, 1999*  FEBRUARY 1, 1999*  FEBRUARY 1, 1999*   APRIL 5, 1999*     APRIL 5, 1999*     APRIL 5, 1999*
  TO DECEMBER        TO DECEMBER         TO DECEMBER       TO DECEMBER        TO DECEMBER        TO DECEMBER
  31, 1999             31, 1999            31, 1999          31, 1999           31, 1999           31, 1999
-----------------  -----------------  -----------------   ----------------   -------------      ---------------
 $      86           $ 106,503           $     328           $       0         $   9,649           $ 134,254
 ---------           ---------           ---------           ---------         ---------           ---------


        22               4,374                 100               1,953             2,860               7,077
 ---------           ---------           ---------           ---------         ---------           ---------
        64             102,129                 228              (1,953)            6,789             127,177
 ---------           ---------           ---------           ---------         ---------           ---------


         0                   0                   0               3,586               726                   0
        33              (3,716)                (64)              2,963            (3,033)             (6,037)

     1,480              22,549               5,929              92,694           (29,354)           (264,540)
 ---------           ---------           ---------           ---------         ---------           ---------
     1,513              18,833               5,865              99,243           (31,661)           (270,577)
 ---------           ---------           ---------           ---------         ---------           ---------

 $   1,577           $ 120,962           $   6,093           $  97,290         $ (24,872)          $(143,400)
 =========           =========           =========           =========         =========           =========


                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                    A16


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                   SUBACCOUNTS
                                                       --------------------------------------------------------------------
                                                         NEUBERGER &
                                                           BERMAN           JANUS                                 MFS
                                                             AMT          WORLDWIDE       WARBURG PINCUS        GLOBAL
                                                          PARTNERS          GROWTH         FIXED INCOME        GOVERNMENT
                                                         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                       --------------   ---------------   ---------------   ---------------
                                                       FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                                       APRIL 5, 1999*    APRIL 5, 1999*    APRIL 5, 1999*    APRIL 5, 1999*
                                                        TO DECEMBER       TO DECEMBER       TO DECEMBER       TO DECEMBER
                                                         31, 1999          31, 1999           31, 1999           31, 1999
                                                       --------------   ---------------   ---------------   ---------------
INVESTMENT INCOME
  Dividend income                                        $       0        $     4,625        $        0         $      0

EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A]                 1,982              8,369               134               658
                                                         ---------        -----------        ----------          --------
NET INVESTMENT INCOME (LOSS)                                (1,982)            (3,744)             (134)             (658)
                                                         ---------        -----------        ----------          --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received                         0                  0                 0                 0
    Realized gain (loss) on shares redeemed                   (259)             2,931           (15,654)              764
    Net change in unrealized gain (loss)
      on investments                                       (10,787)         1,337,701                 0             3,862
                                                         ---------        -----------        ----------          --------
NET GAIN (LOSS) ON INVESTMENTS                             (11,046)         1,340,632           (15,654)            4,626
                                                         ---------        -----------        ----------          --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              $ (13,028)       $ 1,336,888        $  (15,788)         $  3,968
                                                         =========        ===========        ==========          ========

* Became available (Note 1)

                                        SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                               A17


                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                      A18

                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                    SUBACCOUNTS
                                                           ----------------------------------------------------------------
                                                                     PRUDENTIAL                       PRUDENTIAL
                                                                    MONEY MARKET                   FLEXIBLE MANAGED
                                                                      PORTFOLIO                       PORTFOLIO
                                                           -----------------------------     ------------------------------
                                                             FOR THE      FOR THE PERIOD       FOR THE       FOR THE PERIOD
                                                           YEAR ENDED     JULY 1, 1998*      YEAR ENDED       JULY 1, 1998*
                                                            DECEMBER 31,    TO DECEMBER      DECEMBER 31,      TO DECEMBER
                                                                1999          31, 1998            1999           31, 1998
                                                           -------------  --------------     ------------    --------------
OPERATIONS
  Net investment income (loss) .........................   $   111,453      $   2,964        $   (2,761)       $   5,139
  Capital gains distributions received .................             0              0             5,913           33,105
  Realized gain (loss) on shares redeemed ..............             0              0            (4,692)          (1,147)
  Net change in unrealized gain (loss) on investments ..             0              0            47,809          (12,978)
                                                           -----------      ---------        ----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       111,453          2,964            46,269           24,119
                                                           -----------      ---------        ----------        ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments .............................       729,972         22,979           211,737           63,947
  Policy Loans .........................................        (9,749)           (71)             (386)          (3,208)
  Policy Loan Repayments and Interest ..................             0              0                81            2,147
  Surrenders, Withdrawals and Death Benefits ...........       (44,463)             0            (3,522)          (1,089)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ..................................     3,022,272        205,368           155,982          331,271
                                                           -----------      ---------        ----------        ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ............................................     3,698,032        228,276           363,892          393,068
                                                           -----------      ---------        ----------        ---------
TOTAL INCREASE IN NET ASSETS ...........................     3,809,485        231,240           410,161          417,187

NET ASSETS
  Beginning of period ..................................       231,240              0           417,187                0
                                                           -----------      ---------        ----------        ---------
  End of period ........................................   $ 4,040,725      $ 231,240        $  827,348        $ 417,187
                                                           ===========      =========        ==========        =========

* Became available (Note 1)

                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                           A19



                                  SUBACCOUNTS (CONTINUED)
 ------------------------------------------------------------------------------------------
                                                                   NEUBERGER & BERMAN
           PRUDENTIAL                 PRUDENTIAL                      AMT LIMITED
          STOCK INDEX                   EQUITY                       MATURITY BOND
           PORTFOLIO                   PORTFOLIO                       PORTFOLIO
 ----------------------------  -----------------------------  -----------------------------
   FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD    FOR THE      FOR THE PERIOD
  YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*    YEAR ENDED     JULY 1, 1998*
 DECEMBER 31,    TO DECEMBER    DECEMBER 31,   TO DECEMBER    DECEMBER 31,    TO DECEMBER
     1999         31, 1998         1999         31, 1998          1999          31, 1998
 -----------   --------------  ------------   --------------  ------------   --------------
 $    45,035    $     4,733    $    15,938     $   4,525       $   9,525       $    (193)
      84,366         17,051        169,458        78,110               0               0
      (2,404)        (1,408)        (9,332)       (2,032)         (2,402)              7
     834,821        151,883        (40,982)      (41,420)         (5,011)          1,200
 -----------    -----------    -----------     ---------       ---------       ---------

     961,818        172,259        135,082        39,183           2,112           1,014
 -----------    -----------    -----------     ---------       ---------       ---------


   1,979,979        191,087        417,174       125,032          64,994          32,082
     (16,642)        (2,866)        (6,694)         (149)              0          (4,183)
       1,026          2,205             15         2,005           1,861             210
    (135,751)        (1,648)        (6,073)       (1,301)         (1,199)              0

   5,144,210      1,041,359        201,551       645,769          19,096         130,511
 -----------    -----------    -----------     ---------       ---------       ---------


   6,972,822      1,230,137        605,973       771,356          84,752         158,620
 -----------    -----------    -----------     ---------       ---------       ---------
   7,934,640      1,402,396        741,055       810,539          86,864         159,634

   1,402,396              0        810,539             0         159,634               0
 -----------    -----------    -----------     ---------       ---------       ---------
 $ 9,337,036    $ 1,402,396    $ 1,551,594     $ 810,539       $ 246,498       $ 159,634
 ===========    ===========    ===========     =========       =========       =========


                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                         A20


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                 SUBACCOUNTS
                                                          -------------------------------------------------------------
                                                                  KEMPER SERIES                        MFS
                                                                   HIGH YIELD                       RESEARCH
                                                                   PORTFOLIO                          SERIES
                                                          -----------------------------   -----------------------------
                                                           FOR THE       FOR THE PERIOD    FOR THE      FOR THE PERIOD
                                                          YEAR ENDED      JULY 1, 1998*   YEAR ENDED     JULY 1, 1998*
                                                          DECEMBER 31,    TO DECEMBER     DECEMBER 31,    TO DECEMBER
                                                              1999          31, 1998         1999          31, 1998
                                                          ---------        ---------      -----------     -----------
OPERATIONS
  Net investment income (loss) .........................  $  37,322        $    (461)     $    (3,837)    $  (1,026)
  Capital gains distributions received .................          0                0           11,256             0
  Realized gain (loss) on shares redeemed ..............    (18,280)          (1,269)            (899)       (1,568)
  Net change in unrealized gain (loss) on investments ..    (12,276)           2,494          354,168       115,832
                                                          ---------        ---------      -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................      6,766              764          360,688       113,238
                                                          ---------        ---------      -----------     ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments .............................    173,227           53,378          438,073       133,668
  Policy Loans .........................................     (1,521)            (147)          (8,294)         (161)
  Policy Loan Repayments and Interest ..................          0                0              953         2,032
  Surrenders, Withdrawals and Death Benefits ...........   (121,301)            (283)         (48,648)       (1,701)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ..................................    104,866          301,982          399,484       643,159
                                                          ---------        ---------      -----------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ............................................    155,271          354,930          781,568       776,997
                                                          ---------        ---------      -----------     ---------
TOTAL INCREASE IN NET ASSETS ...........................    162,037          355,694        1,142,256       890,235

NET ASSETS
  Beginning of period ..................................    355,694                0          890,235             0
                                                          ---------        ---------      -----------     ---------
  End of period ........................................  $ 517,731        $ 355,694      $ 2,032,491     $ 890,235
                                                          =========        =========      ===========     =========


* Became available (Note 1)


                             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                           A21




                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
          DREYFUS                   FRANKLIN TEMPLETON               FRANKLIN TEMPLETON
         SMALL CAP                      INTERNATIONAL                DEVELOPING MARKETS
         PORTFOLIO                          FUND                             FUND
-----------------------------    ------------------------------   -----------------------------
   FOR THE     FOR THE PERIOD      FOR THE      FOR THE  PERIOD      FOR THE     FOR THE PERIOD
 YEAR ENDED    JULY 1, 1998*      YEAR ENDED    JULY 1, 1998*       YEAR ENDED    JULY 1, 1998*
DECEMBER 31,    TO DECEMBER      DECEMBER 31,    TO DECEMBER       DECEMBER 31,   TO DECEMBER
    1999         31, 1998            1999          31, 1998           1999          31, 1998
-------------  ---------------   -------------  --------------    -------------     ----------

 $     (6,970) $        (1,558)  $       8,449        $   (499)   $       1,036     $     (197)
            0           15,555          40,748               0                0              0
       (4,526)          (4,972)         (7,657)         (1,543)          (2,270)          (596)
      460,563          123,615          88,457          14,401          114,745         22,483
-------------  ---------------   -------------  --------------    -------------     ----------

      449,067          132,640         129,997          12,359          113,511         21,690
-------------  ---------------   -------------  --------------    -------------     ----------


      589,654          214,097         221,240          75,071           98,906         26,331
       (8,178)            (243)         (2,054)           (328)          (1,052)           (37)
          953                0              16               0              331              0
      (56,888)            (807)        (24,939)           (237)         (25,545)             0

      318,646          958,721         105,806         300,233           56,160        118,552
-------------  ---------------   -------------  --------------    -------------     ----------


      844,187        1,171,768         300,069         374,739          128,800        144,846
-------------  ---------------   -------------  --------------    -------------     ----------
    1,293,254        1,304,408         430,066         387,098          242,311        166,536


    1,304,408                0         387,098               0          166,536              0
-------------  ---------------   -------------  --------------    -------------     ----------
 $  2,597,662  $     1,304,408   $     817,164  $      387,098    $     408,847     $  166,536
=============  ===============   =============  ==============    =============     ==========

                                              A22

                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                           --------------------------------------------------------------------
                                                             PRUDENTIAL        PRUDENTIAL
                                                             DIVERSIFIED       HIGH YIELD       PRUDENTIAL         PRUDENTIAL
                                                                BOND             BOND         EQUITY INCOME     JENNISON GROWTH
                                                              PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                           ----------------    ----------    ----------------   ---------------
                                                           FOR THE PERIOD       FOR THE       FOR THE PERIOD        FOR THE
                                                           FEBRUARY 1, 1999*   YEAR ENDED    FEBRUARY 1, 1999*     YEAR ENDED
                                                             TO DECEMBER        DECEMBER        TO DECEMBER         DECEMBER
                                                              31, 1999          31, 1999         31, 1999           31, 1999
                                                           ----------------    ----------    ----------------   ---------------

OPERATIONS
  Net investment income (loss) ...........................     $      (118)   $    (1,925)       $        86        $    (4,421)
  Capital gains distributions received ...................              77              0                570            137,237
  Realized gain (loss) on shares redeemed ................            (129)        (1,401)               (18)              (459)
  Net change in unrealized gain (loss) on investments ....            (277)           727               (410)           666,183
                                                               -----------    -----------        -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS ..............................            (447)        (2,599)               228            798,540
                                                               -----------    -----------        -----------        -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments ...............................           7,942        250,352              3,686            890,625
  Policy Loans ...........................................               0              0                  0            (10,416)
  Policy Loan Repayments and Interest ....................               0              0                  0                  0
  Surrenders, Withdrawals and Death Benefits .............          (4,100)          (101)               (56)           (53,253)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ....................................          27,970        755,327              1,950          2,509,781
                                                               -----------    -----------        -----------        -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................................          31,812      1,005,578              5,580          3,336,737
                                                               -----------    -----------        -----------        -----------

TOTAL INCREASE IN NET ASSETS                                        31,365      1,002,979              5,808          4,135,277

NET ASSETS
  Beginning of period ....................................               0              0                  0                  0
                                                               -----------    -----------        -----------        -----------
  End of period ..........................................     $    31,365    $ 1,002,979        $     5,808        $ 4,135,277
                                                               ===========    ===========        ===========        ===========

* Became available (Note 1)

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                               A23


                                       SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------
                   AMERICAN        AMERICAN          AMERICAN              DREYFUS
   PRUDENTIAL       CENTURY       CENTURY VP          CENTURY            DISCIPLINED          JP MORGAN
     GLOBAL       VP BALANCED    INTERNATIONAL        VP VALUE              STOCK                BOND
    PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO            PORTFOLIO            PORTFOLIO
  -----------     -----------    -------------   -----------------    -----------------      -----------
     FOR THE        FOR THE         FOR THE        FOR THE PERIOD         FOR THE              FOR THE
   YEAR ENDED     YEAR ENDED      YEAR ENDE      FEBRUARY 1, 1999*    FEBRUARY 1, 1999*       YEAR ENDED
    DECEMBER       DECEMBER         DECEMBER        TO DECEMBER         TO DECEMBER            DECEMBER
    31, 1999       31, 1999         31, 1999         31, 1999            31, 1999              31, 1999
  -----------     -----------    -------------   -----------------    -----------------      -----------


  $    (1,139)       $     37      $       (58)       $      (107)            $      95       $     709
        2,117           1,127                0                962                     0              33
          314            (308)              40               (396)                    7             (16)
      288,920           3,389           12,413             (6,954)                1,409            (623)
  -----------        --------      -----------        -----------             ---------       ---------



      290,212           4,245           12,395             (6,495)                1,511             103
  -----------        --------      -----------        -----------             ---------       ---------



      264,610          64,223           25,767            103,008                10,386          47,480
       (3,608)              0                0                  0                     0               0
            0               0                0                  0                     0               0
      (11,332)              0             (715)            (1,343)                    0             (14)

      645,878               0               50             (1,437)                2,281             (21)
  -----------        --------      -----------        -----------             ---------       ---------



      895,548          64,223           25,102            100,228                12,667          47,445
  -----------        --------      -----------        -----------             ---------       ---------

    1,185,760          68,468           37,497             93,733                14,178          47,548


            0               0                0                  0                     0               0
  -----------        --------      -----------        -----------             ---------       ---------
  $ 1,185,760        $ 68,468      $    37,497        $    93,733             $  14,178       $  47,548
  ===========        ========      ===========        ===========             =========       =========


                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                A24



                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                        SUBACCOUNTS
                                                             -------------------------------------------------------------------
                                                                               JP MORGAN         JP MORGAN           MFS
                                                              JP MORGAN      INTERNATIONAL         SMALL          EMERGING
                                                               EQUITY        OPPORTUNITIES        COMPANY          GROWTH
                                                              PORTFOLIO        PORTFOLIO         PORTFOLIO         SERIES
                                                             ----------      -------------       ----------    -----------------
                                                               FOR THE          FOR THE           FOR THE        FOR THE PERIOD
                                                             YEAR ENDED       YEAR ENDED         YEAR ENDED    FEBRUARY 1, 1999*
                                                              DECEMBER         DECEMBER           DECEMBER        TO DECEMBER
                                                              31, 1999         31, 1999           31, 1999         31, 1999
                                                             ----------      -------------       ----------    -----------------
OPERATIONS
  Net investment income (loss)                              $     2,659      $       604        $       (54)         $       (38)
  Capital gains distributions received                               97                0                706                    0
  Realized gain (loss) on shares redeemed                           (92)              (3)               (32)                  (2)
  Net change in unrealized gain (loss) on investments               634            2,980              9,533                7,153
                                                            -----------      -----------        -----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       3,298            3,581             10,153                7,113
                                                            -----------      -----------        -----------          -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments                                       39,867           16,482             26,913                8,406
  Policy Loans                                                        0                0                  0                    0
  Policy Loan Repayments and Interest                                 0                0                  0                    0
  Surrenders, Withdrawals and Death Benefits                       (709)            (511)            (1,281)                   0
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option                                               218              (11)              (133)               3,230
                                                            -----------      -----------        -----------          -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS                                                      39,376           15,960             25,499               11,636
                                                            -----------      -----------        -----------          -----------

TOTAL INCREASE IN NET ASSETS                                     42,674           19,541             35,652               18,749

NET ASSETS:
  Beginning of period                                                 0                0                  0                    0
                                                            -----------      -----------        -----------          -----------
  End of period                                             $    42,674      $    19,541        $    35,652          $    18,749
                                                            ===========      ===========        ===========          ===========

* Became available (Note 1)


                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                          A25


                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE        T. ROWE PRICE            ALLIANCE        PRUDENTIAL SMALL                       T. ROWE PRICE
     MID-CAP             NEW AMERICA             PREMIER         CAPITALIZATION          MFS              EQUITY
     GROWTH               GROWTH                 GROWTH              STOCK                BOND             INCOME
    PORTFOLIO             PORTFOLIO            PORTFOLIO           PORTFOLIO             SERIES           PORTFOLIO
------------------     -----------------  ------------------   ----------------    ----------------    --------------
  FOR THE PERIOD        FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD       FOR THE PERIOD    FOR THE PERIOD
 FEBRUARY 1, 1999*     FEBRUARY 1, 1999*   FEBRUARY 1, 1999*     APRIL 5, 1999*     APRIL 5, 1999*     APRIL 5, 1999*
   TO DECEMBER           TO DECEMBER         TO DECEMBER          TO DECEMBER         TO DECEMBER       TO DECEMBER
    31, 1999               31, 1999           31, 1999             31, 1999            31, 1999           31, 1999
------------------     -----------------  ------------------   ----------------    ----------------    --------------


       $        64           $   102,129         $       228        $    (1,953)        $     6,789        $   127,177
                 0                     0                   0              3,586                 726                  0
                33                (3,716)                (64)             2,963              (3,033)            (6,037)
             1,480                22,549               5,929             92,694             (29,354)          (264,540)
       -----------           -----------         -----------        -----------         -----------        -----------

             1,577               120,962               6,093             97,290             (24,872)          (143,400)
       -----------           -----------         -----------        -----------         -----------        -----------


             5,446               560,447              15,003            188,412             321,314            334,068
                 0                     0                   0                  0                   0             (3,768)
                 0                     0                   0                  0                   0                  0
                 0               (18,304)             (1,186)                 0             (10,548)            (5,710)

             1,763             1,251,885              15,895            521,703             832,994          2,345,816
       -----------           -----------         -----------        -----------         -----------        -----------



             7,209             1,794,028              29,712            710,115           1,143,760          2,670,406
       -----------           -----------         -----------        -----------         -----------        -----------

             8,786             1,914,990              35,805            807,405           1,118,888          2,527,006


                 0                     0                   0                  0                   0                  0
       -----------           -----------         -----------        -----------         -----------        -----------
       $     8,786           $ 1,914,990         $    35,805        $   807,405         $ 1,118,888        $ 2,527,006
       ===========           ===========         ===========        ===========         ===========        ===========



                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                          A26


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABALE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2



STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                     SUBACCOUNTS
                                                         -------------------------------------------------------------------
                                                           NEUBERGER &
                                                             BERMAN           JANUS                                MFS
                                                               AMT          WORLDWIDE       WARBURG PINCUS        GLOBAL
                                                            PARTNERS         GROWTH          FIXED INCOME       GOVERNMENT
                                                            PORTFOLIO       PORTFOLIO         PORTFOLIO           SERIES
                                                         --------------   --------------   --------------     --------------
                                                         FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD     FOR THE PERIOD
                                                         APRIL 5, 1999*   APRIL 5, 1999*  APRIL 5,   1999*    APRIL 5, 1999*
                                                          TO DECEMBER      TO DECEMBER       TO DECEMBER        TO DECEMBER
                                                            31, 1999         31, 1999          31, 1999          31, 1999
                                                         --------------   --------------   --------------     --------------
OPERATIONS
  Net investment income (loss) ......................    $       (1,982)  $       (3,744)  $         (134)    $         (658)
  Capital gains distributions received ..............                 0                0                0                  0
  Realized gain (loss) on shares redeemed ...........              (259)           2,931          (15,654)               764
  Net change in unrealized gain (loss) on investments           (10,787)       1,337,701                0              3,862
                                                         --------------   --------------   --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................           (13,028)       1,336,888          (15,788)             3,968
                                                         --------------   --------------   --------------     --------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments ..........................           315,772          920,193          202,984             86,162
  Policy Loans ......................................                 0          (10,523)               0                  0
  Policy Loan Repayments and Interest ...............                 0                0                0                  0
  Surrenders, Withdrawals and Death Benefits ........                 0          (59,317)               0                  0
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ...............................           492,062        2,605,476         (187,196)           348,265
                                                         --------------   --------------   --------------     --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS .........................................           807,834        3,455,829           15,788            434,427
                                                         --------------   --------------   --------------     --------------
TOTAL INCREASE IN NET ASSETS ........................           794,806        4,792,717                0            438,395

NET ASSETS
  Beginning of period ...............................                 0                0                0                  0
                                                         --------------   --------------   --------------     --------------
  End of period .....................................    $      794,806   $    4,792,717   $            0     $      438,395
                                                         ==============   ==============   ==============     ==============





* Became available (Note 1)

                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                           A27

                        NOTES TO FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    THE PRUDENTIAL VARIABLE LIFE ACCOUNT GI-2
                                DECEMBER 31, 1999

NOTE 1:  GENERAL

         The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred thirty-six subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to twenty of the subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant." Group Variable Universal Life insurance contracts became available to Participants on July 1, 1998.

         The following subaccount options became available on July 31, 1998:
         Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund and Franklin Templeton Developing Markets Fund.

         The following subaccount options became available on January 1, 1999:
         Prudential High Yield Bond Portfolio, Prudential Jennison Growth Portfolio, Prudential Global Portfolio, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolio and JP Morgan Small Company Portfolio.

         The following subaccount options became available on February 1, 1999:
         Prudential Diversified Bond Portfolio, Prudential Equity Income Portfolio, Dreyfus Disciplined Stock Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio and Alliance Premier Growth Portfolio.

         The following subaccount options became available on April 5, 1999:
         Prudential Small Capitalization Stock Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio and MFS Global Government Portfolio.

         Warburg Pincus Fixed Income Portfolio became available on April 5, 1999. At December 31, 1999 there were no balances pertaining to the Warburg Pincus Fixed Income Portfolio in the Account.



NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

         Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.


         Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

         Accrued Expenses Payable to The Prudential Insurance Company of America--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

                                      A28

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

         The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:


                                                                                                     NEUBERGER &
                                         PRUDENTIAL     PRUDENTIAL       PRUDENTIAL                     BERMAN
                                           MONEY        FLEXIBLE          STOCK       PRUDENTIAL    AMT LIMITED
                                           MARKET        MANAGED          INDEX         EQUITY      MATURITY BOND
                                         PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):        404,215         46,919        210,132         53,707         18,624
         Net asset value per share       $    10.00     $    17.64     $    44.45     $    28.90     $    13.24
         Cost:                           $4,042,159     $  792,823     $8,353,668     $1,634,562     $  250,403


                                                                                                      FRANKLIN
                                           KEMPER                        DREYFUS       FRANKLIN      TEMPLETON
                                           SERIES          MFS            SMALL        TEMPLETON     DEVELOPING
                                         HIGH YIELD      RESEARCH          CAP       INTERNATIONAL     MARKETS
                                          PORTFOLIO       SERIES        PORTFOLIO        FUND            FUND
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):        451,835         87,113         39,170         36,938         52,841
         Net asset value per share       $     1.15     $    23.34     $    66.34     $    22.13     $     7.74
         Cost:                           $  527,730     $1,563,220     $2,014,410     $  714,598     $  271,762


                                         PRUDENTIAL     PRUDENTIAL                     PRUDENTIAL
                                         DIVERSIFIED    HIGH YIELD     PRUDENTIAL       JENNISON     PRUDENTIAL
                                            BOND           BOND       EQUITY INCOME      GROWTH        GLOBAL
                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          2,865        133,421            297        127,714         38,287
         Net asset value per share       $    10.95     $     7.52     $    19.52     $    32.39     $    30.98
         Cost:                           $   31,653     $1,002,601     $    6,220     $3,470,493     $  897,224


                                          AMERICAN       AMERICAN       AMERICAN        DREYFUS
                                          CENTURY       CENTURY VP      CENTURY       DISCIPLINED    JP MORGAN
                                         VP BALANCED   INTERNATIONAL    VP VALUE         STOCK          BOND
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          8,792          3,000         15,759            526          4,231
         Net asset value per share       $     7.79     $    12.50     $     5.95     $    26.92     $    11.24
         Cost:                           $   65,103     $   25,097     $  100,721     $   12,774     $   48,188


                                                                                                       T. ROWE
                                                        JP MORGAN       JP MORGAN         MFS           PRICE
                                          JP MORGAN    INTERNATIONAL      SMALL        EMERGING        MID-CAP
                                            EQUITY     OPPORTUNITIES     COMPANY        GROWTH         GROWTH
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          2,460          1,413          2,131            494            503
         Net asset value per share       $    17.35     $    13.83     $    16.73     $    37.94     $    17.46
         Cost:                           $   42,055     $   16,568     $   26,132     $   11,602     $    7,308


                                                       A29

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
           (CONTINUED)


                                                                SUBACCOUNTS (CONTINUED)
                                         ----------------------------------------------------------------------
                                            T. ROWE                     PRUDENTIAL                     T. ROWE
                                             PRICE       ALLIANCE         SMALL                         PRICE
                                         NEW AMERICAN    PREMIER      CAPITALIZATION      MFS           EQUITY
                                            GROWTH        GROWTH          STOCK          BOND           INCOME
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):         73,171            885         49,702        102,404        134,966
         Net asset value per share       $    26.18     $    40.45     $    16.25     $    10.93     $    18.73
         Cost:                           $1,893,087     $   29,889     $  714,975     $1,148,637     $2,792,467


                                                          SUBACCOUNTS (CONTINUED)
                                         ---------------------------------------------------------
                                           NEUBERGER &                   WARBURG
                                            BERMAN         JANUS         PINCUS           MFS
                                              AMT        WORLDWIDE        FIXED         GLOBAL
                                           PARTNERS       GROWTH         INCOME        GOVERNMENT
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES
                                         ----------     ----------     ----------     ----------
         Number of shares (rounded):         40,482        100,402              0         43,723
         Net asset value per share       $    19.64     $    47.75     $        0     $    10.03
         Cost:                           $  805,868     $3,456,528     $        0     $  434,686



NOTE 4:  PARTICIPANT UNIT INFORMATION

         Outstanding Participant units, unit values and total value of Participant equity at December 31, 1999 were as follows:


                                                                           SUBACCOUNTS
                                          ----------------------------------------------------------------------
                                                                                                     NEUBERGER &
                                          PRUDENTIAL    PRUDENTIAL      PRUDENTIAL                     BERMAN
                                           MONEY         FLEXIBLE         STOCK       PRUDENTIAL     AMT LIMITED
                                           MARKET         MANAGED         INDEX         EQUITY      MATURITY BOND
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding
           (rounded):                         379,106         75,005        705,174        137,983         24,124
         Unit Value (rounded):           $    10.66     $    11.03     $    13.24     $    11.24     $    10.22
         TOTAL PARTICIPANT EQUITY:       $4,040,725     $  827,348     $9,337,036     $1,551,594     $  246,498


                                                                   SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------
                                                                                                      FRANKLIN
                                             KEMPER                       DREYFUS      FRANKLIN       TEMPLETON
                                             SERIES          MFS           SMALL       TEMPLETON      DEVELOPING
                                           HIGH YIELD      RESEARCH         CAP       INTERNATIONAL    MARKETS
                                           PORTFOLIO        SERIES       PORTFOLIO        FUND           FUND
                                           ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding:
           (rounded):                         52,964        154,992        210,114         70,501         26,144
         Unit Value (rounded):            $     9.78     $    13.11     $    12.36     $    11.59     $    15.64
         TOTAL PARTICIPANT EQUITY:        $  517,731     $2,032,491     $2,597,662     $  817,164     $  408,847


                                                                    SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------
                                          PRUDENTIAL      PRUDENTIAL                   PRUDENTIAL
                                          DIVERSIFIED     HIGH YIELD    PRUDENTIAL      JENNISON      PRUDENTIAL
                                            BOND            BOND      EQUITY INCOME      GROWTH        GLOBAL
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding
           (rounded):                          3,176         97,556            521        311,155         82,663
         Unit Value (rounded):           $     9.88     $    10.28     $    11.14     $    13.29     $    14.34
         TOTAL PARTICIPANT EQUITY:       $   31,365     $1,002,979     $    5,808     $4,135,277     $1,185,760

                                                          A30


                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                              AMERICAN       AMERICAN       AMERICAN       DREYFUS
                                               CENTURY      CENTURY VP      CENTURY      DISCIPLINED     JP MORGAN
                                             VP BALANCED  INTERNATIONAL    VP VALUE         STOCK           BOND
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
         Participant Units Outstanding:
           (rounded)                             6,337          2,445          9,283          1,221          4,827
         Unit Value (rounded):              $    10.80     $    15.34     $    10.10     $    11.61     $     9.85
         TOTAL PARTICIPANT EQUITY:          $   68,468     $   37,497     $   93,733     $   14,178     $   47,548



                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                                                                                           T. ROWE
                                                           JP MORGAN       JP MORGAN          MFS           PRICE
                                             JP MORGAN    INTERNATIONAL      SMALL         EMERGING        MID-CAP
                                              EQUITY      OPPORTUNITIES     COMPANY         GROWTH         GROWTH
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO        SERIES       PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
          Participant Units Outstanding:
            (rounded)                            3,672          1,478          2,534          1,124            694
          Unit Value (rounded):             $    11.62     $    13.22     $    14.07     $    16.68     $    12.66
          TOTAL PARTICIPANT EQUITY:         $   42,674     $   19,541     $   35,652     $   18,749     $    8,786


                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                               T. ROWE                   PRUDENTIAL                      T. ROWE
                                                PRICE       ALLIANCE        SMALL                         PRICE
                                            NEW AMERICAN    PREMIER     CAPITALIZATION      MFS           EQUITY
                                               GROWTH        GROWTH          STOCK          BOND          INCOME
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
          Participant Units Outstanding:
            (rounded)                            169,786        2,937         67,090        115,232         258,511
          Unit Value (rounded):             $      11.28   $    12.19     $    12.03     $     9.71     $      9.78
          TOTAL PARTICIPANT EQUITY:         $  1,914,990   $   35,805     $  807,405     $1,118,888     $ 2,527,006


                                                            SUBACCOUNTS (CONTINUED)
                                            --------------------------------------------------------
                                             NEUBERGER &                   WARBURG
                                              BERMAN          JANUS        PINCUS            MFS
                                                AMT         WORLDWIDE       FIXED          GLOBAL
                                              PARTNERS       GROWTH        INCOME        GOVERNMENT
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO        SERIES
                                            -----------   -------------   ----------     -----------
          Participant Units Outstanding:
            (rounded)                             78,651      317,129              0         43,347
          Unit Value (rounded):             $      10.11   $    15.11     $        0     $    10.11
          TOTAL PARTICIPANT EQUITY:         $    794,806   $4,792,717     $        0     $  438,395

                                      A31

NOTE 5: CHARGES AND EXPENSES

     A.   Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets representing equity of participants in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

     B.   Transaction Related Charges

          There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

          o Surrenders and partial withdrawals -- Not to exceed the lesser of $20 or 2% of the amount received.

          o    Loans -- Not to exceed $20 for each loan made.

          o Transfers -- Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

          o Additional statement requests related to a participant's insurance -- Not to exceed $20 per statement.

     C.   Cost of Insurance Charges and Other Related Charges

          Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and
          (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 6: TAXES

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the periods ended December 31, 1999 and 1998 were as follows:


                                                                          SUBACCOUNTS
                                      ---------------------------------------------------------------------------
                                              PRUDENTIAL                PRUDENTIAL             PRUDENTIAL
                                                MONEY                    FLEXIBILE                STOCK
                                                MARKET                    MANAGED                 INDEX
                                              PORTFOLIO*                PORTFOLIO*              PORTFOLIO*
                                      ----------------------     ---------------------    -----------------------
                                         1999          1998         1999        1998        1999           1998
                                      ---------     --------     ---------    --------    ----------    ---------
        Participant Contributions:    $ 453,204     $ 23,681     $  54,334    $ 45,583    $  692,580    $ 137,804
        Participant Redemptions:      $ (96,770)    $ (1,009)    $ (19,911)   $ (5,001)   $ (114,529)   $ (10,681)


                                                                 SUBACCOUNTS (CONTINUED)
                                       ---------------------------------------------------------------------------
                                                                       NEUBERGER &
                                                                         BERMAN                 KEMPER
                                             PRUDENTIAL                AMT LIMITED              SERIES
                                               EQUITY                 MATURITY BOND            HIGH YIELD
                                             PORTFOLIO*                PORTFOLIO*              PORTFOLIO*
                                      ----------------------     --------------------     -----------------------
                                         1999          1998        1999         1998          1999         1998
                                      ---------     --------     ---------    --------    ----------    ---------
        Participant Contributions:    $  86,324     $ 87,843     $ 16,483     $ 17,321     $  46,425    $  40,569
        Participant Redemptions:      $ (29,080)    $ (7,104)    $ (8,144)    $ (1,536)    $ (30,466)   $  (3,564)

* See Footnote #1 for Dates of Availability

                                              A32


                                                   SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------
                                                                        DREYFUS
                                                MFS                      SMALL
                                             RESEARCH                     CAP
                                              SERIES*                  PORTFOLIO*
                                      ----------------------     ---------------------
                                         1999         1998          1999        1998
                                      ---------     --------     ---------    --------
        Participant Contributions:    $ 107,972     $ 90,308     $ 136,497    $ 143,602
        Participant Redemptions:      $ (36,821)    $ (6,467)    $ (55,763)   $ (14,222)


                                                     SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------
                                                                       FRANKLIN
                                             FRANKLIN                 TEMPLETON
                                             TEMPLETON                DEVELOPING
                                           INTERNATIONAL                MARKETS
                                                FUND*                    FUND*
                                      ----------------------     ---------------------
                                         1999          1998          1999        1998
                                      ---------      --------     ---------    --------
        Participant Contributions:    $  47,967      $ 45,363     $ 17,497     $ 17,730
        Participant Redemptions:      $ (18,447)     $ (4,382)    $ (7,612)    $ (1,471)


                                                             SUBACCOUNTS (CONTINUED)
                                     ------------------------------------------------------------------
                                     PRUDENTIAL     PRUDENTIAL                  PRUDENTIAL
                                     DIVERSIFIED    HIGH YIELD    PRUDENTIAL     JENNISON    PRUDENTIAL
                                         BOND          BOND      EQUITY INCOME    GROWTH       GLOBAL
                                      PORTFOLIO*    PORTFOLIO*     PORTFOLIO*   PORTFOLIO*   PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  4,056      $ 113,378     $    616      $ 335,899    $   89,688
        Participant Redemptions:      $   (880)     $ (15,822)    $    (95)     $ (24,744)   $   (7,025)


                                                          SUBACCOUNTS (CONTINUED)
                                     -------------------------------------------------------------------
                                       AMERICAN     AMERICAN      AMERICAN      DREYFUS
                                       CENTURY     CENTURY VP     CENTURY     DISCIPLINED   JP MORGAN
                                     VP BALANCED INTERNATIONAL    VP VALUE       STOCK         BOND
                                     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*   PORTFOLIO*   PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  9,208      $  3,097      $  12,833     $  1,603     $  5,809
        Participant Redemptions:      $ (2,871)     $   (652)     $  (3,550)    $   (382)    $   (982)


                                                          SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------------------------
                                                                                              T. ROWE
                                                   JP MORGAN     JP MORGAN       MFS           PRICE
                                      JP MORGAN  INTERNATIONAL     SMALL       EMERGING       MID-CAP
                                        EQUITY   OPPORTUNITIES    COMPANY       GROWTH        GROWTH
                                      PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     SERIES*      PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  5,746      $   1,739     $   3,682     $  1,538     $    871
        Participant Redemptions:      $ (2,074)     $    (261)    $  (1,148)    $   (414)    $   (177)


                                                          SUBACCOUNTS (CONTINUED)
                                     ------------------------------------------------------------------
                                       T. ROWE                    PRUDENTIAL                 T. ROWE
                                        PRICE       ALLIANCE        SMALL                     PRICE
                                     NEW AMERICAN   PREMIER     CAPITALIZATION    MFS         EQUITY
                                        GROWTH       GROWTH         STOCK         BOND        INCOME
                                      PORTFOLIO*   PORTFOLIO*     PORTFOLIO*     SERIES*     PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $ 186,125     $  3,754      $  76,878     $ 128,233   $  276,342
        Participant Redemptions:      $ (16,339)    $   (817)     $  (9,738)    $ (13,001)  $  (17,831)

* See Footnote #1 for Dates of Availability

                                                 A33


                                                   SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------
                                      NEUBERGER &                 WARBURG
                                        BERMAN       JANUS         PINCUS        MFS
                                          AMT      WORLDWIDE        FIXED       GLOBAL
                                       PARTNERS      GROWTH         INCOME    GOVERNMENT
                                      PORTFOLIO*   PORTFOLIO*     PORTFOLIO*    SERIES*
                                      ---------     --------      ---------     --------
                                         1999          1999          1999         1999
                                      ---------     --------      ---------     --------

        Participant Contributions:    $  83,052     $  342,726    $  43,848     $  51,537
        Participant Redemptions:      $  (4,401)    $  (25,597)   $ (43,848)    $  (8,190)

NOTE 8: PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund or the non-Prudential administered funds for the year ended December 31, 1999 were as follows:


                                                                       SUBACCOUNTS
                                      ---------------------------------------------------------------------
                                                                                               NEUBERGER &
                                       PRUDENTIAL    PRUDENTIAL    PRUDENTIAL                    BERMAN
                                         MONEY       FLEXIBLE       STOCK       PRUDENTIAL     AMT LIMITED
                                         MARKET       MANAGED       INDEX         EQUITY      MATURITY BOND
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  4,714,999  $   574,750   $ 8,353,801   $   916,764    $   167,349
        Sales:                        $ (1,016,966) $  (210,859)  $(1,380,979)  $  (310,791)   $   (82,596)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                                                                              FRANKLIN
                                          KEMPER                    DREYFUS      FRANKLIN     TEMPLETON
                                          SERIES         MFS         SMALL       TEMPLETON    DEVELOPING
                                        HIGH YIELD    RESEARCH         CAP     INTERNATIONAL    MARKETS
                                        PORTFOLIO*     SERIES*     PORTFOLIO*      FUND*          FUND*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  452,142    $ 1,189,402   $ 1,432,848   $  485,520     $ 219,931
        Sales:                        $ (296,871)   $  (407,834)  $  (588,662)  $ (185,451)    $ (91,131)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                       PRUDENTIAL    PRUDENTIAL                 PRUDENTIAL
                                       DIVERSIFIED   HIGH YIELD   PRUDENTIAL     JENNISON      PRUDENTIAL
                                          BOND          BOND    EQUITY INCOME     GROWTH         GLOBAL
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  40,449     $ 1,165,905   $  6,626      $ 3,612,218    $  977,382
        Sales:                        $ (8,637)     $  (160,327)  $ (1,046)     $  (275,482)   $  (81,834)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                        AMERICAN      AMERICAN     AMERICAN     DREYFUS
                                        CENTURY      CENTURY VP    CENTURY     DISCIPLINED     JP MORGAN
                                       VP BALANCED INTERNATIONAL   VP VALUE       STOCK           BOND
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $   93,336    $  32,164     $  137,698    $  16,785      $ 57,131
        Sales:                        $  (29,113)   $  (7,061)    $  (37,470)   $  (4,118)     $ (9,686)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                                                                                 T. ROWE
                                                    JP MORGAN      JP MORGAN        MFS           PRICE
                                       JP MORGAN  INTERNATIONAL      SMALL       EMERGING        MID-CAP
                                         EQUITY   OPPORTUNITIES     COMPANY       GROWTH         GROWTH
                                       PORTFOLIO*   PORTFOLIO*     PORTFOLIO*     SERIES*       PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  61,636     $  18,853     $  37,629     $  16,273      $  9,230
        Sales:                        $ (22,260)    $  (2,892)    $ (12,130)    $  (4,637)     $ (2,022)


* See Footnote #1 for Dates of Availability

                                                     A34


                                                           SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------------
                                         T. ROWE                  PRUDENTIAL                   T. ROWE
                                          PRICE      ALLIANCE       SMALL                       PRICE
                                       NEW AMERICAN  PREMIER    CAPITALIZATION     MFS          EQUITY
                                         GROWTH       GROWTH        STOCK          BOND         INCOME
                                       PORTFOLIO*   PORTFOLIO*    PORTFOLIO*      SERIES*      PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $ 1,963,741   $  38,407     $  818,974    $ 1,270,214    $ 2,849,371
        Sales:                        $  (169,713)  $  (8,695)    $ (108,859)   $  (126,454)   $  (178,966)


                                                      SUBACCOUNTS (CONTINUED)
                                      -----------------------------------------------------
                                       NEUBERGER &                 WARBURG
                                        BERMAN        JANUS         PINCUS          MFS
                                          AMT       WORLDWIDE       FIXED         GLOBAL
                                        PARTNERS      GROWTH        INCOME      GOVERNMENT
                                       PORTFOLIO*   PORTFOLIO*    PORTFOLIO*      SERIES*
                                      ------------  -----------   -----------   -----------
        Purchases:                    $  851,634    $ 3,752,576   $  437,125    $  517,340
        Sales:                        $  (43,801)   $  (296,747)  $ (420,939)   $  (82,913)


* See Footnote #1 for Dates of Availability

                                                          A35

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants of the Group Variable Universal Life Subaccounts of The Prudential Variable Contract Account GI-2 and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund, Franklin Templeton Developing Markets Fund, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Equity Income Portfolio, Prudential Jennison Growth Portfolio, Prudential Global Portfolio, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, Dreyfus Disciplined Stock Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolios, JP Morgan Small Company Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio, Alliance Premier Growth Portfolio, Prudential Small Capitalization Stock Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio, Warburg Pincus Fixed Income Portfolio and MFS Global Government Series) of the Prudential Variable Contract Account GI-2 at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for the periods ended December 31, 1999 and 1998 (see Note 1 of the accompanying financial statements), in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 17, 2000

                                       A36

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51

PROSPECTUS
May 1, 2000

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE INSURANCE

This document is a prospectus. It tells you about a GROUP VARIABLE UNIVERSAL LIFE INSURANCE contract issued by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") for group insurance sponsored by the American Institute of Certified Public Accountants ("AICPA") Insurance Trust. Prudential has issued the Group Contract to Bankers Trust Company, as Trustee of the AICPA Insurance Trust. We refer in this prospectus to Bankers Trust Company as "your Group Contractholder."

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

The Group Contract and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals and loans are available but certain rules and limits apply to how they work.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because they describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 52. It's easy to recognize a defined term--we capitalize them.

A WORD ABOUT REPLACING YOUR LIFE INSURANCE. You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage--either by asking for a new policy or by buying additional insurance--than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should also get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE AVAILABLE FUNDS.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Prudential Insurance Company of America
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874

The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

GL.2000.116

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (called the "Separate Account") has a number of variable investment options, ten of which are currently available to Participants. We call each option a "Subaccount." We will invest the assets of each Subaccount in The Prudential Series Fund, Inc. (called the "Series Fund") or in certain other mutual fund portfolios. When we refer to "Funds" in this prospectus, we mean all or any of these funds.

Participants may choose as investment options from among the ten Funds selected by your Group Contractholder. Participants may also choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.) Your Group Contractholder may, in the future, select up to ten additional Funds that would then be available to Participants.

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.

We describe the ten Funds chosen by your Group Contractholder briefly in the section called "THE FUNDS." It starts on page 14. We will send you a prospectus for each Fund. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

                               TABLE OF CONTENTS

                                                                         PAGE
BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE................... 1

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES................. 9

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE CONTRACT
ACCOUNT GI-2, AND THE VARIABLE INVESTMENT OPTIONS UNDER THE
CERTIFICATES.............................................................. 13
            The Prudential Insurance Company of America................... 13
            The Prudential Variable Contract Account GI-2................. 14

THE FUNDS................................................................. 14
            Fund Names and Objectives..................................... 15
            Fund Fees and Expenses........................................ 17
            Fund Advisers................................................. 18
            The Fixed Account............................................. 19

DETAILED INFORMATION ABOUT THE CERTIFICATES............................... 20
            How Prudential Issues Certificates............................ 20
            A "Free Look" Period.......................................... 21
            Procedures.................................................... 21
            Premiums...................................................... 21
            Effective Date of Insurance................................... 22
            How Prudential Will Deposit and Invest Premium Payments....... 23
            How You Can Change the Way Prudential Allocates
               Future Premium Payments.................................... 23
            How You Can Transfer Amounts in Your Certificate Fund
               from One Investment Option to Another...................... 24
            Dollar Cost Averaging......................................... 24
            Death Benefits................................................ 25
            Changes in Face Amount........................................ 28
            Charges and Expenses.......................................... 30
            Dividends or Experience Credits............................... 32
            Cash Surrender Value.......................................... 32
            Full Surrenders............................................... 33
            Paid-up Coverage.............................................. 33
            Partial Withdrawals........................................... 34
            Loans......................................................... 35
            Lapse......................................................... 36
            Termination of the Group Contractholder's Participation in the
            Group Contract................................................ 36
            Participants Who Are No Longer Eligible Group Members......... 37
            Options on Termination of Coverage............................ 37
            Reinstatement................................................. 39
            Tax Treatment of Certificate Benefits......................... 39

            When Proceeds Are Paid........................................ 42
            Beneficiary................................................... 43
            Incontestability.............................................. 43
            Misstatement of Age........................................... 43
            Suicide Exclusion............................................. 43
            Modes of Settlement........................................... 44
            Assignment.................................................... 45
            Applicant Owner Provision..................................... 45
            Voting Rights................................................. 46
            Substitution of Fund Shares................................... 47
            Additional Insurance Benefits................................. 47
            Reports....................................................... 48
            Sale of the Contract.......................................... 49
            Ratings and Advertisements.................................... 49
            State Regulation.............................................. 49
            Experts....................................................... 50
            Litigation.................................................... 50

DEFINITIONS OF SPECIAL TERMS USED IN THE PROSPECTUS....................... 52

DIRECTORS AND OFFICERS OF PRUDENTIAL...................................... 55

FINANCIAL STATEMENTS OF THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2.......................... A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF
   AMERICA AND ITS SUBSIDIARIES........................................... B1

YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about Group Variable Universal Life Insurance issued under the AICPA Insurance Trust. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.

WHAT IS THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is the insurance contract issued by Prudential to Bankers Trust Company, as trustee of the AICPA Insurance Trust.

The Group Contract states all the terms of the agreement between Prudential and the sponsoring group. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance. Eligible Group Members may buy coverage for certain dependents.

We will give a Certificate to each Eligible Group Member or Applicant Owner who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

On the date of the Contract Anniversary, if all required premium payments have been paid for the year and the Group Contract remains in force, Prudential will determine whether a divisible surplus exists. If a divisible surplus exists, Prudential will determine the share to allocate to the Group Contract. You will receive your portion of the divisible surplus in the form of an annual refund that ordinarily will be applied as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.

HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, based on the amounts available for your group. Prudential will calculate the Death Benefit like this:

* The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.

See the DEATH BENEFITS section on page 25.

HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

* The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender MINUS any Certificate Debt and outstanding charges.

See the CASH SURRENDER VALUE section on page 32.

WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. Prudential also requires you to pay an initial premium for the cost of coverage for the first two months.

If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.

See the PREMIUMS section on page 21.

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has ten Subaccounts currently available to Participants. We invest the assets of each Subaccount in its corresponding Fund.

We will not permit your Group Contractholder to substitute other Funds for the ten Funds it has already selected. However, in the future your Group Contractholder may select up to ten additional Funds.

You may invest only in the Funds chosen by your Group Contractholder and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 19.)

See THE FUNDS section on page 14. Each Fund prospectus provides more detailed information about the specific Fund.

DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 19.

WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks, and expenses.

All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 30. This chart briefly outlines the charges that may be made:

--------------------------------------------------------------------------------
      YOU MAKE A PREMIUM PAYMENT.
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     THEN, PRUDENTIAL DEDUCTS:

     * A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.5%. (In some states, this charge is known as a premium-based administrative charge.)
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     THE REMAINDER IS YOUR NET PREMIUM

     This is the amount that you can invest in one or more of the investment options selected by your Group Contractholder.
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     DAILY CHARGES

     After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

     * A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected.

       Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

     * A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

     In 1999, the total expenses (after expense reimbursement) of the Funds ranged from 0.39% to 1.81% of their average net assets.
--------------------------------------------------------------------------------

                                       -

--------------------------------------------------------------------------------

     MONTHLY CHARGES
     Prudential deducts these charges from your Certificate Fund each month:

     * A CHARGE FOR THE COST OF INSURANCE.

     * Currently, there is no monthly ADMINISTRATIVE EXPENSES CHARGE.
       Prudential reserves the right to deduct such a charge in the future, but such charge will not exceed $4 per month.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     POSSIBLE ADDITIONAL CHARGES

     Your Group Contract also permits Prudential to make the following

     TRANSACTION CHARGES:

     * When you make a WITHDRAWAL from your Certificate Fund. The charge is $10 or 2% of the amount you withdraw, whichever amount is less. Prudential may increase this charge in the future, but it will not exceed $20.

     * Each time you request an ADDITIONAL STATEMENT about your Certificate Fund. The charge is $10. Prudential may increase this charge in the future, but it will not exceed $20.

     * When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge is $10 for each transfer after the 12th one. Prudential may increase this charge in the future, but it will not exceed $20.

     Prudential does not assess a charge for any taxes that may be imposed on the operations of the Separate Account, but reserves the right to do so.
--------------------------------------------------------------------------------

CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?

Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 34 and the FULL SURRENDERS section on page 33.

With respect to purchases or sales involving the Subaccounts, we price transactions as of 4:00 p.m. Eastern time each Busines Day. Such transactions received in good order prior to 4:00 p.m. Eastern time on a given business Day will be priced as of that day.

CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan

(and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

* The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

* The Loan Account earns interest at an effective annual rate equal to the crediting rate of the Fixed Account, which will never be less than 4%. Generally, the interest rate Prudential charges on the loan will range from 1% to 2% greater than the rate of interest Prudential will credit to your Loan Account. Currently, the interest rate on the loan is 1% greater than the interest Prudential will credit to your Loan Account.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.

HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

You may surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or convert the insurance to an individual life insurance policy.

See the OPTIONS ON TERMINATION OF COVERAGE section on page 37.

WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

* First, the Death Benefit is generally not included in the gross income of the beneficiary.

* Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

* Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income.

* Fourth, loans are not generally treated as distributions.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39. You should consult your tax advisor for guidance on your specific situation.

WHAT ARE THE FUNDS' CHARGES?

The following table summarizes the fee and expense information for the available Funds. For more information about the Funds, see THE FUNDS section on page 14.

                                                                                     TOTAL FUND
                                               INVESTMENT                         ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER       (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  THE PRUDENTIAL SERIES FUND, INC.
   Equity Portfolio                               0.45%       --        0.02%            0.47%
   Flexible Managed Portfolio                     0.60%       --        0.02%            0.62%
   Money Market Portfolio                         0.40%       --        0.02%            0.42%
   Stock Index Portfolio                          0.35%       --        0.04%            0.39%

  DREYFUS FUNDS
   Small Cap Portfolio                            0.75%       --        0.03%            0.78%

  FRANKLIN(R) TEMPLETON(R):
  TEMPLETON VARIABLE PRODUCTS SERIES FUND
  (CLASS 2 SHARES)
   Templeton Developing Markets Securities
    Fund (2) (4)                                  1.25%      0.25%      0.31%            1.81%
   Templeton International Securities Fund
    (3)(4)                                        0.69%      0.25%      0.19%            1.13%

  KEMPER VARIABLE SERIES
   High Yield Portfolio                           0.60%       --        0.07%            0.67%

  MFS(R) VARIABLE INSURANCE TRUST SM
   MFS Research Series (5)                        0.75%       --        0.11%            0.86%

  NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  ("AMT") (6)
   AMT Limited Maturity Bond Portfolio            0.65%       --        0.11%            0.76%

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Developing Markets Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees1.25%, Distribution and Service Fees 0.25%, Other Expenses 0.29% and Total Fund Operating Expenses 1.79%.

(3) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assests of the fund as of 12/31/99, and not the assests of the combined fund. However, if the table reflected both the new fees and the combined assests, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%

(4) The fund's class 2 distribution plan or "rule 12b-1" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(6) Neuberger Berman Management Inc. ("NBMI") has undertaken through may 1, 2001 to reimburse certain operating expenses , excluding taxes interest, extraordinary expenses, brokerage commissions and transaction cost, that exceed, in aggregate, 1% of the Limited Maturity Bond's average daily net asset value.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the following pages, we show you examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Group Contract that the Participant is covered under.

Two SETS of three illustrations follow. For each set, we offer three illustrations of how the Certificate works under different assumptions.

ASSUMPTIONS WE USED FOR THE ILLUSTRATIONS

In the FIRST SET of illustrations, the Participant was 35 YEARS OLD when he or she bought the Group Variable Universal Life Insurance Certificate.

In the SECOND SET of illustrations, the Participant was 50 YEARS OLD when he or she bought the Group Variable Universal Life Insurance Certificate.

Here's what we assumed about the Certificate in the illustrations in BOTH SETS of illustrations:

* The Face Amount of insurance under the Certificate is $100,000.

* The Participant paid a premium of $1,200 when the Certificate was first issued. He or she pays the same premium amount each year on the Certificate Anniversary.

* Prudential deducted a 2.5% charge from each premium payment for taxes.

We offer three different illustrations for each set. The illustrations make the same assumptions in both sets, but the outcome will be different because the age of the Participant when he or she bought the insurance is different in each set.

ILLUSTRATION #1

In Illustration #1, we assumed that the charges that Prudential deducts the MAXIMUM LEVEL OF CHARGES for mortality and expense risks, administrative expenses, and cost of insurance charges.

Specifically,

* The charge each month for administrative expenses is $4.

* Prudential deducts daily charges for mortality and expense risks equivalent to an annual charge of 0.90%.

* The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that can be charged are the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of maximum charges, we assumed that the CURRENT CHARGES would be made for the indefinite future.

Specifically,

* There is no monthly administrative charge.

* Prudential deducts daily charges for mortality and expense risks equivalent to an annual charge of 0.45%.

* The Participant has cost of insurance charges equal to the current rates for the indefinite future for a Covered Person in the STANDARD RISK CLASS.

ILLUSTRATION #3

In Illustration #3, we make the same assumptions about the charges Prudential will deduct from the Certificate as in Illustration #2--we assumed that CURRENT CHARGES would be made for the indefinite future.

However, we changed our assumptions about the Participant's cost of insurance charges. Instead of using rates for a Covered Person in the standard risk class, we assumed that the Participant has cost of insurance charges for a Covered Person in the SELECT RISK CLASS.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the ten Funds available to you under the Group Variable Universal Life Insurance contract.

Each illustration shows four different assumptions about the investment performance--or "investment return"--of the Funds. The four different assumptions are:

* gross annual rate of return is 0%

* gross annual rate of return is 4%

* gross annual rate of return is 8%

* gross annual rate of return is 12%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

* The first column shows the CERTIFICATE YEAR.

* The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

* The next four columns show what the DEATH BENEFIT would be for each of the four investment return assumptions (0%, 4%, 8%, and 12%).

* The last four columns show what the CASH SURRENDER VALUE would be for each of the four investment return assumptions (0%, 4%, 8%, and 12%).

You should note that:

* Both "gross" and "net" investment returns are shown.

* "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

* "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 on the one hand, and Illustrations #2 and #3 on the other hand, use different assumptions about charges, the "net" investment returns are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

* Fund expenses equaled 0.79%, which was the average Fund expense in 1999.

* For Illustration #1, Prudential's charges are at 0.90% per year. (In Illustration #1, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4%, 8% and 12% become net returns of -1.69%, 2.31%, 6.31%, and 10.31%.

* For Illustrations #2 and #3, Prudential's charges are at 0.45% per year. (In Illustrations #2 and #3, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4%, 8% and 12% become net returns of -1.24%, 2.76%, 6.76%, and 10.76%.

* The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and investment management fees and other expenses taken out.

* We assumed no loans or partial withdrawals were taken.

* None of the illustrations reflects Dividends or Experience Credits. (Prudential may pay Dividends or Experience Credits to your Group Contractholder, which would be distributed to Participants through annual refunds. See the DIVIDENDS OR EXPERIENCE CREDITS section on page 32.)

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4%, 8%, AND 12%.

                                 ILLUSTRATION #1

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 35
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES


                                                                  Death Benefit (1)
                                        ---------------------------------------------------------------------
                                                      Assuming Hypothetical Gross (and Net)
                                                          Annual Investment Return of
        End of       Premiums           ---------------------------------------------------------------------
      Certificate   Accumulated             0% Gross           4% Gross         8% Gross         12% Gross
         Year     at 4% per year          (-1.69% Net)       (2.31% Net)      (6.31% Net)      (10.31% Net)
         ----     ----------------      -----------------    -------------    -------------    --------------

                1          $1,248               $100,887         $100,929         $100,970          $101,011
                2           2,546                101,746          101,864          101,986           102,111
                3           3,896                102,573          102,804          103,048           103,306
                4           5,300                103,366          103,745          104,157           104,604
                5           6,760                104,124          104,686          105,313           106,012
                6           8,278                104,844          105,623          106,516           107,539
                7           9,857                105,526          106,555          107,768           109,195
                8          11,499                106,167          107,478          109,068           110,991
                9          13,207                106,765          108,391          110,417           112,938
               10          14,984                107,321          109,291          111,817           115,051
               15          24,989                109,380          113,488          119,588           128,648
               20          37,163                109,898          116,687          128,487           149,046
               25          51,974                108,121          117,793          137,845           179,367
               30          69,994                103,022          115,228          146,378           224,312
               35          91,918                      0 (2)      106,187          151,186           290,274
               40         118,592                      0                0 (2)      146,921           390,883 (3)


                     Cash Surrender Value (1)
-------------------------------------------------------------------
             Assuming Hypothetical Gross (and Net)
                  Annual Investment Return of
-------------------------------------------------------------------
 0% Gross         4% Gross         8% Gross           12% Gross
(-1.69% Net)     (2.31% Net)      (6.31% Net)       (10.31% Net)
------------    --------------   --------------    ----------------

       $887              $929             $970              $1,011
      1,746             1,864            1,986               2,111
      2,573             2,804            3,048               3,306
      3,366             3,745            4,157               4,604
      4,124             4,686            5,313               6,012
      4,844             5,623            6,516               7,539
      5,526             6,555            7,768               9,195
      6,167             7,478            9,068              10,991
      6,765             8,391           10,417              12,938
      7,321             9,291           11,817              15,051
      9,380            13,488           19,588              28,648
      9,898            16,687           28,487              49,046
      8,121            17,793           37,845              79,367
      3,022            15,228           46,378             124,312
          0 (2)         6,187           51,186             190,274
          0                 0 (2)       46,921             286,037


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

(3) As illustrated, the certificate's Death Benefit has been increased in order to satisfy the Definition of Life Insurance.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T1

                                 ILLUSTRATION #2

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 35
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
          USING CURRENT CHARGES AND STANDARD COST OF INSURANCE CHARGES


                                                              Death Benefit (1)
                                      -----------------------------------------------------------------
                                                     Assuming Hypothetical Gross (and Net)
                                                         Annual Investment Return of
      End of       Premiums           -----------------------------------------------------------------
    Certificate   Accumulated          0% Gross         4% Gross         8% Gross         12% Gross
       Year     at 4% per year        (-1.24% Net)    (2.76% Net)      (6.76% Net)       (10.76% Net)
       ----     ----------------      ------------    -------------    -------------    ---------------

              1          $1,248          $101,039         $101,084         $101,128           $101,172
              2           2,546           102,066          102,197          102,332            102,470
              3           3,896           103,079          103,341          103,617            103,908
              4           5,300           104,080          104,517          104,990            105,501
              5           6,760           105,069          105,725          106,455            107,265
              6           8,278           105,987          106,907          107,959            109,157
              7           9,857           106,894          108,122          109,564            111,253
              8          11,499           107,790          109,370          111,277            113,574
              9          13,207           108,674          110,653          113,107            116,145
             10          14,984           109,548          111,971          115,060            118,992
             15          24,989           113,473          118,815          126,648            138,157
             20          37,163           116,310          125,715          141,677            168,953
             25          51,974           117,274          131,739          160,440            223,953 (3)
             30          69,994           116,197          136,446          184,034            328,630 (3)
             35          91,918           110,934          137,134          211,552            474,569 (3)
             40         118,592                 0 (2)      126,943          237,573            670,006 (3)


                    Cash Surrender Value (1)
-----------------------------------------------------------------
             Assuming Hypothetical Gross (and Net)
                   Annual Investment Return of
-----------------------------------------------------------------
 0% Gross         4% Gross         8% Gross         12% Gross
(-1.24% Net)    (2.76% Net)      (6.76% Net)       (10.76% Net)
------------    -------------    -------------    ---------------

     $1,039           $1,084           $1,128             $1,172
      2,066            2,197            2,332              2,470
      3,079            3,341            3,617              3,908
      4,080            4,517            4,990              5,501
      5,069            5,725            6,455              7,265
      5,987            6,907            7,959              9,157
      6,894            8,122            9,564             11,253
      7,790            9,370           11,277             13,574
      8,674           10,653           13,107             16,145
      9,548           11,971           15,060             18,992
     13,473           18,815           26,648             38,157
     16,310           25,715           41,677             68,953
     17,274           31,739           60,440            117,974
     16,197           36,446           84,034            195,853
     10,934           37,134          111,552            315,617
          0 (2)       26,943          137,573            490,290


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

(3) As illustrated, the certificate's Death Benefit has been increased in order to satisfy the Definition of Life Insurance.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T2

                                 ILLUSTRATION #3

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 35
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
           USING CURRENT CHARGES AND SELECT COST OF INSURANCE CHARGES

                                                               Death Benefit (1)
                                      ------------------------------------------------------------------
                                                     Assuming Hypothetical Gross (and Net)
                                                          Annual Investment Return of
      End of       Premiums           ------------------------------------------------------------------
    Certificate   Accumulated           0% Gross         4% Gross         8% Gross         12% Gross
       Year     at 4% per year        (-1.24% Net)     (2.76% Net)      (6.76% Net)       (10.76% Net)
       ----     ----------------      -------------    -------------    -------------    ---------------

              1          $1,248           $101,039         $101,084         $101,128           $101,172
              2           2,546            102,066          102,197          102,332            102,470
              3           3,896            103,079          103,341          103,617            103,908
              4           5,300            104,080          104,517          104,990            105,501
              5           6,760            105,069          105,725          106,455            107,265
              6           8,278            105,987          106,907          107,959            109,157
              7           9,857            106,894          108,122          109,564            111,253
              8          11,499            107,790          109,370          111,277            113,574
              9          13,207            108,674          110,653          113,107            116,145
             10          14,984            109,548          111,971          115,060            118,992
             15          24,989            113,473          118,815          126,648            138,157
             20          37,163            116,905          126,374          142,406            169,758
             25          51,974            118,939          133,717          162,804            229,324 (2)
             30          69,994            119,462          140,595          189,394            340,677 (2)
             35          91,918            116,977          145,182          222,628            500,189 (2)
             40         118,592            107,698          142,752          260,221            723,995 (2)

                   Cash Surrender Value (1)
----------------------------------------------------------------
            Assuming Hypothetical Gross (and Net)
                 Annual Investment Return of
----------------------------------------------------------------
 0% Gross         4% Gross         8% Gross         12% Gross
(-1.24% Net)    (2.76% Net)      (6.76% Net)      (10.76% Net)
------------    -------------    -------------    --------------

     $1,039           $1,084           $1,128            $1,172
      2,066            2,197            2,332             2,470
      3,079            3,341            3,617             3,908
      4,080            4,517            4,990             5,501
      5,069            5,725            6,455             7,265
      5,987            6,907            7,959             9,157
      6,894            8,122            9,564            11,253
      7,790            9,370           11,277            13,574
      8,674           10,653           13,107            16,145
      9,548           11,971           15,060            18,992
     13,473           18,815           26,648            38,157
     16,905           26,374           42,406            69,758
     18,939           33,717           62,804           120,803
     19,462           40,595           89,394           203,033
     16,977           45,182          122,628           332,656
      7,698           42,752          160,221           529,798


(1)  Assumes no loan or partial withdrawal has been made.

(2) As illustrated, the certificate's Death Benefit has been increased in order to satisfy the Definition of Life Insurance.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T3

                                 ILLUSTRATION #1

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 50
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES


                                                               Death Benefit (1)
                                      ------------------------------------------------------------------
                                                     Assuming Hypothetical Gross (and Net)
                                                           Annual Investment Return of
        End of       Premiums         ------------------------------------------------------------------
      Certificate   Accumulated         0% Gross          4% Gross         8% Gross         12% Gross
         Year     at 4% per year      (-1.69% Net)       (2.31% Net)      (6.31% Net)     (10.31% Net)
         ----     ----------------    --------------    --------------   --------------   --------------

                1          $1,248         $ 100,408          $100,439         $100,470         $100,501
                2           2,546           100,748           100,825          100,904          100,987
                3           3,896           101,013           101,149          101,295          101,450
                4           5,300           101,193           101,399          101,627          101,876
                5           6,760           101,284           101,567          101,889          102,254
                6           8,278           101,279           101,641          102,068          102,569
                7           9,857           101,173           101,615          102,155          102,810
                8          11,499           100,965           101,481          102,137          102,965
                9          13,207           100,647           101,229          102,001          103,016
               10          14,984           100,211           100,844          101,728          102,940
               15          24,989                 0 (2)             0 (2)            0 (2)            0 (2)
               20          37,163                 0                 0                0                0
               25          51,974                 0                 0                0                0
               30          69,994                 0                 0                0                0
               35          91,918                 0                 0                0                0
               40         118,592                 0                 0                0                0


                   Cash Surrender Value (1)
---------------------------------------------------------------
            Assuming Hypothetical Gross (and Net)
                 Annual Investment Return of
---------------------------------------------------------------
 0% Gross         4% Gross         8% Gross        12% Gross
(-1.69% Net)    (2.31% Net)      (6.31% Net)      (10.31% Net)
------------    -------------    -------------    -------------

       $408             $439             $470             $501
        748              825              904              987
      1,013            1,149            1,295            1,450
      1,193            1,399            1,627            1,876
      1,284            1,567            1,889            2,254
      1,279            1,641            2,068            2,569
      1,173            1,615            2,155            2,810
        965            1,481            2,137            2,965
        647            1,229            2,001            3,016
        211              844            1,728            2,940
          0 (2)            0 (2)            0 (2)            0 (2)
          0                0                0                0
          0                0                0                0
          0                0                0                0
          0                0                0                0
          0                0                0                0


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T4

                                 ILLUSTRATION #2

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 50
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
          USING CURRENT CHARGES AND STANDARD COST OF INSURANCE CHARGES


                                                                 Death Benefit (1)
                                        ---------------------------------------------------------------------
                                                        Assuming Hypothetical Gross (and Net)
                                                            Annual Investment Return of
       End of       Premiums            ---------------------------------------------------------------------
     Certificate   Accumulated              0% Gross          4% Gross         8% Gross         12% Gross
        Year     at 4% per year           (-1.24% Net)       (2.76% Net)      (6.76% Net)      (10.76% Net)
        ----     ----------------       -----------------   --------------   --------------   ---------------

               1          $1,248                $100,749         $100,787         $100,825          $100,863
               2           2,546                 101,488          101,595          101,705           101,819
               3           3,896                 102,218          102,426          102,645           102,877
               4           5,300                 102,940          103,279          103,649           104,049
               5           6,760                 103,652          104,156          104,720           105,348
               6           8,278                 104,007          104,701          105,500           106,415
               7           9,857                 104,357          105,262          106,333           107,597
               8          11,499                 104,703          105,837          107,222           108,906
               9          13,207                 105,045          106,429          108,171           110,356
              10          14,984                 105,382          107,037          109,184           111,962
              15          24,989                 105,024          108,141          112,947           120,304
              20          37,163                 100,437          104,701          112,962           128,459
              25          51,974                       0 (2)            0 (2)      100,839           128,633
              30          69,994                       0                0                0 (2)        99,728
              35          91,918                       0                0                0            67,759
              40         118,592                       0                0                0                 0 (2)



                     Cash Surrender Value (1)
----------------------------------------------------------------
              Assuming Hypothetical Gross (and Net)
                   Annual Investment Return of
----------------------------------------------------------------
  0% Gross         4% Gross         8% Gross        12% Gross
(-1.24% Net)     (2.76% Net)      (6.76% Net)      (10.76% Net)
-------------    -------------    -------------    -------------

        $749             $787             $825             $863
       1,488            1,595            1,705            1,819
       2,218            2,426            2,645            2,877
       2,940            3,279            3,649            4,049
       3,652            4,156            4,720            5,348
       4,007            4,701            5,500            6,415
       4,357            5,262            6,333            7,597
       4,703            5,837            7,222            8,906
       5,045            6,429            8,171           10,356
       5,382            7,037            9,184           11,962
       5,024            8,141           12,947           20,304
         437            4,701           12,962           28,459
           0 (2)            0 (2)          839           28,633
           0                0                0 (2)       24,728
           0                0                0           18,303
           0                0                0                0 (2)


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T5

                                 ILLUSTRATION #3

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 50
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
           USING CURRENT CHARGES AND SELECT COST OF INSURANCE CHARGES


                                                                 Death Benefit (1)
                                        --------------------------------------------------------------------
                                                       Assuming Hypothetical Gross (and Net)
                                                           Annual Investment Return of
       End of       Premiums            --------------------------------------------------------------------
     Certificate   Accumulated              0% Gross           4% Gross         8% Gross        12% Gross
        Year     at 4% per year           (-1.24% Net)       (2.76% Net)      (6.76% Net)      (10.76% Net)
        ----     ----------------       -----------------    -------------    -------------    -------------

               1          $1,248                $100,871         $100,911         $100,952          100,993
               2           2,546                 101,731          101,848          101,968          102,092
               3           3,896                 102,580          102,810          103,053          103,310
               4           5,300                 103,419          103,799          104,212          104,659
               5           6,760                 104,247          104,815          105,449          106,153
               6           8,278                 104,821          105,610          106,514          107,548
               7           9,857                 105,388          106,427          107,652          109,093
               8          11,499                 105,948          107,266          108,867          110,805
               9          13,207                 106,501          108,129          110,163          112,700
              10          14,984                 107,047          109,015          111,548          114,800
              15          24,989                 108,289          112,290          118,307          127,334
              20          37,163                 106,479          112,749          124,039          144,203
              25          51,974                       0 (2)      105,590          123,487          162,929
              30          69,994                       0                0 (2)       86,656          171,842
              35          91,918                       0                0           33,733          165,786
              40         118,592                       0                0                0 (2)      124,018


                   Cash Surrender Value (1)
---------------------------------------------------------------
            Assuming Hypothetical Gross (and Net)
                  Annual Investment Return of
---------------------------------------------------------------
 0% Gross       4% Gross         8% Gross         12% Gross
(-1.24% Net)   (2.76% Net)     (6.76% Net)       (10.76% Net)
------------   ------------    -------------    ---------------

       $871           $911             $952               $993
      1,731          1,848            1,968              2,092
      2,580          2,810            3,053              3,310
      3,419          3,799            4,212              4,659
      4,247          4,815            5,449              6,153
      4,821          5,610            6,514              7,548
      5,388          6,427            7,652              9,093
      5,948          7,266            8,867             10,805
      6,501          8,129           10,163             12,700
      7,047          9,015           11,548             14,800
      8,289         12,290           18,307             27,334
      6,479         12,749           24,039             44,203
          0 (2)      5,590           23,487             62,929
          0              0 (2)       11,656             71,842
          0              0            8,733             65,786
          0              0                0 (2)         24,018


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4%, 8%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T6

GENERAL INFORMATION ABOUT:
*   PRUDENTIAL
*   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
*   THE VARIABLE INVESTMENT OPTIONS UNDER THE CERTIFICATES

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential" or the "Company") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Group Contractholders. The individuals covered under a group plan, such as the Participants under a Group Contract, generally would not be eligible to receive stock or other consideration from Prudential.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon

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Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 129 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Currently, ten Subaccounts are available to Participants as investment options. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Two of the Funds have adopted distribution plans under the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

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FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.

DREYFUS VARIABLE INVESTMENT FUNDS

The portfolios of the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and the Dreyfus Stock Index Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

SMALL CAP PORTFOLIO: Seeks to maximize capital appreciation. The portfolio generally invests at least 65% of its assets in the common stock of U.S. and foreign companies. The portfolio focuses on small-cap companies with total market values of less than $1.5 billion.

FRANKLIN(R) TEMPLETON(R)

The Class 2 portfolios of the Franklin Templeton Variable Insurance Products Trust in which the Separate Account may currently invest and their investment goals and fees are as follows:

TEMPLETON DEVELOPING MARKETS SECURITIES FUND (PREVIOUSLY TEMPLETON DEVELOPING MARKETS FUND): The fund's investment goal is long-term capital appreciation. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in emerging markets or are issued by companies that derive revenue from goods or services produced or have their principal activities or assets in emerging market countries.

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TEMPLETON INTERNATIONAL SECURITIES FUND (PREVIOUSLY TEMPLETON INTERNATIONAL
FUND): The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

KEMPER VARIABLE SERIES

The portfolios of Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and their investment objectives and fees are as follows:

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income.

MFS(R) VARIABLE INSURANCE TRUST SM

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

NEUBERGER BERMAN MANAGEMENT INC. ("NBMI")

The portfolios of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AMT LIMITED MATURITY BOND PORTFOLIO: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

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FUND FEES AND EXPENSES

                                                                                     TOTAL FUND
                                               INVESTMENT                          ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER        (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  THE PRUDENTIAL SERIES FUND, INC.
   Equity Portfolio                               0.45%       --        0.02%            0.47%
   Flexible Managed Portfolio                     0.60%       --        0.02%            0.62%
   Money Market Portfolio                         0.40%       --        0.02%            0.42%
   Stock Index Portfolio                          0.35%       --        0.04%            0.39%

  DREYFUS FUNDS
   Small Cap Portfolio                            0.75%       --        0.03%            0.78%


  FRANKLIN(R) TEMPLETON(R):
  TEMPLETON VARIABLE PRODUCTS SERIES FUND
  (CLASS 2 SHARES)
   Templeton Developing Markets Securities
    Fund(2)(4)                                    1.25%      0.25%      0.31%            1.81%
   Templeton International Securities Fund
    (3)(4)                                        0.69%      0.25%      0.19%            1.13%


  KEMPER VARIABLE SERIES
   High Yield Portfolio                           0.60%       --        0.07%            0.67%

  MFS(R) VARIABLE INSURANCE TRUST SM
   MFS Research Series (5)                        0.75%       --        0.11%            0.86%

  NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
  ("AMT") (6)
   AMT Limited Maturity Bond Portfolio            0.65%       --        0.11%            0.76%

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Developing Markets Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assests of the fund as of 12/31/99, and not the assests of the combined fund. However, if the table reflected both the new fees and the combined assests, the fund's expense after 5/1/00 would be estimated as: Management Fees1.25%, Distribution and Service Fees 0.25%, Other Expenses 0.29% and Total Fund Operating Expenses 1.79%.

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(3) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assests of the fund as of 12/31/99, and not the assests of the combined fund. However, if the table reflected both the new fees and the combined assests, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%

(4) The fund's class 2 distribution plan or "rule 12b-1" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(6) Neuberger Berman Management Inc. ("NBMI") has undertaken through may 1, 2001 to reimburse certain operating expenses, excluding taxes interest, extraordinary expenses, brokerage commissions and transaction cost, that exceed, in aggregate, 1% of the Limited Maturity Bond's average daily net asset value.

FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Prudential Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential and PIC are registered as investment advisers under the Investment Advisers Act of 1940.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Asset Strategy Fund, and International Securities Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager for the Developing Markets Securities Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. Templeton Global Advisors Limited ("TAML" ) serves as an investment manager for Templeton Growth Series Fund. TAML has offices in Lyferd bay Nassau, N.P. Bahamas.

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
Franklin Advisors, Inc. ("FA) serves as an investment-manager for Templeton Global Income Sercurities, Inc. FA has offices at 777 Mariners Island Blvd, San Mateo, CA. 94403. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

The asset manager of the Kemper Variable Series High Yield Portfolio is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the Neuberger Berman Advisers Management Trust AMT Limited Maturity Bond Portfolio and is also the principal underwriter of the portfolio. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

THE FIXED ACCOUNT

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies.

We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND section on page 24. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 42.

Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

DETAILED INFORMATION ABOUT THE CERTIFICATES

HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member must fill out and submit an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. If Prudential approves the person for coverage, that person will become a Covered Person under the Group Variable Universal Life Insurance.

The Eligible Group Member is usually the Participant. But, under your Group Contract, an Eligible Group Member may allow another person the right to make decisions about the coverage. When that happens, Prudential considers the other person to be a Participant. See the ASSIGNMENT and APPLICANT OWNER PROVISION sections on pages 45 and 45.

Prudential will issue a Certificate to each Participant. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance. The minimum Face Amount of insurance for a Certificate is $10,000.

MAXIMUM AGES. Prudential will not issue Certificates for a person who is older than age 74. And, Prudential will generally end a Participant's coverage at the maximum age shown in the Certificate (usually, that is age 100).

When a Participant reaches the maximum age, we make available these two options:

* You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.)

* You can remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

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
The Face Amount of your life insurance coverage may be reduced when you become 75 years old, and again when you become 80 years old. See CHANGES IN FACE AMOUNT on page 28. Also, additional insurance coverages, such as Accidental Death and Dismemberment, will end according to separate rules. See ADDITIONAL INSURANCE BENEFITS on page 47. You should refer to your Certificate to learn when coverage under your Certificate will end.

A "FREE LOOK" PERIOD

Generally, you may return a Certificate for a refund within 30 days after you receive it. This 30-day period is known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing or delivering the Certificate to Aon Securities Corporation. (You may not ask for a refund if your Certificate is a replacement for one previously issued under the Group Contract.)

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 30 days after the initial Group Variable Universal Life Insurance Certificate Date, your premium payments will be invested in the Fixed Account. Prudential reserves the right to limit contributions and transactions during the free look period.

If there is a change in your Group Variable Universal Life Insurance Coverage which results in a new Certificate Date, the free look provision will not apply.

PROCEDURES

Your Group Contract has procedures for how you will conduct transactions under your Group Variable Universal Life Insurance--for example, how you will submit an enrollment form, make premium payments, take loans and withdrawals, and transfer or reallocate money in your Certificate Fund. You should consult the appropriate form to learn what those procedures are. You should submit all forms to Aon Securities Corporation, which is a wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract. Aon Securities Corporation will forward the forms to Prudential. Prudential will consider enrollment forms, payments, orders, and other documents to be "received" when Aon Securities Corporation receives them in good order at the address on the forms.

PREMIUMS

ROUTINE PREMIUM PAYMENTS. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund-- minus Certificate Debt and outstanding charges--to cover each month's charges. If there is not, your insurance will end (in insurance terms, it will "lapse"). See the LAPSE section on page 36 to learn how your insurance will end and what you can do to stop it from ending.

You will also be required to pay a minimum initial premium to become a Participant. The minimum initial premium equals the cost of coverage for the first two months.

ADDITIONAL PREMIUM PAYMENTS. In addition to routine premium payments, you may make additional premium payments, called "lump sums," at any time. Each lump sum must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

HOW YOU WILL PAY PREMIUMS. Participants will remit payments to Aon Securities Corporation (who will pass them on to us).

DEDUCTING PREMIUMS BY AUTOMATIC DEBIT. You may choose to have your premium deducted automatically from your checking account.

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS. If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the month after you meet all of the requirements. If we approve your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the second month after you meet all of the requirements.

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
HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 30.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

* BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account (on your behalf). We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

* DURING THE FIRST 30 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 30 days in the Fixed Account. We will leave the Net Premiums in the Fixed Account for those first 30 days. After that, we will allocate the Net Premiums plus any interest earned to the investment options you selected.

* AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 30 DAYS. After your Certificate has been in effect for 30 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you have not given us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Fixed Account until you furnish complete information.

HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Aon Securities Corporation will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order.

The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund--minus Certificate Debt and outstanding charges--to cover each month's charges. See the LAPSE section on page 36.

We do not charge for changing the allocation of your future premiums.

HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER

You may transfer amounts from one investment option to another--we do not limit the number of transfers between investment options. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

* The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option, if it is less than $100).

* The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

* We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

* We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Aon Securities Corporation on the form we require you to use for this purpose. Aon Securities Corporation will give you a form to use to request a transfer.

Prudential charges $10 for each transfer if you make more than twelve transfers in a Certificate Year. Prudential may increase this charge in the future, up to a maximum of $20.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large, or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

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
You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Aon Securities Corporation will give you a form to request DCA. If Aon Securities Corporation receives your request form in good order by the tenth of a month, we will start DCA processing during the next month. If Aon Securities Corporation receives it after the tenth day of a month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occurs:

* We have completed the designated number of transfers.

* The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

* Aon Securities Corporation receives your written request to end the DCA arrangement. (If Aon Securities Corporation receives your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If Aon Securities Corporation receives it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

* You no longer have coverage under the Group Variable Universal Life Insurance.

We do not charge for the DCA arrangement. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 24.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.

AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of Insurance PLUS the value of the Certificate Fund as of the date of death minus any Certificate Debt and any past due monthly charges.

ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance using the "Cash Value Accumulation Test."

If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal the Certificate Fund divided by the Net Single Premium per dollar of insurance for the Covered Person's Attained Age, at 4% interest. For this purpose, we base the Net Single Premium on the 1980 CSO Table.

The following table shows the Net Single Premiums by Attained Age.

                          TABLE OF NET SINGLE PREMIUMS
                        (Per $1.00 of Insurance Amount)

PERSON'S                 PERSON'S                 PERSON'S
ATTAINED                 ATTAINED                 ATTAINED
 AGE         FACTOR       AGE         FACTOR       AGE         FACTOR
--------     -------     --------     -------     --------     -------
    0        0.08507        34        0.24280        68        0.63861
    1        0.08607        35        0.25097        69        0.65210
    2        0.08857        36        0.25940        70        0.66554
    3        0.09122        37        0.26808        71        0.67888
    4        0.09399        38        0.27700        72        0.69204
    5        0.09692        39        0.28616        73        0.70495
    6        0.10000        40        0.29556        74        0.71751
    7        0.10326        41        0.30519        75        0.72970
    8        0.10669        42        0.31505        76        0.74150
    9        0.11029        43        0.32515        77        0.75295
   10        0.11405        44        0.33548        78        0.76411
   11        0.11796        45        0.34604        79        0.77503
   12        0.12196        46        0.35684        80        0.78573
   13        0.12604        47        0.36787        81        0.79617
   14        0.13015        48        0.37916        82        0.80631
   15        0.13428        49        0.39068        83        0.81605
   16        0.13843        50        0.40245        84        0.82531
   17        0.14260        51        0.41445        85        0.83407
   18        0.14683        52        0.42665        86        0.84238
   19        0.15116        53        0.43904        87        0.85029
   20        0.15562        54        0.45159        88        0.85791
   21        0.16025        55        0.46429        89        0.86536
   22        0.16507        56        0.47713        90        0.87279
   23        0.17012        57        0.49011        91        0.88038
   24        0.17540        58        0.50324        92        0.88834
   25        0.18095        59        0.51652        93        0.89693
   26        0.18676        60        0.52993        94        0.90640
   27        0.19285        61        0.54346        95        0.91689
   28        0.19920        62        0.55706        96        0.92836
   29        0.20581        63        0.57071        97        0.94040
   30        0.21269        64        0.58436        98        0.95211
   31        0.21983        65        0.59798        99        0.96154
   32        0.22722        66        0.61156
   33        0.23488        67        0.62510

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Your beneficiary may receive the Death Benefit in the following ways:

* PRUDENTIAL'S ALLIANCE ACCOUNT. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Your beneficiary can transfer proceeds from the Alliance Account to other modes of settlement at any time. Proceeds in the Alliance Account are part of Prudential's general account. If your beneficiary does not want the money to go to the Alliance Account, he or she can ask Prudential to issue a check instead.

* OTHER OPTIONS. Your beneficiary can arrange with Prudential for the Death Benefit to be paid in a different way (known as "modes of settlement"), if the Death Benefit is $1,000 or more. (You can also elect a different mode of settlement for your beneficiary while you are living.) See the MODES OF SETTLEMENT section on page 44.

CHANGES IN FACE AMOUNT

The Face Amount of Insurance may increase or decrease.

You may choose to increase or decrease the Face Amount of your insurance at certain times according to the Group Contract and Prudential's rules. The Face Amount may also decrease automatically when you reach age 75 and age 80.

Here are some things to keep in mind about changes to the Face Amount of your insurance. You should read your Certificate for more information about how changes work in your case.

When your Face Amount of insurance changes--whether it increases or decreases--the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39. You should consult your tax advisor before you change the Face Amount of your insurance.

INCREASES IN THE FACE AMOUNT OF INSURANCE

Whether you are eligible to increase the Face Amount will depend on several factors at the time you request an increase. These factors include:

* your current Face Amount;

* your age;

* your AICPA membership;

* your State Society of CPA membership; and

* the schedule of coverage available.

* Whenever the Face Amount of insurance increases, Prudential may ask questions about the Covered Person's health, or require the Covered Person to have a medical exam, before the increase can become effective. Based on the answers to the questions or on the exam, Prudential may not allow the increase.

* An increase in the Face Amount will result in higher insurance charges because our net amount at risk will increase.

DECREASES IN THE FACE AMOUNT OF INSURANCE

* You may also be eligible to decrease the Face Amount of your insurance at certain times. The reduced Face Amount must be a scheduled amount available to you.

* A Participant may not decrease the Face Amount to less than $10,000 or below the minimum amount required to maintain status as life insurance under federal tax laws.

* The Face Amount may decrease automatically when you attain ages 75 and 80.

We will calculate the change in the Face Amount at the end of the first Business Day on or after the receipt of your instructions to decrease the Face Amount or when you attain age 75 or 80. The actual decrease will generally take effect on the first Monthly Deduction Date after that. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

HOW WE CALCULATE THE FACE AMOUNT OF YOUR INSURANCE WHEN YOU REACH AGE 75 AND AGE 80

* When you reach age 75, we will reduce the Face Amount to:

  (1) twice the value of the Certificate Fund, or

  (2) 75% of the Face Amount prior to age 75,

  whichever is greater.

* When you reach age 80, we will reduce the Face Amount to:

  (1) twice the value of the Certificate Fund, or

  (2) 25% of the Face Amount prior to age 75,

  whichever is greater.

We will calculate the amount of any reduction that occurs on the first Business Day on or after your 75th or 80th birthday, but the reduction will not take effect until the next Contract Anniversary (October 1). We will not reduce the Face Amount if the Face Amount is already less than (or equal to) twice the value of the Certificate Fund on your 75th or 80th birthday.

CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your Certificate to learn what charges apply to you.

CHARGE DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the following charge from each premium payment you make before we invest the payment in the investment options you selected.

* CHARGE FOR TAXES ON PREMIUM PAYMENTS. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business, or any other type of tax (or part of one) that is based on the amount of premium we receive.

  This charge is currently made up of two parts:

  * The first part is for state and local premium taxes. Currently, it is 2.15% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.)

  * The second part is for federal income taxes that are based on premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code.

  We may increase this charge if the cost of our taxes related to premiums is increased. During 1999, we received approximately $298,991 in charges for taxes on premium payments.

MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund each month. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

Generally, we will deduct these charges on the Monthly Deduction Date.

1. CHARGE FOR THE COST OF INSURANCE. We will deduct a charge for the cost of your insurance.

   To calculate the cost of insurance charge, we multiply:

         your Certificate's "net amount at risk" by

         the "cost of insurance rate" for the Covered Person.

   "Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

    The "cost of insurance rate" is based on many factors, including:

   * the Covered Person's age

   * the Covered Person's rate class (such as classes for standard and select status)

   * the life expectancy of the people covered under your Group Contract

   * the additional insurance benefits that the Group Contractholder elected to buy as shown in the ADDITIONAL INSURANCE BENEFITS section on page 47

   * the expected expenses

   The cost of insurance rate will generally increase as the Covered
   Person ages.

   We may adjust the cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on a number of factors, including:

   *  the number of Certificates in effect

   *  the number of new Certificates issued

   *  the number of Certificates surrendered

   *  the expected claims (death benefits, living benefits, and surrenders)

   * the expected cost of additional insurance benefits that the Group Contractholder elected to buy

   *  the expected expenses

   *  administrative services provided by the Group Contractholder.

   In addition to the list above, the past claims, expenses, and the costs of additional insurance benefits of the group are reviewed since they are an important factor in calculating the expected claims, expenses, and costs. However, we are prohibited from recovering past losses by state insurance law.

   If we change the cost of insurance rates, we will change them the same way for all persons of the same age and rate class. We will not change them to be higher than the guaranteed cost of insurance rates shown in your Certificate. The guaranteed rates are set out in the 1980 CSO Table.

   During 1999, we received approximately $ 4,888,630 in charges for cost of insurance.

2. CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, we do not impose a monthly charge for administrative expenses, but we may deduct such a charge in the future. This charge would pay for maintaining records and for communicating with Participants and your Group Contractholder. If we did deduct such a charge, it would not exceed $4 per month. During 1999, we received no charges for administrative expenses.

3. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state, or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under "CHARGE FOR TAXES ON PREMIUM PAYMENTS" section above. Currently, we do not charge for these other taxes.

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account. During 1999, we received approximately $106,547 in charges for mortality and expense risks.

TRANSACTION CHARGES. A Participant may incur a charge for partial withdrawals, transfers, reinstatements, and additional statement requests. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

EXPENSES INCURRED BY THE FUNDS. Participants indirectly bear the charges and expenses of the Funds. To find out details about the investment management fees and other underlying Fund expenses, you should see THE FUNDS section on page 14. You should also read the prospectuses for the available Funds.

DIVIDENDS OR EXPERIENCE CREDITS

The Group Variable Universal Life Contract is eligible to receive Dividends or Experience Credits. We do not guarantee, however, that we will pay Dividends or Experience Credits.

If there is a Dividend or Experience Credit, Prudential will pay it to your Group Contractholder, who will pass it on to you in the form of a refund. Ordinarily, any refund will be reinvested in your insurance--that is, as a premium payment. However, you may choose to receive your refund in cash by notifying Aon Securities Corporation in writing.

CASH SURRENDER VALUE

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 35).

The Cash Surrender Value will change daily to reflect:

* Net Premiums;

* withdrawals;

* increases or decreases in the value of the Funds you selected;

* interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

* interest accrued on any loan;

* the daily asset charge for mortality and expense risks assessed against the variable investment options; and

* monthly charges that Prudential deducts from your Certificate Fund.

If you ask, Aon Securities Corporation will tell you what the Cash Surrender Value of your Certificate is. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

The tables on pages T-1 through T-6 (following page 12) of this prospectus give examples of what Cash Surrender Values would be for selected sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical and are only meant to help you understand how the Certificate works.

FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order.

We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 42. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

During 1999, we received $0 for surrender charges.

PAID-UP COVERAGE

At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000.

The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.

Paid-up Coverage will start as of the end of the Business Day on which Aon Securities Corporation receives your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end. If you later decide to enroll under the Group Contract again, Prudential may limit your future amount of coverage.

If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after Aon Securities Corporation receives your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 42. This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

The purchase of Paid-up Coverage could make your Certificate a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial withdrawals will be effective as of the end of the Business Day on which Aon Securities Corporation receives your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 42. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

There is no limit on the number of partial withdrawals you can make in a year. However, there is a transaction charge for each partial withdrawal. Currently, this charge is $10 or 2% of the amount you withdraw, whichever is less. In the future, Prudential may raise this charge, but not above $20. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.

Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), any outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if Certificate Debt exceeds the Loan Value, or if the Loan Value is less than the $200 minimum. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 42.

Interest on the loan will accrue daily at a rate of between 5% and 8%. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

* We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

* We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

* We will generally credit interest to the amount in the Loan Account at an effective annual rate that is currently 1% less than the rate Prudential charges as interest on the loan. This may change in the future, but the difference in the rates will range between 1% and 2%. The crediting rate will generally be equal to the Fixed Account crediting rate, but will never be less than 4%.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. You should send your loan repayments directly to Prudential. You may request a loan repayment form from Aon Securities Corporation.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL WITHDRAWALS section on page 34 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

Your Loan plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 36.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the Certificate Debt.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Aon Securities Corporation will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid.

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Aon Securities Corporation must receive the payment by the later of:

* 61 days after the Monthly Deduction Date; or

* 30 days after the date Aon Securities Corporation mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

Aon Securities Corporation will send the notice to your last known address on file. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

TERMINATION OF THE GROUP CONTRACTHOLDER'S PARTICIPATION IN THE GROUP CONTRACT

Your Group Contractholder may decide to terminate the Group Contract with Prudential. In addition, Prudential may terminate a Group Contract:

* If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving the Group Contractholder 90 days' written notice.

* If the Group Contractholder fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

* For any other reason, effective on a Contract Anniversary, by giving the Group Contractholder 31 days' written notice.

Termination of the Group Contract means that your Group Contractholder will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 37. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS

If you are no longer a member of either the AICPA or any Qualified State Society of CPAs, you are no longer eligible for coverage. Your Group Variable Universal Life Insurance will end on the last day of the month in which Aon Securities Corporation receives notice that you are no longer eligible for coverage.

If your insurance ends, you have the options of Conversion, Paid-up Coverage, and payment of Cash Surrender Value, which are described in the OPTIONS ON TERMINATION OF COVERAGE section on page 37.

If you are a member of both the AICPA and a Qualified State Society of CPAs, and you end one of those memberships, your coverage may be reduced. If that happens, you will have a Conversion Privilege to the extent of the reduction.

OPTIONS ON TERMINATION OF COVERAGE

Your insurance coverage under the Group Contract will end when the Group Contract itself ends or when you are no longer an Eligible Group Member.

When your Group Contractholder ends a Group Contract, the effect on Participants depends on whether or not your Group Contractholder replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

* If your Group Contractholder DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value.

* If your Group Contractholder DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have the options listed below.

CONVERSION. You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it:

* within 45 days after your Certificate ends, if you were given written notice more than 15 days, but less than 90 days, after coverage under the Group Contract ends, or

* within 90 days after your Certificate ends, if you were not given written notice.

You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age, and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may be limited to the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 90 days after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the Covered Person's date of birth. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 91 days of the date your Certificate ends. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which Aon Securities Corporation receives your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Aon Securities Corporation on the form that we require you to use for this purpose.

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If you do not choose one of the options described above within 91 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended or if you are no longer an Eligible Group Member. (If you are an Applicant Owner, we will not reinstate a lapsed Certificate if the Covered Person is no longer eligible for coverage under the Group Contract.)

To reinstate your Certificate, you must send the following items to Aon Securities Corporation:

* A written request for reinstatement.

* Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.

* A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 30.

* If your Certificate Debt was not repaid at lapse, you must repay it upon reinstatement. (Such repayment would not be subject to any charges deducted from premium payments.)

* We will make your Certificate effective again on the Monthly Deduction Date that occurs after we approve your request for reinstatement. The terms of your original Certificate will still apply. We will apply a new 2-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY section on page 43 and the SUICIDE EXCLUSION section on page 43.

* Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.


TAX TREATMENT OF CERTIFICATE BENEFITS

INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

* you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and

* the Certificate's Death Benefit will be tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes--which will be applied uniformly to all Participants after advance written notice--that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.

DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

* If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

* Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

* Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

* Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

* The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

* If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and dividends which are not reinvested are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, dividends which are not reinvested and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

* Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity.

* All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

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
WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance and other taxes due if you or the Covered Person dies.

The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal or loan proceeds within 7 days after Aon Securities Corporation receives the request for payment. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

* We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

* We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the current rate for settlement options left with Prudential to accumulate with interest if we may delay payment for more than 10 days.

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
BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the monthly cost of insurance deduction to reflect the proper amount based on the correct age.

If an adjustment results in an increased cost of insurance, Aon Securities Corporation will bill for the difference. If an adjustment results in a decreased cost of insurance, Aon Securities Corporation will refund the difference. If the change in age affects the amount of the person's insurance, Prudential will change the amount and the cost of insurance accordingly.

SUICIDE EXCLUSION

Generally, if the Covered Person dies by suicide within one year from the Certificate Date or reinstatement, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals since the Certificate Date or reinstatement. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within one year after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.
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MODES OF SETTLEMENT

The DEATH BENEFITS section describes how your beneficiary may receive the Death Benefit. In addition to the methods described in the DEATH BENEFITS section on page 25. Prudential also makes these methods available. They are known as "modes of settlement":

OPTION 1: PAYMENTS FOR A FIXED PERIOD

     The Death Benefit plus interest is paid over a fixed number of years (1--25). The payment may be received monthly, quarterly, semi-annually or annually. The payment amount will be higher or lower depending on the period selected.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Your beneficiary may withdraw the total present value of payments not yet made at any time.

OPTION 2: PAYMENT IN INSTALLMENTS FOR LIFE

     The Death Benefit provides monthly payments in installments for as long as your beneficiary lives. Your beneficiary may choose a guaranteed minimum payment period (5, 10 or 20 years) or an installment refund, which will guarantee that the sum of the payments equals the amount of the Death Benefit payable under this option. If your beneficiary dies before Prudential has made all guaranteed payments, Prudential will pay the present value of the remaining guaranteed payments to a payee your beneficiary designated.

OPTION 3: INTEREST INCOME

     The Death Benefit remains with Prudential and earns interest. This option allows you or your beneficiary to leave the Death Benefit with Prudential and choose another settlement option at a later time. Withdrawals of $100 or more (including the entire unpaid Death Benefit) can be made at any time. The interest income may be received monthly, quarterly, semi-annually, or annually.

     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that you or your beneficiary will receive.

OPTION 4: PAYMENTS OF A FIXED AMOUNT

     Your beneficiary receives a guaranteed specified sum for a limited number of years. This guaranteed specified sum represents a return of the principal (Death Benefit) and interest paid. The payment may be received monthly, quarterly, semi-annually, or annually, as determined by the beneficiary.

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
     The interest rate can change, but will not be less than the guaranteed rate shown in the claim settlement certificate that your beneficiary will receive. Any interest credited will be used to extend the payment period.

OPTION 5: CERTIFICATE OF DEPOSIT

     The Death Benefit is used to purchase a certificate of deposit that is issued by The Prudential Bank. Certificates of Deposit (CDs) are investments that allow your beneficiary to choose a variety of short- and long-term deposit options. They are designed to accrue interest monthly, quarterly, semi-annually, annually or at maturity. Interest rates are guaranteed for the term of the CD. There is generally a $10,000 minimum amount for this option.

Under each of the above options, each payment must generally be at least $20.

If your beneficiary elects one of these settlement options, the tax treatment of the Death Benefit may be different than it would have been had the option not been elected. Your beneficiary should get advice from a tax advisor.

ASSIGNMENT

You may assign your Certificate, including all rights, benefits and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Aon Securities Corporation receives a copy of the assignment, or Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 39.

APPLICANT OWNER PROVISION

The Group Contract has an "applicant owner" provision. An Applicant Owner is a person who may apply for coverage on the life of an Eligible Group Member. And, as with an assignment, if a Participant agrees to let another person be the Applicant Owner of the Certificate, that person would have all of the rights to make decisions about the coverage. References to "Participant" and "you" in this prospectus apply to both (1) an Eligible Group Member who has obtained insurance coverage on his or her own life, and (2) an Applicant Owner who has obtained insurance coverage on the life of an Eligible Group Member.

When naming an Applicant Owner, the Eligible Group Member must agree to have his or her life covered. Examples of people who may be Applicant Owners are the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust set up by the Eligible Group Member. A person must have attained the age of majority to be an Applicant Owner. At any one time, only one person may be an Applicant Owner under a Certificate.

An Applicant Owner must fill out an enrollment form. The Eligible Group Member must sign the enrollment form to show his or her agreement. Prudential may require the Eligible Group Member to answer questions about his or her health, or to have a medical examination. If we approve the enrollment form, we will issue the Certificate to the Applicant Owner.

VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental investment policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws.

Here's how we will determine the number of Fund shares and votes for which you may give instructions:

* To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

* The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

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
If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify you and your Group Contractholder if we were to make such a substitution.

ADDITIONAL INSURANCE BENEFITS

The following additional insurance benefits are available to you, either automatically or as options.

If you choose Extension of Coverage and Waiver of Cost of Insurance Charges During Total Disability, any annual refund you might receive will generally be reduced. (You may receive an annual refund if your Group Contractholder receives a share of Prudential's divisible surplus. See DIVIDENDS OR EXPERIENCE CREDITS on page 32.)

ACCELERATED DEATH BENEFIT. You are automatically covered for the Accelerated Death Benefit. Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 6 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill.
You may receive the accelerated payment in a lump sum.

When we pay the Death Benefit under this option, it will be adjusted to reflect its present value. The adjusted Death Benefit will always be less than the Death Benefit, but may be greater than the Certificate's Cash Surrender Value.

We will not pay an accelerated death benefit if coverage was assigned or if you are required to elect it to meet the claims of creditors or to obtain a government benefit. We can furnish details about the amount of accelerated death benefit that is available to you. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

Adding the Accelerated Death Benefit to your Certificate will not affect the way you are taxed. This income tax exclusion may not apply if the benefit is paid to someone other than the Participant. But, if you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

ACCIDENTAL DEATH AND DISMEMBERMENT BENEFIT. If you are younger than age 75, you are automatically covered for an Accidental Death and Dismemberment Benefit. This benefit provides you insurance, up to the Face Amount, for accidental loss of life, sight, hand, or foot. This benefit excludes certain types of losses. For example, losses due to suicide or attempted suicide, diseases and infirmities and acts of war are not covered. The benefit may be subject to other exclusions from coverage, age limitations, and benefit limitations. You should refer to your Certificate to learn the details of any benefit that may be available to you. This benefit ends when you reach age 75.

EXTENSION OF COVERAGE AND WAIVER OF COST OF INSURANCE DURING TOTAL DISABILITY. You may choose an extended death benefit that provides protection during your total disability. Under this provision, we will waive your monthly charges if you become totally disabled for at least 9 months prior to age 60.

We will extend your insurance coverage for successive one-year periods, generally until age 75. You must provide satisfactory proof of continued total disability. At age 75, Monthly Charges will again be deducted and coverage may lapse if the Certificate Fund is insufficient. See the LAPSE section on page 36. If you choose this optional benefit, it will reduce the amount of the annual refund that you would otherwise receive from your Group Contractholder.

REPORTS

Prudential will send you quarterly statements that give you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the quarterly statement does. We may limit the number of current statements you may request. We will charge you $10 for additional statements. We may increase this charge in the future, but we will not increase it above $20 for each additional report.

We will also send to you and to your Group Contractholder, annual and semi-annual reports that list the securities held in each available portfolio of the Funds. The federal securities laws require these reports. Prudential keeps records about the Separate Account pursuant to the federal securities laws.

If you invest in the Series Fund through more than one variable insurance contract, you will ordinarily receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT

Prudential Investment Management Services LLC (referred to as "PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is a direct, wholly-owned subsidiary of Prudential.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies.

The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days written notice to the other party.

RATINGS AND ADVERTISEMENTS

Independent financial rating services--including Moody's, Standard & Poors, Duff & Phelps and A.M. Best Company--rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Barry T. Allen, FSA, MAAA, Vice President, Chief Actuary of Prudential's Group Insurance, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class actions and individual suits involving a variety of issues, including sales practices, claims payment, coverage obligations, premium charges for policies paid on a periodic basis and other fees and denial of benefit matters and, with respect to property and casualty products, "redlining" or impermissible discrimination among customers and method of determining coverage and claims payment. In our asset management operations, we are subject to litigation involving commercial disputes with counterparties or partners and class actions and individual suits alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products, recommended unsuitable products to customers, mishandled customer accounts, charged excessive fees and breached fiduciary duties to customers. In our securities operations, we are subject to class actions and individual suits, arbitrations and other actions arising out of our retail brokerage, account management, underwriting, investment banking and other activities, including claims of improper or inadequate disclosure regarding investments, recommending unsuitable investments and excessive or unauthorized trading. We are a defendant in, or are contractually responsible to third parties for, class action and individual litigation including various claims arising from businesses that we are winding down or have divested. With respect to our discontinued healthcare operations, we are subject to litigation including class action and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups, class actions challenging practices of our former managed care operations, and coordination of benefits with other carriers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position. See Note 15 of Notes to Consolidated Financial Statements, which Note is incorporated by this reference.

                          DEFINITIONS OF SPECIAL TERMS
                            USED IN THIS PROSPECTUS

AON SECURITIES CORPORATION--A direct wholly-owned subsidiary of Aon Corporation and an affiliate of Aon Insurance Services, the plan agent for the Contract.

APPLICANT OWNER--A person other than the Eligible Group Member who obtains new insurance coverage on the life of an Eligible Group Member. An Applicant Owner may be, but is not limited to, the Eligible Group Member's spouse, child, parent, grandparent, grandchild, sister, brother, or the trustee of any trust of which the Eligible Group Member is the grantor.

ATTAINED AGE--Your age on your last birthday on or prior to October 1 of each year.

BUSINESS DAY--A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE--The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt and outstanding charges.

CERTIFICATE--A document issued to you under the Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY--The same date each year as the Certificate Date.

CERTIFICATE DATE--The effective date of coverage under a Certificate.

CERTIFICATE DEBT--The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND--The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR--The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY--October 1 of each year.

CONTRACT DATE--The date as of which the Group Contract is issued.

COVERED PERSON--The person whose life is insured under the Group Contract. The Covered Person is generally the Participant.

DEATH BENEFIT--The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

DIVIDEND--A portion of Prudential's divisible surplus allocable to the Group Contract that may be credited to the Group Contract as determined annually by Prudential's Board of Directors.

ELIGIBLE GROUP MEMBERS--Members of the AICPA and/or a Qualified State Society of CPAs who are less than age 75 and not disabled under the terms of the CPA Flexible Life Insurance Plan. You may only be covered under either the CPA Flexible Life Insurance Plan (Contract GO-14273) or the Group Variable Universal Life Insurance, but not both.

EXPERIENCE CREDIT--A refund that Prudential may pay based on favorable experience under the Group Contract.

FACE AMOUNT--The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund, are each parts of your Death Benefit.

FIXED ACCOUNT--An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically in advance of the effective date of the new rate.

FUNDS--The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account.

GROUP CONTRACT--A Group Variable Universal Life insurance contract that Prudential issues to Bankers Trust Company, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.

GROUP CONTRACTHOLDER--Bankers Trust Company, as Trustee of the American Institute of Certified Public Accountants Insurance Trust.

ISSUE AGE--The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT--An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE--The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, any outstanding charges, and the amount of the next month's charges.

MODIFIED ENDOWMENT CONTRACT--A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.

MONTHLY DEDUCTION DATE--The Contract Date and the first day of each succeeding month, except that whenever the Monthly Deduction Date falls on a date other than a Business Day, the Monthly Deduction Date will be the next Business Day.

NET PREMIUM--Your premium payment minus any charges for taxes attributable to premiums or any other charges deducted from premium payments. Net Premiums are the amounts we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE--This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

PARTICIPANT--An Eligible Group Member or Applicant Owner under a Group Contract who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

SEPARATE ACCOUNT--Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

SERIES FUND--The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

SUBACCOUNT--A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE--The Prudential Insurance Company of America.

YOU--A Participant.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice

Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax,VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from

1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING--Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Financial Management since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

VIVIAN BANTA--Executive Vice President, Individual Financial Services since 2000; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 49.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL--Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                           SUBACCOUNTS
                                                 --------------------------------------------------------------


                                                   PRUDENTIAL       PRUDENTIAL       PRUDENTIAL     PRUDENTIAL
                                                  MONEY MARKET   FLEXIBLE MANAGED   STOCK INDEX     EQUITY
                                                    PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                   -----------     -----------     -----------    -----------

ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .........   $ 4,042,159     $   827,654     $ 9,340,372    $ 1,552,160
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ......        (1,434)           (306)         (3,336)          (566)
                                                   -----------     -----------     -----------    -----------
  Net Assets ...................................   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   ===========     ===========     ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] ..............   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   -----------     -----------     -----------    -----------
                                                   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   ===========     ===========     ===========    ===========



                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                       A1


                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
   NEUBERGER &
      BERMAN          KEMPER                                                       FRANKLIN TEMPLETON
    AMT LIMITED       SERIES          MFS         DREYFUS      FRANKLIN TEMPLETON      DEVELOPING
   MATURITY BOND    HIGH YIELD     RESEARCH      SMALL CAP       INTERNATIONAL          MARKETS
     PORTFOLIO      PORTFOLIO       SERIES       PORTFOLIO           FUND                FUND
   -----------     -----------    -----------    -----------   -----------------   ------------------




   $   246,592     $   517,948    $ 2,033,220    $ 2,598,588     $   817,456          $   408,990

           (94)           (217)          (729)          (926 )          (292)                (143)
   -----------     -----------    -----------    -----------     -----------          -----------
   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   ===========     ===========    ===========    ===========     ===========          ===========

   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   -----------     -----------    -----------    -----------     -----------          -----------
   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   ===========     ===========    ===========    ===========     ===========          ===========



                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                       A2


                                            FINANCIAL STATEMENTS OF
                               THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                 THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                  SUBACCOUNTS
                                                    ------------------------------------------------------------
                                                      PRUDENTIAL    PRUDENTIAL
                                                     DIVERSIFIED    HIGH YIELD     PRUDENTIAL      PRUDENTIAL
                                                        BOND           BOND      EQUITY INCOME  JENNISON GROWTH
                                                      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                     -----------    -----------  -------------  ---------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
   Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ............. $    31,376    $ 1,003,328    $     5,810    $ 4,136,676
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ..........         (11)          (349)            (2)        (1,399)
                                                     -----------    -----------    -----------    -----------
  Net Assets ....................................... $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     ===========    ===========    ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] .................. $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     -----------    -----------    -----------    -----------
                                                     $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     ===========    ===========    ===========    ===========



                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A3


                                       SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
                AMERICAN      AMERICAN       AMERICAN        DREYFUS
 PRUDENTIAL      CENTURY     CENTURY VP       CENTURY       DISCIPLINED      JP MORGAN
  GLOBAL       VP BALANCED  INTERNATIONAL     VP VALUE         STOCK           BOND
 PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
 -----------    ----------- --------------  -------------  -------------    -----------



 $ 1,186,144    $    68,492    $    37,510    $    93,767    $    14,183    $    47,565

        (384)           (24)           (13)           (34)            (5)           (17)
 -----------    -----------    -----------    -----------    -----------    -----------
 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 ===========    ===========    ===========    ===========    ===========    ===========

 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 -----------    -----------    -----------    -----------    -----------    -----------
 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 ===========    ===========    ===========    ===========    ===========    ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                       A4


                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                            SUBACCOUNTS
                                                        ----------------------------------------------------------
                                                                        JP MORGAN     JP MORGAN         MFS
                                                          JP MORGAN   INTERNATIONAL      SMALL        EMERGING
                                                           EQUITY     OPPORTUNITIES     COMPANY        GROWTH
                                                          PORTFOLIO     PORTFOLIOS     PORTFOLIO       SERIES
                                                        -----------    -----------    -----------    -----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ................ $    42,689    $    19,548    $    35,665    $    18,755
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] .............         (15)            (7)           (13)            (6)
                                                        -----------    -----------    -----------    -----------
  Net Assets .......................................... $    42,674    $    19,541    $    35,652    $    18,749
                                                        ===========    ===========    ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] ..................... $    42,674    $    19,541    $    35,652    $    18,749
                                                        -----------    -----------    -----------    -----------
                                                        $    42,674    $    19,541    $    35,652    $    18,749
                                                        ===========    ===========    ===========    ===========


               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A5




                               SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
T. ROWE PRICE   T. ROWE PRICE    ALLIANCE    PRUDENTIAL SMALL             T. ROWE PRICE
    MID-CAP      NEW AMERICAN     PREMIER    CAPITALIZATION       MFS         EQUITY
    GROWTH         GROWTH         GROWTH         STOCK           BOND         INCOME
   PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO        SERIES       PORTFOLIO
  -----------    -----------    -----------    -----------    -----------    -----------



  $     8,788    $ 1,915,636    $    35,818    $   807,669    $ 1,119,283    $ 2,527,927

           (2)          (646)           (13)          (264)          (395)          (921)
  -----------    -----------    -----------    -----------    -----------    -----------
  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  ===========    ===========    ===========    ===========    ===========    ===========

  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  -----------    -----------    -----------    -----------    -----------    -----------
  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  ===========    ===========    ===========    ===========    ===========    ===========


                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                 A6


                                       FINANCIAL STATEMENTS OF
                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                                   SUBACCOUNTS
                                                           --------------------------------------------------------
                                                           NEUBERGER &
                                                             BERMAN         JANUS                            MFS
                                                              AMT          WORLDWIDE     WARBURG PINCUS      GLOBAL
                                                            PARTNERS        GROWTH       FIXED INCOME     GOVERNMENT
                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO         SERIES
                                                          -----------     -----------   --------------     ---------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ..............      $ 795,081     $ 4,794,229       $     0        $ 438,548
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ...........           (275)         (1,512)            0             (153)
                                                           ---------     -----------       -------        ---------
  Net Assets ........................................      $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           =========     ===========       =======        =========

NET ASSETS, representing:
  Equity of Participants [Note 4] ...................      $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           ---------     -----------       -------        ---------
                                                           $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           =========     ===========       =======        =========

                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                      A7

                                [THIS PAGE INTENTIONALLY LEFT BLANK]







                                                 A8

                                       FINANCIAL STATEMENTS OF
                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                              -----------------------------------------------------------
                                                                      PRUDENTIAL                       PRUDENTIAL
                                                                     MONEY MARKET                  FLEXIBLE MANAGED
                                                                      PORTFOLIO                       PORTFOLIO
                                                              ----------------------------   ----------------------------
                                                                FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD
                                                               YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*
                                                              DECEMBER 31,   TO DECEMBER     DECEMBER 31,   TO DECEMBER
                                                                 1999          31, 1999         1999          31, 1999
                                                              ------------  --------------   ------------  --------------
INVESTMENT INCOME
  Dividend income .....................................        $ 122,400        $ 3,241       $     23       $   5,648
                                                               ---------        -------       --------       ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ..........           10,947            277          2,784             509
                                                               ---------        -------       --------       ---------
NET INVESTMENT INCOME (LOSS) ..........................          111,453          2,964         (2,761)          5,139
                                                               ---------        -------       --------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received ..............                0              0          5,913          33,105
    Realized gain (loss) on shares redeemed ...........                0              0         (4,692)         (1,147)
    Net change in unrealized gain (loss)
      on investments ..................................                0              0         47,809         (12,978)
                                                               ---------        -------       --------       ---------
NET GAIN (LOSS) ON INVESTMENTS ........................                0              0         49,030          18,980
                                                               ---------        -------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................        $ 111,453        $ 2,964       $ 46,269       $  24,119
                                                               =========        =======       ========       =========


* Became available (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                       A9


                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                                                                                      NEUBERGER & BERMAN
           PRUDENTIAL                            PRUDENTIAL                               AMT LIMITED
           STOCK INDEX                             EQUITY                               MATURITY BOND
           PORTFOLIO                             PORTFOLIO                                PORTFOLIO
--------------------------------       ----------------------------------        ------------------------------
   FOR THE        FOR THE PERIOD          FOR THE          FOR THE PERIOD         FOR THE        FOR THE PERIOD
 YEAR ENDED        JULY 1, 1998*        YEAR ENDED          JULY 1, 1998*        YEAR ENDED       JULY 1, 1998*
 DECEMBER 31,      TO DECEMBER          DECEMBER 31,         TO DECEMBER         DECEMBER 31,      TO DECEMBER
     1999           31, 1998               1999               31, 1998              1999            31, 1998
 -----------     ---------------       -------------       --------------        ------------    --------------
  $ 69,733         $   6,340             $  21,155           $  5,495              $ 10,479          $     0
 ---------         ---------             ---------           --------              --------          -------


    24,698             1,607                 5,217                970                   954               193
 ---------         ---------             ---------           --------              --------          -------
    45,035             4,733                15,938              4,525                 9,525              (193)
 ---------         ---------             ---------           --------              --------          -------


    84,366            17,051               169,458             78,110                     0                0
    (2,404)           (1,408)               (9,332)            (2,032)               (2,402)               7

   834,821           151,883               (40,982)           (41,420)               (5,011)           1,200
 ---------         ---------             ---------           --------              --------          -------
   916,783           167,526               119,144             34,658                (7,413)           1,207
 ---------         ---------             ---------           --------              --------          -------

 $ 961,818         $ 172,259             $ 135,082           $ 39,183              $  2,112          $ 1,014
 =========         =========             =========           ========              ========          =======

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                       A10


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                      SUBACCOUNTS
                                                              -----------------------------------------------------------
                                                                        KEMPER SERIES                   MFS
                                                                         HIGH YIELD                   RESEARCH
                                                                          PORTFOLIO                    SERIES
                                                              ----------------------------   ----------------------------
                                                                FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD
                                                               YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*
                                                              DECEMBER 31,   TO DECEMBER     DECEMBER 31,   TO DECEMBER
                                                                 1999          31, 1999         1999          31, 1999
                                                              ------------  --------------   ------------  --------------
INVESTMENT INCOME
  Dividend income ....................................         $  39,514        $       0     $   2,130      $       0
                                                               ---------        ---------     ---------      ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] .........             2,192              461         5,967          1,026
                                                               ---------        ---------     ---------      ---------
NET INVESTMENT INCOME (LOSS) .........................            37,322             (461)       (3,837)        (1,026)
                                                               ---------        ---------     ---------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received .............                 0                0        11,256              0
    Realized gain (loss) on shares redeemed ..........           (18,280)          (1,269)         (899)        (1,568)
    Net change in unrealized gain (loss)
      on investments .................................           (12,276)           2,494       354,168        115,832
                                                               ---------        ---------     ---------      ---------
NET GAIN (LOSS) ON INVESTMENTS .......................           (30,556)           1,225       364,525        114,264
                                                               ---------        ---------     ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................         $   6,766        $     764     $ 360,688      $ 113,238
                                                               =========        =========     =========      =========


* Became available (Note 1)

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                   A11



                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
            DREYFUS                           FRANKLIN TEMPLETON                        FRANKLIN TEMPLETON
           SMALL CAP                            INTERNATIONAL                           DEVELOPING MARKETS
           PORTFOLIO                                 FUND                                     FUND
--------------------------------       ----------------------------------        ------------------------------
   FOR THE        FOR THE PERIOD          FOR THE          FOR THE PERIOD         FOR THE        FOR THE PERIOD
 YEAR ENDED        JULY 1, 1998*        YEAR ENDED          JULY 1, 1998*        YEAR ENDED       JULY 1, 1998*
 DECEMBER 31,      TO DECEMBER          DECEMBER 31,         TO DECEMBER         DECEMBER 31,      TO DECEMBER
     1999           31, 1998               1999               31, 1998              1999            31, 1998
 -----------     ---------------       -------------       --------------        ------------    --------------
  $   1,065        $       3             $  10,953           $       0             $   2,187         $       0
  ---------        ---------             ---------           ---------             ---------         ---------


      8,035            1,561                 2,504                 499                 1,151               197
  ---------        ---------             ---------           ---------             ---------         ---------


     (6,970)          (1,558)                8,449                (499)                1,036              (197)
  ---------        ---------             ---------           ---------             ---------         ---------


          0           15,555                40,748                   0                     0                 0
     (4,526)          (4,972)               (7,657)             (1,543)               (2,270)             (596)

    460,563          123,615                88,457              14,401               114,745            22,483
  ---------        ---------             ---------           ---------             ---------         ---------

    456,037          134,198               121,548              12,858               112,475            21,887
  ---------        ---------             ---------           ---------             ---------         ---------
  $ 449,067        $ 132,640             $ 129,997           $  12,359             $ 113,511         $  21,690
  =========        =========             =========           =========             =========         =========


                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                    A12


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                            --------------------------------------------------------------------
                                                              PRUDENTIAL        PRUDENTIAL
                                                              DIVERSIFIED       HIGH YIELD      PRUDENTIAL        PRUDENTIAL
                                                                  BOND            BOND        EQUITY INCOME    JENNISON GROWTH
                                                               PORTFOLIO        PORTFOLIO       PORTFOLIO          PORTFOLIO
                                                            ---------------   -------------  ----------------- ----------------
                                                            FOR THE PERIOD       FOR THE      FOR THE PERIOD       FOR THE
                                                           FEBRUARY 1, 1999*    YEAR ENDED   FEBRUARY 1, 1999*    YEAR ENDED
                                                             TO DECEMBER       DECEMBER 31,     TO DECEMBER        DECEMBER 31,
                                                              31, 1999             1999          31, 1999            1999
                                                            ---------------   -------------   ---------------- -----------------
INVESTMENT INCOME
  Dividend income ......................................       $       0        $     667       $     103        $   4,328
                                                               ---------        ---------       ---------        ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ...........             118            2,592              17            8,749
                                                               ---------        ---------       ---------        ---------
NET INVESTMENT INCOME (LOSS) ...........................            (118)          (1,925)             86           (4,421)
                                                               ---------        ---------       ---------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received ...............              77                0             570          137,237
    Realized gain (loss) on shares redeemed ............            (129)          (1,401)            (18)            (459)
    Net change in unrealized gain (loss)
      on investments ...................................            (277)             727            (410)         666,183
                                                               ---------        ---------       ---------        ---------
NET GAIN (LOSS) ON INVESTMENTS .........................            (329)            (674)            142          802,961
                                                               ---------        ---------       ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       $    (447)       $  (2,599)      $     228        $ 798,540
                                                               =========        =========       =========        =========


* Became available (Note 1)

                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                          A13



                               SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
                    AMERICAN        AMERICAN         AMERICAN         DREYFUS
  PRUDENTIAL        CENTURY        CENTURY VP        CENTURY        DISCIPLINED       JP MORGAN
    GLOBAL        VP BALANCED     INTERNATIONAL      VP VALUE           STOCK            BOND
  PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO*       PORTFOLIO
------------     ------------    ------------     ------------   ----------------   ------------
   FOR THE          FOR THE         FOR THE          FOR THE      FOR THE PERIOD       FOR THE
 YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED    FEBRUARY 1, 1999*   YEAR ENDED
DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     TO DECEMBER      DECEMBER 31,
   1999              1999            1999             1999           31, 1999           1999
------------     ------------    ------------     ------------   ----------------   ------------
 $   1,207          $     163     $       0          $     102       $     133         $     810
 ---------          ---------     ---------          ---------       ---------         ---------
     2,346                126            58                209              38               101
 ---------          ---------     ---------          ---------       ---------         ---------
    (1,139)                37           (58)              (107)             95               709
 ---------          ---------     ---------          ---------       ---------         ---------


     2,117              1,127             0                962               0                33
       314               (308)           40               (396)              7               (16)

   288,920              3,389        12,413             (6,954)          1,409              (623)
 ---------          ---------     ---------          ---------       ---------         ---------
   291,351              4,208        12,453             (6,388)          1,416              (606)
 ---------          ---------     ---------          ---------       ---------         ---------
 $ 290,212          $   4,245     $  12,395          $  (6,495)      $   1,511         $     103
 =========          =========     =========          =========       =========         =========

                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A14

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                  SUBACCOUNTS
                                                     ---------------------------------------------------------------------
                                                                        JP MORGAN       JP MORGAN               MFS
                                                      JP MORGAN       INTERNATIONAL       SMALL               EMERGING
                                                       EQUITY         OPPORTUNITIES      COMPANY               GROWTH
                                                     PORTFOLIO          PORTFOLIO       PORTFOLIO              SERIES
                                                    ------------      ------------     ------------     ------------------
                                                      FOR THE           FOR THE          FOR THE         FOR THE PERIOD
                                                    YEAR ENDED        YEAR ENDED       YEAR ENDED       FEBRUARY 1, 1999*
                                                    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,        TO DECEMBER
                                                        1999             1999              1999             31, 1999
                                                    ------------      ------------     ------------     ------------------
INVESTMENT INCOME
  Dividend income ..............................     $  2,738          $    642         $      8              $      0
                                                     --------          --------         --------              --------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ...           79                38               62                    38
                                                     --------          --------         --------              --------
NET INVESTMENT INCOME (LOSS) ...................        2,659               604              (54)                  (38)
                                                     --------          --------         --------              --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received .......           97                 0              706                     0
    Realized gain (loss) on shares redeemed ....          (92)               (3)             (32)                   (2)
    Net change in unrealized gain (loss)
      on investments ...........................          634             2,980            9,533                 7,153
                                                     --------          --------         --------              --------
NET GAIN (LOSS) ON INVESTMENTS .................          639             2,977           10,207                 7,151
                                                     --------          --------         --------              --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................     $  3,298          $  3,581         $ 10,153              $  7,113
                                                     ========          ========         ========              ========

* Became available (Note 1)

                                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                                 A15



                                           SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE       T. ROWE PRICE       ALLIANCE        PRUDENTIAL SMALL                       T. ROWE PRICE
     MID-CAP          NEW AMERICA         PREMIER          CAPITALIZATION         MFS               EQUITY
     GROWTH              GROWTH           GROWTH              STOCK              BOND               INCOME
    PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO           SERIES             PORTFOLIO
-----------------  -----------------  -----------------   ----------------   -------------      ---------------
 FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD
FEBRUARY 1, 1999*  FEBRUARY 1, 1999*  FEBRUARY 1, 1999*   APRIL 5, 1999*     APRIL 5, 1999*     APRIL 5, 1999*
  TO DECEMBER        TO DECEMBER         TO DECEMBER       TO DECEMBER        TO DECEMBER        TO DECEMBER
  31, 1999             31, 1999            31, 1999          31, 1999           31, 1999           31, 1999
-----------------  -----------------  -----------------   ----------------   -------------      ---------------
 $      86           $ 106,503           $     328           $       0         $   9,649           $ 134,254
 ---------           ---------           ---------           ---------         ---------           ---------


        22               4,374                 100               1,953             2,860               7,077
 ---------           ---------           ---------           ---------         ---------           ---------
        64             102,129                 228              (1,953)            6,789             127,177
 ---------           ---------           ---------           ---------         ---------           ---------


         0                   0                   0               3,586               726                   0
        33              (3,716)                (64)              2,963            (3,033)             (6,037)

     1,480              22,549               5,929              92,694           (29,354)           (264,540)
 ---------           ---------           ---------           ---------         ---------           ---------
     1,513              18,833               5,865              99,243           (31,661)           (270,577)
 ---------           ---------           ---------           ---------         ---------           ---------

 $   1,577           $ 120,962           $   6,093           $  97,290         $ (24,872)          $(143,400)
 =========           =========           =========           =========         =========           =========


                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                    A16


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                   SUBACCOUNTS
                                                       --------------------------------------------------------------------
                                                         NEUBERGER &
                                                           BERMAN           JANUS                                 MFS
                                                             AMT          WORLDWIDE       WARBURG PINCUS        GLOBAL
                                                          PARTNERS          GROWTH         FIXED INCOME        GOVERNMENT
                                                         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                       --------------   ---------------   ---------------   ---------------
                                                       FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                                       APRIL 5, 1999*    APRIL 5, 1999*    APRIL 5, 1999*    APRIL 5, 1999*
                                                        TO DECEMBER       TO DECEMBER       TO DECEMBER       TO DECEMBER
                                                         31, 1999          31, 1999           31, 1999           31, 1999
                                                       --------------   ---------------   ---------------   ---------------
INVESTMENT INCOME
  Dividend income                                        $       0        $     4,625        $        0         $      0

EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A]                 1,982              8,369               134               658
                                                         ---------        -----------        ----------          --------
NET INVESTMENT INCOME (LOSS)                                (1,982)            (3,744)             (134)             (658)
                                                         ---------        -----------        ----------          --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received                         0                  0                 0                 0
    Realized gain (loss) on shares redeemed                   (259)             2,931           (15,654)              764
    Net change in unrealized gain (loss)
      on investments                                       (10,787)         1,337,701                 0             3,862
                                                         ---------        -----------        ----------          --------
NET GAIN (LOSS) ON INVESTMENTS                             (11,046)         1,340,632           (15,654)            4,626
                                                         ---------        -----------        ----------          --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              $ (13,028)       $ 1,336,888        $  (15,788)         $  3,968
                                                         =========        ===========        ==========          ========

* Became available (Note 1)

                                        SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                               A17


                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                      A18

                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                    SUBACCOUNTS
                                                           ----------------------------------------------------------------
                                                                     PRUDENTIAL                       PRUDENTIAL
                                                                    MONEY MARKET                   FLEXIBLE MANAGED
                                                                      PORTFOLIO                       PORTFOLIO
                                                           -----------------------------     ------------------------------
                                                             FOR THE      FOR THE PERIOD       FOR THE       FOR THE PERIOD
                                                           YEAR ENDED     JULY 1, 1998*      YEAR ENDED       JULY 1, 1998*
                                                            DECEMBER 31,    TO DECEMBER      DECEMBER 31,      TO DECEMBER
                                                                1999          31, 1998            1999           31, 1998
                                                           -------------  --------------     ------------    --------------
OPERATIONS
  Net investment income (loss) .........................   $   111,453      $   2,964        $   (2,761)       $   5,139
  Capital gains distributions received .................             0              0             5,913           33,105
  Realized gain (loss) on shares redeemed ..............             0              0            (4,692)          (1,147)
  Net change in unrealized gain (loss) on investments ..             0              0            47,809          (12,978)
                                                           -----------      ---------        ----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       111,453          2,964            46,269           24,119
                                                           -----------      ---------        ----------        ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments .............................       729,972         22,979           211,737           63,947
  Policy Loans .........................................        (9,749)           (71)             (386)          (3,208)
  Policy Loan Repayments and Interest ..................             0              0                81            2,147
  Surrenders, Withdrawals and Death Benefits ...........       (44,463)             0            (3,522)          (1,089)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ..................................     3,022,272        205,368           155,982          331,271
                                                           -----------      ---------        ----------        ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ............................................     3,698,032        228,276           363,892          393,068
                                                           -----------      ---------        ----------        ---------
TOTAL INCREASE IN NET ASSETS ...........................     3,809,485        231,240           410,161          417,187

NET ASSETS
  Beginning of period ..................................       231,240              0           417,187                0
                                                           -----------      ---------        ----------        ---------
  End of period ........................................   $ 4,040,725      $ 231,240        $  827,348        $ 417,187
                                                           ===========      =========        ==========        =========

* Became available (Note 1)

                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                           A19



                                  SUBACCOUNTS (CONTINUED)
 ------------------------------------------------------------------------------------------
                                                                   NEUBERGER & BERMAN
           PRUDENTIAL                 PRUDENTIAL                      AMT LIMITED
          STOCK INDEX                   EQUITY                       MATURITY BOND
           PORTFOLIO                   PORTFOLIO                       PORTFOLIO
 ----------------------------  -----------------------------  -----------------------------
   FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD    FOR THE      FOR THE PERIOD
  YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*    YEAR ENDED     JULY 1, 1998*
 DECEMBER 31,    TO DECEMBER    DECEMBER 31,   TO DECEMBER    DECEMBER 31,    TO DECEMBER
     1999         31, 1998         1999         31, 1998          1999          31, 1998
 -----------   --------------  ------------   --------------  ------------   --------------
 $    45,035    $     4,733    $    15,938     $   4,525       $   9,525       $    (193)
      84,366         17,051        169,458        78,110               0               0
      (2,404)        (1,408)        (9,332)       (2,032)         (2,402)              7
     834,821        151,883        (40,982)      (41,420)         (5,011)          1,200
 -----------    -----------    -----------     ---------       ---------       ---------

     961,818        172,259        135,082        39,183           2,112           1,014
 -----------    -----------    -----------     ---------       ---------       ---------


   1,979,979        191,087        417,174       125,032          64,994          32,082
     (16,642)        (2,866)        (6,694)         (149)              0          (4,183)
       1,026          2,205             15         2,005           1,861             210
    (135,751)        (1,648)        (6,073)       (1,301)         (1,199)              0

   5,144,210      1,041,359        201,551       645,769          19,096         130,511
 -----------    -----------    -----------     ---------       ---------       ---------


   6,972,822      1,230,137        605,973       771,356          84,752         158,620
 -----------    -----------    -----------     ---------       ---------       ---------
   7,934,640      1,402,396        741,055       810,539          86,864         159,634

   1,402,396              0        810,539             0         159,634               0
 -----------    -----------    -----------     ---------       ---------       ---------
 $ 9,337,036    $ 1,402,396    $ 1,551,594     $ 810,539       $ 246,498       $ 159,634
 ===========    ===========    ===========     =========       =========       =========


                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                         A20


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                 SUBACCOUNTS
                                                          -------------------------------------------------------------
                                                                  KEMPER SERIES                        MFS
                                                                   HIGH YIELD                       RESEARCH
                                                                   PORTFOLIO                          SERIES
                                                          -----------------------------   -----------------------------
                                                           FOR THE       FOR THE PERIOD    FOR THE      FOR THE PERIOD
                                                          YEAR ENDED      JULY 1, 1998*   YEAR ENDED     JULY 1, 1998*
                                                          DECEMBER 31,    TO DECEMBER     DECEMBER 31,    TO DECEMBER
                                                              1999          31, 1998         1999          31, 1998
                                                          ---------        ---------      -----------     -----------
OPERATIONS
  Net investment income (loss) .........................  $  37,322        $    (461)     $    (3,837)    $  (1,026)
  Capital gains distributions received .................          0                0           11,256             0
  Realized gain (loss) on shares redeemed ..............    (18,280)          (1,269)            (899)       (1,568)
  Net change in unrealized gain (loss) on investments ..    (12,276)           2,494          354,168       115,832
                                                          ---------        ---------      -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................      6,766              764          360,688       113,238
                                                          ---------        ---------      -----------     ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments .............................    173,227           53,378          438,073       133,668
  Policy Loans .........................................     (1,521)            (147)          (8,294)         (161)
  Policy Loan Repayments and Interest ..................          0                0              953         2,032
  Surrenders, Withdrawals and Death Benefits ...........   (121,301)            (283)         (48,648)       (1,701)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ..................................    104,866          301,982          399,484       643,159
                                                          ---------        ---------      -----------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ............................................    155,271          354,930          781,568       776,997
                                                          ---------        ---------      -----------     ---------
TOTAL INCREASE IN NET ASSETS ...........................    162,037          355,694        1,142,256       890,235

NET ASSETS
  Beginning of period ..................................    355,694                0          890,235             0
                                                          ---------        ---------      -----------     ---------
  End of period ........................................  $ 517,731        $ 355,694      $ 2,032,491     $ 890,235
                                                          =========        =========      ===========     =========


* Became available (Note 1)


                             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                           A21




                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
          DREYFUS                   FRANKLIN TEMPLETON               FRANKLIN TEMPLETON
         SMALL CAP                      INTERNATIONAL                DEVELOPING MARKETS
         PORTFOLIO                          FUND                             FUND
-----------------------------    ------------------------------   -----------------------------
   FOR THE     FOR THE PERIOD      FOR THE      FOR THE  PERIOD      FOR THE     FOR THE PERIOD
 YEAR ENDED    JULY 1, 1998*      YEAR ENDED    JULY 1, 1998*       YEAR ENDED    JULY 1, 1998*
DECEMBER 31,    TO DECEMBER      DECEMBER 31,    TO DECEMBER       DECEMBER 31,   TO DECEMBER
    1999         31, 1998            1999          31, 1998           1999          31, 1998
-------------  ---------------   -------------  --------------    -------------     ----------

 $     (6,970) $        (1,558)  $       8,449        $   (499)   $       1,036     $     (197)
            0           15,555          40,748               0                0              0
       (4,526)          (4,972)         (7,657)         (1,543)          (2,270)          (596)
      460,563          123,615          88,457          14,401          114,745         22,483
-------------  ---------------   -------------  --------------    -------------     ----------

      449,067          132,640         129,997          12,359          113,511         21,690
-------------  ---------------   -------------  --------------    -------------     ----------


      589,654          214,097         221,240          75,071           98,906         26,331
       (8,178)            (243)         (2,054)           (328)          (1,052)           (37)
          953                0              16               0              331              0
      (56,888)            (807)        (24,939)           (237)         (25,545)             0

      318,646          958,721         105,806         300,233           56,160        118,552
-------------  ---------------   -------------  --------------    -------------     ----------


      844,187        1,171,768         300,069         374,739          128,800        144,846
-------------  ---------------   -------------  --------------    -------------     ----------
    1,293,254        1,304,408         430,066         387,098          242,311        166,536


    1,304,408                0         387,098               0          166,536              0
-------------  ---------------   -------------  --------------    -------------     ----------
 $  2,597,662  $     1,304,408   $     817,164  $      387,098    $     408,847     $  166,536
=============  ===============   =============  ==============    =============     ==========

                                              A22

                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                           --------------------------------------------------------------------
                                                             PRUDENTIAL        PRUDENTIAL
                                                             DIVERSIFIED       HIGH YIELD       PRUDENTIAL         PRUDENTIAL
                                                                BOND             BOND         EQUITY INCOME     JENNISON GROWTH
                                                              PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                           ----------------    ----------    ----------------   ---------------
                                                           FOR THE PERIOD       FOR THE       FOR THE PERIOD        FOR THE
                                                           FEBRUARY 1, 1999*   YEAR ENDED    FEBRUARY 1, 1999*     YEAR ENDED
                                                             TO DECEMBER        DECEMBER        TO DECEMBER         DECEMBER
                                                              31, 1999          31, 1999         31, 1999           31, 1999
                                                           ----------------    ----------    ----------------   ---------------

OPERATIONS
  Net investment income (loss) ...........................     $      (118)   $    (1,925)       $        86        $    (4,421)
  Capital gains distributions received ...................              77              0                570            137,237
  Realized gain (loss) on shares redeemed ................            (129)        (1,401)               (18)              (459)
  Net change in unrealized gain (loss) on investments ....            (277)           727               (410)           666,183
                                                               -----------    -----------        -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS ..............................            (447)        (2,599)               228            798,540
                                                               -----------    -----------        -----------        -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments ...............................           7,942        250,352              3,686            890,625
  Policy Loans ...........................................               0              0                  0            (10,416)
  Policy Loan Repayments and Interest ....................               0              0                  0                  0
  Surrenders, Withdrawals and Death Benefits .............          (4,100)          (101)               (56)           (53,253)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ....................................          27,970        755,327              1,950          2,509,781
                                                               -----------    -----------        -----------        -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................................          31,812      1,005,578              5,580          3,336,737
                                                               -----------    -----------        -----------        -----------

TOTAL INCREASE IN NET ASSETS                                        31,365      1,002,979              5,808          4,135,277

NET ASSETS
  Beginning of period ....................................               0              0                  0                  0
                                                               -----------    -----------        -----------        -----------
  End of period ..........................................     $    31,365    $ 1,002,979        $     5,808        $ 4,135,277
                                                               ===========    ===========        ===========        ===========

* Became available (Note 1)

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                               A23


                                       SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------
                   AMERICAN        AMERICAN          AMERICAN              DREYFUS
   PRUDENTIAL       CENTURY       CENTURY VP          CENTURY            DISCIPLINED          JP MORGAN
     GLOBAL       VP BALANCED    INTERNATIONAL        VP VALUE              STOCK                BOND
    PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO            PORTFOLIO            PORTFOLIO
  -----------     -----------    -------------   -----------------    -----------------      -----------
     FOR THE        FOR THE         FOR THE        FOR THE PERIOD         FOR THE              FOR THE
   YEAR ENDED     YEAR ENDED      YEAR ENDE      FEBRUARY 1, 1999*    FEBRUARY 1, 1999*       YEAR ENDED
    DECEMBER       DECEMBER         DECEMBER        TO DECEMBER         TO DECEMBER            DECEMBER
    31, 1999       31, 1999         31, 1999         31, 1999            31, 1999              31, 1999
  -----------     -----------    -------------   -----------------    -----------------      -----------


  $    (1,139)       $     37      $       (58)       $      (107)            $      95       $     709
        2,117           1,127                0                962                     0              33
          314            (308)              40               (396)                    7             (16)
      288,920           3,389           12,413             (6,954)                1,409            (623)
  -----------        --------      -----------        -----------             ---------       ---------



      290,212           4,245           12,395             (6,495)                1,511             103
  -----------        --------      -----------        -----------             ---------       ---------



      264,610          64,223           25,767            103,008                10,386          47,480
       (3,608)              0                0                  0                     0               0
            0               0                0                  0                     0               0
      (11,332)              0             (715)            (1,343)                    0             (14)

      645,878               0               50             (1,437)                2,281             (21)
  -----------        --------      -----------        -----------             ---------       ---------



      895,548          64,223           25,102            100,228                12,667          47,445
  -----------        --------      -----------        -----------             ---------       ---------

    1,185,760          68,468           37,497             93,733                14,178          47,548


            0               0                0                  0                     0               0
  -----------        --------      -----------        -----------             ---------       ---------
  $ 1,185,760        $ 68,468      $    37,497        $    93,733             $  14,178       $  47,548
  ===========        ========      ===========        ===========             =========       =========


                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                A24



                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                        SUBACCOUNTS
                                                             -------------------------------------------------------------------
                                                                               JP MORGAN         JP MORGAN           MFS
                                                              JP MORGAN      INTERNATIONAL         SMALL          EMERGING
                                                               EQUITY        OPPORTUNITIES        COMPANY          GROWTH
                                                              PORTFOLIO        PORTFOLIO         PORTFOLIO         SERIES
                                                             ----------      -------------       ----------    -----------------
                                                               FOR THE          FOR THE           FOR THE        FOR THE PERIOD
                                                             YEAR ENDED       YEAR ENDED         YEAR ENDED    FEBRUARY 1, 1999*
                                                              DECEMBER         DECEMBER           DECEMBER        TO DECEMBER
                                                              31, 1999         31, 1999           31, 1999         31, 1999
                                                             ----------      -------------       ----------    -----------------
OPERATIONS
  Net investment income (loss)                              $     2,659      $       604        $       (54)         $       (38)
  Capital gains distributions received                               97                0                706                    0
  Realized gain (loss) on shares redeemed                           (92)              (3)               (32)                  (2)
  Net change in unrealized gain (loss) on investments               634            2,980              9,533                7,153
                                                            -----------      -----------        -----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       3,298            3,581             10,153                7,113
                                                            -----------      -----------        -----------          -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments                                       39,867           16,482             26,913                8,406
  Policy Loans                                                        0                0                  0                    0
  Policy Loan Repayments and Interest                                 0                0                  0                    0
  Surrenders, Withdrawals and Death Benefits                       (709)            (511)            (1,281)                   0
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option                                               218              (11)              (133)               3,230
                                                            -----------      -----------        -----------          -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS                                                      39,376           15,960             25,499               11,636
                                                            -----------      -----------        -----------          -----------

TOTAL INCREASE IN NET ASSETS                                     42,674           19,541             35,652               18,749

NET ASSETS:
  Beginning of period                                                 0                0                  0                    0
                                                            -----------      -----------        -----------          -----------
  End of period                                             $    42,674      $    19,541        $    35,652          $    18,749
                                                            ===========      ===========        ===========          ===========

* Became available (Note 1)


                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                          A25


                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE        T. ROWE PRICE            ALLIANCE        PRUDENTIAL SMALL                       T. ROWE PRICE
     MID-CAP             NEW AMERICA             PREMIER         CAPITALIZATION          MFS              EQUITY
     GROWTH               GROWTH                 GROWTH              STOCK                BOND             INCOME
    PORTFOLIO             PORTFOLIO            PORTFOLIO           PORTFOLIO             SERIES           PORTFOLIO
------------------     -----------------  ------------------   ----------------    ----------------    --------------
  FOR THE PERIOD        FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD       FOR THE PERIOD    FOR THE PERIOD
 FEBRUARY 1, 1999*     FEBRUARY 1, 1999*   FEBRUARY 1, 1999*     APRIL 5, 1999*     APRIL 5, 1999*     APRIL 5, 1999*
   TO DECEMBER           TO DECEMBER         TO DECEMBER          TO DECEMBER         TO DECEMBER       TO DECEMBER
    31, 1999               31, 1999           31, 1999             31, 1999            31, 1999           31, 1999
------------------     -----------------  ------------------   ----------------    ----------------    --------------


       $        64           $   102,129         $       228        $    (1,953)        $     6,789        $   127,177
                 0                     0                   0              3,586                 726                  0
                33                (3,716)                (64)             2,963              (3,033)            (6,037)
             1,480                22,549               5,929             92,694             (29,354)          (264,540)
       -----------           -----------         -----------        -----------         -----------        -----------

             1,577               120,962               6,093             97,290             (24,872)          (143,400)
       -----------           -----------         -----------        -----------         -----------        -----------


             5,446               560,447              15,003            188,412             321,314            334,068
                 0                     0                   0                  0                   0             (3,768)
                 0                     0                   0                  0                   0                  0
                 0               (18,304)             (1,186)                 0             (10,548)            (5,710)

             1,763             1,251,885              15,895            521,703             832,994          2,345,816
       -----------           -----------         -----------        -----------         -----------        -----------



             7,209             1,794,028              29,712            710,115           1,143,760          2,670,406
       -----------           -----------         -----------        -----------         -----------        -----------

             8,786             1,914,990              35,805            807,405           1,118,888          2,527,006


                 0                     0                   0                  0                   0                  0
       -----------           -----------         -----------        -----------         -----------        -----------
       $     8,786           $ 1,914,990         $    35,805        $   807,405         $ 1,118,888        $ 2,527,006
       ===========           ===========         ===========        ===========         ===========        ===========



                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                          A26


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABALE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2



STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                     SUBACCOUNTS
                                                         -------------------------------------------------------------------
                                                           NEUBERGER &
                                                             BERMAN           JANUS                                MFS
                                                               AMT          WORLDWIDE       WARBURG PINCUS        GLOBAL
                                                            PARTNERS         GROWTH          FIXED INCOME       GOVERNMENT
                                                            PORTFOLIO       PORTFOLIO         PORTFOLIO           SERIES
                                                         --------------   --------------   --------------     --------------
                                                         FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD     FOR THE PERIOD
                                                         APRIL 5, 1999*   APRIL 5, 1999*  APRIL 5,   1999*    APRIL 5, 1999*
                                                          TO DECEMBER      TO DECEMBER       TO DECEMBER        TO DECEMBER
                                                            31, 1999         31, 1999          31, 1999          31, 1999
                                                         --------------   --------------   --------------     --------------
OPERATIONS
  Net investment income (loss) ......................    $       (1,982)  $       (3,744)  $         (134)    $         (658)
  Capital gains distributions received ..............                 0                0                0                  0
  Realized gain (loss) on shares redeemed ...........              (259)           2,931          (15,654)               764
  Net change in unrealized gain (loss) on investments           (10,787)       1,337,701                0              3,862
                                                         --------------   --------------   --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................           (13,028)       1,336,888          (15,788)             3,968
                                                         --------------   --------------   --------------     --------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments ..........................           315,772          920,193          202,984             86,162
  Policy Loans ......................................                 0          (10,523)               0                  0
  Policy Loan Repayments and Interest ...............                 0                0                0                  0
  Surrenders, Withdrawals and Death Benefits ........                 0          (59,317)               0                  0
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ...............................           492,062        2,605,476         (187,196)           348,265
                                                         --------------   --------------   --------------     --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS .........................................           807,834        3,455,829           15,788            434,427
                                                         --------------   --------------   --------------     --------------
TOTAL INCREASE IN NET ASSETS ........................           794,806        4,792,717                0            438,395

NET ASSETS
  Beginning of period ...............................                 0                0                0                  0
                                                         --------------   --------------   --------------     --------------
  End of period .....................................    $      794,806   $    4,792,717   $            0     $      438,395
                                                         ==============   ==============   ==============     ==============





* Became available (Note 1)

                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                           A27

                        NOTES TO FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    THE PRUDENTIAL VARIABLE LIFE ACCOUNT GI-2
                                DECEMBER 31, 1999

NOTE 1:  GENERAL

         The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred thirty-six subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to twenty of the subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant." Group Variable Universal Life insurance contracts became available to Participants on July 1, 1998.

         The following subaccount options became available on July 31, 1998:
         Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund and Franklin Templeton Developing Markets Fund.

         The following subaccount options became available on January 1, 1999:
         Prudential High Yield Bond Portfolio, Prudential Jennison Growth Portfolio, Prudential Global Portfolio, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolio and JP Morgan Small Company Portfolio.

         The following subaccount options became available on February 1, 1999:
         Prudential Diversified Bond Portfolio, Prudential Equity Income Portfolio, Dreyfus Disciplined Stock Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio and Alliance Premier Growth Portfolio.

         The following subaccount options became available on April 5, 1999:
         Prudential Small Capitalization Stock Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio and MFS Global Government Portfolio.

         Warburg Pincus Fixed Income Portfolio became available on April 5, 1999. At December 31, 1999 there were no balances pertaining to the Warburg Pincus Fixed Income Portfolio in the Account.



NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

         Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.


         Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

         Accrued Expenses Payable to The Prudential Insurance Company of America--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

                                      A28

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

         The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:


                                                                                                     NEUBERGER &
                                         PRUDENTIAL     PRUDENTIAL       PRUDENTIAL                     BERMAN
                                           MONEY        FLEXIBLE          STOCK       PRUDENTIAL    AMT LIMITED
                                           MARKET        MANAGED          INDEX         EQUITY      MATURITY BOND
                                         PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):        404,215         46,919        210,132         53,707         18,624
         Net asset value per share       $    10.00     $    17.64     $    44.45     $    28.90     $    13.24
         Cost:                           $4,042,159     $  792,823     $8,353,668     $1,634,562     $  250,403


                                                                                                      FRANKLIN
                                           KEMPER                        DREYFUS       FRANKLIN      TEMPLETON
                                           SERIES          MFS            SMALL        TEMPLETON     DEVELOPING
                                         HIGH YIELD      RESEARCH          CAP       INTERNATIONAL     MARKETS
                                          PORTFOLIO       SERIES        PORTFOLIO        FUND            FUND
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):        451,835         87,113         39,170         36,938         52,841
         Net asset value per share       $     1.15     $    23.34     $    66.34     $    22.13     $     7.74
         Cost:                           $  527,730     $1,563,220     $2,014,410     $  714,598     $  271,762


                                         PRUDENTIAL     PRUDENTIAL                     PRUDENTIAL
                                         DIVERSIFIED    HIGH YIELD     PRUDENTIAL       JENNISON     PRUDENTIAL
                                            BOND           BOND       EQUITY INCOME      GROWTH        GLOBAL
                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          2,865        133,421            297        127,714         38,287
         Net asset value per share       $    10.95     $     7.52     $    19.52     $    32.39     $    30.98
         Cost:                           $   31,653     $1,002,601     $    6,220     $3,470,493     $  897,224


                                          AMERICAN       AMERICAN       AMERICAN        DREYFUS
                                          CENTURY       CENTURY VP      CENTURY       DISCIPLINED    JP MORGAN
                                         VP BALANCED   INTERNATIONAL    VP VALUE         STOCK          BOND
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          8,792          3,000         15,759            526          4,231
         Net asset value per share       $     7.79     $    12.50     $     5.95     $    26.92     $    11.24
         Cost:                           $   65,103     $   25,097     $  100,721     $   12,774     $   48,188


                                                                                                       T. ROWE
                                                        JP MORGAN       JP MORGAN         MFS           PRICE
                                          JP MORGAN    INTERNATIONAL      SMALL        EMERGING        MID-CAP
                                            EQUITY     OPPORTUNITIES     COMPANY        GROWTH         GROWTH
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          2,460          1,413          2,131            494            503
         Net asset value per share       $    17.35     $    13.83     $    16.73     $    37.94     $    17.46
         Cost:                           $   42,055     $   16,568     $   26,132     $   11,602     $    7,308


                                                       A29

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
           (CONTINUED)


                                                                SUBACCOUNTS (CONTINUED)
                                         ----------------------------------------------------------------------
                                            T. ROWE                     PRUDENTIAL                     T. ROWE
                                             PRICE       ALLIANCE         SMALL                         PRICE
                                         NEW AMERICAN    PREMIER      CAPITALIZATION      MFS           EQUITY
                                            GROWTH        GROWTH          STOCK          BOND           INCOME
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):         73,171            885         49,702        102,404        134,966
         Net asset value per share       $    26.18     $    40.45     $    16.25     $    10.93     $    18.73
         Cost:                           $1,893,087     $   29,889     $  714,975     $1,148,637     $2,792,467


                                                          SUBACCOUNTS (CONTINUED)
                                         ---------------------------------------------------------
                                           NEUBERGER &                   WARBURG
                                            BERMAN         JANUS         PINCUS           MFS
                                              AMT        WORLDWIDE        FIXED         GLOBAL
                                           PARTNERS       GROWTH         INCOME        GOVERNMENT
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES
                                         ----------     ----------     ----------     ----------
         Number of shares (rounded):         40,482        100,402              0         43,723
         Net asset value per share       $    19.64     $    47.75     $        0     $    10.03
         Cost:                           $  805,868     $3,456,528     $        0     $  434,686



NOTE 4:  PARTICIPANT UNIT INFORMATION

         Outstanding Participant units, unit values and total value of Participant equity at December 31, 1999 were as follows:


                                                                           SUBACCOUNTS
                                          ----------------------------------------------------------------------
                                                                                                     NEUBERGER &
                                          PRUDENTIAL    PRUDENTIAL      PRUDENTIAL                     BERMAN
                                           MONEY         FLEXIBLE         STOCK       PRUDENTIAL     AMT LIMITED
                                           MARKET         MANAGED         INDEX         EQUITY      MATURITY BOND
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding
           (rounded):                         379,106         75,005        705,174        137,983         24,124
         Unit Value (rounded):           $    10.66     $    11.03     $    13.24     $    11.24     $    10.22
         TOTAL PARTICIPANT EQUITY:       $4,040,725     $  827,348     $9,337,036     $1,551,594     $  246,498


                                                                   SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------
                                                                                                      FRANKLIN
                                             KEMPER                       DREYFUS      FRANKLIN       TEMPLETON
                                             SERIES          MFS           SMALL       TEMPLETON      DEVELOPING
                                           HIGH YIELD      RESEARCH         CAP       INTERNATIONAL    MARKETS
                                           PORTFOLIO        SERIES       PORTFOLIO        FUND           FUND
                                           ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding:
           (rounded):                         52,964        154,992        210,114         70,501         26,144
         Unit Value (rounded):            $     9.78     $    13.11     $    12.36     $    11.59     $    15.64
         TOTAL PARTICIPANT EQUITY:        $  517,731     $2,032,491     $2,597,662     $  817,164     $  408,847


                                                                    SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------
                                          PRUDENTIAL      PRUDENTIAL                   PRUDENTIAL
                                          DIVERSIFIED     HIGH YIELD    PRUDENTIAL      JENNISON      PRUDENTIAL
                                            BOND            BOND      EQUITY INCOME      GROWTH        GLOBAL
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding
           (rounded):                          3,176         97,556            521        311,155         82,663
         Unit Value (rounded):           $     9.88     $    10.28     $    11.14     $    13.29     $    14.34
         TOTAL PARTICIPANT EQUITY:       $   31,365     $1,002,979     $    5,808     $4,135,277     $1,185,760

                                                          A30


                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                              AMERICAN       AMERICAN       AMERICAN       DREYFUS
                                               CENTURY      CENTURY VP      CENTURY      DISCIPLINED     JP MORGAN
                                             VP BALANCED  INTERNATIONAL    VP VALUE         STOCK           BOND
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
         Participant Units Outstanding:
           (rounded)                             6,337          2,445          9,283          1,221          4,827
         Unit Value (rounded):              $    10.80     $    15.34     $    10.10     $    11.61     $     9.85
         TOTAL PARTICIPANT EQUITY:          $   68,468     $   37,497     $   93,733     $   14,178     $   47,548



                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                                                                                           T. ROWE
                                                           JP MORGAN       JP MORGAN          MFS           PRICE
                                             JP MORGAN    INTERNATIONAL      SMALL         EMERGING        MID-CAP
                                              EQUITY      OPPORTUNITIES     COMPANY         GROWTH         GROWTH
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO        SERIES       PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
          Participant Units Outstanding:
            (rounded)                            3,672          1,478          2,534          1,124            694
          Unit Value (rounded):             $    11.62     $    13.22     $    14.07     $    16.68     $    12.66
          TOTAL PARTICIPANT EQUITY:         $   42,674     $   19,541     $   35,652     $   18,749     $    8,786


                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                               T. ROWE                   PRUDENTIAL                      T. ROWE
                                                PRICE       ALLIANCE        SMALL                         PRICE
                                            NEW AMERICAN    PREMIER     CAPITALIZATION      MFS           EQUITY
                                               GROWTH        GROWTH          STOCK          BOND          INCOME
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
          Participant Units Outstanding:
            (rounded)                            169,786        2,937         67,090        115,232         258,511
          Unit Value (rounded):             $      11.28   $    12.19     $    12.03     $     9.71     $      9.78
          TOTAL PARTICIPANT EQUITY:         $  1,914,990   $   35,805     $  807,405     $1,118,888     $ 2,527,006


                                                            SUBACCOUNTS (CONTINUED)
                                            --------------------------------------------------------
                                             NEUBERGER &                   WARBURG
                                              BERMAN          JANUS        PINCUS            MFS
                                                AMT         WORLDWIDE       FIXED          GLOBAL
                                              PARTNERS       GROWTH        INCOME        GOVERNMENT
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO        SERIES
                                            -----------   -------------   ----------     -----------
          Participant Units Outstanding:
            (rounded)                             78,651      317,129              0         43,347
          Unit Value (rounded):             $      10.11   $    15.11     $        0     $    10.11
          TOTAL PARTICIPANT EQUITY:         $    794,806   $4,792,717     $        0     $  438,395

                                      A31

NOTE 5: CHARGES AND EXPENSES

     A.   Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets representing equity of participants in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

     B.   Transaction Related Charges

          There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

          o Surrenders and partial withdrawals -- Not to exceed the lesser of $20 or 2% of the amount received.

          o    Loans -- Not to exceed $20 for each loan made.

          o Transfers -- Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

          o Additional statement requests related to a participant's insurance -- Not to exceed $20 per statement.

     C.   Cost of Insurance Charges and Other Related Charges

          Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and
          (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 6: TAXES

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the periods ended December 31, 1999 and 1998 were as follows:


                                                                          SUBACCOUNTS
                                      ---------------------------------------------------------------------------
                                              PRUDENTIAL                PRUDENTIAL             PRUDENTIAL
                                                MONEY                    FLEXIBILE                STOCK
                                                MARKET                    MANAGED                 INDEX
                                              PORTFOLIO*                PORTFOLIO*              PORTFOLIO*
                                      ----------------------     ---------------------    -----------------------
                                         1999          1998         1999        1998        1999           1998
                                      ---------     --------     ---------    --------    ----------    ---------
        Participant Contributions:    $ 453,204     $ 23,681     $  54,334    $ 45,583    $  692,580    $ 137,804
        Participant Redemptions:      $ (96,770)    $ (1,009)    $ (19,911)   $ (5,001)   $ (114,529)   $ (10,681)


                                                                 SUBACCOUNTS (CONTINUED)
                                       ---------------------------------------------------------------------------
                                                                       NEUBERGER &
                                                                         BERMAN                 KEMPER
                                             PRUDENTIAL                AMT LIMITED              SERIES
                                               EQUITY                 MATURITY BOND            HIGH YIELD
                                             PORTFOLIO*                PORTFOLIO*              PORTFOLIO*
                                      ----------------------     --------------------     -----------------------
                                         1999          1998        1999         1998          1999         1998
                                      ---------     --------     ---------    --------    ----------    ---------
        Participant Contributions:    $  86,324     $ 87,843     $ 16,483     $ 17,321     $  46,425    $  40,569
        Participant Redemptions:      $ (29,080)    $ (7,104)    $ (8,144)    $ (1,536)    $ (30,466)   $  (3,564)

* See Footnote #1 for Dates of Availability

                                              A32


                                                   SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------
                                                                        DREYFUS
                                                MFS                      SMALL
                                             RESEARCH                     CAP
                                              SERIES*                  PORTFOLIO*
                                      ----------------------     ---------------------
                                         1999         1998          1999        1998
                                      ---------     --------     ---------    --------
        Participant Contributions:    $ 107,972     $ 90,308     $ 136,497    $ 143,602
        Participant Redemptions:      $ (36,821)    $ (6,467)    $ (55,763)   $ (14,222)


                                                     SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------
                                                                       FRANKLIN
                                             FRANKLIN                 TEMPLETON
                                             TEMPLETON                DEVELOPING
                                           INTERNATIONAL                MARKETS
                                                FUND*                    FUND*
                                      ----------------------     ---------------------
                                         1999          1998          1999        1998
                                      ---------      --------     ---------    --------
        Participant Contributions:    $  47,967      $ 45,363     $ 17,497     $ 17,730
        Participant Redemptions:      $ (18,447)     $ (4,382)    $ (7,612)    $ (1,471)


                                                             SUBACCOUNTS (CONTINUED)
                                     ------------------------------------------------------------------
                                     PRUDENTIAL     PRUDENTIAL                  PRUDENTIAL
                                     DIVERSIFIED    HIGH YIELD    PRUDENTIAL     JENNISON    PRUDENTIAL
                                         BOND          BOND      EQUITY INCOME    GROWTH       GLOBAL
                                      PORTFOLIO*    PORTFOLIO*     PORTFOLIO*   PORTFOLIO*   PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  4,056      $ 113,378     $    616      $ 335,899    $   89,688
        Participant Redemptions:      $   (880)     $ (15,822)    $    (95)     $ (24,744)   $   (7,025)


                                                          SUBACCOUNTS (CONTINUED)
                                     -------------------------------------------------------------------
                                       AMERICAN     AMERICAN      AMERICAN      DREYFUS
                                       CENTURY     CENTURY VP     CENTURY     DISCIPLINED   JP MORGAN
                                     VP BALANCED INTERNATIONAL    VP VALUE       STOCK         BOND
                                     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*   PORTFOLIO*   PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  9,208      $  3,097      $  12,833     $  1,603     $  5,809
        Participant Redemptions:      $ (2,871)     $   (652)     $  (3,550)    $   (382)    $   (982)


                                                          SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------------------------
                                                                                              T. ROWE
                                                   JP MORGAN     JP MORGAN       MFS           PRICE
                                      JP MORGAN  INTERNATIONAL     SMALL       EMERGING       MID-CAP
                                        EQUITY   OPPORTUNITIES    COMPANY       GROWTH        GROWTH
                                      PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     SERIES*      PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  5,746      $   1,739     $   3,682     $  1,538     $    871
        Participant Redemptions:      $ (2,074)     $    (261)    $  (1,148)    $   (414)    $   (177)


                                                          SUBACCOUNTS (CONTINUED)
                                     ------------------------------------------------------------------
                                       T. ROWE                    PRUDENTIAL                 T. ROWE
                                        PRICE       ALLIANCE        SMALL                     PRICE
                                     NEW AMERICAN   PREMIER     CAPITALIZATION    MFS         EQUITY
                                        GROWTH       GROWTH         STOCK         BOND        INCOME
                                      PORTFOLIO*   PORTFOLIO*     PORTFOLIO*     SERIES*     PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $ 186,125     $  3,754      $  76,878     $ 128,233   $  276,342
        Participant Redemptions:      $ (16,339)    $   (817)     $  (9,738)    $ (13,001)  $  (17,831)

* See Footnote #1 for Dates of Availability

                                                 A33


                                                   SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------
                                      NEUBERGER &                 WARBURG
                                        BERMAN       JANUS         PINCUS        MFS
                                          AMT      WORLDWIDE        FIXED       GLOBAL
                                       PARTNERS      GROWTH         INCOME    GOVERNMENT
                                      PORTFOLIO*   PORTFOLIO*     PORTFOLIO*    SERIES*
                                      ---------     --------      ---------     --------
                                         1999          1999          1999         1999
                                      ---------     --------      ---------     --------

        Participant Contributions:    $  83,052     $  342,726    $  43,848     $  51,537
        Participant Redemptions:      $  (4,401)    $  (25,597)   $ (43,848)    $  (8,190)

NOTE 8: PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund or the non-Prudential administered funds for the year ended December 31, 1999 were as follows:


                                                                       SUBACCOUNTS
                                      ---------------------------------------------------------------------
                                                                                               NEUBERGER &
                                       PRUDENTIAL    PRUDENTIAL    PRUDENTIAL                    BERMAN
                                         MONEY       FLEXIBLE       STOCK       PRUDENTIAL     AMT LIMITED
                                         MARKET       MANAGED       INDEX         EQUITY      MATURITY BOND
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  4,714,999  $   574,750   $ 8,353,801   $   916,764    $   167,349
        Sales:                        $ (1,016,966) $  (210,859)  $(1,380,979)  $  (310,791)   $   (82,596)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                                                                              FRANKLIN
                                          KEMPER                    DREYFUS      FRANKLIN     TEMPLETON
                                          SERIES         MFS         SMALL       TEMPLETON    DEVELOPING
                                        HIGH YIELD    RESEARCH         CAP     INTERNATIONAL    MARKETS
                                        PORTFOLIO*     SERIES*     PORTFOLIO*      FUND*          FUND*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  452,142    $ 1,189,402   $ 1,432,848   $  485,520     $ 219,931
        Sales:                        $ (296,871)   $  (407,834)  $  (588,662)  $ (185,451)    $ (91,131)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                       PRUDENTIAL    PRUDENTIAL                 PRUDENTIAL
                                       DIVERSIFIED   HIGH YIELD   PRUDENTIAL     JENNISON      PRUDENTIAL
                                          BOND          BOND    EQUITY INCOME     GROWTH         GLOBAL
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  40,449     $ 1,165,905   $  6,626      $ 3,612,218    $  977,382
        Sales:                        $ (8,637)     $  (160,327)  $ (1,046)     $  (275,482)   $  (81,834)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                        AMERICAN      AMERICAN     AMERICAN     DREYFUS
                                        CENTURY      CENTURY VP    CENTURY     DISCIPLINED     JP MORGAN
                                       VP BALANCED INTERNATIONAL   VP VALUE       STOCK           BOND
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $   93,336    $  32,164     $  137,698    $  16,785      $ 57,131
        Sales:                        $  (29,113)   $  (7,061)    $  (37,470)   $  (4,118)     $ (9,686)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                                                                                 T. ROWE
                                                    JP MORGAN      JP MORGAN        MFS           PRICE
                                       JP MORGAN  INTERNATIONAL      SMALL       EMERGING        MID-CAP
                                         EQUITY   OPPORTUNITIES     COMPANY       GROWTH         GROWTH
                                       PORTFOLIO*   PORTFOLIO*     PORTFOLIO*     SERIES*       PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  61,636     $  18,853     $  37,629     $  16,273      $  9,230
        Sales:                        $ (22,260)    $  (2,892)    $ (12,130)    $  (4,637)     $ (2,022)


* See Footnote #1 for Dates of Availability

                                                     A34


                                                           SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------------
                                         T. ROWE                  PRUDENTIAL                   T. ROWE
                                          PRICE      ALLIANCE       SMALL                       PRICE
                                       NEW AMERICAN  PREMIER    CAPITALIZATION     MFS          EQUITY
                                         GROWTH       GROWTH        STOCK          BOND         INCOME
                                       PORTFOLIO*   PORTFOLIO*    PORTFOLIO*      SERIES*      PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $ 1,963,741   $  38,407     $  818,974    $ 1,270,214    $ 2,849,371
        Sales:                        $  (169,713)  $  (8,695)    $ (108,859)   $  (126,454)   $  (178,966)


                                                      SUBACCOUNTS (CONTINUED)
                                      -----------------------------------------------------
                                       NEUBERGER &                 WARBURG
                                        BERMAN        JANUS         PINCUS          MFS
                                          AMT       WORLDWIDE       FIXED         GLOBAL
                                        PARTNERS      GROWTH        INCOME      GOVERNMENT
                                       PORTFOLIO*   PORTFOLIO*    PORTFOLIO*      SERIES*
                                      ------------  -----------   -----------   -----------
        Purchases:                    $  851,634    $ 3,752,576   $  437,125    $  517,340
        Sales:                        $  (43,801)   $  (296,747)  $ (420,939)   $  (82,913)


* See Footnote #1 for Dates of Availability

                                                          A35

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants of the Group Variable Universal Life Subaccounts of The Prudential Variable Contract Account GI-2 and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund, Franklin Templeton Developing Markets Fund, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Equity Income Portfolio, Prudential Jennison Growth Portfolio, Prudential Global Portfolio, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, Dreyfus Disciplined Stock Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolios, JP Morgan Small Company Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio, Alliance Premier Growth Portfolio, Prudential Small Capitalization Stock Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio, Warburg Pincus Fixed Income Portfolio and MFS Global Government Series) of the Prudential Variable Contract Account GI-2 at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for the periods ended December 31, 1999 and 1998 (see Note 1 of the accompanying financial statements), in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 17, 2000

                                       A36

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51

                          SUPPLEMENT DATED MAY 1, 2000
                        TO PROSPECTUS DATED MAY 1, 2000
                  FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE DESCRIBE THE FUNDS THAT ARE AVAILABLE TO YOU UNDER THE GROUP CONTRACT AND CERTIFICATES.

The following table summarizes the fee and expense information for the Funds. For more information about the Funds, see THE FUNDS section on page 11.

                                                                                     TOTAL FUND
                                               INVESTMENT                           ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER        (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  THE PRUDENTIAL SERIES FUND, INC.
   Conservative Balanced Portfolio                0.55%       --        0.02%            0.57%
   Diversified Bond Portfolio                     0.40%       --        0.03%            0.43%
   Equity Portfolio                               0.45%       --        0.02%            0.47%
   Equity Income Portfolio                        0.40%       --        0.02%            0.42%
   Flexible Managed Portfolio                     0.60%       --        0.02%            0.62%
   Global Portfolio                               0.75%       --        0.09%            0.84%
   Government Income Portfolio                    0.40%       --        0.04%            0.44%
   High Yield Bond Portfolio                      0.55%       --        0.05%            0.60%
   Money Market Portfolio                         0.40%       --        0.02%            0.42%
   Natural Resources Portfolio                    0.45%       --        0.12%            0.57%
   Prudential Jennison Portfolio                  0.60%       --        0.03%            0.63%
   Small Capitalization Stock Portfolio           0.40%       --        0.05%            0.45%
   Stock Index Portfolio                          0.35%       --        0.04%            0.39%
   Zero Coupon Bond 2005 Portfolio                0.40%       --        0.19%            0.59%
  AIM VARIABLE INSURANCE FUNDS
   AIM V.I. Capital Appreciation Fund             0.62%       --        0.11%            0.73%
   AIM V.I. Diversified Income Fund               0.60%       --        0.23%            0.83%
   AIM V.I. Global Utilities Fund                 0.65%       --        0.49%            1.14%
   AIM V.I. Government Securities Fund            0.50%       --        0.40%            0.90%
   AIM V.I. Growth Fund                           0.63%       --        0.10%            0.73%
   AIM V.I. Growth and Income Fund                0.61%       --        0.16%            0.77%
   AIM V.I. International Equity Fund             0.75%       --        0.22%            0.97%
   AIM V.I. Value Fund                            0.61%       --        0.15%            0.76%

GL.2000.121

                                                                                    TOTAL FUND
                                               INVESTMENT                         ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER       (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES   REIMBURSEMENTS) (1)

  ALLIANCE VARIABLE PRODUCTS SERIES FUND,
  INC.
   Global Bond Portfolio (2)                      0.65%       --        0.25%            0.90%
   Global Dollar Government Portfolio(2)          0.12%       --        0.83%            0.95%
   Growth Portfolio                               0.75%       --        0.09%            0.84%
   Growth and Income Portfolio                    0.63%       --        0.08%            0.71%
   International Portfolio (2)                    0.69%       --        0.26%            0.95%
   Premier Growth Portfolio                       1.00%       --        0.05%            1.05%
   Quasar Portfolio (2)                           0.81%       --        0.14%            0.95%
   Real Estate Investment Portfolio(2)            0.49%       --        0.46%            0.95%
   Technology Portfolio (2)                       0.86%       --        0.09%            0.95%
   U.S. Government/High Grade Securities
    Portfolio                                     0.60%       --        0.26%            0.86%
   Utility Income Portfolio (2)                   0.72%       --        0.23%            0.95%
   Worldwide Privatization Portfolio (2)          0.63%       --        0.32%            0.95%

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP Balanced Portfolio                            N/A       --          N/A            0.90%
   VP International Portfolio (3)                   N/A       --          N/A            1.34%
   VP Value Portfolio (3)                           N/A       --          N/A            1.00%

  BERGER INSTITUTIONAL PRODUCTS TRUST
   Berger IPT - 100 Fund (4)                      0.75%       --        0.25%            1.00%
   Berger IPT - Growth and Income Fund (5)        0.75%       --        0.25%            1.00%
   Berger IPT - Small Company Growth Fund (6)     0.85%       --        0.30%            1.15%
   Berger/BIAM IPT - International Fund (7)       0.90%       --        0.30%            1.20%
  THE DREYFUS SOCIALLY RESPONSIBLE GROWTH
  FUND, INC.                                      0.75%       --        0.04%            0.79%
  DREYFUS FUNDS
   Appreciation Portfolio                         0.43%       --        0.35%            0.78%
   Disciplined Stock Portfolio                    0.75%       --        0.06%            0.81%
   Growth and Income Portfolio                    0.75%       --        0.04%            0.79%
   International Equity Portfolio                 0.75%       --        0.27%            1.02%
   International Value Portfolio                  1.00%       --        0.35%            1.35%
   Quality Bond Portfolio                         0.65%       --        0.09%            0.74%
   Small Cap Portfolio                            0.75%       --        0.03%            0.78%
   Small Company Stock Portfolio                  0.75%       --        0.22%            0.97%
   Special Value Portfolio                        0.75%       --        0.11%            0.86%

                                                                                    TOTAL FUND
                                               INVESTMENT                         ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER       (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES   REIMBURSEMENTS) (1)
  FRANKLIN(R) TEMPLETON(R) :
  TEMPLETON VARIABLE PRODUCTS SERIES FUND
  (CLASS 2 SHARES)
   Templeton Asset Strategy Fund (8) (9)          0.60%      0.25%      0.18%            1.03%
   Templeton Global Income Securities Fund
    (9) (10) (11)                                 0.60%      0.25%      0.05%            0.90%
   Templeton Developing Markets Securities
    Fund (9) (12)                                 1.25%      0.25%      0.31%            1.81%
   Templeton International Securities Fund
    (9) (13)                                      0.69%      0.25%      0.19%            1.13%
   Templeton Growth Securities Fund (9) (11)
    (14)                                          0.83%      0.25%      0.05%            1.13%

  INVESCO VARIABLE INVESTMENT FUNDS, INC.
   VIF-Blue Chip Growth Fund (15) (16) (17)       0.85%       --        1.19%            2.04%
   VIF-Dynamics Fund (15) (16) (17)               0.75%       --        0.54%            1.29%
   VIF-Equity Income Fund (15) (16)               0.75%       --        0.44%            1.19%
   VIF-Health Sciences Fund (15) (17)             0.75%       --        0.74%            1.49%
   VIF-High Yield Fund (15) (16)                  0.60%       --        0.48%            1.08%
   VIF-Small Company Growth Fund (15) (16) (17)   0.75%       --        1.01%            1.76%
   VIF-Technology Fund (15) (17)                  0.75%       --        0.57%            1.32%
   VIF-Total Return Fund (15) (16)                0.75%       --        0.55%            1.30%
   VIF-Utilities Fund (15) (16) (17)              0.60%       --        0.76%            1.36%

  JANUS ASPEN SERIES
   Aggressive Growth Portfolio (18)               0.65%       --        0.02%            0.67%
   Balanced Portfolio (18)                        0.65%       --        0.02%            0.67%
   Flexible Income Portfolio                      0.65%       --        0.07%            0.72%
   Growth Portfolio (18)                          0.65%       --        0.02%            0.67%
   High-Yield Portfolio (18)                      0.00%       --        1.00%            1.00%
   International Growth Portfolio (18)            0.65%       --        0.11%            0.76%
   Worldwide Growth Portfolio (18)                0.65%       --        0.05%            0.70%
  J.P. MORGAN SERIES TRUST II
   J.P. Morgan Bond Portfolio (19)                0.30%       --        0.45%            0.75%
   J.P. Morgan U.S. Disciplined Equity
    Portfolio (19)                                0.35%       --        0.50%            0.85%
   J.P. Morgan International Opportunities
    Portfolio (19)                                0.60%       --        0.60%            1.20%
   J.P. Morgan Small Company Portfolio (19)       0.60%       --        0.55%            1.15%

                                                                                      TOTAL FUND
                                               INVESTMENT                           ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER        (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES     REIMBURSEMENTS) (1)

  KEMPER VARIABLE SERIES
   Blue Chip Portfolio (20)                       0.65%       --        0.06%            0.71%
   Contrarian Value Portfolio (20)                0.75%       --        0.05%            0.80%
   Government Securities Portfolio                0.55%       --        0.08%            0.63%
   Growth Portfolio                               0.60%       --        0.06%            0.66%
   High Yield Portfolio                           0.60%       --        0.07%            0.67%
   Horizon 5 Portfolio (20)                       0.60%       --        0.16%            0.76%
   Horizon 10+ Portfolio (20)                     0.60%       --        0.12%            0.72%
   Horizon 20+ Portfolio (20)                     0.60%       --        0.18%            0.78%
   International Portfolio                        0.75%       --        0.19%            0.94%
   Investment Grade Bond Portfolio (20)           0.60%       --        0.05%            0.65%
   Small Cap Growth Portfolio                     0.65%       --        0.06%            0.71%
   Small Cap Value Portfolio (20)                 0.75%       --        0.09%            0.84%
   Total Return Portfolio                         0.55%       --        0.06%            0.61%
   Value + Growth Portfolio (20)                  0.75%       --        0.08%            0.83%

  LAZARD RETIREMENT SERIES, INC.
   Emerging Markets Portfolio (21)                1.00%      0.25%      0.35%            1.60%
   Equity Portfolio (21)                          0.75%      0.25%      0.25%            1.25%
   International Equity Portfolio (21)            0.75%      0.25%      0.25%            1.25%
   Small Cap Portfolio (21)                       0.75%      0.25%      0.25%            1.25%

  MFS(R) VARIABLE INSURANCE TRUSTSM
   MFS Bond Series (22) (23)                      0.60%       --        0.16%            0.76%
   MFS Capital Opportunities Series (22)
    (23)                                          0.75%       --        0.16%            0.91%
   MFS Emerging Growth Series (22)                0.75%       --        0.09%            0.84%
   MFS Global Government Series (22) (23)         0.75%       --        0.16%            0.91%
   MFS Growth With Income Series (22)             0.75%       --        0.13%            0.88%
   MFS High Income Series (22) (23)               0.75%       --        0.16%            0.91%
   MFS Research Series (22)                       0.75%       --        0.11%            0.86%
   MFS Total Return Series (22)                   0.75%       --        0.15%            0.90%
   MFS Utilities Series (22)                      0.75%       --        0.16%            0.91%
  NEUBERGER BERMAN ADVISORS MANAGEMENT TRUST
  ("AMT")
   AMT Balanced Portfolio (24)                    0.85%       --        0.17%            1.02%
   AMT Growth Portfolio (24)                      0.84%       --        0.08%            0.92%
   AMT Limited Maturity Bond Portfolio (24)       0.65%       --        0.11%            0.76%
   AMT Partners Portfolio (24)                    0.80%       --        0.07%            0.87%

                                                                                     TOTAL FUND
                                               INVESTMENT                          ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER       (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES   REIMBURSEMENTS) (1)

  THE ROYCE PORTFOLIOS
   Royce Micro-Cap Portfolio (25)                 1.25%       --        0.10%            1.35%
   Royce Premier Portfolio (25)                   1.00%       --        0.35%            1.35%

  SCUDDER VARIABLE LIFE INVESTMENT FUND
  (CLASS A AND B SHARES)
   Balanced Portfolio (Class A)                  0.475%      0.25%     0.080%            0.81%
   Bond Portfolio (Class A)                      0.475%      0.25%     0.090%            0.82%
   Capital Growth Portfolio (Class B)            0.462%      0.25%     0.030%            0.74%
   Global Discovery Portfolio (Class B) (26)     0.975%      0.25%     0.650%            1.88%
   Growth & Income Portfolio (Class B)           0.475%      0.25%     0.080%            0.81%
   International Portfolio (Class B)             0.852%      0.25%     0.180%            1.28%

  THE STRONG FUNDS
   Strong Discovery Fund II (27)                  1.00%       --        0.14%            1.14%
   Strong Mid Cap Growth Fund II (27)             1.00%       --        0.15%            1.15%
   Strong International Stock Fund II (27))       1.00%       --        0.16%            1.16%
   Strong Opportunity Fund II (27)                1.00%       --        0.14%            1.14%

  T. ROWE PRICE VARIABLE FUNDS
   Equity Income Portfolio (28)                   0.85%       --        0.00%            0.85%
   International Stock Portfolio (28)             1.05%       --        0.00%            1.05%
   Limited-Term Bond Portfolio (28)               0.70%       --        0.00%            0.70%
   Mid-Cap Growth Portfolio (28)                  0.85%       --        0.00%            0.85%
   New America Growth Portfolio (28)              0.85%       --        0.00%            0.85%
   Personal Strategy Balanced Portfolio (28)      0.90%       --        0.00%            0.90%
  WARBURG PINCUS TRUST I
   Emerging Markets Portfolio (29)                0.00%       --        1.40%            1.40%
   International Equity Portfolio                 1.00%       --        0.32%            1.32%
   Global Post-Venture Capital Portfolio (29)     1.07%       --        0.33%            1.40%
   Small Company Growth Portfolio                 0.90%       --        0.24%            1.14%

 (1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

 (2) Net of expenses waived or reimbursed. The expenses of the following Portfolios, before expense reimbursements, would be: Global Bond Portfolio: investment management fee 0.65%, other expenses 0.39% and total fund annual expenses 1.04%; Global Dollar Government Portfolio: investment management fee 0.75%, other expenses 1.54% and total fund annual expenses 2.29%; International Portfolio: investment management fee 1.00%, other expenses 0.36% and total fund annual expenses 1.36%; Quasar Portfolio: investment management fee 1.00%, other expenses 0.19% and total fund annual expenses 1.19%; Real Estate Investment Portfolio: investment management fee 0.90%, other expenses 0.82% and total fund annual expenses 1.72%; Technology
     Portfolio: investment management fee 1.00%, other expenses 0.12% and total fund annual expenses 1.12%; Utility Income Portfolio: investment management fee 0.75%, other expenses 0.39% and total fund annual expenses 1.14%; and, Worldwide Privatization Portfolio: investment management fee 1.00%, other expenses 0.46% and total fund annual expenses 1.46%.

 (3) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

 (4) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.18%.

 (5) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.18%.

 (6) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.49%.

 (7) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.45%.

 (8) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.60%, Distribution and Service Fees 0.25%, Other Expenses 0.14% and Total Fund Operating Expenses 0.99%.

 (9) The fund's class 2 distribution plan or "rule 12b-1" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(10) On 2/8/00, a merger and reorganization was approved that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.60%, Distribution and Service Fees 0.25%, Other Expenses 0.04% and Total Fund Operating Expenses 0.89%.

(11) The fund administration fee is paid indirectly through the management fee.

(12) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Developing Markets Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 1.25%, Distribution and Service Fees 0.25%, Other Expenses 0.29% and Total Fund Operating Expenses 1.79%.

(13) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%.

(14) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.80%, Distribution and Service Fees 0.25%, Other Expenses 0.05% and Total Fund Operating Expenses 1.10%.

(15) The Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under an expense offset arrangement.

(16) The expense information presented in the table has been restated from the financials to reflect a change in the administrative services fee.

(17) Certain expenses of the Fund were absorbed voluntarily by Invesco in order to ensure that expenses for the Fund did not exceed: 1.50%, Blue Chip Growth; 1.15%, Dynamics; 1.25%, Health Sciences; 1.25%, Small Company Growth; 1.25%, Technology; and 1.15%, Utilities of the Fund's average net assets pursuant to an agreement between the Fund and Invesco. This Commitment may be changed at any time following consultation with the board of directors. Without the agreement in effect, the Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ended
     December 31, 1999 were; 8.31% and 9.16%, Blue Chip Growth; 1.53% and 2.28%, Dynamics; 2.11% and 2.86%, Health Sciences; 3.35% and 4.10%, Small Company Growth; 0.78% and 1.53%, Technology; and 1.08% and 1.68%, Utilities, respectively of the Fund's average net assets.

(18) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated, in the case of the High-Yield Portfolio, to reflect a reduction in the Management Fee. Without this contractual waiver by Janus Capital the expenses for the High-Yield Portfolio would be as follows:
     Management Fee, 0.75%; Other Expenses, 4.17%; Total Operating Expenses, 4.92%. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

(19) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.85%, 1.20%, 1.15%, of the average daily net assets of the J.P. Morgan Bond Portfolio, J.P. Morgan U.S Disciplined Equity Portfolio, J.P. Morgan International Opportunities Portfolio, and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 0.75% for the J.P. Morgan Bond Portfolio, 0.87% for the J.P Morgan U.S. Disciplined Equity Portfolio, 1.98% for the J.P. Morgan International Opportunities Portfolio and 2.57% for the J.P. Morgan Small Company Portfolio.

(20) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Kemper Value +Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+Portfolio (.83%), Kemper Horizon 20+ Portfolio (.93%), Kemper Investment Grade Bond Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits, after the benefit of any custodial credits.

(21) Effective May 1, 1999 the Investment Adviser agreed to waive its fees and /or reimburse the Portfolios through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.60%,1.25%,1.25% and 1.25% for the Emerging Markets Portfolio, Equity Portfolio, International Equity Portfolio, and the Small Cap Portfolio, respectively. Absent fee waivers and/or reimbursements Other Expenses and Total Fund Annual Expenses for the year ended December 31, 1999 would have been: 8.34% and 9.59% for the Emerging Markets Portfolio; 4.63% and 5.63% for the Equity Portfolio; 11.94%; and, 12.94% for the International Equity Portfolio, and 6.31% and 7.31% for the Small Cap Portfolio.

(22) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(23) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for Capital Opportunities Series, 0.15% for High Income Series, 0.15% for Global Government Series, and 0.15% for Bond Series. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

(24) Neuberger Berman Management Inc. ("NBMI") has undertaken through may 1, 2001 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in aggregate, 1% of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios' average daily net asset value.

(25) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expense ratio at or below: 1.35% through December 31, 1999, and 1.99% through December 31, 2008. Absent such waivers and fee reductions, the Total Fund Annual Expenses would have been:
     2.24% for Royce Micro-Cap; 5.63% for Royce Premier.

(26) Until April 30, 2001, the Adviser has agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, net 2000 expenses are estimated to be: management fee 0.595% and total expenses 1.50%. The above chart shows the expenses without this expense limitation.

(27) Calculated on an annualized basis from the beginning of the fiscal year through 12/31/99.

(28) The investment management fee includes the ordinary expenses of operating the Portfolios.

(29) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and/or co-administrator, for the Emerging Markets Portfolio and Global Post-Venture Capital Portfolio, respectively, the Investment Management Fee would have equaled 1.25% and 1.25%; Other expenses would have equaled 1.88% for the Emerging Markets Portfolio; and Total Fund Annual Expenses, would have equaled 3.13% and 1.58%, respectively, for the Emerging Markets and Global Post-Venture Capital Portfolios, based on actual fees and expenses for the fiscal year ended December 31, 1999. Fee waivers and expense reimbursements or credits may be discontinued at any time.

THE FUNDS

Set out below is a list of each Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

CONSERVATIVE BALANCED PORTFOLIO: The investment objective is a total investment return consistent with a conservatively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Stock Price Index or the NYSE Composite Index.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

GOVERNMENT INCOME PORTFOLIO: The investment objective is a high level of income over the long term consistent with the preservation of capital. The Portfolio invests primarily in U.S. Government securities, including intermediate and long-term U.S. Treasury securities and debt obligations issued by agencies or instrumentalities established by the U.S. government.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations.

NATURAL RESOURCES PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks and convertible securities of natural resource companies and securities that are related to the market value of some natural resource.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.

ZERO COUPON BOND 2005 PORTFOLIO: The investment objective of this portfolio is the highest predictable compound investment for a specific period of time, consistent with the safety of invested capital. The Portfolio invests primarily in debt obligations of the U.S. Treasury and corporations that have been issued without interest coupons or have been stripped of their interest coupons, or have interest coupons that have been stripped from the debt obligations.

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

                                              INVESTMENT
                                              MANAGEMENT     OTHER      TOTAL FUND
                    FUNDS                       FEE         EXPENSES    ANNUAL EXPENSES
  THE SERIES FUND:
   Conservative Balanced Portfolio               0.55%        0.02%          0.57%
   Diversified Bond Portfolio                    0.40%        0.03%          0.43%
   Equity Portfolio                              0.45%        0.02%          0.47%
   Equity Income Portfolio                       0.40%        0.02%          0.42%
   Flexible Managed Portfolio                    0.60%        0.02%          0.62%
   Global Portfolio                              0.75%        0.09%          0.84%
   Government Income Portfolio                   0.40%        0.04%          0.44%
   High Yield Bond Portfolio                     0.55%        0.05%          0.60%
   Money Market Portfolio                        0.40%        0.02%          0.42%
   Natural Resources Portfolio                   0.45%        0.12%          0.57%
   Prudential Jennison Portfolio                 0.60%        0.03%          0.63%
   Small Capitalization Stock Portfolio          0.40%        0.05%          0.45%
   Stock Index Portfolio                         0.35%        0.04%          0.39%
   Zero Coupon Bond 2005 Portfolio               0.40%        0.19%          0.59%

AIM VARIABLE INSURANCE FUNDS

The portfolios of the AIM Variable Insurance Funds in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AIM V.I. CAPITAL APPRECIATION FUND: The fund's investment objective is growth of capital through investment in common stocks, with emphasis on medium- and small-sized growth companies.

AIM V.I. DIVERSIFIED INCOME FUND: The fund's investment objective is to achieve a high level of current income.

AIM V.I. GLOBAL UTILITIES FUND: The fund's investment objectives are to achieve a high level of current income and secondarily, growth of capital, by investing primarily in the common and preferred stocks of public utility companies (either domestic or foreign).

AIM V.I. GOVERNMENT SECURITIES FUND: The fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the United States Government.

AIM V.I. GROWTH FUND: The fund's investment objective is to seek growth of capital primarily by investing in seasoned and better capitalized companies considered to have strong earnings momentum.

AIM V.I. GROWTH AND INCOME FUND: The fund's primary investment objective is growth of capital with a secondary objective of current income.

AIM V.I. INTERNATIONAL EQUITY FUND: The fund's investment objective is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. VALUE FUND: The fund's investment objective is to achieve long-term growth of capital by investing primarily in equity securities judged by the fund's investment advisor to be undervalued relative to the investment advisor's appraisal of the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity market generally. Income is a secondary objective.

A I M Advisors ("AIM") serves as the investment advisor to each Fund. AIM's principal business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

                                              MANAGEMENT     OTHER      TOTAL FUND
                    FUNDS                       FEE         EXPENSES    ANNUAL EXPENSES
  AIM VARIABLE INSURANCE FUNDS:
   AIM V.I. Capital Appreciation Fund            0.62%        0.11%          0.73%
   AIM V.I. Diversified Income Fund              0.60%        0.23%          0.83%
   AIM V.I. Global Utilities Fund                0.65%        0.49%          1.14%
   AIM V.I. Government Securities Fund           0.50%        0.40%          0.90%
   AIM V.I. Growth Fund                          0.63%        0.10%          0.73%
   AIM V.I. Growth and Income Fund               0.61%        0.16%          0.77%
   AIM V.I. International Equity Fund            0.75%        0.22%          0.97%
   AIM V.I. Value Fund                           0.61%        0.15%          0.76%

ALLIANCE CAPITAL

The portfolios of the Alliance Variable Products Series Fund, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

GLOBAL BOND PORTFOLIO: Seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO: Seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards the issuer's capacity to pay interest and repay principal.

GROWTH PORTFOLIO: Seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

GROWTH AND INCOME PORTFOLIO: Seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

INTERNATIONAL PORTFOLIO: Seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

PREMIER GROWTH PORTFOLIO: Seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. This portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

QUASAR PORTFOLIO: Seeks growth of capital by pursuing aggressive investment policies. This portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO: Seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

TECHNOLOGY PORTFOLIO: Seeks growth of capital through investment in companies expected to benefit from advances in technology. This portfolio will invest principally in a portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO: Seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government Securities and other high grade debt securities.

UTILITY INCOME PORTFOLIO: Seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies. The utilities industry consists of companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and in the provision of other utility or utility-related goods and services.

WORLDWIDE PRIVATIZATION PORTFOLIO: Seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105. The principal underwriter of the funds is Alliance Fund Distributors, Inc., a subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105.

                                              INVESTMENT
                                              MANAGEMENT     OTHER         TOTAL FUND
                    FUNDS                       FEE         EXPENSES     ANNUAL EXPENSES

  ALLIANCE VARIABLE PRODUCTS SERIES FUND,
  INC.
   Global Bond Portfolio (1)                     0.65%        0.25%          0.90%
   Global Dollar Government Portfolio (1)        0.12%        0.83%          0.95%
   Growth Portfolio                              0.75%        0.09%          0.84%
   Growth and Income Portfolio                   0.63%        0.08%          0.71%
   International Portfolio (1)                   0.69%        0.26%          0.95%
   Premier Growth Portfolio                      1.00%        0.05%          1.05%
   Quasar Portfolio (1)                          0.81%        0.14%          0.95%
   Real Estate Investment Portfolio (1)          0.49%        0.46%          0.95%
   Technology Portfolio (1)                      0.86%        0.09%          0.95%
   U.S. Government/High Grade Securities
    Portfolio                                    0.60%        0.26%          0.86%
   Utility Income Portfolio (1)                  0.72%        0.23%          0.95%
   Worldwide Privatization Portfolio (1)         0.63%        0.32%          0.95%

(1) Net of expenses waived or reimbursed. The expenses of the following Portfolios, before expense reimbursements, would be: Global Bond Portfolio: investment management fee 0.65%, other expenses 0.39% and total fund annual expenses 1.04%; Global Dollar Government Portfolio: investment management fee 0.75%, other expenses 1.54% and total fund annual expenses 2.29%; International Portfolio: investment management fee 1.00%, other expenses 0.36% and total fund annual expenses 1.36%; Quasar Portfolio: investment management fee 1.00%, other expenses 0.19% and total fund annual expenses 1.19%; Real Estate Investment Portfolio: investment management fee 0.90%, other expenses 0.82% and total fund annual expenses 1.72%; Technology
    Portfolio: investment management fee 1.00%, other expenses 0.12% and total fund annual expenses 1.12%; Utility Income Portfolio: investment management fee 0.75%, other expenses 0.39% and total fund annual expenses 1.14%; and Worldwide Privatization Portfolio: investment management fee 1.00%, other expenses 0.46% and total fund annual expenses 1.46%.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolios of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

VP BALANCED PORTFOLIO: The investment objective of the VP Balanced Portfolio is capital growth and current income over time. Management of the Portfolio intends to maintain approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to maintain approximately 40% of the Portfolio's assets in investment grade bonds and other debt securities.

VP INTERNATIONAL PORTFOLIO: Seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation.

VP VALUE PORTFOLIO: Seeks long-term capital growth over time with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase.

The investment adviser for each fund is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. American Century Investment Services, Inc. distributes shares of American Century funds, and all sales of fund shares are subject to approval by Funds Distributor, Inc.

                                               TOTAL FUND
                FUNDS                        ANNUAL EXPENSES
AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 VP Balanced Portfolio (1)                        0.90%
 VP International Portfolio (2)                   1.34%
 VP Value Portfolio (2)                           1.00%

(1) International investment involves special risk considerations. These include economic and political conditions, expected inflation rates, and currency swings.

(2) This fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as the fund's assets increase.

THE BERGER FUNDS

The portfolios of the Berger Institutional Products Trust ("Berger IPT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BERGER IPT - 100 FUND: The investment objective of the Berger IPT - 100 Fund is long term capital appreciation. The Berger IPT - 100 Fund seeks to achieve this objective by investing primarily in common stocks of established companies which are believed to offer favorable growth prospects. Current income is not an investment objective of the Berger IPT - 100 Fund, and any income produced will be a by-product of the effort to achieve the Fund's objective.

BERGER IPT - GROWTH AND INCOME FUND: The primary investment objective of the Berger IPT - Growth and Income Fund is capital appreciation. A secondary objective is to invest in securities that produce current income for the portfolio. The Berger IPT - Growth and Income Fund seeks to achieve these objectives by investing primarily in common stocks and other securities, such as convertible securities and preferred stocks, which the Fund's advisor believes offer favorable growth prospects and are expected to also provide current income.

BERGER IPT - SMALL COMPANY GROWTH FUND: The investment objective of the Berger IPT - Small Company Growth Fund is capital appreciation. The Berger IPT - Small Company Growth Fund seeks to achieve this objective by investing primarily in equity securities (including common and preferred stocks, convertible debt securities and other securities having equity features) of small growth companies whose market capitalization, at the time of the initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000TM Index.

BERGER/BIAM IPT - INTERNATIONAL FUND: The investment objective of the Berger/BIAM IPT - International Fund is long- term capital appreciation. The Berger/BIAM IPT - International Fund seeks to achieve this objective by investing primarily in common stocks of well established companies located outside the United States. The Fund intends to diversify its holdings among several countries and to have, under normal market conditions, at least 65% of the Fund's total assets invested in the securities of companies located in at least five countries, not including the United States.

Berger LLC ("Berger") is the investment adviser to the Berger IPT - 100 Fund, Berger IPT - Growth and Income Fund and Berger IPT - Small Company Growth Fund. BBOI Worldwide LLC ("BBOI"), a joint venture of Berger and Bank of Ireland Asset Management (U.S.) Limited ("BIAM"), is the adviser to the Berger/BIAM IPT -International Fund, and BIAM serves as the Fund's subadviser. Berger Distributors LLC, a wholly-owned subsidiary of

Berger, is the principal underwriter for all of the portfolios of Berger IPT. The principal business address of Berger, BBOI and Berger Distributors LLC, is 210 University Boulevard, Denver, Colorado 80206.

                                                                        TOTAL FUND
                                              INVESTMENT                ANNUAL EXPENSES
                                              MANAGEMENT     OTHER      (AFTER EXPENSE
                    FUNDS                       FEE         EXPENSES    REIMBURSEMENTS)
  BERGER INSTITUTIONAL PRODUCTS TRUST
   Berger IPT - 100 Fund (1)                     0.75%        0.25%          1.00%
   Berger IPT - Growth and Income Fund (2)       0.75%        0.25%          1.00%
   Berger IPT - Small Company Growth Fund
   (3)                                           0.85%        0.30%          1.15%
   Berger/BIAM IPT - International Fund (4)      0.90%        0.30%          1.20%

(1) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.18%.

(2) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.00%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.18%.

(3) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.15%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 1.49%.

(4) Under a written contract, the Fund's investment advisor waives its fee and reimburses the Fund to the extent that, at any time during the life of the Fund, the Fund's annual operating expenses exceed 1.20%. The contract may not be terminated or amended except by a vote of the Fund's Board of Trustees. Absent the fee waiver and expense reimbursement, the Fund's total operating expenses would have been 2.45%.

THE DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND, INC.: The Fund's primary goal is to provide capital growth with current income as a secondary goal. The fund invests primarily in the common stock of companies that, in the opinion of the Fund's management, not only meet traditional investment standards but which also show evidence that they conduct their business in a manner that contributes to the enhancement of the quality of life in America.

DREYFUS VARIABLE INVESTMENT FUNDS

The portfolios of the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and the Dreyfus Stock Index Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

APPRECIATION PORTFOLIO: Seeks to provide long-term capital growth consistent with the preservation of capital; current income is a secondary goal. This portfolio invests in common stocks focusing on "blue chip" companies with total market values of more than $5 billion at the time of purchase.

DISCIPLINED STOCK PORTFOLIO: Seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard and Poor's 500 Composite Stock Price Index. To pursue this goal, the portfolio invests in a blended portfolio of growth and value stocks chosen through a disciplined investment process.

GROWTH AND INCOME PORTFOLIO: Seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. This portfolio invests in stocks, bonds, and money market instruments of domestic and foreign issuers.

INTERNATIONAL EQUITY PORTFOLIO: Seeks to provide capital growth. This portfolio invests primarily in stocks of foreign issuers.

INTERNATIONAL VALUE PORTFOLIO: Seeks long-term capital growth. This portfolio ordinarily invests most of its assets in equity securities of foreign issuers which Dreyfus considers to be "value" companies. To a limited extent the portfolio may invest in debt securities of foreign issuers.

QUALITY BOND PORTFOLIO: Seeks to maximize current income as is consistent with the preservation of capital and the maintenance of liquidity. The portfolio investS at least 80% of net assets in fixed-income securities, including mortgage-related securities, collateralized mortgage obligations ("CMO's), and asset-backed securities, that, when purchased, are rated A or better.

SMALL CAP PORTFOLIO: Seeks to maximize capital appreciation. The portfolio generally invests at least 65% of its assets in the common stock of U.S. and foreign companies. The portfolio focuses on small-cap companies with total market values of less than $1.5 billion.

SMALL COMPANY STOCK PORTFOLIO: The portfolio seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Russell 2500 Stock Index ("Russell 2500"). To pursue this goal, the portfolio normally invests in a blended portfolio of growth and value stocks of small and midsize domestic companies, whose market values generally range between $500 million and $5 billion.

SPECIAL VALUE PORTFOLIO: Seeks to maximize total return, consisting of capital appreciation and current income. The portfolio invests primarily in the stocks of value companies of any size. The portfolio stock investments may include common stocks, preferred stocks and convertible securities of both the U.S. and foreign issuers.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

                                              INVESTMENT
                                              MANAGEMENT     OTHER      TOTAL FUND
                    FUNDS                       FEE         EXPENSES    ANNUAL EXPENSES
  THE DREYFUS SOCIALLY RESPONSIBLE
  GROWTH FUND, INC.                              0.75%        0.04%          0.79%
  DREYFUS VARIABLE INVESTMENT FUNDS
   Appreciation Portfolio                        0.43%        0.35%          0.78%
   Disciplined Stock Portfolio                   0.75%        0.06%          0.81%
   Growth and Income Portfolio                   0.75%        0.04%          0.79%
   International Equity Portfolio                0.75%        0.27%          1.02%
   International Value Portfolio                 1.00%        0.35%          1.35%
   Quality Bond Portfolio                        0.65%        0.09%          0.74%
   Small Cap Portfolio                           0.75%        0.03%          0.78%
   Small Company Stock Portfolio                 0.75%        0.22%          0.97%
   Special Value Portfolio                       0.75%        0.11%          0.86%

FRANKLIN(R) TEMPLETON(R)

The Class 2 portfolios of the Franklin Templeton Variable Insurance Products Trust in which the Separate Account may currently invest and their investment goals and fees are as follows:

TEMPLETON ASSET STRATEGY FUND (PREVIOUSLY TEMPLETON ASSET ALLOCATION FUND): The fund's investment goal is high total return. Under normal market conditions, the fund will invest in equity securities of companies of any nation, debt securities of companies and governments of any nation, and in money market instruments.

TEMPLETON GLOBAL INCOME SECURITIES FUND (THE SURVIVING FUND OF THE MERGER WITH TEMPLETON BOND FUND): The fund's investment goal is high current income. Capital appreciation is a secondary consideration. Under normal market conditions, the fund will invest at least 65% of its total assets in the debt securities of governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND (PREVIOUSLY TEMPLETON DEVELOPING MARKETS FUND) : The fund's investment goal is long-term capital appreciation. Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities that trade in emerging markets or are issued by companies that derive revenue from goods or services produced or have their principal activities in emerging market countries.

TEMPLETON INTERNATIONAL SECURITIES FUND (PREVIOUSLY TEMPLETON INTERNATIONAL
FUND): The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

TEMPLETON GROWTH SECURITIES FUND (THE SURVIVING FUND OF THE MERGER WITH TEMPLETON STOCK FUND): The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located anywhere in the world, including in the U.S. and emerging markets.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Asset Strategy Fund, and International Securities Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager for the Developing Markets Securities Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. Templeton Global Advisors Limited ("TAML" ) serves as an investment manager for Templeton Growth Securities Fund. TAML has offices in Lyferd Bay Nassau, N.P. Bahamas. Franklin Advisors, Inc. ("FA) serves as an investment-manager for Templeton Global Income Securities, Inc. FA has offices at 777 Mariners Island Blvd, San Mateo, CA. 94403. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

                                       INVESTMENT
                                       MANAGEMENT    12B-1     OTHER      TOTAL FUND
                FUNDS                    FEE         FEES     EXPENSES    ANNUAL EXPENSES
  FRANKLIN(R) TEMPLETON(R) :
  TEMPLETON VARIABLE PRODUCTS
  SERIES FUND (CLASS 2 SHARES)
   Templeton Asset Strategy
   Fund (1) (2)                           0.60%      0.25%      0.18%          1.03%
   Templeton Global Income
   Securities Fund (2) (3) (4)            0.60%      0.25%      0.05%          0.90%
   Templeton Developing Markets
   Securities Fund (2) (5)                1.25%      0.25%      0.31%          1.81%
   Templeton International
   Securities Fund (2) (6)                0.69%      0.25%      0.19%          1.13%
   Templeton Growth Securities
   Fund (2) (4) (7)                       0.83%      0.25%      0.05%          1.13%

(1) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Global Asset Allocation Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.60%, Distribution and Service Fees 0.25%, Other Expenses 0.14% and Total Fund Operating Expenses 0.99%.

(2) The fund's class 2 distribution plan or "rule 12b-1" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(3) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, he fund's expense after 5/1/00 would be estimated as: Management Fees 0.60%, Distribution and Service Fees 0.25%, Other Expenses 0.04% and Total Fund Operating Expenses 0.89%.

(4) The fund administration fee is paid indirectly through the management fee.

(5) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton Developing Markets Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective
    5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 1.25%, Distribution and Service Fees 0.25%, Other Expenses 0.29% and Total Fund Operating Expenses 1.79%.

(6) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%.

(7) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with a similar fund of the Templeton Variable Products Series Fund, effective 5/1/00. The table shows total expenses based on the fund's assets as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after 5/1/00 would be estimated as: Management Fees 0.80%, Distribution and Service Fees 0.25%, Other Expenses 0.05% and Total Fund Operating Expenses 1.10%.

INVESCO FUNDS

The portfolios of the INVESCO Variable Investment Funds, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

VIF-BLUE CHIP GROWTH FUND: The Fund attempts to make your investment grow over the long term; current income is an additional goal.

The Fund invests primarily in common stocks of large companies with market capitalizations of more than $10 billion that have a history of consistent earnings growth regardless of business cycle. In addition, the Fund tries to identify companies that have--or are expected to have--growing earnings, revenues and strong cash flows. The Fund also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated in their industry categories. We also consider the dividend payment record of the companies whose securities the Fund buys. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies. In recent years, the core of the Fund's investments has been concentrated in the securities of three or four dozen large, high quality companies.

VIF-DYNAMICS FUND: The Fund attempts to make your investment grow over the long term. It is aggressively managed. Because its strategy includes many short-term factors--including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions--securities in its portfolio usually are bought and sold relatively frequently.

The Fund invests in a variety of securities that we believe present opportunities for capital growth--primarily common stocks of companies traded on U.S. securities exchanges, as well as over-the-counter. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as in securities of foreign companies.

Because these companies are comparatively small, the prices of their securities tends to move up and down more rapidly than the securities prices of larger, more established companies. Therefore, the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

VIF-EQUITY INCOME FUND: The Fund normally invests at least 65% of its assets in dividend-paying common and preferred stocks, although in recent years that percentage has been somewhat higher. Stocks held by the Fund generally are expected to produce a relatively high level of income and a consistent, stable return. Although it focuses on the stocks of larger companies with a strong record of paying dividends, the Fund also may invest in companies that have not paid regular dividends. The Fund's equity investments are limited to stocks that can be traded easily in the United States; it may, however, invest in foreign securities in the form of American Depository Receipts (ADRs).

The rest of the Fund's assets are invested in debt securities, generally corporate bonds that are rated investment grade or better. The Fund also may invest up to 15% of its assets in lower-grade debt securities commonly known as "junk bonds," which generally offer higher interest rates, but are riskier investments than investment grade securities.

VIF-HEALTH SCIENCES FUND: The Fund seeks capital appreciation and invests primarily in the equity securities of companies that develop, produce or distribute products or services related to health care. These industries include, but are not limited to, medical equipment or supplies, pharmaceuticals, health care facilities, and applied research and development of new products or services.

The Fund normally invests at least 80% of its assets in companies doing business in the health sciences economic sector. The remainder of the Fund's assets are not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

   -- At least 50% of its gross income or its net sales must come from activities in the sector;

   -- At least 50% of its assets must be devoted to producing revenues from the sector; or

   -- Based on other available information, INVESCO determines that its primary business is within the sector.

VIF-HIGH YIELD FUND: The Fund attempts to provide a high level of current income, with growth of capital as a secondary objective.

It invests substantially all of its assets in lower-rated debt securities, commonly called "junk bonds," and preferred stock, including securities issued by foreign companies. Although these securities carry with them higher risks, they generally provide higher yields -- and therefore higher income -- than higher-rated debt securities.

VIF-SMALL COMPANY GROWTH FUND: The Fund attempts to make your investment grow over the long term.

The Fund normally invests at least 80% of its assets in equity securities of companies with market capitalizations of $1 billion or less. INVESCO uses a bottom-up investment approach to the Fund's investment portfolio, focusing on companies that are in the developing stages of their life cycles. Using this approach, we try to identify companies that we believe are undervalued in the marketplace, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, or structural changes in the economy. The prices of securities issued by these small companies tend to rise and fall more rapidly than those of more established companies.

The remainder of the Fund's assets can be invested in a wide range of securities that may or may not be issued by small companies. In addition to equity securities, the Fund can invest in foreign securities and debt securities, including so-called "junk bonds."

VIF-TECHNOLOGY FUND: The Fund seeks capital appreciation and invests primarily in the equity securities of companies engaged in technology-related industries. These include, but are not limited to, communications, computers, video, electronics, oceanography, office and factory automation, and robotics. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector.

A core portion of the Fund's portfolio is invested in market-leading technology companies that we believe will maintain or improve their market share regardless of overall economic conditions. These companies are usually large, established firms which are leaders in their field and have a strategic advantage over many of their competitors. The remainder of the Fund's portfolio consists of faster-growing, more volatile technology companies that INVESCO believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

VIF-TOTAL RETURN FUND: The Fund attempts to provide you with high total return through both growth and current income from those investments. It normally invests at least 30% of its assets in common stocks of companies with a strong history of paying regular dividends and 30% of its assets in debt securities. Debt securities include obligations of the U.S. Government and government agencies. The remaining 40% of the Fund is allocated among these and other investments at INVESCO's discretion, based upon current business, economics and market conditions.

VIF-UTILITIES FUND: The Fund seeks capital appreciation and income.

The Fund is aggressively managed. Although the Fund can invest in debt securities, it primarily invests in equity securities that INVESCO believes will rise in price faster than other investments, as well as options and other investments whose value is based upon the values of equity securities.

The Fund normally invests at least 80% of its assets in companies doing business in the utilities economic sector. The remainder of the Fund's assets are not required to be invested in the sector. To determine whether a potential investment is truly doing business in a particular sector, a company must meet at least one of the following tests:

   -- At least 50% of its gross income or its net sales must come from activities in the sector;

   -- At least 50% of its assets must be devoted to producing revenues from the sector; or

   -- Based on other available information, we determine that its primary business is within the sector.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment adviser and principal underwriter of each of the above-mentioned funds. INVESCO's principal business address is 7800 E. Union Avenue, Denver, Colorado 80237.

                                              INVESTMENT
                                              MANAGEMENT     OTHER       TOTAL FUND
                    FUNDS                       FEE         EXPENSES    ANNUAL EXPENSES

  INVESCO VARIABLE INVESTMENT FUNDS, INC.
   VIF-Blue Chip Growth Fund (1) (2) (3)         0.85%        1.19%          2.04%
   VIF-Dynamics Fund (1) (2) (3)                 0.75%        0.54%          1.29%
   VIF-Equity Income Fund (1) (2)                0.75%        0.44%          1.19%
   VIF-Health Sciences Fund (1) (3)              0.75%        0.74%          1.49%
   VIF-High Yield Fund (1) (2)                   0.60%        0.48%          1.08%
   VIF-Small Company Growth Fund (1) (2) (3)     0.75%        1.01%          1.76%
   VIF-Technology Fund (1) (3)                   0.75%        0.57%          1.32%
   VIF-Total Return Fund (1) (2)                 0.75%        0.55%          1.30%
   VIF-Utilities Fund (1) (2) (3)                0.60%        0.76%          1.36%

(1) The Fund's actual Total Annual Fund Operating Expenses were lower than the figures shown, because its custodian fees were reduced under an expense offset arrangement.

(2) The expense information presented in the table has been restated from the financials to reflect a change in the administrative services fee.

(3) Certain expenses of the Fund were absorbed voluntarily by Invesco in order to ensure that expenses for the Fund did not exceed: 1.50%, Blue Chip Growth; 1.15%, Dynamics; 1.25%, Health Sciences; 1.25%, Small Company Growth; 1.25%, Technology; and 1.15%, Utilities of the Fund's average net assets pursuant to an agreement between the Fund and Invesco. This Commitment may be changed at any time following consultation with the board of directors. Without the agreement in effect, the Fund's Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ended December 31, 1999 were: 8.31% and 9.16%, Blue Chip Growth; 1.53% and 2.28%, Dynamics; 2.11% and 2.86%, Health Sciences; 3.35% and 4.10%, Small Company Growth; 0.78% and 1.53%, Technology; and 1.08% and 1.68%, Utilities, respectively of the Fund's average net assets.

JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AGGRESSIVE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a nondiversified portfolio that pursues its investment objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies.

BALANCED PORTFOLIO: The investment objective of this Portfolio is long-term capital growth, consistent with preservation of capital and balanced by current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential.

FLEXIBLE INCOME PORTFOLIO: The investment objective of this Portfolio is to obtain maximum total return, consistent with preservation of capital. The Portfolio pursues its objective primarily through investments in income-producing securities. Total return is expected to result from a combination of current income and capital appreciation, although income will normally be the dominant component of total return. The Portfolio invests in many types of income-producing securities and may have substantial holdings in debt securities rated below investment grade.

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

HIGH-YIELD PORTFOLIO: The primary investment objective of this Portfolio is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

                                                                        TOTAL OPERATING
                                                                            EXPENSES
                                             MANAGEMENT     OTHER      (AFTER FEE WAIVERS
                   FUNDS                       FEE         EXPENSES    AND REDUCTIONS)
  JANUS ASPEN SERIES
   Aggressive Growth Portfolio (1)              0.65%        0.02%            0.67%
   Balanced Portfolio (1)                       0.65%        0.02%            0.67%
   Flexible Income Portfolio (1)                0.65%        0.07%            0.72%
   Growth Portfolio (1)                         0.65%        0.02%            0.67%
   High-Yield Portfolio (1)                     0.00%        1.00%            1.00%
   International Growth Portfolio (1)           0.65%        0.11%            0.76%
   Worldwide Growth Portfolio (1)               0.65%        0.05%            0.70%

Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated, in the case of the High-Yield Portfolio, to reflect a reduction in the Management Fee. Without this contractual waiver by Janus Capital the expenses for the High-Yield Portfolio would be as follows: Management Fee, 0.75%; Other Expenses, 4.17%; Total Operating Expenses, 4.92%. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

J.P. MORGAN SERIES TRUST II

The portfolios of the J.P. Morgan Series Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:

J.P. MORGAN BOND PORTFOLIO: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO: Seeks to provide a high total return from a portfolio of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in large- and medium-capitalization U.S. companies, typically represented by the Standard & Poor's 500 Stock Index.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: Seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN SMALL COMPANY PORTFOLIO: Seeks to provide a high total return from a portfolio of small company stocks. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small and medium sized U.S. companies whose market capitalizations are greater than $110 million and less than $1.5 billion.

J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser") serves as the investment adviser to each of the above-mentioned portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036. The Trust's distributor is Funds Distributor, Inc. located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

                                                                             TOTAL FUND
                                              INVESTMENT                   ANNUAL EXPENSES
                                              MANAGEMENT     OTHER         (AFTER EXPENSE
                    FUNDS                       FEE         EXPENSES       REIMBURSEMENTS)

  J.P. MORGAN SERIES TRUST II
   J.P. Morgan Bond Portfolio (1)                0.30%        0.45%           0.75%
   J.P. Morgan U.S. Disciplined Equity
    Portfolio (1)                                0.35%        0.50%           0.85%
   J.P. Morgan International Opportunities
    Portfolio (1)                                0.60%        0.60%           1.20%
   J.P. Morgan Small Company Portfolio (1)       0.60%        0.55%           1.15%

(1) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.85%, 1.20%, 1.15%, of the average daily net assets of the J.P. Morgan Bond Portfolio, J.P. Morgan U.S Disciplined Equity Portfolio, J.P. Morgan International Opportunities Portfolio, and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 0.75% for the J.P. Morgan Bond Portfolio, 0.87% for the J.P Morgan U.S. Disciplined Equity Portfolio, 1.98% for the J.P. Morgan International Opportunities Portfolio and 2.57% for the J.P. Morgan Small Company Portfolio.

KEMPER VARIABLE SERIES

The portfolios of Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and their investment objectives and fees are as follows:

BLUE CHIP PORTFOLIO: Seeks growth of capital and of income.

CONTRARIAN VALUE PORTFOLIO: Seeks to achieve a high rate of total return.

GOVERNMENT SECURITIES PORTFOLIO: Seeks high current return consistent with preservation of capital.

GROWTH PORTFOLIO: Seeks maximum appreciation of capital.

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income.

HORIZON 5 PORTFOLIO: Designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

HORIZON 10+ PORTFOLIO: Designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

HORIZON 20+ PORTFOLIO: Designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

INTERNATIONAL PORTFOLIO: Seeks total return, a combination of capital growth and income.

INVESTMENT GRADE BOND PORTFOLIO: Seeks high current income.

SMALL CAP GROWTH PORTFOLIO: Seeks maximum appreciation of investor's capital.

SMALL CAP VALUE PORTFOLIO: Seeks long-term capital appreciation.

TOTAL RETURN PORTFOLIO: Seeks a high total return, a combination of income and capital appreciation.

VALUE+ GROWTH PORTFOLIO: Seeks growth of capital. A secondary objective of the portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

The asset manager of the portfolios is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

                                              MANAGEMENT     OTHER      TOTAL ANNUAL
                    FUNDS                       FEE         EXPENSES    PORTFOLIO CHARGES
  KEMPER VARIABLE SERIES
   Blue Chip Portfolio (1)                       0.65%        0.06%           0.71%
   Contrarian Value Portfolio (1)                0.75%        0.05%           0.80%
   Government Securities Portfolio               0.55%        0.08%           0.63%
   Growth Portfolio                              0.60%        0.06%           0.66%
   High Yield Portfolio                          0.60%        0.07%           0.67%
   Horizon 5 Portfolio (1)                       0.60%        0.16%           0.76%
   Horizon 10+ Portfolio (1)                     0.60%        0.12%           0.72%
   Horizon 20+ Portfolio (1)                     0.60%        0.18%           0.78%
   International Portfolio                       0.75%        0.19%           0.94%
   Investment Grade Bond Portfolio (1)           0.60%        0.05%           0.65%
   Small Cap Growth Portfolio                    0.65%        0.06%           0.71%
   Small Cap Value Portfolio (1)                 0.75%        0.09%           0.84%
   Total Return Portfolio                        0.55%        0.06%           0.61%
   Value+ Growth Portfolio (1)                   0.75%        0.08%           0.83%

(1) Pursuant to their respective agreements with Kemper Variable Series, the investment manager and the accounting agent have agreed, for the one year period commencing on the May 1, 2000, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of the following described portfolios to the amounts set forth after the portfolio names: Kemper Value + Growth Portfolio (.84%), Kemper Contrarian Value Portfolio (.80%), Kemper Small Cap Value Portfolio (.84%), Kemper Horizon 5 Portfolio (.97%), Kemper Horizon 10+ Portfolio (.83%), Kemper Horizon 20+ Portfolio (.93%), Kemper Investment Grade Bond Portfolio (.80%), and Kemper Blue Chip Portfolio (.95%). The amounts set forth in the table above reflect actual expenses for the past fiscal year, which were lower than these expense limits, after the benefit of any custodial credits.

LAZARD RETIREMENT SERIES, INC.

The portfolios of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

LAZARD RETIREMENT EMERGING MARKETS PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are in emerging market countries that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large U.S. companies (those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively large non-U.S. companies (those whose total market value is more than $1 billion) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Lazard Asset Management, is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10112.

                                                                            TOTAL FUND
                                       INVESTMENT                         ANNUAL EXPENSES
                                       MANAGEMENT    12B-1     OTHER      (AFTER EXPENSE
                FUNDS                    FEE         FEES     EXPENSES    REIMBURSEMENTS)


  LAZARD RETIREMENT SERIES, INC.
   Emerging Markets Portfolio (1)         1.00%      0.25%      0.35%          1.60%
   Equity Portfolio (1)                   0.75%      0.25%      0.25%          1.25%
   International Equity Portfolio (1)     0.75%      0.25%      0.25%          1.25%
   Small Cap Portfolio (1)                0.75%      0.25%      0.25%          1.25%

(1) Effective May 1, 1999 the Investment Adviser agreed to waive its fees and /or reimburse the Portfolios through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.60%,1.25%,1.25% and 1.25% for the Emerging Markets Portfolio, Equity Portfolio , International Equity Portfolio, and the Small Cap Portfolio, respectively. Absent fee waivers and/or reimbursements Other Expenses and Total Fund Annual Expenses for the year ended December 31, 1999 would have been: 8.34% and 9.59% for the Emerging Markets Portfolio, 4.63% and 5.63% for the Equity Portfolio, 11.94% and 12.94% for the International Equity Portfolio, and 6.31% and 7.31% for the Small Cap Portfolio.

MFS(R) VARIABLE INSURANCE TRUSTSM

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS BOND SERIES: Seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital.

MFS CAPITAL OPPORTUNITIES SERIES: Seeks capital appreciation.

MFS EMERGING GROWTH SERIES: Seeks to provide long-term growth of capital.

MFS GLOBAL GOVERNMENTS SERIES: Seeks income and capital appreciation.

MFS GROWTH WITH INCOME SERIES: Seeks to provide reasonable current income and long-term growth of capital and income.

MFS HIGH INCOME SERIES: Seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features.

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

MFS TOTAL RETURN SERIES: Seeks primarily to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income.

MFS UTILITIES SERIES: Seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

                                           INVESTMENT
                                           MANAGEMENT                    TOTAL FUND ANNUAL
                                            AND FUND                      EXPENSES
                                           ADMINISTRATION     OTHER      (AFTER EXPENSE
                  FUNDS                       FEE            EXPENSES    REIMBURSEMENTS)
  MFS(R) VARIABLE INSURANCE TRUSTSM
   MFS Bond Series (1) (2)                      0.60%          0.16%           0.76%
   MFS Capital Opportunities Series (1) (2)     0.75%          0.16%           0.91%
   MFS Emerging Growth Series (1)               0.75%          0.09%           0.84%
   MFS Global Governments Series (1) (2)        0.75%          0.16%           0.91%
   MFS Growth With Income Series (1)            0.75%          0.13%           0.88%
   MFS High Income Series (1) (2)               0.75%          0.16%           0.91%
   MFS Research Series (1)                      0.75%          0.11%           0.86%
   MFS Total Return Series (1)                  0.75%          0.15%           0.90%
   MFS Utilities Series (1)                     0.75%          0.16%           0.91%

(1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(2) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for Capital Opportunities Series, 0.15% for High Income Series, 0.15% for Global Government Series, and 0.15% for Bond Series. These contractual fee arrangements will continue until at least May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.

NEUBERGER BERMAN MANAGEMENT INC. ("NBMI")

The portfolios of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AMT BALANCED PORTFOLIO: Seeks long-term capital growth and reasonable current income without undue risk to principal.

AMT GROWTH PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in stocks of mid-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for fast-growing companies that are in emerging or rapidly evolving industries.

AMT LIMITED MATURITY BOND PORTFOLIO: Seeks the highest available current income consistent with liquidity and low risk to principal; total return is a secondary goal. To pursue these goals, the portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers.

AMT PARTNERS PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

                                             INVESTMENT
                                             MANAGEMENT/
                                             ADMINISTRATIVE     OTHER      TOTAL FUND
                   FUNDS                        FEE            EXPENSES    ANNUAL EXPENSES
  NEUBERGER BERMAN ADVISERS
  MANAGEMENT TRUST ("AMT")
   AMT Balanced Portfolio (1)                     0.85%          0.17%          1.02%
   AMT Growth Portfolio (1)                       0.84%          0.08%          0.92%
   AMT Limited Maturity Bond Portfolio (1)        0.65%          0.11%          0.76%
   AMT Partners Portfolio (1)                     0.80%          0.07%          0.87%

(1) Neuberger Berman Management Inc. ("NBMI") has undertaken through May 1, 2001 to reimburse certain operating expenses, excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in aggregate, 1% of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios' average daily net asset value.

THE ROYCE PORTFOLIOS

The portfolios of Royce Capital Fund (Series Trust) in which the Separate Account may currently invest and their investment objectives and fees are as follows:

ROYCE MICRO-CAP PORTFOLIO: Seeks long-term growth of capital primarily through investments in a broadly diversified portfolio of equity securities of micro-cap companies (companies with stock market capitalization below $300 million).

ROYCE PREMIER PORTFOLIO: Investment objectives are primarily long-term growth and secondarily current income. It seeks to achieve these objectives through investments in a limited number of equity securities of small-cap companies viewed by Royce as having superior financial characteristics and/or unusually attractive business prospects.

Royce & Associates, Inc. ("Royce") serves as the investment manager of the portfolios. Royce's principal business address is 1414 Avenue of the Americas, New York, New York 10019.

                                                                           TOTAL FUND
                                              INVESTMENT                ANNUAL EXPENSES
                                              MANAGEMENT     OTHER       (AFTER EXPENSE
                    FUNDS                       FEE         EXPENSES    REIMBURSEMENTS)


  THE ROYCE PORTFOLIOS
   Royce Micro-Cap Portfolio (1)                 1.25%        0.10%          1.35%
   Royce Premier Portfolio (1)                   1.00%        0.35%          1.35%

(1) Royce & Associates, Inc., the Funds' investment adviser, has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds' Net Annual Operating Expense ratio at or below: 1.35% through December 31, 1999, and 1.99% through December 31, 2008. Absent such waivers and fee reductions, the Total Fund Annual Expenses would have been:
    2.24% for Royce Micro-Cap; and 5.63% for Royce Premier.

SCUDDER VARIABLE LIFE INVESTMENT FUND

The portfolios of the Scudder Variable Life Investment Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

BALANCED PORTFOLIO: Pursues a balance of growth and income from a diversified portfolio of equity and fixed- income securities. The Portfolio also seeks long-term preservation of capital through a quality-oriented investment approach that is designed to manage risk.

BOND PORTFOLIO: Pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities.

CAPITAL GROWTH PORTFOLIO: Seeks to maximize long-term capital growth through a broad and flexible investment program.

GLOBAL DISCOVERY PORTFOLIO: Pursues above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

GROWTH & INCOME PORTFOLIO: Seeks long-term growth of capital, current income and growth of income.

INTERNATIONAL PORTFOLIO: Seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments.

The investment adviser for each portfolio is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103. The principal underwriter of the portfolios is Scudder Investor Services, Inc., a Scudder Kemper subsidiary, located at Two International Place, Boston, Massachusetts 02110-4103.

                                       MANAGEMENT    12B-1     OTHER      TOTAL FUND
                FUNDS                    FEE          FEE     EXPENSES    ANNUAL EXPENSES
  SCUDDER VARIABLE LIFE INVESTMENT
  FUND-(CLASS A AND B SHARES)
   Balanced Portfolio (Class A)          0.475%      0.25%     0.080%          0.81%
   Bond Portfolio (Class A)              0.475%      0.25%     0.090%          0.82%
   Capital Growth Portfolio (Class B)    0.462%      0.25%     0.030%          0.74%
   Global Discovery Portfolio (Class
    B)(1)                                0.975%      0.25%     0.650%          1.88%
   Growth & Income Portfolio (Class B)   0.475%      0.25%     0.080%          0.81%
   International Portfolio (Class B)     0.852%      0.25%     0.180%          1.28%

(1) Until April 30, 2001, the Adviser has agreed to waive a portion of its management fee to the extent necessary to limit the expenses of the Global Discovery Portfolio to 1.50% of average daily net assets. As a result, net 2000 expenses are estimated to be: management fee 0.595% and total expenses 1.50%. The above chart shows the expenses without this expense limitation.

THE STRONG FUNDS

The Strong Funds in which the Separate Account may currently invest and their investment objectives and fees are as follows:

STRONG DISCOVERY FUND II: Seeks capital growth by investing primarily in equity securities that are believed to represent attractive growth opportunities. The Fund also has the flexibility to invest in debt obligations and short-term fixed income securities for capital appreciation potential. The fund's investment advisor may invest in companies, regardless of size or maturity, that are poised for accelerated earnings growth due to innovative products or services, new management, or favorable economic or market cycles.

STRONG MID CAP GROWTH FUND II: Seeks capital growth by investing primarily in equity securities that are believed to have above-average growth prospects. The fund will generally invest in companies whose earnings are believed to be in a relatively strong growth trend, and to a lesser extent, in companies in which significant further growth is not anticipated but whose market value is thought to be undervalued.

STRONG INTERNATIONAL STOCK FUND II: Seeks capital growth by investing primarily in equity securities of issuers located outside the United States. The fund will normally invest in securities of issuers in at least three different countries. The fund attempts to deliver a competitive Risk adjusted Return by reducing the fund's overall volatility by analyzing currencies, country allocations, and individual stocks.

STRONG OPPORTUNITY FUND II: Seeks capital growth by investing in equity securities emphasizing investments in medium-sized companies that the investment advisor believes are under-researched and attractively valued. The fund's investment advisor looks for companies with fundamental value or growth potential that is not yet reflected in their current market prices.

The Strong Funds are not available to California residents.

The investment adviser for each fund is Strong Capital Management, Inc. ("Strong"). Strong's principal business address is P.O. Box 2936, Milwaukee, Wisconsin 53201. The principal underwriter of the funds is Strong Funds Distributors, Inc., located at P.O. Box 2936, Milwaukee, Wisconsin 53201.

                                            INVESTMENT
                                            MANAGEMENT    OTHER         TOTAL FUND
                  FUNDS                       FEE        EXPENSES     ANNUAL EXPENSES

  THE STRONG FUNDS
   Strong Discovery Fund II (1)                1.00%         0.14%           1.14%
   Strong Mid Cap Growth Fund II (1)           1.00%         0.15%           1.15%
   Strong International Stock Fund II (1)      1.00%         0.16%           1.16%
   Strong Opportunity Fund II (1)              1.00%         0.14%           1.14%

(1) Calculated on an annualized basis from the beginning of the fiscal year through 12/31/99.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

INTERNATIONAL STOCK PORTFOLIO: Seeks to provide long-term growth of capital through investments primarily in the common stocks of established companies based outside the United States.

LIMITED-TERM BOND PORTFOLIO: Seeks a high level of income consistent with moderate fluctuations in principal value by investing primarily in short- and intermediate-term investment-grade, corporate bonds.

MID-CAP GROWTH PORTFOLIO: Seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of medium-sized (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in the S&P 400 Mid-Cap Index.

NEW AMERICA GROWTH PORTFOLIO: Seeks to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector's contribution to GDP from year to year.

PERSONAL STRATEGY BALANCED PORTFOLIO: Seeks the highest total return over time, with an emphasis on both capital growth and income by investing in a diversified portfolio typically consisting of 60% stocks, 30% bonds, and 10% money market securities.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Rowe Price-Fleming International Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

                                        INVESTMENT                      TOTAL FUND
                                        MANAGEMENT FEE                  ANNUAL EXPENSES
                                        YEAR ENDED          OTHER       YEAR ENDED
                FUNDS                    12/31/99          EXPENSES      12/31/99
  T. ROWE PRICE VARIABLE FUNDS
   Equity Income Portfolio (1)               0.85%           N/A             0.85%
   International Stock Portfolio (1)         1.05%           N/A             1.05%
   Limited-Term Bond Portfolio (1)           0.70%           N/A             0.70%
   Mid-Cap Growth Portfolio (1)              0.85%           N/A             0.85%
   New America Growth Portfolio (1)          0.85%           N/A             0.85%
   Personal Strategy Balanced
   Portfolio (1)                             0.90%           N/A             0.90%

(1) The investment management fee includes the ordinary expenses of operating the Portfolios.

WARBURG PINCUS PORTFOLIOS

The portfolios of Warburg Pincus Trust I in which the Separate Account may currently invest and their investment objectives and fees are as follows:

Warburg Pincus Trust I

EMERGING MARKETS PORTFOLIO: The goal of the Portfolio is long-term growth of capital. To achieve this goal, the Portfolio: invests in foreign equity securities; focuses on the world's less developed countries; and analyzes a company's growth potential, using a bottom-up investment approach.

GLOBAL POST-VENTURE CAPITAL PORTFOLIO: The goal of the Portfolio is long-term growth of capital. To achieve this goal, the Portfolio: invests primarily in equity securities of U.S. companies considered to be in their post-venture-capital stage of development; may invest in companies of any size; and takes a growth investment approach to identifying attractive post-venture-capital investments.

INTERNATIONAL EQUITY PORTFOLIO: The goal of the Portfolio is long-term capital appreciation. To achieve this goal, the Portfolio: invests in foreign equity securities; diversifies its investments across countries, including emerging markets; and favors stocks with discounted valuations, using a value-based, bottom-up investment approach.

SMALL COMPANY GROWTH PORTFOLIO: The goal of the Portfolio is capital growth. To achieve this goal, the Portfolio: invests in equity securities of small U.S. companies; may look for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate by using a growth investment style.

The investment adviser for each portfolio is Warburg Pincus Asset Management, Inc. ("Warburg"). Warburg's principal business address is 466 Lexington Avenue, New York, New York 10017-3147. The principal underwriter of the portfolios is Counsellors Securities, Inc., a Warburg subsidiary, located at 466 Lexington Avenue, New York, New York 10017-3147.

                                            INVESTMENT
                                            MANAGEMENT      OTHER        TOTAL FUND
                PORTFOLIOS                    FEE          EXPENSES    ANNUAL EXPENSES
  WARBURG PINCUS TRUST I
   Emerging Markets Portfolio (1)              0.00%         1.40%           1.40%
   International Equity Portfolio              1.00%         0.32%           1.32%
   Global Post-Venture Capital Portfolio (1)   1.07%         0.33%           1.40%
   Small Company Growth Portfolio              0.90%         0.24%           1.14%

(1) Absent the waiver of fees and reimbursement of expenses by the Portfolio's investment adviser and/or co-administrator, for the Emerging Markets Portfolio and Global Post-Venture Capital Portfolio, respectively, the Investment Management Fee would have equaled 1.25% and 1.25%; Other expenses would have equaled 1.88% for the Emerging Markets Portfolio; and Total Fund Annual Expenses, would have equaled 3.13% and 1.58%, respectively, for the Emerging Markets and Global Post-Venture Capital Portfolios, based on actual fees and expenses for the fiscal year ended December 31, 1999. Fee waivers and expense reimbursements or credits may be discontinued at any time.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS AND SUPPLEMENT. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several assumptions about the age of the Participant, the amount of insurance, and the rules of your Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

* The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

* The Face Amount of insurance under the Certificate is $100,000.

* The Participant paid a premium of $1,200 when the Certificate was first issued. He or she pays the same premium amount each year on the Certificate Anniversary.

ILLUSTRATION #1

In Illustration #1, we assumed that the current charges Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

* The charge deducted from each premium payment for taxes on premium payments is 2.6%.

* Prudential deducts no sales charge from premium payments.

* Prudential deducts no processing charge from premium payments.

* Each month, Prudential deducts a $3 charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

* Prudential does not deduct a surrender charge.

* The Participant has current standardized cost of insurance charges from the following table, which is excerpted from Table I under Section 79 of the Internal Revenue Code:

                              MONTHLY CURRENT COST
                               OF INSURANCE RATES

----------------------------------
                    RATE PER
                THOUSAND DOLLARS
     AGE          OF INSURANCE
----------------------------------
  40 to 44           $0.17
----------------------------------
  45 to 49           $0.29
----------------------------------
  50 to 54           $0.48
----------------------------------
  55 to 59           $0.75
----------------------------------
  60 to 64           $1.17
----------------------------------
  65 to 69           $2.10
----------------------------------
  70 to 79           $3.76
----------------------------------

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

* The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

* Prudential deducts a sales charge equal to 3.5% from each premium payment.

* Prudential deducts a processing charge of $2 from each premium payment.

* Each month, Prudential deducts a $6 charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

* The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

* Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 131 Funds available under Group Variable Universal Life Insurance. (We used all 131 only for the purpose of this illustration. As we told you earlier in this prospectus, Prudential will permit each Group Contractholder to make no more than 20 Funds available to its Participants.)

Each illustration shows three different assumptions about the investment performance -- or "investment return" -- of the Funds. The three different assumptions are:

* gross annual rate of return is 0%

* gross annual rate of return is 4.5%

* gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

* The first column shows the CERTIFICATE YEAR.

* The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

* The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5% and 9%).

* The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5% and 9%).

You should note that:

* Both "gross" and "net" investment returns are shown.

* "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

* "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

* Fund investment management fees and other expenses were assumed to equal 0.94% per year, which was the average Fund expense in 1999.

* For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.39%, 3.11% and 7.61%.

* For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.84%, 2.66% and 7.16%.

* The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

* We assumed no loans or partial withdrawals were taken.

* Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                 ILLUSTRATION #1

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                          USING CURRENT EXPENSE CHARGES

                                              Death Benefit (1)                                 Cash Surrender Value (1)
                               -------------------------------------------------     -----------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                 Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of                           Annual Investment Return of
   End of       Premiums       -------------------------------------------------     -----------------------------------------------
Certificate   Accumulated        0% Gross          4.5% Gross        9% Gross          0% Gross         4.5% Gross        9% Gross
    Year     at 4% per year    (-1.39%) Net       (3.11% Net)      (7.61% Net)       (-1.39%) Net      (3.11% Net)      (7.61% Net)
  -------    ---------------   --------------     -------------    -------------     -------------     -------------    ------------
      1         $1,248           $100,914           $100,961         $101,008              $914              $961           $1,008
      2          2,546            101,816            101,952          102,093             1,816             1,952            2,093
      3          3,896            102,705            102,974          103,260             2,705             2,974            3,260
      4          5,300            103,582            104,028          104,516             3,582             4,028            4,516
      5          6,760            104,446            105,114          105,868             4,446             5,114            5,868
      6          8,278            105,156            106,088          107,172             5,156             6,088            7,172
      7          9,857            105,856            107,092          108,576             5,856             7,092            8,576
      8         11,499            106,546            108,127          110,087             6,546             8,127           10,087
      9         13,207            107,226            109,195          111,712             7,226             9,195           11,712
     10         14,984            107,897            110,295          113,462             7,897            10,295           13,462
     15         24,989            110,015            115,100          123,039            10,015            15,100           23,039
     20         37,163            110,425            118,948          134,896            10,425            18,948           34,896
     25         51,974            108,376            120,705          148,952             8,376            20,705           48,952
     30         69,994                  0 (2)        116,715          162,473                 0 (2)        16,715           62,473
     35         91,918                  0                  0 (2)      169,916                 0                 0 (2)       69,916
     40        118,592                  0                  0          180,656                 0                 0           80,656


     (1)  Assumes no loan or partial withdrawal has been made.

     (2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T1

                                 ILLUSTRATION #2

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES

                                              Death Benefit (1)                                Cash Surrender Value (1)
                               ------------------------------------------------     ------------------------------------------------
                                    Assuming Hypothetical Gross (and Net)                Assuming Hypothetical Gross (and Net)
                                         Annual Investment Return of                          Annual Investment Return of
  End of       Premiums        ------------------------------------------------     ------------------------------------------------
Certificate  Accumulated         0% Gross         4.5% Gross        9% Gross          0% Gross         4.5% Gross        9% Gross
   Year     at 4% per year     (-1.84%) Net      (2.66% Net)       (7.16% Net)      (-1.84%) Net      (2.66% Net)      (7.16% Net)
  ------    ---------------    --------------    -------------     ------------     --------------    -------------    -------------
    1           $1,248            $100,564         $100,601          $100,639             $553             $589             $626
    2            2,546             101,079          101,179           101,283            1,059            1,159            1,263
    3            3,896             101,539          101,726           101,926            1,519            1,706            1,906
    4            5,300             101,945          102,240           102,566            1,925            2,220            2,546
    5            6,760             102,293          102,717           103,200            2,273            2,697            3,180
    6            8,278             102,580          103,149           103,821            2,560            3,129            3,801
    7            9,857             102,805          103,535           104,428            2,785            3,515            4,408
    8           11,499             102,964          103,869           105,013            2,944            3,849            4,993
    9           13,207             103,055          104,145           105,572            3,035            4,125            5,552
   10           14,984             103,073          104,354           106,096            3,053            4,334            6,076
   15           24,989             101,731          103,944           107,662            1,711            3,924            7,642
   20           37,163                   0 (2)            0 (2)       105,703                0 (2)            0 (2)        5,683
   25           51,974                   0                0                 0 (2)            0                0                0 (2)
   30           69,994                   0                0                 0                0                0                0
   35           91,918                   0                0                 0                0                0                0
   40          118,592                   0                0                 0                0                0                0


     (1)  Assumes no loan or partial withdrawal has been made.

     (2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T2

PROSPECTUS
May 1, 2000
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

GROUP VARIABLE UNIVERSAL LIFE INSURANCE
FOR EMPLOYEES OF MORGAN GUARANTY TRUST COMPANY OF NY

This document is a prospectus. It tells you about a GROUP VARIABLE UNIVERSAL LIFE INSURANCE contract offered by The Prudential Insurance Company of America ("Prudential," "we," "our," or "us") to Morgan Guaranty Trust Company of NY ("Morgan Guaranty"). The benefits available under the Group Variable Universal Life Insurance Contract (the "Group Contract") are in addition to any Basic Employee Term Life Insurance benefits.

Eligible Group Members are full-time and regular part-time employees of Morgan Guaranty, including its subsidiaries and its affiliated companies, who are on the U.S. payroll and scheduled to work 20 hours or more in a week.

We will give a Certificate to each Eligible Group Member or spouse who buys coverage under the Group Contract. We will refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

The Group Contract and Certificates provide life insurance protection with flexible premium payments and a choice of underlying investment options. The Death Benefit and Cash Surrender Value will change daily, depending on the performance of the investment options you select. The Death Benefit will usually not be less than the Face Amount of the Certificate. Surrenders, partial withdrawals, and loans are available but certain rules and limits apply to how they work.

We have tried to make this prospectus easy to understand. Still, the meaning of some terms are special because they describe concepts used mostly in insurance contracts. To help you understand what these terms mean, we added a DEFINITIONS OF SPECIAL TERMS section on page 50. It's easy to recognize a defined term--we capitalize any defined terms that we use.

A WORD ABOUT REPLACING YOUR LIFE INSURANCE: You should know that, most times, it is not in your best interest to replace one life insurance policy with another one. When you need additional life insurance, it is usually better for you to add coverage--either by asking for a new policy or by buying additional insurance--than it is for you to replace a policy. In that way, you don't lose benefits under the policy you already have.

If you are thinking about replacing a life insurance policy you already have so that you can obtain Group Variable Universal Life Insurance, you should consider your choices carefully. Compare the costs and benefits of adding coverage to your current policy against the costs and benefits of Group Variable Universal Life Insurance. You should get advice from a tax advisor.

YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS DOCUMENT WILL BE FOLLOWED BY PROSPECTUSES FOR EACH OF THE FUNDS UNDER THE GROUP PROGRAM THAT WILL BE AVAILABLE TO YOU. THE GROUP CONTRACTHOLDER CHOSE THE FUNDS THAT ARE AVAILABLE TO YOU.

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The Prudential Insurance Company of America
                                751 Broad Street
                         Newark, New Jersey 07102-3777
                            Telephone (800) 562-9874

The SEC maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding issuers that file electronically with the SEC. You may also obtain and copy information at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information. You may obtain copies of available information upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

GL.2000.117

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (called the "Separate Account") has a number of investment options, twelve of which are currently available to you. We call each option a "Subaccount." We will invest the assets of each Subaccount in one of three families of mutual funds. They are:

* The Prudential Series Fund, Inc. (called the "Series Fund")

* The J.P. Morgan Series Trust II

* The American Century Variable Portfolios, Inc.

When we refer to "Funds" in this prospectus, we mean all or any of these funds.

You may choose investment options from among the twelve available Funds or you may choose to invest in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%.)

Once you select the investment options you want, Prudential will direct your premium payments to the Subaccount associated with those Funds or to the Fixed Account.

We describe the twelve available Funds briefly in the section called "THE FUNDS." It starts on page 13. We will send you a prospectus for each Fund selected by your Group Contractholder. The Fund prospectuses tell you about the objectives and policies for each Fund, as well as the risks of investing in each Fund.

                               TABLE OF CONTENTS

                                                                            PAGE

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE...................    1

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES.................    8

GENERAL INFORMATION ABOUT PRUDENTIAL, THE PRUDENTIAL VARIABLE CONTRACT
ACCOUNT GI-2, AND THE VARIABLE INVESTMENT OPTIONS UNDER THE
CERTIFICATES..............................................................   12
            The Prudential Insurance Company of America...................   12
            The Prudential Variable Contract Account GI-2.................   13
            The Funds.....................................................   13
            Fund Names and Objectives.....................................   14
            Fund Fees and Expenses........................................   16
            Fund Advisers.................................................   17
            The Fixed Account.............................................   17

DETAILED INFORMATION ABOUT THE CERTIFICATES...............................   18
            Who is Eligible for Coverage..................................   18
            How Prudential Issues Certificates............................   18
            A "Free Look" Period..........................................   19
            Evidence of Good Health.......................................   20
            Procedures....................................................   20
            Premiums......................................................   21
            Effective Date of Insurance...................................   22
            How Prudential Will Deposit and Invest Premium Payments.......   22
            How You Can Change the Way Prudential Allocates Future
                  Premium Payments........................................   22
            How You Can Transfer Amounts in Your Certificate Fund from
                  One Investment Option to Another........................   23
            Dollar Cost Averaging.........................................   24
            Death Benefits................................................   25
            Changes in Face Amount........................................   27
            Charges and Expenses..........................................   27
            Cash Surrender Value..........................................   31
            Full Surrenders...............................................   31
            Paid-up Coverage..............................................   32
            Partial Withdrawals...........................................   32
            Loans.........................................................   33
            Lapse.........................................................   34
            Termination of the Group Contract.............................   35
            Participants Who Are No Longer Eligible Group Members
                  (or Spouses of Eligible Group Members)..................   35
            Options on Termination of Coverage............................   36
            Reinstatement.................................................   37
            Tax Treatment of Certificate Benefits.........................   38

            ERISA Considerations..........................................   41
            When Proceeds Are Paid........................................   43
            Beneficiary...................................................   43
            Incontestability..............................................   43
            Misstatement of Age...........................................   44
            Suicide Exclusion.............................................   44
            Assignment....................................................   44
            Voting Rights.................................................   44
            Substitution of Fund Shares...................................   45
            Accelerated Death Benefit.....................................   46
            Reports.......................................................   46
            Sale of the Contract and Sales Commissions....................   47
            Ratings and Advertisements....................................   47
            Services Performed by Third Parties...........................   48
            State Regulation..............................................   48
            Experts.......................................................   48
            Litigation....................................................   49

DEFINITIONS OF SPECIAL TERMS USED IN THIS PROSPECTUS......................   50

DIRECTORS AND OFFICERS OF PRUDENTIAL......................................   53

FINANCIAL STATEMENTS OF THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2.............................   A1

CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE
   COMPANY OF AMERICA AND ITS SUBSIDIARIES................................   B1

YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IN ANY JURISDICTION WHERE AN OFFERING MAY NOT BE LAWFULLY MADE. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

BRIEF DESCRIPTION OF THE GROUP CONTRACT AND CERTIFICATE

In this section of the prospectus, we answer some questions that are frequently asked about the Group Variable Universal Life Insurance issued to Morgan Guaranty and about the Certificates issued under the Group Contract. You can find more detailed information on later pages of the prospectus.

The Group Contract and Certificate provide even more detailed information. You will get a Certificate if you buy the Group Variable Universal Life Insurance.

WHAT IS THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT?

It is an insurance contract issued by Prudential to Morgan Guaranty. It states all the terms of the agreement between Prudential and Morgan Guaranty. It forms the entire agreement between them. Among other things, the Group Contract defines which members of the group are eligible to buy the Group Variable Universal Life Insurance.

We will give a Certificate to each Eligible Group Member and spouse who buys coverage under the Group Contract. The Certificate provides for a Death Benefit and a Cash Surrender Value. The Death Benefit and the Cash Surrender Value can change every day. They change based on the performance of the investment options you selected.

HOW DOES PRUDENTIAL CALCULATE THE CERTIFICATE'S DEATH BENEFIT?

When you buy Group Variable Universal Life Insurance, you will choose a Face Amount of insurance, within certain limits. Prudential will calculate the Death Benefit like this:

* The DEATH BENEFIT is the Face Amount of insurance PLUS the value of your Certificate Fund on the date of your death MINUS any Certificate Debt and outstanding charges.

(In some cases, we will increase the Death Benefit to an amount that is more than the Face Amount plus the value of the Certificate Fund. We will do that to make sure that the Certificate meets the definition of "life insurance" under the Internal Revenue Code. We will still deduct any Certificate Debt and outstanding charges.)

The CERTIFICATE FUND consists of the Net Premiums that we invest in the investment options you selected. Prudential will deduct its charges for the insurance from the Certificate Fund. The value of the Certificate Fund will change each day based on the performance of those investment options and to reflect the deduction of daily charges.

See the DEATH BENEFITS section on page 25.

HOW DOES PRUDENTIAL CALCULATE THE CASH SURRENDER VALUE OF THE CERTIFICATE?

Prudential calculates the Cash Surrender Value of a Certificate like this:

* The CASH SURRENDER VALUE is the value of the Certificate Fund on the day of the surrender minus any Certificate Debt and outstanding charges.

See the CASH SURRENDER VALUE section on page 31.

WHAT PREMIUMS MUST I PAY?

You can usually choose how often you pay premiums and the amount of premiums. Participants and spouses employed by Morgan Guaranty, its subsidiaries and affiliates will generally make premium payments by automatic payroll deduction.

Prudential will keep your insurance in force as long as the balance in your Certificate Fund is enough to pay the charges that are due to Prudential each month. If the balance in your Certificate Fund is not enough to pay any month's charges, you must make a premium payment that is enough to bring your Certificate Fund balance above this minimum amount. You must make that payment during the grace period. If you don't, your insurance coverage will end.

See the PREMIUMS section on page 21.

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

The Separate Account has twelve Subaccounts that are currently available to Participants. We invest the assets of each Subaccount in its corresponding Fund.

In the future, Morgan Guaranty may make additional Funds available, up to a maximum of twenty Funds.

You may invest in any of the twelve Funds and in the Fixed Account. (The Fixed Account is an investment option for which Prudential guarantees that the effective annual interest rate will be at least 4%. See THE FIXED ACCOUNT section on page 17.)

See THE FUNDS section on page 13. The prospectuses for each Fund also give more information about each Fund.

DOES GROUP VARIABLE UNIVERSAL LIFE INSURANCE OFFER CHOICE AND FLEXIBILITY IN THE AMOUNT OF INSURANCE PROTECTION I CAN GET?

Yes. The Death Benefit under a Certificate includes, among other things, the value of your Certificate Fund. The value of your Certificate Fund will vary with the performance of the investment options you select. So, your Death Benefit could grow more than it could under a certificate that does not include investment options. But, the Death Benefit may also go down if the investment options in your Certificate Fund have poor investment performance.

You choose how to invest the amount you have in your Certificate Fund. You may choose more aggressive Funds or less aggressive Funds. What you choose depends on your personal circumstances and your investment objectives and how they may change over time.

If you prefer to avoid or reduce the risks that come with investing in the Funds, you can choose to direct some or all of the amount in your Certificate Fund to the Fixed Account. Prudential guarantees that the part of your Certificate Fund that is directed to the Fixed Account will earn interest daily at a rate that Prudential declares periodically. That rate will change from time to time, but it will never be lower than 4%. See THE FIXED ACCOUNT section on page 17.

WHAT CHARGES DOES PRUDENTIAL MAKE?

We deduct certain charges from each premium payment that you make and from the amounts that are held in each investment option. These charges compensate us for insurance costs, risks, and expenses.

All charges made by Prudential are described in detail in the CHARGES AND EXPENSES section on page 27. This chart briefly outlines the charges that may be made:

--------------------------------------------------------------------------------
      YOU MAKE A PREMIUM PAYMENT.
--------------------------------------------------------------------------------
                                       -
--------------------------------------------------------------------------------

     THEN, PRUDENTIAL DEDUCTS THESE CHARGES:

     * A CHARGE FOR TAXES ON PREMIUM PAYMENTS. Currently, this charge is 2.3%. (In some states, this charge is known as a premium-based administrative charge.)

     * A PROCESSING CHARGE of up to $2. We do not currently impose this charge.

     * A SALES CHARGE of up to 3 1/2%. We do not currently impose this charge.
--------------------------------------------------------------------------------
                                       -
--------------------------------------------------------------------------------

     THE REMAINDER IS YOUR NET PREMIUM

     This is the amount that you can invest in one or more of the available investment options.
--------------------------------------------------------------------------------

                                       -

--------------------------------------------------------------------------------

     DAILY CHARGES

     After your Net Premium is directed to your investment option(s), Prudential deducts these DAILY CHARGES from the Subaccounts (but not from the Fixed Account):

     * A DAILY CHARGE for mortality and expense risks. This charge is deducted from the assets of the Subaccount(s) that correspond to the Fund(s) you selected.

       Currently, this charge is equivalent to an effective annual rate of 0.45%. Prudential guarantees that this charge will not be more than an effective annual rate of 0.90%.

     * A DAILY CHARGE for investment management fees and expenses. These charges are deducted from the assets of the Fund(s) you selected. The Funds set these charges.

     In 1999, the total expenses (after expense reimbursement) of the Funds ranged from 0.42% to 1.34% of their average net assets.
--------------------------------------------------------------------------------

                                       -
--------------------------------------------------------------------------------

     MONTHLY CHARGES

     Prudential deducts these charges from your Certificate Fund each month:

     * A CHARGE FOR ADMINISTRATIVE EXPENSES. Currently, this charge may be up to $2 per month. Prudential guarantees that it will not be more than $6 per month.

     * A CHARGE FOR THE COST OF INSURANCE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     ADDITIONAL CHARGES

     The Group Contract also permits Prudential to make the following

     TRANSACTION CHARGES:

     * When you request MORE THAN 12 TRANSFERS BETWEEN INVESTMENT OPTIONS in a Certificate Year. The charge may be up to $20 for each transfer after the 12th one. This charge will not increase.

     * When a Participant who is no longer an Eligible Group Member continues coverage on a Portable basis. The ADDITIONAL ADMINISTRATIVE CHARGE FOR DIRECT BILLING is $3 per bill. The Participant may elect to receive quarterly, semi-annual, or annual bills.

     Also, Prudential has the right to make a charge for any taxes that may be imposed on the operations of the Separate Account. No such charge is currently made. Prudential also has the right to assess charges for certain other transactions.
--------------------------------------------------------------------------------

CAN I MAKE WITHDRAWALS FROM THE CERTIFICATE FUND?

Yes. You may request a partial withdrawal from the Certificate Fund. You may also surrender your insurance and receive its Cash Surrender Value. See the PARTIAL WITHDRAWALS section on page 32 and the FULL SURRENDERS section on page 31.

With respect to purchases or sales involving the Subaccounts, we price transactions as of 4:00 p.m. Eastern time each Business Day. Such transactions received in good order prior to 4:00 p.m. Eastern time on a given Business Day will be priced as of that day.

CAN I TAKE LOANS?

Yes. You may borrow money from your Certificate Fund. The Loan Value, which is the maximum amount you may borrow, is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

When you take a loan from your Certificate Fund, here's what happens:

* The amount of the loan is transferred from your investment options to a Loan Account. This Loan Account is still part of your Certificate Fund.

* The Loan Account earns interest at an effective annual rate that is currently 1% less than the rate Prudential charges as interest on the loan.

The term "Certificate Debt" is used to mean any outstanding loan plus its accrued interest. Certificate Debt is deducted from any amount payable at the Covered Person's death. It is also deducted from the Certificate's Cash Surrender Value.

HOW IS MY INSURANCE COVERAGE AFFECTED WHEN I AM NO LONGER A MEMBER OF THE GROUP?

You may continue your insurance even though you are no longer part of the group or no longer the spouse of an Eligible Group Member, if you meet eligibility requirements. The charges for continued insurance may be higher.

You may also surrender the insurance for its Cash Surrender Value, elect to use the Cash Surrender Value to buy Paid-up Coverage, or convert the insurance to an individual life insurance policy.

See the OPTIONS ON TERMINATION OF COVERAGE section on page 36.

WHAT IS THE FEDERAL INCOME TAX STATUS OF AMOUNTS RECEIVED UNDER THE CERTIFICATE?

Variable life insurance contracts receive the same Federal income tax treatment as conventional life insurance contracts (those where the amount of the death benefit is fixed instead of variable). Here's what that means:

* First, the Death Benefit is generally not included in the gross income of the beneficiary.

* Second, increases in the value of the Certificate Fund are generally not included in the taxable income of the Participant. This is true whether the increases are from income or capital gains.

* Third, surrenders and partial withdrawals are generally treated first as a return of your investment in the Certificate and then as a distribution of taxable income.

* Fourth, loans are not generally treated as distributions.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38. You should consult your tax advisor for guidance on your specific situation.

WHAT ARE THE FUNDS' CHARGES?

The following table summarizes the fee and expense information for the available Funds. For more information about the Funds, see THE FUNDS section on page 13.

                                                                                     TOTAL FUND
                                               INVESTMENT                          ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER       (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  THE PRUDENTIAL SERIES FUND, INC.
   Flexible Managed Portfolio                     0.60%       --        0.02%            0.62%
   Global Portfolio                               0.75%       --        0.09%            0.84%
   High Yield Bond Portfolio                      0.55%       --        0.05%            0.60%
   Money Market Portfolio                         0.40%       --        0.02%            0.42%
   Prudential Jennison Portfolio                  0.60%       --        0.03%            0.63%

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP Balanced Portfolio                            N/A       --          N/A            0.90%
   VP International Portfolio (2)                   N/A       --          N/A            1.34%
   VP Value Portfolio (2)                           N/A       --          N/A            1.00%

  J.P. MORGAN SERIES TRUST II
   J.P. Morgan Bond Portfolio (3)                 0.30%       --        0.45%            0.75%
   J.P. Morgan U.S. Disciplined Equity
    Portfolio (3)                                 0.35%       --        0.50%            0.85%
   J.P. Morgan International Opportunities
    Portfolio (3)                                 0.60%       --        0.60%            1.20%
   J.P. Morgan Small Company Portfolio (3)        0.60%       --        0.55%            1.15%

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) This fund has a stepped fee schedule. As a result, the funds management fee rate generally decreases as the fund's assets increase.

(3) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.85%, 1.20%, 1.15%, of the average daily net assets of the J.P. Morgan Bond Portfolio, J.P. Morgan U.S Disciplined Equity Portfolio, J.P. Morgan International Opportunities Portfolio, and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 0.75% for the J.P. Morgan Bond Portfolio, 0.87% for the J.P Morgan U.S. Disciplined Equity Portfolio, 1.98% for the J.P. Morgan International Opportunities Portfolio and 2.57% for the J.P. Morgan Small Company Portfolio.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the following pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the Group Contract that the Participant is covered under.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS:

Here's what we assumed about the Certificate in both illustrations:

* The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

* The Face Amount of insurance under the Certificate is $100,000.

* The Participant makes a $100 payment on the first day of each month, for a total of $1,200 over the course of each year.

* The Participant allocated the Certificate Fund so that an equal amount is invested in each of the twelve available Funds.

* Prudential deducts monthly Certificate Fund charges on the first day of each month.

* Prudential deducts a charge for taxes on premium payments of 2.3% of each premium payment.

ILLUSTRATION #1

In Illustration #1, we assumed that Prudential will make the MAXIMUM CHARGES PERMITTED BY THE GROUP CONTRACT for sales, processing, administrative expenses, mortality and expense risk, cost of insurance, and surrender charges. We assumed the maximum level of charges will stay in effect for the entire time the Certificate is in effect. (Current charges are less than these assumptions, but Prudential has the right to charge up to these maximum amounts.)

Specifically:

* The sales charge is 3.5% of premiums.

* The premium processing charge is $2.

* The surrender charge is equal to the lesser of $20 and 2% of the amount you receive upon surrender.

* The charge each month for administrative expenses is $6.

* The daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.90%.

* The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that can be charged are 100% of the 1980 Commissioner's Standard Ordinary Mortality Table (Male), Age Last Birthday (the "1980 CSO Table")).

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct -- instead of maximum charges, we assumed that Prudential will deduct its CURRENT LEVEL OF CHARGES for sales, processing, administrative expenses, mortality and expense risk, cost of insurance, and surrender charges. We assumed the current level of charges will stay in effect for the entire time the Certificate is in effect.

Specifically:

* Prudential will make no sales charge, processing charge, or surrender charge.

* The charge each month for administrative expenses is $2.

* The daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

* The cost of insurance charges are those currently used for a non-smoker under the Morgan Guaranty Group Contract.

ASSUMPTIONS ABOUT INVESTMENT PERFORMANCE

Each illustration shows three different assumptions about the investment performance--or "investment return"--of the Funds. The three different assumptions are:

* Gross annual rate of return is 0%

* Gross annual rate of return is 4.5%

* Gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

* The first column shows the CERTIFICATE YEAR.

* The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account crediting a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

* The next three columns show what the DEATH BENEFIT would be for each of the three investment return assumptions (0%, 4.5%, and 9%).

* The last three columns show what the CASH SURRENDER VALUE would be for each of the three investment return assumptions (0%, 4.5%, and 9%).

You should note that:

* Both "gross" and "net" investment returns are shown.

* "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

* "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

* The net return reflects an average total annual expense ratio of the twelve available Funds of 0.86% and the daily mortality and expense risk charges described above.

* For Illustration #2, Prudential's charges are at 0.45% per year and Fund expenses are 0.86%. So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4.5%, and 9% become net returns of -1.31%, 3.19%, and 7.69%.

* For Illustration #1, Prudential's charges are at 0.90% per year and Fund expenses are 0.86%. So, including both Fund expenses and mortality and expense risk charges, gross returns of 0%, 4.5%, and 9% become net returns of -1.76%, 2.74%, and 7.24%.

* The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and investment management fees and other expenses taken out.

* We assumed no loans or partial withdrawals were taken.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5%, AND 9%.

                                 ILLUSTRATION #1

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
              ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES


                                                           Death Benefit (1)
                                        ---------------------------------------------------------
                                                 Assuming Hypothetical Gross (and Net)
                                                      Annual Investment Return of
        End of        Premiums          ---------------------------------------------------------
      Certificate   Accumulated             0% Gross           4.5% Gross           9% Gross
         Year     at 4% per year          (-1.76%) Net         (2.74% Net)        (7.24% Net)
         ----     ----------------      -----------------    ----------------   -----------------

                1          $1,226              $ 100,712            $100,730            $100,747
                2           2,501                101,385             101,452             101,520
                3           3,827                102,017             102,164             102,318
                4           5,206                102,607             102,864             103,142
                5           6,640                103,153             103,549             103,990
                6           8,131                103,653             104,215             104,862
                7           9,682                104,106             104,861             105,757
                8          11,295                104,511             105,483             106,673
                9          12,973                104,864             106,077             107,610
               10          14,718                105,163             106,637             108,565
               15          24,546                105,630             108,649             113,364
               20          36,503                103,809             108,449             117,386
               25          51,051                      0 (2)         104,375             118,823
               30          68,751                      0                   0 (2)         113,932
               35          90,286                      0                   0                   0 (2)
               40         116,486                      0                   0                   0



                  Cash Surrender Value (1)
 -----------------------------------------------------------
           Assuming Hypothetical Gross (and Net)
                Annual Investment Return of
 -----------------------------------------------------------
   0% Gross           4.5% Gross              9% Gross
 (-1.76%) Net         (2.74% Net)           (7.24% Net)
 --------------    ------------------    -------------------

          $698                  $715                   $732
         1,365                 1,432                  1,500
         1,997                 2,144                  2,298
         2,587                 2,844                  3,122
         3,133                 3,529                  3,970
         3,633                 4,195                  4,842
         4,086                 4,841                  5,737
         4,491                 5,463                  6,653
         4,844                 6,057                  7,590
         5,143                 6,617                  8,545
         5,610                 8,629                 13,344
         3,789                 8,429                 17,366
             0 (2)             4,355                 18,803
             0                     0 (2)             13,912
             0                     0                      0 (2)
             0                     0                      0


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T1

                                 ILLUSTRATION #2

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
              ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
 USING CURRENT EXPENSE CHARGES AND CURRENT NON-SMOKER COST OF INSURANCE CHARGES

                                                              Death Benefit (1)
                                         ------------------------------------------------------------
                                                    Assuming Hypothetical Gross (and Net)
                                                         Annual Investment Return of
         End of       Premiums           ------------------------------------------------------------
       Certificate   Accumulated             0% Gross             4.5% Gross            9% Gross
          Year     at 4% per year        (-1.31%) Net            (3.19% Net)           (7.69% Net)
          ----     ----------------      -----------------    -------------------    ----------------

                 1          $1,226               $101,015               $101,039            $101,064
                 2           2,501                102,016                102,112             102,210
                 3           3,827                103,004                103,219             103,443
                 4           5,206                103,979                104,361             104,772
                 5           6,640                104,941                105,539             106,203
                 6           8,131                105,804                106,666             107,652
                 7           9,682                106,655                107,828             109,213
                 8          11,295                107,495                109,028             110,894
                 9          12,973                108,324                110,266             112,704
                10          14,718                109,142                111,543             114,653
                15          24,546                112,412                117,824             126,059
                20          36,503                114,526                124,112             141,390
                25          51,051                115,042                129,829             161,760
                30          68,751                112,265                132,863             187,170
                35          90,286                103,865                129,912             216,692
                40         116,486                      0 (2)            119,664             251,842


                  Cash Surrender Value (1)
-------------------------------------------------------------
           Assuming Hypothetical Gross (and Net)
                Annual Investment Return of
-------------------------------------------------------------
    0% Gross            4.5% Gross             9% Gross
(-1.31%) Net            (3.19% Net)           (7.69% Net)
------------------   ------------------    ------------------

           $1,015               $1,039                $1,064
            2,016                2,112                 2,210
            3,004                3,219                 3,443
            3,979                4,361                 4,772
            4,941                5,539                 6,203
            5,804                6,666                 7,652
            6,655                7,828                 9,213
            7,495                9,028                10,894
            8,324               10,266                12,704
            9,142               11,543                14,653
           12,412               17,824                26,059
           14,526               24,112                41,390
           15,042               29,829                61,760
           12,265               32,863                87,170
            3,865               29,912               116,692
                0 (2)           19,664               151,842


(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T2

GENERAL INFORMATION ABOUT:
*   PRUDENTIAL
*   THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
*   THE VARIABLE INVESTMENT OPTIONS UNDER THE CERTIFICATES

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

The Prudential Insurance Company of America ("Prudential"or the "Company") is a mutual insurance company, founded in 1875 under the laws of the State of New Jersey. Prudential is currently considering reorganizing itself into a publicly traded stock company through a process known as "demutualization." On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the company to demutualize. On July 1, 1998, legislation was enacted in New Jersey that would permit this conversion to occur and that specified the process for conversion. Demutualization is a complex process involving development of a plan of reorganization, adoption of a plan by the Company's Board of Directors, a public hearing, voting by qualified policyholders and regulatory approval. Prudential is working toward completing this process in 2001 and currently expects adoption by the Board of Directors to take place in the latter part of 2000. However, there is no certainty that the demutualization will be completed in this timeframe or that the necessary approvals will be obtained. Also, it is possible that after careful review, Prudential could decide not to demutualize or could decide to delay its plans.

The plan of reorganization, which has not been fully developed and approved, would provide the criteria for determining eligibility and the methodology for allocating shares or other consideration to those who would be eligible. Generally the amount of shares or other consideration eligible customers would receive would be based on a number of factors, including types, amounts and issue years of the policies. As a general rule, owners of Prudential-issued insurance policies and annuity contracts would be eligible, provided that their policies were in force on the date Prudential's Board of Directors adopted a plan of reorganization, while mutual fund customers and customers of the company's subsidiaries would not be. It has not yet been determined whether any exceptions to that general rule will be made with respect to policyholders and contractholders of Prudential's subsidiaries. This does not constitute a proposal, offer, solicitation or recommendation regarding any plan of reorganization that may be proposed or a recommendation regarding the ownership of any stock that could be issued in connection with any such demutualization.

Eligible policyholders would generally include employers, associations, other groups, and trusts established by or for such entities, that own group policies issued by Prudential, and generally would include Group Contractholders. The individuals covered under a group plan, such as the Participants under a Group Contract, generally would not be eligible to receive stock or other consideration from Prudential.

Prudential is licensed to sell life insurance and annuities in all states, in the District of Columbia, and in all United States territories and possessions. Prudential's consolidated financial statements begin on page B1 and should be considered only as bearing upon Prudential's ability to meet its obligations under the Group Contracts and the insurance provided thereunder. Prudential and its affiliates act in a variety of capacities with respect to registered investment companies including as depositor, adviser, and principal underwriter.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

The Prudential Variable Contract Account GI-2 (the "Separate Account") was established on June 14, 1988 under New Jersey law as a separate investment account. The Separate Account meets the definition of a "separate account" under the federal securities laws. The Separate Account holds assets that are segregated from all of Prudential's other assets.

The obligations arising under the Group Contracts and the Certificates are general corporate obligations of Prudential. Prudential is also the legal owner of the assets in the Separate Account. Prudential will maintain assets in the Separate Account with a total market value at least equal to the liabilities relating to the benefits attributable to the Separate Account. These assets may not be charged with liabilities which arise from any other business Prudential conducts. In addition to these assets, the Separate Account's assets may include funds contributed by Prudential to commence operation of the Separate Account and may include accumulations of the charges Prudential makes against the Separate Account. From time to time, these additional assets will be transferred to Prudential's general account. Before making any such transfer, Prudential will consider any possible adverse impact the transfer might have on the Separate Account.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the federal securities laws as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a part or division of Prudential. There are currently 129 Subaccounts within the Separate Account, each of which invests in a corresponding Fund. Prudential reserves the right to take all actions in connection with the operation of the Separate Account that are permitted by applicable law (including those permitted upon regulatory approval).

THE FUNDS

Set out below is a list of each Fund, its investment objectives, investment management fees, and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

The portfolios of American Century Variable Portfolios, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

VP BALANCED PORTFOLIO: The investment objective of the VP Balanced Portfolio is capital growth and current income over time. Management of the Portfolio intends to maintain approximately 60% of the Portfolio's assets in the equity securities described in the prospectus, and intends to maintain approximately 40% of the Portfolio's assets in investment grade bonds and other debt securities.

VP INTERNATIONAL PORTFOLIO: Seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation.

VP VALUE PORTFOLIO: Seeks long-term capital growth over time with income as a secondary objective. The fund seeks to achieve its objectives by investing primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase.

J.P. MORGAN SERIES TRUST II

The portfolios of the J.P. Morgan Series Trust II in which the Separate Account may currently invest and their investment objectives and fees are as follows:

J.P. MORGAN BOND PORTFOLIO: Seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN U.S. DISCIPLINED EQUITY PORTFOLIO: Seeks to provide a high total return from a portfolio of selected equity securities. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests primarily in large- and medium-capitalization U.S. companies, typically represented by the Standard & Poor's 500 Stock Index.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO: Seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses.

J.P. MORGAN SMALL COMPANY PORTFOLIO: Seeks to provide a high total return from a portfolio of small company stocks. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio invests at least 65% of the value of its total assets in the common stock of small and medium sized U.S. companies whose market capitalizations are greater than $110 million and less than $1.5 billion.

FUND FEES AND EXPENSES

                                                                                     TOTAL FUND
                                               INVESTMENT                          ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER       (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  THE PRUDENTIAL SERIES FUND, INC.
   Flexible Managed Portfolio                     0.60%       --        0.02%            0.62%
   Global Portfolio                               0.75%       --        0.09%            0.84%
   High Yield Bond Portfolio                      0.55%       --        0.05%            0.60%
   Money Market Portfolio                         0.40%       --        0.02%            0.42%
   Prudential Jennison Portfolio                  0.60%       --        0.03%            0.63%

  AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
   VP Balanced Portfolio                            N/A       --          N/A            0.90%
   VP International Portfolio (2)                   N/A       --          N/A            1.34%
   VP Value Portfolio (2)                           N/A       --          N/A            1.00%

  J.P. MORGAN SERIES TRUST II
   J.P. Morgan Bond Portfolio (3)                 0.30%       --        0.45%            0.75%
   J.P. Morgan U.S. Disciplined Equity
    Portfolio (3)                                 0.35%       --        0.50%            0.85%
   J.P. Morgan International Opportunities
    Portfolio (3)                                 0.60%       --        0.60%            1.20%
   J.P. Morgan Small Company Portfolio (3)        0.60%       --        0.55%            1.15%

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) This fund has a stepped fee schedule. As a result, the funds management fee rate generally decreases as the fund's assets increase.

(3) The information in the foregoing table has been restated to reflect an agreement by Morgan Guaranty Company of New York ("Morgan Guaranty"), an affiliate of Morgan, to reimburse the trust to the extent certain expenses exceed in any fiscal year 0.75%, 0.85%, 1.20%, 1.15%, of the average daily net assets of the J.P. Morgan Bond Portfolio, J.P. Morgan U.S Disciplined Equity Portfolio, J.P. Morgan International Opportunities Portfolio, and J.P. Morgan Small Company Portfolio, respectively. Without such reimbursements, total fund annual expenses would have been 0.75% for the J.P. Morgan Bond Portfolio, 0.87% for the J.P Morgan U.S. Disciplined Equity Portfolio, 1.98% for the J.P. Morgan International Opportunities Portfolio and 2.57% for the J.P. Morgan Small Company Portfolio.

FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary, The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

The investment adviser for each fund is American Century Investment Management, Inc. ("ACIM"). ACIM's principal business address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. American Century Investment Services, Inc. distributes shares of American Century funds, and all sales of fund shares are subject to approval by Funds Distributor, Inc.

J.P. Morgan Investment Management Inc. ("Morgan" or the "Adviser") serves as the investment adviser to each of the above-mentioned portfolios. Morgan's principal business address is 522 Fifth Avenue, New York, New York 10036. The Trust's distributor is Funds Distributor, Inc. located at 60 State Street, Suite 1300, Boston, Massachusetts 02109.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

THE FIXED ACCOUNT

You may invest all or part of your Certificate Fund in the Fixed Account. The amount invested in the Fixed Account becomes part of Prudential's general assets, commonly referred to as the general account. The part of the Certificate Fund that you invest in the Fixed Account will accrue interest daily at a rate that Prudential declares periodically. This rate will not be less than an effective annual rate of 4%. Prudential may in its sole discretion sometimes declare a higher rate. At least annually and anytime you ask, we will tell you what interest rate currently applies. Under some Group Contracts, Prudential may determine interest rates based on the contract year we receive the premium payments.

We strictly limit your right to make transfers out of the Fixed Account. See the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 23. Prudential has the right to delay payment of any Cash Surrender Value attributable to the Fixed Account for up to 6 months. See the WHEN PROCEEDS ARE PAID section on page 43.

Because of exemptive and exclusionary provisions, Prudential has not registered the Fixed Account or the general account under the federal securities laws. Prudential has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosures concerning the Fixed Account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy of statements made in a prospectus.

DETAILED INFORMATION ABOUT THE CERTIFICATES

WHO IS ELIGIBLE FOR COVERAGE

Eligible Group Members are full-time and regular part-time employees of Morgan Guaranty, including its subsidiaries and its affiliated companies, who are on the U.S. payroll and scheduled to work 20 hours or more in a week. Subsidiaries and affiliated companies include all companies that Morgan Guaranty asked Prudential to include in the Group Contract, provided Prudential has agreed to include them.

An Eligible Group Member's spouse may apply separately for coverage under the Group Contract.

Former employees (and their spouses) who retire or otherwise end employment after January 1, 1999 may continue their coverage on a Portable basis, if they meet certain eligibility requirements. See the PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS section on page 35.

HOW PRUDENTIAL ISSUES CERTIFICATES

To apply for coverage under a Group Variable Universal Life Insurance Contract, an Eligible Group Member or spouse must fill out an enrollment form. Prudential may ask questions about the health of the person whose life is to be covered, and may ask that person to have a medical exam. See the EVIDENCE OF GOOD HEALTH section on page 20.

If Prudential approves the person for coverage, that person will become a Participant under the Group Variable Universal Life Insurance. Prudential will issue a Certificate to each Participant. The Certificate tells you about the rights, benefits, coverage, and obligations of the Group Variable Universal Life Insurance.

MINIMUM AND MAXIMUM FACE AMOUNTS OF INSURANCE: For a Certificate that covers an Eligible Group Member's life, the minimum Face Amount of insurance is generally $50,000. The maximum Face Amount is generally the lesser of $1,500,000 and five times that person's Annual Base Salary at the time of enrollment.

For a Certificate that covers the life of a spouse, the minimum Face Amount of insurance is $50,000. The maximum Face Amount is $300,000.

MINIMUM AND MAXIMUM AGES: Generally, Prudential will not issue Certificates for a person who is younger than 18 or older than 74. And, Prudential will generally end a Participant's coverage at age 100.

When a Participant reaches age 100, we make available these three options:

* You may ask to receive the Cash Surrender Value of the Certificate. (Prudential believes that a cash surrender upon termination of coverage will be subject to the same tax treatment as other surrenders. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.)

* You may use some or all of the Certificate Fund to buy Paid-up Coverage. See the PAID-UP COVERAGE section on page 32.

* You may remain invested in your investment options. Under this option, we will no longer deduct monthly charges for the cost of insurance. The Death Benefit will change. Specifically, the Death Benefit will be equal to the amount of the Certificate Fund, minus any Certificate Debt and outstanding charges. The Death Benefit will no longer include the Face Amount of insurance. Also, we will no longer allow you to make premium contributions. You can still make loan repayments.

A "FREE LOOK" PERIOD

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. Some states allow a longer period. You can ask for a refund by mailing the Certificate back to Prudential.

If you cancel your coverage during the free look period, we will generally refund the premium payments you made, minus any loans or withdrawals that you took. We will not add or subtract any gain or loss that would have come from the investment options you chose (unless a state law requires that we take those gains or losses into account when we make a refund). When we make a refund, we will not deduct any charges.

During the first 10 days after the Certificate Date, your premium payments will be invested in the Series Fund Money Market Portfolio. Prudential reserves the right to limit contributions and transactions during the free look period.

EVIDENCE OF GOOD HEALTH

For Face Amounts of Insurance up to the lesser of two times your Annual Base Salary and $100,000, Prudential will ask you to answer questions about your health. If you answer positively to any of the questions, Prudential may ask you to have medical testing.

For amounts of insurance greater than the lesser of two times your Annual Base Salary and $100,000, Prudential will ask you to have medical testing.

A Covered Person who was enrolled and approved prior to January 1, 1999 does not have to provide evidence of good health for any amount of coverage already approved by Prudential.

PROCEDURES

An Eligible Group Member or spouse who wants to buy Group Variable Universal Life Insurance will submit an enrollment form to Prudential. Eligible Group Members will generally make routine premium payments by automatic payroll deduction. The spouse of an Eligible Group Member will generally make routine premium payments by automatic deduction from the Eligible Group Member's pay.

Participants should submit other premium payments, transfer orders, reallocations, loan and withdrawal requests, and other communications about the coverage directly to Prudential. Prudential has forms to use for each transaction. The forms set out the procedures for each transaction. Forms are available from Morgan Guaranty or from Prudential. Prudential will consider enrollment forms, payments, orders, and other documents to be "received" when they are received in good order by Prudential at the address shown on the form.

WHEN PRUDENTIAL RECONCILES FINANCIAL TRANSACTIONS. Prudential usually reconciles financial transactions at the end of the day, when most banks and financial institutions have closed for the evening. As a result, some transactions (for example, premium payments, loan repayments, or withdrawals) cannot be completed until the next business day. Usually, this will result in a one-day delay in the movement of money from one investment option to another. During any delay, Prudential may place this money in an unallocated account owned by Prudential that pays a market rate of interest. The short term interest ("float") earned on this money will be retained by Prudential as compensation for services rendered. This interest will not be paid from a Participant's Certificate Fund, and will not reduce the value of the Certificate Fund.

Transfers among the Funds and dollar cost averaging are not subject to this possible delay.

PREMIUMS

ROUTINE PREMIUM PAYMENTS: You will be responsible for making all premium payments. You will usually be able to decide when to make premium payments and how much each premium payment will be. You just have to make sure that there is enough money in your Certificate Fund -- minus Certificate Debt and outstanding charges -- to cover each month's charges. If there is not enough money on any Semi-Monthly Deduction Date (or Monthly Deduction Date for a Participant who does not generally pay premium payments by automatic payroll deduction), your insurance will end (in insurance terms, it will "lapse"). See the LAPSE section on page 34 to learn how your insurance will end and what you can do to stop it from ending.

Participants who are Eligible Group Members generally pay routine premiums through automatic payroll deduction. Eligible Group Members whose spouses are Participants also generally pay the spouse's routine premiums through automatic payroll deduction. If an Eligible Group Member does pay routine premiums through automatic payroll deduction, the minimum deduction per payroll period is $10. If you make routine premium payments below the minimum, you can make them directly to Prudential.

Participants who continue their coverage on a Portable basis will be billed directly by Prudential. The Participant may choose to be billed quarterly, semi-annually, or annually.

ADDITIONAL PREMIUM PAYMENTS: In addition to routine premium payments, you may make additional premium payments at any time directly to Prudential, subject to the applicable charges. Each additional premium payment must be at least $100. Prudential reserves the right to limit the amount of additional premiums.

EFFECT OF PREMIUM PAYMENTS ON TAX STATUS: If you pay additional premiums, we may need to increase your Death Benefit (and corresponding cost of insurance charges) to continue to qualify it as life insurance for federal tax purposes. Also, if you make premium payments above certain limits, the tax status of the insurance may change to that of a Modified Endowment Contract under the Internal Revenue Code. That status could have significant disadvantages from a tax standpoint. We have procedures designed to identify most situations in which a premium payment would cause your Certificate to be treated as a Modified Endowment Contract. When we identify such a situation, we generally will notify you and ask whether you want us to refund the premium payment. If you fail to respond within a reasonable time, we will continue to process the premium payment as usual.

We reserve the right to return any premium payment that would cause your insurance to fail to qualify as life insurance under applicable tax laws, or that would increase the Death Benefit by more than it increases the Certificate Fund.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

EFFECTIVE DATE OF INSURANCE

When your insurance begins depends on what day of the month Prudential approves your completed enrollment form. If we approve your completed enrollment form prior to the 20th day of a month, your insurance will begin on the first day of the next month. If we receive your completed enrollment form on or after the 20th day of a month, your insurance will begin on the first day of the month after the next month.

HOW PRUDENTIAL WILL DEPOSIT AND INVEST PREMIUM PAYMENTS

Prudential will deposit premium payments in your Certificate Fund after we deduct any charges that apply. The amount of your premium after we deduct those charges is called "Net Premiums." See the CHARGES AND EXPENSES section on page 27.

Here's how Prudential will deposit and invest your Net Premiums: we generally will make deposits to your investment options at the end of the Business Day on which Prudential receives the payment. Any payments received before the Certificate Date will be deposited as of the Certificate Date.

* BEFORE THE CERTIFICATE DATE. Prudential will hold any premium payment that it receives before the Certificate Date in our general account. We will not pay interest on those amounts. If we receive a premium payment before we have approved your enrollment under the Group Contract, however, we generally will return the premium payment to you.

* DURING THE FIRST 10 DAYS THAT YOUR CERTIFICATE IS IN EFFECT. We will invest any Net Premiums that we receive during the first 10 days in the Series Fund Money Market Portfolio. We will leave the Net Premiums in that Series Fund Money Market Portfolio for those first 10 days. After that, we will allocate the Net Premiums to the investment options you selected.

* AFTER YOUR CERTIFICATE HAS BEEN IN EFFECT FOR 10 DAYS. After your Certificate has been in effect for 10 days, Prudential will invest Net Premiums in your Certificate Fund and allocate them to the investment options you selected.

If you do not give us complete instructions on how you want Net Premiums to be invested, we will leave your Net Premiums invested in the Series Fund Money Market Portfolio until you furnish complete information.

HOW YOU CAN CHANGE THE WAY PRUDENTIAL ALLOCATES FUTURE PREMIUM PAYMENTS

You may ask Prudential to change the way your future premium payments will be allocated among the available investment options. Prudential will give you a form to use for this purpose. We will start to allocate premium payments in the new way as of the end of the Business Day on which we receive your request form in good order.

The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

You may not change the way Prudential allocates future premiums if, at the time we receive your request, there is not enough money in your Certificate Fund--minus Certificate Debt and outstanding charges--to cover each month's charges. See the LAPSE section on page 34.

We do not currently charge for changing the allocation of your future premiums. But, we may charge for it in the future.

HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER

You may transfer amounts from one investment option to another--we do not limit the number of transfers between investment options. You may request a transfer in terms of dollars (such as transfer of $10,000 from one available option to another) or in terms of a percent reallocation (such as a transfer of 25% of your Certificate Fund from one option to another).

There are some rules about how transfers can be made:

* The minimum amount you may transfer from one option to another is $100 (or the entire balance in the investment option if it is less than $100).

* The minimum percent that you may allocate to an available investment option is 5%. All allocations must be in whole percents.

* We limit the number of times you may transfer amounts out of the Fixed Account. You may make only one transfer from the Fixed Account to one of the available Funds each Certificate Year. The transfer cannot be for more than $5,000 or 25% of the amount you have invested in the Fixed Account, whichever is greater. We may change these limits in the future.

* We do not limit the number of transfers into the Fixed Account.

Transfers will take effect as of the end of the Business Day in which a proper transfer request is received by Prudential on the form we require you to use for this purpose.

If you make more than twelve transfers in a Certificate Year, Prudential will charge $20 for each transfer after the twelfth. This charge will not increase.

Group Variable Universal Life Insurance was not designed for professional market timing organizations or for other organizations or persons that use programmed, large or frequent transfers. We will discourage a pattern of exchanges that coincides with a "market timing" strategy, since they may be disruptive to the Separate Account and the Funds. If we were to find such a pattern, we might modify the transfer procedures, including not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Certificate owner.

DOLLAR COST AVERAGING

Dollar Cost Averaging (which we refer to as "DCA") lets you systematically transfer specified dollar amounts from the Series Fund Money Market Portfolio to the other available Funds at monthly intervals. You can request that a designated number of transfers be made under the DCA feature. When we make transfers under the DCA feature, the transfers are effective as of the end of the first Business Day following the first of the month.

You may use DCA at any time after your Certificate becomes effective. But, to start the DCA feature, you usually have to make a premium payment of at least $1,000 to the Series Fund Money Market Portfolio. And, the minimum transfer amount is $100.

Prudential will give you a form to request DCA. If we receive your request form in good order by the tenth of a month, we will start DCA processing during the next month. If we receive it after the tenth day of a month, we will start DCA processing during the month after the next month.

We will terminate the DCA arrangement when any of the following events occurs:

* We have completed the designated number of transfers.

* The amount you have invested in the Series Fund Money Market Portfolio is not enough to complete the next transfer.

* Prudential receives your written request to end the DCA arrangement. (If we receive your request by the tenth of a month, we will cancel the transfer scheduled for the next following month. If we receive it after the tenth day of a month, we will cancel the transfer scheduled for the month after the next month.)

* You no longer have coverage under the Group Variable Universal Life Insurance.

Currently, we do not charge for the DCA arrangement but we may in the future. Transfers made under the DCA arrangement do not count against the number of transfers that may be subject to the transfer charge described in the HOW YOU CAN TRANSFER AMOUNTS IN YOUR CERTIFICATE FUND FROM ONE INVESTMENT OPTION TO ANOTHER section on page 23.

The main objective of DCA is to shield investments from short-term price fluctuations. Since the same dollar amount is transferred to an available Fund with each transfer, you buy more of the Fund when its price is low and less of the Fund when its price is high. Therefore, you may achieve a lower than average cost over the long term. This plan of investing does not assure a profit or protect against a loss in declining markets.

DEATH BENEFITS

Prudential will pay a Death Benefit to the beneficiary when the Covered Person dies.

AMOUNT OF THE DEATH BENEFIT. The Death Benefit is the Face Amount of insurance PLUS the value of the Certificate Fund as of the date of death MINUS any Certificate Debt and any past due monthly charges.

ADJUSTMENT IN THE DEATH BENEFIT. The Certificate Fund may have grown to the point where we would need to increase the Death Benefit to be certain that the insurance will meet the Internal Revenue Code's definition of life insurance. If that were the case for your Certificate, we would increase the Death Benefit (before we deduct any Certificate Debt and outstanding charges) to make it equal to the following "corridor percentage" of the Certificate Fund based on your Attained Age:

 COVERED PERSON'S     CORRIDOR         COVERED PERSON'S      CORRIDOR
   ATTAINED AGE       PERCENTAGE       ATTAINED AGE          PERCENTAGE
------------------    ------------     -----------------     ------------
       0-40                250%                70                 115%
        41                 243                 71                 113
        42                 236                 72                 111
        43                 229                 73                 109
        44                 222                 74                 107
      -----           ---------        ------------          ---------
        45                 215                 75                 105
        46                 209                 76                 105
        47                 203                 77                 105
        48                 197                 78                 105
        49                 191                 79                 105
      -----           ---------        ------------          ---------
        50                 185                 80                 105
        51                 178                 81                 105
        52                 171                 82                 105
        53                 164                 83                 105
        54                 157                 84                 105
      -----           ---------        ------------          ---------
        55                 150                 85                 105
        56                 146                 86                 105
        57                 142                 87                 105
        58                 138                 88                 105
        59                 134                 89                 105
      -----           ---------        ------------          ---------
        60                 130                 90                 105
        61                 128                 91                 104
        62                 126                 92                 103
        63                 124                 93                 102
        64                 122                 94                 101
      -----           ---------        ------------          ---------
        65                 120                 95                 100
        66                 119                 96                 100
        67                 118                 97                 100
        68                 117                 98                 100
        69                 116                 99                 100

HOW YOUR BENEFICIARY MAY RECEIVE THE DEATH BENEFIT: Generally, Prudential will deposit the Death Benefit in the Prudential Alliance Account. The Alliance Account is an interest-bearing account that holds the Death Benefit while your beneficiary takes time to consider other options. Your beneficiary has complete ownership of funds held in the Alliance Account, and may draw on all or part of the funds by writing a draft. Interest earnings in the Alliance Account are compounded daily and credited monthly. Proceeds in the Alliance Account are part of Prudential's general account. Alternatively, your beneficiary can request to receive the Death Benefit in a lump sum, in the form of a check.

CHANGES IN FACE AMOUNT

The Group Contract allows Participants to increase the Face Amount of their insurance at any time if they can meet the requirements for giving evidence of good health. The Face Amount must remain within the limits of coverage. See the HOW PRUDENTIAL ISSUES CERTIFICATES section on page 18.

An increase in the Face Amount will result in higher insurance charges because the net amount at risk for Prudential will increase.

The Group Contract also permits Participants to decrease the Face Amount of their insurance. In no event, however, may a Participant decrease the Face Amount below $50,000 or below the minimum required to maintain status as life insurance under the federal tax laws. The decrease will generally take effect on the first or second Semi-Monthly Deduction Date after we receive your instructions to change the face amount. Sometimes it may take an additional month before the charges change. If that happens, we will adjust the amount we deduct the first month after the decrease takes effect to credit you for any extra monthly charges we deducted the previous month.

When your Face Amount of insurance changes--whether it increases or decreases--the change may cause your insurance to be treated as a Modified Endowment Contract under the Internal Revenue Code. Also, a decrease in coverage may limit the amount of premiums that you may contribute in the future.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38. You should consult your tax advisor before you change the Face Amount of your insurance.

CHARGES AND EXPENSES

For a Certificate that is in effect, Prudential reserves the right to increase the charges that we currently make, but we currently have no intention to do so. We will not in any case increase charges above the maximum charges described below. You should refer to your Certificate to learn what charges apply to you.

CHARGES DEDUCTED FROM EACH PREMIUM PAYMENT. We will deduct the charges listed below from each premium payment you make before we invest the payment in the investment options you selected.

1. CHARGE FOR TAXES ON PREMIUM PAYMENTS. We will deduct a charge for taxes we must pay on premiums. These taxes include federal, state or local income, premium, excise, business, or any other type of tax (or part of one) that is based on the amount of premium we receive. This charge is currently made up of two parts:

   * The first part is for state and local premium taxes. Currently, it is 1.95% of the premium Prudential receives. (In some states, this charge is called a premium-based administrative charge.)

   * The second part is for federal income taxes that are based on premiums. Currently, it is 0.35% of premiums received by Prudential. We believe that this second charge is a reasonable estimate of the increased cost for premium-based federal income taxes resulting from a 1990 change in the Internal Revenue Code.

     We may increase this charge if the cost of our taxes related to premiums is increased. During 1999, we received approximately $298,991 in charges for taxes on premium payments.

2. CHARGE FOR PROCESSING PREMIUMS. We do not currently deduct a processing fee from premium payments. But, we have the right to deduct up to $2 to cover the costs of collecting and processing premiums. Participants who are billed directly by Prudential should be aware that Prudential assesses a charge of $3 per bill (you may choose whether to be billed quarterly, semi-annually, or annually). During 1999, we received no charges for processing premiums.

3. CHARGE FOR SALES EXPENSES. We do not currently deduct a sales charge. But, we have the right to deduct a charge to pay part of the costs we incur in selling the Group Contract and Certificates. If we were to deduct a sales charge, it would not be more than 3.5% of each premium payment. During 1999, we received no charges for sales expenses.

MONTHLY CERTIFICATE FUND CHARGES. Prudential will deduct the following charges from your Certificate Fund either monthly or semi-monthly, depending on whether you make routine premium payments by automatic payroll deduction or pay them directly to Prudential. We will take the charges from each investment option you selected, in the same proportion that the value of your Certificate Fund is invested.

FOR PARTICIPANTS WHO MAKE ROUTINE PREMIUM PAYMENTS BY AUTOMATIC PAYROLL
DEDUCTION: We will generally deduct the monthly Certificate Fund charges two times per month, on the two Semi-Monthly Deduction Dates. For each Semi-Monthly Deduction Date, we will calculate the applicable monthly charges but will deduct only one-half of these charges.

The Semi-Monthly Deduction Dates will coincide with the two days that we credit automatic payroll deduction premium payments we receive from Morgan Guaranty. Morgan Guaranty has told Prudential that it will forward automatic payroll deduction premium payments at the end of each pay period. Prudential expects that the Semi-Monthly Deduction Dates will fall around approximately the middle and the end of each month, with the exact dates dependent upon when Morgan Guaranty forwards the payment. But, if Morgan Guaranty has not transferred both automatic payroll deduction premium payments by the 45th day following the first day of a particular month, Prudential will deduct any remaining part of that month's Certificate Fund charges on the next Business Day following that 45th day.

FOR PARTICIPANTS WHO MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL:
Prudential will deduct the full monthly charges on the Monthly Deduction Date, which is the first Business Day of each Month.

1. CHARGE FOR THE COST OF INSURANCE. We deduct a charge for the cost of your insurance.

   To calculate the cost insurance charge, we multiply:

         your Certificate's "net amount at risk" by

         the "cost of insurance rate" for the Covered Person.

   "Net amount at risk" means the amount by which your Certificate's Death Benefit (computed as if there were no Certificate Debt) exceeds your Certificate Fund.

   The "cost of insurance rates" are shown in your Certificate and are based on many factors, including:

   * the Covered Person's age;

   * the Covered Person's rate class (such as classes for smokers and non-smokers, or for active employees and retired employees);

   * the life expectancy of the people covered under your Group Contract;

   * whether or not the Certificate is provided on a Portable basis; and

   * the expected expenses.

The cost of insurance rate will generally increase as the Covered Person ages. The cost of insurance charges are generally lower than the 1980 CSO Table.

We may adjust the actual cost of insurance rates from time to time. The changes in cost of insurance rates for each Group Contractholder are based on many factors, including:

* the number of Certificates in effect;

* the number of new Certificates issued;

* the number of Certificates surrendered or becoming Portable;

* the expected claims (death benefits, living benefits, and surrenders);

* the expected cost of any additional insurance benefits that the Group Contractholder elected to buy;

* the expected expenses; and

* administrative services provided by Morgan Guaranty.

We will not change the cost of insurance rates before December 31, 2001, unless the number of Covered Persons (including both the Group Contract and other supplemental insurance coverage obtained by Morgan Guaranty from Prudential) decreases by 10% or more.

If we change the cost of insurance rates, we will change them for all persons of the same age, rate class and group. Certificates continued on a Portable basis may be considered a separate group. We will not change them to be higher than the guaranteed cost of insurance rate shown in your Certificate. That guaranteed rate will not be higher than a rate based on 150% of the 1980 Commissioner's Standard Ordinary Mortality Table, Male, Age Last Birthday (also known as the "1980 CSO Table"). Currently, the cost of insurance charges are lower than 100% of the 1980 CSO Table.

During 1999, we received approximately $4,888,630 in charges for costs of insurance.

2. CHARGE FOR ADMINISTRATIVE EXPENSES. We currently deduct a charge of $2 for administrative expenses. This charge pays for maintaining records and for communicating with Morgan Guaranty and with Participants. We may increase this charge in the future but we guarantee that it will not be more than $6 per month. During 1999, we received no charges for administrative expenses.

3. CHARGE FOR OTHER TAXES. We reserve the right to deduct a charge to cover federal, state or local taxes that are imposed on the operations of the Separate Account. These are taxes other than those described under the CHARGE FOR TAXES ON PREMIUM PAYMENTS section above. Currently, we do not charge for these other taxes.

DAILY DEDUCTION FROM THE SEPARATE ACCOUNT. Each day, Prudential deducts a charge from the assets of the Separate Account in an amount currently equal to an effective annual rate of 0.45%. We guarantee that the charge will not be more than an effective annual rate of 0.90%.

This charge compensates us for assuming the mortality and expense risks of the insurance provided under the Group Contract. The "mortality risk" is the risk that Covered Persons may live for shorter periods of time than Prudential estimated when we determined the mortality charge. The "expense risk" is the risk that expenses for issuing and administering the insurance will be more than Prudential estimated when we determined the charge for administrative expenses.

We will earn a profit from this risk charge to the extent we do not need it to provide benefits and pay expenses under the Certificate. We do not assess this charge on amounts allocated to the Fixed Account. During 1999, we received approximately $106,547 in charges for mortality and expense risks.

TRANSACTION CHARGES: For every transfer after the twelfth in a single Certificate Year, Prudential will deduct a $20 charge. We may deduct charges for other transactions. See the sections of this prospectus that describe each of those transactions. Those sections also describe the charges that Prudential may deduct.

DIRECT BILLING CHARGE: Prudential will assess a direct billing charge of $3 per bill for Participants who are no longer Eligible Group Members (or spouses of Eligible Group Members) but who continue coverage on a Portable basis. The Participant may choose to receive a bill quarterly, semi-annually, or annually.

EXPENSES INCURRED BY THE FUNDS: Participants indirectly bear the charges and expenses of the Funds. To find out details about the management fees and other underlying Fund expenses, you should see THE FUNDS section on page 13. You should also read the prospectuses for the available Funds.

CASH SURRENDER VALUE

The Cash Surrender Value of your Certificate is equal to your Certificate Fund MINUS any Certificate Debt and outstanding charges. On any day, your Certificate Fund equals the sum of the amounts in the Funds, the amount invested in the Fixed Account, and the Loan Account (see the LOANS section on page 33).

The Cash Surrender Value will change daily to reflect:

* Net Premiums;

* withdrawals;

* increases or decreases in the value of the Funds you selected;

* interest credited on any amounts allocated to the Fixed Account and on the Loan Account;

* interest accrued on any loan;

* the daily asset charge for mortality and expense risks assessed against the variable investment options; and

* monthly charges that Prudential deducts from your Certificate Fund.

If you ask Prudential, we will tell you what the Cash Surrender Value of your Certificate is. Prudential does not guarantee a minimum Cash Surrender Value. It is possible for the Cash Surrender Value of your Certificate to go down to zero.

The tables on pages T-1 and T-2 (following page 11) of this prospectus give examples of what Cash Surrender Values would be for two sample Certificates. The examples assume there would be uniform investment results in the selected Subaccount portfolios. The examples are only hypothetical, and are only meant to help you understand how the Certificate works.

FULL SURRENDERS

You may surrender your Certificate for its Cash Surrender Value at any time. If you do, all insurance coverage will end. Prudential will calculate the Cash Surrender Value as of the end of the Business Day on which we receive your request form in good order.

We will pay the proceeds as described in the WHEN PROCEEDS ARE PAID section on page 43. Prudential does not currently make a charge for a surrender but we have the right to make such a charge in the future. If we do, the charge will not be more than the lesser of $20 and 2% of the amount that you receive. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

A surrender may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

During 1999, we received $0 for surrender charges.

PAID-UP COVERAGE

At any time, you may elect to use the Cash Surrender Value of your Certificate to buy Paid-up Coverage. The minimum amount of Cash Surrender Value that you can exchange is $1,000.

The amount of Paid-up Coverage that you can have will be limited to the amount that you can buy with your Certificate's Cash Surrender Value. Also, it cannot be more than the Death Benefit under your Certificate at the time you make the exchange.

Paid-up Coverage will start as of the end the Business Day on which we receive your request form in good order. Once the Paid-up Coverage starts, all other coverage under your Certificate, including any additional insurance benefits, will end.

If you did not use your entire Cash Surrender Value to buy the Paid-up Coverage, Prudential will pay you the remaining amount as of the end of the first Business Day after we receive your request form. We will pay it as described in the WHEN PROCEEDS ARE PAID section on page 43. This withdrawal may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

The purchase of Paid-up Coverage could make your Certificate become a Modified Endowment Contract. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

PARTIAL WITHDRAWALS

While your Certificate is in effect, you may withdraw part of your Certificate's Cash Surrender Value. We will take it from each investment option you selected in the same proportions as the value of your Certificate Fund is invested, unless your request tells us to take the withdrawal from only selected investment options.

Partial withdrawals will be effective as of the end of the Business Day on which we receive your request form. We will pay you the withdrawn money as described in the WHEN PROCEEDS ARE PAID section on page 43. If you redeem units from your certificate fund that you just purchased and paid for by check or ACH transfer, we will process your redemption, but will delay sending you the proceeds for up to 10 Calendar days to allow the check or ACH transfer to clear.

You must withdraw at least $200 in any partial withdrawal. You may withdraw any amount that is more than $200, but you must leave enough in your Certificate Fund (less any Certificate Debt and outstanding charges) to pay the next month's charges.

Prudential has the right to deduct a transaction charge for each partial withdrawal. The charge can be up to the lesser of $20 or 2% of the amount you withdraw. We will deduct the transaction charge from the amount you withdraw.

You may not repay any amount that you withdraw.

Withdrawals may have tax consequences. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

LOANS

You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. In states that require it, you may borrow a greater amount.

The minimum amount that you can borrow at any one time is $200. You cannot take a loan if Certificate Debt exceeds the Loan Value. Prudential will pay loan proceeds as described in the WHEN PROCEEDS ARE PAID section on page 43.

Interest on the loan will accrue daily at a rate that Prudential sets each year. Generally, the interest rate we charge will not be more than 1% above the interest rate we credit on money in the Fixed Account. Interest payments are due the day before the Contract Anniversary. If you do not pay the interest when it is due, we will add it to the principal amount of the loan. When this happens, we will take an amount out of your investment options to make the loan and the Loan Account equal in value.

When you take a loan from your Certificate Fund, here's what happens:

* We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options.

* We will start a Loan Account for you and will credit the Loan Account with an amount equal to the loan.

* We will generally credit interest to the amount in the Loan Account at the same rate that we use to credit interest on money in the Fixed Account. The interest rate we credit to the Loan Account will not be more than 1% less than the interest rate that we charge on the loan.

You may repay all or part of a loan at any time. We will apply a loan repayment first against any unpaid loan interest and then to reduce the principal amount of the loan. You may repay a loan either by repayment or by withdrawing amounts from the Certificate Fund. When you send us a payment, you should tell us whether the payment is intended as a premium payment or as a loan repayment. If you do not indicate whether it is a premium or a loan repayment, we will assume it is a loan repayment.

If you repay a loan by using the Certificate Fund, we will treat the repayment as a partial withdrawal from the Certificate Fund. A partial withdrawal may have tax consequences. See the PARTIAL WITHDRAWALS section on page 32 and the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

Your Loan plus accrued interest (together, these are called "Certificate Debt") may not exceed the value of your Certificate Fund. If Certificate Debt exceeds the value of your Certificate Fund, you will not have enough money in your Certificate Fund to cover the month's charges. See the LAPSE section on page 34.

If you still have Certificate Debt outstanding when you surrender your Certificate or when you allow your Certificate to lapse, the amount you borrowed may become taxable. Also, loans from Modified Endowment Contracts may be treated for tax purposes as distributions of income. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

If we pay the Death Benefit or the Cash Surrender Value while a loan is outstanding, we will reduce the Death Benefit or the Cash Surrender Value by the amount of the loan plus any accrued interest.

A loan will have a permanent effect on your Certificate's Cash Surrender Value. It may also have a permanent effect on the Death Benefit. This happens because the investment results of the investment options you selected will apply only to the amount remaining in those investment options after the loan amount is transferred to the Loan Account. The longer a loan is outstanding, the greater the effect is likely to be.

LAPSE

In general, your Certificate will remain in force as long as the balance in your Certificate Fund (less any Certificate Debt and outstanding charges) is enough to pay the monthly charges when due. If it is not enough, Prudential will send you a notice to tell you that your insurance is going to end, how much you must pay to stop it from ending, and when you must pay it.

The due date of the monthly charges depends on whether you make routine premium payments by automatic payroll deduction or pay them directly to Prudential. See the CHARGES AND EXPENSES section on page 27.

In insurance terms, we call it a LAPSE when insurance ends because the charges for it are not paid.

HOW YOU CAN STOP YOUR INSURANCE FROM LAPSING. You must make a payment that is enough to pay outstanding charges. Prudential must receive the payment by the later of:

* 61 days after the first Business Day of the month in which your Certificate Fund was insufficient to pay the monthly charges; and

* 30 days after the date we mailed you the notice.

If you do not, your insurance will lapse and your Certificate will no longer have any value. A Certificate that lapses with Certificate Debt may affect the way you are taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

We will send the notice to the last known address we have on file for you. If the Covered Person dies during the grace period, we will reduce the Death Benefit by any past due monthly charges and by any Certificate Debt.

TERMINATION OF THE GROUP CONTRACT

Morgan Guaranty may decide to terminate the Group Contract with Prudential, by giving Prudential 90 days' written notice.

In addition, Prudential may terminate a Group Contract:

* If the aggregate Face Amount of all Certificates, or the number of Certificates issued, falls below the permitted minimum, by giving Morgan Guaranty 90 days' written notice.

* If Morgan Guaranty fails to remit premium payments to Prudential in a timely way, at the end of the grace period.

* For any other reason, effective on a Contract Anniversary, by giving Morgan Guaranty 31 days' written notice.

Termination of the Group Contract means that Morgan Guaranty will not remit premiums to Prudential. In that event, no new Certificates will be issued under the Group Contract. How the termination affects you is described in the OPTIONS ON TERMINATION OF COVERAGE section on page 36. The options that are available to you from Prudential may depend on what other insurance options are available to you. You should refer to your particular Certificate to find out more about your options at termination of coverage.

PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS (OR SPOUSES OF ELIGIBLE GROUP MEMBERS)

If a Participant is no longer an Eligible Group Member (or the spouse of an Eligible Group Member), the Participant may be able to continue insurance coverage on a Portable basis. This is called Portable Coverage. Portable Coverage is generally available only to Participants who have held a Certificate for at least one year (or who obtained the Certificate during the initial enrollment period).

With Portable Coverage, you will start to make premium payments directly to Prudential, or you may authorize Prudential to receive payments by electronic funds transfer. We will start to send premium reminders directly to you. You may choose to receive these reminders quarterly, semi-annually, or annually.

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
We will let you know about this change in the way premiums are paid within 61 days after you are no longer an Eligible Group Member or the spouse of an Eligible Group Member. We might impose certain rules and limits on the continued insurance. The rules and limits are shown in your Certificate.

The notice that we send you will also tell you what the charges and expenses are for Portable Certificates. See also the CHARGES AND EXPENSES section on page 27. Charges and expenses will be the same as for the Eligible Group Member (or spouses of Eligible Group Members) until at least December 31, 2001, except that Prudential will charge a $3 fee per periodic premium reminder. Prudential will track the experience of Participants that continue on a Portable basis. After December 31, 2001, we may change the charges and expenses for Portable Coverage.

OPTIONS ON TERMINATION OF COVERAGE

Your insurance coverage under the Group Contract will end when the Group Contract itself ends. Insurance coverage will also end on the last day of the month in which a Participant stops being an Eligible Group Member (or the spouse of an Eligible Group Member) and does not elect to continue on a Portable basis. See the TERMINATION OF THE GROUP CONTRACT section on page 35, and the PARTICIPANTS WHO ARE NO LONGER ELIGIBLE GROUP MEMBERS section on page 35.

If the Group Contract were to end, the effect on Participants would depend on whether or not Morgan Guaranty replaced the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

* If Morgan Guaranty did replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential would terminate your Certificate. We would also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value. The new contract might not cover persons holding Portable Certificates, in which case those persons would have the options listed below.

* If Morgan Guaranty did not replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you would have the options listed below.

CONVERSION: You may elect to convert your Certificate to an individual life insurance policy without giving Prudential evidence that the Covered Person is in good health. To elect this option, you must apply for it within 31 days (or longer, depending on the state law that applies) after your Certificate ends. You may select any form of individual life insurance policy (other than term insurance) that Prudential normally makes available for conversion to persons who are the same age as you and who are asking for the same amount of life insurance. Your premiums for the individual life insurance policy will be based on the type and amount of life insurance you select, your age and your risk class.

If your Certificate ended because you are no longer an Eligible Group Member, you may not convert more than the Face Amount of your Certificate. If your Certificate ended because the Group Contract ended, the amount you are able to convert may, depending on the state law that applies, be limited to the lesser of

* $10,000 or

* the Face Amount of your Certificate MINUS the amount of any group insurance that you become eligible for within 45 days after your Certificate ends.

If a Covered Person dies within 31 days (or longer, depending on the state law that applies) after the Certificate ends and you had the right to convert to an individual policy, we will pay a Death Benefit under the Certificate. But, the Death Benefit will be equal to the amount of individual insurance you could have had if you had actually made the conversion to the individual policy.

PAID-UP COVERAGE. You may elect to use your Certificate's Cash Surrender Value to buy fixed Paid-up Coverage on the Covered Person. To use this option, you must have at least $1,000 of Cash Surrender Value on the day your Certificate ends. The insurance amount will depend on how much the Cash Surrender Value is and on the date of birth of the Covered Person. But, the amount of Paid-up Coverage cannot be more than your Certificate's Death Benefit right before you buy the Paid-up Coverage.

You may elect this option within 61 days of the date your Certificate ended. Prudential will make the Paid-up Coverage effective as of the end of the Business Day on which we (or our designee) receive your request on the form we require you to use for this purpose. If you elect this option, your insurance may become a Modified Endowment Contract under the Internal Revenue Code. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

PAYMENT OF CASH SURRENDER VALUE. You may receive the Cash Surrender Value by surrendering your Certificate. To do this, you must make a request to Prudential on the form that we require you to use for this purpose.

If you do not choose one of the options described above within 61 days of the date the Certificate ends, we will exchange your Certificate Fund for Paid-up Coverage if your Certificate Fund value is at least $1,000. If it does not have that much value, we will pay the Cash Surrender Value.

REINSTATEMENT

You may request reinstatement of a lapsed Certificate any time within 3 years after the end of the grace period. But, you must be less than the maximum age at which a Certificate may be held. We will not reinstate a lapsed Certificate if the Group Contract under which the Certificate was issued ended and you did not have the right to continue your insurance on a Portable basis.

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
To reinstate your Certificate, you must send the following items to Prudential:

* A written request for reinstatement.

* Evidence of the good health of the Covered Person. The evidence must be satisfactory to Prudential.

* A premium payment (less any charges that apply) that is at least enough to pay the monthly charges for the grace period and for two more months. See the CHARGES AND EXPENSES section on page 27.

We will make your Certificate effective again on the first Semi-Monthly Deduction Date (or Monthly Deduction Date, if you do not make routine premium payments by automatic payroll deduction) that occurs after we approve your request. The terms of your original Certificate will still apply. We will apply a new 2-year period of incontestability, and the period during which the suicide exclusion applies will start over again. See the INCONTESTABILITY section on page 43 and the SUICIDE EXCLUSION section on page 44. When the original Certificate lapsed, we would have required you to pay off any outstanding Certificate Debt. We will not allow you to continue the loan under the reinstated Certificate.

Currently, we do not charge for a reinstatement. But, we reserve the right to charge for reinstatements in the future.

TAX TREATMENT OF CERTIFICATE BENEFITS

INTRODUCTION

This summary provides general information on the federal income tax treatment of a Certificate under the Group Contract. It is not a complete statement of what the federal income taxes will be in all circumstances. It is based on current law and interpretations, which may change. It does not cover state taxes or other taxes. It is not intended as tax advice. You should consult your own tax advisor for complete information and advice.

TREATMENT AS LIFE INSURANCE AND INVESTOR CONTROL

The Certificate must meet certain requirements to qualify as life insurance for tax purposes. These requirements include certain definitional tests and rules for diversification of investments. For further information on the diversification requirements, see Dividends, Distributions and Taxes in the applicable Fund prospectuses.

We believe we have taken adequate steps to insure that the Certificate qualifies as life insurance for tax purposes. Generally speaking, this means that:

* you will not be taxed on the growth of the funds in the Certificate Fund, unless you receive a distribution, and

* the Certificate's Death Benefit will be tax free to your beneficiary.

Although we believe that the Certificate should qualify as life insurance for tax purposes, there are some uncertainties, particularly because the Secretary of Treasury has not yet issued permanent regulations that bear on this question. Moreover, regulations issued to date do not provide guidance concerning the extent to which Participants may direct their investments to the particular available subaccounts of a separate account without causing the Participants (instead of Prudential) to be considered the owners of the underlying assets. The ownership rights under the Certificate are similar to, but different in certain respects from, those addressed by the Internal Revenue Service in rulings holding that the insurance company was the owner of the assets. For example, Participants have the choice of more funds and the ability to reallocate amounts among available Subaccounts more frequently than in the rulings. While we believe that Prudential will be treated as the owner of the Separate Account assets, it is possible that the Participants may be considered to own the assets.

Because of these uncertainties, we reserve the right to make changes - which will be applied uniformly to all Participants after advance written notice - that we deem necessary to insure that the Certificates under the Group Contract will qualify as life insurance and that Prudential will be treated as the owner of the underlying assets.

DISTRIBUTIONS

The tax treatment of any distribution you receive before the Covered Person's death depends on whether your Certificate is classified as a Modified Endowment Contract.

CERTIFICATES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

* If you surrender your Certificate or allow it to lapse, you will be taxed on the amount you receive in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Cash Surrender Value used to repay Certificate Debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

* Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Certificate less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Certificate Years, all or a portion of a withdrawal may be taxed if the Certificate Fund exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

* Extra premiums for optional benefits and riders generally do not count in computing the premiums paid for the Certificate for the purposes of determining whether a withdrawal is taxable.

* Loans you take against the Certificate are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

* The rules change if the Certificate is classified as a Modified Endowment Contract. The Certificate could be classified as a Modified Endowment Contract if premiums in excess of certain IRS limits are paid, or a change in the Face Amount of insurance is made (or a rider is added or removed). You should first consult a tax adviser if you are contemplating any of these steps.

* If the Certificate is classified as a Modified Endowment Contract, then amounts you receive under the Certificate before the Covered Person's death, including loans, withdrawals, and dividends which are not reinvested are included in income to the extent that the Certificate Fund before surrender charges exceeds the premiums paid for the Certificate increased by the amount of any loans previously included in income and reduced by any untaxed amounts previously received other than the amount of any loans excludible from income. An assignment of a Modified Endowment Contract is taxable in the same way. These rules also apply to loans, withdrawals, dividends which are not reinvested and full surrenders made during the two-year period before the time that the Certificate became a Modified Endowment Contract.

* Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty tax of 10 percent unless the amount is received on or after age 59 1/2 , on account of your becoming disabled or as a life annuity.

* All Modified Endowment Contracts issued by us to you during the same calendar year are treated as a single Certificate for purposes of applying these rules.

TREATMENT AS GROUP TERM LIFE INSURANCE

In most cases, employee-pay-all coverage under the Group Contract will not qualify as group term life insurance under the Internal Revenue Code, or be deemed to be part of a group term insurance plan. The Certificate will therefore be treated the same as any individually purchased life insurance policy for tax purposes. However, if the coverage does qualify as group term life insurance, there may be income tax consequences for you. Also, under certain circumstances, depending on the structure of the arrangement under which the Group Contract is held, a portion of the coverage under the Group Contract may qualify as group term life insurance and [, in addition,] Participants may be taxed on certain increases in cash values under an IRS-prescribed formula.

WITHHOLDING

You must affirmatively elect that no taxes be withheld from a pre-death distribution. Otherwise, the taxable portion of any amounts you receive will be subject to withholding. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. You may be subject to penalties under the estimated tax payment rules if your withholding and estimated tax payments are insufficient to cover the tax due.

OTHER TAX CONSIDERATIONS

If you transfer or assign the Certificate to someone else, there may be gift, estate, and/or income tax consequences. If you transfer the Certificate to a person two or more generations younger than you (or designate such a younger person as a beneficiary), there may be Generation Skipping Transfer tax consequences. Deductions for interest paid or accrued on Certificate Debt or on other loans that are incurred or continued to purchase or carry the Certificate may be denied. Your individual situation or that of your beneficiary will determine the federal estate taxes and the state and local estate, inheritance, and other taxes due if you or the Covered Person dies.

The earnings of the Separate Account are taxed as part of Prudential's operations. The Separate Account does not intend to qualify as a regulated investment company under the Internal Revenue Code.

ERISA CONSIDERATIONS

If the Group Contract is treated as or acquired by an "employee benefit plan," as defined under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain legal requirements may apply.

DEFINITION OF AN EMPLOYEE BENEFIT PLAN

An "employee benefit plan" includes two broad categories of arrangements that are established by certain entities (employers or unions) to cover employees -- "pension" plans or "welfare" plans.

A "pension plan" includes any program that provides retirement income to employees, or results in a deferral of income by employees for periods extending to the termination of covered employment or beyond. For these purposes, the term "pension plan" includes, but is not limited to, retirement plans that meet tax qualification requirements (for example, a "401(k) plan"), as well as other arrangements which, by their operation, are intended to provide retirement income or deferrals beyond termination of employment.

A "welfare plan" includes a program established or maintained for the purposes of providing to employees, among other things, medical, accident, disability, death, vacation, and unemployment benefits.

GROUP CONTRACTS AS EMPLOYEE BENEFIT PLANS

Regulations issued by the United States Department of Labor ("Labor") clarify when specific plans, programs or other arrangements will not be either pension or welfare plans (and thus not considered "employee benefit plans" for purposes of ERISA). Among other exceptions, "group" or "group-type insurance programs" offered by an insurer to employees of an employer will not be a "plan" where:

* no contributions are made by the employer for the coverage;

* participation in the program is completely voluntary for employees;

* the "sole" function of the employer with respect to the program is, without endorsing the arrangement, to permit the insurer to publicize the program, to collect premiums through payroll deductions, and to remit them to the insurer; and

* the employer does not receive any consideration in connection with the program, other than reasonable compensation (excluding any profit) for administrative services actually provided in connection with payroll deductions.

Whether or not a particular group insurance arrangement satisfies these conditions is a question of fact depending on the particular circumstances. You should consult counsel and other advisors to determine whether, under the facts of the particular case, a particular Group Contract might be treated as an "employee benefit plan" (either a pension or a welfare plan) subject to the requirements of ERISA.

INVESTMENT OF PLAN ASSETS IN A GROUP CONTRACT

The decision to invest employee benefit plan assets in a Group Contract is subject to rules under ERISA and/or tax law. Any plan fiduciary, which proposes to cause a plan to acquire a Group Contract, should consult with its counsel with respect to the potential legal consequences of the plan's acquisition and ownership of such Contract.

FIDUCIARY/PROHIBITED TRANSACTION REQUIREMENTS UNDER ERISA

If applicable, ERISA and tax law impose certain restrictions on employee benefit plans and on persons who are (1) "parties in interest" (as defined under ERISA) or "disqualified persons" (as defined under tax law) and (2) "fiduciaries" with respect to such plans. These restrictions may, in particular, prohibit certain transactions in connection with a Group Contract, absent a statutory or administrative exemption. You should consult counsel and other advisors to determine the application of ERISA under these circumstances.

For example, administrative exemptions issued by Labor under ERISA permit transactions (including the sale of insurance contracts like the Group Contract) between insurance agents and employee benefit plans. To be able to rely upon such exemptions, certain information must be disclosed to the plan fiduciary approving such purchase on behalf of the plan. The information that must be disclosed includes:

* the relationship between the agent and the insurer;

* a description of any charges, fees, discounts, penalties, or adjustments that may be imposed in connection with the purchase, holding, exchange or termination of the Group Contract; and

* the commissions received by the agent.

Information about any applicable charges, fees, discounts, penalties, or adjustments may be found in the CHARGES AND EXPENSES section on page 27. Information about sales representatives and commissions may be found in the SALE OF THE CONTRACT AND SALES COMMISSIONS section on page 47.

Execution of a Group Contract by a Group Contractholder and an enrollment form by a Participant will be deemed an acknowledgment of receipt of this information and approval of transactions under the Group Contract.

WHEN PROCEEDS ARE PAID

Prudential will generally pay any Death Benefit, Cash Surrender Value, partial withdrawal, or loan proceeds within 7 days after we receive the request for payment at the office specified in our request form. We will determine the amount of the Death Benefit as of the date of the Covered Person's death. For other types of redemptions, we will determine the amount of the proceeds as of the end of the Business Day on which we received the request in good order. There are certain circumstances when we may delay payment of proceeds:

* We may delay payment of proceeds that come from the Funds and the variable part of the Death Benefit if any of the following events occurs: the New York Stock Exchange is closed (other than for a regular holiday or a weekend), trading is restricted by the SEC, or the SEC declares that an emergency exists.

* We expect to pay proceeds that come from the Fixed Account or from Paid-up Coverage promptly upon request. But, we do have the right to delay these payments (other than the Death Benefit) for up to six months (or a shorter period, if required by state law). We will pay interest at the Fixed Account rate if we delay payment for more than 30 days (or a shorter period, if required by state law).

BENEFICIARY

You have the right to name the beneficiary who will receive the Death Benefit from your Certificate. You must use the form that Prudential requires you to use. You may change the beneficiary at any time. You do not need the consent of the present beneficiary. If you have more than one beneficiary at the time the Covered Person dies, we will pay the Death Benefit in equal parts to each beneficiary, unless you have given us other instructions.

INCONTESTABILITY

After your Certificate has been in force for two years or more during the Covered Person's lifetime, Prudential will not contest liability under the Certificate. We will also not contest liability for any change in your Certificate that required our approval after the change has been in force for two years or more during the Covered Person's lifetime.

MISSTATEMENT OF AGE

If the Covered Person's age is stated incorrectly in the Certificate, we will adjust the amount of the Death Benefit to reflect the correct age, as permitted by law.

SUICIDE EXCLUSION

Generally, if a Covered Person dies by suicide within two years from the Certificate Date, Prudential will not pay the Death Benefit described in other sections of this prospectus. Instead, we will pay your beneficiary an amount equal to your premium payments minus any Certificate Debt, outstanding charges, and any partial withdrawals. This limit will apply whether the suicide occurred while the Covered Person was sane or insane.

If the Covered Person dies by suicide within two years after the effective date of an increase in the Face Amount of your Certificate that required our approval, we will not pay the increased amount of insurance. Instead of the amount of the increase, we will pay your beneficiary the monthly charges that were attributable to the increased amount. Again, this limit will apply whether the suicide occurred while the Covered Person was sane or insane.

ASSIGNMENT

You may assign your Certificate, including all rights, benefits, and privileges that you have. Prudential will honor the assignment only if: (1) you make the assignment in writing; (2) you sign it; and (3) Prudential receives a copy of the assignment at the Prudential office shown in your Certificate. We are not responsible for determining whether the assignment is legal or valid.

Throughout this prospectus, we describe various rights that you have. You may assign those rights to someone else. If you do, you should consider the references to "you" in this prospectus as applying to the person to whom you validly assigned your Certificate.

If you assign a Certificate that is a Modified Endowment Contract, it might affect the way you are taxed. It might also affect the way the person to whom you assign the Certificate is taxed. See the TAX TREATMENT OF CERTIFICATE BENEFITS section on page 38.

VOTING RIGHTS

The assets that are held in the Separate Account are invested in the Funds. Prudential is the legal owner of those shares. Because we are the owner, we have the right to vote on any matter that shareholders of the Funds vote on. The voting happens at regular and special shareholder meetings. We will (as required by law) vote in accordance with voting instructions we receive from Participants. A Fund may not hold annual shareholder meetings when not required to do so under the laws of the state of its incorporation or under the federal securities laws.

If we do not receive timely voting instructions for Fund shares from Participants, we will vote those shares in the same proportion as shares in the Funds for which we do receive instructions. We will do the same thing for shares held as general account investments of Prudential. If the federal securities laws change so that Prudential is allowed to vote on Fund shares in our own right, we may decide to do so.

Generally, you may give us voting instructions on matters that would be changes in fundamental policies of the Funds. You may also give us voting instructions on any matter that requires a vote of the Fund's shareholders. But, if a Fund that you participate in has a vote on approval of the investment advisory agreement or any change in a Fund's fundamental investment policy, you will vote separately by Fund. This practice is dictated by the federal securities laws.

Here's how we will determine the number of Fund shares and votes for which you may give instructions:

* To determine the number of Fund shares, we will divide the part of your Certificate Fund that is derived from participation in a Subaccount by the value of one share in the corresponding portfolio of the applicable Fund.

* The number of votes will be determined as of the record date chosen by the Board of Directors of the applicable Fund.

We will give you the proper forms and proxies to give these instructions. We reserve the right to change the way in which we calculate the weight we give to voting instructions. We would make such a change to comply with federal regulations.

If we are required by state insurance regulations, we may disregard voting instructions in certain instances. We may disregard instructions if: (1) the instructions would require shares to be voted in a way that would cause a change in the sub-classification or investment objectives of one or more of the Funds' portfolios, or (2) the instruction would approve or disapprove an investment advisory contract for a Fund. Also, Prudential itself may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Funds' portfolios, provided that Prudential reasonably disapproves such changes in accordance with applicable federal regulations. If Prudential does disregard voting instructions, we will tell you that we did and our reasons for it in the next annual or semi-annual report to Participants.

SUBSTITUTION OF FUND SHARES

If Prudential's management thinks that an available portfolio of the Funds becomes unsuitable for investment by Participants, we may substitute the shares of another portfolio or of an entirely different mutual fund. Our management might find a portfolio to be unsuitable because of investment policy changes, tax law changes or considerations, the unavailability of shares for investment, or other reasons, including our discretion. Before Prudential can substitute shares, the SEC, and possibly one or more state insurance departments, must approve the substitution. We would notify Morgan Guaranty and Participants if we were to make such a substitution.

ACCELERATED DEATH BENEFIT

Under an accelerated death benefit, you can elect to receive an early payment of part of the Certificate's Death Benefit when the Covered Person is diagnosed as being terminally ill. "Terminally ill" means the Covered Person has a life expectancy of 12 months or less. You must give Prudential satisfactory evidence that the Covered Person is terminally ill. You may receive the accelerated payment in a lump sum. The maximum part of the Death Benefit that may be accelerated is the lesser of 50% of the full Death Benefit or $50,000. Prudential may charge an accelerated payment fee of up to $350 if you decide to use this benefit.

We will not pay an accelerated death benefit if you are required to elect it to meet the claims of creditors or to obtain a government benefit. Unless required by law, you can no longer request an increase in the Face Amount of your Certificate once you have elected to receive an accelerated death benefit. The amount of future premium payments you can make will also be limited.

If you actually receive proceeds from the Accelerated Death Benefit, it could have tax consequences and may affect your eligibility for certain government benefits or entitlements. In general, the accelerated death benefit is excluded from income if the Covered Person is terminally ill or chronically ill as defined in the tax law (although the exclusion in the latter case may be limited). You should consult a tax advisor before you elect to receive this benefit.

REPORTS

Four times each Certificate Year, Prudential will send you a statement that gives you certain information about your insurance. These statements will give you details about the value of your Certificate Fund, about transactions that you made, and specific insurance data about your coverage.

If you make a request, we will also send you a current statement about your insurance. It will give you the same kind of information as the quarterly statement does. We may limit the number of current statements you may request or may charge you for additional statements. Any such charge will not exceed $20 for an additional report.

We will also send to you and to Morgan Guaranty annual and semi-annual reports that list the securities held in each available portfolio of the Funds. These reports are required by the federal securities laws. Prudential keeps records about the Separate Account according to the federal securities laws.

If you invest in the Series Fund through more than one variable insurance contract, you will receive only one copy of each annual and semi-annual report issued by the Series Fund. But, if you want another copy of a report, you may ask us for one by calling the telephone number listed on the inside cover page of this prospectus.

SALE OF THE CONTRACT AND SALES COMMISSIONS

Prudential Investment Management Services LLC (referred to as "PIMS") acts as the principal underwriter of the Group Contracts and Certificates. PIMS is a direct, wholly-owned subsidiary of Prudential.

PIMS, organized in 1996 under Delaware law, is registered as a broker-dealer under the federal securities laws. PIMS is also a member of the National Association of Securities Dealers, Inc. PIMS's principal business address is 751 Broad Street, Newark, New Jersey 07102. PIMS also acts as principal underwriter with respect to the securities of other Prudential investment companies.

The Group Contracts and Certificates are sold by persons who are registered representatives of PIMS and who are also authorized by state insurance departments. The Group Contracts and Certificates may also be sold through other broker-dealers authorized by PIMS and applicable law to do so. Registered representatives of such other broker-dealers may be paid on a different basis than the basis described below.

The maximum commission that Prudential will pay to the representative upon the purchase of the Contract is 15% of the premium payment received. The amount Prudential will pay to the broker-dealer to cover both the individual representative's commission and other distribution expenses will not exceed 15% of the premium payment. Prudential may require the representative to return all of the first year commission if the Group Contract is not continued through the first year. Sales representatives who meet certain productivity, profitability, and persistency standards with regard to the sale of the Group Contract will be eligible for additional bonus compensation from Prudential. Generally, Prudential will pay PIMS a commission of no more than 15% of the premium payment. The commission and distribution percentages will depend on factors such as the size of the group involved and the amount of sales and administrative effort required in connection with the particular Group Contract. In total, they will not exceed 15% of the premium payment.

The distribution agreement between PIMS and Prudential will terminate automatically upon its assignment (as that term is defined in the federal securities laws). But, PIMS may transfer the agreement, without the prior written consent of Prudential, under the circumstances set forth in the federal securities laws. Either party may terminate the agreement at any time if the party gives 60 days' written notice to the other party.

RATINGS AND ADVERTISEMENTS

Independent financial rating services -- including Moody's, Standard & Poors, Duff & Phelps, and A.M. Best Company -- rate Prudential. These ratings reflect our financial strength and claims-paying ability. They are not intended to rate the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. Furthermore, we may include in advertisements comparisons of currently taxable and tax-deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

SERVICES PERFORMED BY THIRD PARTIES

Throughout this prospectus, we describe how Prudential will perform transactions with you and how you will perform transactions with them. Prudential has the right to ask another party (referred to as a "third party") to perform or receive transactions in its place. That means that, for a particular Group Contract, you may conduct transactions via a third party rather than directly with Prudential.

In some cases, the third party might be another part of Prudential. (For example, when you make certain premium payments to Prudential, they will be received by Prudential Mutual Fund Services, Inc., a wholly-owned subsidiary of Prudential.)

STATE REGULATION

Prudential is subject to regulation and supervision by the Department of Insurance of the State of New Jersey, which periodically examines its operations and financial condition. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Group Contract is subject to the insurance laws and regulations of the State of Delaware. We reserve the right to change the Group Contract and Certificate to comply with applicable state insurance laws and interpretations thereof.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business to determine solvency and compliance with local insurance laws and regulations.

In addition to the annual statements referred to above, we are required to file with New Jersey and other jurisdictions a separate statement with respect to the operations of all our variable contract accounts, in a form promulgated by the National Association of Insurance Commissioners.

EXPERTS

The consolidated financial statements of Prudential and its subsidiaries as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and the financial statements of the Account as of December 31, 1999 and for each of the three years in the period then ended included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 1177 Avenue of the Americas, New York, New York 10036.

Actuarial matters included in this prospectus have been examined by Barry T. Allen, FSA, MAAA, Vice President, Chief Actuary of Prudential's Group Insurance, whose opinion is filed as an exhibit to the registration statement.

LITIGATION

We are subject to legal and regulatory actions in the ordinary course of our businesses, including class actions. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industries in which we operate. In our insurance operations, we are subject to class actions and individual suits involving a variety of issues, including sales practices, claims payment, coverage obligations, premium charges for policies paid on a periodic basis and other fees and denial of benefit matters and, with respect to property and casualty products, "redlining" or impermissible discrimination among customers and method of determining coverage and claims payment. In our asset management operations, we are subject to litigation involving commercial disputes with counterparties or partners and class actions and individual suits alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products, recommended unsuitable products to customers, mishandled customer accounts, charged excessive fees and breached fiduciary duties to customers. In our securities operations, we are subject to class actions and individual suits, arbitrations and other actions arising out of our retail brokerage, account management, underwriting, investment banking and other activities, including claims of improper or inadequate disclosure regarding investments, recommending unsuitable investments and excessive or unauthorized trading. We are a defendant in, or are contractually responsible to third parties for, class action and individual litigation including various claims arising from businesses that we are winding down or have divested. With respect to our discontinued healthcare operations, we are subject to litigation including class action and individual suits involving various issues, including payment of claims, denial of benefits, vicarious liability for malpractice claims, contract disputes with provider groups, class actions challenging practices of our former managed care operations, and coordination of benefits with other carriers. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Our litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that our results of operations or cash flow, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on our financial position. See Note 15 of Notes to Consolidated Financial Statements, which Note is incorporated by this reference.

                          DEFINITIONS OF SPECIAL TERMS
                            USED IN THIS PROSPECTUS

ANNUAL BASE SALARY -- An Eligible Group Member's basic annual rate of pay including before-tax contributions for Flex Comp benefits and 401K contributions. An Eligible Group Member's Annual Base Salary does not include overtime, profit sharing awards, bonuses, long term disability benefits, or any other form of extra compensation.

ATTAINED AGE -- Your age as defined by the Group Contract.

BASIC EMPLOYEE GROUP TERM LIFE INSURANCE -- Term life insurance automatically purchased by Morgan Guaranty Trust Company of NY for each eligible employee. The benefits available under the Group Variable Universal Life Insurance Contract described in this prospectus are in addition to any benefits available under Basic Employee Group Term Life Insurance coverage.

BUSINESS DAY -- A day on which the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE -- The amount you receive upon surrender of the Certificate. The Cash Surrender Value is equal to your Certificate Fund on the date of surrender, less any Certificate Debt, outstanding charges, and any applicable transaction charge.

CERTIFICATE -- A document issued to you, as a Participant under a Group Contract, setting forth or summarizing your rights and benefits.

CERTIFICATE ANNIVERSARY -- The same date each year as the Certificate Date.

CERTIFICATE DATE -- The effective date of coverage under a Certificate.

CERTIFICATE DEBT -- The principal amount of any outstanding loans you borrowed under your Certificate plus any accrued interest.

CERTIFICATE FUND -- The total amount credited to you under your Certificate. On any date it is equal to the sum of the amounts under that Certificate allocated to: (1) the Subaccounts, (2) the Fixed Account, and (3) the Loan Account.

CERTIFICATE YEAR -- The year from the Certificate Date to the first Certificate Anniversary or from one Certificate Anniversary to the next.

CONTRACT ANNIVERSARY -- January 1 of each year.

CONTRACT DATE -- January 1, 1999 the date as of which the Group Contract was issued.

COVERED PERSON -- The person whose life is insured under the Group Contract. The Covered Person is generally the Participant. Some Group Contracts may permit a Participant to apply for insurance under a second Certificate naming the Participant's spouse as the Covered Person.

DEATH BENEFIT -- The amount payable upon the death of the Covered Person (before the deduction of any Certificate Debt or any outstanding charges).

ELIGIBLE GROUP MEMBERS -- All full-time or regular part-time employees of Morgan Guaranty Trust Company of NY, its subsidiaries, and its affiliated companies (on U.S. payroll) scheduled to work 20 or more hours weekly. Subsidiaries and affiliated companies include all companies that Morgan Guaranty Trust Company of NY has requested be included in the Group Contract, provided that Prudential has granted the request. An Eligible Group Member and his or her spouse may each separately apply for insurance coverage under the Group Contract for himself or herself.

FACE AMOUNT -- The amount of life insurance in your Certificate. The Face Amount, along with your Certificate Fund are each parts of your Death Benefit.

FIXED ACCOUNT -- An investment option under which Prudential guarantees that interest will be added to the amount deposited at a rate we declare periodically.

FUNDS -- The Series Fund portfolios and other mutual fund portfolios in which the Separate Account invests. Your investment options include the Funds and the Fixed Account.

GROUP CONTRACT -- The Group Variable Universal Life insurance contract that Prudential issued to Morgan Guaranty Trust Company of NY.

GROUP CONTRACTHOLDER -- Morgan Guaranty Trust Company of NY.

GUIDELINE ANNUAL PREMIUM -- A level annual premium that would be payable throughout the duration of a Certificate to fund the future benefits if the Certificate were a fixed premium contract, based on certain assumptions set forth in a rule of the SEC. Upon request, Prudential will advise you of the guideline annual premium under the Certificate.

ISSUE AGE -- The Covered Person's Attained Age on the date that the insurance on that Covered Person goes into effect as defined by the Group Contract.

LOAN ACCOUNT -- An account within Prudential's general account to which we transfer from the Separate Account and/or the Fixed Account an amount equal to the amount of any loan.

LOAN VALUE -- The amount (before any applicable transaction charge) that you may borrow at any given time under your Certificate. We calculate the Loan Value by multiplying the Certificate Fund by 90% (or higher where required by state law) and then subtracting any existing loan with accrued interest, outstanding charges, and the amount of the next month's charges.

MODIFIED ENDOWMENT CONTRACT -- A type of life insurance contract or Certificate under the Internal Revenue Code which has been funded in excess of certain IRS limits. Less favorable tax rules, and in some cases a penalty tax, apply if you take distributions (such as withdrawals, loans or assignments) from a MEC. Regardless of classification as a MEC, cash value accrues on a tax deferred basis and the Death Benefit is generally received free of income tax. See the TAX TREATMENT OF CERTIFICATE BENEFITS section for a more complete description of the MEC rules.

MONTHLY DEDUCTION DATE -- For Participants who do not pay premiums by automatic payroll deduction, the first Business Day of the month. For these Participants, Prudential will deduct the full monthly Certificate Fund charges on this Monthly Deduction Date. Participants who are Eligible Group Members (or their spouses) and who generally pay premiums by automatic payroll deduction instead have their monthly Certificate Fund charges deducted on the two Semi-Monthly Deduction Dates.

NET PREMIUM -- Your premium payment minus any charges for taxes attributable to premiums, any processing fee, and any sales charge. Net Premiums are the amounts that we allocate to the Separate Account and/or the Fixed Account.

PAID-UP COVERAGE -- This type of life insurance coverage pays a Death Benefit of a specific amount that does not change. You make one initial premium payment to begin the coverage and never make any additional payments.

PARTICIPANT -- An Eligible Group Member or spouse who obtains insurance under the Group Contract and is eligible to exercise the rights described in the Certificate. The Participant is generally the same as the Covered Person. We refer to Participants as "you" in this prospectus. If you validly assign your rights as a Participant to someone else, then that person may exercise those rights.

PORTABLE -- You may continue your insurance coverage even if you are no longer an Eligible Group Member. This type of insurance coverage is called Portable. Cost of insurance rates and charges may increase under a Portable Certificate.

SEMI-MONTHLY DEDUCTION DATE -- For Participants who are Eligible Group Members (or their spouses) and who generally pay premiums by automatic payroll deduction, the two days each month that Prudential deducts monthly charges from the Participant's Certificate Fund. The Semi-Monthly Deduction Dates will coincide with the two days that Prudential credits automatic payroll deduction premium payments it receives from Morgan Guaranty Trust Company of NY, which Prudential anticipates will occur around the middle and end of each month. Participants will have half of the monthly charges deducted on the first Semi-Monthly Deduction Date and the remaining half deducted on the second Semi-Monthly Deduction Date. Participants who do not generally pay premiums by automatic payroll deduction have a single Monthly Deduction Date when Prudential will deduct the full monthly Certificate Fund charges.

SEPARATE ACCOUNT -- Prudential Variable Contract Account GI-2, a separate investment account registered as a unit investment trust under the federal securities laws and established by Prudential to receive some or all of the Net Premiums and to invest them in the Funds.

SERIES FUND -- The Prudential Series Fund, Inc., a mutual fund with separate portfolios, some of which are available as investment options for the Group Contract.

SUBACCOUNT -- A division of the Separate Account. Each Subaccount invests its assets in the shares of a corresponding Fund.

WE -- The Prudential Insurance Company of America.

YOU -- A Participant.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                                   DIRECTORS

FRANKLIN E. AGNEW--Director since 1994 (current term expires April, 2005). Member, Committee on Finance & Dividends; Member, Corporate Governance Committee. Business consultant since 1987. Chief Financial Officer, H.J. Heinz from 1971 to 1986. Mr. Agnew is also a director of Erie Plastics Corporation. Age 65. Address: 600 Grant Street, Suite 660, Pittsburgh, PA 15219.

FREDERIC K. BECKER--Director since 1994 (current term expires April, 2005). Member, Auditing Committee; Member, Corporate Governance Committee. President, Wilentz Goldman and Spitzer, P.A. (law firm) since 1989, with firm since 1960. Age 64. Address: 90 Woodbridge Center Drive, Woodbridge, NJ 07095.

GILBERT F. CASELLAS--Director since 1998 (current term expires April, 2003). Member, Compensation Committee. President and Chief Operating Officer, The Swarthmore Group, Inc. since 1999. Partner, McConnell Valdes, LLP in 1998. Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998. Age
47. Address: 1646 West Chester Pike, Suite 3, West Chester, PA 19382.

JAMES G. CULLEN--Director since 1994 (current term expires April, 2001). Member, Compensation Committee; Member, Committee on Business Ethics. President & Chief Operating Officer, Bell Atlantic Corporation, since 1998. President & Chief Executive Officer, Telecom Group, Bell Atlantic Corporation, from 1997 to 1998. Vice Chairman, Bell Atlantic Corporation from 1995 to 1997. President, Bell Atlantic Corporation from 1993 to 1995. Mr. Cullen is also a director of Bell Atlantic Corporation and Johnson & Johnson. Age 57. Address: 1310 North Court House Road, 11th Floor, Alexandria, VA 22201.

CAROLYNE K. DAVIS--Director since 1989 (current term expires April, 2001). Member, Committee on Business Ethics; Member, Compensation Committee. Independent Health Care Advisor since 1997. Health Care Advisor, Ernst & Young, LLP from 1985 to 1997. Dr. Davis is also a director of Beckman Coulter Instruments, Inc., Merck & Co., Inc., Minimed Incorporated, Science Applications International Corporation, and Beverley Enterprises. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

ROGER A. ENRICO--Director since 1994 (current term expires April, 2002). Member, Committees on Nominations & Corporate Governance; Member, Compensation Committee. Chairman and Chief Executive Officer, PepsiCo, Inc. since 1996. Mr. Enrico originally joined PepsiCo, Inc. in 1971. Mr. Enrico is also a director of A.H. Belo Corporation, Target Corporation, and Electronic Data Systems. Age 55.
Address: 700 Anderson Hill Road, Purchase, NY 10577.

ALLAN D. GILMOUR--Director since 1995 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Finance & Dividends. Retired since 1995. Vice

Chairman, Ford Motor Company, from 1993 to 1995. Mr. Gilmour originally joined Ford in 1960. Mr. Gilmour is also a director of Whirlpool Corporation, MediaOne Group, Inc., The Dow Chemical Company and DTE Energy Company. Age 65. Address:
751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

WILLIAM H. GRAY III--Director since 1991 (current term expires April, 2004). Chairman, Committees on Nominations & Corporate Governance. Member, Executive Committee; Member, Committee on Business Ethics. President and Chief Executive Officer, The College Fund/UNCF since 1991. Mr. Gray served in Congress from 1979 to 1991. Mr. Gray is also a director of Chase Manhattan Corporation, Chase Manhattan Bank, Municipal Bond Investors Assurance Corporation, Rockwell International Corporation, Warner-Lambert Company, CBS Corporation, Electronic Data Systems, and Ezgov.com, Inc. Age 58. Address: 8260 Willow Oaks Corp. Drive, Fairfax, VA 22031-4511.

JON F. HANSON--Director since 1991 (current term expires April, 2003). Member, Investment Committee; Member, Committee on Business Ethics. Chairman, Hampshire Management Company since 1976. Mr. Hanson is also a director of James E. Hanson Management Company, Neumann Distributors, Inc., United Water Resources, and Consolidated Delivery and Logistics. Age 63. Address: 235 Moore Street, Suite 200, Hackensack, NJ 07601.

GLEN H. HINER--Director since 1997 (current term expires April, 2001). Member, Compensation Committee. Chairman and Chief Executive Officer, Owens Corning since 1992. Senior Vice President and Group Executive, Plastics Group, General Electric Company from 1983 to 1991. Mr. Hiner is also a director of Dana Corporation, Owens Corning, and Kohler, Co. Age 65. Address: One Owens Corning Parkway, Toledo, OH 43659.

CONSTANCE J. HORNER--Director since 1994 (current term expires April, 2002). Member, Auditing Committee; Member, Committees on Nominations & Corporate Governance. Guest Scholar, The Brookings Institution since 1993. Ms. Horner is also a director of Foster Wheeler Corporation, Ingersoll-Rand Company, and Pfizer, Inc. Age 58. Address: 1775 Massachusetts Ave., N.W. Washington, D.C. 20036-2188.

GAYNOR N. KELLEY--Director since 1997 (current term expires April, 2001). Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, The Perkin Elmer Corporation from 1990 to 1996. Mr. Kelley is also a director of Hercules Incorporated and Alliant Techsystems. Age 68. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

BURTON G. MALKIEL--Director since 1978 (current term expires April, 2002). Chairman, Investment Committee; Member, Executive Committee; Member, Committee on Finance & Dividends. Professor of Economics, Princeton University, since 1988. Dr. Malkiel is also a director of Banco Bilbao Vizcaya Gestinova, Baker Fentress & Company, The Jeffrey Company, Select Sector SPDR Trusts, and Vanguard Group, Inc. Age 67. Address: Princeton University, Department of Economics, 110 Fisher Hall, Prospect Avenue, Princeton, NJ 08544-1021.

ARTHUR F. RYAN--Chairman of the Board Chief Executive Officer and President of Prudential since 1994. President and Chief Operating Officer, Chase Manhattan Bank from 1990 to 1994, with Chase since 1972. Age 57. Address: 751 Broad Street, Newark, NJ 07102-3777.

IDA F.S. SCHMERTZ--Director since 1997 (current term expires April, 2004). Member, Audit Committee. Principal, Investment Strategies International since 1994. Age 65. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

CHARLES R. SITTER--Director since 1995 (current term expires April, 2003). Member, Committee on Finance & Dividend; Member, Investment Committee. Retired since 1996. President, Exxon Corporation from 1993 to 1996. Mr. Sitter began his career with Exxon in 1957. Age 69. Address: 5959 Las Colinas Boulevard, Irving, TX 75039-2298.

DONALD L. STAHELI--Director since 1995 (current term expires April, 2003). Member, Compensation Committee; Member, Auditing Committee. Retired since 1996. Chairman and Chief Executive Officer, Continental Grain Company from 1994 to 1997. President and Chief Executive Officer, Continental Grain Company from 1988 to 1994. Age 68 Address: 47 East South Temple, #501, Salt Lake City, UT 84150.

RICHARD M. THOMSON--Director since 1976 (current term expires April, 2004). Chairman, Executive Committee; Chairman, Compensation Committee. Retired since 1998. Chairman of the Board, The Toronto-Dominion Bank from 1997 to 1998. Chairman and Chief Executive Officer from 1978 to 1997. Mr. Thomson is also a director of CGC, Inc., INCO, Limited, S.C. Johnson & Son, Inc., The Thomson Corporation, Canadian Occidental Petroleum Ltd., The Toronto-Dominion Bank, Ontario Power Generation, Inc., Canada Pension Plan Investment Board, and TrizecHahn Corporation. Age 66. Address: P.O. Box 1, Toronto-Dominion Centre, Toronto, Ontario, M5K 1A2, Canada.

JAMES A. UNRUH--Director since 1996 (current term expires April, 2004). Member, Committees on Nominations & Corporate Governance; Member, Investment Committee. Founding Member, Alerion Capital Group, LLC since 1998. Chairman and Chief Executive Officer, Unisys Corporation, from 1990 to 1997. Mr. Unruh is also a director of Moss Software, Inc. Age 59. Address: 751 Broad Street, 21st Floor, Newark, NJ 07102-3777.

P. ROY VAGELOS, M.D.--Director since 1989 (current term expires April, 2001). Chairman, Auditing Committee; Member, Executive Committee; Member, Committees on Nominations & Corporate Governance. Chairman, Regeneron Pharmaceuticals since 1995. Chairman, Advanced Medicines, Inc. since 1997. Chairman, Chief Executive Officer and President, Merck & Co., Inc. from 1986 to 1995. Dr. Vagelos originally joined Merck in 1975. Dr. Vagelos is also a director of The Estee Lauder Companies, Inc. and PepsiCo., Inc. Age 70. Address: One Crossroads Drive, Building A, 3rd Floor, Bedminster, NJ 07921.

STANLEY C. VAN NESS--Director since 1990 (current term expires April, 2002). Chairman, Committee on Business Ethics; Member, Executive Committee; Member, Auditing Committee. Partner, Herbert, Van Ness, Cayci & Goodell (law firm) since 1998. Counselor at Law, Picco Herbert Kennedy (law firm) from 1990 to 1998. Mr. Van Ness is also a director of Jersey Central Power & Light Company. Age 66.
Address: 22 Chambers Street, Princeton, NJ 08542.

PAUL A. VOLCKER--Director since 1988 (current term expires April, 2004). Chairman, Committee on Finance & Dividends; Member, Executive Committee; Member, Committee on Nominations & Corporate Governance. Consultant since 1997. Chairman and Chief Executive Officer, Wolfensohn & Co., Inc. 1995 to 1996. Chairman, James D. Wolfensohn, Inc. 1988 to 1995. Mr. Volcker is also a director of Nestle, S.A,. and as well as a Member of the Board of Overseers of TIAA-CREF. Age 72. Address: 610 Fifth Avenue, Suite 420, New York, NY 10020.

JOSEPH H. WILLIAMS--Director since 1994 (current term expires April, 2002). Member, Committee on Finance & Dividends; Member, Investment Committee. Director, The Williams Companies since 1979. Chairman & Chief Executive Officer, The Williams Companies from 1979 to 1993. Mr. Williams is also a director of The Orvis Company, and AEA Investors, Inc. Age 66. Address: One Williams Center, Tulsa, OK 74172.

                  THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

                               PRINCIPAL OFFICERS

ARTHUR F. RYAN--Chairman of the Board, Chief Executive Officer, and President since 1994; prior to 1994, President and Chief Operating Officer, Chase Manhattan Corporation. Age 57.

MICHELE S. DARLING--Executive Vice President, Corporate Governance and Human Resources since 2000; Executive Vice President, Human Resources from 1997 to 2000; prior to 1997, Executive Vice President, Human Resources, Canadian Imperial Bank of Commerce. Age 46.

ROBERT C. GOLDEN--Executive Vice President, Operations and Systems since 1997; prior to 1997, Executive Vice President, Prudential Securities. Age 53.

MARK B. GRIER--Executive Vice President, Financial Management since 2000; Executive Vice President, Corporate Governance from 1998 to 2000; Executive Vice President, Financial Management from 1997 to 1998; Chief Financial Officer from 1995 to 1997; prior to 1995, Executive Vice President, Chase Manhattan Corporation. Age 47.

JEAN D. HAMILTON--Executive Vice President, Prudential Institutional since 1998; President, Diversified Group since 1995 to 1998; prior to 1995, President, Prudential Capital Group. Age 53.

RODGER A. LAWSON--Executive Vice President, International Investments & Global Marketing Communications since 1998; Executive Vice President, Marketing and Planning from 1996 to 1998; President and CEO, Van Eck Global, from 1994 to 1996; prior to 1994, President and CEO, Global Private Banking, Bankers Trust Company. Age 53.

KIYOFUMI SAKAGUCHI--Executive Vice President, International Insurance since 1998; President, International Insurance Group from 1995 to 1998; prior to 1995, Chairman and CEO, The Prudential Life Insurance Co., Ltd., Japan. Age 57.

JOHN R. STRANGFELD--Executive Vice President, Global Asset Management since 1998; Chief Executive Officer, Private Asset Management Group (PAMG) from 1996 to 1998; President, PAMG, from 1994 to 1996; prior to 1994, Senior Managing Director. Age 46.

VIVIAN BANTA--Executive Vice President, Individual Financial Services since 2000; Consultant, Individual Financial Services from 1998 to 1999; Consultant, Morgan Stanley from 1997 to 1998; Executive Vice President, Global Investor Service, The Chase Manhattan Bank from 1991 to 1997. Age 49.

RICHARD J. CARBONE--Senior Vice President and Chief Financial Officer since 1997; Controller, Salomon Brothers, from 1995 to 1997; prior to 1995, Controller, Bankers Trust. Age 52.

ANTHONY S. PISZEL--Senior Vice President and Controller since 2000; Vice President and Controller from 1998 to 2000. Vice President, Enterprise Financial Management from 1997 to 1998; prior to 1997, Chief Financial Officer, Individual Insurance Group. Age 45.

SUSAN J. BLOUNT--Vice President and Secretary since 1995; prior to 1995, Assistant General Counsel. Age 42.

C. EDWARD CHAPLIN--Vice President and Treasurer since 1995; prior to 1995, Managing Director and Assistant Treasurer. Age 43.


                                                       FINANCIAL STATEMENTS OF
                                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                           SUBACCOUNTS
                                                 --------------------------------------------------------------


                                                   PRUDENTIAL       PRUDENTIAL       PRUDENTIAL     PRUDENTIAL
                                                  MONEY MARKET   FLEXIBLE MANAGED   STOCK INDEX     EQUITY
                                                    PORTFOLIO       PORTFOLIO        PORTFOLIO      PORTFOLIO
                                                   -----------     -----------     -----------    -----------

ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] .........   $ 4,042,159     $   827,654     $ 9,340,372    $ 1,552,160
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ......        (1,434)           (306)         (3,336)          (566)
                                                   -----------     -----------     -----------    -----------
  Net Assets ...................................   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   ===========     ===========     ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] ..............   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   -----------     -----------     -----------    -----------
                                                   $ 4,040,725     $   827,348     $ 9,337,036    $ 1,551,594
                                                   ===========     ===========     ===========    ===========



                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                       A1


                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------
   NEUBERGER &
      BERMAN          KEMPER                                                       FRANKLIN TEMPLETON
    AMT LIMITED       SERIES          MFS         DREYFUS      FRANKLIN TEMPLETON      DEVELOPING
   MATURITY BOND    HIGH YIELD     RESEARCH      SMALL CAP       INTERNATIONAL          MARKETS
     PORTFOLIO      PORTFOLIO       SERIES       PORTFOLIO           FUND                FUND
   -----------     -----------    -----------    -----------   -----------------   ------------------




   $   246,592     $   517,948    $ 2,033,220    $ 2,598,588     $   817,456          $   408,990

           (94)           (217)          (729)          (926 )          (292)                (143)
   -----------     -----------    -----------    -----------     -----------          -----------
   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   ===========     ===========    ===========    ===========     ===========          ===========

   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   -----------     -----------    -----------    -----------     -----------          -----------
   $   246,498     $   517,731    $ 2,032,491    $ 2,597,662     $   817,164          $   408,847
   ===========     ===========    ===========    ===========     ===========          ===========



                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                       A2


                                            FINANCIAL STATEMENTS OF
                               THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                                 THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999

                                                                                  SUBACCOUNTS
                                                    ------------------------------------------------------------
                                                      PRUDENTIAL    PRUDENTIAL
                                                     DIVERSIFIED    HIGH YIELD     PRUDENTIAL      PRUDENTIAL
                                                        BOND           BOND      EQUITY INCOME  JENNISON GROWTH
                                                      PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO
                                                     -----------    -----------  -------------  ---------------
ASSETS
  Investment in The Prudential Series Fund, Inc.
   Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ............. $    31,376    $ 1,003,328    $     5,810    $ 4,136,676
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ..........         (11)          (349)            (2)        (1,399)
                                                     -----------    -----------    -----------    -----------
  Net Assets ....................................... $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     ===========    ===========    ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] .................. $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     -----------    -----------    -----------    -----------
                                                     $    31,365    $ 1,002,979    $     5,808    $ 4,135,277
                                                     ===========    ===========    ===========    ===========



                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A3


                                       SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
                AMERICAN      AMERICAN       AMERICAN        DREYFUS
 PRUDENTIAL      CENTURY     CENTURY VP       CENTURY       DISCIPLINED      JP MORGAN
  GLOBAL       VP BALANCED  INTERNATIONAL     VP VALUE         STOCK           BOND
 PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
 -----------    ----------- --------------  -------------  -------------    -----------



 $ 1,186,144    $    68,492    $    37,510    $    93,767    $    14,183    $    47,565

        (384)           (24)           (13)           (34)            (5)           (17)
 -----------    -----------    -----------    -----------    -----------    -----------
 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 ===========    ===========    ===========    ===========    ===========    ===========

 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 -----------    -----------    -----------    -----------    -----------    -----------
 $ 1,185,760    $    68,468    $    37,497    $    93,733    $    14,178    $    47,548
 ===========    ===========    ===========    ===========    ===========    ===========



           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                       A4


                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                            SUBACCOUNTS
                                                        ----------------------------------------------------------
                                                                        JP MORGAN     JP MORGAN         MFS
                                                          JP MORGAN   INTERNATIONAL      SMALL        EMERGING
                                                           EQUITY     OPPORTUNITIES     COMPANY        GROWTH
                                                          PORTFOLIO     PORTFOLIOS     PORTFOLIO       SERIES
                                                        -----------    -----------    -----------    -----------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ................ $    42,689    $    19,548    $    35,665    $    18,755
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] .............         (15)            (7)           (13)            (6)
                                                        -----------    -----------    -----------    -----------
  Net Assets .......................................... $    42,674    $    19,541    $    35,652    $    18,749
                                                        ===========    ===========    ===========    ===========
NET ASSETS, representing:
  Equity of participants [Note 4] ..................... $    42,674    $    19,541    $    35,652    $    18,749
                                                        -----------    -----------    -----------    -----------
                                                        $    42,674    $    19,541    $    35,652    $    18,749
                                                        ===========    ===========    ===========    ===========


               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A5




                               SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------
T. ROWE PRICE   T. ROWE PRICE    ALLIANCE    PRUDENTIAL SMALL             T. ROWE PRICE
    MID-CAP      NEW AMERICAN     PREMIER    CAPITALIZATION       MFS         EQUITY
    GROWTH         GROWTH         GROWTH         STOCK           BOND         INCOME
   PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO        SERIES       PORTFOLIO
  -----------    -----------    -----------    -----------    -----------    -----------



  $     8,788    $ 1,915,636    $    35,818    $   807,669    $ 1,119,283    $ 2,527,927

           (2)          (646)           (13)          (264)          (395)          (921)
  -----------    -----------    -----------    -----------    -----------    -----------
  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  ===========    ===========    ===========    ===========    ===========    ===========

  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  -----------    -----------    -----------    -----------    -----------    -----------
  $     8,786    $ 1,914,990    $    35,805    $   807,405    $ 1,118,888    $ 2,527,006
  ===========    ===========    ===========    ===========    ===========    ===========


                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                 A6


                                       FINANCIAL STATEMENTS OF
                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF NET ASSETS
December 31, 1999


                                                                                   SUBACCOUNTS
                                                           --------------------------------------------------------
                                                           NEUBERGER &
                                                             BERMAN         JANUS                            MFS
                                                              AMT          WORLDWIDE     WARBURG PINCUS      GLOBAL
                                                            PARTNERS        GROWTH       FIXED INCOME     GOVERNMENT
                                                           PORTFOLIO       PORTFOLIO       PORTFOLIO         SERIES
                                                          -----------     -----------   --------------     ---------
ASSETS
  Investment in The Prudential Series Fund, Inc.
    Portfolios and non-Prudential administered
    funds, at net asset value [Note 3] ..............      $ 795,081     $ 4,794,229       $     0        $ 438,548
  Accrued expenses payable to The Prudential
    Insurance Company of America [Note 2] ...........           (275)         (1,512)            0             (153)
                                                           ---------     -----------       -------        ---------
  Net Assets ........................................      $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           =========     ===========       =======        =========

NET ASSETS, representing:
  Equity of Participants [Note 4] ...................      $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           ---------     -----------       -------        ---------
                                                           $ 794,806     $ 4,792,717       $     0        $ 438,395
                                                           =========     ===========       =======        =========

                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                      A7

                                [THIS PAGE INTENTIONALLY LEFT BLANK]







                                                 A8

                                       FINANCIAL STATEMENTS OF
                          THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                            THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                              -----------------------------------------------------------
                                                                      PRUDENTIAL                       PRUDENTIAL
                                                                     MONEY MARKET                  FLEXIBLE MANAGED
                                                                      PORTFOLIO                       PORTFOLIO
                                                              ----------------------------   ----------------------------
                                                                FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD
                                                               YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*
                                                              DECEMBER 31,   TO DECEMBER     DECEMBER 31,   TO DECEMBER
                                                                 1999          31, 1999         1999          31, 1999
                                                              ------------  --------------   ------------  --------------
INVESTMENT INCOME
  Dividend income .....................................        $ 122,400        $ 3,241       $     23       $   5,648
                                                               ---------        -------       --------       ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ..........           10,947            277          2,784             509
                                                               ---------        -------       --------       ---------
NET INVESTMENT INCOME (LOSS) ..........................          111,453          2,964         (2,761)          5,139
                                                               ---------        -------       --------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received ..............                0              0          5,913          33,105
    Realized gain (loss) on shares redeemed ...........                0              0         (4,692)         (1,147)
    Net change in unrealized gain (loss)
      on investments ..................................                0              0         47,809         (12,978)
                                                               ---------        -------       --------       ---------
NET GAIN (LOSS) ON INVESTMENTS ........................                0              0         49,030          18,980
                                                               ---------        -------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ...........................        $ 111,453        $ 2,964       $ 46,269       $  24,119
                                                               =========        =======       ========       =========


* Became available (Note 1)

           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                       A9


                                    SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                                                                                      NEUBERGER & BERMAN
           PRUDENTIAL                            PRUDENTIAL                               AMT LIMITED
           STOCK INDEX                             EQUITY                               MATURITY BOND
           PORTFOLIO                             PORTFOLIO                                PORTFOLIO
--------------------------------       ----------------------------------        ------------------------------
   FOR THE        FOR THE PERIOD          FOR THE          FOR THE PERIOD         FOR THE        FOR THE PERIOD
 YEAR ENDED        JULY 1, 1998*        YEAR ENDED          JULY 1, 1998*        YEAR ENDED       JULY 1, 1998*
 DECEMBER 31,      TO DECEMBER          DECEMBER 31,         TO DECEMBER         DECEMBER 31,      TO DECEMBER
     1999           31, 1998               1999               31, 1998              1999            31, 1998
 -----------     ---------------       -------------       --------------        ------------    --------------
  $ 69,733         $   6,340             $  21,155           $  5,495              $ 10,479          $     0
 ---------         ---------             ---------           --------              --------          -------


    24,698             1,607                 5,217                970                   954               193
 ---------         ---------             ---------           --------              --------          -------
    45,035             4,733                15,938              4,525                 9,525              (193)
 ---------         ---------             ---------           --------              --------          -------


    84,366            17,051               169,458             78,110                     0                0
    (2,404)           (1,408)               (9,332)            (2,032)               (2,402)               7

   834,821           151,883               (40,982)           (41,420)               (5,011)           1,200
 ---------         ---------             ---------           --------              --------          -------
   916,783           167,526               119,144             34,658                (7,413)           1,207
 ---------         ---------             ---------           --------              --------          -------

 $ 961,818         $ 172,259             $ 135,082           $ 39,183              $  2,112          $ 1,014
 =========         =========             =========           ========              ========          =======

             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                       A10


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                      SUBACCOUNTS
                                                              -----------------------------------------------------------
                                                                        KEMPER SERIES                   MFS
                                                                         HIGH YIELD                   RESEARCH
                                                                          PORTFOLIO                    SERIES
                                                              ----------------------------   ----------------------------
                                                                FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD
                                                               YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*
                                                              DECEMBER 31,   TO DECEMBER     DECEMBER 31,   TO DECEMBER
                                                                 1999          31, 1999         1999          31, 1999
                                                              ------------  --------------   ------------  --------------
INVESTMENT INCOME
  Dividend income ....................................         $  39,514        $       0     $   2,130      $       0
                                                               ---------        ---------     ---------      ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] .........             2,192              461         5,967          1,026
                                                               ---------        ---------     ---------      ---------
NET INVESTMENT INCOME (LOSS) .........................            37,322             (461)       (3,837)        (1,026)
                                                               ---------        ---------     ---------      ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received .............                 0                0        11,256              0
    Realized gain (loss) on shares redeemed ..........           (18,280)          (1,269)         (899)        (1,568)
    Net change in unrealized gain (loss)
      on investments .................................           (12,276)           2,494       354,168        115,832
                                                               ---------        ---------     ---------      ---------
NET GAIN (LOSS) ON INVESTMENTS .......................           (30,556)           1,225       364,525        114,264
                                                               ---------        ---------     ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................         $   6,766        $     764     $ 360,688      $ 113,238
                                                               =========        =========     =========      =========


* Became available (Note 1)

                                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                   A11



                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
            DREYFUS                           FRANKLIN TEMPLETON                        FRANKLIN TEMPLETON
           SMALL CAP                            INTERNATIONAL                           DEVELOPING MARKETS
           PORTFOLIO                                 FUND                                     FUND
--------------------------------       ----------------------------------        ------------------------------
   FOR THE        FOR THE PERIOD          FOR THE          FOR THE PERIOD         FOR THE        FOR THE PERIOD
 YEAR ENDED        JULY 1, 1998*        YEAR ENDED          JULY 1, 1998*        YEAR ENDED       JULY 1, 1998*
 DECEMBER 31,      TO DECEMBER          DECEMBER 31,         TO DECEMBER         DECEMBER 31,      TO DECEMBER
     1999           31, 1998               1999               31, 1998              1999            31, 1998
 -----------     ---------------       -------------       --------------        ------------    --------------
  $   1,065        $       3             $  10,953           $       0             $   2,187         $       0
  ---------        ---------             ---------           ---------             ---------         ---------


      8,035            1,561                 2,504                 499                 1,151               197
  ---------        ---------             ---------           ---------             ---------         ---------


     (6,970)          (1,558)                8,449                (499)                1,036              (197)
  ---------        ---------             ---------           ---------             ---------         ---------


          0           15,555                40,748                   0                     0                 0
     (4,526)          (4,972)               (7,657)             (1,543)               (2,270)             (596)

    460,563          123,615                88,457              14,401               114,745            22,483
  ---------        ---------             ---------           ---------             ---------         ---------

    456,037          134,198               121,548              12,858               112,475            21,887
  ---------        ---------             ---------           ---------             ---------         ---------
  $ 449,067        $ 132,640             $ 129,997           $  12,359             $ 113,511         $  21,690
  =========        =========             =========           =========             =========         =========


                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                    A12


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                            --------------------------------------------------------------------
                                                              PRUDENTIAL        PRUDENTIAL
                                                              DIVERSIFIED       HIGH YIELD      PRUDENTIAL        PRUDENTIAL
                                                                  BOND            BOND        EQUITY INCOME    JENNISON GROWTH
                                                               PORTFOLIO        PORTFOLIO       PORTFOLIO          PORTFOLIO
                                                            ---------------   -------------  ----------------- ----------------
                                                            FOR THE PERIOD       FOR THE      FOR THE PERIOD       FOR THE
                                                           FEBRUARY 1, 1999*    YEAR ENDED   FEBRUARY 1, 1999*    YEAR ENDED
                                                             TO DECEMBER       DECEMBER 31,     TO DECEMBER        DECEMBER 31,
                                                              31, 1999             1999          31, 1999            1999
                                                            ---------------   -------------   ---------------- -----------------
INVESTMENT INCOME
  Dividend income ......................................       $       0        $     667       $     103        $   4,328
                                                               ---------        ---------       ---------        ---------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ...........             118            2,592              17            8,749
                                                               ---------        ---------       ---------        ---------
NET INVESTMENT INCOME (LOSS) ...........................            (118)          (1,925)             86           (4,421)
                                                               ---------        ---------       ---------        ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received ...............              77                0             570          137,237
    Realized gain (loss) on shares redeemed ............            (129)          (1,401)            (18)            (459)
    Net change in unrealized gain (loss)
      on investments ...................................            (277)             727            (410)         666,183
                                                               ---------        ---------       ---------        ---------
NET GAIN (LOSS) ON INVESTMENTS .........................            (329)            (674)            142          802,961
                                                               ---------        ---------       ---------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       $    (447)       $  (2,599)      $     228        $ 798,540
                                                               =========        =========       =========        =========


* Became available (Note 1)

                           SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                          A13



                               SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------
                    AMERICAN        AMERICAN         AMERICAN         DREYFUS
  PRUDENTIAL        CENTURY        CENTURY VP        CENTURY        DISCIPLINED       JP MORGAN
    GLOBAL        VP BALANCED     INTERNATIONAL      VP VALUE           STOCK            BOND
  PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO*       PORTFOLIO
------------     ------------    ------------     ------------   ----------------   ------------
   FOR THE          FOR THE         FOR THE          FOR THE      FOR THE PERIOD       FOR THE
 YEAR ENDED       YEAR ENDED      YEAR ENDED       YEAR ENDED    FEBRUARY 1, 1999*   YEAR ENDED
DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,     TO DECEMBER      DECEMBER 31,
   1999              1999            1999             1999           31, 1999           1999
------------     ------------    ------------     ------------   ----------------   ------------
 $   1,207          $     163     $       0          $     102       $     133         $     810
 ---------          ---------     ---------          ---------       ---------         ---------
     2,346                126            58                209              38               101
 ---------          ---------     ---------          ---------       ---------         ---------
    (1,139)                37           (58)              (107)             95               709
 ---------          ---------     ---------          ---------       ---------         ---------


     2,117              1,127             0                962               0                33
       314               (308)           40               (396)              7               (16)

   288,920              3,389        12,413             (6,954)          1,409              (623)
 ---------          ---------     ---------          ---------       ---------         ---------
   291,351              4,208        12,453             (6,388)          1,416              (606)
 ---------          ---------     ---------          ---------       ---------         ---------
 $ 290,212          $   4,245     $  12,395          $  (6,495)      $   1,511         $     103
 =========          =========     =========          =========       =========         =========

                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                      A14

                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                  SUBACCOUNTS
                                                     ---------------------------------------------------------------------
                                                                        JP MORGAN       JP MORGAN               MFS
                                                      JP MORGAN       INTERNATIONAL       SMALL               EMERGING
                                                       EQUITY         OPPORTUNITIES      COMPANY               GROWTH
                                                     PORTFOLIO          PORTFOLIO       PORTFOLIO              SERIES
                                                    ------------      ------------     ------------     ------------------
                                                      FOR THE           FOR THE          FOR THE         FOR THE PERIOD
                                                    YEAR ENDED        YEAR ENDED       YEAR ENDED       FEBRUARY 1, 1999*
                                                    DECEMBER 31,      DECEMBER 31,     DECEMBER 31,        TO DECEMBER
                                                        1999             1999              1999             31, 1999
                                                    ------------      ------------     ------------     ------------------
INVESTMENT INCOME
  Dividend income ..............................     $  2,738          $    642         $      8              $      0
                                                     --------          --------         --------              --------
EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A] ...           79                38               62                    38
                                                     --------          --------         --------              --------
NET INVESTMENT INCOME (LOSS) ...................        2,659               604              (54)                  (38)
                                                     --------          --------         --------              --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received .......           97                 0              706                     0
    Realized gain (loss) on shares redeemed ....          (92)               (3)             (32)                   (2)
    Net change in unrealized gain (loss)
      on investments ...........................          634             2,980            9,533                 7,153
                                                     --------          --------         --------              --------
NET GAIN (LOSS) ON INVESTMENTS .................          639             2,977           10,207                 7,151
                                                     --------          --------         --------              --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ....................     $  3,298          $  3,581         $ 10,153              $  7,113
                                                     ========          ========         ========              ========

* Became available (Note 1)

                                          SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                                 A15



                                           SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE       T. ROWE PRICE       ALLIANCE        PRUDENTIAL SMALL                       T. ROWE PRICE
     MID-CAP          NEW AMERICA         PREMIER          CAPITALIZATION         MFS               EQUITY
     GROWTH              GROWTH           GROWTH              STOCK              BOND               INCOME
    PORTFOLIO          PORTFOLIO         PORTFOLIO          PORTFOLIO           SERIES             PORTFOLIO
-----------------  -----------------  -----------------   ----------------   -------------      ---------------
 FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD     FOR THE PERIOD
FEBRUARY 1, 1999*  FEBRUARY 1, 1999*  FEBRUARY 1, 1999*   APRIL 5, 1999*     APRIL 5, 1999*     APRIL 5, 1999*
  TO DECEMBER        TO DECEMBER         TO DECEMBER       TO DECEMBER        TO DECEMBER        TO DECEMBER
  31, 1999             31, 1999            31, 1999          31, 1999           31, 1999           31, 1999
-----------------  -----------------  -----------------   ----------------   -------------      ---------------
 $      86           $ 106,503           $     328           $       0         $   9,649           $ 134,254
 ---------           ---------           ---------           ---------         ---------           ---------


        22               4,374                 100               1,953             2,860               7,077
 ---------           ---------           ---------           ---------         ---------           ---------
        64             102,129                 228              (1,953)            6,789             127,177
 ---------           ---------           ---------           ---------         ---------           ---------


         0                   0                   0               3,586               726                   0
        33              (3,716)                (64)              2,963            (3,033)             (6,037)

     1,480              22,549               5,929              92,694           (29,354)           (264,540)
 ---------           ---------           ---------           ---------         ---------           ---------
     1,513              18,833               5,865              99,243           (31,661)           (270,577)
 ---------           ---------           ---------           ---------         ---------           ---------

 $   1,577           $ 120,962           $   6,093           $  97,290         $ (24,872)          $(143,400)
 =========           =========           =========           =========         =========           =========


                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                    A16


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF OPERATIONS
For the periods ended December 31, 1999 and 1998


                                                                                   SUBACCOUNTS
                                                       --------------------------------------------------------------------
                                                         NEUBERGER &
                                                           BERMAN           JANUS                                 MFS
                                                             AMT          WORLDWIDE       WARBURG PINCUS        GLOBAL
                                                          PARTNERS          GROWTH         FIXED INCOME        GOVERNMENT
                                                         PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                       --------------   ---------------   ---------------   ---------------
                                                       FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD    FOR THE PERIOD
                                                       APRIL 5, 1999*    APRIL 5, 1999*    APRIL 5, 1999*    APRIL 5, 1999*
                                                        TO DECEMBER       TO DECEMBER       TO DECEMBER       TO DECEMBER
                                                         31, 1999          31, 1999           31, 1999           31, 1999
                                                       --------------   ---------------   ---------------   ---------------
INVESTMENT INCOME
  Dividend income                                        $       0        $     4,625        $        0         $      0

EXPENSES
 Charges to participants for assuming
   mortality risk and expense risk [Note 5A]                 1,982              8,369               134               658
                                                         ---------        -----------        ----------          --------
NET INVESTMENT INCOME (LOSS)                                (1,982)            (3,744)             (134)             (658)
                                                         ---------        -----------        ----------          --------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Capital gains distributions received                         0                  0                 0                 0
    Realized gain (loss) on shares redeemed                   (259)             2,931           (15,654)              764
    Net change in unrealized gain (loss)
      on investments                                       (10,787)         1,337,701                 0             3,862
                                                         ---------        -----------        ----------          --------
NET GAIN (LOSS) ON INVESTMENTS                             (11,046)         1,340,632           (15,654)            4,626
                                                         ---------        -----------        ----------          --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                              $ (13,028)       $ 1,336,888        $  (15,788)         $  3,968
                                                         =========        ===========        ==========          ========

* Became available (Note 1)

                                        SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                               A17


                      [THIS PAGE INTENTIONALLY LEFT BLANK]






                                      A18

                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                    SUBACCOUNTS
                                                           ----------------------------------------------------------------
                                                                     PRUDENTIAL                       PRUDENTIAL
                                                                    MONEY MARKET                   FLEXIBLE MANAGED
                                                                      PORTFOLIO                       PORTFOLIO
                                                           -----------------------------     ------------------------------
                                                             FOR THE      FOR THE PERIOD       FOR THE       FOR THE PERIOD
                                                           YEAR ENDED     JULY 1, 1998*      YEAR ENDED       JULY 1, 1998*
                                                            DECEMBER 31,    TO DECEMBER      DECEMBER 31,      TO DECEMBER
                                                                1999          31, 1998            1999           31, 1998
                                                           -------------  --------------     ------------    --------------
OPERATIONS
  Net investment income (loss) .........................   $   111,453      $   2,964        $   (2,761)       $   5,139
  Capital gains distributions received .................             0              0             5,913           33,105
  Realized gain (loss) on shares redeemed ..............             0              0            (4,692)          (1,147)
  Net change in unrealized gain (loss) on investments ..             0              0            47,809          (12,978)
                                                           -----------      ---------        ----------        ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................       111,453          2,964            46,269           24,119
                                                           -----------      ---------        ----------        ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments .............................       729,972         22,979           211,737           63,947
  Policy Loans .........................................        (9,749)           (71)             (386)          (3,208)
  Policy Loan Repayments and Interest ..................             0              0                81            2,147
  Surrenders, Withdrawals and Death Benefits ...........       (44,463)             0            (3,522)          (1,089)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ..................................     3,022,272        205,368           155,982          331,271
                                                           -----------      ---------        ----------        ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ............................................     3,698,032        228,276           363,892          393,068
                                                           -----------      ---------        ----------        ---------
TOTAL INCREASE IN NET ASSETS ...........................     3,809,485        231,240           410,161          417,187

NET ASSETS
  Beginning of period ..................................       231,240              0           417,187                0
                                                           -----------      ---------        ----------        ---------
  End of period ........................................   $ 4,040,725      $ 231,240        $  827,348        $ 417,187
                                                           ===========      =========        ==========        =========

* Became available (Note 1)

                                      SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                           A19



                                  SUBACCOUNTS (CONTINUED)
 ------------------------------------------------------------------------------------------
                                                                   NEUBERGER & BERMAN
           PRUDENTIAL                 PRUDENTIAL                      AMT LIMITED
          STOCK INDEX                   EQUITY                       MATURITY BOND
           PORTFOLIO                   PORTFOLIO                       PORTFOLIO
 ----------------------------  -----------------------------  -----------------------------
   FOR THE     FOR THE PERIOD     FOR THE     FOR THE PERIOD    FOR THE      FOR THE PERIOD
  YEAR ENDED    JULY 1, 1998*   YEAR ENDED    JULY 1, 1998*    YEAR ENDED     JULY 1, 1998*
 DECEMBER 31,    TO DECEMBER    DECEMBER 31,   TO DECEMBER    DECEMBER 31,    TO DECEMBER
     1999         31, 1998         1999         31, 1998          1999          31, 1998
 -----------   --------------  ------------   --------------  ------------   --------------
 $    45,035    $     4,733    $    15,938     $   4,525       $   9,525       $    (193)
      84,366         17,051        169,458        78,110               0               0
      (2,404)        (1,408)        (9,332)       (2,032)         (2,402)              7
     834,821        151,883        (40,982)      (41,420)         (5,011)          1,200
 -----------    -----------    -----------     ---------       ---------       ---------

     961,818        172,259        135,082        39,183           2,112           1,014
 -----------    -----------    -----------     ---------       ---------       ---------


   1,979,979        191,087        417,174       125,032          64,994          32,082
     (16,642)        (2,866)        (6,694)         (149)              0          (4,183)
       1,026          2,205             15         2,005           1,861             210
    (135,751)        (1,648)        (6,073)       (1,301)         (1,199)              0

   5,144,210      1,041,359        201,551       645,769          19,096         130,511
 -----------    -----------    -----------     ---------       ---------       ---------


   6,972,822      1,230,137        605,973       771,356          84,752         158,620
 -----------    -----------    -----------     ---------       ---------       ---------
   7,934,640      1,402,396        741,055       810,539          86,864         159,634

   1,402,396              0        810,539             0         159,634               0
 -----------    -----------    -----------     ---------       ---------       ---------
 $ 9,337,036    $ 1,402,396    $ 1,551,594     $ 810,539       $ 246,498       $ 159,634
 ===========    ===========    ===========     =========       =========       =========


                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                         A20


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                 SUBACCOUNTS
                                                          -------------------------------------------------------------
                                                                  KEMPER SERIES                        MFS
                                                                   HIGH YIELD                       RESEARCH
                                                                   PORTFOLIO                          SERIES
                                                          -----------------------------   -----------------------------
                                                           FOR THE       FOR THE PERIOD    FOR THE      FOR THE PERIOD
                                                          YEAR ENDED      JULY 1, 1998*   YEAR ENDED     JULY 1, 1998*
                                                          DECEMBER 31,    TO DECEMBER     DECEMBER 31,    TO DECEMBER
                                                              1999          31, 1998         1999          31, 1998
                                                          ---------        ---------      -----------     -----------
OPERATIONS
  Net investment income (loss) .........................  $  37,322        $    (461)     $    (3,837)    $  (1,026)
  Capital gains distributions received .................          0                0           11,256             0
  Realized gain (loss) on shares redeemed ..............    (18,280)          (1,269)            (899)       (1,568)
  Net change in unrealized gain (loss) on investments ..    (12,276)           2,494          354,168       115,832
                                                          ---------        ---------      -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS ............................      6,766              764          360,688       113,238
                                                          ---------        ---------      -----------     ---------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments .............................    173,227           53,378          438,073       133,668
  Policy Loans .........................................     (1,521)            (147)          (8,294)         (161)
  Policy Loan Repayments and Interest ..................          0                0              953         2,032
  Surrenders, Withdrawals and Death Benefits ...........   (121,301)            (283)         (48,648)       (1,701)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ..................................    104,866          301,982          399,484       643,159
                                                          ---------        ---------      -----------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ............................................    155,271          354,930          781,568       776,997
                                                          ---------        ---------      -----------     ---------
TOTAL INCREASE IN NET ASSETS ...........................    162,037          355,694        1,142,256       890,235

NET ASSETS
  Beginning of period ..................................    355,694                0          890,235             0
                                                          ---------        ---------      -----------     ---------
  End of period ........................................  $ 517,731        $ 355,694      $ 2,032,491     $ 890,235
                                                          =========        =========      ===========     =========


* Became available (Note 1)


                             SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                           A21




                                    SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------
          DREYFUS                   FRANKLIN TEMPLETON               FRANKLIN TEMPLETON
         SMALL CAP                      INTERNATIONAL                DEVELOPING MARKETS
         PORTFOLIO                          FUND                             FUND
-----------------------------    ------------------------------   -----------------------------
   FOR THE     FOR THE PERIOD      FOR THE      FOR THE  PERIOD      FOR THE     FOR THE PERIOD
 YEAR ENDED    JULY 1, 1998*      YEAR ENDED    JULY 1, 1998*       YEAR ENDED    JULY 1, 1998*
DECEMBER 31,    TO DECEMBER      DECEMBER 31,    TO DECEMBER       DECEMBER 31,   TO DECEMBER
    1999         31, 1998            1999          31, 1998           1999          31, 1998
-------------  ---------------   -------------  --------------    -------------     ----------

 $     (6,970) $        (1,558)  $       8,449        $   (499)   $       1,036     $     (197)
            0           15,555          40,748               0                0              0
       (4,526)          (4,972)         (7,657)         (1,543)          (2,270)          (596)
      460,563          123,615          88,457          14,401          114,745         22,483
-------------  ---------------   -------------  --------------    -------------     ----------

      449,067          132,640         129,997          12,359          113,511         21,690
-------------  ---------------   -------------  --------------    -------------     ----------


      589,654          214,097         221,240          75,071           98,906         26,331
       (8,178)            (243)         (2,054)           (328)          (1,052)           (37)
          953                0              16               0              331              0
      (56,888)            (807)        (24,939)           (237)         (25,545)             0

      318,646          958,721         105,806         300,233           56,160        118,552
-------------  ---------------   -------------  --------------    -------------     ----------


      844,187        1,171,768         300,069         374,739          128,800        144,846
-------------  ---------------   -------------  --------------    -------------     ----------
    1,293,254        1,304,408         430,066         387,098          242,311        166,536


    1,304,408                0         387,098               0          166,536              0
-------------  ---------------   -------------  --------------    -------------     ----------
 $  2,597,662  $     1,304,408   $     817,164  $      387,098    $     408,847     $  166,536
=============  ===============   =============  ==============    =============     ==========

                                              A22

                   SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2


STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                       SUBACCOUNTS
                                                           --------------------------------------------------------------------
                                                             PRUDENTIAL        PRUDENTIAL
                                                             DIVERSIFIED       HIGH YIELD       PRUDENTIAL         PRUDENTIAL
                                                                BOND             BOND         EQUITY INCOME     JENNISON GROWTH
                                                              PORTFOLIO        PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                           ----------------    ----------    ----------------   ---------------
                                                           FOR THE PERIOD       FOR THE       FOR THE PERIOD        FOR THE
                                                           FEBRUARY 1, 1999*   YEAR ENDED    FEBRUARY 1, 1999*     YEAR ENDED
                                                             TO DECEMBER        DECEMBER        TO DECEMBER         DECEMBER
                                                              31, 1999          31, 1999         31, 1999           31, 1999
                                                           ----------------    ----------    ----------------   ---------------

OPERATIONS
  Net investment income (loss) ...........................     $      (118)   $    (1,925)       $        86        $    (4,421)
  Capital gains distributions received ...................              77              0                570            137,237
  Realized gain (loss) on shares redeemed ................            (129)        (1,401)               (18)              (459)
  Net change in unrealized gain (loss) on investments ....            (277)           727               (410)           666,183
                                                               -----------    -----------        -----------        -----------

NET INCREASE (DECREASE) IN NET ASSETS

  RESULTING FROM OPERATIONS ..............................            (447)        (2,599)               228            798,540
                                                               -----------    -----------        -----------        -----------

PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments ...............................           7,942        250,352              3,686            890,625
  Policy Loans ...........................................               0              0                  0            (10,416)
  Policy Loan Repayments and Interest ....................               0              0                  0                  0
  Surrenders, Withdrawals and Death Benefits .............          (4,100)          (101)               (56)           (53,253)
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ....................................          27,970        755,327              1,950          2,509,781
                                                               -----------    -----------        -----------        -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS ..............................................          31,812      1,005,578              5,580          3,336,737
                                                               -----------    -----------        -----------        -----------

TOTAL INCREASE IN NET ASSETS                                        31,365      1,002,979              5,808          4,135,277

NET ASSETS
  Beginning of period ....................................               0              0                  0                  0
                                                               -----------    -----------        -----------        -----------
  End of period ..........................................     $    31,365    $ 1,002,979        $     5,808        $ 4,135,277
                                                               ===========    ===========        ===========        ===========

* Became available (Note 1)

                                    SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                               A23


                                       SUBACCOUNTS (CONTINUED)
  ------------------------------------------------------------------------------------------------------
                   AMERICAN        AMERICAN          AMERICAN              DREYFUS
   PRUDENTIAL       CENTURY       CENTURY VP          CENTURY            DISCIPLINED          JP MORGAN
     GLOBAL       VP BALANCED    INTERNATIONAL        VP VALUE              STOCK                BOND
    PORTFOLIO      PORTFOLIO        PORTFOLIO        PORTFOLIO            PORTFOLIO            PORTFOLIO
  -----------     -----------    -------------   -----------------    -----------------      -----------
     FOR THE        FOR THE         FOR THE        FOR THE PERIOD         FOR THE              FOR THE
   YEAR ENDED     YEAR ENDED      YEAR ENDE      FEBRUARY 1, 1999*    FEBRUARY 1, 1999*       YEAR ENDED
    DECEMBER       DECEMBER         DECEMBER        TO DECEMBER         TO DECEMBER            DECEMBER
    31, 1999       31, 1999         31, 1999         31, 1999            31, 1999              31, 1999
  -----------     -----------    -------------   -----------------    -----------------      -----------


  $    (1,139)       $     37      $       (58)       $      (107)            $      95       $     709
        2,117           1,127                0                962                     0              33
          314            (308)              40               (396)                    7             (16)
      288,920           3,389           12,413             (6,954)                1,409            (623)
  -----------        --------      -----------        -----------             ---------       ---------



      290,212           4,245           12,395             (6,495)                1,511             103
  -----------        --------      -----------        -----------             ---------       ---------



      264,610          64,223           25,767            103,008                10,386          47,480
       (3,608)              0                0                  0                     0               0
            0               0                0                  0                     0               0
      (11,332)              0             (715)            (1,343)                    0             (14)

      645,878               0               50             (1,437)                2,281             (21)
  -----------        --------      -----------        -----------             ---------       ---------



      895,548          64,223           25,102            100,228                12,667          47,445
  -----------        --------      -----------        -----------             ---------       ---------

    1,185,760          68,468           37,497             93,733                14,178          47,548


            0               0                0                  0                     0               0
  -----------        --------      -----------        -----------             ---------       ---------
  $ 1,185,760        $ 68,468      $    37,497        $    93,733             $  14,178       $  47,548
  ===========        ========      ===========        ===========             =========       =========


                     SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                A24



                                FINANCIAL STATEMENTS OF
                    THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                     THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                        SUBACCOUNTS
                                                             -------------------------------------------------------------------
                                                                               JP MORGAN         JP MORGAN           MFS
                                                              JP MORGAN      INTERNATIONAL         SMALL          EMERGING
                                                               EQUITY        OPPORTUNITIES        COMPANY          GROWTH
                                                              PORTFOLIO        PORTFOLIO         PORTFOLIO         SERIES
                                                             ----------      -------------       ----------    -----------------
                                                               FOR THE          FOR THE           FOR THE        FOR THE PERIOD
                                                             YEAR ENDED       YEAR ENDED         YEAR ENDED    FEBRUARY 1, 1999*
                                                              DECEMBER         DECEMBER           DECEMBER        TO DECEMBER
                                                              31, 1999         31, 1999           31, 1999         31, 1999
                                                             ----------      -------------       ----------    -----------------
OPERATIONS
  Net investment income (loss)                              $     2,659      $       604        $       (54)         $       (38)
  Capital gains distributions received                               97                0                706                    0
  Realized gain (loss) on shares redeemed                           (92)              (3)               (32)                  (2)
  Net change in unrealized gain (loss) on investments               634            2,980              9,533                7,153
                                                            -----------      -----------        -----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                                       3,298            3,581             10,153                7,113
                                                            -----------      -----------        -----------          -----------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments                                       39,867           16,482             26,913                8,406
  Policy Loans                                                        0                0                  0                    0
  Policy Loan Repayments and Interest                                 0                0                  0                    0
  Surrenders, Withdrawals and Death Benefits                       (709)            (511)            (1,281)                   0
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option                                               218              (11)              (133)               3,230
                                                            -----------      -----------        -----------          -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS                                                      39,376           15,960             25,499               11,636
                                                            -----------      -----------        -----------          -----------

TOTAL INCREASE IN NET ASSETS                                     42,674           19,541             35,652               18,749

NET ASSETS:
  Beginning of period                                                 0                0                  0                    0
                                                            -----------      -----------        -----------          -----------
  End of period                                             $    42,674      $    19,541        $    35,652          $    18,749
                                                            ===========      ===========        ===========          ===========

* Became available (Note 1)


                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35

                                                          A25


                                                SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------
  T. ROWE PRICE        T. ROWE PRICE            ALLIANCE        PRUDENTIAL SMALL                       T. ROWE PRICE
     MID-CAP             NEW AMERICA             PREMIER         CAPITALIZATION          MFS              EQUITY
     GROWTH               GROWTH                 GROWTH              STOCK                BOND             INCOME
    PORTFOLIO             PORTFOLIO            PORTFOLIO           PORTFOLIO             SERIES           PORTFOLIO
------------------     -----------------  ------------------   ----------------    ----------------    --------------
  FOR THE PERIOD        FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD       FOR THE PERIOD    FOR THE PERIOD
 FEBRUARY 1, 1999*     FEBRUARY 1, 1999*   FEBRUARY 1, 1999*     APRIL 5, 1999*     APRIL 5, 1999*     APRIL 5, 1999*
   TO DECEMBER           TO DECEMBER         TO DECEMBER          TO DECEMBER         TO DECEMBER       TO DECEMBER
    31, 1999               31, 1999           31, 1999             31, 1999            31, 1999           31, 1999
------------------     -----------------  ------------------   ----------------    ----------------    --------------


       $        64           $   102,129         $       228        $    (1,953)        $     6,789        $   127,177
                 0                     0                   0              3,586                 726                  0
                33                (3,716)                (64)             2,963              (3,033)            (6,037)
             1,480                22,549               5,929             92,694             (29,354)          (264,540)
       -----------           -----------         -----------        -----------         -----------        -----------

             1,577               120,962               6,093             97,290             (24,872)          (143,400)
       -----------           -----------         -----------        -----------         -----------        -----------


             5,446               560,447              15,003            188,412             321,314            334,068
                 0                     0                   0                  0                   0             (3,768)
                 0                     0                   0                  0                   0                  0
                 0               (18,304)             (1,186)                 0             (10,548)            (5,710)

             1,763             1,251,885              15,895            521,703             832,994          2,345,816
       -----------           -----------         -----------        -----------         -----------        -----------



             7,209             1,794,028              29,712            710,115           1,143,760          2,670,406
       -----------           -----------         -----------        -----------         -----------        -----------

             8,786             1,914,990              35,805            807,405           1,118,888          2,527,006


                 0                     0                   0                  0                   0                  0
       -----------           -----------         -----------        -----------         -----------        -----------
       $     8,786           $ 1,914,990         $    35,805        $   807,405         $ 1,118,888        $ 2,527,006
       ===========           ===========         ===========        ===========         ===========        ===========



                               SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                          A26


                             FINANCIAL STATEMENTS OF
                THE GROUP VARIABALE UNIVERSAL LIFE SUBACCOUNTS OF
                  THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2



STATEMENTS OF CHANGES IN NET ASSETS
For the periods ended December 31, 1999 and 1998


                                                                                     SUBACCOUNTS
                                                         -------------------------------------------------------------------
                                                           NEUBERGER &
                                                             BERMAN           JANUS                                MFS
                                                               AMT          WORLDWIDE       WARBURG PINCUS        GLOBAL
                                                            PARTNERS         GROWTH          FIXED INCOME       GOVERNMENT
                                                            PORTFOLIO       PORTFOLIO         PORTFOLIO           SERIES
                                                         --------------   --------------   --------------     --------------
                                                         FOR THE PERIOD   FOR THE PERIOD   FOR THE PERIOD     FOR THE PERIOD
                                                         APRIL 5, 1999*   APRIL 5, 1999*  APRIL 5,   1999*    APRIL 5, 1999*
                                                          TO DECEMBER      TO DECEMBER       TO DECEMBER        TO DECEMBER
                                                            31, 1999         31, 1999          31, 1999          31, 1999
                                                         --------------   --------------   --------------     --------------
OPERATIONS
  Net investment income (loss) ......................    $       (1,982)  $       (3,744)  $         (134)    $         (658)
  Capital gains distributions received ..............                 0                0                0                  0
  Realized gain (loss) on shares redeemed ...........              (259)           2,931          (15,654)               764
  Net change in unrealized gain (loss) on investments           (10,787)       1,337,701                0              3,862
                                                         --------------   --------------   --------------     --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS .........................           (13,028)       1,336,888          (15,788)             3,968
                                                         --------------   --------------   --------------     --------------
PREMIUM PAYMENTS
  AND OTHER OPERATING TRANSFERS
  Participant Net Payments ..........................           315,772          920,193          202,984             86,162
  Policy Loans ......................................                 0          (10,523)               0                  0
  Policy Loan Repayments and Interest ...............                 0                0                0                  0
  Surrenders, Withdrawals and Death Benefits ........                 0          (59,317)               0                  0
  Net Transfers From (To) Other Subaccounts or
    Fixed Rate Option ...............................           492,062        2,605,476         (187,196)           348,265
                                                         --------------   --------------   --------------     --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  PREMIUM PAYMENTS AND OTHER OPERATING
  TRANSFERS .........................................           807,834        3,455,829           15,788            434,427
                                                         --------------   --------------   --------------     --------------
TOTAL INCREASE IN NET ASSETS ........................           794,806        4,792,717                0            438,395

NET ASSETS
  Beginning of period ...............................                 0                0                0                  0
                                                         --------------   --------------   --------------     --------------
  End of period .....................................    $      794,806   $    4,792,717   $            0     $      438,395
                                                         ==============   ==============   ==============     ==============





* Became available (Note 1)

                                SEE NOTES TO FINANCIAL STATEMENTS ON PAGES A28 THROUGH A35


                                                           A27

                        NOTES TO FINANCIAL STATEMENTS OF
                THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF
                    THE PRUDENTIAL VARIABLE LIFE ACCOUNT GI-2
                                DECEMBER 31, 1999

NOTE 1:  GENERAL

         The Prudential Variable Contract Account GI-2 (the "Account") of The Prudential Insurance Company of America ("Prudential") was established on June 14, 1988 by a resolution of Prudential's Board of Directors in conformity with insurance laws of the State of New Jersey. The assets of the Account are segregated from Prudential's other assets. Proceeds from purchases of Group Variable Universal Life contracts are invested in the Account.

         The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. There are one hundred thirty-six subaccounts within the Account. Group Variable Universal Life contracts offer the option to invest in up to twenty of the subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Inc. (the "Series Fund") or any of the non-Prudential administered funds shown in Note 3. The Series Fund is a diversified open-end management investment company, and is managed by Prudential.

         The contracts are group insurance contracts and generally are issued to either employers, associations, sponsoring organizations or trusts. A person entitled to make contributions under the contract is a "Participant." Group Variable Universal Life insurance contracts became available to Participants on July 1, 1998.

         The following subaccount options became available on July 31, 1998:
         Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund and Franklin Templeton Developing Markets Fund.

         The following subaccount options became available on January 1, 1999:
         Prudential High Yield Bond Portfolio, Prudential Jennison Growth Portfolio, Prudential Global Portfolio, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolio and JP Morgan Small Company Portfolio.

         The following subaccount options became available on February 1, 1999:
         Prudential Diversified Bond Portfolio, Prudential Equity Income Portfolio, Dreyfus Disciplined Stock Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio and Alliance Premier Growth Portfolio.

         The following subaccount options became available on April 5, 1999:
         Prudential Small Capitalization Stock Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio and MFS Global Government Portfolio.

         Warburg Pincus Fixed Income Portfolio became available on April 5, 1999. At December 31, 1999 there were no balances pertaining to the Warburg Pincus Fixed Income Portfolio in the Account.



NOTE 2:  SIGNIFICANT ACCOUNTING POLICIES

         The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

         Investments--The investments in shares of the Series Fund or the non-Prudential administered funds are stated at the net asset value of the respective portfolio.

         Security Transactions--Realized gains and losses on security transactions are reported on an average cost basis. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.


         Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the Series Fund or the non-Prudential administered funds and are recorded on the ex-dividend date.

         Accrued Expenses Payable to The Prudential Insurance Company of America--The payable represents amounts due to Prudential for mortality risk and expense risk charges.

                                      A28

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2

         The net asset value per share for each portfolio of the Series Fund or the non-Prudential administered funds, the number of shares (rounded) of each portfolio held by the Account and the aggregate cost of investments in such shares at December 31, 1999 were as follows:


                                                                                                     NEUBERGER &
                                         PRUDENTIAL     PRUDENTIAL       PRUDENTIAL                     BERMAN
                                           MONEY        FLEXIBLE          STOCK       PRUDENTIAL    AMT LIMITED
                                           MARKET        MANAGED          INDEX         EQUITY      MATURITY BOND
                                         PORTFOLIO      PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):        404,215         46,919        210,132         53,707         18,624
         Net asset value per share       $    10.00     $    17.64     $    44.45     $    28.90     $    13.24
         Cost:                           $4,042,159     $  792,823     $8,353,668     $1,634,562     $  250,403


                                                                                                      FRANKLIN
                                           KEMPER                        DREYFUS       FRANKLIN      TEMPLETON
                                           SERIES          MFS            SMALL        TEMPLETON     DEVELOPING
                                         HIGH YIELD      RESEARCH          CAP       INTERNATIONAL     MARKETS
                                          PORTFOLIO       SERIES        PORTFOLIO        FUND            FUND
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):        451,835         87,113         39,170         36,938         52,841
         Net asset value per share       $     1.15     $    23.34     $    66.34     $    22.13     $     7.74
         Cost:                           $  527,730     $1,563,220     $2,014,410     $  714,598     $  271,762


                                         PRUDENTIAL     PRUDENTIAL                     PRUDENTIAL
                                         DIVERSIFIED    HIGH YIELD     PRUDENTIAL       JENNISON     PRUDENTIAL
                                            BOND           BOND       EQUITY INCOME      GROWTH        GLOBAL
                                         PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          2,865        133,421            297        127,714         38,287
         Net asset value per share       $    10.95     $     7.52     $    19.52     $    32.39     $    30.98
         Cost:                           $   31,653     $1,002,601     $    6,220     $3,470,493     $  897,224


                                          AMERICAN       AMERICAN       AMERICAN        DREYFUS
                                          CENTURY       CENTURY VP      CENTURY       DISCIPLINED    JP MORGAN
                                         VP BALANCED   INTERNATIONAL    VP VALUE         STOCK          BOND
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          8,792          3,000         15,759            526          4,231
         Net asset value per share       $     7.79     $    12.50     $     5.95     $    26.92     $    11.24
         Cost:                           $   65,103     $   25,097     $  100,721     $   12,774     $   48,188


                                                                                                       T. ROWE
                                                        JP MORGAN       JP MORGAN         MFS           PRICE
                                          JP MORGAN    INTERNATIONAL      SMALL        EMERGING        MID-CAP
                                            EQUITY     OPPORTUNITIES     COMPANY        GROWTH         GROWTH
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):          2,460          1,413          2,131            494            503
         Net asset value per share       $    17.35     $    13.83     $    16.73     $    37.94     $    17.46
         Cost:                           $   42,055     $   16,568     $   26,132     $   11,602     $    7,308


                                                       A29

NOTE 3: INVESTMENT INFORMATION FOR THE GROUP VARIABLE UNIVERSAL LIFE SUBACCOUNTS OF THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
           (CONTINUED)


                                                                SUBACCOUNTS (CONTINUED)
                                         ----------------------------------------------------------------------
                                            T. ROWE                     PRUDENTIAL                     T. ROWE
                                             PRICE       ALLIANCE         SMALL                         PRICE
                                         NEW AMERICAN    PREMIER      CAPITALIZATION      MFS           EQUITY
                                            GROWTH        GROWTH          STOCK          BOND           INCOME
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Number of shares (rounded):         73,171            885         49,702        102,404        134,966
         Net asset value per share       $    26.18     $    40.45     $    16.25     $    10.93     $    18.73
         Cost:                           $1,893,087     $   29,889     $  714,975     $1,148,637     $2,792,467


                                                          SUBACCOUNTS (CONTINUED)
                                         ---------------------------------------------------------
                                           NEUBERGER &                   WARBURG
                                            BERMAN         JANUS         PINCUS           MFS
                                              AMT        WORLDWIDE        FIXED         GLOBAL
                                           PARTNERS       GROWTH         INCOME        GOVERNMENT
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO       SERIES
                                         ----------     ----------     ----------     ----------
         Number of shares (rounded):         40,482        100,402              0         43,723
         Net asset value per share       $    19.64     $    47.75     $        0     $    10.03
         Cost:                           $  805,868     $3,456,528     $        0     $  434,686



NOTE 4:  PARTICIPANT UNIT INFORMATION

         Outstanding Participant units, unit values and total value of Participant equity at December 31, 1999 were as follows:


                                                                           SUBACCOUNTS
                                          ----------------------------------------------------------------------
                                                                                                     NEUBERGER &
                                          PRUDENTIAL    PRUDENTIAL      PRUDENTIAL                     BERMAN
                                           MONEY         FLEXIBLE         STOCK       PRUDENTIAL     AMT LIMITED
                                           MARKET         MANAGED         INDEX         EQUITY      MATURITY BOND
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding
           (rounded):                         379,106         75,005        705,174        137,983         24,124
         Unit Value (rounded):           $    10.66     $    11.03     $    13.24     $    11.24     $    10.22
         TOTAL PARTICIPANT EQUITY:       $4,040,725     $  827,348     $9,337,036     $1,551,594     $  246,498


                                                                   SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------
                                                                                                      FRANKLIN
                                             KEMPER                       DREYFUS      FRANKLIN       TEMPLETON
                                             SERIES          MFS           SMALL       TEMPLETON      DEVELOPING
                                           HIGH YIELD      RESEARCH         CAP       INTERNATIONAL    MARKETS
                                           PORTFOLIO        SERIES       PORTFOLIO        FUND           FUND
                                           ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding:
           (rounded):                         52,964        154,992        210,114         70,501         26,144
         Unit Value (rounded):            $     9.78     $    13.11     $    12.36     $    11.59     $    15.64
         TOTAL PARTICIPANT EQUITY:        $  517,731     $2,032,491     $2,597,662     $  817,164     $  408,847


                                                                    SUBACCOUNTS (CONTINUED)
                                          ----------------------------------------------------------------------
                                          PRUDENTIAL      PRUDENTIAL                   PRUDENTIAL
                                          DIVERSIFIED     HIGH YIELD    PRUDENTIAL      JENNISON      PRUDENTIAL
                                            BOND            BOND      EQUITY INCOME      GROWTH        GLOBAL
                                          PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                         ----------     ----------     ----------     ----------     ----------
         Participant Units Outstanding
           (rounded):                          3,176         97,556            521        311,155         82,663
         Unit Value (rounded):           $     9.88     $    10.28     $    11.14     $    13.29     $    14.34
         TOTAL PARTICIPANT EQUITY:       $   31,365     $1,002,979     $    5,808     $4,135,277     $1,185,760

                                                          A30


                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                              AMERICAN       AMERICAN       AMERICAN       DREYFUS
                                               CENTURY      CENTURY VP      CENTURY      DISCIPLINED     JP MORGAN
                                             VP BALANCED  INTERNATIONAL    VP VALUE         STOCK           BOND
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
         Participant Units Outstanding:
           (rounded)                             6,337          2,445          9,283          1,221          4,827
         Unit Value (rounded):              $    10.80     $    15.34     $    10.10     $    11.61     $     9.85
         TOTAL PARTICIPANT EQUITY:          $   68,468     $   37,497     $   93,733     $   14,178     $   47,548



                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                                                                                           T. ROWE
                                                           JP MORGAN       JP MORGAN          MFS           PRICE
                                             JP MORGAN    INTERNATIONAL      SMALL         EMERGING        MID-CAP
                                              EQUITY      OPPORTUNITIES     COMPANY         GROWTH         GROWTH
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO        SERIES       PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
          Participant Units Outstanding:
            (rounded)                            3,672          1,478          2,534          1,124            694
          Unit Value (rounded):             $    11.62     $    13.22     $    14.07     $    16.68     $    12.66
          TOTAL PARTICIPANT EQUITY:         $   42,674     $   19,541     $   35,652     $   18,749     $    8,786


                                                                    SUBACCOUNTS (CONTINUED)
                                            -----------------------------------------------------------------------
                                               T. ROWE                   PRUDENTIAL                      T. ROWE
                                                PRICE       ALLIANCE        SMALL                         PRICE
                                            NEW AMERICAN    PREMIER     CAPITALIZATION      MFS           EQUITY
                                               GROWTH        GROWTH          STOCK          BOND          INCOME
                                              PORTFOLIO     PORTFOLIO      PORTFOLIO       SERIES        PORTFOLIO
                                            -----------   -------------   ----------     -----------    -----------
          Participant Units Outstanding:
            (rounded)                            169,786        2,937         67,090        115,232         258,511
          Unit Value (rounded):             $      11.28   $    12.19     $    12.03     $     9.71     $      9.78
          TOTAL PARTICIPANT EQUITY:         $  1,914,990   $   35,805     $  807,405     $1,118,888     $ 2,527,006


                                                            SUBACCOUNTS (CONTINUED)
                                            --------------------------------------------------------
                                             NEUBERGER &                   WARBURG
                                              BERMAN          JANUS        PINCUS            MFS
                                                AMT         WORLDWIDE       FIXED          GLOBAL
                                              PARTNERS       GROWTH        INCOME        GOVERNMENT
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO        SERIES
                                            -----------   -------------   ----------     -----------
          Participant Units Outstanding:
            (rounded)                             78,651      317,129              0         43,347
          Unit Value (rounded):             $      10.11   $    15.11     $        0     $    10.11
          TOTAL PARTICIPANT EQUITY:         $    794,806   $4,792,717     $        0     $  438,395

                                      A31

NOTE 5: CHARGES AND EXPENSES

     A.   Mortality Risk and Expense Risk Charges

          The mortality risk and expense risk charges, currently equal to an effective annual rate of 0.45%, are applied daily against the net assets representing equity of participants in each subaccount. This charge is guaranteed not to exceed an effective annual rate of 0.90%. Mortality risk is that participants may not live as long as estimated and expense risk is that the cost of issuing and administering the policies may exceed related charges by Prudential.

     B.   Transaction Related Charges

          There may be charges, if applicable, associated with surrenders, partial withdrawals, loans, transfers and requests for additional statements as follows:

          o Surrenders and partial withdrawals -- Not to exceed the lesser of $20 or 2% of the amount received.

          o    Loans -- Not to exceed $20 for each loan made.

          o Transfers -- Not to exceed $20 for each transfer, after the twelfth transfer, in a period of generally 12 months depending on the provisions of the contract.

          o Additional statement requests related to a participant's insurance -- Not to exceed $20 per statement.

     C.   Cost of Insurance Charges and Other Related Charges

          Participant's contributions may be subject to certain deductions prior to being invested in the Account. The deductions are for (1) state premium taxes, (2) transaction costs which are deducted from each premium payment to cover premium collection and processing costs, and
          (3) sales charges which are deducted in order to compensate Prudential for the cost of selling the contract. Contracts are also subject to monthly charges to compensate Prudential for the portion of the face amount of insurance applicable to the participant. In addition, monthly charges may also be deducted to compensate Prudential for costs related to administering the contract and for additional insurance benefits, if applicable.

NOTE 6: TAXES

          Prudential is taxed as a "life insurance company" as defined by the Internal Revenue Code and the results of operations of the Account form a part of Prudential's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements.

NOTE 7: UNIT ACTIVITY

          Transactions in units (including transfers among subaccounts) for the periods ended December 31, 1999 and 1998 were as follows:


                                                                          SUBACCOUNTS
                                      ---------------------------------------------------------------------------
                                              PRUDENTIAL                PRUDENTIAL             PRUDENTIAL
                                                MONEY                    FLEXIBILE                STOCK
                                                MARKET                    MANAGED                 INDEX
                                              PORTFOLIO*                PORTFOLIO*              PORTFOLIO*
                                      ----------------------     ---------------------    -----------------------
                                         1999          1998         1999        1998        1999           1998
                                      ---------     --------     ---------    --------    ----------    ---------
        Participant Contributions:    $ 453,204     $ 23,681     $  54,334    $ 45,583    $  692,580    $ 137,804
        Participant Redemptions:      $ (96,770)    $ (1,009)    $ (19,911)   $ (5,001)   $ (114,529)   $ (10,681)


                                                                 SUBACCOUNTS (CONTINUED)
                                       ---------------------------------------------------------------------------
                                                                       NEUBERGER &
                                                                         BERMAN                 KEMPER
                                             PRUDENTIAL                AMT LIMITED              SERIES
                                               EQUITY                 MATURITY BOND            HIGH YIELD
                                             PORTFOLIO*                PORTFOLIO*              PORTFOLIO*
                                      ----------------------     --------------------     -----------------------
                                         1999          1998        1999         1998          1999         1998
                                      ---------     --------     ---------    --------    ----------    ---------
        Participant Contributions:    $  86,324     $ 87,843     $ 16,483     $ 17,321     $  46,425    $  40,569
        Participant Redemptions:      $ (29,080)    $ (7,104)    $ (8,144)    $ (1,536)    $ (30,466)   $  (3,564)

* See Footnote #1 for Dates of Availability

                                              A32


                                                   SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------
                                                                        DREYFUS
                                                MFS                      SMALL
                                             RESEARCH                     CAP
                                              SERIES*                  PORTFOLIO*
                                      ----------------------     ---------------------
                                         1999         1998          1999        1998
                                      ---------     --------     ---------    --------
        Participant Contributions:    $ 107,972     $ 90,308     $ 136,497    $ 143,602
        Participant Redemptions:      $ (36,821)    $ (6,467)    $ (55,763)   $ (14,222)


                                                     SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------
                                                                       FRANKLIN
                                             FRANKLIN                 TEMPLETON
                                             TEMPLETON                DEVELOPING
                                           INTERNATIONAL                MARKETS
                                                FUND*                    FUND*
                                      ----------------------     ---------------------
                                         1999          1998          1999        1998
                                      ---------      --------     ---------    --------
        Participant Contributions:    $  47,967      $ 45,363     $ 17,497     $ 17,730
        Participant Redemptions:      $ (18,447)     $ (4,382)    $ (7,612)    $ (1,471)


                                                             SUBACCOUNTS (CONTINUED)
                                     ------------------------------------------------------------------
                                     PRUDENTIAL     PRUDENTIAL                  PRUDENTIAL
                                     DIVERSIFIED    HIGH YIELD    PRUDENTIAL     JENNISON    PRUDENTIAL
                                         BOND          BOND      EQUITY INCOME    GROWTH       GLOBAL
                                      PORTFOLIO*    PORTFOLIO*     PORTFOLIO*   PORTFOLIO*   PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  4,056      $ 113,378     $    616      $ 335,899    $   89,688
        Participant Redemptions:      $   (880)     $ (15,822)    $    (95)     $ (24,744)   $   (7,025)


                                                          SUBACCOUNTS (CONTINUED)
                                     -------------------------------------------------------------------
                                       AMERICAN     AMERICAN      AMERICAN      DREYFUS
                                       CENTURY     CENTURY VP     CENTURY     DISCIPLINED   JP MORGAN
                                     VP BALANCED INTERNATIONAL    VP VALUE       STOCK         BOND
                                     PORTFOLIO*    PORTFOLIO*     PORTFOLIO*   PORTFOLIO*   PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  9,208      $  3,097      $  12,833     $  1,603     $  5,809
        Participant Redemptions:      $ (2,871)     $   (652)     $  (3,550)    $   (382)    $   (982)


                                                          SUBACCOUNTS (CONTINUED)
                                      ------------------------------------------------------------------
                                                                                              T. ROWE
                                                   JP MORGAN     JP MORGAN       MFS           PRICE
                                      JP MORGAN  INTERNATIONAL     SMALL       EMERGING       MID-CAP
                                        EQUITY   OPPORTUNITIES    COMPANY       GROWTH        GROWTH
                                      PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     SERIES*      PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $  5,746      $   1,739     $   3,682     $  1,538     $    871
        Participant Redemptions:      $ (2,074)     $    (261)    $  (1,148)    $   (414)    $   (177)


                                                          SUBACCOUNTS (CONTINUED)
                                     ------------------------------------------------------------------
                                       T. ROWE                    PRUDENTIAL                 T. ROWE
                                        PRICE       ALLIANCE        SMALL                     PRICE
                                     NEW AMERICAN   PREMIER     CAPITALIZATION    MFS         EQUITY
                                        GROWTH       GROWTH         STOCK         BOND        INCOME
                                      PORTFOLIO*   PORTFOLIO*     PORTFOLIO*     SERIES*     PORTFOLIO*
                                      ---------     --------      ---------     --------     ----------
                                         1999          1999          1999         1999         1999
                                      ---------     --------      ---------     --------     ----------
        Participant Contributions:    $ 186,125     $  3,754      $  76,878     $ 128,233   $  276,342
        Participant Redemptions:      $ (16,339)    $   (817)     $  (9,738)    $ (13,001)  $  (17,831)

* See Footnote #1 for Dates of Availability

                                                 A33


                                                   SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------
                                      NEUBERGER &                 WARBURG
                                        BERMAN       JANUS         PINCUS        MFS
                                          AMT      WORLDWIDE        FIXED       GLOBAL
                                       PARTNERS      GROWTH         INCOME    GOVERNMENT
                                      PORTFOLIO*   PORTFOLIO*     PORTFOLIO*    SERIES*
                                      ---------     --------      ---------     --------
                                         1999          1999          1999         1999
                                      ---------     --------      ---------     --------

        Participant Contributions:    $  83,052     $  342,726    $  43,848     $  51,537
        Participant Redemptions:      $  (4,401)    $  (25,597)   $ (43,848)    $  (8,190)

NOTE 8: PURCHASES AND SALES OF INVESTMENTS

     The aggregate costs of purchases and proceeds from sales of investments in the Series Fund or the non-Prudential administered funds for the year ended December 31, 1999 were as follows:


                                                                       SUBACCOUNTS
                                      ---------------------------------------------------------------------
                                                                                               NEUBERGER &
                                       PRUDENTIAL    PRUDENTIAL    PRUDENTIAL                    BERMAN
                                         MONEY       FLEXIBLE       STOCK       PRUDENTIAL     AMT LIMITED
                                         MARKET       MANAGED       INDEX         EQUITY      MATURITY BOND
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  4,714,999  $   574,750   $ 8,353,801   $   916,764    $   167,349
        Sales:                        $ (1,016,966) $  (210,859)  $(1,380,979)  $  (310,791)   $   (82,596)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                                                                              FRANKLIN
                                          KEMPER                    DREYFUS      FRANKLIN     TEMPLETON
                                          SERIES         MFS         SMALL       TEMPLETON    DEVELOPING
                                        HIGH YIELD    RESEARCH         CAP     INTERNATIONAL    MARKETS
                                        PORTFOLIO*     SERIES*     PORTFOLIO*      FUND*          FUND*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  452,142    $ 1,189,402   $ 1,432,848   $  485,520     $ 219,931
        Sales:                        $ (296,871)   $  (407,834)  $  (588,662)  $ (185,451)    $ (91,131)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                       PRUDENTIAL    PRUDENTIAL                 PRUDENTIAL
                                       DIVERSIFIED   HIGH YIELD   PRUDENTIAL     JENNISON      PRUDENTIAL
                                          BOND          BOND    EQUITY INCOME     GROWTH         GLOBAL
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  40,449     $ 1,165,905   $  6,626      $ 3,612,218    $  977,382
        Sales:                        $ (8,637)     $  (160,327)  $ (1,046)     $  (275,482)   $  (81,834)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                        AMERICAN      AMERICAN     AMERICAN     DREYFUS
                                        CENTURY      CENTURY VP    CENTURY     DISCIPLINED     JP MORGAN
                                       VP BALANCED INTERNATIONAL   VP VALUE       STOCK           BOND
                                       PORTFOLIO*    PORTFOLIO*   PORTFOLIO*    PORTFOLIO*     PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $   93,336    $  32,164     $  137,698    $  16,785      $ 57,131
        Sales:                        $  (29,113)   $  (7,061)    $  (37,470)   $  (4,118)     $ (9,686)


                                                                SUBACCOUNTS (CONTINUED)
                                      ---------------------------------------------------------------------
                                                                                                 T. ROWE
                                                    JP MORGAN      JP MORGAN        MFS           PRICE
                                       JP MORGAN  INTERNATIONAL      SMALL       EMERGING        MID-CAP
                                         EQUITY   OPPORTUNITIES     COMPANY       GROWTH         GROWTH
                                       PORTFOLIO*   PORTFOLIO*     PORTFOLIO*     SERIES*       PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $  61,636     $  18,853     $  37,629     $  16,273      $  9,230
        Sales:                        $ (22,260)    $  (2,892)    $ (12,130)    $  (4,637)     $ (2,022)


* See Footnote #1 for Dates of Availability

                                                     A34


                                                           SUBACCOUNTS (CONTINUED)
                                      --------------------------------------------------------------------
                                         T. ROWE                  PRUDENTIAL                   T. ROWE
                                          PRICE      ALLIANCE       SMALL                       PRICE
                                       NEW AMERICAN  PREMIER    CAPITALIZATION     MFS          EQUITY
                                         GROWTH       GROWTH        STOCK          BOND         INCOME
                                       PORTFOLIO*   PORTFOLIO*    PORTFOLIO*      SERIES*      PORTFOLIO*
                                      ------------  -----------   -----------   -----------    -----------
        Purchases:                    $ 1,963,741   $  38,407     $  818,974    $ 1,270,214    $ 2,849,371
        Sales:                        $  (169,713)  $  (8,695)    $ (108,859)   $  (126,454)   $  (178,966)


                                                      SUBACCOUNTS (CONTINUED)
                                      -----------------------------------------------------
                                       NEUBERGER &                 WARBURG
                                        BERMAN        JANUS         PINCUS          MFS
                                          AMT       WORLDWIDE       FIXED         GLOBAL
                                        PARTNERS      GROWTH        INCOME      GOVERNMENT
                                       PORTFOLIO*   PORTFOLIO*    PORTFOLIO*      SERIES*
                                      ------------  -----------   -----------   -----------
        Purchases:                    $  851,634    $ 3,752,576   $  437,125    $  517,340
        Sales:                        $  (43,801)   $  (296,747)  $ (420,939)   $  (82,913)


* See Footnote #1 for Dates of Availability

                                                          A35

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Participants of the Group Variable Universal Life Subaccounts of The Prudential Variable Contract Account GI-2 and the Board of Directors of The Prudential Insurance Company of America


In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts (Prudential Money Market Portfolio, Prudential Flexible Managed Portfolio, Prudential Stock Index Portfolio, Prudential Equity Portfolio, Neuberger & Berman AMT Limited Maturity Bond Portfolio, Kemper Series High Yield Portfolio, MFS Research Series, Dreyfus Small Cap Portfolio, Franklin Templeton International Fund, Franklin Templeton Developing Markets Fund, Prudential Diversified Bond Portfolio, Prudential High Yield Bond Portfolio, Prudential Equity Income Portfolio, Prudential Jennison Growth Portfolio, Prudential Global Portfolio, American Century VP Balanced Portfolio, American Century VP International Portfolio, American Century VP Value Portfolio, Dreyfus Disciplined Stock Portfolio, JP Morgan Bond Portfolio, JP Morgan Equity Portfolio, JP Morgan International Opportunities Portfolios, JP Morgan Small Company Portfolio, MFS Emerging Growth Series, T. Rowe Price Mid-Cap Growth Portfolio, T. Rowe Price New American Growth Portfolio, Alliance Premier Growth Portfolio, Prudential Small Capitalization Stock Portfolio, MFS Bond Series, T. Rowe Price Equity Income Portfolio, Neuberger & Berman AMT Partners Portfolio, Janus Worldwide Growth Portfolio, Warburg Pincus Fixed Income Portfolio and MFS Global Government Series) of the Prudential Variable Contract Account GI-2 at December 31, 1999, and the results of each of their operations and the changes in each of their net assets for the periods ended December 31, 1999 and 1998 (see Note 1 of the accompanying financial statements), in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of The Prudential Insurance Company of America's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 1999, provides a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
March 17, 2000

                                       A36

The Prudential Insurance Company of America

Consolidated Statements of Financial Position
December 31, 1999 and 1998 (In Millions)
--------------------------------------------------------------------------------


                                                                                                      1999              1998
                                                                                                 ---------------   ----------------
ASSETS
  Fixed maturities:
     Available for sale, at fair value (amortized cost, 1999: $76,815; 1998: $76,997)                  $ 74,697           $ 80,158
     Held to maturity, at amortized cost (fair value, 1999: $14,112; 1998: $17,906)                      14,237             16,848
  Trading account assets, at fair value                                                                   9,741              8,888
  Equity securities, available for sale, at fair value (cost, 1999: $2,531; 1998: $2,583)                 3,264              2,759
  Mortgage loans on real estate                                                                          16,268             16,016
  Investment real estate                                                                                    770                675
  Policy loans                                                                                            7,590              7,476
  Securities purchased under agreements to resell                                                        13,944             10,252
  Cash collateral for borrowed securities                                                                 7,124              5,622
  Other long-term investments                                                                             4,087              3,474
  Short-term investments                                                                                 12,303              9,781
                                                                                                 ---------------   ----------------
     Total investments                                                                                  164,025            161,949

  Cash                                                                                                    1,330              1,943
  Accrued investment income                                                                               1,836              1,795
  Broker-dealer related receivables                                                                      11,346             10,142
  Deferred policy acquisition costs                                                                       7,324              6,462
  Other assets                                                                                           17,102             16,200
  Separate account assets                                                                                82,131             80,931
                                                                                                 ---------------   ----------------
TOTAL ASSETS                                                                                          $ 285,094          $ 279,422
                                                                                                 ===============   ================

LIABILITIES AND EQUITY
LIABILITIES
  Future policy benefits                                                                               $ 68,069           $ 67,059
  Policyholders' account balances                                                                        31,578             33,098
  Unpaid claims and claim adjustment expenses                                                             2,829              3,806
  Policyholders' dividends                                                                                1,484              1,444
  Securities sold under agreements to repurchase                                                         24,598             21,486
  Cash collateral for loaned securities                                                                  10,775              7,132
  Income taxes payable                                                                                      804                785
  Broker-dealer related payables                                                                          5,839              6,530
  Securities sold but not yet purchased                                                                   6,968              5,771
  Short-term debt                                                                                        10,858             10,082
  Long-term debt                                                                                          5,513              4,734
  Other liabilities                                                                                      14,357             16,169
  Separate account liabilities                                                                           82,131             80,931
                                                                                                 ---------------   ----------------
           Total liabilities                                                                            265,803            259,027
                                                                                                 ---------------   ----------------

COMMITMENTS AND CONTINGENCIES (See Notes 14 and 15)
EQUITY
  Accumulated other comprehensive income/(loss)                                                            (685)             1,232
  Retained earnings                                                                                      19,976             19,163
                                                                                                 ---------------   ----------------
            Total equity                                                                                 19,291             20,395
                                                                                                 ---------------   ----------------
 TOTAL LIABILITIES AND EQUITY                                                                         $ 285,094          $ 279,422
                                                                                                 ===============   ================


                 See Notes to Consolidated Financial Statements
                                       B1

The Prudential Insurance Company of America

Consolidated Statements of Operations
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------


                                                                                  1999              1998              1997
                                                                             ---------------    --------------    --------------
REVENUES
  Premiums                                                                           $9,475            $9,024            $9,015
  Policy charges and fee income                                                       1,516             1,465             1,423
  Net investment income                                                               9,424             9,535             9,482
  Realized investment gains, net                                                        924             2,641             2,168
  Commissions and other income                                                        5,279             4,471             4,480
                                                                             ---------------    --------------    --------------
           Total revenues                                                            26,618            27,136            26,568
                                                                             ---------------    --------------    --------------

BENEFITS AND EXPENSES
  Policyholders' benefits                                                            10,175             9,840             9,956
  Interest credited to policyholders' account balances                                1,811             1,953             2,170
  Dividends to policyholders                                                          2,571             2,477             2,422
  General and administrative expenses                                                 9,656             9,108             8,620
  Sales practices remedies and costs                                                    100             1,150             2,030
                                                                             ---------------    --------------    --------------
           Total benefits and expenses                                               24,313            24,528            25,198
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND
  EXTRAORDINARY ITEM                                                                  2,305             2,608             1,370
                                                                             ---------------    --------------    --------------
  Income taxes
    Current                                                                             690             1,085               101
    Deferred                                                                            352              (115)              306
                                                                             ---------------    --------------    --------------
           Total income taxes                                                         1,042               970               407
                                                                             ---------------    --------------    --------------

INCOME FROM CONTINUING OPERATIONS BEFORE EXTRAORDINARY ITEM                           1,263             1,638               963
                                                                             ---------------    --------------    --------------

DISCONTINUED OPERATIONS
  Loss from healthcare operations, net of taxes                                           -              (298)             (353)
  Loss on disposal of healthcare operations, net of taxes                              (400)             (223)                -
                                                                             ---------------    --------------    --------------
    Net loss from discontinued operations                                              (400)             (521)             (353)
                                                                             ---------------    --------------    --------------

INCOME BEFORE EXTRAORDINARY ITEM                                                        863             1,117               610

EXTRAORDINARY ITEM - DEMUTUALIZATION EXPENSES, NET OF TAXES                             (50)              (11)                -
                                                                             ---------------    --------------    --------------

NET INCOME                                                                            $ 813            $1,106             $ 610
                                                                             ===============    ==============    ==============


                 See Notes to Consolidated Financial Statements
                                       B2

The Prudential Insurance Company of America

Consolidated Statements of Changes in Equity
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                    Accumulated Other Comprehensive Income/(Loss)
                                                      ---------------------------------------------------------------------
                                                                                                               Total
                                                          Foreign             Net                           Accumulated
                                                          Currency         Unrealized         Pension          Other
                                                        Translation        Investment        Liability      Comprehensive
                                                        Adjustments       Gains/(Losses)     Adjustment      Income/(Loss)
                                                      ---------------   -----------------  -------------  -----------------
Balance, December 31, 1996                                     $ (56)          $ 1,136             $ (4)          $ 1,076
Comprehensive income:
      Net income
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                      (29)                                                 (29)
           Change in net unrealized investment gains                               616                                616
           Additional pension liability adjustment                                                   (2)               (2)

      Other comprehensive income

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1997                                       (85)            1,752               (6)            1,661
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       54                                                   54
           Change in net unrealized investment gains                              (480)                              (480)
           Additional pension liability adjustment                                                   (3)               (3)

      Other comprehensive loss

Total comprehensive income

                                                      ---------------------------------------------------------------------
Balance, December 31, 1998                                       (31)            1,272               (9)            1,232
Comprehensive income:
      Net income
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                       13                                                   13
           Change in net unrealized investment gains                            (1,932)                            (1,932)
           Additional pension liability adjustment                                                    2                 2

      Other comprehensive loss

Total comprehensive loss

                                                      ---------------------------------------------------------------------
Balance, December 31, 1999                                     $ (18)           $ (660)            $ (7)           $ (685)
                                                      =====================================================================


                                                           Retained       Total
                                                           Earnings       Equity
                                                        --------------  ------------
Balance, December 31, 1996                                 $ 17,447       $18,523
Comprehensive income:
      Net income                                                610           610
      Other comprehensive income, net of tax:
           Change in foreign currency translation
                adjustments                                                   (29)
           Change in net unrealized investment gains                          616
           Additional pension liability adjustment                             (2)
                                                                        ----------
      Other comprehensive income                                              585
                                                                        ----------
Total comprehensive income                                                  1,195

                                                      ----------------------------
Balance, December 31, 1997                                   18,057        19,718
Comprehensive income:
      Net income                                              1,106         1,106
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    54
           Change in net unrealized investment gains                         (480)
           Additional pension liability adjustment                             (3)
                                                                        ----------
      Other comprehensive loss                                               (429)
                                                                        ----------
Total comprehensive income                                                    677

                                                      ----------------------------
Balance, December 31, 1998                                   19,163        20,395
Comprehensive income:
      Net income                                                813           813
      Other comprehensive loss, net of tax:
           Change in foreign currency translation
                adjustments                                                    13
           Change in net unrealized investment gains                       (1,932)
           Additional pension liability adjustment                              2
                                                                        ----------
      Other comprehensive loss                                             (1,917)
                                                                        ----------
Total comprehensive loss                                                   (1,104)

                                                      ----------------------------
Balance, December 31, 1999                                 $ 19,976       $19,291
                                                      ============================


                 See Notes to Consolidated Financial Statements
                                       B3

The Prudential Insurance Company of America

Consolidated Statements of Cash Flows
Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                        $ 813            $ 1,106              $ 610
  Adjustments to reconcile net income to
     net cash provided by operating activities:
        Realized investment gains, net                                               (915)            (2,671)            (2,209)
        Policy charges and fee income                                                (237)              (232)              (258)
        Interest credited to policyholders' account balances                        1,811              1,953              2,170
        Depreciation and amortization                                                 489                337                271
        Loss on disposal of businesses                                                400                223                  -
        Change in:
            Deferred policy acquisition costs                                        (178)              (174)              (233)
            Future policy benefits and other insurance liabilities                    724                597              2,537
            Trading account assets                                                   (853)            (2,540)            (1,825)
            Income taxes payable                                                    1,074                594             (1,391)
            Broker-dealer related receivables/payables                             (1,898)             1,495               (672)
            Securities purchased under agreements to resell                        (3,692)            (1,591)            (3,314)
            Cash collateral for borrowed securities                                (1,502)              (575)            (2,631)
            Cash collateral for loaned securities                                   3,643             (6,985)             5,668
            Securities sold but not yet purchased                                   1,197              2,122              1,633
            Securities sold under agreements to repurchase                          3,112              9,139              4,844
            Other, net                                                             (3,356)            (5,234)             3,910
                                                                            --------------     --------------     --------------

                Cash flows from (used in) operating activities                        632             (2,436)             9,110
                                                                            --------------     --------------     --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from the sale/maturity of:
        Fixed maturities, available for sale                                      120,875            123,151            123,550
        Fixed maturities, held to maturity                                          4,957              4,466              4,042
        Equity securities, available for sale                                       3,190              2,792              2,572
        Mortgage loans on real estate                                               2,640              4,090              4,299
        Investment real estate                                                        507              1,489              1,842
        Other long-term investments                                                 1,219              1,848              5,232
  Payments for the purchase of:
        Fixed maturities, available for sale                                     (120,933)          (126,742)          (129,854)
        Fixed maturities, held to maturity                                         (2,414)            (2,244)            (2,317)
        Equity securities, available for sale                                      (2,779)            (2,547)            (2,461)
        Mortgage loans on real estate                                              (2,595)            (3,719)            (3,305)
        Investment real estate                                                       (483)               (31)              (241)
        Other long-term investments                                                (1,354)            (1,842)            (4,173)
  Short-term investments                                                           (2,510)             2,145             (2,848)
                                                                            --------------     --------------     --------------

                Cash flows from (used in) investing activities                        320              2,856             (3,662)
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B4

The Prudential Insurance Company of America

Years Ended December 31, 1999, 1998 and 1997 (In Millions)
--------------------------------------------------------------------------------

                                                                                1999               1998               1997
                                                                            --------------     --------------     --------------
CASH FLOWS FROM FINANCING ACTIVITIES:

     Policyholders' account deposits                                                6,901              7,052              5,245
     Policyholders' account withdrawals                                            (9,835)           (11,332)            (9,873)
     Net increase in short-term debt                                                  444              2,422                305
     Proceeds from the issuance of long-term debt                                   1,844              1,940                324
     Repayments of long-term debt                                                    (919)              (418)              (464)
                                                                            --------------     --------------     --------------

             Cash flows used in financing activities                               (1,565)              (336)            (4,463)
                                                                            --------------     --------------     --------------

NET (DECREASE)/INCREASE IN CASH                                                      (613)                84                985

CASH, BEGINNING OF YEAR                                                             1,943              1,859                874
                                                                            --------------     --------------     --------------

CASH, END OF YEAR                                                                 $ 1,330            $ 1,943            $ 1,859
                                                                            ==============     ==============     ==============


SUPPLEMENTAL CASH FLOW INFORMATION:

Income taxes (received)/paid                                                      $  (344)           $   163            $   968
                                                                            --------------     --------------     --------------

Interest paid                                                                     $   824            $   864            $   708
                                                                            --------------     --------------     --------------


                 See Notes to Consolidated Financial Statements
                                       B5

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1.  BUSINESS

    The Prudential Insurance Company of America and its subsidiaries (collectively, "Prudential" or "the Company") provide financial services throughout the United States and in many foreign countries. The Company's businesses provide a full range of insurance, investment, securities and other financial products and services to both retail and institutional customers. Principal products and services provided include life insurance, property and casualty insurance, annuities, mutual funds, pension and retirement related investments and administration, asset management, and securities brokerage.

    Demutualization

    On February 10, 1998, the Company's Board of Directors authorized management to take the preliminary steps necessary to allow the Company to demutualize and become a publicly traded stock company. On July 1, 1998, legislation was enacted in New Jersey that would permit demutualization to occur and that specified the process for conversion. Demutualization is a complex process involving the development of a plan of reorganization, approval of the plan by the Company's Board of Directors, a public hearing, approval by two-thirds of the qualified policyholders who vote on the plan, and review and approval by the New Jersey Department of Banking and Insurance. The Company's management is in the process of developing a proposed plan of demutualization, although there can be no assurance as to the terms thereof or that the Company's Board of Directors will approve such a plan.

    The Company's management currently anticipates that the Company's proposed plan of demutualization will include the establishment of a new holding company, Prudential, Inc., whose stock will be publicly traded and of which the Company's stock successor will become a direct or indirect wholly-owned subsidiary. The consolidated financial statements of the Company prior to the demutualization will become Prudential, Inc.'s consolidated financial statements upon demutualization. The Company's management also currently intends to propose that a corporate reorganization occur concurrently with the demutualization whereby the stock of various of the Company's subsidiaries (including Prudential Securities Group, the personal lines property-casualty insurance companies and the international insurance companies), the stock of a newly formed subsidiary containing the Company's asset management operations, and certain prepaid pension expense, post-employment benefits and certain other assets will be distributed to Prudential, Inc. If effected, the corporate reorganization can be expected to materially reduce invested assets, net income and total equity of The Prudential Insurance Company of America, which would be an insurance subsidiary of Prudential, Inc. after the corporate reorganization, although it would have no effect on the consolidated assets, net income or total equity of Prudential, Inc. As the terms of the foregoing transactions have not been finalized by the Company or approved by the regulatory authority, it is not currently possible to quantify their financial effect on the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

    The consolidated financial statements include the accounts of The Prudential Insurance Company of America, a mutual life insurance company, its majority-owned subsidiaries, and those partnerships and joint ventures in which the Company has a controlling financial interest, except in those instances where the Company cannot exercise control because the minority owners have substantive participating rights in the operating and capital


                                       B6

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    decisions of the entity. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). All significant intercompany balances and transactions have been eliminated.

    Use of Estimates
    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC") and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

    Investments
    Fixed maturities classified as "available for sale" are carried at estimated fair value. Fixed maturities that the Company has both the positive intent and ability to hold to maturity are stated at amortized cost and classified as "held to maturity." The amortized cost of fixed maturities is written down to estimated fair value when a decline in value is considered to be other than temporary. Unrealized gains and losses on fixed maturities "available for sale," net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income."

    Trading account assets and securities sold but not yet purchased are carried at estimated fair value. Realized and unrealized gains and losses on trading account assets and securities sold but not yet purchased are included in "Commissions and other income."

    Equity securities, available for sale, are comprised of common and non-redeemable preferred stock and are carried at estimated fair value. The associated unrealized gains and losses, net of income tax and the effect on deferred policy acquisition costs and future policy benefits that would result from the realization of unrealized gains and losses, are included in a separate component of equity, "Accumulated other comprehensive income/(loss)."

    Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized discounts and an allowance for losses. The allowance for losses includes a loan specific reserve for impaired loans and a portfolio reserve for incurred but not specifically identified losses. Impaired loans include those loans for which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. Impaired loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as revenue, according to management's judgment as to the collectibility of principal. Management discontinues accruing interest on impaired loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has serious doubts about collectibility. When a loan is recognized as impaired, any accrued but uncollectible interest is reversed against interest income of the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors.


                                       B7

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Investment real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such.

    Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any write-downs to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. An impairment loss is recognized when the review indicates that the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges) from the investment. At that time, the carrying value of the investment real estate is written down to fair value.

    Charges relating to real estate held for disposal and impairments of real estate held for investment are included in "Realized investment gains, net." Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in "Net investment income."

    Policy loans are carried at unpaid principal balances.

    Securities purchased under agreements to resell and securities sold under agreements to repurchase are treated as financing arrangements and are carried at the amounts at which the securities will be subsequently resold or reacquired, including accrued interest, as specified in the respective agreements. The Company's policy is to take possession or control of securities purchased under agreements to resell. Assets to be repurchased are the same, or substantially the same, as the assets transferred and the transferor, through right of substitution, maintains the right and ability to redeem the collateral on short notice. The market value of securities to be repurchased or resold is monitored, and additional collateral is obtained, where appropriate, to protect against credit exposure.

    Securities borrowed and securities loaned are treated as financing arrangements and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of securities borrowed and loaned on a daily basis with additional collateral obtained as necessary. Non-cash collateral received is not reflected in the consolidated statements of financial position because the debtor typically has the right to redeem the collateral on short notice. Substantially all of the Company's securities borrowed contracts are with other brokers and dealers, commercial banks and institutional clients. Substantially all of the Company's securities loaned are with large brokerage firms.

    Securities repurchase and resale agreements and securities borrowed and loaned transactions are used to generate net investment income and facilitate trading activity. These instruments are short-term in nature (usually 30 days or less) and are collateralized principally by U.S. Government and mortgage-backed securities. The carrying amounts of these instruments approximate fair value because of the relatively short period of time between the origination of the instruments and their expected realization.

    Other long-term investments primarily represent the Company's investments in joint ventures and partnerships in which the Company does not exercise control and derivatives held for purposes other than trading. Such joint venture and partnership interests are generally accounted for using the equity method of accounting, reduced for other than temporary declines in value, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's net income from investments in joint ventures and partnerships is generally included in "Net investment income." However, for certain real estate joint ventures, Prudential's


                                       B8

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    interest is liquidated by means of one or more transactions that result in the sale of the underlying invested assets to third parties and the ultimate distribution of the proceeds to Prudential and other joint venture partners in exchange for and settlement of the respective joint venture interests. These transactions are accounted for as disposals of Prudential's joint venture interests and the resulting gains and losses are included in "Realized investment gains, net."

    Short-term investments, including highly liquid debt instruments purchased with an original maturity of twelve months or less, are carried at amortized cost, which approximates fair value.

    Realized investment gains, net are computed using the specific identification method. Costs of fixed maturities and equity securities are adjusted for impairments considered to be other than temporary. Allowances for losses on mortgage loans on real estate are netted against asset categories to which they apply and provisions for losses on investments are included in "Realized investment gains, net." Decreases in the carrying value of investment real estate held for disposal are recorded in "Realized investment gains, net."

    Cash
    Cash includes cash on hand, amounts due from banks, and money market instruments.

    Deferred Policy Acquisition Costs
    The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs, for certain products, are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income."

    For participating life insurance, deferred policy acquisition costs are amortized over the expected life of the contracts (up to 45 years) in proportion to estimated gross margins based on historical and anticipated future experience, which is updated periodically. The average rate of assumed investment yield used in estimating expected gross margins was 7.83% at December 31, 1999. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive products and certain investment-type products are deferred and amortized over the expected life of the contracts (periods ranging from 15 to 30 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. Deferred policy acquisition costs related to non-participating term insurance are amortized over the expected life of the contracts in proportion to the premium income.

    The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that


                                       B9

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies.

    For property and casualty insurance contracts, deferred policy acquisition costs are amortized over the period in which related premiums are earned. Future investment income is considered in determining the recoverability of deferred policy acquisition costs.

    For disability insurance, group life insurance, group annuities and guaranteed investment contracts, acquisition costs are expensed as incurred.

    Separate Account Assets and Liabilities
    Separate account assets and liabilities are reported at estimated fair value and represent segregated funds which are invested for certain policyholders, pension funds and other customers. The assets consist of common stocks, fixed maturities, real estate related securities, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income." Asset management fees charged to the accounts are included in "Commissions and other income."

    Other Assets and Other Liabilities
    Other assets consist primarily of prepaid benefit costs, reinsurance recoverables, certain restricted assets, trade receivables, mortgage securitization inventory, and property and equipment. Property and equipment are stated at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of trade payables, employee benefit liabilities, and reserves for sales practices remedies and costs.

    Contingencies
    Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

    Policyholders' Dividends
    The amount of the dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is based on the Company's statutory results and past experience, including investment income, realized investment gains, net over a number of years, mortality experience and other factors.

    Insurance Revenue and Expense Recognition
    Premiums from participating insurance policies are recognized when due. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded using the net level premium method.

    Premiums from non-participating group annuities with life contingencies are recognized when due. For single premium immediate annuities and structured settlements with life contingencies, premiums are recognized when due with any excess profit deferred and recognized in a constant relationship to the amount of expected future benefit payments.

                                       B10

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    Amounts received as payment for interest-sensitive life contracts, deferred annuities and participating group annuities are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" and consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited and amortization of deferred policy acquisition costs.

    For disability insurance, group life insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

    Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

    Foreign Currency Translation Adjustments
    Assets and liabilities of foreign operations and subsidiaries reported in other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the Statements of Financial Position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in "Accumulated other comprehensive income (loss)," a separate component of equity.

    Commissions and Other Income
    Commissions and other income principally includes securities and commodities commission revenues, asset management fees, investment banking revenue and realized and unrealized gains from trading activities of the Company's securities business.

    Derivative Financial Instruments
    Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps, futures, forwards and option contracts and may be exchange-traded or contracted in the over-the-counter market. The Company uses derivative financial instruments to seek to reduce market risk from changes in interest rates or foreign currency exchange rates and to alter interest rate or currency exposures arising from mismatches between assets and liabilities. Additionally, derivatives are used in the broker-dealer business and in a limited-purpose subsidiary for trading purposes.

    To qualify as a hedge, derivatives must be designated as hedges for existing assets, liabilities, firm commitments or anticipated transactions which are identified and probable to occur, and effective in reducing the market risk to which the Company is exposed. The effectiveness of the derivatives are evaluated at the inception of the hedge and throughout the hedge period.

    Derivatives held for trading purposes are used by the Company's securities business to meet the needs of customers by structuring transactions that allow customers to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities and commodities. Trading derivative positions are valued daily, generally by obtaining quoted market prices or through the use of pricing models. Values are affected by changes in interest rates, currency exchange rates, credit spreads, market volatility and liquidity. The Company monitors


                                       B11

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    these exposures through the use of various analytical techniques.

    Derivatives held for trading purposes are included at fair value in "Trading account assets," "Other liabilities" or "Broker-dealer related receivables/payables" in the Consolidated Statements of Financial Position, and realized and unrealized changes in fair value are included in "Commissions and other income" of the Consolidated Statements of Operations in the periods in which the changes occur. Cash flows from trading derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

    Derivatives held for purposes other than trading are primarily used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, other than trading derivatives are used to change the characteristics of the Company's asset/liability mix as part of the Company's risk management activities.

    See Note 14 for a discussion of the accounting treatment of derivatives that qualify as hedges. If the Company's use of other than trading derivatives does not meet the criteria to apply hedge accounting, the derivatives are recorded at fair value in "Other long-term investments" or "Other liabilities" in the Consolidated Statements of Financial Position, and changes in their fair value are included in "Realized investment gains, net" without considering changes in the hedged assets or liabilities. Cash flows from other than trading derivatives are reported in the investing activities section in the Consolidated Statements of Cash Flows.

    Income Taxes
    The Company and its domestic subsidiaries file a consolidated federal income tax return. The Internal Revenue Code (the "Code") limits the amount of non-life insurance losses that may offset life insurance company taxable income. The Code also imposes an "equity tax" on mutual life insurance companies which, in effect, imputes an additional tax to the Company based on a formula that calculates the difference between stock and mutual life insurance companies' earnings. Income taxes include an estimate for changes in the total equity tax to be paid for current and prior years. Subsidiaries operating outside the United States are taxed under applicable foreign statutes.

    Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to that portion that is expected to be realized.

    Extraordinary Item - Demutualization Expenses, Net of Taxes
    The Consolidated Statements of Operations reflect extraordinary charges for demutualization expenses of $50 million and $11 million, net of taxes of zero, for the years ended December 31, 1999 and 1998, respectively. Demutualization expenses consist primarily of the cost of engaging independent accounting, actuarial, investment banking, legal and other consultants to advise the Company and the New Jersey Department of Banking and Insurance and the New York Department of Insurance in the demutualization process and related matters. Future demutualization expenses will also include the cost of printing and postage for communications with policyholders.

    New Accounting Pronouncements
    In June 1998, the FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" which requires that companies recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 does not apply to most traditional insurance contracts. However, certain hybrid contracts that contain features which may affect settlement amounts similarly to derivatives may require separate accounting for the "host contract" and the underlying "embedded derivative"


                                       B12

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    provisions. The latter provisions would be accounted for as derivatives as specified by the statement.

    SFAS No. 133 provides, if certain conditions are met, that a derivative may be specifically designated as (1) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment (fair value hedge), (2) a hedge of the exposure to variable cash flows of a forecasted transaction (cash flow hedge), or (3) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security or a foreign-currency-denominated forecasted transaction (foreign currency hedge).

    Under SFAS No. 133, the accounting for changes in fair value of a derivative depends on its intended use and designation. For a fair value hedge, the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item. For a cash flow hedge, the effective portion of the derivative's gain or loss is initially reported as a component of other comprehensive income and subsequently reclassified into earnings when the forecasted transaction affects earnings. For a foreign currency hedge, the gain or loss is reported in other comprehensive income as part of the foreign currency translation adjustment. For all other derivatives not designated as hedging instruments, the gain or loss is recognized in earnings in the period of change. The Company is required to adopt this Statement, as amended, as of January 1, 2001 and is currently assessing the effect of the new standard.

    In October 1998, the AICPA issued Statement of Position 98-7, "Deposit
    Accounting: Accounting for Insurance and Reinsurance Contracts That Do Not Transfer Insurance Risk" ("SOP 98-7"). This statement provides guidance on how to account for insurance and reinsurance contracts that do not transfer insurance risk. SOP 98-7 is effective for fiscal years beginning after June 15, 1999. The adoption of this statement is not expected to have a material effect on the Company's financial position or results of operations.

    Reclassifications
    Certain amounts in prior years have been reclassified to conform to the current year presentation.

3. DISCONTINUED OPERATIONS

    In December 1998, the Company entered into a definitive agreement to sell its healthcare business to Aetna, Inc. ("Aetna"). The sale was completed on August 6, 1999. Included in this transaction were the Company's managed medical care, point of service, preferred provider organization and indemnity health lines, dental business, as well as the Company's Administrative Services Only ("ASO") business. The healthcare business is recorded as a discontinued operation in the accompanying consolidated financial statements, with a measurement date of December 31, 1998

    Proceeds from the sale were $500 million of cash, $500 million of Aetna three-year senior notes and stock appreciation rights covering one million shares of Aetna common stock, valued at approximately $30 million at the date of closing, with a term of five years and a reference price of $81.81 per Aetna common share. The sale resulted in a loss of $623 million, net of tax. Loss from healthcare operations for 1998 includes results through December 31, 1998 (the measurement date). Amounts within the footnotes have been adjusted, where noted, to eliminate the impact of discontinued operations and to be consistent with the presentation in the Consolidated Statements of Operations.

    The 1998 loss on disposal of $223 million, net of taxes, included anticipated operating losses to be incurred by the healthcare business subsequent to December 31, 1998 (the measurement date) through the expected date of


                                      B13

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)

    the sale, as well as estimates of other costs the Company would incur in connection with the disposition of the healthcare business. These include costs attributable to facilities closure and systems terminations, severance and termination benefits, payments to Aetna related to the ASO business and estimated payments in connection with a medical loss ratio agreement covering the fully insured medical and dental business (the "MLR Agreement"). The MLR Agreement provides for payments either to or from Aetna in the event that medical loss ratios (i.e., incurred medical expense divided by earned premiums) for covered businesses are either less favorable or more favorable than levels specified in the MLR Agreement for the years 1999 and 2000. The loss on disposal also included the estimated positive impact of net curtailment gains from expected modifications of certain pension and other postretirement benefit plans in which employees of the healthcare business participate. (See Note 9).

    In 1999 the Company recognized an additional loss on disposal of its healthcare business of $400 million, after related tax benefits. The additional loss resulted primarily from higher than anticipated healthcare operating losses during the 1999 period through the August 6 closing date. The higher losses resulted principally from adverse claims experience and the impact of this experience on the evaluation of the Company's obligation under the MLR Agreement. The pretax operating loss from the healthcare business from January 1, 1999 through August 6, 1999 was $370 million, which exceeded the original estimate of $160 million, recorded within the "Loss on disposal of healthcare operations" in 1998. In addition to the obligations noted above, the Company has retained certain liabilities pertaining to the healthcare business, including all liabilities associated with litigation which existed at August 6, 1999 or commences within two years of that date with respect to claims that were incurred prior to August 6, 1999. Management's best estimate of these costs is included in the loss on disposal. It is possible that additional adjustments to estimates may be necessary which might be material to future results of operations of a particular quarterly or annual period.

    Upon the closing of the sale of the healthcare business, the Company entered into a coinsurance agreement with Aetna. The agreement is 100% indemnity reinsurance on a coinsurance basis for all of the Company's insured medical and dental business in-force upon the completion of the sale of the business on August 6, 1999. The agreement requires the Company to issue additional policies for new customers in response to proposals made to brokers or customers within six months after the closing date and to renew insurance policies until two years after the closing date. All such additional new and renewal policies are 100% coinsured by Aetna, when issued. The purpose of the agreement is to provide for the uninterrupted operation and growth, including renewals of existing policies and issuance of new policies, of the healthcare business that Aetna acquired from Prudential. The operation of the business and the attendant risks, except for the existence of the MLR Agreement as discussed above, were assumed entirely by Aetna. Consequently, the following amounts pertaining to the agreement had no effect on the Company's results of operations. The Company ceded premiums and benefits of $896 million and $757 million, respectively, for the period from August 6, 1999 through December 31, 1999. Reinsurance recoverable under this agreement, included in other assets, was $500 million at December 31, 1999.

    The following table presents the results and the loss on the disposal of the Company's healthcare business, determined as of the measurement date and subsequently adjusted, which are included in "Discontinued Operations" in the Consolidated Statements of Operations. Amounts for 1997 include revenues and expenses relating to a contract with the American Association of Retired Persons for healthcare and similar coverages which was terminated effective December 31, 1997.


                                      B14

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. DISCONTINUED OPERATIONS (continued)


                                                                                  1999               1998               1997
                                                                             ---------------    ---------------     --------------
                                                                                                (In Millions)

Revenues                                                                             $    -            $ 7,461            $10,305
Policyholder benefits                                                                     -             (6,064)            (8,484)
General and administrative expenses                                                       -             (1,822)            (2,364)
                                                                             ---------------    ---------------     --------------
Loss before income taxes                                                                  -               (425)              (543)
Income tax benefit                                                                        -                127                190
                                                                             ---------------    ---------------     --------------
Loss from operations                                                                      -               (298)              (353)
Loss on disposal, net of tax benefits of $240 in 1999 and $131 in 1998                 (400)              (223)                 -
                                                                             ---------------    ---------------     --------------
Loss from discontinued operations, net of taxes                                      $ (400)           $  (521)            $ (353)
                                                                             ===============    ===============     ==============


                                      B15

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS

    Fixed Maturities and Equity Securities

    The following tables provide additional information relating to fixed maturities and equity securities (excluding trading account assets) as of December 31:

                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,594         $     36         $    236        $  5,394

Obligations of U.S. states and
  their political subdivisions                                     2,437               41              118           2,360

Foreign government bonds                                           4,590              140               90           4,640

Corporate securities                                              57,503              580            2,431          55,652

Mortgage-backed securities                                         6,566               96              135           6,527

Other                                                                125                -                1             124
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,815         $    893         $  3,011        $ 74,697
                                                             ==============================================================

Equity securities available for sale                            $  2,531         $    829         $     96        $  3,264
                                                             ==============================================================


                                                                                           1999
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        81                1                3              79

Foreign government bonds                                             214               11                1             224

Corporate securities                                              13,883              280              408          13,755

Mortgage-backed securities                                             1                -                -               1

Other                                                                 53                -                5              48
                                                             --------------------------------------------------------------

Total fixed maturities held to maturity                         $ 14,237         $    292         $    417        $ 14,112
                                                             ==============================================================


                                      B16

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities available for sale
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $  5,761         $    580          $     9        $  6,332

Obligations of U.S. states and
  their political subdivisions                                     2,672              204                1           2,875

Foreign government bonds                                           3,486              258               59           3,685

Corporate securities                                              57,043            2,540              546          59,037

Mortgage-backed securities                                         7,935              208               14           8,129

Other                                                                100                -                -             100
                                                             --------------------------------------------------------------
Total fixed maturities available for sale                       $ 76,997         $  3,790         $    629        $ 80,158
                                                             ==============================================================

Equity securities available for sale                            $  2,583         $    472         $    296        $  2,759
                                                             ==============================================================


                                                                                           1998
                                                             --------------------------------------------------------------
                                                                                 Gross           Gross          Estimated
                                                              Amortized       Unrealized       Unrealized         Fair
                                                                Cost             Gains           Losses           Value
                                                             ------------     ------------    -------------    ------------
                                                                                        (In Millions)
Fixed maturities held to maturity
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies                     $      5         $      -         $      -        $      5

Obligations of U.S. states and
  their political subdivisions                                        62                2                1              63

Foreign government bonds                                             216                8                1             223

Corporate securities                                              16,514            1,092               48          17,558

Mortgage-backed securities                                             1                -                -               1

Other                                                                 50                6                -              56
                                                             --------------------------------------------------------------
Total fixed maturities held to maturity                         $ 16,848         $  1,108         $     50        $ 17,906
                                                             ==============================================================


                                      B17

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   The amortized cost and estimated fair value of fixed maturities by contractual maturities at December 31, 1999, is shown below:


                                                             Available for Sale                          Held to Maturity
                                                     ----------------------------------        ----------------------------------
                                                                           Estimated                                 Estimated
                                                       Amortized             Fair                Amortized             Fair
                                                          Cost               Value                  Cost               Value
                                                     ---------------     --------------        ---------------     --------------
                                                                (In Millions)                             (In Millions)

Due in one year or less                                    $  3,171           $  3,166               $    671           $    671
Due after one year through five years                        18,132             17,911                  4,063              4,078
Due after five years through ten years                       19,249             18,725                  5,449              5,345
Due after ten years                                          29,697             28,368                  4,053              4,017
Mortgage-backed securities                                    6,566              6,527                      1                  1
                                                     ---------------     --------------        ---------------     --------------

     Total                                                 $ 76,815           $ 74,697               $ 14,237           $ 14,112
                                                     ===============     ==============        ===============     ==============


   Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations.

   Proceeds from the repayment of held to maturity fixed maturities during 1999, 1998 and 1997 were $4,957 million, $4,466 million, and $4,042 million, respectively. Gross gains of $73 million, $135 million, and $62 million, and gross losses of $0 million, $2 million, and $1 million were realized on prepayment of held to maturity fixed maturities during 1999, 1998 and 1997, respectively.

   Proceeds from the sale of available for sale fixed maturities during 1999, 1998 and 1997 were $117,547 million, $119,096 million and $120,604 million, respectively. Proceeds from the maturity of available for sale fixed maturities during 1999, 1998 and 1997 were $3,328 million, $4,055 million and $2,946 million, respectively. Gross gains of $884 million, $1,765 million and $1,310 million, and gross losses of $1,231 million, $443 million and $639 million were realized on sales and prepayments of available for sale fixed maturities during 1999, 1998 and 1997, respectively.

   Writedowns for impairments which were deemed to be other than temporary for fixed maturities were $266 million, $96 million and $13 million and for equity securities were $205 million, $95 million and $31 million for the years 1999, 1998 and 1997, respectively.

   During the years ended December 31, 1999 and 1998, certain securities classified as held to maturity were either sold or transferred to the available for sale portfolio. These actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold or transferred was $230 million in 1999 and $73 million in 1998. Gross unrealized investment losses of $5 million in 1999 and $.4 million in 1998 were recorded in "Accumulated other comprehensive income" at the time of the transfer. Prior to transfer, impairments related to these securities, if any, were included in "Realized investment gains, net." Realized gains on securities sold were $3 million in 1999.


                                       B18

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


   Mortgage Loans on Real Estate
   The Company's mortgage loans were collateralized by the following property types at December 31:

                                                         Amount          Percentage            Amount          Percentage
                                                      (In Millions)       of Total         (In Millions)        of Total
                                                                   1999                                  1998
                                                     ----------------------------------    ---------------------------------
Office Buildings                                            $  3,960             24.1%           $  4,156             25.3%
Retail stores                                                  2,627             15.9%              2,866             17.4%
Residential properties                                           662              4.0%                716              4.3%
Apartment complexes                                            4,508             27.3%              4,179             25.4%
Industrial buildings                                           2,161             13.1%              1,971             12.0%
Agricultural properties                                        1,959             11.9%              1,936             11.8%
Other                                                            612              3.7%                619              3.8%
                                                     ----------------  ----------------    ---------------   ---------------
  Subtotal                                                    16,489              100%             16,443              100%
                                                                       ================                      ===============
Allowance for losses                                            (221)                                (427)
                                                     ----------------                      ---------------
Net carrying value                                          $ 16,268                             $ 16,016
                                                     ================                      ===============


   The mortgage loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (23.4%) and New York (10.1%) at December 31, 1999. Mortgage loans receivable at December 31, 1998 include $87 million from non-consolidated joint ventures.

   Activity in the allowance for losses for all mortgage loans, for the years ended December 31, is summarized as follows:


                                                           1999                1998               1997
                                                     -----------------   -----------------  -----------------
                                                                          (In Millions)
Allowance for losses, beginning of year                         $ 427               $ 450              $ 515
Release of allowance for losses                                  (201)                  -                (41)
Charge-offs, net of recoveries                                     (5)                (23)               (24)
                                                     -----------------   -----------------  -----------------
Allowance for losses, end of year                               $ 221               $ 427              $ 450
                                                     =================   =================  =================


   The $201 million reduction of the mortgage loan allowance for losses in 1999 is primarily attributable to the improved economic climate, changes in the nature and mix of borrowers and underlying collateral and a decrease in impaired loans.

   Impaired mortgage loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

                                                                          1999                1998
                                                                    -----------------   -----------------
                                                                                (In Millions)
Impaired mortgage loans with allowance for losses                              $ 411             $   501
Impaired mortgage loans with no allowance for losses                             283                 572
Allowance for losses, end of year                                                (24)                (45)
                                                                    -----------------   -----------------
Net carrying value of impaired mortgage loans                                  $ 670             $ 1,028
                                                                    =================   =================


                                       B19

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Impaired mortgage loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in impaired loans before allowance for losses was $884 million, $1,329 million and $2,102 million during 1999, 1998 and 1997, respectively. Net investment income recognized on these loans totaled $55 million, $94 million and $140 million for the years ended December 31, 1999, 1998 and 1997, respectively.

   Investment Real Estate
   "Investment real estate" of $770 million and $675 million at December 31, 1999 and 1998, respectively, is directly owned. Of the Company's real estate, $293 million and $675 million consists of commercial and agricultural assets held for disposal at December 31, 1999 and 1998, respectively. Impairment losses amounted to $3 million, $8 million and $40 million for the years ended December 31, 1999, 1998 and 1997, respectively, and are included in "Realized investment gains, net."

   Restricted Assets and Special Deposits
   Assets of $4,463 million and $2,803 million at December 31, 1999 and 1998, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. Additionally, assets valued at $2,325 million and $3,898 million at December 31, 1999 and 1998, respectively, were held in voluntary trusts. Of these amounts, $1,553 million and $3,131 million at December 31, 1999 and 1998, respectively, related to the multi-state policyholder settlement described in Note 15. The remainder relates to trusts established to fund guaranteed dividends to certain policyholders and to fund certain employee benefits. Assets valued at $128 million and $173 million at December 31, 1999 and 1998, respectively, were pledged as collateral for bank loans and other financing agreements. Restricted cash and securities of $4,082 million and $2,366 million at December 31, 1999 and 1998, respectively, were included in the Consolidated Statements of Financial Position in "Other assets." The restricted cash represents funds deposited by clients and funds accruing to clients as a result of trades or contracts.

   Other Long-Term Investments
   The Company's "Other long-term investments" of $4,087 million and $3,474 million as of December 31, 1999 and 1998, respectively, are comprised of $1,212 million and $1,133 million in real estate related interests and $2,875 million and $2,341 million of non-real estate related interests. Net investment income from other long-term investments was $365 million, $311 million and $443 million for 1999, 1998 and 1997, respectively.


                                       B20

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Investment Income and Investment Gains and Losses

   Net investment income arose from the following sources for the years ended December 31:

                                                                1999              1998               1997
                                                            -------------      ------------      -------------
                                                                              (In Millions)

Fixed maturities - available for sale                            $ 5,450           $ 5,366            $ 5,074
Fixed maturities - held to maturity                                1,217             1,406              1,622
Trading account assets                                               622               677                504
Equity securities - available for sale                                63                54                 52
Mortgage loans on real estate                                      1,401             1,525              1,555
Investment real estate                                               101               230                565
Policy loans                                                         448               410                396
Securities purchased under agreements to resell                       25                18                 15
Broker-dealer related receivables                                    976               836                706
Short-term investments                                               642               725                697
Other investment income                                              354               430                535
                                                            -------------      ------------      -------------

Gross investment income                                           11,299            11,677             11,721
Less investment expenses                                          (1,824)           (2,035)            (2,027)
                                                            -------------      ------------      -------------

     Subtotal                                                      9,475             9,642              9,694
Less amount relating to discontinued operations                      (51)             (107)              (212)
                                                            -------------      ------------      -------------

Net investment income                                            $ 9,424           $ 9,535            $ 9,482
                                                            =============      ============      =============



                                       B21

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)

   Realized investment gains, net, for the years ended December 31, were from the following sources:

                                                                     1999                1998                1997
                                                                ---------------     ---------------     ---------------
                                                                                    (In Millions)
Fixed maturities                                                       $  (557)            $ 1,381             $   684
Equity securities - available for sale                                     223                 427                 363
Mortgage loans on real estate                                              209                  22                  68
Investment real estate                                                     106                 642                 700
Joint ventures and limited partnerships                                    656                 454                 289
Derivatives                                                                305                (263)                108
Other                                                                      (27)                  8                  (3)
                                                                ---------------     ---------------     ---------------
     Subtotal                                                              915               2,671               2,209
Less amount related to discontinued operations                               9                 (30)                (41)
                                                                ---------------     ---------------     ---------------
Realized investment gains, net                                         $   924             $ 2,641             $ 2,168
                                                                ===============     ===============     ===============



    The "joint ventures and limited partnerships" category includes net realized investment gains relating to real estate joint ventures' and partnerships' sales of their underlying invested assets, as described more fully in Note 2, "Other long-term investments," amounting to $114 million, $177 million and $56 million in 1999, 1998 and 1997, respectively.

    Based on the carrying value, assets categorized as "non-income producing" for the year ended December 31, 1999 included in fixed maturities available for sale, mortgage loans on real estate and other long-term investments totaled $15 million, $25 million and $1 million, respectively.

    Net  Unrealized Investment Gains/Losses
    Net unrealized investment gains on securities available for sale and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income." Changes in these amounts include reclassification adjustments to avoid including in "Other comprehensive income/(loss)" those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive income/(loss)" in earlier periods. The amounts for the years ended December 31, are as follows:


                                       B22

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


                                                                Impact of unrealized investment gains (losses) on:
                                                                ---------------------------------------------------------
                                                                    Deferred
                                                Unrealized           policy            Future             Deferred
                                             gains(losses) on     acquisition          policy            income tax
                                                investments          costs            benefits       (liability)benefit
                                            ------------------  ---------------  ----------------  ----------------------
                                                                                   (In Millions)

Balance, December 31, 1996                        $ 2,527           $  (193)           $  (573)            $  (625)

Net investment gains (losses) on
investments arising during the
period                                              2,667                 -                  -                (961)

Reclassification adjustment for
gains included in net income                         (986)                -                  -                 355

Impact of net unrealized investment                     -              (154)                 -                  55
gains on deferred policy acquisition
costs

Impact of net unrealized investment                     -                 -               (563)                203
gains on future policy benefits
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1997                          4,208              (347)            (1,136)               (973)

Net investment gains (losses) on
investments arising during the
period                                                804                 -                  -                (282)

Reclassification adjustment for
gains included in net income                       (1,675)                -                  -                 588

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                   -                98                  -                 (36)

Impact of net unrealized investment
gains on future policy benefits                         -                 -                 38                 (15)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1998                          3,337              (249)            (1,098)               (718)

Net investment gains (losses) on
investments arising during the
period                                             (5,089)                -                  -               1,845

Reclassification adjustment for
gains included in net income                          404                 -                  -                (146)

Impact of net unrealized investment
losses on deferred policy acquisition                   -               566                  -                (213)
costs

Impact of net unrealized investment
losses on future policy benefits                        -                 -              1,095                (394)
                                            ------------------  ---------------  ----------------  ----------------------

Balance, December 31, 1999                       $ (1,348)         $    317           $     (3)           $    374
                                            ==================  ===============  ================  ======================



                                                              Accumulated
                                                                other
                                                            comprehensive
                                                            income/(loss)
                                                            related to net
                                                              unrealized
                                                              investment
                                                            gains (losses)
                                                          ------------------

Balance, December 31, 1996                                       $ 1,136

Net investment gains (losses) on
investments arising during the
period                                                             1,706

Reclassification adjustment for
gains included in net income                                        (631)

Impact of net unrealized investment                                  (99)
gains on deferred policy acquisition
costs

Impact of net unrealized investment                                 (360)
gains on future policy benefits
                                                          ------------------

Balance, December 31, 1997                                         1,752

Net investment gains (losses) on
investments arising during the
period                                                               522

Reclassification adjustment for
gains included in net income                                      (1,087)

Impact of net unrealized investment
gains on deferred policy acquisition
costs                                                                 62

Impact of net unrealized investment
gains on future policy benefits                                       23
                                                          ------------------

Balance, December 31, 1998                                         1,272

Net investment gains (losses) on
investments arising during the
period                                                            (3,244)

Reclassification adjustment for
gains included in net income                                         258

Impact of net unrealized investment
losses on deferred policy acquisition                                353
costs

Impact of net unrealized investment
losses on future policy benefits                                     701
                                                          ------------------

Balance, December 31, 1999                                       $  (660)
                                                          ==================


                                       B23

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

4. INVESTMENTS (continued)


    The table below presents unrealized gains (losses) on investments by asset class:

                                                                As of December 31,
                                                   1999                1998               1997
                                              -------------      ---------------      -------------
                                                                   (In Millions)
Fixed maturities                                  $ (2,118)             $ 3,161            $ 3,774
Equity securities                                      733                  176                434
Other long-term investments                             37                    -                  -
                                              -------------      ---------------      -------------
Unrealized gains (losses) on investments          $ (1,348)             $ 3,337            $ 4,208
                                              =============      ===============      =============


5. DEFERRED POLICY ACQUISITION COSTS

    The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:


                                                            1999       1998        1997
                                                          ---------  ----------  ----------
                                                                     (In Millions)
Balance, beginning of year                                 $ 6,462     $ 6,083     $ 6,095
Capitalization of commissions, sales and issue
  expenses                                                   1,333       1,313       1,409
Amortization                                                (1,155)     (1,139)     (1,176)
Change in unrealized investment gains                          566          98        (154)
Foreign currency translation                                   118         107         (91)
                                                          ---------  ----------  ----------
Balance, end of year                                       $ 7,324     $ 6,462     $ 6,083
                                                          =========  ==========  ==========


6. POLICYHOLDERS' LIABILITIES

    Future policy benefits at December 31, are as follows:

                                                   1999         1998
                                                  --------     --------
                                                      (In Millions)
Life insurance                                    $ 51,667     $ 48,981
Annuities                                           14,138       15,360
Other contract liabilities                           2,264        2,718
                                                  --------     --------
Total future policy benefits                      $ 68,069     $ 67,059
                                                  ========     ========


     The majority of the Company's participating insurance is in its domestic individual life insurance business. Participating insurance represented approximately 90% of domestic individual life insurance inforce and approximately 90% of domestic individual life insurance premiums for 1999, 1998 and 1997. Revenues and expenses of this business come directly from the underlying policies and supporting assets.


                                      B24

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends, premium deficiency reserves and certain health benefits. Annuity liabilities include reserves for immediate annuities and life contingent group annuities. Other contract liabilities primarily consist of unearned premium and benefit reserves for group health products.

     The following table highlights the key assumptions generally utilized in calculating these reserves:

          Product                       Mortality                    Interest Rate               Estimation Method
----------------------------    ---------------------------    --------------------------    ---------------------------
Life insurance                  Generally, rates                     2.5% to 11.5%           Net level premium
                                guaranteed in calculating                                    based on non-forfeiture
                                cash surrender values                                        interest rate

Individual annuities            1971 and 1983 Individual             3.5% to 13.4%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Group annuities                 1950 and 1971 Group                  3.8% to 17.3%           Present value of
                                Annuity Mortality                                            expected future payments
                                Tables with certain                                          based on historical
                                modifications                                                experience

Other contract liabilities                                           2.5% to 11.5%           Present value of
                                                                                             expected future payments
                                                                                             based on historical
                                                                                             experience


     Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long duration, traditional and non-participating annuities, and for certain individual health policies. Liabilities of $1,930 million and $1,844 million is included in "Future policy benefits" with respect to these deficiencies at December 31, 1999 and 1998, respectively.

     Policyholders' account balances at December 31, are as follows:

                                                                                1999              1998
                                                                             ------------      ------------
                                                                                     (In Millions)
Individual annuities                                                            $  4,612          $  4,997
Group annuities                                                                    2,176             2,362
Guaranteed investment contracts and guaranteed interest accounts                  13,429            14,408
Interest-sensitive life contracts                                                  3,607             3,566
Dividend accumulations and other                                                   7,754             7,765
                                                                             ------------      ------------
Policyholders' account balances                                                 $ 31,578          $ 33,098
                                                                             ============      ============


                                      B25

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

     Policyholders' account balances for interest-sensitive life and investment-type contracts represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges.

     Certain contract provisions that determine the policyholder account balances are as follows:

                                                                                         Withdrawal/
                   Product                             Interest Rate                  Surrender Charges
----------------------------------------------   --------------------------   -----------------------------------

Individual annuities                                   3.0% to 11.3%          0% to 8% for up to 8 years

Group annuities                                        2.0% to 13.9%          Contractually limited or subject
                                                                              to market value adjustment

Guaranteed investment contracts and                    3.9% to 15.4%          Generally, subject to market value
Guaranteed interest accounts                                                  withdrawal provisions for any funds
                                                                              withdrawn other than for benefit
                                                                              responsive and contractual payments

Interest-sensitive life contracts                      2.0% to 6.0%           Various up to 10 years

Dividend accumulations and other                       3.0% to 7.0%           Withdrawal or surrender
                                                                              contractually limited or subject
                                                                              to market value adjustment


                                      B26

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. POLICYHOLDERS' LIABILITIES (continued)

    Unpaid claims and claim adjustment expenses. The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for property and casualty insurance, which includes the Company's personal lines automobile and homeowner's business, as well as the Company's wind-down commercial lines business, primarily environmental and asbestos-related claims, and accident and health insurance at December 31:

                                                                      1999                               1998
                                                        --------------------------------   -------------------------------
                                                          Accident          Property         Accident         Property
                                                         and Health       and Casualty      and Health      and Casualty
                                                        --------------   ---------------   --------------   --------------
                                                                                   (In Millions)

Balance at January 1                                          $ 1,090           $ 2,716          $ 1,857          $ 2,956
Less reinsurance recoverables, net                                 52               533              810              535
                                                        --------------   ---------------   --------------   --------------
Net balance at January 1                                        1,038             2,183            1,047            2,421
                                                        --------------   ---------------   --------------   --------------
Incurred related to:

   Current year                                                 4,110             1,249            6,132            1,314
   Prior years                                                    (72)              (54)             (15)            (154)
                                                        --------------   ---------------   --------------   --------------
Total incurred                                                  4,038             1,195            6,117            1,160
                                                        --------------   ---------------   --------------   --------------
Paid related to:

   Current year                                                 3,397               700            5,287              717
   Prior years                                                    672               720              839              681
                                                        --------------   ---------------   --------------   --------------
Total paid                                                      4,069             1,420            6,126            1,398
                                                        --------------   ---------------   --------------   --------------
  Disposal of healthcare business (See Note 3)                   (965)                -                -                -
                                                        --------------   ---------------   --------------   --------------
Net balance at December 31                                         42             1,958            1,038            2,183
Plus reinsurance recoverables, net                                378               451               52              533
                                                        --------------   ---------------   --------------   --------------
Balance at December 31                                        $   420           $ 2,409          $ 1,090          $ 2,716
                                                        ==============   ===============   ==============   ==============


                                                                      1997
                                                        --------------------------------
                                                          Accident          Property
                                                         and Health       and Casualty
                                                        --------------   ---------------
                                                                  (In Millions)

Balance at January 1                                          $ 1,932           $ 3,076
Less reinsurance recoverables, net                                 10               553
                                                        --------------   ---------------
Net balance at January 1                                        1,922             2,523
                                                        --------------   ---------------
Incurred related to:

   Current year                                                 8,379             1,484
   Prior years                                                     63               (50)
                                                        --------------   ---------------
Total incurred                                                  8,442             1,434
                                                        --------------   ---------------
Paid related to:

   Current year                                                 6,673               739
   Prior years                                                  1,842               797
                                                        --------------   ---------------
Total paid                                                      8,515             1,536
                                                        --------------   ---------------
  Disposal of healthcare business (See Note 3)                      -                 -
                                                        --------------   ---------------
Net balance at December 31                                      1,849             2,421
Plus reinsurance recoverables, net                                  8               535
                                                        --------------   ---------------
Balance at December 31                                        $ 1,857           $ 2,956
                                                        ==============   ===============


     The Accident and Health reinsurance recoverable balance at December 31, 1999 includes $371 million attributable to the Company's discontinued healthcare business. The Accident and Health balance at December 31, 1998 and 1997 includes amounts attributable to the Company's discontinued healthcare business of $1,026 million and $1,693 million, respectively.

     The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company's experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statement of Operations periodically as the estimates are revised. Accident and Health unpaid claims liabilities are discounted using interest rates ranging from 3.5% to 7.5%.

     In 1999, 1998 and 1997, the amounts incurred for claims and claim adjustment expenses for property and casualty related to prior years were primarily driven by lower than anticipated losses for the auto line of business.

     The amounts incurred for claims and claim adjustment expense for Accident and Health related to prior years are primarily due to factors including changes in claim cost trends and an accelerated decline in the indemnity health business.


                                      B27

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. REINSURANCE

     The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Property-casualty reinsurance is placed on a pro-rata basis and excess of loss, including stop loss, basis. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

     The tables presented below exclude amounts pertaining to the Company's discontinued healthcare operations. See Note 3 for a discussion of the Company's coinsurance agreement with Aetna.

     Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

                                        1999          1998          1997
                                      ---------     ---------     ---------
                                                  (In Millions)
Direct premiums                       $ 10,068       $ 9,637       $ 9,667
     Reinsurance assumed                    66            65            64
     Reinsurance ceded                    (659)         (678)         (716)
                                      ---------     ---------     ---------
Premiums                               $ 9,475       $ 9,024       $ 9,015
                                      =========     =========     =========
Policyholders' benefits ceded          $   483       $   510       $   530
                                      =========     =========     =========


     Reinsurance recoverables, included in "Other assets" in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                        1999          1998
                                      ----------    ----------
                                           (In Millions)
Life insurance                          $   576       $   620
Property-casualty                           473           564
Other reinsurance                            90            92
                                      ----------    ----------
                                        $ 1,139       $ 1,276
                                      ==========    ==========


     Two major reinsurance companies account for approximately 58% of the reinsurance recoverable at December 31, 1999. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.


                                      B28

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


8.  SHORT-TERM AND LONG-TERM DEBT

     Debt consists of the following at December 31:

Short-term debt

                                       1999          1998
                                    -----------    ----------
                                           (In Millions)
Commercial paper (b)                  $  7,506      $  7,057
Notes payable                            2,598         2,164
Current portion of long-term debt          754           861
                                    -----------    ----------

Total short-term debt                 $ 10,858      $ 10,082
                                    ===========    ==========

    The weighted average interest rate on outstanding short-term debt was approximately 5.2% and 5.4% at December 31, 1999 and 1998, respectively.

Long-term debt

Description                                      Maturity Dates                     Rate                 1999              1998
-----------                                     -----------------------     -------------------      ------------      ------------
                                                                                                              (In Millions)

     Fixed rate notes                                 2000 - 2023              .50% - 12.28%              $ 1,161           $ 1,480
     Floating rate notes ("FRN")                      2000 - 2003                   (a)                       865               767
     Surplus notes                                    2003 - 2025              6.875% - 8.30%                 987               987
     Commercial paper backed by long-term
          credit agreement (b)                                                                              2,500             1,500
                                                                                                      ------------      ------------
          Total long-term debt                                                                            $ 5,513           $ 4,734
                                                                                                      ============      ============


(a) Floating interest rates are generally based on such rates as LIBOR, Constant Maturity Treasury, or the Federal Funds Rate. Interest on the FRN's ranged from 6.17% to 14.00% for 1999 and 1998, respectively. Included in the floating rate notes are equity indexed instruments. The Company issued an S&P 500 index linked note of $29 million in September of 1997. The interest rate on the note is based on the appreciation of the S&P 500 index, with a contractual cap of 14%. At December 31, 1999 and 1998, the rate was 14%. Excluding this note, floating interest rates ranged from 6.17% to 9.54% for 1999 and 4.04% to 7.9% for 1998.

(b) At December 31, 1999 and 1998, the Company classified $2.5 billion and $1.5 billion, respectively, of its commercial paper as long-term debt. This classification is supported by long-term syndicated credit line agreements. The Company has the ability and intent to use these agreements, if necessary, to refinance commercial paper on a long-term basis.


                                      B29

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


    The following table summarizes the Company's use of the proceeds from issuing long-term debt:

                                                  1999              1998
                                             ---------------   ----------------
                                                       (In Millions)

Corporate                                           $ 1,782            $ 1,917
Investment related                                    1,121                751
Securities business related                           2,610              2,066
                                             ---------------   ----------------
          Total long-term debt                      $ 5,513            $ 4,734
                                             ===============   ================


    The net proceeds from the issuance of the Company's long-term debt may be used for general corporate purposes. This includes investing in equity and debt securities of subsidiaries, advancing funds to its subsidiaries for liquidity and operational purposes, and supporting liquidity of the Company's other businesses.

    Investment related long-term debt consists of debt issued to finance specific investment assets or portfolios of investment assets including real estate, institutional spread lending investment portfolios and real estate related investments held in consolidated joint ventures.

    Securities business related long-term debt consists of debt issued to finance primarily the liquidity of the Company's securities business. Loans made by the Company to its securities subsidiaries using the proceeds from the Company's issuance of long-term debt may be made on a long-term, short-term, or subordinated basis, depending on the particular requirements of its securities business.

    Payment of interest and principal on the surplus notes issued after 1993, of which $688 million were outstanding at December 31, 1999 and 1998, may be made only with the prior approval of the Commissioner of Insurance of the State of New Jersey.

    In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. The effect of these derivative instruments is included in the calculation of the interest expense on the associated debt, and as a result, the effective interest rates on the debt may differ from the rates reflected in the tables above. Floating rates are determined by formulas and may be subject to certain minimum or maximum rates.


Scheduled principal repayment of long-term debt                 (In Millions)
                 2001                                                   $   738
                 2002                                                     1,942
                 2003                                                       459
                 2004                                                     1,334
                 2005                                                        58
          2006 and thereafter                                               982
                                                              ------------------
                 Total                                                  $ 5,513
                                                              ==================


     At December 31, 1999, the Company had $9,934 million in lines of credit from numerous financial institutions of which $7,947 million were unused. These lines of credit generally have terms ranging from one to five years.

     The Company issues commercial paper primarily to manage operating cash flows and existing commitments, meet working capital needs and take advantage of current investment opportunities. A portion of commercial


                                       B30

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. SHORT-TERM AND LONG-TERM DEBT (continued)


     paper borrowings are supported by various lines of credit referred to above. At December 31, 1999 and 1998, the weighted average maturity of commercial paper outstanding was 23 and 21 days, respectively.

     Interest expense for short-term and long-term debt is $863 million, $920 million, and $743 million for the years ended December 31, 1999, 1998 and 1997, respectively. Securities business related interest expense of $254 million, $288 million, and $248 million in 1999, 1998 and 1997, respectively, is included in "Net investment income."

9.  EMPLOYEE BENEFIT PLANS

     Pension and Other Postretirement Plans
     The Company has funded non-contributory defined benefit pension plans which cover substantially all of its employees. The Company also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits are generally based on career average earnings and credited length of service. The Company's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Service contribution guidelines.

     The Company provides certain life insurance and healthcare benefits ("Other postretirement benefits") for its retired employees, their beneficiaries and covered dependents. The healthcare plan is contributory; the life insurance plan is non-contributory.

     Substantially all of the Company's employees may become eligible to receive benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. These benefits are funded as considered necessary by Company management.

     The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

     Prepaid and accrued benefits costs are included in "Other assets" and "Other liabilities," respectively, in the Company's Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:



                                      B31

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)


                                                                                                                Other
                                                                     Pension Benefits                  Postretirement Benefits
                                                             ----------------------------------    ---------------------------------
                                                                  1999               1998               1999              1998
                                                             ---------------    ---------------    ---------------    --------------
                                                                                          (In Millions)
Change in benefit obligation:

Benefit obligation at the beginning of period                      $ (6,309)          $ (5,557)          $ (2,213)         $ (2,128)
Service cost                                                           (193)              (159)               (39)              (35)
Interest cost                                                          (410)              (397)              (141)             (142)
Plan participants' contributions                                          -                  -                 (6)               (6)
Amendments                                                               (2)               (58)                (2)                -
Actuarial gains (losses)                                                974               (600)               312               (31)
Contractual termination benefits                                        (53)               (30)                 -                 -
Special termination benefits                                            (51)                 -                 (2)                -
Curtailment                                                             206                  -                 43                 -
Benefits paid                                                           408                485                108               128
Foreign currency changes                                                  -                  7                 (1)                1
                                                             ---------------    ---------------    ---------------    --------------
Benefit obligation at end of period                                $ (5,430)          $ (6,309)          $ (1,941)         $ (2,213)
                                                             ===============    ===============    ===============    ==============

Change in plan assets:

Fair value of plan assets at beginning of period                    $ 8,427            $ 8,489            $ 1,422           $ 1,354
Actual return on plan assets                                          1,442                445                213               146
Transfer to third party                                                 (14)                (4)                 -                 -
Contribution from pension plan                                            -                  -                  -                31
Employer contributions                                                   21                 25                 15                13
Plan participants' contributions                                          -                  -                  6                 6
Withdrawal under IRS Section 420                                          -                (36)                 -                 -
Benefits paid                                                          (408)              (485)              (108)             (128)
Foreign currency changes                                                  -                 (7)                 -                 -
                                                             ---------------    ---------------    ---------------    --------------
Fair value of plan assets at end of period                          $ 9,468            $ 8,427            $ 1,548           $ 1,422
                                                             ===============    ===============    ===============    ==============

Funded status:

Funded status at end of period                                      $ 4,038            $ 2,118             $ (393)           $ (791)
Unrecognized transition (asset) liability                              (448)              (554)               462               660
Unrecognized prior service cost                                         225                335                  2                 -
Unrecognized actuarial net (gain)                                    (2,514)              (813)              (746)             (353)
Effects of fourth quarter activity                                       (3)                (9)                 -                 2
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============

Amounts recognized in the Statements of
Financial Position consist of:

Prepaid benefit cost                                                $ 1,601            $ 1,348             $    -            $    -
Accrued benefit liability                                              (316)              (287)              (675)             (482)
Intangible asset                                                          6                  7                  -                 -
Accumulated other comprehensive income                                    7                  9                  -                 -
                                                             ---------------    ---------------    ---------------    --------------
Net amount recognized                                               $ 1,298            $ 1,077             $ (675)           $ (482)
                                                             ===============    ===============    ===============    ==============


                                      B32

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $401 million, $309 million and $0, respectively, as of September 30, 1999 and $384 million, $284 million and $0, respectively, as of September 30, 1998.

     The effects of fourth quarter activity are summarized as follows:

                                                                                              Other
                                                   Pension Benefits                  Postretirement Benefits
                                           ---------------------------------     ---------------------------------
                                               1999               1998               1999               1998
                                           --------------     --------------     --------------     --------------
                                                                         (In Millions)
Contractual termination benefits                    $ (9)             $ (14)               $ -                $ -
Employer contributions                                 6                  5                  -                  2
                                           --------------     --------------     --------------     --------------
Effects of 4th quarter activity                     $ (3)              $ (9)               $ -                $ 2
                                           ==============     ==============     ==============     ==============


     Pension plan assets consist primarily of equity securities, bonds, real estate and short-term investments, of which $6,534 million and $5,926 million are included in Separate Account assets and liabilities at September 30, 1999 and 1998, respectively.

     Other postretirement plan assets consist of group and individual life insurance policies, group life and health contracts, common stocks, corporate debt securities, U.S. government securities and short-term investments. During 1999 the assets of group life and health contracts were transferred into common stocks, debt securities and short-term investments. Plan assets include $434 million and $1,018 million of Company insurance policies and contracts at September 30, 1999 and 1998, respectively.

     The Prudential Plan was amended during the time period presented to provide contractual termination benefits to certain plan participants whose employment had been terminated. Costs related to these amendments are reflected in contractual termination benefits that follow.


                                      B33

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Net periodic benefit cost included in "General and administrative expenses" in the Company's Consolidated Statements of Operations for the years ended December 31, includes the following components:


                                                              Pension Benefits                  Other Postretirement Benefits
                                                 ----------------------------------------------------------------------------------
                                                    1999          1998          1997          1999          1998          1997
                                                 -----------   -----------   -----------   ------------  ------------  ------------
                                                                                   (In Millions)
Components of net periodic benefits
costs:

Service cost                                          $ 193         $ 159         $ 127           $ 39          $ 35          $ 38
Interest cost                                           410           397           376            141           142           149
Expected return on plan assets                         (724)         (674)         (617)          (121)         (119)          (87)
Amortization of transition amount                      (106)         (106)         (106)            47            47            50
Amortization of prior service cost                       45            45            42              -             -             -
Amortization of actuarial net (gain) loss                 4             1             -            (10)          (13)          (13)
Special termination benefits                             51             -             -              2             -             -
Curtailment (gain) loss                                (122)            5             -            108             -             -
Contractual termination benefits                         48            14            30              -             -             -
                                                 -----------   -----------   -----------   ------------  ------------  ------------
     Subtotal                                          (201)         (159)         (148)           206            92           137
Less amounts related to discontinued operations          84            25             -           (130)          (34)          (38)
                                                 -----------   -----------   -----------   ------------  ------------  ------------
Net periodic (benefit) cost                          $ (117)       $ (134)       $ (148)          $ 76          $ 58          $ 99
                                                 ===========   ===========   ===========   ============  ============  ============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amounts were included in loss on disposal of healthcare operations. See Note 3 for discussion of the disposal of the Company's healthcare business. Discontinued operations for pension benefits in 1999 includes $122 million of curtailment gains and $51 million of special termination benefit costs. Discontinued operations for postretirement benefits in 1999 includes $108 million of curtailment losses and $2 million of special termination benefit costs.

     The assumptions at September 30, used by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the subsequent year are as follows:


                                                    Pension Benefits                       Other Postretirement Benefits
                                          -------------------------------------  --------------------------------------------------
                                            1999          1998         1997           1999             1998               1997
                                          ----------   -----------  -----------  ---------------   --------------     -------------

Weighted-average assumptions:

Discount rate (beginning of period)         6.50%        7.25%        7.75%          6.50%             7.25%              7.75%
Discount rate (end of period)               7.75%        6.50%        7.25%          7.75%             6.50%              7.25%
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (beginning of period)
Rate of increase in compensation            4.50%        4.50%        4.50%          4.50%             4.50%              4.50%
     levels (end of period)
Expected return on plan assets              9.50%        9.50%        9.50%          9.00%             9.00%              9.00%
Health care cost trend rates                  -            -            -         7.50 - 9.80%     7.80 - 11.00%      8.20 - 11.80%
Ultimate health care cost trend rate          -            -            -            5.00%             5.00%              5.00%
   after gradual decrease until 2006


                                      B34

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9.  EMPLOYEE BENEFIT PLANS (continued)

     Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

                                                              Other
                                                      Postretirement Benefits
                                                   ----------------------------
                                                              1999
                                                          ------------
                                                          (In Millions)
One percentage point increase

Increase in total service and interest costs                    $ 25
Increase in postretirement benefit obligation                    200

One percentage point decrease

Decrease in total service and interest costs                    $ 20
Decrease in postretirement benefit obligation                    167


     Postemployment Benefits
     The Company accrues postemployment benefits primarily for life and health benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 1999 and 1998 was $157 million and $135 million, respectively, and is included in "Other liabilities."

     Other Employee Benefits
     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 3% of annual salary. The matching contributions by the Company included in "General and administrative expenses" are as follows:

                                                                            401(k) Company Match
                                                             ---------------------------------------------------
                                                                 1999               1998              1997
                                                             --------------    ---------------    --------------
                                                                               (In Millions)
Company match                                                         $ 60               $ 54              $ 63
Less amounts related to discontinued operations                         (8)               (14)              (16)
                                                             --------------    ---------------    --------------
401(k) Company match included in
     general and administrative expenses                              $ 52               $ 40              $ 47
                                                             ==============    ===============    ==============


     Discontinued operations amounts for 1998 and 1997 were included in loss from healthcare operations. The 1999 amount was included in loss on disposal of healthcare operations.



                                      B35

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES

     The components of income tax expense for the years ended December 31, were as follows:


                                                             1999                1998               1997
                                                         --------------      --------------     --------------
                                                                             (In Millions)
Current tax expense (benefit):
            U.S.                                                 $ 614               $ 883              $ (14)
            State and local                                         84                  54                 51
            Foreign                                                 (8)                148                 64
                                                         --------------      --------------     --------------
            Total                                                  690               1,085                101

Deferred tax expense (benefit):
            U.S.                                                   206                 (93)               269
            State and local                                         44                  (6)                 4
            Foreign                                                102                 (16)                33
                                                         --------------      --------------     --------------
            Total                                                  352                (115)               306

Total income tax expense                                       $ 1,042               $ 970              $ 407
                                                         ==============      ==============     ==============


      Income from continuing operations before income taxes and extraordinary item, for the years ended December 31, was as follows:

                                                           1999                 1998                  1997
                                                       --------------       --------------       ---------------
                                                                            (In Millions)

Domestic                                                     $ 1,989              $ 2,384               $ 1,039
International                                                    316                  224                   331
                                                       --------------       --------------       ---------------
Total income from continuing operations
     before income taxes and extraordinary item              $ 2,305              $ 2,608               $ 1,370
                                                       ==============       ==============       ===============


      The Company's income tax expense for the years ended December 31, differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

                                                            1999                 1998                 1997
                                                        --------------       --------------       --------------
                                                                             (In Millions)

Expected federal income tax expense                             $ 807                $ 913                $ 480
Equity tax (benefit)                                              190                   75                  (65)
State and local income taxes                                       83                   31                   37
Tax-exempt interest and dividend received                         (63)                 (46)                 (67)
     deduction
Other                                                              25                   (3)                  22
                                                        --------------       --------------       --------------

Total income tax expense                                      $ 1,042                $ 970                $ 407
                                                        ==============       ==============       ==============


                                      B36

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. INCOME TAXES (continued)

     Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                     1999             1998
                                                                 -------------     ------------
                                                                          (In Millions)
Deferred tax assets
       Insurance reserves                                             $ 1,582          $ 1,807
       Net unrealized investment (gains)/losses                           474           (1,225)
       Policyholder dividends                                             277              265
       Net operating loss carryforwards                                   280              276
       Litigation related reserves                                         61               87
       Employee benefits                                                   32               63
       Other                                                                -              135
                                                                 -------------     ------------

       Deferred tax assets before valuation allowance                   2,706            1,408
       Valuation allowance                                                (24)             (13)
                                                                 -------------     ------------
       Deferred tax assets after valuation allowance                    2,682            1,395
                                                                 -------------     ------------

Deferred tax liabilities
       Deferred policy acquisition cost                                 1,942            1,697
       Investments                                                        284              151
       Depreciation                                                        59               64
                                                                 -------------     ------------
       Deferred tax liabilities                                         2,285            1,912
                                                                 -------------     ------------

Net defered tax asset/(liability)                                       $ 397           $ (517)
                                                                 =============     ============


    Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of the deferred tax asset that is realizable. At December 31, 1999 and 1998, respectively, the Company had federal life net operating loss carryforwards of $660 million and $540 million, which expire in 2012. At December 31, 1999 and 1998, respectively, the Company had state operating loss carryforwards for tax purposes approximating $570 million and $1,278 million, which expire between 2000 and 2019.

    Deferred taxes are not provided on the undistributed earnings of foreign subsidiaries (considered to be permanent investments), which at December 31, 1999 were $521 million. Determining the tax liability that would arise if these earnings were remitted is not practical.


    The Internal Revenue Service (the "Service") has completed all examinations of the consolidated federal income tax returns through 1992. The Service has begun their examination of the years 1993 through 1995.



                                      B37

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. STATUTORY NET INCOME AND SURPLUS

    Reconciliation of Statutory Net Income and Surplus

    Accounting practices used to prepare statutory financial statements for regulatory purposes differ in certain instances from GAAP. The following tables reconcile the Company's statutory net income and surplus as of and for the years ended December 31, 1999, 1998, and 1997, determined in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance, to net income and equity determined using GAAP:

                                                                         1999                1998               1997
                                                                    ----------------    ---------------    ----------------
                                                                                        (In Millions)

Statutory net income                                                          $ 333            $ 1,247             $ 1,471

Adjustments to reconcile to net income on a GAAP basis:
      Insurance revenues and expenses                                           136               (117)                 12
      Income taxes                                                              436                128                 601
      Valuation of investments                                                  (27)              (143)                (62)
      Realized investment gains                                                  73              1,162                 702
      Litigation and other reserves                                            (102)            (1,150)             (1,975)
      Discontinued operations and other, net                                    (36)               (21)               (139)
                                                                    ----------------    ---------------    ----------------

GAAP net income                                                               $ 813            $ 1,106               $ 610
                                                                    ================    ===============    ================


                                                                          1999                 1998
                                                                     ----------------     ---------------
                                                                                 (In Millions)

Statutory surplus                                                            $ 9,249             $ 8,536

Adjustments to reconcile to equity on a GAAP basis:
      Deferred policy acquisition costs                                        7,295               6,462
      Valuation of investments                                                 2,909               8,358
      Future policy benefits and policyholder account balances                (1,544)             (2,621)
      Non-admitted assets                                                      2,069               2,119
      Income taxes                                                               522                (576)
      Surplus notes                                                             (987)               (987)
      Discontinued operations and other, net                                    (222)               (896)
                                                                     ----------------     ---------------

GAAP equity                                                                 $ 19,291            $ 20,395
                                                                     ================     ===============


    The New York State Insurance Department ("Department") recognizes only statutory accounting for determining and reporting the financial condition of an insurance company, for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations.


                                      B38

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. OPERATING LEASES (continued)


    The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. At December 31, 1999, future minimum lease payments under non-cancelable operating leases are, as follows:

                                                    (In Millions)
       2000                                                  $ 294
       2001                                                    265
       2002                                                    217
       2003                                                    178
       2004                                                    147
       Remaining years after 2004                              776
                                                   ----------------
       Total                                               $ 1,877
                                                   ================



    Rental expense incurred for the years ended December 31, 1999, 1998 and 1997 was $278 million, $320 million and $352 million, respectively, excluding expenses relating to the Company's healthcare business.


13. FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Estimated fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table, the carrying values approximate estimated fair values).

    Fixed maturities and Equity securities
    Estimated fair values for fixed maturities and equity securities, other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Generally fair values for private placement fixed maturities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life. The fair value of certain non-performing private placement fixed maturities is based on amounts estimated by management.

    Mortgage loans on real estate
    The estimated fair value of mortgage loans on real estate is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality mortgage.

    Policy loans
    The estimated fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayments.


                                      B39

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)


    Derivative financial instruments
    Refer to Note 14 for the disclosure of fair values on these instruments.

    Investment contracts
    For guaranteed investment contracts, income annuities, and other similar contracts without life contingencies, estimated fair values are derived using discounted projected cash flows, based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, fair value approximates carrying value.

    Debt
    The estimated fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt with similar terms and remaining maturities.


                                      B40

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (continued)

     The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:


                                                                            1999                                  1998
                                                                Carrying          Estimated           Carrying          Estimated
                                                                 Amount           Fair Value           Amount          Fair Value

                                                             ---------------    ---------------    ---------------    --------------
                                                                                                 (In Millions)
FINANCIAL ASSETS:

Other than trading:
Fixed maturities:
     Available for sale                                            $ 74,697           $ 74,697           $ 80,158          $ 80,158
     Held to maturity                                                14,237             14,112             16,848            17,906
Equity securities                                                     3,264              3,264              2,759             2,759
Mortgage loans on real estate                                        16,268             15,826             16,016            16,785
Policy loans                                                          7,590              7,462              7,476             8,123
Securities purchased under agreements to resell                           -                  -              1,737             1,737
Short-term investments                                               12,303             12,303              9,781             9,781
Mortgage securitization inventory                                       803                803                480               480
Cash                                                                  1,330              1,330              1,943             1,943
Restricted cash and securities                                        4,082              4,082              2,366             2,366
Separate Account assets                                              82,131             82,131             80,931            80,931

Trading:
Trading account assets                                             $  9,741           $  9,741           $  8,888          $  8,888
Broker-dealer related receivables                                    11,346             11,346             10,142            10,142
Securities purchased under agreements to resell                      13,944             13,944              8,515             8,515
Cash collateral for borrowed securities                               7,124              7,124              5,622             5,622

FINANCIAL LIABILITIES:

Other than trading:
Investment contracts                                               $ 25,164           $ 25,352           $ 26,246          $ 27,051
Securities sold under agreements to repurchase                        4,260              4,260              7,085             7,085
Cash collateral for loaned securities                                 2,582              2,582              2,450             2,450
Short-term and long-term debt                                        16,371             16,563             14,816            15,084
Securities sold but not yet purchased                                     -                  -              2,215             2,215
Separate Account liabilities                                         82,131             82,131             80,931            80,931

Trading:
Broker-dealer related payables                                     $  5,839           $  5,839           $  6,530          $  6,530
Securities sold under agreements to repurchase                       20,338             20,338             14,401            14,401
Cash collateral for loaned securities                                 8,193              8,189              4,682             4,682
Securities sold but not yet purchased                                 6,968              6,968              3,556             3,556



                                      B41

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS

    Interest Rate Swaps
    The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposures arising from mismatches between assets and liabilities. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. The fair value of swap agreements is estimated based on the present value of future cash flows under the agreements, discounted at the applicable zero coupon U.S. Treasury rate and swap spread.

    If swap agreements meet the criteria for hedge accounting, net interest receipts or payments are accrued and recognized over the life of the swap agreements as an adjustment to interest income or expense of the hedged item. Any unrealized gains or losses are not recognized until the hedged item is sold or matures. Gains or losses on early termination of interest rate swaps are deferred and amortized over the remaining period originally covered by the swaps. If the criteria for hedge accounting are not met, the swap agreements are accounted for at fair value with changes in fair value reported in current period earnings.

    Futures and Options
    The Company uses exchange-traded Treasury futures and options to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange. The fair value of those futures and options is based on market quotes.

    In exchange-traded futures transactions, the Company purchases or sells contracts, the value of which are determined by the value of designated classes of Treasury securities, and posts variation margins on a daily basis in an amount equal to the difference in the daily market values of those contracts. Futures are typically used to hedge duration mismatches between assets and liabilities by replicating Treasury performance. Treasury futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company's exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

    If futures meet hedge accounting criteria, changes in their fair value are deferred and recognized as an adjustment to the carrying value of the hedged item. Deferred gains or losses from the hedges for interest-bearing financial instruments are amortized as a yield adjustment over the remaining lives of the hedged item. Futures that do not qualify as hedges are carried at fair value with changes in value reported in current period earnings. The gains and losses associated with anticipatory transactions are not material.



                                      B42

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    When the Company anticipates a significant decline in the stock market which will correspondingly affect its diversified portfolio, it may purchase put index options where the basket of securities in the index is appropriate to provide a hedge against a decrease in the value of the Company's equity portfolio or a portion thereof. This strategy effects an orderly sale of hedged securities. When the Company has large cash flows which it has allocated for investment in equity securities, it may purchase call index options as a temporary hedge against an increase in the price of the securities it intends to purchase. This hedge is intended to permit such investment transactions to be executed with less adverse market impact.

    Currency Derivatives
    The Company uses currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire and to alter the currency exposures arising from mismatches between such foreign currencies and the U.S. dollar.

    Under currency forwards, the Company agrees with other parties upon delivery of a specified amount of a specified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

    If currency derivatives are effective as hedges of foreign currency translation and transaction exposures, gains or losses are recorded in "Accumulated other comprehensive income." If currency derivatives do not meet hedge accounting criteria, gains or losses from those derivatives are recognized in "Realized investment gains, net."

    Forwards
    The Company uses forwards to manage market risks relating to interest rates and commodities. Additionally, in connection with the Company's investment banking activities, the Company trades in mortgage backed securities forward contracts. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

    If the forwards are effective as hedges, gains or losses are recorded in "Accumulated other comprehensive income." If forwards do not meet hedge accounting criteria, gains or losses from those forwards are recognized in current period earnings.

    The tables below summarize the Company's outstanding positions by derivative instrument types as of December 31, 1999 and 1998. The amounts presented are classified as either trading or other than trading, based on management's intent at the time of contract inception and throughout the life of the contract. The table includes the estimated fair values of outstanding derivative positions only and does not include the changes in fair values of associated financial and non-financial assets and liabilities, which generally offset derivative notional amounts. The fair value amounts presented also do not reflect the netting of amounts pursuant to right of setoff, qualifying master netting agreements with counterparties or collateral arrangements.


                                      B43

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1999
                                  (In Millions)


                                                           Trading                                   Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                      Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                  $ 7,116                   $ 151                $     -                     $ -
              Liability                                6,490                     137                      -                       -

        Currency
              Asset                                       24                      45                    343                      30
              Liability                                   77                      51                    369                      33

        Equity and commodity
              Asset                                        8                       9                      -                       -
              Liability                                    8                       5                      -                       -

Forward contracts

        Interest rate
              Asset                                   14,837                     105                      -                       -
              Liability                               12,459                      84                      -                       -

        Currency
              Asset                                   11,181                     275                     54                       2
              Liability                               10,377                     247                    841                      16

        Equity and commodity
              Asset                                    1,664                      68                      -                       -
              Liability                                1,592                      60                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,374                       2                      -                       -
              Liability                                3,017                       3                      -                       -

        Equity and commodity
              Asset                                    2,283                      44                      -                       -
              Liability                                  837                      57                      -                       -

Option contracts

        Interest rate
              Asset                                    3,725                      22                      -                       -
              Liability                                2,185                      11                      -                       -

        Currency
              Asset                                      613                       5                      -                       -
              Liability                                4,439                       5                      -                       -

        Equity and commodity
              Asset                                      340                       6                      -                       -
              Liability                                  366                       3                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 44,165                   $ 732                $   397                    $ 32
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 41,847                   $ 663                $ 1,210                    $ 49
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                    Total
                                           ------------------------------------------     ------------------------------------------
                                                       Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                   $ 2,185                  $ 146                $ 9,301                   $ 297
              Liability                                 1,261                     32                  7,751                     169

        Currency
              Asset                                         -                      -                    367                      75
              Liability                                     -                      -                    446                      84

        Equity and commodity
              Asset                                        47                     13                     55                      22
              Liability                                     -                      -                      8                       5

Forward contracts

        Interest rate
              Asset                                         -                      -                 14,837                     105
              Liability                                     -                      -                 12,459                      84

        Currency
              Asset                                     1,182                     16                 12,417                     293
              Liability                                 1,347                     21                 12,565                     284

        Equity and commodity
              Asset                                         -                      -                  1,664                      68
              Liability                                     -                      -                  1,592                      60

Futures contracts

        Interest rate
              Asset                                       800                     14                  3,174                      16
              Liability                                 3,696                     44                  6,713                      47

        Equity and commodity
              Asset                                        71                      4                  2,354                      48
              Liability                                    12                     11                    849                      68

Option contracts

        Interest rate
              Asset                                         -                      -                  3,725                      22
              Liability                                    13                      -                  2,198                      11

        Currency
              Asset                                        10                      -                    623                       5
              Liability                                    10                      -                  4,449                       5

        Equity and commodity
              Asset                                         -                      -                    340                       6
              Liability                                     -                      -                    366                       3
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                  $ 4,295                  $ 193               $ 48,857                   $ 957
                                           ===================     ==================     ==================     ===================
              Liabilities                             $ 6,339                  $ 108               $ 49,396                   $ 820
                                           ===================     ==================     ==================     ===================



                                      B44

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)


                        DERIVATIVE FINANCIAL INSTRUMENTS
                                December 31, 1998
                                  (In Millions)


                                                           Trading                                    Other than Trading
                                           ------------------------------------------     ------------------------------------------
                                                                                                       Hedge Accounting
                                                                                          ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional              Fair Value               Notional               Fair Value
                                           ------------------     -------------------     ------------------      ------------------

Swap Instruments

        Interest rate
              Asset                                 $  4,145                $    204               $      -                $      -
              Liability                                4,571                     192                      -                       -

        Currency
              Asset                                      372                      91                    229                      16
              Liability                                  263                      84                    464                      46

        Equity and commodity
              Asset                                       47                      14                      -                       -
              Liability                                    -                       -                      -                       -

Forward contracts

        Interest rate
              Asset                                   31,568                      72                      -                       -
              Liability                               24,204                      56                      -                       -

        Currency
              Asset                                   12,879                     198                     60                       1
              Liability                               13,594                     221                    573                      11

        Equity and commodity
              Asset                                    1,204                      12                      -                       -
              Liability                                1,355                       3                      -                       -

Futures contracts

        Interest rate
              Asset                                    2,429                      10                      -                       -
              Liability                                3,147                       3                      -                       -

        Equity and commodity
              Asset                                      843                      51                      -                       -
              Liability                                1,224                      44                      -                       -

Option contracts

        Interest rate
              Asset                                    2,500                      10                      -                       -
              Liability                                1,451                       8                      -                       -

        Currency
              Asset                                    4,882                     101                      -                       -
              Liability                                4,151                     112                      -                       -

        Equity and commodity
              Asset                                      928                       2                      -                       -
              Liability                                  901                       4                      -                       -
                                           ------------------     -------------------     ------------------      ------------------

Total Derivatives:

              Assets                                $ 61,797                $    765               $    289                $     17
                                           ==================     ===================     ==================      ==================
              Liabilities                           $ 54,861                $    727               $  1,037                $     57
                                           ==================     ===================     ==================      ==================


                                                        Other than Trading                                  Total
                                           ------------------------------------------     ------------------------------------------
                                                      Non-Hedge Accounting
                                           ------------------------------------------
                                                                       Estimated                                      Estimated
                                                Notional               Fair Value              Notional              Fair Value
                                           -------------------     ------------------     ------------------     -------------------

Swap Instruments

        Interest rate
              Asset                                 $   1,949               $     73               $  6,094                $    277
              Liability                                 2,501                    301                  7,072                     493

        Currency
              Asset                                         -                      -                    601                     107
              Liability                                     -                      -                    727                     130

        Equity and commodity
              Asset                                        22                      7                     69                      21
              Liability                                     -                      -                      -                       -

Forward contracts

        Interest rate
              Asset                                         -                      -                 31,568                      72
              Liability                                     -                      -                 24,204                      56

        Currency
              Asset                                       942                     13                 13,881                     212
              Liability                                 1,466                     26                 15,633                     258

        Equity and commodity
              Asset                                         2                      -                  1,206                      12
              Liability                                     -                      -                  1,355                       3

Futures contracts

        Interest rate
              Asset                                     1,762                     22                  4,191                      32
              Liability                                   478                      4                  3,625                       7

        Equity and commodity
              Asset                                        24                      1                    867                      52
              Liability                                    53                      1                  1,277                      45

Option contracts

        Interest rate
              Asset                                       130                      2                  2,630                      12
              Liability                                    98                      -                  1,549                       8

        Currency
              Asset                                         -                      -                  4,882                     101
              Liability                                     -                      -                  4,151                     112

        Equity and commodity
              Asset                                         -                      -                    928                       2
              Liability                                     -                      -                    901                       4
                                           -------------------     ------------------     ------------------     -------------------

Total Derivatives:

              Assets                                 $  4,831               $    118               $ 66,917                $    900
                                           ===================     ==================     ==================     ===================
              Liabilities                            $  4,596               $    332               $ 60,494                $  1,116
                                           ===================     ==================     ==================     ===================




                                      B45

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    The following table discloses net trading revenues by derivative instrument types as of December 31:

                                    1999         1998         1997
                                   --------     --------     --------
                                             (In Millions)

     Forwards                         $ 53         $ 67         $ 59
     Futures                            80           (5)          37
     Swaps                              16          (13)         (13)
     Options                           (14)           -            -
                                   --------     --------     --------
     Net trading revenues            $ 135         $ 49         $ 83
                                   ========     ========     ========


    Average fair values for trading derivatives in an asset position during the years ended December 31, 1999 and 1998 were $789 million and $922 million, respectively, and for derivatives in a liability position were $766 million and $905 million, respectively. The average fair values do not reflect the netting of amounts pursuant to the right of offset or qualifying master netting agreements. Of those derivatives held for trading purposes at December 31, 1999, 61% of the notional amount consisted of interest rate derivatives, 33% consisted of foreign currency derivatives and 6% consisted of equity and commodity derivatives. Of those derivatives held for purposes other than trading at December 31, 1999, 65% of notional consisted of interest rate derivatives, 34% consisted of foreign currency derivatives, and 1% consisted of equity and commodity derivatives.

    Credit Risk
    The credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. The Company also attempts to minimize its exposure to credit risk through the use of various credit monitoring techniques. At December 31, 1999 and 1998, approximately 81% and 95%, respectively, of the net credit exposure for the Company from derivative contracts is with investment-grade counterparties.

    Off-Balance Sheet Credit-Related Instruments
    During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments, financial guarantees, loans sold with recourse and letters of credit. Commitments include commitments to purchase and sell mortgage loans, the underfunded portion of commitments to fund investments in private placement securities and unused credit card and home equity lines.

    In connection with the Company's consumer banking business, loan commitment for credit cards and home equity lines of credit and other lines of credit include agreements to lend up to specified limits to customers. It is anticipated that commitment amounts will only be partially drawn down based on overall customer usage patterns, and, therefore, do not necessarily represent future cash requirements. The Company evaluates each credit decision on such commitments at least annually and has the ability to cancel or suspend such lines at its option. The total available lines of credit card, home equity and other commitments were $2.7 billion, of which $2.0 billion remains available at December 31, 1999.

    Also, in connection with the Company's investment banking activities, the Company enters into agreements with mortgage originators and others to provide financing on both a secured and an unsecured basis. Aggregate financing commitments on a secured basis, for periods of less than one year, approximate $4.9 billion, of which $2.73 billion remains available at December 31, 1999. Unsecured commitments approximate $528 million, of which $334 million remains available at December 3l, 1999.


                                      B46

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------


14. DERIVATIVE AND OFF-BALANCE SHEET CREDIT-RELATED INSTRUMENTS (continued)

    Other commitments primarily include commitments to purchase and sell mortgage loans and the unfunded portion of commitments to fund investments in private placement securities. These mortgage loans and private commitments were $2.9 billion, of which $1.9 billion remain available at December 31, 1999. Additionally, mortgage loans sold with recourse were $0.1 billion at December 31, 1999.

    The Company also provides financial guarantees incidental to other transactions and letters of credit that guarantee the performance of customers to third parties. These credit-related financial instruments have off-balance sheet credit risk because only their origination fees, if any, and accruals for probable losses, if any, are recognized until the obligation under the instrument is fulfilled or expires. These instruments can extend for several years and expirations are not concentrated in any period. The Company seeks to control credit risk associated with these instruments by limiting credit, maintaining collateral where customary and appropriate and performing other monitoring procedures. At December 31, 1999 these were immaterial.

15. CONTINGENCIES AND LITIGATION

    Stop-Loss Reinsurance and Stop-Loss Indemnification Agreements
    On February 24, 2000, the Company entered into an agreement to sell 100% of the capital stock of its subsidiary, Gibraltar Casualty Company ("Gibraltar") to Everest Reinsurance Holdings, Inc. (now known as Everest Re Group, Ltd.) ("Everest"). The transaction is expected to be completed in the second quarter of 2000, subject to approval by state regulators and other customary closing conditions. Proceeds from the sale will consist of approximately $52 million in cash, which approximated the book value of Gibraltar at December 31, 1999. In connection with the sale, the Company will provide a stop-loss indemnification agreement covering 80% of the first $200 million of any adverse loss development in excess of Gibraltar's carried reserves as of the closing date of the transaction, resulting in a maximum potential exposure to the Company of $160 million. In connection with the Company's 1995 sale of what is now Everest, Gibraltar had entered into a stop-loss reinsurance agreement with Everest whereby Gibraltar reinsured up to $375 million of the first $400 million of aggregate adverse loss development, on an incurred basis, with respect to reserves recorded by Everest as of June 30, 1995. Upon the expected completion of the aforementioned sale of Gibraltar, the Company will no longer be subject to exposure under the 1995 stop-loss agreement. Management believes that based on currently available information and established reserves, the ultimate settlement of claims under either the 1995 stop-loss agreement or the stop-loss indemnification agreement should not have a material adverse effect on the Company's financial position.

    Environmental and Asbestos-Related Claims
    Certain of the Company's subsidiaries are subject to claims under expired contracts that assert alleged injuries and/or damages relating to or resulting from toxic torts, toxic waste and other hazardous substances. The liabilities for these claims cannot be reasonably estimated using traditional reserving techniques. The predominant source of such exposure for the Company is Gibraltar, which, as discussed above, is expected to be sold in the second quarter of 2000. The liabilities recorded for environmental and asbestos-related claims, net of reinsurance recoverables, of $342 million ($321 million for Gibraltar) and $239 million ($217 million for Gibraltar) at December 31, 1999 and 1998, respectively, reflect the Company's best estimate of ultimate claims and claim adjustment expenses based upon known facts and current law. However, as a result of judicial decisions and legislative actions, the coverage afforded under these contracts may be expanded beyond their original terms. Given the expansion of coverage and liability by the courts and legislatures in the past, and the potential for other unfavorable trends in the future, the ultimate cost of these claims could increase from the levels currently established. Because of these uncertainties, these additional amounts, or a range of these additional amounts, cannot be reasonably estimated, and could result in a liability exceeding recorded liabilities by an amount that could be material to the Company's results of operations in a future quarterly or annual period. The Company's residual exposure pertaining to Gibraltar upon completion of the expected sale, pursuant to a



                                      B47

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    stop-loss indemnification agreement, is discussed above. Management believes that these claims should not have a material adverse effect on the Company's financial position.

    Managed Care Reimbursement
    The Company has reviewed its obligations retained in the sale of the healthcare operations under certain managed care arrangements for possible failure to comply with contractual and regulatory requirements. It is the opinion of management that adequate reserves have been established to provide for appropriate reimbursements to customers.

    Litigation
    The Company is subject to legal and regulatory actions in the ordinary course of its businesses, including class actions. Pending legal and regulatory actions include proceedings specific to the Company's practices and proceedings generally applicable to business practices in the industries in which the Company operates. In certain of these matters, large and/or indeterminate amounts are sought, including punitive or exemplary damages.

    In particular, the Company has been subject to substantial regulatory actions and civil litigation involving individual life insurance sales practices. In 1996, the Company entered into settlement agreements with relevant insurance regulatory authorities and plaintiffs in the principal life insurance sales practices class action lawsuit covering policyholders of individual permanent life insurance policies issued in the United States from 1982 to 1995. Pursuant to the settlements, the Company agreed to various changes to its sales and business practices controls and a series of fines, and is in the process of distributing final remediation relief to eligible class members. In many instances, claimants have the right to "appeal" the Company's decision to an independent reviewer. The bulk of such appeals were resolved in 1999, and the balance is expected to be addressed in 2000. As of January 31, 2000, the Company remained a party to two putative class actions and approximately 158 individual actions relating to permanent life insurance policies the Company issued in the United States between 1982 and 1995. Additional suits may be filed by individuals who opted out of the settlements. While the approval of the class action settlement is now final, the Company remains subject to oversight and review by insurance regulators and other regulatory authorities with respect to its sales practices and the conduct of the remediation program. The U.S. District Court has also retained jurisdiction as to all matters relating to the administration, consummation, enforcement and interpretation of the settlements. In November 1999, upon the joint application of the Company and class counsel, the Court ordered an investigation into certain allegations of improprieties in the administration and implementation of the remediation program at the Company's Plymouth, Minnesota facility. Class counsel is expected to submit a summary of its findings pursuant to the investigation to the Court in mid-April 2000.

    In 1999, 1998, 1997 and 1996, the Company recorded provisions in its Consolidated Statements of Operations of $100 million, $1,150 million, $2,030 million and $1,125 million, respectively, to provide for estimated remediation costs, and additional sales practices costs including related administrative costs, regulatory fines, penalties and related payments, litigation costs and settlements, including settlements associated with the resolution of claims of deceptive sales practices asserted by policyholders who elected to "opt-out" of the class action settlement and litigate their claims against the Company separately, and other fees and expenses associated with the resolution of sales practices issues.


                                      B48

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The following table summarizes the Company's charges for the estimated total costs of sales practices remedies and additional sales practices costs and the related liability balances as of the dates indicated:


                                                          Year Ended December 31,
                                                ---------------------------------------------
                                                  1999        1998        1997        1996
                                                ---------------------------------------------
                                                                 (In Millions)
Liability balance at beginning of period         $ 3,058     $ 2,553       $ 963         $ -
Charges to expense:
      Remedy costs                                   (99)        510       1,640         410
      Additional sales practices costs               199         640         390         715
                                                ---------   ---------   ---------   ---------
      Total charges to expense                       100       1,150       2,030       1,125

Amounts paid or credited:
      Remedy costs                                 1,708         147           -           -
      Additional sales practices costs               559         498         440         162
                                                ---------   ---------   ---------   ---------
      Total amounts paid or credited               2,267         645         440         162

Liability balance at end of period                 $ 891     $ 3,058     $ 2,553       $ 963
                                                =========   =========   =========   =========


    In 1996, the Company recorded in its Consolidated Statements of Operations the cost of $410 million before taxes as a guaranteed minimum remediation expense pursuant to the settlement agreement. Management had no better information available at that time upon which to make a reasonable estimate of the losses associated with the settlement. Charges were also recorded in 1996 for estimated additional sales practices costs totaling $715 million before taxes.

    In 1997, management increased the estimated liability for the costs of remedying policyholder claims by $1,640 million before taxes. This increase was based on additional information derived from claim sampling techniques, the terms of the settlement and the number of claim forms received. The Company also recorded additional charges of $390 million to recognize the increase in estimated total additional sales practices costs.

    In 1998, the Company recorded an additional charge of $510 million before taxes to recognize the increase of the estimated total cost of remedying policyholder claims to a total of $2,560 million before taxes. This increase was based on (i) estimates derived from an analysis of claims actually remedied (including interest); (ii) a sample of claims still to be remedied;
    (iii) an estimate of additional liabilities associated with a claimant's right to "appeal" the Company's decision; and (iv) an estimate of an additional liability associated with the results of an investigation by a court-appointed independent expert regarding the impact of the Company's failure to properly implement procedures to preserve all documents relevant to the class action and remediation program. The Company also recorded additional charges of $640 million before taxes to recognize the increase in estimated total additional sales practices costs.

    In 1999, as a result of a decrease in the estimated cost of remedying policyholder claims, the Company recorded a credit of $99 million before taxes to reduce its liability relative to remedy costs. The revised estimate was based on additional information derived from claims actually remedied and an evaluation of remaining obligations taking into consideration experience in 1999. The Company also recorded a charge of $199 million before taxes to recognize an increase in estimated total additional sales practices costs based on additional information obtained in 1999.



                                      B49

The Prudential Insurance Company of America

Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

15. CONTINGENCIES AND LITIGATION (continued)


    The Company's litigation is subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company, in a particular quarterly or annual period, could be materially affected by an ultimate unfavorable outcome of pending litigation and regulatory matters depending, in part, upon the results of operation or cash flow for such period. Management believes, however, that the ultimate resolution of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on the Company's financial position.

                                     ******






                                       B50

                        Report of Independent Accountants
                        ---------------------------------


To the Board of Directors and Policyholders of The Prudential Insurance Company of America


In our opinion, the accompanying consolidated statements of financial position and the related consolidated statements of operations, of changes in equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America and its subsidiaries at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


New York, New York
March 21, 2000



                                      B51

                          SUPPLEMENT DATED MAY 1, 2000
                        TO PROSPECTUS DATED MAY 1, 2000
                  FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE
                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                          DAIMLERCHRYSLER CORPORATION

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE DAIMLERCHRYSLER CORPORATION GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 16 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE DAIMLERCHRYSLER CORPORATION GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance are:

* Salaried EMPLOYEES of DaimlerChrysler Corporation and certain subsidiaries who work full-time on a regular basis.

* Part-time EMPLOYEES of DaimlerChrysler Corporation and certain subsidiaries who are officially classified by DaimlerChrysler as "reduced hour" or "job share" employees.

* SPOUSES of eligible employees who are younger than 65 when they enroll, provided they are not confined for medical treatment at home or elsewhere.

  Spouses who are also employees of DaimlerChrysler may not be covered both as an employee and a spouse. If, after the death of a spouse, we become aware that a spouse enrolled as both an employee and a spouse, we will pay a death benefit as though the spouse were an employee. We will return the premiums that were paid as a spouse, and we will retain any investment gain or loss.

  See the APPLICANT OWNER PROVISION section of the prospectus to learn about how a spouse may apply for coverage on the life of the employee.

GL.2000.118

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

In addition, CHILDREN of eligible employees are eligible for dependent term life coverage from age 14 days to 19 years (or, if an unmarried student, to age 25). Eligible children include legally adopted children, stepchildren and foster children who live with the employee and depend on the employee wholly for support.

* Before a child can become covered, the employee or the spouse must be covered for the Group Variable Universal Life Insurance. The child will not be eligible if he or she is confined for medical care or treatment at home or elsewhere.

* When a child reaches age 19 (or, if an unmarried student, age 25), he or she may continue coverage if he or she is not physically or mentally capable of self-support. The employee must give Prudential evidence of the incapacity within 31 days after coverage would end.

* Children who are also employees of DaimlerChrysler may not be covered both as an employee and a dependent. And, if both parents are employees of DaimlerChrysler, a child may be covered by only one parent.

IS THERE A LIMITED ENROLLMENT PERIOD?

No, an eligible employee or spouse may enroll at any time during the year. But, if the person applies for coverage more than 31 days after first becoming eligible, Prudential will ask for evidence of the Covered Person's good health before that person can become covered.

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY A PARTICIPANT BUY?

A Participant who is an employee may choose from one of eight Face Amounts. The choices range from a minimum Face Amount of $10,000 to a Face Amount equal to five times annual base salary up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it's not already an even multiple of $1,000.)

A Participant who is a spouse may choose from one of these four Face Amounts:
$100,000, $75,000, $50,000 and $25,000. The Face Amount may not be more than three times the employee's annual base salary.

HOW MUCH TERM LIFE COVERAGE MAY A PARTICIPANT BUY FOR A DEPENDENT CHILD?

A Participant may choose from one of these five amounts of term life insurance for each eligible child: $20,000, $15,000, $10,000, $5,000 and $1,000.

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

FOR A CURRENT PARTICIPANT WHO IS AN EMPLOYEE: You must give evidence of good health if you increase your Face Amount.

FOR A NEWLY HIRED ELIGIBLE GROUP MEMBER: You must give evidence of good health if you enroll for a Face Amount that is more than $1,500,000. If you enroll more than 31 days after you first become eligible, you must give evidence of good health to enroll for any Face Amount.

FOR A NEW DEPENDENT SPOUSE OR CHILD: A spouse must give evidence of good health to enroll for a Face Amount that is more than $1,500,000. If the spouse enrolls more than 31 days after he or she is first eligible, he or she must give evidence of good health to enroll for any Face Amount. A spouse is first eligible on the date of marriage to the employee.

You may enroll a dependent child without giving evidence of good health if you enroll the child within 45 days after the child first becomes eligible. A child first becomes eligible at 14 days old. In addition, a child is eligible on adoption or on the date a court decree makes the child your dependent providing the child is at least 14 days old.

You will need to give evidence of good health if you decline coverage for a spouse or child and later decide to enroll, or if you want to increase the coverage amount.

CAN I INCREASE MY COVERAGE AMOUNT?

Yes. You may increase your Face Amount of Insurance at any time but you must give evidence of good health.

WILL MY COVERAGE AMOUNT EVER DECREASE?

Yes. At age 70, your Face Amount will reduce to 60% of your Face Amount before age 70. At age 75, it will reduce to 40% of your Face Amount before age 70. And, at age 80, it will reduce to 25% of your Face Amount before age 70. It will never be less than $10,000.

See the CHANGES IN FACE AMOUNT and TAX TREATMENT OF CERTIFICATE BENEFITS sections of the prospectus.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. A Participant who is an employee may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. A Participant who is a spouse may elect up to 50%, subject to a maximum of $50,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.

AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit and Dependent Life Benefits, as stated earlier.

DOES THE COVERAGE HAVE EXCLUSIONS?

Yes. As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the SUICIDE EXCLUSION section of the prospectus.

WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund. The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW DO I PAY PREMIUMS?

For active employees and their dependents, DaimlerChrysler will send routine premium payments to Prudential by payroll deduction. DaimlerChrysler will send the premiums monthly. Retirees, employees on an approved leave of absence, and employees who elect portability will be billed directly by Prudential and will submit their premium payments directly to Prudential.

HOW MUCH MONEY CAN I CONTRIBUTE TO MY INVESTMENT OPTIONS?

You can contribute, subject to annual and lifetime limits set by the Internal Revenue Service, any dollar amount. The minimum investment option contribution is $10. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Stock Price Index or the NYSE Composite Index.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.

ALLIANCE CAPITAL

The portfolios of the Alliance Variable Products Series Fund, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

PREMIER GROWTH PORTFOLIO: Seeks growth of capital rather than current income. In pursuing its investment objective, the Premier Growth Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. This portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

DREYFUS VARIABLE INVESTMENT FUNDS

The portfolios of the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and the Dreyfus Stock Index Fund in which the Separate Account may currently invest and their investment objectives and fees are as follows:

DISCIPLINED STOCK PORTFOLIO: Seeks investment returns (consisting of capital appreciation and income) that are greater than the total return performance of stocks represented by the Standard and Poor's 500 Composite Stock Price Index. To pursue this goal, the portfolio invests in a blended portfolio of growth and value stocks chosen through a disciplined investment process.

FRANKLIN(R) TEMPLETON TM

The Class 2 portfolios of the Franklin Templeton Variable Insurance Products Trust in which the Separate Account may currently invest and their investment goals and fees are as follows:

TEMPLETON INTERNATIONAL SECURITIES FUND (PREVIOUSLY TEMPLETON INTERNATIONAL
FUND): The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

KEMPER VARIABLE SERIES

The portfolios of Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and their investment objectives and fees are as follows:

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income.

MFS(R) VARIABLE INSURANCE TRUST SM

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS EMERGING GROWTH SERIES: Seeks to provide long-term growth of capital.

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MID-CAP GROWTH PORTFOLIO: Seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of medium-sized (mid-cap) companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. Mid-cap companies are defined as those with a market capitalization within the range of companies in the S&P 400 Mid-Cap Index.

NEW AMERICA GROWTH PORTFOLIO: Seeks to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sectors contribution to GDP from year to year.

FUND FEES AND EXPENSES

                                                                         TOTAL FUND
                                                                       ANNUAL EXPENSES
                                     MANAGEMENT   12B-1    OTHER       (AFTER EXPENSE
                FUNDS                  FEE         FEE    EXPENSES   REIMBURSEMENTS) (1)
  THE PRUDENTIAL SERIES FUND, INC.
   Diversified Bond Portfolio           0.40%      --       0.03%           0.43%
   Equity Portfolio                     0.45%      --       0.02%           0.47%
   Equity Income Portfolio              0.40%      --       0.02%           0.42%
   Flexible Managed Portfolio           0.60%      --       0.02%           0.62%
   Global Portfolio                     0.75%      --       0.09%           0.84%
   Money Market Portfolio               0.40%      --       0.02%           0.42%
   Prudential Jennison Portfolio        0.60%      --       0.03%           0.63%
   Stock Index Portfolio                0.35%      --       0.04%           0.39%
  ALLIANCE VARIABLE PRODUCTS SERIES
  FUND, INC.
   Premier Growth Portfolio             1.00%      --       0.05%           1.05%
  DREYFUS FUNDS
   Disciplined Stock Portfolio          0.75%      --       0.06%           0.81%
  FRANKLIN(R) TEMPLETON(R):
  TEMPLETON VARIABLE PRODUCTS
  SERIES FUND (CLASS 2 SHARES)
   Templeton International
   Securities Fund (2) (3)              0.69%     0.25%     0.19%           1.13%
  KEMPER VARIABLE SERIES
   High Yield Portfolio                 0.60%      --       0.07%           0.67%
  MFS(R) VARIABLE INSURANCE TRUST SM
   MFS Emerging Growth Series (4)       0.75%      --       0.09%           0.84%
   MFS Research Series (4)              0.75%      --       0.11%           0.86%
  T. ROWE PRICE VARIABLE FUNDS
   Mid-Cap Growth Portfolio (5)         0.85%      --       0.00%           0.85%
   New America Growth Portfolio (5)     0.85%      --       0.00%           0.85%

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) The fund's class 2 distribution plan or "rule 12b-1" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(3) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assets of the fund as of 12/31/99, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%.

(4) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(5) The investment management fee includes the ordinary expenses of operating the Portfolios.

FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

Alliance Capital Management L.P. ("Alliance") is the investment adviser to each of the above-mentioned funds. Alliance's principal business address is 1345 Avenue of the Americas, New York, New York 10105. The principal underwriter of the funds is Alliance Fund Distributors, Inc., a subsidiary of Alliance, located at 1345 Avenue of the Americas, New York, New York 10105.

The Dreyfus Corporation ("Dreyfus") is the investment adviser to each of the above mentioned portfolios and funds. The principal distributor of the portfolios and funds is Dreyfus Services Corporation ("DSC"). Dreyfus' and DSC's principal business address is 200 Park Avenue, New York, New York 10166.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Asset Strategy Fund, and International Securities Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager for the Developing Markets Securities Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. Templeton Global Advisors Limited ("TAML" ) serves as an investment manager for Templeton Growth Series Fund. TAML has offices in Lyferd Bay Nassau, N.P. Bahamas. Franklin Advisors, Inc. ("FA) serves as an investment-manager for Templeton Global Income Sercurities, Inc. FA has offices at 777 Mariners Island Blvd, San Mateo, CA. 94403. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

The asset manager of the of the Kemper Series is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Rowe Price-Fleming International Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202.
T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Your enrollment kit gives more information about the past performance of each investment option.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%.

CHANGES IN PERSONAL STATUS

IS THERE A DISABILITY PROVISION UNDER MY CERTIFICATE?

No. But you may continue your GVUL Coverage while on Disability Leave of Absence that is approved by DaimlerChrysler. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.

CAN I CONTINUE COVERAGE WHEN I RETIRE?

Yes. Prudential will bill you directly for premium payments, and will charge a fee of $3 per bill.

CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

You may continue coverage on a Portable basis if you leave DaimlerChrysler for any reason. A spouse may also continue coverage on a Portable basis. Rates for Portable coverage are higher than rates for coverage as an active employee. Prudential will bill you directly for premium payments and will charge a fee of $3 per bill.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either DaimlerChrysler or Prudential may end the Group Contract. Prudential can end the Group Contract only under the conditions described in the prospectus.

If the Group Contract ends, the effect on Participants depends on whether or not DaimlerChrysler replaces the Group Contract with another life insurance contract that allows for the accumulation of cash value. Generally, here is what will happen:

* If DaimlerChrysler DOES replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, Prudential will terminate your Certificate. We will also transfer the Cash Surrender Value of your Certificate directly to that new contract, unless you elect to receive the Cash Surrender Value of your Certificate.

* If DaimlerChrysler DOES NOT replace the Group Contract with another life insurance contract that allows for the accumulation of cash value, you will have these options: convert to an individual life insurance policy; use your Certificate Fund to buy paid-up life insurance; or elect to receive the Cash Surrender Value of your Certificate.

See the OPTIONS ON TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the DaimlerChrysler Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

   For DaimlerChrysler, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and expenses. These fees are described earlier in this supplement.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $1 for administrative expenses from your Certificate Fund.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?

The prospectus lists the maximum charges that we may charge under the DaimlerChrysler Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of the DaimlerChrysler Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

* The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

* The Face Amount of insurance under the Certificate is $100,000.

* The Participant makes a $100 premium payment on the first day of each month, for a total of $1200 over the course of each year.

ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

* The charge deducted from each premium payment for taxes on premium payments is 1.92%.

* Prudential deducts no sales charge from premium payments.

* Prudential deducts no processing charge from premium payments.

* Each month, Prudential deducts a $1 charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

* Prudential deducts the current cost of insurance charge under the DaimlerChrysler Group Contract.

* Prudential does not deduct a surrender charge.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

* The charge deducted from each premium payment for taxes on premium payments is 1.92%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

* Prudential deducts a sales charge equal to 3.5% from each premium payment.

* Prudential deducts a processing charge of $2 from each premium payment.

* Each month, Prudential deducts a $6 charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

* The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 100% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

* Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance -- or "investment return" -- of the Funds. The three different assumptions are:

* gross annual rate of return is 0%

* gross annual rate of return is 4.5%

* gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

* The first column shows the CERTIFICATE YEAR.

* The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

* The next three columns show what the DEATH BENEFIT would be for each of the four investment return assumptions (0%, 4.5% and 9%).

* The last three columns show what the CASH SURRENDER VALUE would be for each of the four investment return assumptions (0%, 4.5% and 9%).

You should note that:

* Both "gross" and "net" investment returns are shown.

* "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

* "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

* Fund investment management fees and other expenses were assumed to equal 0.71% per year, which was the average Fund expense in 1999.

* For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.16%, 3.34% and 7.84%.

* For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.61%, 2.89% and 7.39%.

* The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

* We assumed no loans or partial withdrawals were taken.

* Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                 ILLUSTRATION #1

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
              ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
 USING CURRENT EXPENSE CHARGES AND CURRENT NON-SMOKER COST OF INSURANCE CHARGES


                                                              Death Benefit (1)
                                         ------------------------------------------------------------
                                                   Assuming Hypothetical Gross (and Net)
                                                        Annual Investment Return of
         End of       Premiums           ------------------------------------------------------------
       Certificate   Accumulated             0% Gross             4.5% Gross            9% Gross
          Year     at 4% per year          (-1.16%) Net          (3.34% Net)          (7.84% Net)
          ----     ----------------      -----------------    -------------------   -----------------

                 1          $1,226               $101,064               $101,090            $101,116
                 2           2,501                102,116                102,217             102,319
                 3           3,827                103,156                103,381             103,617
                 4           5,206                104,184                104,585             105,017
                 5           6,640                105,199                105,828             106,526
                 6           8,131                106,145                107,053             108,093
                 7           9,682                107,079                108,319             109,782
                 8          11,295                108,003                109,627             111,603
                 9          12,973                108,916                110,979             113,568
                10          14,718                109,819                112,376             115,686
                15          24,546                113,376                119,197             128,041
                20          36,503                115,646                126,019             144,698
                25          51,051                116,874                133,034             167,845
                30          68,751                114,317                137,139             196,943
                35          90,286                 73,335                103,577             201,173
                40         116,486                 52,499                 91,267             257,844 (2)


                  Cash Surrender Value (1)
 ------------------------------------------------------------
             Assuming Hypothetical Gross (and Net)
                Annual Investment Return of
 ------------------------------------------------------------
     0% Gross            4.5% Gross             9% Gross
   (-1.16%) Net          (3.34% Net)          (7.84% Net)
 -----------------    ------------------    -----------------

           $1,064                $1,090               $1,116
            2,116                 2,217                2,319
            3,156                 3,381                3,617
            4,184                 4,585                5,017
            5,199                 5,828                6,526
            6,145                 7,053                8,093
            7,079                 8,319                9,782
            8,003                 9,627               11,603
            8,916                10,979               13,568
            9,819                12,376               15,686
           13,376                19,197               28,041
           15,646                26,019               44,698
           16,874                33,034               67,845
           14,317                37,139               96,943
           13,335                43,577              141,173
           12,499                51,267              203,808 (2)


     (1)  Assumes no loan or partial withdrawal has been made.

     (2) As illustrated, the certificate's Death Benefit has been increased in order to satisfy the Definition of Life Insurance.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T1

                                 ILLUSTRATION #2

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
              ASSUME PAYMENT OF $100 MONTHLY PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES


                                                           Death Benefit (1)
                                        ---------------------------------------------------------
                                                 Assuming Hypothetical Gross (and Net)
                                                     Annual Investment Return of
        End of       Premiums           ---------------------------------------------------------
      Certificate   Accumulated             0% Gross           4.5% Gross           9% Gross
         Year     at 4% per year          (-1.61%) Net        (2.89% Net)         (7.39% Net)
         ----     ----------------      -----------------    ---------------    -----------------

                1          $1,226              $ 100,721           $100,739             $100,756
                2           2,501                101,404            101,472              101,541
                3           3,827                102,046            102,196              102,352
                4           5,206                102,648            102,909              103,191
                5           6,640                103,206            103,608              104,056
                6           8,131                103,718            104,290              104,948
                7           9,682                104,184            104,953              105,865
                8          11,295                104,602            105,593              106,807
                9          12,973                104,969            106,207              107,773
               10          14,718                105,283            106,790              108,761
               15          24,546                      0 (2)        108,932              113,786
               20          36,503                      0            108,889              118,168
               25          51,051                      0            104,983              120,145
               30          68,751                      0                  0 (2)          116,016
               35          90,286                      0                  0               71,096
               40         116,486                      0                  0               42,922



                 Cash Surrender Value (1)
-----------------------------------------------------------
            Assuming Hypothetical Gross (and Net)
                Annual Investment Return of
-----------------------------------------------------------
   0% Gross           4.5% Gross             9% Gross
(-1.61%) Net         (2.89% Net)           (7.39% Net)
---------------    -----------------    -------------------

          $706                 $724                   $741
         1,384                1,452                  1,521
         2,026                2,176                  2,332
         2,628                2,889                  3,171
         3,186                3,588                  4,036
         3,698                4,270                  4,928
         4,164                4,933                  5,845
         4,582                5,573                  6,787
         4,949                6,187                  7,753
         5,263                6,770                  8,741
             0 (2)            8,912                 13,766
             0                8,869                 18,148
             0                4,963                 20,125
             0                    0 (2)             15,996
             0                    0                 11,076
             0                    0                  2,902


     (1)  Assumes no loan or partial withdrawal has been made.

     (2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T2

WHEN ARE CHARGES DEDUCTED?

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you make routine premium payments by automatic payroll deduction or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS BY AUTOMATIC PAYROLL DEDUCTION, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date DaimlerChrysler forwards the payroll deductions to us. We expect the Monthly Deduction Date to be near the first of the month.

DaimlerChrysler intends to forward automatic payroll deduction premium payments by the beginning of each month. But, even if DaimlerChrysler has not transferred the payroll deductions to us by the 45th day after the first day of any month, we will nevertheless deduct the month's Certificate Fund charges on the next Business Day following that 45th day.

If you make routine premium payments directly to Prudential, we will deduct the full monthly Certificate Fund charges on the first Business Day of each month.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the DaimlerChrysler Group Contract, including:

* the free-look period

* transfers between investment options

* dollar cost averaging

* more details on how loans work

* how you can change future premium allocations among investment options

* how paid-up coverage may be available

* how your insurance could end (known as "lapsing")

* reinstatement of your coverage

* contestability rules

* tax treatment of Certificate benefits

* definitions of special terms

* the Death Benefit

* withdrawals

Please refer to the prospectus for information on these and other features of the DaimlerChrysler Group Contract. Your Enrollment Kit also explains key features of your plan.

WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-354-6903 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "FREE LOOK" PERIOD section of the prospectus for more details.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-354-6903.

                          SUPPLEMENT DATED MAY 1, 2000
                        TO PROSPECTUS DATED MAY 1, 2000
                  FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE
                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                                      KPMG

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS. THE PROSPECTUS DESCRIBES THE INSURANCE FEATURES AND CERTAIN OTHER ASPECTS OF THE KPMG GROUP CONTRACT AND CERTIFICATES. IN THIS SUPPLEMENT, WE LIST THE 12 FUNDS THAT ARE AVAILABLE TO YOU UNDER THE KPMG GROUP CONTRACT AND CERTIFICATES.

Special terms that we use are defined in the prospectus. See the DEFINITIONS OF SPECIAL TERMS section of the prospectus. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

ELIGIBILITY AND ENROLLMENT

WHO IS ELIGIBLE FOR COVERAGE?

Eligible Group Members for the Group Variable Universal Life Insurance are:

* All regular full-time active partners of KPMG and Subsidiaries or one of its affiliated companies.

* Former partners who retire on or after April 5, 1999.

* Former partners who terminate employment after April 5, 1999 and elect to continue coverage on a Portable basis.

* Any KPMG partner who retired before April 5, 1999 but actively participated in the Cash Accumulation Account under the Group Flex Life Program on April 4, 1999 and elected to convert to the GVUL plan effective April 5, 1999.

We refer to each person who buys coverage as a "Participant." When we use the terms "you" or "your," we mean a Participant.

GL.2000.119

COVERAGE INFORMATION

HOW MUCH COVERAGE MAY AN ELIGIBLE PARTNER BUY?

An eligible Partner will be automatically covered for a Face Amount of 6 times annual earnings (less incentive compensation), rounded to the nearest $100,000, up to a maximum of $2,500,000. You may elect to limit the maximum amount of coverage (but no less than $1,500,000), although any such amount must be rounded to the nearest $100,000.

In addition, an eligible Partner may choose to enroll for a Supplemental amount of coverage that will increase their Face Amount by one of the following:

*  $  500,000
*  $1,000,000
*  $1,500,000

We require evidence of good health for all amounts of Supplemental coverage.

ARE DEPENDENTS ELIGIBLE FOR COVERAGE?

No. Dependents are not covered under the KPMG Group Contract.

WHEN MUST I GIVE EVIDENCE OF GOOD HEALTH?

FOR CURRENT PARTNERS: If you choose to apply for Supplemental coverage, you will have to furnish evidence of good health. In addition, if you elect to limit your coverage to an amount less than 6 times your annual earnings (excluding incentive compensation) and you later wish to increase your coverage for any amount up to your allowable limit, you will need to furnish satisfactory evidence of good health for the requested increased amount of coverage.

ARE INCREASES IN COVERAGE AVAILABLE?

We may increase your coverage amounts (excluding Supplemental coverage) on each October 1st based on your annual earnings (less incentive compensation). We do not require evidence of good health for these increases.

WILL MY COVERAGE AMOUNT EVER DECREASE?

Your coverage amount will decrease only if you voluntarily choose to reduce it. The minimum that you can reduce it to is $1,500,000. But, if you decrease coverage and later seek additional coverage, we will require evidence of good health.

See the TAX TREATMENT OF CERTIFICATE BENEFITS section of the prospectus. You should also get advice from a tax advisor.

DOES MY CERTIFICATE INCLUDE AN ACCELERATED DEATH BENEFIT PROVISION?

Yes. A Participant can elect to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. You may elect up to 50% of the Death Benefit, subject to a maximum of $250,000. "Terminally ill" means the Participant has a life expectancy of 6 months or less.

AM I ENTITLED TO ADDITIONAL BENEFITS?

Yes. You are eligible for the Accelerated Death Benefit described above and for the Extended Death Protection During Total Disability described later in this supplement.

IS THERE A SUICIDE EXCLUSION?

No. The KPMG Group Contract does not include a Suicide Exclusion.

WHAT ARE THE TERMS OF A POLICY LOAN?

AMOUNT AVAILABLE FOR BORROWING: You may borrow up to the Loan Value of your Certificate Fund (that is, your investment options). The Loan Value is 90% of your Certificate Fund minus any existing loan (and its accrued interest), outstanding charges, and the amount of the next month's charges. We will take an amount equal to the loan out of each of your investment options on a pro-rata basis unless you tell us to take it only from selected investment options. The minimum loan amount is $200.

INTEREST RATE: The net cost of the loan is equal to an annual rate of 2%.

See the LOANS section of the prospectus for more details.

PREMIUMS

HOW DO I PAY PREMIUMS?

KPMG will send routine premium payments to Prudential on a monthly basis. KPMG will also send partner-elected lump sum premium deposits to Prudential in July and November of each year.

Prudential will bill directly retirees, partners on an approved leave of absence, and partners who elect to continue portable coverage. They will send premium payments directly to Prudential.

MAY I MAKE ADDITIONAL PREMIUM PAYMENTS?

Yes. You may make lump sum payments at any time. The minimum lump sum payment is $100. The maximum is subject to annual and lifetime limits set by the Internal Revenue Service. See the Tax Treatment of Certificate Benefits section of the prospectus.

INVESTMENT OPTIONS

WHAT INVESTMENT OPTIONS ARE AVAILABLE?

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

HIGH YIELD BOND PORTFOLIO: The investment objective is a high total return. The Portfolio invests primarily in high yield/high risk debt securities.

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

SMALL CAPITALIZATION STOCK PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of publicly-traded companies with small market capitalization.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.

JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives and fees are as follows:

WORLDWIDE GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of foreign and domestic issuers.

MFS(r) VARIABLE INSURANCE TRUST(SM)

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS BOND SERIES: Seeks primarily to provide as high a level of current income as is believed consistent with prudent investment risk and secondarily to protect shareholders' capital.

MFS GLOBAL GOVERNMENTS SERIES: Seeks income and capital appreciation.

NEUBERGER BERMAN MANAGEMENT INC. ("NBMI")

The portfolios of the Neuberger Berman Advisers Management Trust ("AMT") in which the Separate Account may currently invest and their investment objectives and fees are as follows:

AMT PARTNERS PORTFOLIO: Seeks growth of capital. To pursue this goal, the portfolio invests mainly in common stocks of mid- to large-capitalization companies. The portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for well-managed companies whose stock prices are believed to be undervalued.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sectors contribution to GDP from year to year.

FUND FEES AND EXPENSES

                                                                         TOTAL FUND
                                                                       ANNUAL EXPENSES
                                      MANAGEMENT   12B-1    OTHER       (AFTER EXPENSE
                FUNDS                   FEE         FEE    EXPENSES   REIMBURSEMENTS) (1)


  THE PRUDENTIAL SERIES FUND, INC.
   Global Portfolio                      0.75%      --       0.09%           0.84%
   High Yield Bond Portfolio             0.55%      --       0.05%           0.60%
   Money Market Portfolio                0.40%      --       0.02%           0.42%
   Prudential Jennison Portfolio         0.60%      --       0.03%           0.63%
   Small Capitalization Stock
   Portfolio                             0.40%      --       0.05%           0.45%
   Stock Index Portfolio                 0.35%      --       0.04%           0.39%
  JANUS ASPEN SERIES
   Worldwide Growth Portfolio (2)        0.65%      --       0.05%           0.70%
  MFS(R) VARIABLE INSURANCE TRUST SM
   MFS Bond Series (3) (4)               0.60%      --       0.16%           0.76%
   MFS Global Government Series (3) (4)  0.75%      --       0.16%           0.91%
  NEUBERGER BERMAN ADVISORS
  MANAGEMENT TRUST ("AMT")
   AMT Partners Portfolio (5)            0.80%      --       0.07%           0.87%
  T. ROWE PRICE VARIABLE FUNDS
   Equity Income Portfolio (6)           0.85%      --       0.00%           0.85%
   New America Growth Portfolio (6)      0.85%      --       0.00%           0.85%

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) Expense are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for the Worldwide Growth Portfolio. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

(3) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(4) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series such that the series' `Other Expenses` (after taking into account the expense offset arrangement described above), does not exceed 0.15% of the average daily net assests of the current fiscal year for the Capital Opportunities Series. This contractual fee arrangement will continue until at least May 1, 2001, unless charged with the consent of the board of trustees which oversees the series.

(5) Neuberger Berman Management Inc. ("NBMI") has undertaken through may 1, 2001 to reimburse certain operating expenses , excluding taxes interest, extraordinary expenses, brokerage commissions and transaction cost, that exceed, in aggregate, 1% of the Balanced, Growth, Limited Maturity Bond and Partners Portfolios' average daily net asset value.

(6) The investment management fee includes the ordinary expenses of operating the Portfolios.

FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

Neuberger Berman Management Inc. ("NBMI") serves as the investment manager of the portfolios and is also the principal underwriter of the portfolios. NBMI's principal business address is 605 Third Avenue, New York, New York 10158-0180.

The investment manager for each portfolio, except the International Stock Portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Rowe Price-Fleming International Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as investment adviser to the International Stock

Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

Please refer to your Enrollment Kit for further information on the Funds' past performance.

You may also allocate funds to our Fixed Account, which earns interest at a rate determined annually but guaranteed not to be less than 4%. As discussed in the prospectus, during the first 20 days following the Certificate Date, we will direct your premium payments to the Fixed Account.

CHANGES IN PERSONAL STATUS

WHAT HAPPENS IF I BECOME DISABLED?

If you become totally disabled prior to age 57 and are unable to pay premiums, you will continue to have insurance coverage equal to the Face Amount of your Certificate until you reach age 62, as long as you remain totally disabled.

CAN I CONTINUE COVERAGE WHEN I RETIRE?

You may continue your GVUL coverage when you retire. Your rates for coverage will depend upon your age. We will bill you for premium payments plus a direct bill charge of $3 per bill. Your Supplemental coverage ends at termination of employment, but may be converted to an individual policy.

CAN I CONTINUE COVERAGE IF I LEAVE THE COMPANY FOR REASONS OTHER THAN
RETIREMENT?

In addition to continuing coverage if you retire, you may continue coverage if you leave KPMG for any other reason. We refer to this as Portable coverage. Your rates for Portable coverage will depend upon your age based on the Plan's experience until the second policy anniversary after you leave the employment of KPMG. After that, you will be charged rates for coverage based on the experience of a Prudential portability pool. These rates will be higher than your active rates. We will bill you for premium payments plus a direct bill charge of $3 per bill. If the KPMG Group Contract terminates, you may nonetheless continue your Portable coverage.

Your Supplemental coverage ends at termination of employment. Supplemental coverage may be converted to an individual policy.

DOES MY COVERAGE END AT A CERTAIN AGE?

Yes. Your coverage will end at age 100. See the HOW PRUDENTIAL ISSUES CERTIFICATES section of the prospectus to see what options you have when your coverage ends.

WHAT HAPPENS IF THE GROUP CONTRACT IS TERMINATED?

Either KPMG or Prudential may terminate the KPMG Group Contract, although Prudential will only do so under certain conditions described in the prospectus. If the KPMG Group Contract is terminated, KPMG may replace it with another life insurance contract that, like the KPMG Group Contract, permits you to accumulate cash value. In that case, you will have the option of (i) transferring the value of your investment options less any loans, accrued interest, and outstanding charges to the new contract; or (ii) receiving that same amount in a lump sum payment.

If KPMG does not replace the KPMG Group Contract with a life insurance contract that permits you to accumulate cash value, then you will have the option of converting to a cash value individual life insurance policy, electing a paid-up life insurance policy in which no future premiums would be paid, or receiving a lump sum payment as previously described.

See the Options on TERMINATION OF COVERAGE section of the prospectus.

CHARGES AND EXPENSES

WHAT ARE THE CHARGES?

The current charges under the KPMG Group Contract are as follows:

1. CHARGES FOR TAXES ON PREMIUM PAYMENTS. Prudential deducts a charge of 1.92% from each premium payment. This charge is to compensate Prudential for incurring state and local premium taxes (currently 1.57%) and for the impact of the federal deferred acquisition cost tax (currently 0.35%).

2. DAILY CHARGES FOR MORTALITY AND EXPENSE RISKS. Prudential deducts this charge from the assets of the Subaccount(s) that correspond to the Fund(s) you select. This charge is to compensate Prudential for assuming mortality and expense risks.

   For KPMG, the current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

3. DAILY CHARGES FOR INVESTMENT MANAGEMENT FEES AND EXPENSES. Each of the underlying mutual funds deducts investment management fees and expenses. They are described in THE FUNDS section of the prospectus.

4. MONTHLY CHARGES. Prudential deducts a monthly charge for the cost of insurance. We describe the calculation of this charge of the prospectus.

5. POSSIBLE ADDITIONAL CHARGES. Prudential will not charge for the first 12 transfers you make between investment options in a Certificate Year. But, if you make more than 12 transfers in a Certificate Year, Prudential will charge $20 per transfer. Also, while you will receive a statement detailing activity under your Certificate on a quarterly basis, such reports can be requested at any time for an additional fee. Prudential does not currently charge for other transactions, but reserves the right to do so in the future, as explained in the prospectus.

See the CHARGES AND EXPENSES section of the prospectus for more details.

WHEN MAY CHARGES CHANGE?

The prospectus lists the MAXIMUM charges that we may charge under the KPMG Group Contract. Under no circumstances will we exceed these charges. Within these maximums, we may vary the amount or level of charges. In general, we will not change these amounts more often than once a year. We will give you a new prospectus each year that shows any new charges. If we change the charges during a year, we will send you a notice of the change.

ILLUSTRATION OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several assumptions about the age of the Participant, the amount of insurance, and the rules of the KPMG Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

* The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

* The Face Amount of insurance under the Certificate is $1,000,000.

* The Participant paid a premium each year equal to $5,000 plus the current cost of insurance plus the current expenses.

ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT charges Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

* The charge deducted from each premium payment for taxes on premium payments is 1.92%.

* Prudential deducts no sales charge from premium payments.

* Prudential deducts no processing charge from premium payments.

* Each month, Prudential deducts no charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

* Prudential deducts the current cost of insurance charge under the KPMG Group Contract.

* Prudential does not deduct a surrender charge.

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

* The charge deducted from each premium payment for taxes on premium payments is 1.92%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

* Prudential deducts a sales charge equal to 3.5% from each premium payment.

* Prudential deducts a processing charge of $2 from each premium payment.

* Each month, Prudential deducts a $6 charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

* The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

* Prudential deducts no surrender charge.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 12 Funds available under the Group Contract.

Each illustration shows four different assumptions about the investment performance -- or "investment return" -- of the Funds. The four different assumptions are:

* gross annual rate of return is 0%

* gross annual rate of return is 4.5%

* gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

* The first column shows the CERTIFICATE YEAR.

* The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

* The next three columns show what the DEATH BENEFIT would be for each of the four investment return assumptions (0%, 4.5% and 9%).

* The last three columns show what the CASH SURRENDER VALUE would be for each of the four investment return assumptions (0%, 4.5% and 9%).

You should note that:

* Both "gross" and "net" investment returns are shown.

* "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

* "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

  -- Fund investment management fees and other expenses were assumed to equal
     0.69% per year, which was the average Fund expense in 1999.

  -- For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.14%, 3.36% and 7.86% .

  -- For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.59%, 2.91% and 7.41% .

* The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

* We assumed no loans or partial withdrawals were taken.

* Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                 ILLUSTRATION #1

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                        SPECIFIED FACE AMOUNT: $1,000,000
                                  ISSUE AGE 40
     ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND
                         CURRENT EXPENSES FOR ALL YEARS
  USING CURRENT EXPENSE CHARGES AND CURRENT UNISMOKER COST OF INSURANCE CHARGES


                                                              Death Benefit (1)
                                         ------------------------------------------------------------
                                                     Assuming Hypothetical Gross (and Net)
                                                        Annual Investment Return of
         End of       Premiums           ------------------------------------------------------------
       Certificate   Accumulated             0% Gross             4.5% Gross            9% Gross
          Year     at 4% per year        (-1.14%) Net            (3.36% Net)          (7.86% Net)
          ----     ----------------      -----------------    -------------------   -----------------

                 1          $7,007             $1,004,839             $1,005,095          $1,005,352
                 2          14,294              1,009,623              1,010,362           1,011,124
                 3          21,873              1,014,353              1,015,805           1,017,350
                 4          29,754              1,019,028              1,021,431           1,024,065
                 5          37,951              1,023,651              1,027,246           1,031,309
                 6          46,476              1,028,220              1,033,257           1,039,121
                 7          55,342              1,032,738              1,039,470           1,047,548
                 8          64,563              1,037,204              1,045,891           1,056,637
                 9          74,152              1,041,619              1,052,528           1,066,440
                10          84,125              1,045,984              1,059,388           1,077,014
                15         140,302              1,067,072              1,097,305           1,143,736
                20         208,651              1,086,986              1,142,035           1,241,138
                25         291,807              1,105,790              1,194,801           1,383,330
                30         392,979              1,123,547              1,257,049           1,590,904
                35         516,070              1,140,314              1,330,480           1,893,928
                40         665,830              1,156,147              1,417,106           2,336,291


                 Cash Surrender Value (1)
------------------------------------------------------------
           Assuming Hypothetical Gross (and Net)
               Annual Investment Return of
------------------------------------------------------------
    0% Gross            4.5% Gross             9% Gross
(-1.14%) Net            (3.36% Net)          (7.86% Net)
-----------------    ------------------    -----------------

          $4,839                $5,095               $5,352
           9,623                10,362               11,124
          14,353                15,805               17,350
          19,028                21,431               24,065
          23,651                27,246               31,309
          28,220                33,257               39,121
          32,738                39,470               47,548
          37,204                45,891               56,637
          41,619                52,528               66,440
          45,984                59,388               77,014
          67,072                97,305              143,736
          86,986               142,035              241,138
         105,790               194,801              383,330
         123,547               257,049              590,904
         140,314               330,480              893,928
         156,147               417,106            1,336,291


     (1)  Assumes no loan or partial withdrawal has been made.

     - The illustrated Face Amount includes only Basic and Excess Coverage. The illustrated Face Amount does not include any Supplemental Coverage.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T1

                                 ILLUSTRATION #2

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                        SPECIFIED FACE AMOUNT: $1,000,000
                                  ISSUE AGE 40
     ASSUME ANNUAL CONTRIBUTION OF $5,000 PLUS CURRENT COST OF INSURANCE AND
                         CURRENT EXPENSES FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES


                                                           Death Benefit (1)
                                        ---------------------------------------------------------
                                                 Assuming Hypothetical Gross (and Net)
                                                      Annual Investment Return of
        End of       Premiums           ---------------------------------------------------------
      Certificate   Accumulated             0% Gross           4.5% Gross           9% Gross
         Year     at 4% per year        (-1.59%) Net          (2.91% Net)         (7.41% Net)
         ----     ----------------      -----------------    ---------------    -----------------

                1          $7,007            $ 1,001,510         $1,001,680           $1,001,851
                2          14,294              1,002,595          1,002,997            1,003,419
                3          21,873              1,003,231          1,003,912            1,004,650
                4          29,754              1,003,388          1,004,372            1,005,482
                5          37,951              1,003,038          1,004,329            1,005,845
                6          46,476              1,002,151          1,003,728            1,005,666
                7          55,342              1,000,705          1,002,523            1,004,873
                8          64,563                      0 (2)      1,000,658            1,003,382
                9          74,152                      0                  0 (2)        1,001,087
               10          84,125                      0                  0                    0 (2)
               15         140,302                      0                  0                    0
               20         208,651                      0                  0                    0
               25         291,807                      0                  0                    0
               30         392,979                      0                  0                    0
               35         516,070                      0                  0                    0
               40         665,830                      0                  0                    0


                  Cash Surrender Value (1)
 -----------------------------------------------------------
            Assuming Hypothetical Gross (and Net)
                 Annual Investment Return of
 -----------------------------------------------------------
   0% Gross           4.5% Gross             9% Gross
 (-1.59%) Net         (2.91% Net)           (7.41% Net)
 --------------    ------------------   --------------------

        $1,510                $1,680                 $1,851
         2,595                 2,997                  3,419
         3,231                 3,912                  4,650
         3,388                 4,372                  5,482
         3,038                 4,329                  5,845
         2,151                 3,728                  5,666
           705                 2,523                  4,873
             0 (2)               658                  3,382
             0                     0 (2)              1,087
             0                     0                      0 (2)
             0                     0                      0
             0                     0                      0
             0                     0                      0
             0                     0                      0
             0                     0                      0
             0                     0                      0


   (1) Assumes no loan or partial withdrawal has been made.

   (2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

   - The illustrated Face Amount includes only Basic and Excess Coverage. The illustrated Face Amount does not include any Supplemental Coverage.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T2

WHEN ARE CHARGES DEDUCTED?

We calculate and deduct the charges monthly from your Certificate Fund, depending upon whether you make routine premium payments to KPMG or directly to Prudential. We take the charges from each investment option in the same proportions that your Certificate Fund is invested.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS THROUGH KPMG, we generally will deduct the monthly Certificate Fund charges once per month, on the Monthly Deduction Date. The Monthly Deduction Date will coincide with the date KPMG forwards premium payments to us. We expect the Monthly Deduction Date to be near the first of the month.

KPMG intends to forward premium payments by the beginning of each month. But, even if KPMG has not transferred premium payments to us by the 45th day after the first day of any month, we will nevertheless deduct the month's Certificate Fund charges on the next Business Day following that 45th day.

IF YOU MAKE ROUTINE PREMIUM PAYMENTS DIRECTLY TO PRUDENTIAL, we will deduct the full monthly Certificate Fund charges on the first Business Day of each Month.

WHAT ARE THE OTHER PRIMARY FEATURES OF THE PLAN?

The prospectus describes the standard features of the KPMG Group Contract, including:

* the "free-look" period

* transfers between investment options

* dollar cost averaging

* more details on how loans work

* how you can change future premium allocations among investment options

* how paid-up coverage may be available

* how your insurance could end (known as "lapsing")

* reinstatement of your coverage

* contestability rules

* tax treatment of Certificate benefits

* definitions of special terms

* the Death benefit

* withdrawals

Please refer to the prospectus for information on these and other features of the KPMG Group Contract. Your Enrollment Kit also explains key features of your plan.

WHOM DO I CONTACT TO MAKE A TRANSACTION?

You may contact the Prudential Customer Service Center at 1-800-562-9874 to obtain the proper forms.

WHAT ARE MY CANCELLATION RIGHTS?

You may return a Certificate for a refund within 10 days after you receive it. These 10 days are known as the "free-look" period. You can ask for a refund by mailing the Certificate back to Prudential. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the A "Free-Look" Period section of the prospectus for more details.

WHOM DO I CONTACT TO ANSWER MY OTHER QUESTIONS?

You may contact Prudential's Customer Service Center at 1-800-562-9874.

                          SUPPLEMENT DATED MAY 1, 2000
                        TO PROSPECTUS DATED MAY 1, 2000
                  FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE

THIS DOCUMENT IS A SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000 (THE "PROSPECTUS") FOR THE GROUP VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT AND CERTIFICATES THAT PRUDENTIAL OFFERS TO YOU. THIS SUPPLEMENT IS NOT A COMPLETE PROSPECTUS, AND MUST BE ACCOMPANIED BY THE PROSPECTUS.

THE FUNDS

Set out below is a list of each available Fund, its investment objective, investment management fees and other expenses, and its investment advisor/investment manager. Some Funds also provide information about their principal strategies.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential and/or its affiliates for certain marketing efforts.

FUND NAMES AND OBJECTIVES

THE PRUDENTIAL SERIES FUND, INC.

The portfolios of the Series Fund in which the Separate Account may currently invest and their investment objectives, principal strategies and fees are as follows:

DIVERSIFIED BOND PORTFOLIO: The investment objective is a high level of income over a longer term while providing reasonable safety of capital. The Portfolio invests primarily in higher grade debt obligations and high quality money market investments.

EQUITY PORTFOLIO: The investment objective is capital appreciation. The Portfolio invests primarily in common stocks of major established corporations as well as smaller companies that offer attractive prospects of appreciation.

EQUITY INCOME PORTFOLIO: The investment objective is both current income and capital appreciation. The Portfolio invests primarily in common stocks and convertible securities that provide good prospects for returns above those of the Standard & Poor's 500 Stock Price Index or the NYSE Composite Index.

FLEXIBLE MANAGED PORTFOLIO: The investment objective is a high total return consistent with an aggressively managed diversified portfolio. The Portfolio invests in a mix of equity securities, debt obligations and money market instruments.

GLOBAL PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in common stocks (and their equivalents) of foreign and U.S. companies.

GL.2000.120

MONEY MARKET PORTFOLIO: The investment objective is maximum current income consistent with the stability of capital and the maintenance of liquidity. The Portfolio invests in high quality short-term debt obligations.

PRUDENTIAL JENNISON PORTFOLIO: The investment objective is long-term growth of capital. The Portfolio invests primarily in equity securities of major established corporations that offer above-average growth prospects.

STOCK INDEX PORTFOLIO: The investment objective is investment results that generally correspond to the performance of publicly-traded common stocks. The Portfolio attempts to duplicate the price and yield performance of the Standard & Poor's 500 Stock Price Index.

FRANKLIN(R) TEMPLETON(R)

The Class 2 portfolios of the Franklin Templeton Variable Insurance Products Trust in which the Separate Account may currently invest and their investment goals and fees are as follows:

TEMPLETON INTERNATIONAL SECURITIES FUND (PREVIOUSLY TEMPLETON INTERNATIONAL
FUND): The fund's investment goal is long-term capital growth. Under normal market conditions, the fund will invest at least 65% of its total assets in the equity securities of companies located outside the U.S., including emerging markets.

JANUS ASPEN SERIES

The portfolios of the Janus Aspen Series in which the Separate Account may currently invest and their investment objectives and fees are as follows:

GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing in common stocks of issuers of any size. This Portfolio generally invests in larger, more established issuers.

INTERNATIONAL GROWTH PORTFOLIO: The investment objective of this Portfolio is long-term growth of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of issuers located outside the United States.

KEMPER VARIABLE SERIES

The portfolios of Kemper Variable Series in which the Separate Account may currently invest (the "Kemper Series") and their investment objectives and fees are as follows:

HIGH YIELD PORTFOLIO: Seeks to provide a high level of current income.

LAZARD RETIREMENT SERIES, INC.

The portfolios of the Lazard Retirement Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

LAZARD RETIREMENT SMALL CAP PORTFOLIO: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies in the range of the Russell 2000 Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

MFS(R) VARIABLE INSURANCE TRUSTSM

The portfolios of the MFS Variable Insurance Trust in which the Separate Account may currently invest and their investment objectives and fees are as follows:

MFS RESEARCH SERIES: Seeks to provide long-term growth of capital and future income.

T. ROWE PRICE VARIABLE FUNDS

The portfolios of the T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and the T. Rowe Price Fixed Income Series, Inc. in which the Separate Account may currently invest and their investment objectives and fees are as follows:

EQUITY INCOME PORTFOLIO: Seeks to provide substantial dividend income as well as long-term growth of capital by investing primarily in the common stocks of established companies paying above-average dividends, with favorable prospects for both increasing dividends and capital appreciation.

NEW AMERICA GROWTH PORTFOLIO: Seeks to achieve long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today's "new America." The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sectors contribution to GDP from year to year.

                                                                                     TOTAL FUND
                                               INVESTMENT                          ANNUAL EXPENSES
                                               MANAGEMENT    12B-1     OTHER       (AFTER EXPENSE
                    FUNDS                        FEE         FEES     EXPENSES    REIMBURSEMENTS) (1)
  THE PRUDENTIAL SERIES FUND, INC.
   Diversified Bond Portfolio                     0.40%       --        0.03%            0.43%
   Equity Portfolio                               0.45%       --        0.02%            0.47%
   Equity Income Portfolio                        0.40%       --        0.02%            0.42%
   Flexible Managed Portfolio                     0.60%       --        0.02%            0.62%
   Global Portfolio                               0.75%       --        0.09%            0.84%
   Money Market Portfolio                         0.40%       --        0.02%            0.42%
   Prudential Jennison Portfolio                  0.60%       --        0.03%            0.63%
   Stock Index Portfolio                          0.35%       --        0.04%            0.39%

  FRANKLIN(R) TEMPLETON(R) : TEMPLETON
  VARIABLE PRODUCTS SERIES FUND (CLASS 2 SHARES)
   Templeton International Securities Fund
    (2)(3)                                        0.69%      0.25%      0.19%            1.13%

  JANUS ASPEN SERIES
   Growth Portfolio (4)                           0.65%       --        0.02%            0.67%
   International Growth Portfolio (4)             0.65%       --        0.11%            0.76%

  KEMPER VARIABLE SERIES
   High Yield Portfolio                           0.60%       --        0.07%            0.67%

  LAZARD RETIREMENT SERIES, INC.
   Small Cap Portfolio (5)                        0.75%      0.25%      0.25%            1.25%

  MFS(R) VARIABLE INSURANCE TRUSTSM
   MFS Research Series (6)                        0.75%       --        0.11%            0.86%

  T. ROWE PRICE VARIABLE FUNDS
   Equity Income Portfolio (7)                    0.85%       --        0.00%            0.85%
   New America Growth Portfolio (7)               0.85%       --        0.00%            0.85%

(1) Some, but not all, of the Funds have expense reimbursement or fee waiver arrangements. Without these arrangements, Total Fund Annual Expenses would have been higher. More information appears in the footnotes that accompany the Funds that have expense reimbursement or fee waiver arrangements.

(2) The fund's class 2 distribution plan or "rule 12b-1" is described in the fund's prospectus. While the maximum amount payable under the fund's class 2 rule 12b-1 plan is 0.35% per year of the fund's average daily net assets, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year.

(3) On 2/8/00, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective 5/1/00. The shareholders of that fund had approved new management fees, which apply to the combined fund effective 5/1/00. The table shows restated total expenses based on the new fees and the assests of the fund as of 12/31/99, and not the assests of the combined fund. However, if the table reflected both the new fees and the combined assests, the fund's expense after 5/1/00 would be estimated as: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20% and Total Fund Operating Expenses 1.10%.

(4) Expenses are based upon expenses for the fiscal year ended December 31, 1999, restated to reflect a reduction in the management fee for Growth, and International Growth Portfolios. Waivers, if applicable, are first applied against the management fee and then against other expenses, and will continue until at least the next annual renewal of the advisory agreement. All expenses are shown without the effect of expense offset arrangements.

(5) Effective May 1, 1999 the Investment Adviser agreed to waive its fees and /or reimburse the Portfolios through December 31, 2000 to the extent that the Portfolio's average daily net assets exceed 1.25% for the Small Cap Portfolio. Absent fee waivers and/or reimbursements Other Expenses and Total Fund Annual Expenses for the year ended December 31, 1999 would have been 7.31% for the Small Cap Portfolio.

(6) The series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses.

(7) The investment management fee includes the ordinary expenses of operating the Portfolios.

FUND ADVISERS

Prudential is the investment adviser of each of the portfolios of the Series Fund. Prudential's principal business address is 751 Broad Street, Newark, New Jersey 07102-3777. Prudential has a service agreement with its wholly-owned subsidiary The Prudential Investment Corporation ("PIC"), which provides that, subject to Prudential's supervision, PIC will furnish investment advisory services in connection with the management of the Series Fund. In addition, Prudential has entered into a subadvisory agreement with its wholly-owned subsidiary Jennison Associates LLC ("Jennison"), under which Jennison provides investment advisory services for the Prudential Jennison Portfolio. Further detail is provided in the prospectus and statement of additional information for the Series Fund. Prudential, PIC and Jennison are registered as investment advisers under the Investment Advisers Act of 1940.

Templeton Investment Counsel, Inc. ("TICI") serves as the investment manager for the Asset Strategy Fund, and International Securities Fund. TICI is a Florida corporation with offices at Broward Financial Centre, Fort Lauderdale, Florida 33394-3091. The Investment Manager for the Developing Markets Securities Fund is Templeton Asset Management Ltd., a Singapore corporation with offices at 7 Temasek Blvd., #38-03, Suntec Tower One, Singapore 038987. Templeton Global Advisors Limited ("TAML" ) serves as an investment manager for Templeton Growth Series Fund. TAML has offices in Lyferd Bay Nassau, N.P. Bahamas.

Franklin Advisors, Inc. ("FA) serves as an investment-manager for Templeton Global Income Sercurities, Inc. FA has offices at 777 Mariners Island Blvd, San Mateo, CA. 94403. The principal underwriter of the Funds is Franklin Templeton Distributors, Inc., 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

Janus Capital Corporation ("Janus Capital") serves as the investment adviser and principal underwriter to each of the above-mentioned portfolios. Janus Capital's principal business address is 100 Fillmore Street, Denver, Colorado 80206-4928.

The asset manager of the Kemper Variable Series portfolios is Scudder Kemper Investments, Inc. ("Scudder Kemper"). Scudder Kemper's principal business address is Two International Place, Boston, Massachusetts 02110-4103.

Lazard Asset Management, a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company, serves as the investment manager and principal underwriter to each of the above-mentioned portfolios. Lazard Freres' principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for each series is Massachusetts Financial Services Company ("MFS"). MFS' principal business address is 500 Boylston Street, Boston, Massachusetts 02116. The principal underwriter of the series is MFS Fund Distributors, Inc. located at 500 Boylston Street, Boston, Massachusetts 02116.

The investment manager for each portfolio, is T. Rowe Price Associates, Inc. ("T. Rowe Price"). T. Rowe Price's principal business address is 100 East Pratt Street, Baltimore, Maryland 21202. Rowe Price-Fleming International Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as investment adviser to the International Stock Portfolio and its U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price Investment Services, Inc. serves as the principal underwriter of the portfolios.

CERTAIN FUNDS HAVE INVESTMENT OBJECTIVES AND POLICIES CLOSELY RESEMBLING THOSE OF MUTUAL FUNDS WITHIN THE SAME COMPLEX THAT ARE SOLD DIRECTLY TO INDIVIDUAL INVESTORS. DESPITE SUCH SIMILARITIES, THERE CAN BE NO ASSURANCE THAT THE INVESTMENT PERFORMANCE OF ANY SUCH FUND WILL RESEMBLE THAT OF ITS RETAIL FUND COUNTERPART.

YOU WILL RECEIVE A PROSPECTUS FOR EACH AVAILABLE FUND. THAT PROSPECTUS WILL DESCRIBE THE FUND, ITS INVESTMENT OBJECTIVE AND STRATEGIES, ITS RISKS, AND ITS MANAGEMENT FEES AND OTHER EXPENSES. YOU SHOULD READ THE FUND PROSPECTUSES TOGETHER WITH THIS PROSPECTUS AND SUPPLEMENT. AS WITH ALL MUTUAL FUNDS, A FUND MAY NOT MEET ITS INVESTMENT OBJECTIVE. SUBJECT TO APPLICABLE LAW, PRUDENTIAL MAY STOP OFFERING ONE OR MORE FUNDS OR MAY SUBSTITUTE A DIFFERENT MUTUAL FUND FOR ANY FUND.

EACH FUND HAS PROVIDED PRUDENTIAL WITH INFORMATION ABOUT ITS MANAGEMENT FEES AND OTHER EXPENSES. EXCEPT FOR THE SERIES FUND, PRUDENTIAL HAS NOT VERIFIED THAT INFORMATION INDEPENDENTLY.

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES

On the next several pages, we show you two examples of how the Death Benefit and the Cash Surrender Value of your Certificate can change as a result of the performance of the investment options you select. The examples are not our prediction of how value will grow. They are hypothetical examples and are just intended to show you how a Certificate works.

We call these examples "ILLUSTRATIONS." The illustrations are based on several ASSUMPTIONS about the age of the Participant, the amount of insurance, and the rules of your Group Contract.

ASSUMPTIONS WE USED FOR BOTH ILLUSTRATIONS

Here's what we assumed about the Certificate in both illustrations:

* The Participant was 40 years old when he or she bought the Group Variable Universal Life Insurance Certificate.

* The Face Amount of insurance under the Certificate is $100,000.

* The Participant paid a premium of $1,200 when the Certificate was first issued. He or she pays the same premium amount each year on the Certificate Anniversary.

ILLUSTRATION #1

In Illustration #1, we assumed that the CURRENT CHARGES Prudential deducts would stay the same as long as the Certificate remains in effect. Accordingly, we assumed the following charges:

* The charge deducted from each premium payment for taxes on premium payments is 2.6%.

* Prudential deducts no sales charge from premium payments.

* Prudential deducts no processing charge from premium payments.

* Each month, Prudential deducts a $3 charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.45% for mortality and expense risks.

* Prudential does not deduct a surrender charge.

* The Participant has current standardized cost of insurance charges from the following table, which is excerpted from Table I under Section 79 of the Internal Revenue Code:

                              MONTHLY CURRENT COST
                               OF INSURANCE RATES

----------------------------------
                    RATE PER
                THOUSAND DOLLARS
     AGE          OF INSURANCE
----------------------------------
  40 to 44           $0.17
----------------------------------
  45 to 49           $0.29
----------------------------------
  50 to 54           $0.48
----------------------------------
  55 to 59           $0.75
----------------------------------
  60 to 64           $1.17
----------------------------------
  65 to 69           $2.10
----------------------------------
  70 to 79           $3.76
----------------------------------

ILLUSTRATION #2

In Illustration #2, we changed our assumptions about the charges Prudential will deduct from the Certificate. Instead of current charges, we assumed that the MAXIMUM CHARGES permitted under the Group Contract would be made.

Here's what we assumed:

* The charge deducted from each premium payment for taxes on premium payments is 2.6%. (Since Prudential would increase this charge only if a state increases its tax charge to us, we left this charge at the current level.)

* Prudential deducts a sales charge equal to 3.5% from each premium payment.

* Prudential deducts a processing charge of $2 from each premium payment.

* Each month, Prudential deducts a $6 charge for administrative expenses.

* Prudential deducts a charge equal to an annual rate of 0.90% for mortality and expense risks.

* The Participant has cost of insurance charges equal to the maximum rates. (The maximum rates that Prudential can charge are 150% of the 1980 Commissioner's Standard Ordinary Mortality Table [Male], Age Last Birthday (the "1980 CSO")).

* Prudential deducts a charge upon surrender equal to the lesser of $20 or 2% of the amount surrendered.

ASSUMPTIONS ABOUT HOW THE CERTIFICATE FUND WAS INVESTED

We assumed that the Certificate Fund was invested in equal amounts in each of the 16 Funds available under the Group Contract.

Each illustration shows three different assumptions about the investment performance -- or "investment return" -- of the Funds. The three different assumptions are:

* gross annual rate of return is 0%

* gross annual rate of return is 4.5%

* gross annual rate of return is 9%

These are only assumptions to show how the Death Benefit and Cash Surrender Value change depending on the investment return. Actual investment return will depend on the investment options you select and will vary from year to year.

WALKING THROUGH THE ILLUSTRATIONS

Here's what to look for in the illustrations:

* The first column shows the CERTIFICATE YEAR.

* The second column gives you some CONTEXT FOR COMPARING the investment return under the Certificate to the return you might expect from a savings account. It shows the amount you would accumulate if you invested the same premiums in a savings account paying a 4% effective annual rate. (Of course, unlike the Certificate, a savings account does not offer life insurance protection.)

* The next three columns show what the DEATH BENEFIT would be for each of the four investment return assumptions (0%, 4.5% and 9%).

* The last three columns show what the CASH SURRENDER VALUE would be for each of the four investment return assumptions (0%, 4.5% and 9%).

You should note that:

* Both "gross" and "net" investment returns are shown.

* "Gross" investment return reflects the combined effect of both income on the investment and capital gains. It is the amount of return before Prudential takes out any of its charges and before any Fund investment management fees and other expenses are taken out.

* "Net" investment return is the amount of the investment return after Prudential takes out its charges and after Fund investment management fees and other expenses are taken out. Since Illustration #1 and Illustration #2 use different assumptions about charges, the "net" investment returns for each illustration are different. For some of the Funds, the Fund's investment advisor or other entity is absorbing certain of the Fund's expenses. In deriving net investment return, we used those reduced Fund expenses.

  -- Fund investment management fees and other expenses were assumed to equal
     0.70% per year, which was the average Fund expense in 1999.

  -- For Illustration #1, Prudential's mortality and expense risk charges are 0.45% per year. (In Illustration #1, we assumed that Prudential's current charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.15%, 3.35%, and 7.85%.

  -- For Illustration #2, Prudential's mortality and expense risk charges are 0.90% per year. (In Illustration #2, we assumed that Prudential's maximum charges are in effect.) So, including both Fund expenses and the mortality and expense risk charges, gross returns of 0%, 4.5% and 9% become net returns of -1.60%, 2.90% and 7.40%.

* The Death Benefits and Cash Surrender Values are shown with all of Prudential's charges and Fund investment management fees and other expenses taken out.

* We assumed no loans or partial withdrawals were taken.

* Neither illustration reflects Dividends or Experience Credits.

IF YOU ASK, PRUDENTIAL WILL GIVE YOU A SIMILAR ILLUSTRATION FOR A CERTIFICATE THAT SHOWS YOUR AGE, RISK CLASS, PROPOSED FACE AMOUNT OF INSURANCE, AND PROPOSED PREMIUM PAYMENTS. WE REFER TO THIS AS A "PERSONALIZED ILLUSTRATION."

WE SHOW THESE RATES OF INVESTMENT RETURN ONLY TO HELP YOU UNDERSTAND HOW THE CERTIFICATE WORKS. YOU SHOULD NOT ASSUME THAT THE INVESTMENT RATES OF RETURN ARE ACTUAL RATES OF RETURN. YOU SHOULD ALSO NOT ASSUME THAT THESE RATES ARE EXAMPLES OF PAST OR FUTURE INVESTMENT PERFORMANCE. NEITHER PRUDENTIAL NOR THE FUNDS CAN TELL YOU WHETHER THESE RATES OF INVESTMENT RETURN CAN ACTUALLY BE ACHIEVED.

THE ACTUAL RATES OF INVESTMENT RETURN FOR YOUR CERTIFICATE WILL DEPEND ON HOW THE INVESTMENT OPTIONS THAT YOU CHOOSE PERFORM. YOU MAY EARN MORE OR LESS THAN WHAT IS SHOWN IN THE ILLUSTRATION.

THE DEATH BENEFITS AND CASH SURRENDER VALUES WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN FOR A CERTIFICATE YEAR VARIED ABOVE OR BELOW THE AVERAGE, HYPOTHETICAL RATES OF 0%, 4.5% AND 9%.

                                 ILLUSTRATION #1

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                          USING CURRENT EXPENSE CHARGES


                                                                        Death Benefit (1)
                                               ---------------------------------------------------------------------
                                                              Assuming Hypothetical Gross (and Net)
                                                                 Annual Investment Return of
          End of        Premiums               ---------------------------------------------------------------------
        Certificate   Accumulated                0% Gross                  4.5% Gross                   9% Gross
           Year      at 4% per year            (-1.15%) Net               (3.35% Net)                 (7.85% Net)
           ----     -----------------          --------------            ---------------             ---------------

                  1           $1,248                $100,917                   $100,964                    $101,010
                  2            2,546                 101,823                    101,960                     102,100
                  3            3,896                 102,719                    102,989                     103,276
                  4            5,300                 103,605                    104,053                     104,543
                  5            6,760                 104,480                    105,152                     105,910
                  6            8,278                 105,202                    106,142                     107,235
                  7            9,857                 105,916                    107,164                     108,663
                  8           11,499                 106,622                    108,221                     110,203
                  9           13,207                 107,320                    109,314                     111,865
                 10           14,984                 108,009                    110,443                     113,657
                 15           24,989                 110,233                    115,440                     123,570
                 20           37,163                 110,758                    119,569                     136,061
                 25           51,974                 108,807                    121,695                     151,214
                 30           69,994                       0 (2)                118,126                     166,524
                 35           91,918                       0                    103,077                     176,722
                 40          118,592                       0                          0 (2)                 191,602


                     Cash Surrender Value (1)
--------------------------------------------------------------------
               Assuming Hypothetical Gross (and Net)
                    Annual Investment Return of
--------------------------------------------------------------------
   0% Gross                 4.5% Gross                 9% Gross
 (-1.15%) Net               (3.35% Net)               (7.85% Net)
----------------          ----------------          ----------------

           $917                      $964                    $1,010
          1,823                     1,960                     2,100
          2,719                     2,989                     3,276
          3,605                     4,053                     4,543
          4,480                     5,152                     5,910
          5,202                     6,142                     7,235
          5,916                     7,164                     8,663
          6,622                     8,221                    10,203
          7,320                     9,314                    11,865
          8,009                    10,443                    13,657
         10,233                    15,440                    23,570
         10,758                    19,569                    36,061
          8,807                    21,695                    51,214
              0 (2)                18,126                    66,524
              0                     3,077                    76,722
              0                         0 (2)                91,602



(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T1

                                 ILLUSTRATION #2

               GROUP VARIABLE UNIVERSAL LIFE INSURANCE CERTIFICATE
                         SPECIFIED FACE AMOUNT: $100,000
                                  ISSUE AGE 40
             ASSUME PAYMENT OF $1,200 ANNUAL PREMIUMS FOR ALL YEARS
                        USING MAXIMUM CONTRACTUAL CHARGES


                                                                          Death Benefit (1)
                                               -------------------------------------------------------------------------
                                                                  Assuming Hypothetical Gross (and Net)
                                                                      Annual Investment Return of
           End of       Premiums               -------------------------------------------------------------------------
        Certificate    Accumulated                  0% Gross                 4.5% Gross                   9% Gross
            Year     at 4% per year               (-1.60%) Net               (2.90% Net)                 (7.40% Net)
            ----     ----------------          -------------------         ----------------           ------------------

                   1          $1,248                     $100,566                 $100,603                     $100,641
                   2           2,546                      101,084                  101,184                      101,288
                   3           3,896                      101,549                  101,736                      101,937
                   4           5,300                      101,960                  102,257                      102,584
                   5           6,760                      102,315                  102,741                      103,228
                   6           8,278                      102,608                  103,182                      103,860
                   7           9,857                      102,840                  103,578                      104,480
                   8          11,499                      103,007                  103,924                      105,082
                   9          13,207                      103,106                  104,211                      105,660
                  10          14,984                      103,132                  104,434                      106,205
                  15          24,989                      101,822                  104,097                      107,919
                  20          37,163                            0 (2)                    0 (2)                  106,172
                  25          51,974                            0                        0                            0 (2)
                  30          69,994                            0                        0                            0
                  35          91,918                            0                        0                            0
                  40         118,592                            0                        0                            0


                         Cash Surrender Value (1)
 --------------------------------------------------------------------------
                    Assuming Hypothetical Gross (and Net)
                             Annual Investment Return of
 --------------------------------------------------------------------------
      0% Gross                  4.5% Gross                   9% Gross
    (-1.60%) Net                (2.90% Net)                (7.40% Net)
 -------------------          ----------------          -------------------

               $555                      $591                         $628
              1,064                     1,164                        1,268
              1,529                     1,716                        1,917
              1,940                     2,237                        2,564
              2,295                     2,721                        3,208
              2,588                     3,162                        3,840
              2,820                     3,558                        4,460
              2,987                     3,904                        5,062
              3,086                     4,191                        5,640
              3,112                     4,414                        6,185
              1,802                     4,077                        7,899
                  0 (2)                     0 (2)                    6,152
                  0                         0                            0 (2)
                  0                         0                            0
                  0                         0                            0
                  0                         0                            0



(1)  Assumes no loan or partial withdrawal has been made.

(2) Based on the interest rate and charges illustrated, the premiums paid are insufficient to keep the certificate in force. The certificate would lapse under this scenario.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING INTEREST RATES, FEDERAL AND STATE INCOME TAXES, AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH SURRENDER VALUE FOR A CERTIFICATE WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATE OF RETURN AVERAGED 0%, 4.5%, AND 9% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CERTIFICATE YEARS. NO REPRESENTATIONS CAN BE MADE BY PRUDENTIAL OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR OVER ANY PERIOD OF TIME.

                                       T2

                                     PART II

                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                     REPRESENTATION WITH RESPECT TO CHARGES

The Prudential Insurance Company of America ("Prudential") represents that the fees and charges deducted under the Group Variable Universal Life Insurance Contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

                   UNDERTAKING WITH RESPECT TO INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation.

New Jersey, being the state of organization of Prudential Insurance Company of America ("Prudential"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential's By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (8)(ii) of Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of the Prudential Individual Variable Contract Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

The facing sheet.

Cross-reference to items required by Form N-8B-2.

Version 1 of the prospectus consisting of 188 pages; version 2 of the prospectus consisting of 145 pages; version 3 of the prospectus consisting of 150 pages; version 4 of the prospectus consisting of 48 pages; version 5 of the prospectus consisting of 148 pages; version 6 of the prospectus consisting of 19 pages; and version 7 of the prospectus consisting of 16 pages; version 8 consisting of 10 pages.

The undertaking to file reports.

The representation with respect to charges.

The undertaking with respect to indemnification.

The signatures.

Written consents of the following persons:


   1.  PricewaterhouseCoopers LLP, independent accountants.
   2.  C. Christopher Sprague, Esq.

   3.  Barry T. Allen, FSA, MAAA.

The following exhibits:

      1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

            A. (1) Resolutions of Board of Directors of The Prudential Insurance Company of America:

                    (a) Resolution establishing The Prudential Variable Contract Account GI-2. (Note 2)

                    (b) Amendment to the Resolution proposing investment in unaffiliated mutual funds for the Prudential Variable Contract Account GI-2. (Note 6)

               (2)  Not Applicable.

               (3)  Distribution Contracts:

                    (a) Distribution Agreement between Prudential Investment Management Services LLC and The Prudential Insurance Company of America. (Note 7)

                    (b) Proposed form of Agreement between Prudential Investment Management Services LLC and independent brokers with respect to the Sale of the Group Contracts and Certificates. (Note 6)

                    (c)  Schedule of Sales Commissions. (Note 6)

                    (d)  Representative Fund Participation Agreements. (Note 8)

               (4)  Not Applicable.

               (5)  (a)  Group Contract. (Note 7)

                    (b)  Individual Certificate. (Note 7)

               (6)  (a)  Charter of The Prudential Insurance Company of America,
                         as amended November 14, 1995. (Note 3)

                    (b) By-laws of The Prudential Insurance Company of America, as amended April 8, 1997. (Note 4)

               (7)  Not Applicable.

               (8)  Not Applicable.

               (9)  Not Applicable.

               (10) (a)  Application Form for Group Contract. (Note 2)

                    (b)  Enrollment Form for Certificate. (Note 6)

                    (c) Form of Investment Division Allocation Supplement. (Note 6)

      2. Opinion and Consent of Thom Jackson, Esq. as to the legality of the securities being registered. (Note 1)

      3.    None.

      4.    Not Applicable.

      5.    Not Applicable.

      6. Opinion and Consent of Barry T. Allen, FSA, MAAA, as to actuarial matters pertaining to the securities being registered. (Note 1)

      7.    Powers of Attorney. (Note 9)

      8. Memorandum describing Prudential's issuance, transfer, and redemption procedures for the Certificates pursuant to Rule 6e-3(T)(b)(12)(iii) (Note 5)

(Note 1)  Filed herewith.

(Note 2) Incorporated by reference to Registrant's Form S-6, filed February 16, 1996.

(Note 3) Incorporated by reference to Post-Effective Amendment No. 9 to Form S-1, Registration No. 33-20083, filed April 9, 1997, on behalf of The Prudential Variable Contract Real Property Account.

(Note 4) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4, Registration No. 33-25434, filed April 30, 1997, on behalf of The Prudential Individual Variable Contract Account.

(Note 5) Incorporated by reference to Pre-Effective Amendment No. 1 to this Registration Statement, filed August 22, 1996.

(Note 6) Incorporated by reference to Pre-Effective Amendment No. 2 to this Registration Statement, filed January 27, 1997.

(Note 7) Incorporated by reference to Pre-Effective Amendment No. 3 to this Registration Statement, filed April 29, 1997.

(Note 8) Incorporated by reference to Post-Effective Amendment No. 1 to this Registration Statement, filed May 14, 1997.

(Note 9) Incorporated by reference to Post-Effective Amendment No. 10 to Form S-1, Registration No. 33-20083, filed April 9, 1998 on behalf of The Prudential Variable Contract Real Property Account, and to Post-Effective Amendment No. 4 for Form N-4, Registration No. 333-23271, filed February 23, 1999, on behalf of The Prudential Discovery Select Group Variable Contract Account.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, The Prudential Variable Contract Account GI-2, certifies that this Amendment is filed solely for one or more of the purposes specified in Rule 485(b)(1) under the Securities Act of 1933 and that no material event requiring disclosure in the prospectus, other than one listed in Rule 485(b)(1), has occurred since the effective date of the Registrant's most recent post-effective amendment and has caused this Registration Statement to be signed on its behalf by the undersigned hereunto duly authorized, and its seal hereunto affixed and attested, all in the city of Newark and the State of New Jersey, on this 1st day of May, 2000.


(Seal)              THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT GI-2
                                    (Registrant)

                   By: THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
                                     (Depositor)


Attest:  /s/ James Latham
         ------------------------------
         James Latham
         Manager, Prudential Group Life Insurance


By:      /s/ Barry T. Allen
         ------------------------------
         Barry T. Allen, FSA, MAAA
         Vice President and Assistant Actuary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities indicated on this 1st day of May, 2000.


                               SIGNATURE AND TITLE
                               -------------------

/s/ *
--------------------------------------
Arthur F. Ryan
Chairman of the Board, President and
Chief Executive Officer

/s/ *
--------------------------------------
Anthony S. Piszel
Vice President and Controller
(Chief Accounting Officer)

/s/ *
--------------------------------------
Richard J. Carbone
Senior Vice President and
Principal Financial Officer

/s/ *                                      *By: /s/ C. Christopher Sprague
--------------------------------------          --------------------------------
Franklin E. Agnew                               C. Christopher Sprague
Director                                        (Attorney-in-Fact)

/s/ *
--------------------------------------
Frederick K. Becker
Director

/s/ *
--------------------------------------
Gilbert F. Casellas
Director

/s/ *
--------------------------------------
James G. Cullen
Director

/s/ *
--------------------------------------
Carolyne K. Davis
Director

/s/ *
--------------------------------------
Roger A. Enrico
Director

/s/ *
--------------------------------------
Allan D. Gilmour
Director

/s/ *
--------------------------------------
William H. Gray, III
Director

/s/ *
--------------------------------------
Jon F. Hanson
Director

/s/ *
--------------------------------------
Glen H. Hiner, Jr.
Director

/s/ *                                       *By:   /s/ C. Christopher Sprague
--------------------------------------             -----------------------------
Constance J. Horner                                C. Christopher Sprague
Director                                           (Attorney-in-Fact)

/s/ *
--------------------------------------
Gaynor N. Kelley
Director

/s/ *
--------------------------------------
Burton G. Malkiel
Director

/s/ *
--------------------------------------
Ida F. S. Schmertz
Director

/s/ *
--------------------------------------
Charles R. Sitter
Director

/s/ *
--------------------------------------
Donald L. Staheli
Director

/s/ *
--------------------------------------
Richard M. Thomson
Director

/s/ *
--------------------------------------
James A. Unruh
Director

/s/ *
--------------------------------------
P. Roy Vagelos, M.D.
Director

/s/ *
--------------------------------------
Stanley C. Van Ness
Director


/s/ *
--------------------------------------
Paul A. Volcker
Director

/s/ *
--------------------------------------
Joseph H. Williams
Director

                                  EXHIBIT INDEX


       Consent of PricewaterhouseCoopers LLP, independent              Page II-6
       accountants

3.     Opinion and Consent of C. Christopher Sprague, Esq. as to the   Page II-7
       legality of the security registered

6.     Opinion and Consent of Barry T. Allen, FSA, MAA                 Page II-8
       as to actuarial matining to the securities being registered.

                       Consent of Independent Accountants


We hereby consent to the use in the Prospectus constituting part of this Post-Effective Amendment No. 5 to the registration statement on Form S-6 (the "Registration Statement") of our report dated March 17, 2000, relating to the financial statements of The Group Variable Universal Life Subaccounts of The Prudential Variable Contract Account GI-2, which appears in such Prospectus.

We also consent to the use in the Prospectus constituting part of this Registration Statement of our report dated March 21, 2000, relating to the consolidated financial statements of The Prudential Insurance Company of America and its subsidiaries, which appears in such Prospectus.

We also consent to the reference to us under the heading "Experts" in the Prospectus.



PricewaterhouseCoopers LLP

New York, New York
April 21, 2000